UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Eric Wietsma

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms.”

December 31, 2014

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended December 31, 2014. U.S. stocks and bonds rose in 2014, with stocks reaching new heights and outperforming their foreign counterparts by a considerable margin. The accelerating expansion of the U.S. economy provided an accommodative investing environment that stood in sharp contrast to the challenges faced by some of the world’s other large economies in Europe and the Far East.

The performance of U.S. equity markets during 2014 was encouraging, but the volatility that resurfaced during the fourth quarter and the struggles of some foreign markets serve as ongoing reminders that retirement investors should not focus on short-term performance – but rather on making investment decisions that are based on their long-term goals and objectives. Individuals who are saving for retirement may have the advantage of not needing to access their funds in the short term. Even those who have begun withdrawing their retirement savings may choose to have the majority of their account balance remain invested, since retirement can last for decades. We believe retirement investors give themselves a greater opportunity to reach their retirement income goals when they follow certain investment guidelines, such as the ones below.

Investment concepts to keep in mind

Avoid focusing on daily market performance

Investing for retirement is a long-term proposition. While most retirement investors seem to understand that the financial markets experience volatility from time to time, seasoned investors typically take a long-term approach to investing and avoid focusing on short-term results.

The one thing you can control is your contribution level

Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

Take advantage of asset allocation and diversification*

Stocks, bonds, and short-term/money market investments are investment types that generally perform differently at different times, depending on the economic climate. Each of these categories contains an even broader array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe investors can help reduce their over-exposure to one or two poorly performing investment types by including a mix of investment types and sub-categories in their retirement strategy.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms. To get there, we believe you may benefit most by maintaining a plan that takes into consideration your specific goals, how comfortable you are with the market’s ups and downs, and how long you have to save and invest for your future. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Overview (Unaudited)

December 31, 2014

Investors drive U.S. stocks up, oil down; central bank concludes bond buying in 2014

Major U.S. stock indexes rose in 2014, with the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (the “Dow”), two of the most widely followed U.S. stock market benchmarks, repeatedly reaching new highs and finishing the year near record territory. U.S. bonds also advanced for the year. Foreign markets did not fare as well, as economic growth slowed substantially in Europe, Japan reentered a recession, and China’s economy also stumbled.

Investors navigated periods of volatility and other challenges in an environment that included political action over federal spending and midterm elections that left Republicans with majorities in both houses of the U.S. Congress, geopolitical conflicts in Eastern Europe and the Middle East, the end of government bond purchases through the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and a precipitous decline in the price of oil. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic measures – including a rebound and acceleration in gross domestic product (“GDP”) – helped bolster stock prices. Housing was a surprisingly notable laggard during much of the year and failed to echo other economic improvements.

The Fed began “tapering” its monthly QE bond purchases to $75 billion in January 2014. The Fed’s monthly reduction proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank made its last monthly buys in October 2014. There was some first-quarter market movement attributable to the tapering, but investors ultimately seemed to accept the inevitable end of the program and the reductions became less of a factor in market movements as the year progressed. The Fed also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following its September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE. Fed statements in mid-December indicated the central bank intends to be “patient” in raising short-term interest rates. While not ruling out rate hikes later in 2015, the Fed allayed investors’ fears that better-than-expected economic growth might cause the central bank to accelerate its timetable for normalizing rates from near-zero levels. The statement also noted that the Fed continues to pay close attention to the slow improvement of credit growth in the U.S. and core inflation that is below the central bank’s 2% target.

The price of oil declined steadily over the second half of the year due to investor concerns about slowing economic growth and falling demand in foreign markets colliding with an overabundant supply. West Texas Intermediate (WTI) crude oil started the year at more than $98 per barrel, gushed to nearly $108 in June, then trickled down steadily to finish 2014 at $53.45 – down more than 45% for the full year. U.S. retail gasoline prices accelerated from about $3.41 per gallon at the beginning of January to nearly $3.79 in late April. Gasoline parked in the $3.74 to $3.78 per gallon range until late June before rolling downhill to approximately $2.39 at the end of the year, which gave drivers the lowest gas prices since 2009. Gold prices gyrated but changed little, cresting to $1,385 per ounce in mid-March 2014, falling to $1,142 in early November, and finishing the year at $1,206 – just $1.50 more than the precious metal’s 2014 opening price.

Market performance

U.S. stocks of all sizes outperformed their foreign counterparts during 2014, with stocks of mid-size and large U.S companies outpacing their small-company counterparts. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 14.75% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 13.69% advance, and the blue-chip Dow Jones Industrial AverageSM rose 10.04%. The Russell 2000® Index of small-capitalization stocks underperformed other key stock benchmarks, but still advanced 4.89%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declined 2.19% for the year and outperformed the MSCI EAFE Index, a barometer for foreign stocks in developed markets, which fell 4.90%.

Bonds rewarded investors, but underperformed most U.S. stock indexes during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.97%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.64%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies in the second half of the year worked against high-yield bonds, as many issuers of such bonds are energy companies. Despite losing ground in the third and fourth quarters, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, still managed to advance 2.45% for the year.*

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased later in the quarter, however, and enabled stocks to embark on a recovery.

Resurgent concerns over some aspects of U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen helped bolster the market. Yellen replaced Ben Bernanke at the end of January and is the first woman to lead the Fed. Fiscal woes afflicting the federal government eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did not significantly damage stock prices, so most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The European Central Bank (“ECB”) provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, which stated the central bank would continue to reduce the amount of monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, the second-quarter figure was revised upward to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where economic activity was stagnant – and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

Q4 2014: Volatility increases, but U.S. stocks hit new all-time highs

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter and to new highs for the year. Plunging crude oil prices, the spread of the Ebola virus in West Africa and beyond, and disappointing economic data from Europe and China were some of the factors keeping investors on edge and contributing to two noteworthy – but relatively short – sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (“OPEC”) announced its decision not to cut production. Good news on the U.S. economy was a major factor lifting share prices. GDP expanded by an upwardly revised 5.0% in the third quarter, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

As 2014 drew to a close, the low price of oil, the weakness of overseas economies, and possible actions by the Fed and other central banks around the world were on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad, which may help create a favorable environment for stocks and bonds in 2015.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund (formerly known as MassMutual Select PIMCO Total Return Fund), and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities. Effective October 27, 2014, the name of this Fund changed from Select PIMCO Total Return Fund to Select Total Return Bond Fund, Metropolitan West Asset Management, LLC (MetWest) replaced Pacific Investment Management Company LLC (PIMCO) as the Fund’s subadviser, and the Fund’s investment strategy changed from investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities to the current investment approach described above.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 4.26%, underperforming the 5.97% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From January 1 through October 26, 2014, when PIMCO served as the Fund’s subadviser, tactical management of the Fund’s interest rate exposure detracted from Fund returns. In particular, an underweight position in longer-maturity U.S. bonds, relative to the benchmark, was negative for returns, as interest rates fell significantly in 2014. Conversely, the Fund’s non-U.S. interest-rate exposure, with tactical positioning in Spanish and Italian sovereign debt, helped support performance, as their yields continued to fall due to accommodative monetary policies and implicit support from the European Central Bank. (Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.) In emerging markets, tactical exposure to Mexican local debt contributed to Fund returns as rates declined. The Fund’s position in Treasury Inflation-Protected Securities (TIPS) underperformed non-inflation-indexed Treasuries.

The Fund’s non-agency mortgage-backed securities (MBS) holdings benefited from the ongoing housing recovery and positive demand, which contributed to Fund performance. (Non-agency MBS are issued by private institutions that are not backed by government-sponsored entities.) An underweight position in investment-grade corporate bonds during the year detracted from returns, as prices rose for these bonds and the sector outperformed comparable Treasuries. Additionally, an overweight stake in emerging-market bonds contributed, as their prices rose.

With respect to the Fund’s use of derivatives, holdings of pay fixed interest rate swaps on the long end of the U.S. nominal yield curve detracted from performance. (Pay fixed interest rate swaps are derivatives that allow counterparties to exchange streams of fixed interest rate payments for streams of floating interest rate payments.) Futures and options were also used to manage U.S. interest rate exposure. Exposure to Mexican debt was partially implemented through the use of interest rate swaps. Exposure to investment-grade corporate bonds included the use of basket credit default swaps.

Between October 27, when MetWest became subadviser to the Fund, and the end of 2014, the Fund modestly outperformed the benchmark, as its underweight allocation to the corporate sector proved beneficial at a time when investor concerns about interest rate hikes, coupled with the enormous drop in West Texas Intermediate (WTI) crude oil prices, drove down corporate bond prices. The decline in oil prices weighed on industrial bonds, particularly in the energy sector, where the Fund maintained an underweight position. The Fund’s positioning in high-yield corporate bonds also detracted from returns, as that sector was also negatively impacted by falling oil prices. The Fund held an overweight stake in non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities, as well as asset-backed securities (ABS), all of which outpaced the benchmark during the period, and an underweight position in agency RMBS, which lagged the benchmark. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Finally, the Fund’s interest rate positioning resulted in a small drag on returns, as U.S. Treasury rates fell, particularly in November.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

MetWest believes that economic growth in the U.S. is picking up, and although not yet consistently robust, recent strength has the potential to continue. During 2014, the Federal Reserve (the “Fed”) began to normalize monetary policy with the conclusion of its asset purchase program. While our view is that there are potential challenges related to domestic growth, including continued weakness overseas, we believe the impact will be minimal and the Fed may begin increasing interest rates. Once the increases begin, we believe there could be upward pressure on rates, particularly if inflation appears. As a result, our Fund strategy continues to be largely influenced by our belief that interest rate pressures will likely heighten over time and that late-stage credit cycle dynamics, such as increased leverage and looser underwriting standards, warrant a cautious and selective investment strategy for the Fund.

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

Corporate Debt	30.4%
Non-U.S. Government Agency Obligations	28.1%
U.S. Government Agency Obligations and Instrumentalities	26.3%
U.S. Treasury Obligations	26.0%
Municipal Obligations	2.8%

Total Long-Term Investments	113.6%
Short-Term Investments and Other Assets and Liabilities	(13.6)%

Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class I, Class R5, Service Class, Administrative Class, Class R4, Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 7/6/10 - 12/31/14
Class I	4.39%	4.00%
Class R5	4.26%	3.82%
Service Class	4.23%	3.74%
Administrative Class	4.14%	3.63%
Class R4	3.88%	3.52%
Class R3	3.66%	3.26%
Barclays U.S. Aggregate Bond Index	5.97%	3.78%

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class A, Class A (sales load deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class A	2.65%
Class A (sales load deducted)*	-2.23%
Barclays U.S. Aggregate Bond Index	4.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 7.13%, outperforming the 5.97% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The largest contributor to performance, relative to the benchmark, during 2014 was Fund positioning specific to interest rates. The Fund tactically shifted between more and less exposure to interest-rate movements during the year, spending much of the first half of the year with more interest rate exposure than the benchmark and the latter half of the year with similar to less interest-rate exposure than the benchmark, which added to performance on the whole. The Fund held an overweight position, relative to the benchmark, in longer-term bonds for all of 2014, which significantly added to performance as yields of longer-term bonds fell markedly, while yields of short- to intermediate-term bonds rose modestly. (Bond prices move in the opposite direction of interest rates, or yields; when yields fall, the prices of existing bonds rise – and vice versa.)

Despite a weaker housing market in 2014, the Fund’s non-agency mortgage-backed securities (MBS) allocation was a contributor to performance and benefited from price improvement, a supportive market environment, and continued coupon and principal payments. (Non-agency mortgage-backed securities are issued by private institutions that are not backed by government-sponsored entities.) The Fund’s allocation to agency MBS was also a contributor to performance. The sector outperformed comparable U.S. Treasuries during the year. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.)

The Fund’s positioning in emerging-market bonds detracted from performance in 2014 as emerging-market sovereign and corporate bonds and emerging-market currencies declined, especially in the third and fourth quarters of the year. Conversely, the Fund’s exposure to other foreign currencies boosted performance – specifically the underweighting of euro and yen currency positions, as the U.S. dollar strengthened significantly relative to those two currencies throughout the year.

The Fund used derivative instruments, which are securities that derive their value from the performance of other securities, mainly for hedging purposes in 2014. Additionally, the Fund used currency futures, forwards, and options to adjust exposure to various foreign currencies. Currency futures and forwards are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. Overall, the Fund’s use of derivatives had a positive impact on performance during the year.

Subadviser outlook

In our view, economic data support our expectation for modest 2014 growth. We expect fourth-quarter growth will result in gross domestic product of about 2.5% for calendar-year 2014; we anticipate there may be similar growth, which is slightly below the market and Federal Reserve (the “Fed”) consensus, as we head into 2015. We plan to maintain the Fund’s overweight position in certain corporate bond sectors that have demonstrated strong fundamentals. The Fed remains highly accommodative; however, given the likelihood the Fed may begin increasing interest rates in 2015, we plan to continue to be active in adjusting portfolio interest rate sensitivity.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Overseas, we anticipate the European economy may avoid recession if expected aggressive action from the European Central Bank materializes. We are keeping a close eye on geopolitical tensions in various hotspots, such as Ukraine and the Middle East. We are also hopeful China’s economy will start to improve. Emerging markets remain volatile, but in our view, select country fundamentals may be generally sound. Looking ahead, we will determine whether to adjust the Fund’s risk positions against a still-favorable backdrop of mild economic expansion and accommodative Fed policy.

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

Corporate Debt	29.6%
U.S. Government Agency Obligations and Instrumentalities	26.8%
Non-U.S. Government Agency Obligations	15.5%
U.S. Treasury Obligations	11.3%
Sovereign Debt Obligations	5.7%
Bank Loans	2.5%
Municipal Obligations	0.2%
Preferred Stock	0.1%
Purchased Options	0.0%

Total Long-Term Investments	91.7%
Short-Term Investments and Other Assets and Liabilities	8.3%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	7.13%	6.04%	4.94%
Service Class	7.08%	5.99%	4.89%
Administrative Class	6.94%	5.83%	4.77%
Class A	6.66%	5.58%	4.52%
Class A (sales load deducted)*	1.59%	4.55%	4.01%
Class R3	6.44%	5.27%	4.19%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class I, Class R4, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	4.32%
Class R4	3.99%
Barclays U.S. Aggregate Bond Index	4.05%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles) which was responsible for approximately 41% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 59% of the Fund’s portfolio, as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 11.82%, trailing the 13.45% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the 2014 market environment, real estate investment trusts (REITs) and utilities stocks advanced. The Brandywine Global Fund component held an underweight position, relative to the benchmark, in both groups – which significantly challenged Fund component performance for the year. The performance shortfall was nearly offset by overweight positioning in technology, the best-performing sector within the benchmark in 2014. Strong results from the Fund component’s semiconductor and hardware holdings also helped drive performance during the year, with much of the benefit coming from the strong-performing consumer technology behemoth Apple. The Fund component’s larger-capitalization bias benefited performance throughout the year, since smaller companies underperformed large companies substantially in 2014. Finally, the price of crude oil fell around 50% during the second half of 2014 – thanks to the combination of a slowdown in global growth, unconstrained production from the Middle East, and a continued increase in domestic production. Consequently, the entire energy sector sold off substantially. The Fund component had exited some of the weaker-performing energy positions earlier in the year and maintained an underweight exposure to the sector, which helped returns on a relative basis.

For the Fund’s Loomis Sayles component, Noble Energy (energy), Terex Corporation (industrials), and Sanofi were holdings that detracted the most from performance. In addition to commodity price pressure, Noble, an independent exploration and production company, suffered from news that the Israeli government was considering renegotiating some rights the company has to a large offshore gas field. Terex, a diversified global manufacturer, also underperformed due to a poor earnings report. Conversely, Forest Laboratories, Covidien, and UnitedHealthcare contributed most to returns. Forest Laboratories, a pharmaceutical company, was the best absolute performer as a result of its acquisition by Actavis. In another acquisition, Medtronic’s offer to purchase Covidien, a global medical equipment company, for a combination of cash and stock drove up Covidien’s shares. U.S.-managed-care company UnitedHealth’s management team hosted an upbeat investor meeting in the fourth quarter, which led analysts to believe the company will be able to offset increasing cost and utilization trends.

Subadviser outlook

Brandywine Global believes the Fund component’s potentially higher-quality characteristics, including potentially higher return on equity, may provide a safety net in difficult markets in the coming year. These positions, which result from our bottom-up, stock-by-stock, portfolio construction process, fit with our observation of what appears to be a steadily improving economic environment, while taking into consideration the global risks that could adversely impact the markets in 2015.

Loomis Sayles’ view is that 2015 could prove to be another difficult year if interest rates remain depressed. At year-end, the Loomis Sayles Fund component was underweight in utilities and REITs on the belief that valuations are unattractive and could remain so into 2015. We believe a market correction is possible and could provide buying opportunities for the Fund component. As always, we assess opportunities for the Fund component according to our risk/reward analysis, regardless of the direction of the markets.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 12/31/14

Apple, Inc.	3.8%
JP Morgan Chase & Co.	2.9%
Wells Fargo & Co.	2.9%
Microsoft Corp.	2.8%
Bank of America Corp.	2.3%
Exxon Mobil Corp.	2.1%
General Electric Co.	2.1%
Wal-Mart Stores, Inc.	1.8%
Merck & Co., Inc.	1.8%
UnitedHealth Group, Inc.	1.6%

24.1%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	26.2%
Consumer, Non-cyclical	17.4%
Industrial	11.5%
Technology	10.8%
Energy	9.7%
Communications	9.0%
Consumer, Cyclical	6.7%
Utilities	2.8%
Basic Materials	2.6%
Mutual Funds	1.2%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	11.82%	15.10%	6.21%
Service Class	11.72%	14.99%	6.12%
Administrative Class	11.52%	14.85%	5.98%
Class A	11.27%	14.52%	5.69%
Class A (sales load deducted)*	4.87%	13.17%	5.07%
Class R3	11.02%	14.22%	5.36%
Russell 1000 Value Index	13.45%	15.42%	7.30%

Hypothetical Investments in MassMutual Select Diversified Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	9.20%
Class R4	8.85%
Russell 1000 Value Index	10.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 11.27%, underperforming the 13.45% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed in 2014, as security selection within the financials, information technology, and consumer staples sectors detracted from relative results. An underweight allocation to a strong utilities sector worked against the Fund’s returns, relative to the benchmark. The Fund’s cash position also detracted amid a broad-based rally in equities. Stronger stock selection within the materials and consumer discretionary sectors and an overweight allocation to the information technology sector helped partially offset weakness elsewhere.

During 2014, top detractors from benchmark-relative performance included energy companies Southwestern Energy, Halliburton, and Marathon Oil. The oil sector saw its sharpest sell-off in three years following OPEC’s decision not to cut production amid declining oil prices, which weighed on each of the Fund’s top detractors. Southwestern Energy, a natural gas-focused exploration and production company, saw share price declines due to disappointing third-quarter earnings, which came in below estimates, and a negative view of the company’s recent acquisition of acreage in the Marcellus and Utica basins. Shares of Halliburton, an energy services provider, underperformed, as investors seemed to question the value of the stock in light of poor price trends and the company’s proposed acquisition of drilling services provider Baker Hughes. Marathon Oil, a U.S. exploration and production company, also underperformed, as the company reported disappointing third-quarter earnings as a result of plummeting crude oil prices.

Conversely, among the top contributors to benchmark-relative results were Covidien (health care) and Lowe’s (consumer discretionary). Shares of Covidien, a medical-products manufacturing and distribution company, soared after medical device giant Medtronic entered into a definitive agreement to acquire Covidien. Lowe’s, a leading home improvement retailer, reported better-than-expected third-quarter earnings results and revised its full-year outlook, sending the stock price higher. An underweight allocation to ExxonMobil (energy), a stock represented in the benchmark, also aided relative performance. At year end, the Fund held the largest overweight stakes in the consumer discretionary and information technology sectors – and the largest underweight allocations to the utilities and consumer staples sectors.

Subadviser outlook

Our outlook for 2015 is mixed. The oil price decline has been a major focus for investors and a key contributor to equity market volatility in recent months. Oil companies have started to reduce their capital expenditure budgets and our view is that this may lead to reduced supply growth in 2015. If supply is cut materially, we anticipate support for the commodity price, but demand trends will play a key role. We also continue to monitor Federal Reserve (the “Fed”) policy following the end of Quantitative Easing (“QE”), the Fed’s monthly bond-buying campaign intended to stimulate economic growth in the U.S., as we acknowledge QE supported economic growth and equity markets while in effect. Investors appeared encouraged by the Fed’s addition of the terms “patient” and “data-driven” to language describing its approach to raising interest rates in the wake of the end of QE. We believe the Fed may likely be most focused on core inflation in this environment, and may wait until wages pick up before acting to raise interest rates.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/14

Wells Fargo & Co.	4.0%
JP Morgan Chase & Co.	3.6%
Cisco Systems, Inc.	3.0%
Merck & Co., Inc.	2.6%
Citigroup, Inc.	2.4%
PNC Financial Services Group, Inc.	2.3%
Intel Corp.	2.2%
Chevron Corp.	2.2%
Covidien PLC	1.9%
EMC Corp.	1.9%

26.1%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	27.3%
Consumer, Non-cyclical	16.3%
Energy	10.0%
Industrial	9.9%
Communications	9.9%
Consumer, Cyclical	9.4%
Technology	9.2%
Basic Materials	4.5%
Utilities	2.7%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	11.27%	13.67%	8.20%
Service Class	11.22%	13.63%	8.15%
Administrative Class	11.14%	13.48%	7.99%
Class A	10.78%	13.19%	7.72%
Class A (sales load deducted)*	4.41%	11.86%	7.08%
Class R3	10.63%	12.86%	7.40%
Russell 1000 Value Index	13.45%	15.42%	7.30%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 11/15/10 - 12/31/14
Class I	11.45%	15.20%
Russell 1000 Value Index	13.45%	16.46%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R4 and the Russell 1000 Value Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	9.16%
Russell 1000 Value Index	10.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index. The Fund’s subadvisers are Huber Capital Management, LLC (Huber Capital Management) which was responsible for approximately 59% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which managed approximately 41% of the Fund’s portfolio, as of December 31, 2014. Effective August 20, 2014, Barrow Hanley replaced Columbia Management Investment Advisers, LLC (Columbia Management) as a co-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 4.73%, significantly underperforming the 13.45% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Huber component of the Fund, the primary detractors from relative performance were Fund component holdings in the consumer discretionary, consumer staples, energy, and financial services sectors. In consumer discretionary holdings, Tupperware, a direct-to-consumer marketer of various products, came under pressure due to foreign currency exchanges – in particular, the strong dollar. Fund component holding Herbalife, a direct marketer of nutritional supplements in the consumer staples sector, declined due to a Federal Trade Commission investigation. For holdings in the energy sector, the most notable detractor from relative performance was deep-water drilling company, Ensco, which declined in part because of the precipitous drop in oil prices. In financial services, Fund component holding insurance company CNO Financial Group had a lackluster year due to missed earnings estimates early in 2014, although third-quarter results beat analysts’ expectations. Turning to the positive, Fund component holdings in the utilities sector contributed the most to relative full-year results. There, top contributors included integrated energy company Exelon Corporation and merchant nuclear power producer Entergy Corporation. Exelon beat earnings estimates, as the company realized meaningful leverage on strong merchant power prices with lower input costs. Entergy had strong quarter-over-quarter industrial sales growth during the year.

From January 1 through August 19, 2014, when Columbia Management served as the Fund’s co-subadviser, the majority of relative underperformance was attributable to stock selection in the industrials sectors – and the Fund component’s underweight position, relative to the benchmark, in the financials sector, particularly real estate investment trusts (REITs), which performed well and boosted the benchmark return. In industrials, Fund component holdings General Electric and commercial printing firm R.R. Donnelley & Sons were relative detractors for the year. On the upside, sector allocation proved beneficial, as Fund component positioning in the tobacco industry within the consumer staples sector was an area of relative outperformance. Fund component holdings in the telecommunication services sectors also performed well on a relative basis. The Fund component’s minor position in foreign holdings, particularly in the U.K., France, and Australia, detracted from relative returns due to investor concerns over continued weakness throughout the euro zone.

Between August 20, when Barrow Hanley became subadviser to the Fund, and the end of 2014, Fund component holdings in the energy and health care sectors detracted from performance. No other sector garnered more attention in 2014 than energy. Although the swift and sizable sell-off in oil impacted most energy-related stocks, the Fund component remained equal weight in energy at year-end, based on the uncertainty over the outlook for oil prices over the coming year. Conversely, several areas contributing to performance for the year included Fund component holdings within the industrials, materials, and consumer discretionary sectors. Given the sharp sell-off in oil, it came as no surprise that consumer-oriented stocks and stocks with typically high energy input costs performed well. Among them were Fund component holdings Southwest Airlines, American chemical company E.I. du Pont, Target, Wal-Mart, and homebuilder Lennar Corporation.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Huber Capital Management remains cognizant of the complex, intertwined political and economic factors that affect global economies – and we attempt to take advantage of market inequities by uncovering new opportunities and adding to existing positions when we believe stock prices trade at considerable discounts to our assessment of fair value. At year-end, the Fund component had overweight positions in the consumer staples and technology sectors and underweight allocations to energy, financial services, health care, and producer durables.

In Barrow Hanley’s view, should global events, higher interest rates, or a slowdown in earnings cause a meaningful pull-back in equity markets, the Fund component is well positioned and may have the potential to exhibit defensive characteristics and meaningful downside protection.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/14

CNO Financial Group, Inc.	4.6%
Bank of America Corp.	3.9%
JP Morgan Chase & Co.	3.6%
Pfizer, Inc.	3.5%
Merck & Co., Inc.	3.4%
Citigroup, Inc.	3.3%
Philip Morris International, Inc.	3.2%
CA, Inc.	3.1%
Microsoft Corp.	3.0%
Wal-Mart Stores, Inc.	2.6%

34.2%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	26.9%
Consumer, Non-cyclical	20.0%
Industrial	13.0%
Energy	10.7%
Technology	8.1%
Consumer, Cyclical	7.5%
Communications	4.3%
Utilities	4.1%
Basic Materials	3.7%
Mutual Funds	3.1%

Total Long-Term Investments	101.4%
Short-Term Investments and Other Assets and Liabilities	(1.4)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	4.73%	10.63%	5.62%
Service Class	4.59%	10.51%	5.52%
Administrative Class	4.42%	10.36%	5.35%
Class A	4.22%	10.07%	5.10%
Class A (sales load deducted)*	-1.77%	8.77%	4.48%
Class R3	4.10%	9.81%	4.82%
Russell 1000 Value Index	13.45%	15.42%	7.30%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	3.05%
Class R4	2.71%
Russell 1000 Value Index	10.13%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index* (the “Index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 13.46%, trailing the 13.69% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

During 2014, utilities and health care were the strongest-performing sectors within the Index; conversely, the energy and telecommunication services sectors turned in the worst performances.

The U.S. outperformed international markets in 2014, as the domestic economy exhibited signs of sustained improvement. Weak economic data from international developed markets and strong corporate earnings and economic data in the U.S. continued to support growth expectations and drove investors to seek the relative safety of U.S. assets.

Although the October Federal Open Market Committee (FOMC) meeting marked the end of the Quantitative Easing program (QE) – which consisted of ongoing government bond purchases designed to drive down interest rates and stimulate economic growth – Federal Reserve (the “Fed”) Chair Janet Yellen continued to support low interest rates for an extended period of time. The December 2014 FOMC meeting minutes indicated initial rate hikes would be unlikely until at least mid-2015. The market reacted positively, as investors had widely anticipated the news and were encouraged by the Fed’s pledge to keep rates low into 2015.

U.S. equities experienced a year of solid gains, as strong corporate earnings and economic data bolstered confidence in the U.S. economy. While the year started slowly, partly due to weak consumer spending related to an unusually harsh winter, U.S. equities shrugged it off as improved corporate earnings and economic data led to increased confidence in the U.S. economy. In 2014, there was also a flurry of corporate actions with the largest wave of issuances of bonds and acquisitions in recent years, as companies sought to take advantage of low borrowing rates and tax advantages from re-domiciling in countries with lower corporate taxes, though recent government action led to the disintegration of some deals. Elsewhere, global central banks – including the European Central Bank and the People’s Bank of China, China’s central bank – became increasingly accommodative, which helped propel global stocks higher.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Our view is that various factors, such as Fed policy, oil prices, housing, and unemployment, among others, will likely continue to play an influential role in the direction the equity markets take in 2015. We do not manage the Fund according to a given outlook for the equity markets or the economy in general, because we are managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 12/31/14

Apple, Inc.	3.5%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	2.1%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc. Class B	1.5%
Wells Fargo & Co.	1.4%
General Electric Co.	1.4%
The Procter & Gamble Co.	1.3%
JP Morgan Chase & Co.	1.3%
Chevron Corp.	1.2%

17.4%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	23.6%
Financial	16.2%
Technology	12.6%
Communications	12.3%
Consumer, Cyclical	10.0%
Industrial	9.9%
Energy	8.4%
Utilities	3.2%
Basic Materials	3.0%
Diversified	0.1%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P 500 Index Fund Class R5, Service Class, Administrative Class, Class R4, Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	13.46%	15.22%	7.46%
Service Class	13.21%	14.97%	7.23%
Administrative Class	13.18%	14.93%	7.20%
Class R4	12.92%	14.70%	6.97%
Class R3	12.68%	14.37%	6.66%
S&P 500 Index	13.69%	15.45%	7.67%

Hypothetical Investments in MM S&P 500 Index Fund Class I and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 12/7/11 - 12/31/14
Class I	13.55%	19.84%
S&P 500 Index	13.69%	19.95%

Hypothetical Investments in MM S&P 500 Index Fund Class A, Class A (sales load deducted), and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class A	11.10%
Class A (sales load deducted)*	4.71%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 12.44%, underperforming the 13.24% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s position in the consumer discretionary sector supplied the smallest collective absolute return in 2014. A lack of exposure to the health care sector and Fund positioning in the materials and financials sectors were the largest detractors from performance, relative to the benchmark, for the year.

With respect to specific Fund holdings, commodity trader and mining company Glencore, in the materials sector, hampered overall Fund performance when the company’s share price declined in tandem with commodity prices. Underperforming automobile maker General Motors, in the consumer discretionary sector, was the next largest detractor from the Fund’s overall 2014 return. Additionally, Penn National Gaming and Delphi Automotive, also in consumer discretionary, had negative returns; the Fund sold Delphi Automotive in the first quarter of the year.

On the upside, seven of the Fund’s 10 consumer discretionary holdings gained value – with the largest returns coming from retailers CarMax and Family Dollar Stores. The technology sector produced the largest return and also contributed most to the Fund’s overall performance for the year, as all technology Fund holdings advanced. The top-performing technology companies were media device designer and manufacturer Apple, semiconductor maker Intel, and semiconductor production equipment maker Applied Materials.

The best-performing Fund holding in 2014 was Apple, which rose on increases in sales, earnings, earnings per share, and revenues. Milestones included the new iPhone6 models, the acquisition of Beats Electronics and Beats Music, and a deal with China Mobile. The next best results came from technology companies Intel and Applied Materials.

Subadviser outlook

We believe carefully assessing company valuations and corporate fundamentals may offer the greatest opportunity for long-term investment success. This outlook, however, is balanced by our view that recent equity performance likely already reflects many of the positive factors that have been working for companies.

With stock valuations resting above historical averages, we believe focusing on company earnings and sensible stock selection are instrumental to the Fund’s success. In the past, commodity price declines have helped support improved earnings and gross domestic product growth. Our view is that a similar result may occur in 2015 as well. Our challenge, as always, is to identify the strongest, most attractively priced businesses for the Fund.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 12/31/14

Intel Corp.	7.0%
Wells Fargo & Co.	6.6%
Apple, Inc.	6.2%
General Motors Co.	6.1%
American International Group, Inc.	5.8%
Ralph Lauren Corp.	5.0%
JP Morgan Chase & Co.	4.9%
Glencore PLC ADR	4.7%
Franklin Resources, Inc.	4.7%
Amazon.com, Inc.	4.7%

55.7%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	34.8%
Consumer, Cyclical	22.7%
Technology	16.7%
Basic Materials	4.7%
Communications	4.7%
Consumer, Non-cyclical	4.1%
Energy	3.7%

Total Long-Term Investments	91.4%
Short-Term Investments and Other Assets and Liabilities	8.6%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	12.44%	18.02%	10.50%
Service Class	12.33%	17.90%	10.39%
Administrative Class	12.20%	17.73%	10.23%
Class A	11.86%	17.44%	9.95%
Class A (sales load deducted)*	5.43%	16.06%	9.30%
Class R3	11.67%	17.11%	9.63%
Russell 1000 Index	13.24%	15.64%	7.96%

Hypothetical Investments in MassMutual Select Focused Value Fund Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 11/15/10 - 12/31/14
Class I	12.54%	17.81%
Russell 1000 Index	13.24%	16.49%

Hypothetical Investments in MassMutual Select Focused Value Fund Class R4 and the Russell 1000 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	13.01%
Russell 1000 Index	10.97%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 11.38%, trailing the 13.05% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s less-than-favorable choices within industrials, financials, and energy stocks worked against favorable stock selection within the information technology, consumer staples, and materials sectors during 2014. A minor cash position in a rising market also weighed on the Fund’s relative results. Sector positioning, a residual of our bottom-up stock selection process, contributed modestly, as the Fund’s overweight allocation, relative to the benchmark, to the health care sector and underweight position in the lagging energy sector aided relative results.

Top detractors from relative performance during the year included Apache (energy) and Baker Hughes (energy). An underweight allocation to strong performer Apple (information technology) also weighed on relative results. Shares of Apache, an American independent oil and gas corporation, declined in the second half of the year due to the declining price of oil. We trimmed the Fund’s position in the company during the fourth quarter, but continued to hold the stock at year-end. Shares of Baker Hughes, a U.S.-based oilfield services company, were also weak as a result of lower oil prices.

Top contributors to the Fund’s benchmark-relative returns included positions in semiconductor firm Skyworks Solutions (information technology) and biopharmaceutical company Vertex Pharmaceuticals (health care). Shares of Skyworks Solutions, which was exposed to favorable trends in mobile devices and wireless infrastructure, soared more than 150% during the period. Vertex Pharmaceuticals, which focuses on cancer and neurodegenerative diseases, launched its product to treat cystic fibrosis patients, which helped drive up the stock. An underweight allocation to Amazon.com (consumer discretionary) benefited relative Fund performance. The Fund did not own underperforming IBM (information technology), a stock represented in the benchmark, which also aided relative results. We increased the Fund’s exposure to information technology during the period. The sector remained the Fund’s largest overweight position at year-end. The Fund also held an overweight stake in the health care sector as 2014 came to a close. Finally, we decreased the Fund’s exposure to the consumer discretionary and industrials sectors, the Fund’s largest underweights as of year-end, at which time the Fund also held an underweight position in the consumer staples and materials sectors.

Subadviser outlook

We continue to seek to maintain a balanced portfolio for the Fund – one that provides shareholders with exposure to what we consider an attractive combination of growth, quality, and valuation characteristics based on our proprietary forecasts. While the risk/reward of the investment universe is less attractive today than it was several years ago (as equity markets have continued their upward trajectory since then), we continue to find compelling areas of opportunity for the Fund.

Broadly speaking, we believe information technology has good organic growth prospects, attractive quality characteristics (high returns on capital and strong balance sheets), and remains one of the most attractive sectors based on our multiple scenario analysis valuation model.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

Apple, Inc.	7.2%
Microsoft Corp.	4.9%
Oracle Corp.	3.8%
Verizon Communications, Inc.	2.6%
Google, Inc. Class C	2.5%
The Home Depot, Inc.	2.2%
Cisco Systems, Inc.	2.1%
QUALCOMM, Inc.	2.1%
Gilead Sciences, Inc.	2.0%
Altera Corp.	1.9%

31.3%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/14

Technology	30.2%
Consumer, Non-cyclical	25.6%
Communications	18.8%
Consumer, Cyclical	10.9%
Industrial	6.8%
Financial	4.5%
Energy	2.5%
Basic Materials	1.3%
Mutual Funds	0.2%

Total Long-Term Investments	100.8%
Short-Term Investments and Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	11.38%	15.68%	8.97%
Service Class	11.13%	15.54%	8.84%
Administrative Class	10.93%	15.35%	8.68%
Class A	10.86%	15.11%	8.42%
Class A (sales load deducted)*	4.49%	13.76%	7.78%
Class R3	10.51%	14.74%	8.08%
Russell 1000 Growth Index	13.05%	15.81%	8.49%

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class I, Class R4, and the Russell 1000 Growth Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	10.42%
Class R4	10.03%
Russell 1000 Growth Index	11.80%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price). Effective January 9, 2015, Loomis, Sayles & Company, L.P. (Loomis Sayles) was added as a co-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 9.25%, lagging the 13.05% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also underperformed the 13.69% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Less-than-favorable overall stock selection was the reason for the Fund’s relative underperformance in 2014; however, the Fund’s sector allocations were notably positive. Fund holdings in the consumer discretionary, information technology, and energy sectors were the largest relative detractors; health care, materials, and financials were the leading outperformers.

Consumer discretionary was by far the Fund’s largest relative detractor, primarily due to stock selection; although the Fund’s overweight allocation to the sector was also detrimental. Fund holdings in the hotels, restaurants, and leisure industry underperformed. The Fund’s overweight position in Wynn Resorts, relative to the benchmark, hurt performance, as concerns of decelerating VIP gambling traffic in Macau weighed on the gaming giant.

Stock selection also led to underperformance in information technology, and the Fund’s underweight positioning in the sector detracted slightly as well. The Fund’s underweight allocation to Apple hurt performance, as the company’s shares were up sharply due to investor optimism about the iPhone 6. Despite strong revenue growth, Fund holding Google disappointed in 2014, as the Internet behemoth invested heavily in additional data center capacity and acquisitions.

The energy sector detracted due to stock selection, more than offsetting beneficial underweight positioning in the underperforming market segment. Shares of Fund holding Range Resources, an oil and gas exploration and production company, declined over the past year and lagged the broader energy sector, as mild summer weather in the U.S. and robust supply drove down natural gas prices in 2014.

Health care was the Fund’s leading relative outperformer for the year, driven by the significantly overweight positioning in this top-performing sector. Fund holding Gilead Sciences, a biotechnology company, was among the top positive contributors to overall Fund performance for the year on strong sales of Sovaldi, its hepatitis C drug, and the Stribild HIV pill, which continued to drive company growth.

The Fund’s materials sector outperformed, relative to the benchmark, mainly due to stock selection. Paint manufacturer and retailer Sherwin-Williams is a Fund holding experiencing strong growth from higher overall demand. The paint company’s recent acquisition of paint industry competitor Comex Group’s U.S. and Canadian businesses is performing ahead of expectations. Sherwin-Williams is well positioned as the leading U.S. paint producer and generates most of its sales through its own stores.

Subadviser outlook

We expect the stock environment may remain favorable in 2015, barring an extraordinary event. China still poses some risk, in our view, and it is possible that the euro zone’s sluggish economy and struggle with deflation will linger for longer than expected.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

On a positive note, we believe that commodities prices and inflation are likely to remain contained and interest rates are likely to stay low, even if the Federal Reserve takes action. The earnings outlook for various sectors appears promising. We are focusing on what we call “all-season” growth companies for the Fund – those with the ability to grow earnings regardless of macro-economic conditions.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

Amazon.com, Inc.	3.9%
The Priceline Group, Inc.	3.0%
Gilead Sciences, Inc.	2.9%
McKesson Corp.	2.9%
Visa, Inc. Class A	2.7%
Biogen Idec, Inc.	2.6%
Danaher Corp.	2.6%
MasterCard, Inc. Class A	2.6%
Google, Inc. Class C	2.5%
Facebook, Inc. Class A	2.5%

28.2%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	28.9%
Communications	22.3%
Consumer, Cyclical	18.1%
Industrial	12.0%
Financial	7.7%
Technology	4.8%
Basic Materials	3.9%
Energy	2.5%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	9.25%	16.71%	8.53%
Service Class	9.18%	16.61%	8.43%
Administrative Class	9.01%	16.44%	8.27%
Class A	8.77%	16.19%	8.03%
Class A (sales load deducted)*	2.51%	14.82%	7.39%
Class R3	8.52%	15.83%	7.70%
Russell 1000 Growth Index#	13.05%	15.81%	8.49%
S&P 500 Index	13.69%	15.45%	7.67%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class I, Class R4, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	10.55%
Class R4	10.18%
Russell 1000 Growth Index#	11.80%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 52% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which replaced Delaware Investments Fund Advisers (Delaware) as co-subadviser to the Fund effective May 1, 2014, and was responsible for approximately 48% of the Fund’s portfolio, as of December 31, 2014.

The portion of the Fund formerly co-subadvised by Delaware continues to be managed by the same portfolio management team who are now a part of Jackson Square. Jackson Square is jointly owned by California Street Partners, LLC, which is beneficially owned by its portfolio management team, other employees of Jackson Square, and Delaware Investments Advisers Partner, Inc., an affiliate of Delaware.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 10.70%, underperforming the 13.05% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Less-than-favorable stock selection hampered the Sands Capital Fund component’s performance during 2014, relative to the benchmark. The largest individual detractors from relative performance were five Fund component holdings: Internet retailer Amazon.com, shale gas exploration and production company Southwestern Energy, integrated casino resort developer Las Vegas Sands, enterprise software company Splunk, and ARM Holdings, a U.K.-based provider of intellectual property to the semiconductor industry. Conversely, the largest individual contributors to the Fund component’s relative return were holdings in web services company Baidu, online social networking giant Facebook, biotechnology company Regeneron Pharmaceuticals, biotechnology therapeutic drug developer Alexion Pharmaceuticals, and global payments technology company Visa. During the year, Sands Capital initiated five new holdings: Whole Foods Market, a leading retailer of natural and organic foods; Twenty-First Century Fox, a global leader in entertainment programming; Adobe Systems, an integrated software and service provider; Alibaba Group, the world’s largest e-commerce company; and LendingClub, the world’s largest online marketplace-lending platform. On the other hand, Sands Capital eliminated four holdings from the Fund component: Ulta Salon, a cosmetics and fragrance company, because expectations for its long-term growth decreased; Intuitive Surgical, on our belief the company’s core business is maturing; Starbucks, on our view the company is unlikely to meaningfully outperform the market; and Amazon.com, due to questions about the company’s capital allocation practices and lack of detailed financial disclosures.

For the Jackson Square component of the Fund, strong performance, relative to the benchmark, in the Fund component’s health care and consumer staples holdings was partially offset by weak relative returns in the Fund component’s financial services and technology holdings. During the year, the Fund component holding that detracted the most from performance was consumer technology giant Apple, due to the Fund component’s limited exposure to this strong-performing company. After owning Apple for many years, Jackson Square sold the final portion of its position early in the year, due to then-growing concerns related to its future growth trajectory, margin compression, and product innovation, among others. Conversely, the top contributor to performance during the period was Pharmaceutical company Allergan. Allergan rose when news that Activis, a generic and specialty drug manufacturer, would acquire Allergan at a premium to offers Valeant Pharmaceuticals International had previously made for the company in a hostile takeover attempt.

Subadviser outlook

Sands Capital’s sector allocations are a residual of our bottom-up, stock-by-stock fundamental approach. Our approach to investment research, portfolio construction, and risk management results in a Fund component we believe is naturally diversified

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

across industries and businesses at different stages of their respective growth lifecycles. During 2015, we will likely continue to have higher allocations to key growth sectors – including consumer, life sciences, and technology – and lower weights in highly cyclical sectors, such as energy, materials, and financials.

Jackson Square believes while some fundamentals in various geographic regions may be trending in a positive direction from a very low base during the global financial crisis in 2008-2009, we don’t believe we are entering into a typical post-recessionary global boom cycle. Rather, we believe the lingering effects of the credit crisis could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance to its performance.

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/14

Visa, Inc. Class A	6.5%
Baidu, Inc. Sponsored ADR (Cayman Islands)	4.4%
The Priceline Group, Inc.	3.8%
Facebook, Inc. Class A	2.8%
Allergan, Inc.	2.8%
Salesforce.com, Inc.	2.8%
Celgene Corp.	2.7%
Nike, Inc. Class B	2.6%
Google, Inc. Class A	2.6%
Adobe Systems, Inc.	2.5%

33.5%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 12/31/14

Communications	32.2%
Consumer, Non-cyclical	24.4%
Technology	16.0%
Consumer, Cyclical	10.7%
Energy	8.6%
Financial	5.1%
Basic Materials	1.6%
Mutual Funds	1.0%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	10.70%	18.26%	9.07%
Service Class	10.51%	18.13%	8.96%
Administrative Class	10.46%	17.98%	8.80%
Class A	10.21%	17.65%	8.54%
Class A (sales load deducted)*	3.88%	16.27%	7.90%
Class R3	9.99%	17.35%	8.19%
Russell 1000 Growth Index	13.05%	15.81%	8.49%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 12/7/11 - 12/31/14
Class I	10.75%	21.78%
Russell 1000 Growth Index	13.05%	19.37%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R4 and the Russell 1000 Growth Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	10.11%
Russell 1000 Growth Index	11.80%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s subadvisers are Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 64% of the Fund’s portfolio; and NFJ Investment Group LLC (NFJ), which managed approximately 36% of the Fund’s portfolio, as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 6.59%, trailing, by a wide margin, the 14.75% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection was the primary detractor from the Systematic component’s returns in 2014, relative to the benchmark. Selection was most unfavorable in the information technology and materials sectors. Sector allocation also detracted from relative performance. An underweight position in the strong utilities sector hurt relative results. The Fund component’s moderately overweight position in the energy sector was magnified by the sector’s extremely sharp pullback later in the year, reflecting the precipitous decline in oil prices. Precision Drilling, a Canadian oilfield services company, declined alongside most other energy companies. As crude oil prices fell dramatically in the last quarter of the year, investors sold the stock aggressively due to forecasted declines in customer demand for Precision’s drilling services. Systematic believes Precision’s top-tier rig fleet and contract coverage have been overlooked, as the stock sold off at the same rate as its lower-quality peers. We also believe management’s plan to restrict capital spending to pay down debt is prudent, as it should set the company up to deploy capital aggressively when its market improves. Conversely, one Fund component holding that outperformed during the year was Electronic Arts, a firm that develops, publishes, and distributes branded entertainment software for video game consoles, personal computers, and hand-held game players. The company reported strong earnings results that exceeded expectations and consequently raised its full-year earnings guidance.

An overweight position in energy stocks, the weakest-performing sector in the benchmark during the year, detracted from returns for the NFJ component of the Fund, relative to the benchmark. Overall, the holdings that were the greatest detractors from the Fund component’s full-year performance were Yamana Gold and Murphy Oil. Volatility in gold prices continued to pressure shares of gold miners, including Yamana Gold. Murphy Oil, a worldwide oil and gas exploration and production company, struggled in the second half of the year with the rapid decline in oil prices. Conversely, strong stock selection in industrials and energy helped drive the Fund component’s relative results for the year. Stock selection across consumer discretionary, health care, information technology, and utilities all contributed to returns for the year on an absolute basis, but failed to keep pace with the results of the benchmark sectors, which held back relative performance. Turning to the positive, the Fund component holdings that were top contributors were Whirlpool and Kroger. Michigan-based appliance manufacturer Whirlpool delivered strong fourth-quarter returns on strong home appliance sales. Food retailer Kroger delivered consistent stock growth throughout 2014, and increased its quarterly dividend in the fourth quarter.

Subadviser outlook

Systematic believes the U.S. economy’s strength may position corporate America with potential to generate mid- to high-single-digit earnings growth once again in the new year, which may be enough to push stocks higher. Stock pricing measures are low on a historical basis, so company fundamentals are likely to gain additional importance in the near term. Finally, we continue to watch the Federal Reserve for signs of a new interest rate regime. Given the strong performance of high-dividend-paying stocks in the past few years, valuations of yield-oriented investments like real estate investment trusts (REITs) and utilities appear somewhat expensive currently, in our view.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

NFJ believes that one influential factor in the 2015 economic environment will likely be whether the drop in oil prices is capable of providing further support to the global economy. Commodity prices are difficult to predict, and they may tend to reverse themselves quickly. NFJ does not forecast what markets are going to do in the short term; rather, we focus on higher-quality, dividend-paying companies with low valuations for the Fund component.

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/14

The Hartford Financial Services Group, Inc.	1.9%
Liberty Property Trust	1.7%
Zimmer Holdings, Inc.	1.6%
Allison Transmission Holdings, Inc.	1.5%
Webster Financial Corp.	1.4%
Raymond James Financial, Inc.	1.4%
CBRE Group, Inc.	1.4%
Molson Coors Brewing Co. Class B	1.4%
HCA Holdings, Inc.	1.3%
BioMed Realty Trust, Inc.	1.2%

14.8%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	28.3%
Consumer, Non-cyclical	17.8%
Consumer, Cyclical	11.7%
Technology	9.6%
Industrial	8.2%
Utilities	8.0%
Basic Materials	6.1%
Energy	5.0%
Communications	3.9%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/29/06 - 12/31/14
Class R5	6.59%	14.76%	7.49%
Service Class	6.57%	14.67%	7.39%
Administrative Class	6.39%	14.44%	7.21%
Class A	6.18%	14.21%	6.97%
Class A (sales load deducted)*	0.07%	12.86%	6.21%
Class R3	5.99%	13.90%	6.68%
Russell Midcap Value Index	14.75%	17.43%	8.75%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class I and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 12/7/11 - 12/31/14
Class I	6.75%	17.81%
Russell Midcap Value Index	14.75%	21.61%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R4 and the Russell Midcap Value Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	3.98%
Russell Midcap Value Index	9.06%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 56% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 44% of the Fund’s portfolio, as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 6.27%, outpacing the 4.22% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Fund’s Wellington Management component, strong security selection in the Fund component’s industrials, energy, and information technology sectors helped performance, although this was partially offset by weaker stock selection within the financials and materials sectors. Sector allocation, a result of Wellington Management’s bottom-up, stock-by-stock selection process, detracted from relative results. This was due, in part, to underweight positioning in the outperforming financials and utilities sectors – as well as an overweight position in industrials stocks, which lagged the broader index. The top detractors for this Fund component, relative to the benchmark, in 2014 were holdings Ascena Retail (consumer discretionary), Scorpio Tankers (energy), and Koppers (materials). Shares of Ascena Retail, a clothing and accessory retailer for “tween” girls and women declined due to disappointing same-store sales and earnings results. Scorpio Tankers, which provides seaborne transportation for refined petroleum products, declined during the year due to the abrupt decline in oil prices. Shares of Koppers, a global coal tar distiller and producer of carbon compounds and treated wood products, dropped on weaker-than-expected earnings results.

During 2014, the Barrow Hanley component of the Fund held a significantly overweight position in non-technology, economically sensitive sectors, such as consumer discretionary, industrials, and materials. Fund component holdings in consumer discretionary and materials significantly outperformed their benchmark counterparts. Heavy industrial equipment manufacturer Terex, a holding in the industrials sector, was a major detractor. In the financials sector, Fund component holdings Prosperity Bancshares and Texas Capital Bancshares – both community banks – were hurt by the decline in oil and gas prices. Conversely, within information technology, the Barrow Hanley component’s heavy semiconductor exposure boosted overall performance, with some of the largest returns coming from Fairchild, a semiconductor designer and manufacturer; Diodes, a semiconductor designer and manufacturer; and Brooks Automation, a semiconductor capital equipment provider. Barrow Hanley’s strategy of avoiding the telecommunication services sector also benefited Fund component performance on a relative basis, as the sector delivered a negative return for the year.

Subadviser outlook

Based on Wellington Management’s three- to five-year time horizon, we continue to find what we believe are attractively valued investment opportunities created by the inefficiencies frequently found among small- and mid-cap companies. At the end of the year, the Fund component held the most overweight positions in the industrials, health care, and information technology sectors. At year-end the Fund component maintained its underweight stake in the financials sector.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Going forward, Barrow Hanley is optimistic and continues to find value among small-cap stocks. Our view is the economy is functioning at below optimal levels, and there may be plenty of upside. We believe investors are likely to continue to seek safety in U.S. stocks as Europe suffers from economic struggles, China’s capital investment slows, emerging markets feel the pinch from weaker oil prices, and weakening local currencies make it harder to repay debt issued in U.S. dollars. Consequently, we believe 2015 could be bright for small-cap stocks, though probably not without some volatility along the way.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/14

Haemonetics Corp.	1.9%
American Axle & Manufacturing Holdings, Inc.	1.8%
Whirlpool Corp.	1.7%
Belden, Inc.	1.6%
Brunswick Corp.	1.5%
Trex Co., Inc.	1.5%
City National Corp.	1.5%
Fairchild Semiconductor International, Inc.	1.4%
Tempur Sealy International, Inc.	1.4%
Advance Auto Parts, Inc.	1.4%

15.7%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 12/31/14

Industrial	25.6%
Consumer, Cyclical	21.0%
Financial	16.2%
Consumer, Non-cyclical	14.0%
Technology	9.6%
Basic Materials	3.6%
Utilities	2.8%
Energy	2.2%
Communications	0.8%

Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 3/31/06 - 12/31/14
Class R5	6.27%	16.99%	6.45%
Service Class	6.21%	16.90%	6.34%
Administrative Class	6.05%	16.68%	6.17%
Class A	5.82%	16.43%	5.93%
Class A (sales load deducted)*	-0.26%	15.05%	5.21%
Russell 2000 Value Index	4.22%	14.26%	5.83%

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class I, Class R4, Class R3, and the Russell 2000 Value Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	5.19%
Class R4	4.85%
Class R3	4.66%
Russell 2000 Value Index	2.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 48% of the Fund’s portfolio; Federated Clover Investment Advisors (Federated Clover), which managed approximately 41% of the Fund’s portfolio; and EARNEST Partners, LLC (Earnest Partners), which oversaw approximately 11% of the Fund’s portfolio, as of December 31, 2014. Effective January 12, 2015, Invesco Advisers, Inc. (Invesco) replaced Earnest Partners as a co-subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 4.01%, underperforming the 4.22% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also underperformed the 4.89% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Sector weightings and, to a lesser extent, stock selection challenged the T. Rowe Price Fund component in 2014, as a substantially underweight position in financials, relative to the benchmark, and a substantially overweight position in industrials and business services detracted from performance. In industrials and business services, stock selection more than offset the detrimental effect of the overweight position. The opposite was true in the energy sector. While energy stock choices for the Fund worked against returns, the Fund’s underweight position in this weakest-performing sector helped mitigate the damage. The performance of the Fund component’s consumer discretionary holdings significantly lagged the benchmark sector. Homebuilder Meritage and Ascent Capital Group, which provides security alarm monitoring to residential and business subscribers, were two holdings that were notable detractors. Stock selection in health care also detracted from the Fund’s relative performance, especially Momenta Pharmaceuticals, a biotechnology company with a diversified pipeline of drugs. The stock tumbled earlier in the year due to an unfavorable Supreme Court ruling pertaining to the company’s release of a generic multiple sclerosis drug. Conversely, the Fund component’s industrials and business services sector was strong, with holding Alaska Air Group giving a lift to performance. The firm continues to show strong revenues and has benefited from a more rationalized environment in the airline industry.

Stock selection in the information technology sector – such as Veeco Instruments and Advanced Energy Industries in the semiconductor industry – detracted from the relative performance of the Federated Clover Fund component during the year. Holdings within the weaker-performing consumer discretionary sector also hampered the Fund component’s performance, as post-secondary education provider Bridgepoint Education and motion picture exhibitor Carmike Cinemas posted disappointing results. Conversely, stock selection in the materials sector had the greatest positive impact on relative performance for the year. Among the standout Fund component holdings in this sector were containers and packaging manufacturer Berry Plastics Group and U.S. Silica Holdings, a domestic producer of commercial silica. Strong stock selection in the financials sector also boosted the Fund component’s performance along with real estate investment trust (REIT) holdings, including Sun Communities and NorthStar Realty Finance, which delivered notable returns in 2014.

In the Earnest Partners Fund component, health care, materials, and information technology stocks drove performance for the year. Health care holding Centene, a Medicaid Health Maintenance Organization (HMO) serving more than 3.5 million Medicaid beneficiaries in more than 20 states across the country, reported a strong earnings outlook with premium revenues growing 40% year-over-year. Centene’s stock price was up more than 70% for the year. Information technology holding Global Payments is a leading provider of electronic payments transaction processing services for credit and debit cards, gift cards, electronic check services, verification and recovery services, and terminal management. The company continued to profit as consumers continued to shift from cash to debit/credit card purchases, both domestically and internationally.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price believes the recent decline in oil prices has weighed particularly heavily on smaller oil producers and punished stocks in related industries – such as rail and barge transportation – that rely on energy industry spending. In our view, upcoming earnings reports may provide greater clarity on the broader effects of falling oil prices on smaller companies. We believe energy-using firms and companies poised to benefit from healthier household budgets resulting from lower prices at the pump stand to benefit. In addition, the equally surprising decline in long-term interest rates has had a large, positive effect on small-company value stocks, especially financials. As always, our focus for the component of the Fund remains on long-term performance.

Despite the return of volatility in recent months, Federated Clover believes the bull market, now in its sixth year, still may have room to run. We believe the U.S. economy may be on more solid footing and it is likely the economic struggles of the rest of the world may pose the biggest risks to the financial markets in 2015. Our view is that small-cap stocks in particular are attractively valued relative to large caps, and we plan to continue to seek attractive, inexpensive stocks for the Fund component.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/14

LaSalle Hotel Properties	1.0%
Landstar System, Inc.	1.0%
Alaska Air Group, Inc.	0.9%
Radian Group, Inc.	0.9%
East West Bancorp, Inc.	0.8%
Home Bancshares, Inc.	0.8%
Aaron’s, Inc.	0.8%
ProAssurance Corp.	0.8%
Berry Plastics Group, Inc.	0.8%
Genesee & Wyoming, Inc. Class A	0.8%

8.6%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	30.4%
Industrial	20.7%
Consumer, Non-cyclical	12.1%
Consumer, Cyclical	11.4%
Technology	6.4%
Utilities	5.3%
Basic Materials	5.0%
Mutual Funds	3.1%
Communications	3.0%
Energy	2.7%
Diversified	0.2%

Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	4.01%	13.65%	7.58%
Service Class	3.92%	13.59%	7.53%
Administrative Class	3.74%	13.43%	7.37%
Class A	3.51%	13.14%	7.10%
Class A (sales load deducted)*	-2.45%	11.81%	6.47%
Class R3	3.34%	12.83%	6.79%
Russell 2000 Value Index#	4.22%	14.26%	6.89%
Russell 2000 Index	4.89%	15.55%	7.77%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 11/15/10 - 12/31/14
Class I	4.10%	13.43%
Russell 2000 Value Index#	4.22%	13.63%
Russell 2000 Index	4.89%	14.86%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R4, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	1.34%
Russell 2000 Value Index#	2.40%
Russell 2000 Index	3.73%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 9.38%, trailing the 9.77% return of the Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

Consumer staples and telecommunication services were the best-performing mid-cap sectors of the year, whereas energy and industrials exhibited the worst performance within the Index during the period.

The U.S. outperformed international markets in 2014, as the domestic economy exhibited signs of sustained improvement. Weak economic data from international developed markets and strong corporate earnings and economic data in the U.S. continued to support growth expectations and drove investors to seek the relative safety of U.S. assets. Additionally, issuance of corporate bonds reached an all-time high due to a large boost in mergers and acquisition activity. Despite positive economic data, central banks continued with accommodative monetary policy, which helped support equities.

Although the October Federal Open Market Committee (FOMC) meeting marked the end of the Quantitative Easing program (QE) – which consisted of ongoing government bond purchases designed to drive down interest rates and stimulate economic growth – Federal Reserve (the “Fed”) Chair Janet Yellen continued to support low interest rates for an extended period of time. The December 2014 FOMC meeting minutes indicated initial rate hikes would be unlikely until at least mid-2015. The market reacted positively, as investors had widely anticipated the news and were encouraged by the Fed’s pledge to keep rates low into 2015.

U.S. equities experienced a year of solid gains, as strong corporate earnings and economic data bolstered confidence in the U.S. economy. While the year started slowly, partly due to weak consumer spending related to an unusually harsh winter, U.S. equities shrugged it off as improved corporate earnings and economic data led to increased confidence in the U.S. economy. In 2014, there was also a flurry of corporate actions with the largest wave of issuances of bonds and acquisitions in recent years, as companies sought to take advantage of low borrowing rates and tax advantages from re-domiciling in countries with lower corporate taxes, though recent government action led to the disintegration of some deals. Additionally, the Fed maintained its pledge to keep interest rates low for an extended period of time, despite the end of QE, and global central banks became increasingly accommodative.

Subadviser outlook

Our view is that various factors, such as Fed policy, oil prices, housing, and unemployment, among others, will likely continue to play an influential role in the direction the equity markets take in 2015. We do not manage the Fund according to a given outlook for the equity markets or the economy in general, because we are managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

*	The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/14

Skyworks Solutions, Inc.	0.8%
Equinix, Inc.	0.7%
Advance Auto Parts, Inc.	0.7%
SL Green Realty Corp.	0.7%
Henry Schein, Inc.	0.7%
Hanesbrands, Inc.	0.7%
Endo International PLC	0.7%
Realty Income Corp.	0.6%
Signet Jewelers Ltd.	0.6%
Church & Dwight Co., Inc.	0.6%

6.8%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 12/31/14

Financial	21.3%
Industrial	17.6%
Consumer, Non-cyclical	17.2%
Consumer, Cyclical	12.3%
Technology	9.6%
Mutual Funds	5.3%
Basic Materials	5.1%
Communications	4.4%
Energy	4.4%
Utilities	4.3%

Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P Mid Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 7/26/12 - 12/31/14
Class I	9.55%	22.37%
Class R5	9.38%	22.23%
Service Class	9.31%	22.09%
Administrative Class	9.15%	21.94%
Class A	8.83%	21.60%
Class A (sales load deducted)*	2.57%	18.68%
S&P MidCap 400 Index	9.77%	22.67%

Hypothetical Investments in MM S&P Mid Cap Index Fund Class R4, Class R3, and the S&P MidCap 400 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	6.04%
Class R3	5.84%
S&P MidCap 400 Index	6.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 4.80%, modestly trailing the 4.89% return of the Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

During 2014, utilities and health care were the strongest-performing sectors within the Index; conversely, the energy and materials sectors turned in the worst performances.

The U.S. outperformed international markets in 2014, as the domestic economy exhibited signs of sustained improvement. Weak economic data from international developed markets and strong corporate earnings and economic data in the U.S. continued to support growth expectations and drove investors to seek the relative safety of U.S. assets. Additionally, issuance of corporate bonds reached an all-time high due to a large boost in mergers and acquisition activity. Despite positive economic data, central banks continued with accommodative monetary policy, which helped support equities.

Although the October Federal Open Market Committee (FOMC) meeting marked the end of the Quantitative Easing program (QE) – which consisted of ongoing government bond purchases designed to drive down interest rates and stimulate economic growth – Federal Reserve (the “Fed”) Chair Janet Yellen continued to support low interest rates for an extended period of time. The December 2014 FOMC meeting minutes indicated initial rate hikes would be unlikely until at least mid-2015. The market reacted positively, as investors had widely anticipated the news and were encouraged by the Fed’s pledge to keep rates low into 2015.

U.S. equities experienced a year of solid gains, as strong corporate earnings and economic data bolstered confidence in the U.S. economy. While the year started slowly, partly due to weak consumer spending related to an unusually harsh winter, U.S. equities shrugged it off as improved corporate earnings and economic data led to increased confidence in the U.S. economy. In 2014, there was also a flurry of corporate actions with the largest wave of issuances of bonds and acquisitions in recent years, as companies sought to take advantage of low borrowing rates and tax advantages from re-domiciling in countries with lower corporate taxes, though recent government action led to the disintegration of some deals. Additionally, the Fed maintained its pledge to keep interest rates low for an extended period of time, despite the end of QE, and global central banks became increasingly accommodative.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Our view is that various factors, such as Fed policy, oil prices, housing, and unemployment, among others, will likely continue to play an influential role in the direction the equity markets take in 2015. We do not manage the Fund according to a given outlook for the equity markets or the economy in general, because we are managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/14

Isis Pharmaceuticals, Inc.	0.4%
RF Micro Devices, Inc.	0.3%
Brunswick Corp.	0.3%
TriQuint Semiconductor, Inc.	0.3%
Office Depot, Inc.	0.3%
LaSalle Hotel Properties	0.2%
Graphic Packaging Holding Co.	0.2%
Puma Biotechnology, Inc.	0.2%
RLJ Lodging Trust	0.2%
The Ultimate Software Group, Inc.	0.2%

2.6%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 12/31/14

Financial	23.5%
Consumer, Non-cyclical	20.7%
Consumer, Cyclical	13.1%
Industrial	13.1%
Mutual Funds	12.1%
Technology	10.2%
Communications	6.6%
Utilities	3.4%
Basic Materials	3.3%
Energy	3.1%
Diversified	0.2%

Total Long-Term Investments	109.3%
Short-Term Investments and Other Assets and Liabilities	(9.3)%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 7/26/12 - 12/31/14
Class I	4.94%	21.79%
Class R5	4.80%	21.67%
Service Class	4.55%	21.43%
Administrative Class	4.52%	21.36%
Class A	4.24%	20.98%
Class A (sales load deducted)*	-1.76%	18.08%
Russell 2000 Index	4.89%	21.91%

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	3.42%
Class R3	3.20%
Russell 2000 Index	3.73%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 80% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 20% of the Fund’s portfolio, as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 12.88%, outpacing the 11.90% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection and sector allocation accounted for the outperformance of the overall T. Rowe Price Fund component relative to the benchmark. On the sector level, holdings in the consumer discretionary and health care contributed to relative results, while industrials and business services holdings detracted. Consumer discretionary proved to be the greatest contributor to relative results, due to stock selection. Outperforming stocks in this sector included CarMax, Norwegian Cruise Line, and Marriott. One of the largest U.S. car retailers, CarMax benefited as many more leased cars became available in the used vehicle market, increasing traffic and sales at the company’s stores. Norwegian Cruise Line’s shares rose as oil prices fell, and the company made a positive revision to its outlook for the Caribbean market. Hotel operator Marriott posted solid results and repurchased shares. In industrials and business services, the Fund component’s stock holdings underperformed their benchmark peers. A notable detractor here was DigitalGlobe, which provides geographic imagery collected by its network of proprietary satellites. Over the past year, delays in the launch of a new satellite led to a more muted outlook.

Relative performance for the Frontier component of the Fund benefited from positive sector and stock selection, offset slightly by cash holdings. Sector selection aided performance, with an overweight position, relative to the benchmark, in health care proving beneficial. Stock selection was positive, with strong gains in technology and consumer discretionary holdings offsetting setbacks in industrials and materials. Technology was the biggest driver of positive stock selection, with large gains in semiconductors and software. The Fund component’s focus on wireless technology aided semiconductors, as Fund component holdings NXP Semiconductors rose 66% and Avago Technologies advanced 93%. Another standout Fund component holding was Electronic Arts, which rose 105% on a successful transition to digital platforms. Fund component holdings in the industrials and materials sectors were the largest detractors from performance, as both sectors suffered from the concurrent drop in energy prices and surge in the U.S. dollar.

Subadviser outlook

T. Rowe Price anticipates the U.S. economy may gain momentum in 2015. Monetary policy remains supportive, even with the end of the Federal Reserve’s (the “Fed”) monthly bond purchases – while fiscal policy, consumer spending, housing construction, business investment, and the labor market all seem poised to advance in coming months, in our view. Overall, we remain optimistic about the environment for equities, as valuations still look attractive despite last year’s strong performance. While unforeseen geopolitical events have the potential to destabilize markets, we do not expect a significant sell-off in the near-term.

After five years of strong gains, Frontier would not be surprised to see stocks consolidate in the shorter term. On the whole, we believe valuations are fair, but no longer inexpensive. Domestic fundamentals remain strong, but there is uncertainty over the

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

sustainability of recent momentum in the face of fading growth in most other major economies and faltering fundamentals in emerging markets. Additionally, we believe the surge in the dollar is apt to provide challenges with respect to earnings growth for companies with substantial foreign exposure. Consumer fundamentals have been gaining strength and low energy prices, coupled with a strong dollar, are helping keep inflation low, which may allow the Fed to take a measured approach to normalizing interest rates in 2015, in our view.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 12/31/14

CarMax, Inc.	1.6%
Fiserv, Inc.	1.6%
Pall Corp.	1.5%
IHS, Inc. Class A	1.5%
Alkermes PLC	1.4%
Textron, Inc.	1.4%
O’Reilly Automotive, Inc.	1.4%
The Cooper Cos., Inc.	1.3%
CareFusion Corp.	1.3%
Roper Industries, Inc.	1.2%

14.2%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	28.1%
Industrial	18.0%
Consumer, Cyclical	16.6%
Technology	11.9%
Financial	8.7%
Communications	8.0%
Mutual Funds	4.1%
Energy	3.4%
Basic Materials	2.3%
Utilities	0.1%

Total Long-Term Investments	101.2%
Short-Term Investments and Other Assets and Liabilities	(1.2)%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	12.88%	17.21%	10.35%
Service Class	12.79%	17.09%	10.25%
Administrative Class	12.70%	16.94%	10.10%
Class A	12.38%	16.65%	9.82%
Class A (sales load deducted)*	5.92%	15.27%	9.17%
Class R3	12.18%	16.32%	9.50%
Russell Midcap Growth Index	11.90%	16.94%	9.43%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class I and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 11/15/10 - 12/31/14
Class I	13.00%	16.30%
Russell Midcap Growth Index	11.90%	16.23%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class R4 and the Russell Midcap Growth Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	9.07%
Russell Midcap Growth Index	9.66%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 58% of the Fund’s portfolio; Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 19% of the Fund’s portfolio; and Montibus Capital Management LLC (Montibus), formerly known as Timberline Asset Management LLC, which oversaw approximately 23% of the Fund’s portfolio, as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 6.14%, outperforming the 5.60% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also exceeded the 4.89% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s Wellington Management component outperformed its benchmark for the period, primarily on strong stock selection. Selection was strongest in the consumer discretionary, energy, and materials sectors, but was partially offset by weaker selection in the information technology and financials sectors. Underweight positioning in energy, relative to the benchmark, which was the weakest-performing sector in the benchmark, was a performance driver. Conversely, an underweight allocation to health care, the strongest-performing sector, and an overweight stake in the underperforming materials sector, detracted. Athlon Energy, an exploration and production company in the energy sector focused on the Permian Basin, was a top contributor to relative performance during the year. Athlon’s shares climbed after the company was acquired by natural gas producer Encana. We sold the Fund component’s position in Athlon Energy before year-end. Conversely, one stock that detracted most from relative returns was Web.com, an Internet service provider that declined due to increased competition in the company’s “do-it-for-me” web design and services business. The Fund component exited its position in the stock in 2014.

The Fund’s Waddell & Reed component did not outperform the benchmark, but numerous factors helped drive its positive absolute returns for the year. The Fund component’s relative underperformance was a result of stock selection and a few sectors in which positioning worked against returns, relative to the benchmark. Specifically, two industries in the benchmark, semiconductors and biotechnology, experienced strong gains throughout the year, but the Fund component had minimal exposure to these sectors. Much of the Fund component’s relative underperformance occurred during the second quarter of 2014, and was due to its health care and energy holdings. In health care, an underweight position also hindered results, as this was a strong-performing sector during the year. Cyberonics, a health care company that develops, markets, and sells implantable medical devices, was a Fund component holding that underperformed. In energy, Dril-Quip, which designs, manufactures, sells, and services engineered offshore drilling and production equipment, underperformed, and we eliminated the stock from the Fund component before year-end. Conversely, consumer-related securities generally fared well during the year and outperformed the benchmark. Fund component holding Harman International, which develops, manufactures, and markets audio products, lighting solutions, electronic systems, and digitally integrated audio and infotainment systems for the automotive industry, posted strong results for the year.

The Montibus component did not outperform the benchmark, although three of the Fund’s holdings within the health care sector were the largest contributors to full-year results in both absolute and relative terms. Fund component holding Puma Biotechnology was the top contributor, as the company reported positive data related to drug trials for patients suffering from adjuvant and neoadjuvant breast cancer. Drug development company Furiex Pharmaceuticals advanced strongly when the company’s acquisition by Forest Laboratories was announced in April and completed in July. More recently, biotechnology company Isis Pharmaceuticals, the Fund’s third-best performer, was a standout in late 2014, thanks to its broad range of programs

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

and partnerships in specific areas of research. Consumer discretionary was the Fund’s second-best-performing sector, relative to the benchmark. Restaurant holdings led the pack, with Jack in the Box and Fiesta Restaurant Group among the Fund’s top 10 performers for the year. On the downside, the Fund component’s holdings in industrials stocks struggled. Only two Fund holdings in this sector were among the 10 largest detractors for the year, but the Fund held an overweight stake based on our positive outlook for these companies. Within industrials, satellite imagery producer DigitalGlobe and building supply company Beacon Roofing Supply were the Fund component’s largest detractors.

Subadviser outlook

Looking ahead, Wellington Management has neither an overly positive nor an overly negative view of global growth. We believe the news of low oil prices may do more to improve the market environment outlook than the actual economic impact of low oil prices. Additionally, the interconnected nature of global business means that although we concentrate on U.S. companies, we have to consider the global growth outlook to the extent that many domestic companies have a global footprint. We are working to “peel back the layers” and understand the true risk/reward prospects for each stock in this highly complex market environment, which is subject to policy uncertainty, social issues, and macro-economic dynamics.

Waddell & Reed’s view is that OPEC’s decision to maintain oil production levels despite declining prices created turmoil in the energy markets and accelerated the downward price movement of the commodity in the last half of 2014. The impacts of the OPEC move are not yet fully realized, but we believe that producing nations will potentially see a dramatic decline in income, while consuming nations could experience meaningful savings. The stronger U.S. dollar has also created stress on emerging markets. We expect 2015 is likely to be more volatile, as some of these issues play out against a backdrop of anticipated Federal Reserve interest rate increases. Given this uncertainty, we feel confident in investing in higher-quality securities for the Fund component, while providing strong diversification across different growth profiles.

Montibus remains optimistic that the U.S. economy may continue to recover. We expect the growth disparity that occurred in 2014 may continue, with the U.S. experiencing slow but more stable growth than the rest of the world. The global growth outlook concerns us, and we believe weakening global growth may eventually impede U.S. growth. The potential for stock market volatility has increased as a result of many economic and geopolitical risks, so our view is more stable growth or defensively positioned companies may have the potential to fare well in 2015. We continue to research stocks we believe can perform well for the Fund component in this expected moderate growth environment, and we look to capitalize on any compelling stock prices increased market volatility may provide.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/14

Dexcom, Inc.	1.6%
Acadia Healthcare Co., Inc.	1.3%
Swift Transportation Co.	1.2%
ExamWorks Group, Inc.	1.2%
Tyler Technologies, Inc.	1.2%
Panera Bread Co. Class A	1.1%
Virtusa Corp.	1.1%
Graphic Packaging Holding Co.	1.0%
Imax Corp.	1.0%
Five Below, Inc.	1.0%

11.7%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	24.7%
Industrial	17.7%
Consumer, Cyclical	15.7%
Technology	14.9%
Mutual Funds	13.6%
Financial	12.6%
Communications	6.2%
Energy	2.9%
Basic Materials	2.7%
Diversified	0.5%
Utilities	0.3%

Total Long-Term Investments	111.8%
Short-Term Investments and Other Assets and Liabilities	(11.8)%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	6.14%	15.65%	8.83%
Service Class	5.98%	15.49%	8.67%
Administrative Class	5.88%	15.32%	8.52%
Class A	5.60%	15.02%	8.25%
Class A (sales load deducted)*	-0.47%	13.67%	7.61%
Class R3	5.35%	14.69%	7.93%
Russell 2000 Growth Index#	5.60%	16.80%	8.54%
Russell 2000 Index	4.89%	15.55%	7.77%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class I, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 11/15/10 - 12/31/14
Class I	6.16%	15.72%
Russell 2000 Growth Index#	5.60%	16.08%
Russell 2000 Index	4.89%	14.86%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R4, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	4.67%
Russell 2000 Growth Index#	5.09%
Russell 2000 Index	3.73%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Montibus Capital Management LLC (Montibus), formerly known as Timberline Asset Management LLC.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 5.11%, trailing the 5.60% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s holdings in stocks in the industrials sector struggled in 2014 and combined with overweight positioning in the sector, relative to the benchmark, to work against overall Fund performance. Within industrials, satellite imagery producer DigitalGlobe and building supply company Beacon Roofing Supply were the largest detractors.

The single Fund holding that was the largest detractor from overall performance in 2014 was Infoblox, in the information technology sector. Infoblox is a leader in automated network control solutions and security whose stock price suffered a setback during the first half of the year when the company’s CEO departed after posting multiple quarters of below-plan results. Infoblox exceeded expectations during the fourth quarter, but not enough to overcome earlier declines.

Turning to the positive, three of the Fund’s holdings within the health care sector were the largest contributors to results in both absolute and relative terms. Puma Biotechnology was the top contributor for the year, as the company reported positive data related to drug trials for patients suffering from adjuvant and neoadjuvant breast cancer. Drug development company Furiex Pharmaceuticals was another top performer within the health care sector in early 2014 when the company’s acquisition by Forest Laboratories was announced in April and completed in July. More recently, biotechnology company Isis Pharmaceuticals, the Fund’s third-best performer in 2014, was a standout in late 2014. Isis Pharmaceuticals is a biotechnology company with a broad range of programs and partnerships in specific areas of research. Consumer discretionary was the Fund’s second-best-performing sector, relative to the benchmark. Restaurant holdings led the pack, with Jack in the Box and Fiesta Restaurant Group among the Fund’s top 10 performers for the year.

Subadviser outlook

Heading into 2015, we remain optimistic that the U.S. economy may continue to recover. We expect the growth disparity that occurred in 2014 may continue, with the U.S. experiencing slow but more stable growth than the rest of the world. The global growth outlook concerns us, and we believe weakening global growth may eventually impede U.S. growth. Stock market volatility has increased as a result of many economic and geopolitical risks, so our view is more stable growth or defensively positioned companies may have the potential to fare well in 2015. We continue to research stocks we believe can perform well for the Fund in this expected moderate growth environment, and we look to capitalize on any compelling stock prices increased market volatility may provide.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

Fiesta Restaurant Group, Inc.	2.3%
Swift Transportation Co.	2.1%
Spansion, Inc. Class A	2.1%
QLIK Technologies, Inc.	2.0%
Jack in the Box, Inc.	1.9%
Five Below, Inc.	1.8%
SPS Commerce, Inc.	1.8%
Cavium, Inc.	1.8%
WEX, Inc.	1.8%
Aspen Technology, Inc.	1.7%

19.3%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	30.6%
Consumer, Cyclical	20.7%
Technology	17.8%
Mutual Funds	13.8%
Industrial	11.3%
Financial	8.3%
Communications	7.0%
Basic Materials	1.9%
Diversified	1.5%

Total Long-Term Investments	112.9%
Short-Term Investments and Other Assets and Liabilities	(12.9)%

Net Assets	100.0%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	5.11%	15.82%	6.46%
Service Class	5.15%	15.78%	6.42%
Administrative Class	4.93%	15.55%	6.25%
Class A	4.70%	15.29%	5.99%
Class A (sales load deducted)*	-1.32%	13.94%	5.37%
Russell 2000 Growth Index	5.60%	16.80%	8.54%

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class I, Class R4, Class R3, and the Russell 2000 Growth Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	3.95%
Class R4	3.64%
Class R3	3.38%
Russell 2000 Growth Index	5.09%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the MSCI EAFE Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. The Fund may invest a substantial part of its asset in just one region or country. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned -10.10%, underperforming the -5.39% return of the MSCI EAFE Value Index (the “benchmark”), a subset of the widely recognized, unmanaged MSCI EAFE Index, which includes securities from Europe, Australasia, and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representative of the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields, and lower forecasted earnings growth rates than securities representing the growth style.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2014, the largest detractor from the Fund’s performance was stock selection and underweight positioning, relative to the benchmark, in the telecommunications services and property sectors. On a regional basis, stock selection and an underweight allocation to companies in the Pacific Rim along with stock selection in Continental Europe worked against Fund returns. With respect to individual Fund holdings, U.K. oil and gas producer BG Group hampered performance when oil prices fell to their lowest levels in five years and energy stocks suffered over the second half of 2014. Low energy prices also limited the company’s ability to meet production and earnings forecasts. Japanese financial services company Orix fell for the year along with companies across the overall sector. Financials stocks are generally viewed as proxies for the domestic economy, and recent economic data has raised concerns about the Japanese recovery.

Stock selection in transportation services, consumer cyclical, consumer nondurables, and the Fund’s exposure to emerging-markets sectors boosted returns. On a stock-specific basis, Fund holding Electrolux, the Swedish appliance maker, was a strong performer. The company boosted earnings for a third straight quarter. Operating income rose, fueled by strong demand in the U.S., ongoing cost cuts that are boosting margins in Europe, and a better product mix. Additionally, Electrolux’s deal with Home Depot allowed the company to expand its presence in the U.S., and leverage the strength of the U.S. economy. Electrolux is in the midst of acquiring GE’s appliance business, which investors have endorsed. Fund holding InterContinental Hotels, the U.K.-based hotel operator, was also a key contributor. The company’s proposed sale of InterContinental Paris Le Grand was approved and is expected to close in the first quarter of 2015 in a move widely expected to be positive for the company.

Subadviser outlook

Our view is that interest rates in the U.S. and U.K. are likely to rise gradually in the not-too-distant future. Conversely, economic conditions in continental Europe and Japan remain fragile, and we believe that both regions are likely to be dependent on monetary policy stimulus measures for the foreseeable future. Geopolitics, commodity prices, and corporate activity are also likely to remain salient features of the market, in our view. Merger-and-acquisition levels, share buybacks, and dividends could continue to increase as companies look to take advantage of low interest rates, grow shareholder returns, and boost earnings. The Russian/Ukraine crisis no longer dominates headlines, but its impact continues to be felt in select European economies, most notably Germany. Developments in Greece are unlikely to impact markets the same way they did just a few years ago, but they could still cause occasional bouts of nervousness. Against this backdrop, we continue to focus on stock selection, utilizing our proprietary in-house research capabilities to identify stocks we believe offer compelling values within each sector for the Fund.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 12/31/14

Royal Dutch Shell PLC Class A	3.5%
Toyota Motor Corp.	3.0%
Vodafone Group PLC	2.8%
Mitsubishi UFJ Financial Group, Inc.	2.8%
Bayer AG	2.4%
HSBC Holdings PLC	2.1%
Hitachi Ltd.	2.1%
AstraZeneca PLC	2.1%
Gaz De France	1.9%
Total SA	1.8%

24.5%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 12/31/14

Financial	29.3%
Consumer, Cyclical	18.0%
Consumer, Non-cyclical	14.4%
Industrial	8.8%
Energy	8.1%
Communications	8.1%
Mutual Funds	5.3%
Utilities	4.0%
Basic Materials	3.2%
Technology	2.8%
Diversified	0.9%

Total Long-Term Investments	102.9%
Short-Term Investments and Other Assets and Liabilities	(2.9)%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 12/14/06 - 12/31/14
Class R5	-10.10%	2.40%	-2.38%
Service Class	-10.30%	2.18%	-2.54%
Administrative Class	-10.43%	2.03%	-2.66%
Class A	-10.60%	1.94%	-2.85%
Class A (sales load deducted)*	-15.74%	0.74%	-3.57%
MSCI EAFE Value Index	-5.39%	4.42%	0.01%

Hypothetical Investments in MassMutual Select Diversified International Fund Class I, Class R4, Class R3, and the MSCI EAFE Value Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	-8.12%
Class R4	-8.35%
Class R3	-8.54%
MSCI EAFE Value Index	-6.54%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned -5.68%, trailing the -4.90% return of the Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

The countries with the best returns for the year in the Index were Israel, New Zealand, and Denmark. The countries largely detracting from Index returns included Portugal, Austria, and Norway. From a sector standpoint, the greatest contributions to returns were in health care and utilities; the weakest sectors were energy and materials.

Developed international markets continued to struggle in 2014, with Japan and the euro zone struggling despite monetary policies designed to boost inflation and curb unemployment. Despite the early success of Abenomics (i.e., the economic policies advocated by Japanese Prime Minister Abe), such as increased inflation, Japan experienced a second consecutive – and larger-than-forecast – contraction in the third quarter, which sent the country’s economy back into a recession. In response, Japan’s government approved a $29 billion stimulus program designed to subsidize households and implement corporate tax cuts expected in mid-2015. The European Central Bank (ECB) renewed pressure for a quantitative easing program, as banks borrowed less than estimated in the ECB’s first long-term refinancing operation (LTRO) program, which was designed to shore up the region’s banks. During the production of this report in January 2015, Greek anti-austerity party Syriza won the country’s election, which may ultimately result in Greece exiting the euro zone. The possibility of such an outcome had already put downward pressure on the euro, which dropped to its lowest levels since 2006 during 2014.

U.S. stocks experienced a year of solid gains, as strong corporate earnings and economic data bolstered confidence in the U.S. economy. While the year started slowly, partly due to weak consumer figures related to an unusually harsh winter, U.S. equities shrugged it off as improved corporate earnings and economic data led to increased confidence in the U.S. economy. In 2014, there was also a flurry of corporate actions with the largest wave of issuances of bonds and acquisitions in recent years, as companies sought to take advantage of low borrowing rates and tax advantages from re-domiciling in countries with lower corporate taxes, though recent government action led to the disintegration of some deals. Additionally, the Federal Reserve (the “Fed”) maintained its pledge to keep interest rates low for an extended period of time, despite the end of the Quantitative Easing program (QE) and its monthly government bond purchases designed to drive down interest rates and stimulate economic growth. Additionally, other central banks around the world became increasingly accommodative with monetary policy.

*	The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Our view is that various factors, such as Fed policy, oil prices, housing, and unemployment, among others, will likely continue to play an influential role in the direction the equity markets take in 2015. We do not manage the Fund according to a given outlook for the equity markets or the economy in general, because we are managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 12/31/14

Nestle SA	1.9%
Novartis AG	1.7%
Roche Holding AG	1.5%
HSBC Holdings PLC	1.4%
Toyota Motor Corp.	1.3%
Royal Dutch Shell PLC Class A	1.0%
BP PLC	0.9%
Bayer AG	0.9%
Commonwealth Bank of Australia	0.9%
Total SA	0.9%

12.4%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 12/31/14

Financial	25.0%
Consumer, Non-cyclical	22.8%
Industrial	12.5%
Consumer, Cyclical	11.8%
Communications	7.4%
Basic Materials	5.7%
Energy	5.4%
Mutual Funds	4.9%
Utilities	3.8%
Technology	2.4%
Diversified	1.0%

Total Long-Term Investments	102.7%
Short-Term Investments and Other Assets and Liabilities	(2.7)%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM MSCI EAFE International Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 7/25/12 - 12/31/14
Class I	-5.64%	14.01%
Class R5	-5.68%	13.93%
Service Class	-5.88%	13.71%
Administrative Class	-5.90%	13.63%
Class A	-6.20%	13.32%
Class A (sales load deducted)*	-11.59%	10.60%
MSCI EAFE Index	-4.90%	14.30%

Hypothetical Investments in MM MSCI EAFE International Index Fund Class R4, Class R3, and the MSCI EAFE Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	-6.48%
Class R3	-6.73%
MSCI EAFE Index	-5.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 50% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 27% of the Fund’s portfolio; and J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 23% of the Fund’s portfolio as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned -6.40%, trailing the -4.90% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the MFS component of the Fund, weak stock selection in the automotive and housing sectors detracted from performance, relative to the benchmark. The Fund component’s overweight position in underperforming automobile maker Honda Motor (Japan) held back returns. Fund component stock selection in the consumer staples sector also worked against relative results. The Fund component’s overweight position in Beiersdorf AG (Germany), an international skin care company, hampered relative results for the year, as the stock endured lackluster performance. On the positive side, strong stock selection and an overweight position in the strong-performing technology sector boosted the Fund component’s relative performance. The Fund component’s investment in semiconductor manufacturer Taiwan Semiconductor (Taiwan), which is not represented in the benchmark, in tandem with an overweight position in electronics and medical-related equipment manufacturer HOYA (Japan), also contributed to relative performance.

For the Harris Fund component, holdings in the consumer staples sector drove the largest negative relative performance and absolute return for the year, with holdings in the health care sector also working against relative results, despite producing a positive absolute return. Holdings in the U.K. and the Netherlands detracted most from relative performance on a geographic basis – and generated the greatest negative absolute returns. Conversely, the best relative results for the Fund component came from a lack of exposure to the poorly performing energy sector and holdings in financials, such as retail and commercial bank Intesa Sanpaolo and wealth management company AMP, which produced the sector’s largest absolute returns. Materials was the next best relative performing sector for the Fund component, led by Swiss fragrance and flavor business Givaudan, which had the strongest overall absolute performance in the Fund component. On a regional basis, Fund component holdings in Germany and Italy drove performance for the year, with positions in Germany’s tire manufacturer Continental and Italy’s retail and commercial bank Intesa Sanpaolo delivering two of the Fund component’s strongest absolute returns in those countries.

For the J.P. Morgan component of the Fund, the largest detractor during 2014 from performance was stock selection and underweight positioning, relative to the benchmark, in the telecommunications services and property sectors. On a regional basis, stock selection and an underweight allocation to companies in the Pacific Rim along with stock selection in continental Europe worked against Fund returns. With respect to individual Fund holdings, U.K. oil and gas producer BG Group hampered performance when oil prices fell to their lowest levels in five years and energy stocks suffered over the second half of 2014. Japanese financial services company Orix fell for the year along with companies across the overall sector. Conversely, stock selection in the transportation services, consumer cyclical, consumer nondurables, and the Fund component’s exposure to emerging markets boosted returns. On a stock-specific basis, Fund holding Electrolux, the Swedish appliance maker, was a strong performer. The company’s deal with Home Depot allowed it to expand its presence in the U.S. and leverage the strength of the U.S. economy.

Subadviser outlook

MFS believes that near-term valuations generally appear fair in developed markets and inexpensive in emerging markets, though we caution against using such a broad brush to paint a picture of these markets. Both equity performance and risk can come from a number of factors that vary over time, so we try to stay vigilant in our risk management practices for the MFS Fund component.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Harris continues to seek value for the Fund component wherever we may find it, and we believe global company valuations may continue to be compelling. Our view is that the stronger U.S. dollar is likely to begin to positively impact the earnings of foreign companies, and economic reform in two of the largest emerging markets, China and India, may help rekindle the global economy. Consequently, our confidence remains strong going into 2015.

J.P. Morgan’s view is interest rates in the U.S. and U.K. are likely to rise gradually in the not-too-distant future. Conversely, economic conditions in continental Europe and Japan remain fragile, and we believe both regions are likely to be dependent on monetary policy stimulus measures for the foreseeable future. Geopolitics, commodity prices, and corporate activity are also likely to remain important features of the market, in our view. We continue to focus on stock selection, utilizing our proprietary in-house research capabilities to identify stocks we believe offer compelling values within each sector for the Fund.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 12/31/14

Bayer AG	3.0%
Nestle SA	2.7%
Honda Motor Co. Ltd.	1.9%
WPP PLC	1.8%
HSBC Holdings PLC	1.7%
Danone SA	1.6%
Compass Group PLC	1.6%
LVMH Moet Hennessy Louis Vuitton SA	1.4%
Pernod-Ricard SA	1.4%
Toyota Motor Corp.	1.4%

18.5%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	22.6%
Financial	22.1%
Consumer, Cyclical	17.0%
Industrial	14.0%
Technology	5.5%
Communications	5.4%
Basic Materials	4.8%
Energy	3.2%
Mutual Funds	2.8%
Diversified	1.7%
Utilities	1.6%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class R5	-6.40%	6.27%	5.70%
Service Class	-6.52%	6.20%	5.63%
Administrative Class	-6.59%	6.13%	5.55%
Class A	-6.80%	5.88%	5.31%
Class A (sales load deducted)*	-12.16%	4.64%	4.68%
Class R3	-6.96%	5.58%	5.00%
MSCI EAFE Index	-4.90%	5.33%	4.43%

Hypothetical Investments in MassMutual Select Overseas Fund Class I and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 11/15/10 - 12/31/14
Class I	-6.25%	5.93%
MSCI EAFE Index	-4.90%	5.04%

Hypothetical Investments in MassMutual Select Overseas Fund Class R4 and the MSCI EAFE Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class R4	-5.81%
MSCI EAFE Index	-5.53%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Total Return Bond Fund – Portfolio of Investments

December 31, 2014

	Principal Amount	Value
BONDS & NOTES — 113.6%

CORPORATE DEBT — 30.4%
Airlines — 0.8%
America West Airlines, Inc. 8.057% 1/02/22	$1,105,709	$1,254,980
Continental Airlines, Inc. 5.983% 10/19/23	3,921,587	4,303,941
Continental Airlines, Inc. 6.545% 8/02/20	809,163	888,542
Continental Airlines, Inc. 8.048% 5/01/22	3,293,716	3,734,085
US Airways, Inc. 7.125% 4/22/25	1,467,184	1,709,270

		11,890,818

Auto Manufacturers — 0.1%
General Motors Co. 5.200% 4/01/45	1,110,000	1,171,050

Banks — 8.0%
Bank of America Corp. 2.000% 1/11/18	8,100,000	8,093,846
Bank of America Corp. 4.500% 4/01/15	10,400,000	10,497,718
Bank of America Corp. 5.650% 5/01/18	7,100,000	7,887,908
Bank of America NA FRN 0.651% 5/08/17	2,500,000	2,495,860
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA FRN 0.563% 4/28/17	3,900,000	3,897,251
Credit Suisse FRN 0.724% 5/26/17	2,900,000	2,896,456
ING Bank NV FRN (a) 0.571% 1/04/16	13,000,000	12,995,476
JP Morgan Chase & Co. FRN 0.783% 4/25/18	2,700,000	2,693,809
JP Morgan Chase & Co. 1.875% 3/20/15	1,500,000	1,504,472
JP Morgan Chase & Co. 5.250% 5/01/15	9,600,000	9,736,915
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	12,985,643
Lloyds Banking Group PLC 4.500% 11/04/24	4,000,000	4,036,556
UBS AG 7.625% 8/17/22	4,400,000	5,180,366
Wells Fargo & Co. FRN 0.534% 6/02/17	31,600,000	31,463,077

		116,365,353

	Principal Amount	Value
Diversified Financial — 12.8%
Ally Financial, Inc. 5.500% 2/15/17	$2,600,000	$2,730,000
Citigroup, Inc. 4.750% 5/19/15	4,000,000	4,058,964
Citigroup, Inc. 6.010% 1/15/15	5,060,000	5,067,200
Federal Agricultural Mortgage Corp. 0.058% 4/01/15	32,000,000	31,996,768
Federal Home Loan Mortgage Corp. 0.875% 3/07/18	100,000	98,861
Federal Home Loan Mortgage Corp. 1.000% 3/08/17	800,000	801,587
Federal Home Loan Mortgage Corp. 1.000% 9/29/17	18,700,000	18,674,489
Federal Home Loan Mortgage Corp. 1.250% 8/01/19	12,900,000	12,647,729
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	20,300,000	19,890,378
Federal Home Loan Mortgage Corp. 3.750% 3/27/19	4,000,000	4,344,547
Federal National Mortgage Association 0.875% 8/28/17	1,600,000	1,593,462
Federal National Mortgage Association 0.875% 12/20/17	1,400,000	1,387,661
Federal National Mortgage Association 0.875% 2/08/18	700,000	692,711
Federal National Mortgage Association 0.875% 5/21/18	100,000	98,437
Federal National Mortgage Association 1.125% 4/27/17	1,200,000	1,205,165
Federal National Mortgage Association 1.250% 1/30/17	7,200,000	7,264,415
Federal National Mortgage Association 1.875% 9/18/18	300,000	304,747
Federal National Mortgage Association 5.000% 5/11/17	3,800,000	4,156,326
Federal National Mortgage Association 5.375% 6/12/17	8,100,000	8,951,593
Ford Motor Credit Co. LLC FRN 0.681% 11/08/16	5,400,000	5,376,208
Ford Motor Credit Co. LLC 2.750% 5/15/15	6,000,000	6,040,146

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ford Motor Credit Co. LLC 3.875% 1/15/15	$2,800,000	$2,802,120
General Electric Capital Corp. 3.100% 1/09/23	4,000,000	4,049,980
General Electric Capital Corp. 6.875% 1/10/39	3,000,000	4,243,521
The Goldman Sachs Group, Inc. FRN 0.697% 3/22/16	7,800,000	7,782,606
The Goldman Sachs Group, Inc. 3.300% 5/03/15	900,000	907,307
International Lease Finance Corp. 8.625% 9/15/15	6,900,000	7,193,250
JPMorgan Chase & Co 3.700% 1/20/15	4,600,000	4,607,714
JPMorgan Chase & Co. 6.300% 4/23/19	6,900,000	8,014,868
Macquarie Bank Ltd. (a) 6.625% 4/07/21	2,100,000	2,424,246
Morgan Stanley 4.000% 7/24/15	5,000,000	5,094,115
Morgan Stanley 6.000% 4/28/15	400,000	406,474

		184,907,595

Electric — 1.3%
Berkshire Hathaway Energy Co. (a) 4.500% 2/01/45	1,000,000	1,046,348
Entergy Louisiana LLC 3.780% 4/01/25	1,250,000	1,294,841
FirstEnergy Transmission LLC (a) 5.450% 7/15/44	5,500,000	5,928,263
IPALCO Enterprises, Inc. 5.000% 5/01/18	4,588,000	4,840,340
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	2,000,000	2,110,000
MidAmerican Energy Co. 4.400% 10/15/44	1,905,000	2,094,797
Oncor Electric Delivery Co. LLC 4.100% 6/01/22	2,000,000	2,147,936

		19,462,525

Gas — 0.3%
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	800,000	961,400
KeySpan Gas East Corp. (a) 5.819% 4/01/41	2,837,000	3,645,599

		4,606,999

Health Care – Services — 0.4%
Community Health Systems, Inc. 5.125% 8/15/18	3,000,000	3,105,000
HCA, Inc. 6.500% 2/15/20	2,150,000	2,409,075

		5,514,075

	Principal Amount	Value
Household Products — 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750% 10/15/20	$1,975,000	$2,024,375

Insurance — 2.5%
American International Group, Inc. 5.050% 10/01/15	12,500,000	12,879,300
Farmers Exchange Capital II VRN (a) 6.151% 11/01/53	1,750,000	1,883,311
Farmers Exchange Capital III VRN (a) 5.454% 10/15/54	4,540,000	4,676,200
The Guardian Life Insurance Co. of America (a) 4.875% 6/19/64	3,000,000	3,193,812
Principal Life Global Funding II (a) 1.200% 5/19/17	6,300,000	6,255,490
Teachers Insurance & Annuity Association of America VRN (a) 4.375% 9/15/54	4,000,000	4,021,224
ZFS Finance USA Trust II VRN (a) 6.450% 6/15/16	3,000,000	3,161,010

		36,070,347

Media — 0.2%
CCOH Safari LLC 5.500% 12/01/22	2,315,000	2,349,725

Oil & Gas — 0.8%
Anadarko Petroleum Corp. 4.500% 7/15/44	1,000,000	970,475
BP Capital Markets PLC 3.535% 11/04/24	5,000,000	4,971,545
Canadian Natural Resources Ltd. 3.900% 2/01/25	1,600,000	1,577,225
Chesapeake Energy Corp. 6.625% 8/15/20	1,500,000	1,593,750
Continental Resources, Inc. 4.900% 6/01/44	1,000,000	866,660
Noble Energy, Inc. 3.900% 11/15/24	1,100,000	1,087,183

		11,066,838

Pipelines — 1.3%
Boardwalk Pipelines LP 3.375% 2/01/23	5,000,000	4,554,850
Energy Transfer Partners LP 3.600% 2/01/23	4,790,000	4,635,130
Energy Transfer Partners LP 5.950% 10/01/43	750,000	822,599
EnLink Midstream Partners LP 5.050% 4/01/45	2,650,000	2,560,138
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.875% 12/01/24	1,500,000	1,466,250

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	$2,010,000	$2,070,300
Sabine Pass Liquefaction LLC 6.250% 3/15/22	2,000,000	2,030,000

		18,139,267

Real Estate — 0.3%
Scentre Group Trust 1/Scentre Group Trust 2 (a) 2.375% 11/05/19	4,600,000	4,566,434

Real Estate Investment Trusts (REITS) — 0.4%
Alexandria Real Estate Equities, Inc. 4.600% 4/01/22	2,000,000	2,127,322
ARC Properties Operating Partnership LP 2.000% 2/06/17	2,105,000	2,006,208
Health Care REIT, Inc. 3.750% 3/15/23	1,300,000	1,311,221

		5,444,751

Retail — 0.3%
Walgreens Boots Alliance, Inc. FRN 0.682% 5/18/16	5,000,000	4,999,850

Telecommunications — 0.8%
Sprint Communications, Inc. 9.125% 3/01/17	1,340,000	1,473,933
Verizon Communications, Inc. FRN 1.990% 9/14/18	7,300,000	7,593,876
Verizon Communications, Inc. 2.500% 9/15/16	617,000	630,682
Verizon Communications, Inc. 3.650% 9/14/18	2,300,000	2,430,472

		12,128,963

TOTAL CORPORATE DEBT (Cost $435,600,623)		440,708,965

MUNICIPAL OBLIGATIONS — 2.8%
Bay Area Toll Authority BAB 6.918% 4/01/40	6,300,000	8,932,014
Denver Public Schools BAB 6.220% 12/15/26	4,300,000	5,043,814
Irvine Ranch Water District BAB 6.622% 5/01/40	6,700,000	8,917,834
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	11,396,600
New York State Dormitory Authority 5.051% 9/15/27	600,000	694,278
State of California 7.950% 3/01/36	700,000	865,361

	Principal Amount	Value
State of California BAB 5.700% 11/01/21	$3,500,000	$4,146,345

		39,996,246

TOTAL MUNICIPAL OBLIGATIONS (Cost $32,774,435)		39,996,246

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.1%
Automobile ABS — 1.6%
Ally Auto Receivables Trust, Series 2014-1, Class A2 0.480% 2/15/17	14,000,000	13,995,850
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A2 0.400% 12/15/16	8,800,000	8,797,736

		22,793,586

Commercial MBS — 6.8%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.669% 2/24/51	6,228,618	6,787,948
BCRR Trust, Series 2009-1, Class 2A2 VRN (a) 5.858% 7/17/40	31,036,000	33,608,140
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class A4 4.860% 5/15/43	156,832	156,835
Commercial Mortgage Trust, Series 2007-CD4, Class A1A VRN 5.289% 12/11/49	7,336,743	7,723,040
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3 VRN 5.970% 2/15/41	2,800,000	3,073,298
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	5,703,648	5,733,056
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB11, Class A4 VRN 5.335% 8/12/37	4,841,342	4,857,845
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2 5.300% 11/15/38	7,039,390	7,136,868
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,500,000	2,712,294

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.795% 8/15/45	$21,599,084	$23,150,287
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class AJ 4.793% 5/15/44	3,750,000	3,783,663

		98,723,274

Home Equity ABS — 2.8%
ABFC Trust, Series 2005-WF1, Class A2C FRN 0.479% 12/25/34	5,355,462	5,350,908
Accredited Mortgage Loan Trust, Series 2006-1, Class A3 FRN 0.349% 4/25/36	3,628,387	3,599,134
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2 FRN 0.359% 5/25/37	1,933,099	1,788,567
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3 FRN 0.319% 5/25/36	2,277,560	2,144,452
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1 FRN 1.024% 8/25/34	2,677,168	2,523,034
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3 FRN 0.519% 4/25/36	785,893	774,639
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A3 FRN 0.329% 1/25/34	1,047,670	941,317
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4 FRN 0.529% 10/25/35	2,368,900	2,152,618
Home Equity Asset Trust, Series 2003-4, Class M1 FRN 1.369% 10/25/33	6,033,562	5,741,320
Lehman XS Trust, Series 2005-4, Class 1A3 FRN 0.969% 10/25/35	1,423,150	1,293,597
Morgan Stanley Capital, Inc. Trust, Series 2007-HE2, Class A2C FRN 0.299% 1/25/37	2,934,743	1,843,536
Morgan Stanley Home Equity Loan Trust, Series 2007-2, Class A2 FRN 0.339% 4/25/37	6,674,720	4,076,911
Residential Asset Securities Corp., Series 2005-KS11, Class M1 FRN 0.569% 12/25/35	4,600,000	4,217,365

	Principal Amount	Value
Soundview Home Loan Trust, Series 2006-3, Class A3 FRN 0.329% 11/25/36	$1,699,433	$1,431,253
Soundview Home Loan Trust, Series 2007-NS1, Class A2 FRN 0.319% 1/25/37	1,714,928	1,679,182

		39,557,833

Other ABS — 4.3%
Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class A2D FRN 0.539% 9/25/35	4,006,151	3,964,042
AMMC CLO XIV Ltd., Series 2014-14A, Class A1L FRN (a) 1.797% 7/27/26	2,400,000	2,376,302
Flatiron CLO Ltd., Series 2014-1A, Class A1 FRN (a) 1.615% 7/17/26	3,800,000	3,755,711
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.481% 5/21/21	2,935,675	2,902,845
Limerock CLO III LLC, Series 2014-3A, Class A1 FRN (a) 1.759% 10/20/26	3,000,000	2,982,165
Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class A2D FRN 0.459% 2/25/36	8,500,000	7,565,548
Morgan Stanley Capital, Inc. Trust, Series 2006-NC5, Class A2C FRN 0.319% 10/25/36	6,302,930	4,277,881
Park Place Securities, Inc., Series 2005-WCW1, Class M1 FRN 0.619% 9/25/35	7,735,000	7,603,374
Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A3 FRN 0.329% 7/25/36	4,786,744	4,766,262
RAAC Trust, Series 2007-SP1, Class M1 FRN 0.739% 3/25/37	4,600,000	3,635,993
Structured Asset Investment Loan Trust, Series 2005-8, Class A4 FRN 0.529% 10/25/35	7,576,404	7,421,598
Voya CLO Ltd., Series 2014-4A, Class A1 FRN (a) 1.732% 10/14/26	3,750,000	3,722,093
Wells Fargo Home Equity Trust, Series 2006-1, Class A4 FRN 0.399% 5/25/36	7,320,410	7,235,309

		62,209,123

Student Loans ABS — 6.0%
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2 FRN (a) 0.968% 4/26/32	4,100,000	4,088,894

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Goal Capital Funding Trust, Series 2005-2, Class A3 FRN 0.402% 5/28/30	$7,507,201	$7,414,285
Navient Student Loan Trust, Series 2014-8, Class A3 FRN 0.850% 5/27/31	7,680,000	7,680,015
SLM Student Loan Trust, Series 2003-11, Class A5 FRN (a) 0.290% 12/15/22	6,849,771	6,823,146
SLM Student Loan Trust, Series 2004-5A, Class A5 FRN (a) 0.833% 10/25/23	3,809,607	3,819,532
SLM Student Loan Trust, Series 2005-9, Class B FRN 0.533% 1/25/41	3,915,294	3,540,515
SLM Student Loan Trust, Series 2007-6, Class A4 FRN 0.613% 10/25/24	7,770,000	7,703,827
SLM Student Loan Trust, Series 2008-5, Class A4 FRN 1.933% 7/25/23	4,355,000	4,546,159
SLM Student Loan Trust, Series 2008-5, Class B FRN 2.083% 7/25/29	3,735,000	3,800,756
SLM Student Loan Trust, Series 2008-9, Class B FRN 2.483% 10/25/29	3,630,000	3,803,373
SLM Student Loan Trust, Series 2011-2, Class A1 FRN 0.769% 11/25/27	7,232,905	7,252,690
SLM Student Loan Trust, Series 2012-2, Class A FRN 0.869% 1/25/29	5,598,147	5,614,824
SLM Student Loan Trust, Series 2012-6, Class A2 FRN 0.449% 9/25/19	7,098,326	7,089,130
SLM Student Loan Trust, Series 2012-7, Class A2 FRN 0.449% 9/25/19	7,000,000	6,982,115
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.260% 8/15/23	7,006,775	7,042,670

		87,201,931

WL Collateral CMO — 6.6%
Banc of America Funding Ltd., Series 2012-R5, Class A FRN (a) 0.414% 10/03/39	4,069,517	4,068,953
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1 FRN 5.167% 5/25/35	6,503,338	5,901,897
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.628% 9/25/36	227,526	208,823

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2 FRN 2.625% 3/25/36	$33,405	$31,734
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1 FRN 2.259% 11/25/35	8,386,437	7,291,821
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.655% 9/25/35	3,180,254	3,168,809
HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A FRN 0.505% 6/20/35	7,234,639	6,771,652
Indymac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2 FRN 0.349% 2/25/37	6,005,293	5,658,454
Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A3 FRN 4.688% 7/25/36	8,118,431	7,312,670
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.689% 1/25/36	2,791,735	2,464,866
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2 FRN 2.652% 8/25/35	2,696,531	2,656,226
JP Morgan Mortgage Trust, Series 2007-A2, Class 4A2 FRN 5.000% 4/25/37	7,106,942	6,514,919
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1 FRN 2.317% 4/25/34	3,045,114	2,993,037
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A FRN (a) 0.867% 6/26/47	7,461,721	7,145,334
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.449% 12/25/35	2,633,105	2,283,951
RALI Trust, Series 2006-QA7, Class 2A1 FRN 0.354% 8/25/36	1,904,493	1,495,590
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1 6.500% 7/25/36	6,777,293	4,488,107
STARM Mortgage Loan Trust, Series 2007-1, Class 3A1 FRN 6.015% 2/25/37	1,381,665	1,350,950
Structured Asset Mortgage Investments II Trust, Series 2007-AR4, Class A3 FRN 0.389% 9/25/47	4,263,888	3,381,798
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A FRN 0.479% 1/25/45	3,331,230	3,114,467

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7, Class 4CB 7.000% 8/25/35	$6,539,356	$4,562,162
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 1A1 FRN 2.609% 7/25/36	1,938,031	1,850,761
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR3, Class A4 FRN 5.701% 4/25/37	6,867,708	6,542,614
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1 FRN 2.996% 2/25/34	1,573,812	1,581,399
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	2,998,967	3,007,978

		95,848,972

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $393,857,466)		406,334,719

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.3%
Collateralized Mortgage Obligations — 2.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series KF04, Class A 0.465% 6/25/21 FRN	3,643,829	3,641,759
Series KF05, Class A 0.505% 9/25/21 FRN	9,688,934	9,688,946
Series KS02, Class A 0.535% 8/25/23 FRN	4,095,071	4,095,071
Series K041, Class A2 3.171% 10/25/24	7,190,000	7,462,582
Series K040, Class A2 3.241% 9/25/24	6,690,000	6,984,714

		31,873,072

Pass-Through Securities — 24.1%
Federal Home Loan Mortgage Corp.
Pool #G07848 3.500% 4/01/44	14,255,623	14,916,616
Pool #A95282 4.500% 12/01/40	177,179	192,440

	Principal Amount	Value
Federal National Mortgage Association
Pool #AM0359 2.310% 8/01/22	$2,200,000	$2,175,525
Pool #470529 2.475% 4/01/19	1,778,947	1,820,310
Pool #AM0414 2.870% 9/01/27	1,500,000	1,486,619
Pool #AB1826 3.000% 11/01/20	1,281,441	1,336,603
Pool #MA0605 3.000% 12/01/20	1,489,949	1,554,087
Pool #MA0658 3.000% 2/01/21	86,179	89,888
Pool #AL0579 3.000% 8/01/21	328,533	342,676
Pool #MA0865 3.000% 10/01/21	51,311	53,519
Pool #MA0921 3.000% 12/01/21	624,108	650,974
Pool #AK0282 3.000% 12/01/21	274,056	285,853
Pool #AB4551 3.000% 3/01/22	605,035	631,080
Pool #MA1014 3.000% 3/01/22	427,525	445,928
Pool #MA1030 3.000% 4/01/22	397,536	414,649
Pool #AB5079 3.000% 5/01/22	1,322,108	1,379,021
Pool #AB1768 3.000% 11/01/25	14,977	15,626
Pool #AB7164 3.000% 12/01/27	484,419	504,439
Pool #AB9656 3.000% 6/01/28	470,431	490,093
Pool #AU7545 3.000% 10/01/28	49,266	51,449
Pool #AS2541 3.000% 5/01/29	964,777	1,004,046
Pool #AW4568 3.000% 6/01/29	485,331	506,450
Pool #466386 3.430% 10/01/20	3,038,377	3,227,405
Pool #466216 3.540% 10/01/20	2,500,000	2,671,472
Pool #FN0001 3.763% 12/01/20	7,388,070	7,974,177
Pool #468518 3.930% 7/01/21	1,819,319	1,984,294
Pool #930587 4.000% 2/01/24	46,080	49,323
Pool #992772 4.000% 3/01/24	59,999	64,223

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AA2191 4.000% 3/01/24	$3,668	$3,926
Pool #AA2380 4.000% 3/01/24	19,565	20,942
Pool #AA3048 4.000% 3/01/24	38,914	41,653
Pool #AA4527 4.000% 3/01/24	45,417	48,614
Pool #AA5023 4.000% 3/01/24	54,693	58,543
Pool #930848 4.000% 4/01/24	2,952,729	3,160,574
Pool #934835 4.000% 4/01/24	10,594	11,340
Pool #935207 4.000% 4/01/24	43,987	47,084
Pool #994720 4.000% 4/01/24	49,597	53,088
Pool #AA3174 4.000% 4/01/24	711,698	761,795
Pool #AA4004 4.000% 4/01/24	14,753	15,791
Pool #AA4340 4.000% 4/01/24	2,592,475	2,774,961
Pool #AA5292 4.000% 4/01/24	49,226	52,691
Pool #AA4617 4.000% 4/01/24	19,222	20,575
Pool #AA5022 4.000% 4/01/24	2,974	3,184
Pool #AA5105 4.000% 4/01/24	2,159	2,311
Pool #AA5196 4.000% 4/01/24	611,656	654,710
Pool #AA5712 4.000% 4/01/24	18,048	19,318
Pool #AA5465 4.000% 5/01/24	47,120	50,437
Pool #AA6326 4.000% 5/01/24	14,775	15,816
Pool #993382 4.000% 6/01/24	1,114,886	1,193,364
Pool #AC4097 4.000% 8/01/24	56,793	60,968
Pool #AD3975 4.000% 6/01/25	73,476	78,878
Pool #AD9130 4.000% 8/01/25	67,545	72,384
Pool #AI2022 4.000% 4/01/26	199,944	214,268
Pool #AE4338 4.000% 9/01/30	79,616	85,659

	Principal Amount	Value
Pool #MA0534 4.000% 10/01/30	$268,081	$288,428
Pool #AW8335 4.000% 9/01/44	5,117,409	5,529,000
Pool #AX2127 4.000% 10/01/44	7,521,405	8,126,349
Pool #468066 4.295% 6/01/21	4,278,546	4,742,889
Pool #FN0003 4.297% 1/01/21	3,239,881	3,584,382
Pool #889907 4.500% 10/01/20	106,577	113,956
Pool #AA6704 4.500% 3/01/23	87,411	92,873
Pool #995282 4.500% 4/01/23	46,273	49,876
Pool #983629 4.500% 5/01/23	5,362	5,780
Pool #257277 4.500% 7/01/23	12,283	13,239
Pool #255217 4.500% 4/01/24	141,660	154,520
Pool #AA7525 4.500% 6/01/24	377,799	406,975
Pool #931412 4.500% 6/01/24	183,936	198,141
Pool #932561 4.500% 2/01/25	139,313	149,985
Pool #AD3832 4.500% 4/01/25	760,264	818,501
Pool #AD7877 4.500% 6/01/25	286,164	307,906
Pool #AE0791 4.500% 12/01/25	162,013	174,423
Pool #AA4986 4.500% 3/01/39	372,720	410,167
Pool #AA7407 4.500% 6/01/39	281,725	306,772
Pool #931778 4.500% 8/01/39	17,178	18,721
Pool #AC2749 4.500% 8/01/39	13,917	15,167
Pool #AD1654 4.500% 3/01/40	725,982	798,467
Pool #AE2100 4.500% 8/01/40	300,227	326,450
Pool #AE3204 4.500% 10/01/40	296,827	323,031
Pool #AE8864 4.500% 11/01/40	400,910	436,554
Pool #AE5634 4.500% 6/01/41	14,229	15,498

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1111 4.500% 7/01/42	$23,049	$25,033
Pool #MA1159 4.500% 8/01/42	581,895	631,810
Pool #467731 4.620% 4/01/21	2,123,341	2,386,181
Pool #958428 4.760% 5/01/19	5,063,542	5,626,131
Pool #256713 5.000% 5/01/27	209,987	231,855
Pool #257101 5.000% 2/01/28	46,954	51,843
Pool #257163 5.000% 4/01/28	54,090	59,723
Pool #833215 5.000% 9/01/35	1,822,656	2,017,026
Pool #AA0974 5.000% 2/01/37	20,411	22,571
Pool #991101 5.000% 12/01/38	27,331	30,318
Pool #AD7136 5.000% 7/01/40	158,190	174,911
Pool #AE5002 5.000% 11/01/40	75,568	83,921
Pool #AB2350 5.000% 2/01/41	166,106	183,664
Pool #AL0933 5.000% 10/01/41	218,407	241,561
Pool #AJ6307 5.000% 12/01/41	171,588	189,832
Pool #AQ1351 5.000% 11/01/42	256,663	285,477
Pool #256714 5.500% 5/01/27	65,990	73,742
Pool #257204 5.500% 5/01/28	38,557	43,086
Pool #257239 5.500% 6/01/28	51,482	57,529
Pool #257325 5.500% 8/01/28	168,415	188,197
Pool #AD0836 5.500% 11/01/28	204,974	229,051
Pool #257499 5.500% 12/01/28	933,879	1,044,742
Pool #257537 5.500% 1/01/29	48,986	54,801
Pool #AD0912 5.500% 4/01/29	695,534	777,233
Pool #357829 6.000% 6/01/35	455,586	515,949
Pool #896019 6.000% 8/01/36	9,397	10,656

	Principal Amount	Value
Pool #AE0394 6.000% 1/01/39	$13,946	$15,728
Pool #AL0013 6.000% 4/01/40	886,349	999,465
Pool #AL0152 6.000% 6/01/40	415,476	468,621
Pool #AL3365 6.000% 5/01/41	3,306,209	3,727,166
Federal National Mortgage Association TBA
Pool #3348 2.500% 9/01/27 (b)	8,000,000	8,151,250
Pool #1312 3.000% 9/01/27 (b)	3,000,000	3,119,062
Pool #4241 3.000% 8/01/42 (b)	90,010,000	91,099,967
Pool #1438 3.500% 10/01/26 (b)	3,000,000	3,170,391
Pool #1963 3.500% 8/01/42 (b)	33,685,000	35,132,404
Pool #9174 4.000% 4/01/42 (b)	35,775,000	38,195,401
Pool #18718 4.500% 3/01/40 (b)	21,660,000	23,519,715
Government National Mortgage Association
Pool #670848 5.000% 1/15/38	11,694	12,899
Pool #676882 5.000% 3/15/38	475,229	524,182
Pool #782487 5.000% 12/15/38	659,019	730,199
Pool #701354 5.000% 2/15/39	330,966	364,748
Pool #716783 5.000% 4/15/39	2,221,890	2,448,681
Pool #782632 5.000% 4/15/39	55,301	61,325
Pool #721292 5.000% 6/15/40	11,171	12,446
Pool #743991 5.000% 11/15/40	87,226	97,782
Pool #760376 5.000% 9/15/41	70,993	78,705
Pool #760389 5.000% 10/15/41	844,052	929,150
Government National Mortgage Association II TBA
Pool #188 3.000% 11/01/42 (b)	3,000,000	3,067,734
Pool #207 3.500% 1/01/43 (b)	10,000,000	10,500,781

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #232 4.000% 12/01/42 (b)	$18,000,000	$19,295,156
Pool #872 4.500% 1/01/41 (b)	4,000,000	4,371,562

		348,581,072

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $377,892,029)		380,454,144

U.S. TREASURY OBLIGATIONS — 26.0%
U.S. Treasury Bonds & Notes — 26.0%
U.S. Treasury Bond 3.000% 11/15/44	3,580,000	3,762,636
U.S. Treasury Bond 3.125% 8/15/44	30,665,000	33,010,005
U.S. Treasury Inflation Index 0.125% 1/15/22	4,196,480	4,081,731
U.S. Treasury Inflation Index 0.125% 1/15/23	3,189,032	3,083,644
U.S. Treasury Inflation Index 0.125% 7/15/24	11,105,333	10,694,958
U.S. Treasury Inflation Index 0.625% 7/15/21	105,355	106,680
U.S. Treasury Inflation Index 1.125% 1/15/21	434,192	451,051
U.S. Treasury Inflation Index 1.250% 7/15/20	1,633,200	1,714,094
U.S. Treasury Inflation Index 1.375% 2/15/44	17,784,027	20,127,908
U.S. Treasury Inflation Index 1.750% 1/15/28	8,727,488	9,880,468
U.S. Treasury Inflation Index 2.000% 1/15/26	9,451,323	10,830,630
U.S. Treasury Inflation Index 2.375% 1/15/25	9,699,844	11,388,218
U.S. Treasury Inflation Index 2.375% 1/15/27	56,989,064	68,204,341
U.S. Treasury Note 0.500% 8/31/16	43,000,000	42,967,664
U.S. Treasury Note 0.500% 9/30/16	81,500,000	81,382,208
U.S. Treasury Note 1.500% 10/31/19	29,025,000	28,837,359
U.S. Treasury Note 2.125% 9/30/21	9,830,000	9,937,036
U.S. Treasury Note 2.250% 11/15/24	28,510,000	28,703,221
U.S. Treasury Note 2.375% 8/15/24	6,720,000	6,840,028

		376,003,880

TOTAL U.S. TREASURY OBLIGATIONS (Cost $381,687,121)		376,003,880

	Principal Amount	Value
TOTAL BONDS & NOTES (Cost $1,621,811,674)		$1,643,497,954

TOTAL LONG-TERM INVESTMENTS (Cost $1,621,811,674)		1,643,497,954

SHORT-TERM INVESTMENTS — 3.0%
Commercial Paper — 0.2%
Credit Suisse New York 0.643% 12/07/15	$3,000,000	3,003,110

Discount Notes — 1.6%
Federal Home Loan Bank 0.080% 4/06/15	23,000,000	22,995,145

Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (c)	17,972,554	17,972,554

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	356,833	356,833

TOTAL SHORT-TERM INVESTMENTS (Cost $44,327,642)		44,327,642

TOTAL INVESTMENTS — 116.6% (Cost $1,666,139,316) (d)		1,687,825,596

Other Assets/(Liabilities) — (16.6)%		(240,519,926)

NET ASSETS — 100.0%		$1,447,305,670

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $176,946,189 or 12.23% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Maturity value of $17,972,564. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $18,333,301.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 0.1%

PREFERRED STOCK — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
Citigroup Capital XIII VRN 7.875%	6,050	$160,809

TOTAL PREFERRED STOCK (Cost $162,660)		160,809

TOTAL EQUITIES (Cost $162,660)		160,809

	Principal Amount
BONDS & NOTES — 91.6%

BANK LOANS — 2.5%
Airlines — 0.2%
American Airlines, Inc., Exit Term Loan 3.750% 6/27/19	$492,500	486,551

Apparel — 0.1%
Gymboree Corp., Initial Term Loan 5.000% 2/23/18	400,000	259,668

Electric — 0.3%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan 4.250% 6/19/16	630,000	629,609

Foods — 0.4%
Supervalu, Inc., Refi Term Loan B 4.500% 3/21/19	301,353	295,495
Wendy’s International, Inc., New Term Loan B 3.250% 5/15/19	492,500	487,678

		783,173

Health Care – Services — 0.0%
MPH Acquisition Holdings LLC, Term Loan 3.750% 3/31/21	19,608	19,029

Lodging — 0.0%
Station Casinos LLC, Term Loan B 4.250% 3/02/20	19,948	19,509

Machinery – Diversified — 0.1%
Gardner Denver, Inc., USD Term Loan 4.250% 7/30/20	138,250	129,091

Media — 0.2%
Charter Communications Operating LLC, Term Loan G 4.250% 9/12/21	500,000	502,815

	Principal Amount	Value
Mining — 0.1%
FMG Resources (August 2006) Pty. Ltd., New Term Loans B 3.750% 6/30/19	$147,503	$133,638

Retail — 0.1%
1011778 B.C. Unlimited Liability Co., 2014 Term Loan B 4.500% 12/12/21	180,000	179,228
Michaels Stores, Inc., Term Loan 3.750% 1/28/20	128,050	125,275

		304,503

Software — 0.3%
First Data Corp., Extended 2021 Term Loan 4.167% 3/24/21	100,000	98,423
Kronos, Inc., Initial Incremental Term Loan 4.500% 10/30/19	488,077	483,465
SunGard Data Systems, Inc., Term Loan E 4.000% 3/08/20	87,388	86,404

		668,292

Specialty Stores — 0.2%
Party City Holdings, Inc., Term Loan 4.000% 7/27/19	394,010	384,554

Telecommunications — 0.5%
Telesat Canada, USD Term Loan B2 3.500% 3/28/19	738,722	727,183
Virgin Media Bristol LLC, USD Term Loan B 3.500% 6/07/20	400,000	392,244

		1,119,427

TOTAL BANK LOANS (Cost $5,646,343)		5,439,859

CORPORATE DEBT — 29.6%
Advertising — 0.0%
WPP Finance 2010 5.125% 9/07/42	60,000	64,157

Aerospace & Defense — 0.2%
The Boeing Co. 4.875% 2/15/20	10,000	11,273
The Boeing Co. 6.000% 3/15/19	130,000	150,033
Raytheon Co. 3.125% 10/15/20	120,000	123,936
United Technologies Corp. 4.500% 6/01/42	100,000	108,879

		394,121

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Agriculture — 0.9%
Altria Group, Inc. 2.850% 8/09/22	$210,000	$204,056
Altria Group, Inc. 4.750% 5/05/21	290,000	320,746
Altria Group, Inc. 5.375% 1/31/44	110,000	125,215
Altria Group, Inc. 9.250% 8/06/19	180,000	231,344
Altria Group, Inc. 9.950% 11/10/38	30,000	51,320
Altria Group, Inc. 10.200% 2/06/39	30,000	52,234
Lorillard Tobacco Co. 3.750% 5/20/23	230,000	227,810
Lorillard Tobacco Co. 8.125% 6/23/19	10,000	12,123
Philip Morris International, Inc. 2.500% 8/22/22	80,000	78,178
Philip Morris International, Inc. 2.900% 11/15/21	240,000	243,540
Philip Morris International, Inc. 4.500% 3/20/42	80,000	84,461
Reynolds American, Inc. 3.250% 11/01/22	90,000	87,664
Reynolds American, Inc. 6.750% 6/15/17	175,000	194,938

		1,913,629

Airlines — 0.2%
Delta Air Lines, Inc., Series 2007-1 Class A 6.821% 2/10/24	220,164	255,391
United Air Lines, Inc. 9.750% 7/15/18	113,323	125,788

		381,179

Auto Manufacturers — 0.4%
Daimler Finance NA LLC (a) 2.625% 9/15/16	260,000	266,354
Ford Motor Co. 4.750% 1/15/43	460,000	485,355
General Motors Co. 6.250% 10/02/43	30,000	35,838

		787,547

Automotive & Parts — 0.1%
Schaeffler Holding Finance BV (a) 6.750% 11/15/22	200,000	209,000

Banks — 5.8%
Bank of America Corp. 2.600% 1/15/19	180,000	181,400
Bank of America Corp. 3.300% 1/11/23	90,000	90,007

	Principal Amount	Value
Bank of America Corp. 3.875% 3/22/17	$70,000	$73,241
Bank of America Corp. 4.000% 4/01/24	270,000	281,131
Bank of America Corp. 4.125% 1/22/24	290,000	304,545
Bank of America Corp. 4.200% 8/26/24	380,000	387,115
Bank of America Corp. 4.500% 4/01/15	10,000	10,094
Bank of America Corp. 4.875% 4/01/44	220,000	243,053
Bank of America Corp. 5.000% 5/13/21	220,000	245,488
Bank of America Corp. 5.000% 1/21/44	390,000	436,732
Bank of America Corp. 5.625% 7/01/20	210,000	239,104
Bank of America Corp. 5.650% 5/01/18	90,000	99,988
Bank of America Corp. 5.750% 12/01/17	30,000	33,147
Bank of America Corp. VRN 6.250% 9/29/49	290,000	286,647
Bank of America Corp. 7.625% 6/01/19	40,000	48,344
The Bank of Tokyo-Mitsubishi UFJ Ltd (a) 3.850% 1/22/15	110,000	110,183
Barclays Bank PLC (a) 6.050% 12/04/17	130,000	142,988
BBVA US Senior SAU 4.664% 10/09/15	260,000	266,958
BNP Paribas SA 2.375% 9/14/17	130,000	132,223
CIT Group, Inc. 5.000% 8/01/23	150,000	154,125
Citigroup, Inc. 3.875% 10/25/23	60,000	62,364
Citigroup, Inc. VRN 6.300% 12/29/49	150,000	147,750
Citigroup, Inc. 6.625% 6/15/32	20,000	24,916
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	78,153
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625% 12/01/23	250,000	265,178
Credit Agricole SA VRN (a) 8.375% 10/29/49	480,000	553,200
The Goldman Sachs Group, Inc. 2.375% 1/22/18	70,000	70,707
The Goldman Sachs Group, Inc. 3.850% 7/08/24	90,000	92,304

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ING Bank NV (a) 5.800% 9/25/23	$210,000	$232,949
Intesa Sanpaolo SPA (a) 3.625% 8/12/15	140,000	141,891
Intesa Sanpaolo SpA (a) 5.017% 6/26/24	450,000	436,732
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	138,504
JP Morgan Chase & Co. 3.625% 5/13/24	720,000	736,994
M&T Bank Corp. 6.875% 12/29/49	440,000	449,900
Nordea Bank AB (a) 4.875% 5/13/21	390,000	422,513
Rabobank Nederland VRN (a) 11.000% 12/29/49	210,000	270,270
Royal Bank of Scotland Group PLC 2.550% 9/18/15	50,000	50,501
Royal Bank of Scotland Group PLC 6.000% 12/19/23	240,000	259,775
Royal Bank of Scotland Group PLC 6.100% 6/10/23	210,000	227,765
Royal Bank of Scotland Group PLC 6.125% 12/15/22	110,000	119,725
Royal Bank of Scotland Group PLC VRN 7.640% 12/31/49	110,000	115,500
Royal Bank of Scotland Group PLC VRN 7.648% 12/31/49	30,000	34,950
Royal Bank of Scotland NV 4.650% 6/04/18	70,000	72,622
Santander US Debt SA Unipersonal (a) 3.724% 1/20/15	100,000	100,137
Standard Chartered PLC (a) 5.700% 3/26/44	270,000	280,852
State Street Corp. 4.956% 3/15/18	310,000	335,745
Sumitomo Mitsui Banking Corp. (a) 3.100% 1/14/16	200,000	204,220
UBS AG 3.875% 1/15/15	310,000	310,328
Wachovia Bank NA 6.000% 11/15/17	250,000	280,228
Wachovia Capital Trust III VRN 5.570% 3/29/49	310,000	299,305
Wells Fargo & Co. 1.500% 1/16/18	110,000	109,398
Wells Fargo & Co. 3.450% 2/13/23	120,000	121,619
Wells Fargo & Co. STEP 3.676% 6/15/16	170,000	176,341
Wells Fargo & Co. 4.480% 1/16/24	1,191,000	1,269,850

	Principal Amount	Value
Wells Fargo & Co. 4.600% 4/01/21	$40,000	$44,506
Wells Fargo & Co. 4.650% 11/04/44	60,000	61,912
Wells Fargo & Co. 5.375% 11/02/43	110,000	125,148

		12,491,265

Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	233,252
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	111,807
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	294,486
Diageo Capital PLC 4.828% 7/15/20	300,000	334,270
Diageo Investment Corp. 2.875% 5/11/22	150,000	149,909
Heineken NV (a) 1.400% 10/01/17	80,000	79,539
Molson Coors Brewing Co. 3.500% 5/01/22	30,000	30,301
PepsiCo, Inc. 0.700% 8/13/15	280,000	280,527
PepsiCo, Inc. 4.000% 3/05/42	50,000	50,366
Pernod Ricard SA (a) 2.950% 1/15/17	180,000	184,166
Pernod Ricard SA (a) 4.450% 1/15/22	250,000	267,669

		2,016,292

Biotechnology — 0.2%
Amgen, Inc. 3.625% 5/22/24	90,000	91,480
Celgene Corp. 3.625% 5/15/24	40,000	40,845
Gilead Sciences, Inc. 3.700% 4/01/24	210,000	220,254

		352,579

Chemicals — 0.1%
Eagle Spinco, Inc. 4.625% 2/15/21	40,000	37,900
Ecolab, Inc. 4.350% 12/08/21	50,000	54,479
Hexion US Finance Corp. 6.625% 4/15/20	100,000	98,000
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	55,572

		245,951

Coal — 0.1%
Arch Coal, Inc. 7.000% 6/15/19	170,000	50,150

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CONSOL Energy, Inc. 6.375% 3/01/21	$110,000	$110,000

		160,150

Commercial Services — 0.0%
Catholic Health Initiatives 4.350% 11/01/42	20,000	19,856

Diversified Financial — 4.6%
AerCap Ireland Capital Ltd. (a) 3.750% 5/15/19	150,000	148,500
Ally Financial, Inc. 3.500% 1/27/19	80,000	79,040
Ally Financial, Inc. 7.500% 9/15/20	296,000	347,060
American Express Co. VRN 6.800% 9/01/66	180,000	188,550
American Honda Finance Corp. (a) 1.000% 8/11/15	260,000	260,968
Boeing Capital Corp. 4.700% 10/27/19	150,000	166,973
Citigroup, Inc. 3.500% 5/15/23	140,000	136,289
Citigroup, Inc. 3.953% 6/15/16	240,000	249,137
Citigroup, Inc. VRN 5.350% 12/31/49	100,000	92,250
Citigroup, Inc. 5.500% 9/13/25	170,000	188,106
Citigroup, Inc. VRN 5.900% 12/29/49	60,000	58,500
Citigroup, Inc. VRN 5.950% 12/31/49	100,000	98,500
Citigroup, Inc. 6.000% 8/15/17	30,000	33,191
Citigroup, Inc. 6.010% 1/15/15	196,000	196,279
Countrywide Financial Corp. 6.250% 5/15/16	360,000	382,083
Federal National Mortgage Association 0.010% 10/09/19	1,460,000	1,312,641
Ford Motor Credit Co. LLC 8.125% 1/15/20	420,000	520,237
General Electric Capital Corp. 1.625% 7/02/15	100,000	100,628
General Electric Capital Corp. 4.375% 9/16/20	10,000	10,952
General Electric Capital Corp. 4.650% 10/17/21	170,000	191,612
General Electric Capital Corp. 5.875% 1/14/38	300,000	379,608
General Electric Capital Corp. VRN 6.375% 11/15/67	790,000	847,275

	Principal Amount	Value
General Electric Capital Corp. 6.875% 1/10/39	$280,000	$396,062
General Motors Financial Co., Inc. 2.750% 5/15/16	50,000	50,813
General Motors Financial Co., Inc. 3.250% 5/15/18	40,000	40,050
General Motors Financial Co., Inc. 4.250% 5/15/23	40,000	40,796
General Motors Financial Co., Inc. 4.375% 9/25/21	80,000	83,500
The Goldman Sachs Group, Inc. 4.000% 3/03/24	100,000	103,815
The Goldman Sachs Group, Inc. 5.250% 7/27/21	100,000	112,866
The Goldman Sachs Group, Inc. 5.375% 3/15/20	90,000	100,863
The Goldman Sachs Group, Inc. 6.000% 6/15/20	290,000	335,248
The Goldman Sachs Group, Inc. 6.250% 2/01/41	470,000	594,148
The Goldman Sachs Group, Inc. 6.750% 10/01/37	60,000	75,442
HSBC Finance Corp. 6.676% 1/15/21	260,000	308,479
Hyundai Capital America (a) 2.125% 10/02/17	70,000	70,341
International Lease Finance Corp. (a) 6.750% 9/01/16	680,000	724,200
John Deere Capital Corp. 1.700% 1/15/20	40,000	38,985
John Deere Capital Corp. 2.250% 4/17/19	100,000	100,892
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	43,467
JP Morgan Chase & Co. 5.150% 10/01/15	310,000	318,620
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	126,344
Morgan Stanley 4.750% 3/22/17	40,000	42,608
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	289,134

		9,985,052

Electric — 1.0%
AES Corp. 4.875% 5/15/23	230,000	228,275
AES Corp. 5.500% 3/15/24	10,000	10,148
AES Corp. 7.375% 7/01/21	20,000	22,600
Calpine Corp. (a) 6.000% 1/15/22	30,000	31,950

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Exelon Corp. 5.625% 6/15/35	$290,000	$339,049
FirstEnergy Corp. 2.750% 3/15/18	70,000	70,541
FirstEnergy Corp. 4.250% 3/15/23	310,000	319,862
FirstEnergy Corp. Series C 7.375% 11/15/31	630,000	762,531
Midamerican Energy Holdings Co, Series A 6.500% 9/15/37	40,000	52,352
Pacific Gas & Electric Co. 5.800% 3/01/37	110,000	134,748
Pacific Gas & Electric Co. 6.050% 3/01/34	180,000	229,159
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	60,167

		2,261,382

Electronics — 0.1%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	92,940
Thermo Fisher Scientific, Inc. 5.300% 2/01/44	20,000	22,970

		115,910

Engineering & Construction — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	21,656

Environmental Controls — 0.1%
Waste Management, Inc. 3.500% 5/15/24	90,000	91,131
Waste Management, Inc. 4.600% 3/01/21	30,000	33,221
Waste Management, Inc. 7.375% 5/15/29	50,000	67,816

		192,168

Foods — 0.6%
HJ Heinz Co. 4.250% 10/15/20	110,000	111,100
Kraft Foods Group, Inc. 3.500% 6/06/22	170,000	174,201
Kraft Foods Group, Inc. 5.375% 2/10/20	136,000	154,348
Kraft Foods, Inc. 5.375% 2/10/20	234,000	265,076
The Kroger Co. 6.400% 8/15/17	30,000	33,532
The Kroger Co. 6.900% 4/15/38	40,000	53,227
Mondelez International, Inc. 4.000% 2/01/24	260,000	272,030

	Principal Amount	Value
Tyson Foods, Inc. 5.150% 8/15/44	$40,000	$44,927
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	40,000	40,282
WM Wrigley Jr. Co. (a) 2.900% 10/21/19	130,000	131,681
WM Wrigley Jr. Co. (a) 3.375% 10/21/20	40,000	40,885

		1,321,289

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	130,000	133,610

Health Care – Products — 0.2%
Medtronic, Inc. 3.125% 3/15/22	180,000	182,259
Medtronic, Inc. (a) 3.500% 3/15/25	310,000	317,121

		499,380

Health Care – Services — 0.8%
Anthem, Inc. 5.875% 6/15/17	20,000	21,983
Anthem, Inc. 7.000% 2/15/19	50,000	58,916
DaVita HealthCare Partners, Inc. 5.125% 7/15/24	210,000	214,200
Fresenius Medical Care US Finance II, Inc. (a) 4.125% 10/15/20	50,000	50,250
Fresenius Medical Care US Finance II, Inc. (a) 5.625% 7/31/19	50,000	53,375
Fresenius Medical Care US Finance II, Inc. (a) 5.875% 1/31/22	50,000	54,250
Fresenius Medical Care US Finance, Inc. (a) 5.750% 2/15/21	70,000	74,637
HCA, Inc. 4.250% 10/15/19	60,000	60,900
HCA, Inc. 5.875% 3/15/22	190,000	208,050
HCA, Inc. 7.500% 2/15/22	80,000	91,400
Humana, Inc. 3.150% 12/01/22	40,000	38,895
Humana, Inc. 4.625% 12/01/42	70,000	70,974
Roche Holdings, Inc. (a) 6.000% 3/01/19	96,000	110,879
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	86,675

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
UnitedHealth Group, Inc. 6.000% 2/15/18	$110,000	$123,822
UnitedHealth Group, Inc. 6.875% 2/15/38	120,000	168,390
WellPoint, Inc. 1.250% 9/10/15	60,000	60,243
WellPoint, Inc. 3.125% 5/15/22	50,000	49,970
WellPoint, Inc. 3.700% 8/15/21	70,000	73,173

		1,670,982

Home Builders — 0.1%
NVR, Inc. 3.950% 9/15/22	100,000	102,570
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 5.250% 4/15/21	120,000	118,200
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 7.750% 4/15/20	30,000	31,800

		252,570

Household Products — 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750% 10/15/20	10,000	10,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 6.875% 2/15/21	150,000	156,563

		166,813

Insurance — 0.6%
American International Group, Inc. 6.250% 3/15/37	320,000	357,104
ING US, Inc. 2.900% 2/15/18	40,000	40,950
MetLife Capital Trust IV (a) 7.875% 12/15/37	200,000	255,500
MetLife, Inc. 6.400% 12/15/36	200,000	223,000
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	260,000	355,115

		1,231,669

Internet — 0.2%
Amazon.com, Inc. 4.950% 12/05/44	530,000	547,493

Investment Companies — 0.3%
Temasek Financial I Ltd. (a) 2.375% 1/23/23	250,000	243,023
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	240,000	241,562

	Principal Amount	Value
Xstrata Finance Canada Ltd. (a) 5.800% 11/15/16	$60,000	$64,184

		548,769

Iron & Steel — 0.1%
Cliffs Natural Resources, Inc. 4.800% 10/01/20	20,000	10,800
Cliffs Natural Resources, Inc. 5.700% 1/15/18	140,000	91,000
Steel Dynamics, Inc. 6.375% 8/15/22	100,000	106,000
Steel Dynamics, Inc. 7.625% 3/15/20	40,000	41,700

		249,500

Lodging — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21	250,000	261,250

Manufacturing — 0.3%
Eaton Corp. 1.500% 11/02/17	70,000	69,595
Eaton Corp. 2.750% 11/02/22	510,000	501,022
General Electric Co. 0.850% 10/09/15	120,000	120,307
General Electric Co. 4.500% 3/11/44	60,000	65,953

		756,877

Media — 1.9%
21st Century Fox America Co. 6.200% 12/15/34	20,000	25,538
21st Century Fox America Co. 6.650% 11/15/37	30,000	40,058
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 1/15/19	220,000	228,250
Comcast Corp. 3.375% 2/15/25	140,000	143,024
Comcast Corp. 3.600% 3/01/24	380,000	399,088
Comcast Corp. 4.200% 8/15/34	180,000	188,216
Comcast Corp. 6.400% 3/01/40	80,000	108,231
Comcast Corp. 6.450% 3/15/37	40,000	53,217
Comcast Corp. 6.950% 8/15/37	160,000	225,423
COX Communications, Inc. (a) 6.950% 6/01/38	10,000	12,598
CSC Holdings LLC 6.750% 11/15/21	190,000	209,950

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DISH DBS Corp. 5.000% 3/15/23	$10,000	$9,675
DISH DBS Corp. 5.875% 7/15/22	70,000	71,750
DISH DBS Corp. (a) 5.875% 11/15/24	310,000	311,550
Numericable-SFR (a) 6.000% 5/15/22	200,000	201,100
Time Warner Cable, Inc. 4.125% 2/15/21	40,000	42,808
Time Warner Cable, Inc. 5.500% 9/01/41	20,000	23,238
Time Warner Cable, Inc. 5.875% 11/15/40	50,000	59,618
Time Warner Cable, Inc. 6.550% 5/01/37	70,000	90,124
Time Warner Cable, Inc. 6.750% 6/15/39	120,000	156,874
Time Warner Cable, Inc. 8.250% 4/01/19	230,000	281,553
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	30,015
Time Warner, Inc. 4.750% 3/29/21	200,000	218,275
Time Warner, Inc. 6.250% 3/29/41	20,000	24,835
Time Warner, Inc. 7.700% 5/01/32	300,000	423,852
United Business Media Ltd. (a) 5.750% 11/03/20	110,000	119,995
Univision Communications, Inc. (a) 6.750% 9/15/22	261,000	279,270
Viacom, Inc. 4.250% 9/01/23	140,000	144,354

		4,122,479

Mining — 1.6%
Barrick Gold Corp. 3.850% 4/01/22	50,000	48,117
Barrick Gold Corp. 4.100% 5/01/23	170,000	165,444
Barrick Gold Corp. 6.950% 4/01/19	140,000	159,419
Barrick NA Finance LLC 4.400% 5/30/21	180,000	181,755
BHP Billiton Finance USA Ltd. 3.250% 11/21/21	40,000	41,311
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	130,000	147,358
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	410,000	481,898
FMG Resources (August 2006) Pty. Ltd. (a) 8.250% 11/01/19	30,000	27,300

	Principal Amount	Value
FMG Resources Property Ltd. (a) 6.000% 4/01/17	$80,000	$76,500
FMG Resources Property Ltd. (a) 6.875% 4/01/22	50,000	41,625
Freeport-McMoRan Copper & Gold, Inc. 3.100% 3/15/20	120,000	116,728
Freeport-McMoRan Copper & Gold, Inc. 3.550% 3/01/22	30,000	28,353
Rio Tinto Finance USA Ltd. 1.875% 11/02/15	20,000	20,160
Rio Tinto Finance USA Ltd. 2.500% 5/20/16	100,000	101,886
Rio Tinto Finance USA Ltd. 3.500% 11/02/20	260,000	269,768
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	20,000	20,556
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	80,000	101,213
Southern Copper Corp. 5.250% 11/08/42	400,000	357,338
Vale Overseas Ltd. 4.375% 1/11/22	502,000	481,172
Vale Overseas Ltd. 6.875% 11/21/36	361,000	380,563
Xstrata Finance Canada Ltd. (a) 2.700% 10/25/17	180,000	182,107

		3,430,571

Oil & Gas — 3.1%
Antero Resources Finance Corp. 5.375% 11/01/21	60,000	58,050
Apache Corp. 5.100% 9/01/40	330,000	323,246
Apache Corp. 6.000% 1/15/37	30,000	32,646
Atwood Oceanics, Inc. 6.500% 2/01/20	70,000	63,700
BP Capital Markets PLC 3.125% 10/01/15	190,000	193,407
BP Capital Markets PLC 3.561% 11/01/21	20,000	20,434
California Resources Corp. (a) 6.000% 11/15/24	130,000	109,850
Chesapeake Energy Corp. 6.875% 11/15/20	210,000	225,750
Concho Resources, Inc. 5.500% 4/01/23	30,000	30,141
Concho Resources, Inc. 6.500% 1/15/22	98,000	102,410
Conoco, Inc. 6.950% 4/15/29	125,000	166,523
Continental Resources, Inc. 4.500% 4/15/23	30,000	28,535

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Continental Resources, Inc., Series A 5.000% 9/15/22	$20,000	$19,350
Devon Energy Corp. 5.600% 7/15/41	150,000	166,635
Devon Financing Corp. LLC 7.875% 9/30/31	60,000	81,849
Ecopetrol SA 5.875% 5/28/45	190,000	175,750
Hess Corp. 8.125% 2/15/19	130,000	154,673
Kerr-McGee Corp. 6.950% 7/01/24	230,000	281,110
Kerr-McGee Corp. 7.875% 9/15/31	130,000	177,723
Kodiak Oil & Gas Corp. 5.500% 1/15/21	150,000	150,375
Noble Energy, Inc. 5.250% 11/15/43	30,000	30,466
Noble Energy, Inc. 8.250% 3/01/19	300,000	359,670
Occidental Petroleum Corp. 3.125% 2/15/22	120,000	118,610
Petrobras Global Finance BV 6.250% 3/17/24	240,000	228,370
Petrobras International Finance Co. 3.875% 1/27/16	30,000	29,439
Petrobras International Finance Co. 5.375% 1/27/21	660,000	611,536
Petrobras International Finance Co. 5.750% 1/20/20	142,000	137,131
Petrobras International Finance Co. 6.125% 10/06/16	166,000	166,516
Petroleos Mexicanos 6.375% 1/23/45	220,000	249,150
Petroleos Mexicanos Co. 6.625% 6/15/35	623,000	719,565
Plains Exploration & Production Co. 6.500% 11/15/20	26,000	28,144
Plains Exploration & Production Co. 6.875% 2/15/23	36,000	40,050
QEP Resources, Inc. 5.250% 5/01/23	70,000	65,450
QEP Resources, Inc. 6.875% 3/01/21	190,000	194,750
Range Resources Corp. 5.000% 8/15/22	40,000	40,000
Range Resources Corp. 5.000% 3/15/23	150,000	150,000
Samson Investment Co. 9.750% 2/15/20	180,000	74,587
Shell International Finance BV 4.375% 3/25/20	210,000	230,116

	Principal Amount	Value
Sinopec Group Overseas Development 2012 Ltd. (a) 2.750% 5/17/17	$200,000	$203,554
Sinopec Group Overseas Development 2014 Ltd. (a) 4.375% 4/10/24	330,000	346,151
Transocean, Inc. 5.050% 12/15/16	70,000	70,335
Transocean, Inc. 6.375% 12/15/21	10,000	9,224

		6,664,971

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 3.200% 8/15/21	190,000	191,704
Cie Generale de Geophysique-Veritas 6.500% 6/01/21	230,000	174,800
Key Energy Services, Inc. 6.750% 3/01/21	190,000	117,800
Schlumberger Norge AS (a) 4.200% 1/15/21	20,000	21,700
Superior Energy Services, Inc. 7.125% 12/15/21	50,000	48,000

		554,004

Packaging & Containers — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. FRN (a) 3.241% 12/15/19	200,000	193,000
Ball Corp. 4.000% 11/15/23	10,000	9,650
Rock Tenn Co. 3.500% 3/01/20	80,000	81,183
Rock Tenn Co. 4.000% 3/01/23	30,000	30,562

		314,395

Pharmaceuticals — 0.4%
AbbVie, Inc. 1.750% 11/06/17	160,000	160,348
AbbVie, Inc. 2.900% 11/06/22	140,000	137,834
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	180,010
Pfizer, Inc. 6.200% 3/15/19	240,000	279,213
Teva Pharmaceutical Finance Co. BV 3.650% 11/10/21	10,000	10,247
Wyeth 5.950% 4/01/37	20,000	25,653
Zoetis, Inc. 3.250% 2/01/23	40,000	39,457

		832,762

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pipelines — 0.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	$140,000	$142,100
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	70,000	71,050
Access Midstream Partners LP/ACMP Finance Corp. 5.875% 4/15/21	30,000	31,275
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	380,030
Enterprise Products Operating LLC 5.700% 2/15/42	40,000	46,258
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.500% 2/15/23	80,000	81,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.250% 6/15/22	32,000	33,120
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 8.375% 6/01/20	111,000	118,492
Regency Energy Partners LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	27,525
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/01/22	100,000	99,750
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	28,000	28,560
Sabine Pass Liquefaction LLC 5.625% 2/01/21	100,000	98,250
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	6,478
Williams Cos., Inc. 7.750% 6/15/31	78,000	83,532
Williams Cos., Inc. Series A 7.500% 1/15/31	240,000	254,653

		1,502,073

Real Estate — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 3.750% 9/17/24	220,000	223,258

Retail — 0.3%
1011778 B.C. Unlimited Liability Co./New Red Finance, Inc. (a) 6.000% 4/01/22	110,000	112,750
CVS Health Corp. 2.750% 12/01/22	120,000	116,878

	Principal Amount	Value
CVS Health Corp. 5.750% 5/15/41	$50,000	$62,229
CVS Pass-Through Trust (a) 5.298% 1/11/27	11,148	12,151
CVS Pass-Through Trust 5.880% 1/10/28	118,360	134,745
CVS Pass-Through Trust 6.036% 12/10/28	100,619	117,333
CVS Pass-Through Trust 6.943% 1/10/30	82,890	100,504
QVC, Inc. 5.950% 3/15/43	10,000	10,499
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	66,966

		734,055

Savings & Loans — 0.1%
The Goldman Sachs Capital II VRN 5.793% 12/31/49	390,000	286,650
ILFC E-Capital Trust II VRN (a) 6.250% 12/21/15	10,000	9,600

		296,250

Semiconductors — 0.0%
National Semiconductor Corp. 6.600% 6/15/17	30,000	33,756

Software — 0.2%
Activision Blizzard, Inc. (a) 5.625% 9/15/21	80,000	84,000
First Data Corp. (a) 6.750% 11/01/20	80,000	85,400
First Data Corp. 11.750% 8/15/21	78,000	89,505
First Data Corp. 12.625% 1/15/21	20,000	23,750
Oracle Corp. 1.200% 10/15/17	260,000	259,075

		541,730

Telecommunications — 2.5%
America Movil SAB de CV 5.000% 3/30/20	100,000	110,274
America Movil SAB de CV 5.625% 11/15/17	160,000	175,666
AT&T, Inc. 3.000% 2/15/22	60,000	58,871
AT&T, Inc. 3.875% 8/15/21	70,000	73,241
AT&T, Inc. 3.900% 3/11/24	60,000	61,660
AT&T, Inc. 4.350% 6/15/45	150,000	141,413
AT&T, Inc. 5.500% 2/01/18	30,000	33,117

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AT&T, Inc. 5.800% 2/15/19	$200,000	$227,168
Deutsche Telekom International Finance BV 5.750% 3/23/16	315,000	332,639
Intelsat Jackson Holdings SA 5.500% 8/01/23	30,000	29,817
Intelsat Jackson Holdings SA 7.500% 4/01/21	225,000	240,750
Qwest Corp. 6.875% 9/15/33	100,000	100,307
Rogers Communications, Inc. 6.800% 8/15/18	120,000	138,497
Sprint Capital Corp. 8.750% 3/15/32	240,000	232,200
Sprint Corp. 7.125% 6/15/24	60,000	55,800
Sprint Corp. 7.875% 9/15/23	30,000	29,616
Telecom Italia Capital SA 7.175% 6/18/19	10,000	11,450
Telefonica Emisiones SAU 5.877% 7/15/19	80,000	91,046
Telefonica Emisiones SAU 6.221% 7/03/17	60,000	66,426
Verizon Communications, Inc. 3.450% 3/15/21	130,000	132,865
Verizon Communications, Inc. 3.500% 11/01/24	90,000	88,425
Verizon Communications, Inc. 4.150% 3/15/24	30,000	31,057
Verizon Communications, Inc. (a) 4.862% 8/21/46	249,000	255,779
Verizon Communications, Inc. 5.150% 9/15/23	750,000	828,175
Verizon Communications, Inc. 6.000% 4/01/41	130,000	153,222
Verizon Communications, Inc. 6.350% 4/01/19	100,000	115,876
Verizon Communications, Inc. 6.400% 9/15/33	311,000	383,084
Verizon Communications, Inc. 6.550% 9/15/43	812,000	1,040,293
West Corp. (a) 5.375% 7/15/22	120,000	114,900

		5,353,634

Transportation — 0.1%
Florida East Coast Holdings Corp. (a) 6.750% 5/01/19	130,000	128,700

TOTAL CORPORATE DEBT (Cost $61,133,041)		63,984,734

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.2%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	$50,000	$57,025
State of California 5.000% 4/01/42	70,000	79,188
State of California 5.000% 11/01/43	50,000	57,073
Tennessee Valley Authority 5.250% 9/15/39	130,000	165,884

		359,170

TOTAL MUNICIPAL OBLIGATIONS (Cost $301,803)		359,170

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.5%
Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A (a) 1.920% 9/20/19	100,000	99,157
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	100,000	100,780
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A (a) 2.970% 2/20/20	150,000	154,114
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 (a) 1.830% 8/25/19	120,000	118,337

		472,388

Commercial MBS — 4.5%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ VRN 5.547% 6/10/49	240,000	248,001
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AJ VRN 5.622% 4/10/49	250,000	248,038
CD Mortgage Trust, Series 2006-CD2, Class AM VRN 5.346% 1/15/46	60,000	62,387
CD Mortgage Trust, Series 2006-CD2, Class AJ VRN 5.385% 1/15/46	270,000	254,887
CD Mortgage Trust, Series 2007-CD4, Class AJ VRN 5.398% 12/11/49	110,000	91,406
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E FRN (a) 3.161% 2/15/31	250,000	247,257
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A 3 3.372% 10/10/47	190,000	194,126

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
COMM 2014-SAVA Mortgage Trust, Series 2014-SAVA, Class D FRN (a) 3.261% 6/15/34	$250,000	$248,586
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ 5.373% 12/15/39	190,000	183,112
Credit Suisse Trust, Series 2014-USA, Class A2 (a) 3.953% 9/15/37	180,000	191,104
Credit Suisse Trust, Series 2014-USA, Class E (a) 4.373% 9/15/37	240,000	214,917
CSMC Trust, Series 2014-TIKI, Class F FRN (a) 3.993% 9/15/38	500,000	500,020
CSMC Trust, Series 2014-USA, Class F (a) 4.373% 9/15/37	230,000	197,466
EQTY 2014-INNS Mortgage Trust, Series 2014-INNS, Class D FRN (a) 2.507% 5/08/31	190,000	188,952
Fannie Mae-Aces, Series 2014-M4, Class X2 IO VRN 0.292% 3/25/24	5,940,986	120,709
Fannie Mae-Aces, Series 2014-M5, Class SA IO FRN 4.487% 1/25/17	3,772,221	107,463
FREMF Mortgage Trust, Series 2012-K20, Class X2A IO (a) 0.200% 5/25/45	3,564,326	41,101
GE Business Loan Trust, Series 2004-2A, Class B FRN (a) 0.641% 12/15/32	329,136	312,485
GE Business Loan Trust, Series 2005-2A, Class B FRN (a) 0.661% 11/15/33	208,535	197,124
GE Business Loan Trust, Series 2004-1, Class B FRN (a) 0.861% 5/15/32	233,410	222,012
GE Business Loan Trust, Series 2006-2A, Class D FRN (a) 0.911% 11/15/34	389,675	336,474
GS Mortgage Securities Corp II, Series 2011-GC5, Class XA IO VRN (a) 1.689% 8/10/44	801,910	46,669
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AJ VRN 5.502% 6/12/47	320,000	317,012
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM 5.593% 5/12/45	130,000	137,885

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class F FRN (a) 4.061% 8/15/27	$190,000	$188,103
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	570,000	590,806
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AJ 5.411% 5/15/47	600,000	482,963
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class AM VRN 5.877% 2/12/51	10,000	10,982
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA VRN 1.288% 4/15/47	2,636,882	153,442
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class D VRN (a) 3.928% 11/15/47	220,000	192,473
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class D VRN (a) 3.961% 9/15/47	80,000	70,279
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS 3.997% 8/15/47	250,000	262,368
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class C VRN 4.461% 9/15/47	230,000	235,469
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B VRN 4.887% 1/15/47	30,000	33,216
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AJ VRN 5.802% 8/12/43	190,000	192,654
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 VRN 5.882% 8/12/49	10,000	10,914
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ VRN 6.193% 9/12/49	260,000	252,240
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA VRN (a) 1.856% 8/15/45	531,804	43,823
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class E VRN (a) 4.662% 11/15/45	150,000	147,938

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2006-IQ12, Class AJ 5.399% 12/15/43	$190,000	$173,850
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	90,000	96,938
PFP III Ltd., Series 2014-1, Class D FRN (a) 4.261% 6/14/31	130,000	130,220
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ VRN 5.632% 10/15/48	80,000	81,987
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A 3 5.678% 5/15/46	330,000	356,711
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ VRN 5.825% 7/15/45	240,000	243,357
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B VRN 4.302% 7/15/46	140,000	148,195
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class XA VRN (a) 1.085% 2/15/44	921,812	27,256
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class D VRN (a) 3.909% 9/15/57	220,000	192,230
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS 3.931% 11/15/47	190,000	197,028
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B VRN 4.204% 11/15/47	190,000	198,432
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C 4.290% 11/15/47	190,000	190,915

		9,813,982

Home Equity ABS — 0.9%
ACE Securities Corp., Series 2006-SD2, Class A FRN 0.470% 12/25/45	140,158	139,805
Bear Stearns Asset-Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.970% 12/25/42	30,413	30,449
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F VRN 6.340% 12/15/28	3	3
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.410% 12/25/36	1,082,422	620,338

	Principal Amount	Value
GSAA Trust, Series 2006-5, Class 2A3 FRN 0.440% 3/25/36	$864,985	$583,342
GSAA Trust, Series 2005-6, Class M1 FRN 0.600% 6/25/35	580,000	466,611

		1,840,548

Manufactured Housing ABS — 0.4%
Greenpoint Manufactured Housing, Series 1999-2, Class A2 FRN 2.907% 3/18/29	200,000	183,156
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2 FRN 3.520% 6/19/29	75,000	65,187
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2 FRN 3.653% 3/13/32	200,000	176,212
Greenpoint Manufactured Housing, Series 1999-4, Class A2 FRN 3.655% 2/20/30	75,000	65,256
Greenpoint Manufactured Housing, Series 2001-2, Class IA2 FRN 3.657% 2/20/32	150,000	136,010
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	221,200	221,962

		847,783

Other ABS — 1.8%
Ameriquest Mortgage Securities, Inc., Series 2004-R7, Class M3 FRN 1.189% 8/25/34	645,369	540,438
HSI Asset Securitization Corp., Series 2005-II, Class 2A4 FRN 0.560% 11/25/35	2,400,000	1,709,521
Park Place Securities, Inc., Series 2005-WHQ2, Class M2 FRN 0.630% 5/25/35	1,157,984	1,067,962
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	453,945	452,819

		3,770,740

Student Loans ABS — 1.1%
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.907% 6/15/43	400,000	388,642
National Collegiate Student Loan, Series 2006-3, Class A4 FRN 0.440% 3/26/29	550,000	502,127
National Collegiate Student Loan, Series 2007-4, Class A3L FRN 1.020% 3/25/38	1,270,000	815,917

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Private Education Loan Trust, Series 2011-A, Class A3 FRN (a) 2.661% 1/15/43	$235,000	$249,059
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 (a) 3.500% 10/28/29	205,132	207,201
SLM Student Loan Trust, Series 2003-11, Class A6 FRN (a) 0.991% 12/15/25	300,000	299,245

		2,462,191

WL Collateral CMO — 6.5%
Alternative Loan Trust, Series 2006-OA21, Class A1 FRN 0.356% 3/20/47	818,090	653,705
Alternative Loan Trust, Series 2005-36, Class 3A1 FRN 2.493% 8/25/35	841,897	728,175
Alternative Loan Trust, Series 2004-28CB, Class 2A7 5.750% 1/25/35	606,987	623,137
Banc of America Alternative Loan Trust, Series 2006-3, Class 4CB1 6.500% 4/25/36	831,413	715,931
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1 FRN 2.475% 8/25/34	260,811	259,424
Bear Stearns Asset Backed Securities I Trust, Series 2005-AC8, Class A3 FRN 7.481% 11/25/35	1,753,049	541,732
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4 FRN 0.520% 5/25/37	3,152,847	1,458,266
Connecticut Avenue Securities, Series 2014-C03, Class 1M2 FRN 3.170% 7/25/24	1,350,000	1,204,465
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (a) 0.570% 9/25/35	191,018	171,870
CSMC, Series 2014-11R, Class 15A1 VRN (a) 2.403% 1/27/36	240,000	243,000
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1 FRN 0.350% 1/25/37	688,462	528,600
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (a) 0.520% 9/25/35	239,789	205,993
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 FRN 2.585% 10/25/35	255,530	228,937

	Principal Amount	Value
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A FRN 2.695% 2/25/36	$131,281	$111,497
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.950% 12/25/34	26,414	22,086
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 FRN 2.041% 9/25/33	728,702	735,122
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 FRN 2.832% 3/25/36	198,415	168,998
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	192,186	196,225
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	68,857	70,724
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	1,129,735	1,131,027
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 2A FRN 2.391% 8/25/34	271,710	264,179
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1 FRN 2.522% 8/25/36	653,730	515,067
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1 FRN 2.263% 3/25/46	751,742	616,656
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.430% 11/25/45	210,159	198,535
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.460% 10/25/45	156,582	146,988
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A FRN 0.993% 10/25/46	1,095,272	898,887
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A FRN 1.073% 8/25/46	580,959	407,492
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 FRN 1.928% 11/25/36	1,110,507	909,119

		13,955,837

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC — 0.1%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6 FRN 27.922% 7/25/36	$143,306	$231,431

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $33,132,362)		33,394,900

SOVEREIGN DEBT OBLIGATIONS — 5.7%
Brazil Notas do Tesouro Nacional, Series B BRL (b) 6.000% 8/15/50	547,000	504,854
Brazil Notas do Tesouro Nacional, Series F BRL (b) 10.000% 1/01/17	3,067,000	1,099,005
Brazilian Government International Bond 4.250% 1/07/25	200,000	200,000
Colombia Government International Bond 5.625% 2/26/44	300,000	337,500
Indonesia Government International Bond (a) 3.750% 4/25/22	430,000	423,550
Mexican Bonos MXN (b) 6.500% 6/09/22	33,508,000	2,381,248
Mexican Bonos MXN (b) 7.750% 11/13/42	26,885,600	2,097,883
Mexican Bonos MXN (b) 8.000% 6/11/20	2,730,800	208,326
Mexican Bonos MXN (b) 10.000% 12/05/24	4,820,000	427,905
Mexico Government International Bond 4.750% 3/08/44	194,000	202,245
Mexico Government International Bond 5.550% 1/21/45	710,000	825,375
Poland Government International Bond 4.000% 1/22/24	490,000	520,013
Portugal Government International Bond (a) 5.125% 10/15/24	400,000	420,207
Republic of Turkey 5.750% 3/22/24	230,000	257,025
Republic of Turkey 7.000% 3/11/19	380,000	433,200
Resolution Funding Corp. Principal Strip 0.010% 10/15/19	1,280,000	1,167,261

	Principal Amount	Value
Russian Foreign Bond STEP (c) 7.500% 3/31/30	$320,950	$332,825
Russian Foreign Bond STEP (a) 7.500% 3/31/30	104,800	108,678
South Africa Government International Bond 5.875% 9/16/25	380,000	427,975

		12,375,075

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,754,753)		12,375,075

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.8%
Collateralized Mortgage Obligations — 3.5%
Federal Home Loan Mortgage Corp. STEP 0.250% 1/15/38	48,645	465
Federal Home Loan Mortgage Corp. 1.685% 10/25/35	104,771	6,279
Federal Home Loan Mortgage Corp. 1.783% 4/25/36	82,046	5,501
Federal Home Loan Mortgage Corp. 2.370% 7/25/36	98,698	7,870
Federal Home Loan Mortgage Corp., Series 4092, Class AI 3.000% 9/15/31	1,511,645	199,667
Federal Home Loan Mortgage Corp., Series 4206, Class CZ 3.000% 5/15/43	104,858	99,377
Federal Home Loan Mortgage Corp., Series 4226, Class GZ 3.000% 7/15/43	104,336	98,111
Federal Home Loan Mortgage Corp. 3.200% 12/25/36	130,443	8,520
Federal Home Loan Mortgage Corp. 3.200% 12/25/36	133,911	11,531
Federal Home Loan Mortgage Corp., Series 4097, Class ST FRN 5.889% 8/15/42	82,136	17,976
Federal Home Loan Mortgage Corp., Series 4136, Class SQ FRN 5.989% 11/15/42	85,828	19,604
Federal Home Loan Mortgage Corp., Series R007, Class ZA 6.000% 5/15/36	360,213	403,460
Federal Home Loan Mortgage Corp., Series 3621, Class SB FRN 6.069% 1/15/40	118,951	18,768
Federal Home Loan Mortgage Corp., Series 4203, Class PS FRN 6.089% 9/15/42	507,858	92,820

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp., Series 3349, Class AS FRN 6.339% 7/15/37	$1,166,503	$200,343
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K715, Class X1 VRN 1.171% 1/25/21	2,155,676	126,906
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K007, Class X1 VRN 1.186% 4/25/20	1,275,578	60,159
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K015, Class X1 VRN 1.654% 7/25/21	396,781	35,098
Federal National Mortgage Association, Series 409, Class C2 3.000% 4/25/27	372,043	41,338
Federal National Mortgage Association, Series 409, Class C13 3.500% 11/25/41	231,227	43,846
Federal National Mortgage Association, Series 409, Class C18 4.000% 4/25/42	407,581	81,771
Federal National Mortgage Association, Series 409, Class C22 4.500% 11/25/39	296,615	53,337
Federal National Mortgage Association, Series 2011-59, Class NZ 5.500% 7/25/41	605,872	698,271
Federal National Mortgage Association, Series 2013-9, Class CB 5.500% 4/25/42	1,293,934	1,442,632
Federal National Mortgage Association, Series 2012-93, Class SG FRN 5.931% 9/25/42	163,935	34,641
Federal National Mortgage Association, Series 2012-124, Class SE FRN 5.981% 11/25/42	675,406	144,622
Federal National Mortgage Association, Series 2012-128, Class SQ FRN 5.981% 11/25/42	87,395	20,207
Federal National Mortgage Association, Series 2012-128, Class SL FRN 5.981% 11/25/42	87,405	20,851
Federal National Mortgage Association, Series 2012-133, Class CS FRN 5.981% 12/25/42	168,072	37,197

	Principal Amount	Value
Federal National Mortgage Association, Series 2012-46, Class BA 6.000% 5/25/42	$394,299	$443,721
Federal National Mortgage Association, Series 2011-90, Class AS FRN 6.231% 9/25/41	777,538	155,875
Federal National Mortgage Association, Series 2010-142, Class SM FRN 6.361% 12/25/40	193,347	27,106
Federal National Mortgage Association, Series 2011-87, Class SG FRN 6.381% 4/25/40	618,181	112,701
Federal National Mortgage Association, Series 2011-96, Class SA FRN 6.381% 10/25/41	684,089	115,163
Federal National Mortgage Association, Series 2012-74, Class SA FRN 6.481% 3/25/42	192,444	33,477
Federal National Mortgage Association, Series 2012-28, Class B 6.500% 6/25/39	150,060	165,412
Federal National Mortgage Association, Series 2013-9, Class BC 6.500% 7/25/42	420,287	476,610
Federal National Mortgage Association, Series 2012-51, Class B 7.000% 5/25/42	339,039	376,486
Government National Mortgage Association, Series 2010-H28, Class FE FRN 0.556% 12/20/60	292,984	291,255
Government National Mortgage Association, Series 2011-H08, Class FG FRN 0.636% 3/20/61	248,081	247,329
Government National Mortgage Association, Series 2011-H09, Class AF FRN 0.656% 3/20/61	163,115	162,744
Government National Mortgage Association, Series 2012-100, Class IO VRN 0.828% 8/16/52	505,967	32,184
Government National Mortgage Association, Series 2013-178, Class IO VRN 0.933% 6/16/55	520,439	30,565
Government National Mortgage Association, Series 2013-162, Class IO VRN 1.093% 9/16/46	3,462,342	243,171

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association, Series 2013-178, Class A 2.250% 3/16/35	$206,900	$209,156
Government National Mortgage Association VRN 2.625% 9/20/43	81,877	3,814
Government National Mortgage Association, Series 2013-153, Class AB VRN 2.900% 6/16/44	195,789	201,138
Government National Mortgage Association FRN 2.973% 11/20/42	137,422	6,328
Government National Mortgage Association, Series 2012-66, Class CI 3.500% 2/20/38	227,764	28,272
Government National Mortgage Association, Series 2014-176, Class IA 4.000% 11/20/44	395,690	82,725
Government National Mortgage Association, Series 2014-117, Class SJ FRN 5.435% 8/20/44	191,210	33,285
Government National Mortgage Association, Series 2010-31, Class GS FRN 6.335% 3/20/39	73,890	9,308
Government National Mortgage Association, Series 2010-85, Class HS FRN 6.485% 1/20/40	184,980	32,378
Government National Mortgage Association, Series 2013-152, Class HS FRN 6.535% 6/20/43	257,829	50,277

		7,601,648

Pass-Through Securities — 23.3%
Federal Home Loan Mortgage Corp. Pool #1N1640 FRN 1.912% 1/01/37	154,273	161,654
Pool #1N1637 FRN 2.080% 1/01/37	355,930	376,156
Pool #1J1368 FRN 2.623% 10/01/36	111,012	118,990
Pool #U90245 3.500% 10/01/42	178,454	185,780
Pool #U99114 3.500% 2/01/44	99,499	103,584
Pool #G14492 4.000% 10/01/25	915,746	978,596
Pool #U90316 4.000% 10/01/42	88,314	95,027

	Principal Amount	Value
Pool #U91254 4.000% 4/01/43	$186,943	$201,154
Pool #Q19135 4.000% 6/01/43	94,310	101,552
Pool #Q19236 4.000% 6/01/43	97,284	104,284
Pool #Q19615 4.000% 7/01/43	90,595	97,553
Pool #U95137 4.000% 8/01/43	93,230	100,317
Pool #A93316 4.500% 8/01/40	116,119	126,157
Pool #A93471 4.500% 8/01/40	137,499	149,385
Pool #U99076 4.500% 12/01/43	676,350	746,865
Pool #U92272 4.500% 12/01/43	97,838	108,039
Pool #U99084 4.500% 2/01/44	581,834	642,494
Pool #U99091 4.500% 3/01/44	195,297	215,658
Pool #G06875 5.500% 12/01/38	29,703	33,352
Pool #G06669 6.500% 9/01/39	59,138	67,162
Pool #G07509 6.500% 9/01/39	63,002	71,162
Pool #G07335 7.000% 3/01/39	146,683	168,377
Federal National Mortgage Association Pool #950385 FRN 1.330% 8/01/37	29,638	30,283
Pool #AP9633 2.500% 10/01/42	173,884	170,406
Pool #AQ7306 3.000% 1/01/43	91,128	92,028
Pool #AR1202 3.000% 1/01/43	89,363	90,246
Pool #AR7989 3.500% 3/01/33	333,106	351,752
Pool #MA1543 3.500% 8/01/33	88,915	93,809
Pool #AS0589 3.500% 9/01/33	95,284	100,529
Pool #MA1608 3.500% 10/01/33	178,073	187,651
Pool #MA1652 3.500% 11/01/33	89,819	94,650
Pool #AS1348 3.500% 12/01/33	91,025	95,922
Pool #MA1177 3.500% 9/01/42	88,706	92,507

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1213 3.500% 10/01/42	$538,381	$561,452
Pool #MA1372 3.500% 3/01/43	274,681	286,880
Pool #MA1403 3.500% 4/01/43	731,084	763,554
Pool #AK8441 4.000% 4/01/42	87,181	93,349
Pool #AO2711 4.000% 5/01/42	77,056	82,507
Pool #AO6086 4.000% 6/01/42	95,478	102,233
Pool #AP0692 4.000% 7/01/42	81,813	87,600
Pool #AP5333 4.000% 7/01/42	383,963	411,125
Pool #AP2530 4.000% 8/01/42	79,643	85,278
Pool #AP2958 4.000% 8/01/42	77,905	83,416
Pool #AP4903 4.000% 9/01/42	89,661	96,004
Pool #AP7399 4.000% 9/01/42	174,170	186,491
Pool #AP9229 4.000% 10/01/42	82,908	88,773
Pool #AP9766 4.000% 10/01/42	354,402	381,411
Pool #AQ3599 4.000% 11/01/42	92,533	99,079
Pool #MA1253 4.000% 11/01/42	268,785	289,269
Pool #AQ7003 4.000% 12/01/42	155,973	166,983
Pool #AQ4555 4.000% 12/01/42	165,588	177,044
Pool #AQ7082 4.000% 1/01/43	187,664	201,145
Pool #AL3508 4.000% 4/01/43	88,459	95,283
Pool #AB9383 4.000% 5/01/43	270,983	290,746
Pool #AQ4078 4.000% 6/01/43	88,087	94,882
Pool #AQ4080 4.000% 6/01/43	92,514	99,261
Pool #AT8394 4.000% 6/01/43	91,390	98,440
Pool #AB9683 4.000% 6/01/43	174,743	187,405
Pool #AT9637 4.000% 7/01/43	272,623	292,506

	Principal Amount	Value
Pool #AT9653 4.000% 7/01/43	$184,486	$198,718
Pool #AT9657 4.000% 7/01/43	173,549	186,125
Pool #AS0070 4.000% 8/01/43	96,912	104,298
Pool #MA1547 4.000% 8/01/43	95,026	102,268
Pool #MA0706 4.500% 4/01/31	84,868	92,679
Pool #MA0734 4.500% 5/01/31	266,571	291,104
Pool #MA0776 4.500% 6/01/31	88,117	96,226
Pool #MA0913 4.500% 11/01/31	62,993	68,829
Pool #MA0939 4.500% 12/01/31	69,780	76,245
Pool #993117 4.500% 1/01/39	23,387	25,451
Pool #AA0856 4.500% 1/01/39	30,061	32,715
Pool #AA2450 4.500% 2/01/39	5,497	5,982
Pool #AA3495 4.500% 2/01/39	52,284	56,900
Pool #935520 4.500% 8/01/39	106,598	115,976
Pool #AD5481 4.500% 5/01/40	1,626,554	1,768,623
Pool #AD6914 4.500% 6/01/40	178,603	194,202
Pool #AD8685 4.500% 8/01/40	331,905	360,894
Pool #MA1591 4.500% 9/01/43	189,742	209,575
Pool #MA1629 4.500% 10/01/43	191,096	211,072
Pool #AL4341 4.500% 10/01/43	33,761	36,657
Pool #AU6423 4.500% 10/01/43	920,879	999,873
Pool #MA1664 4.500% 11/01/43	95,101	105,042
Pool #MA1711 4.500% 12/01/43	191,716	211,757
Pool #AL4741 4.500% 1/01/44	95,966	105,998
Pool #AW0318 4.500% 2/01/44	500,000	543,047
Pool #AL5562 4.500% 4/01/44	100,000	108,578

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AS2322 4.500% 4/01/44	$45,260	$49,171
Pool #AL5540 4.500% 7/01/44	196,467	216,052
Pool #890604 4.500% 10/01/44	1,088,500	1,194,288
Pool #915154 5.000% 4/01/37	163,319	180,582
Pool #974965 5.000% 4/01/38	569,921	629,273
Pool #983077 5.000% 5/01/38	155,682	172,138
Pool #310088 5.000% 6/01/38	157,308	173,936
Pool #AE2266 5.000% 3/01/40	206,270	228,073
Pool #937948 5.500% 6/01/37	40,013	44,957
Pool #995072 5.500% 8/01/38	84,278	94,849
Pool #481473 6.000% 2/01/29	154	173
Pool #867557 6.000% 2/01/36	2,983	3,364
Pool #AE0469 6.000% 12/01/39	561,786	633,451
Pool #AL4324 6.500% 5/01/40	388,887	441,073
Pool #AE0758 7.000% 2/01/39	221,659	254,499
Federal National Mortgage Association TBA Pool #3348 2.500% 9/01/27 (d)	700,000	713,234
Pool #1312 3.000% 9/01/27 (d)	4,900,000	5,094,469
Pool #1438 3.500% 10/01/26 (d)	600,000	634,078
Pool #1963 3.500% 8/01/42 (d)	4,300,000	4,484,766
Pool #9174 4.000% 4/01/42 (d)	4,600,000	4,911,219
Pool #18718 4.500% 3/01/40 (d)	1,700,000	1,845,961
Pool #29800 5.000% 5/01/37 (d)	3,300,000	3,645,985
Government National Mortgage Association Pool #783298 4.500% 4/20/41	717,486	784,947
Pool #783368 4.500% 7/20/41	91,217	99,794
Pool #4747 5.000% 7/20/40	420,892	468,802

	Principal Amount	Value
Pool #487588 6.000% 4/15/29	$4,610	$5,233
Pool #595077 6.000% 10/15/32	761	872
Pool #596620 6.000% 10/15/32	1,357	1,555
Pool #598000 6.000% 12/15/32	68	78
Pool #604706 6.000% 10/15/33	106,671	122,367
Pool #636251 6.000% 3/15/35	10,761	12,317
Pool #782034 6.000% 1/15/36	127,826	147,075
Pool #658029 6.000% 7/15/36	61,900	70,823
Government National Mortgage Association TBA Pool #5610 3.500% 1/01/42 (d)	900,000	945,211
Pool #207 3.500% 1/01/43 (d)	2,500,000	2,625,195
Pool #232 4.000% 12/01/42 (d)	1,300,000	1,393,539

		50,387,430

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $57,739,425)		57,989,078

U.S. TREASURY OBLIGATIONS — 11.3%
U.S. Treasury Bonds & Notes — 11.3%
U.S. Treasury Bond 3.000% 11/15/44	2,170,000	2,280,704
U.S. Treasury Bond 3.125% 8/15/44	3,540,000	3,810,710
U.S. Treasury Bond 3.375% 5/15/44	1,550,000	1,746,486
U.S. Treasury Bond 3.625% 2/15/44	1,870,000	2,201,777
U.S. Treasury Inflation Index 0.125% 7/15/24	420,013	404,492
U.S. Treasury Inflation Index 0.375% 7/15/23	469,356	464,040
U.S. Treasury Inflation Index 0.625% 1/15/24	865,011	868,728
U.S. Treasury Inflation Index 0.625% 2/15/43	1,260,016	1,184,612
U.S. Treasury Inflation Index 0.750% 2/15/42	105,086	102,106
U.S. Treasury Inflation Index 1.375% 2/15/44	1,161,489	1,314,570

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index 2.125% 2/15/40	$373,527	$484,185
U.S. Treasury Inflation Index 2.375% 1/15/25	1,247,123	1,464,199
U.S. Treasury Note 0.250% 10/31/15	10,000	10,001
U.S. Treasury Note 0.500% 7/31/16	180,000	180,035
U.S. Treasury Note 0.625% 11/30/17	160,000	157,875
U.S. Treasury Note (e) 0.875% 11/15/17	20,000	19,896
U.S. Treasury Note 1.500% 12/31/18	250,000	250,352
U.S. Treasury Note 1.500% 10/31/19	30,000	29,806
U.S. Treasury Note 1.500% 11/30/19	510,000	506,683
U.S. Treasury Note (e) 1.625% 4/30/19	140,000	140,459
U.S. Treasury Note 1.625% 7/31/19	140,000	140,202
U.S. Treasury Note 1.750% 9/30/19	30,000	30,170
U.S. Treasury Note 2.000% 5/31/21	1,880,000	1,888,262
U.S. Treasury Note 2.250% 11/15/24	110,000	110,745
U.S. Treasury Note 2.375% 8/15/24	4,500,000	4,580,376

		24,371,471

TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,379,505)		24,371,471

TOTAL BONDS & NOTES (Cost $194,087,232)		197,914,287

	Units
PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
Eurodollar Call, Expires 3/16/15, Strike 100	244	61,000
USD Put MXN Call, Expires 3/12/15, Strike 14.36	3,200,000	168

	Units	Value
USD Put MXN Call, Expires 3/16/15, Strike 14.12	1,010,000	$26

		61,194

TOTAL PURCHASED OPTIONS (Cost $76,830)		61,194

TOTAL LONG-TERM INVESTMENTS (Cost $194,326,722)		198,136,290

	Principal Amount

SHORT-TERM INVESTMENTS — 21.0%
Discount Notes — 9.6%
Federal Home Loan Mortgage Corp. 0.010% 1/08/15	$4,500,000	4,499,922
Federal Home Loan Mortgage Corp. 0.010% 2/17/15	2,000,000	1,999,713
Federal Home Loan Mortgage Corp. 0.010% 3/02/15	9,092,000	9,090,636
Federal Home Loan Mortgage Corp. 0.010% 5/04/15	5,200,000	5,197,158

		20,787,429

Repurchase Agreement — 10.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (f)	23,521,402	23,521,402

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	11,589	11,589

U.S. Treasury Bills — 0.5%
U.S. Treasury Bill 0.000% 4/02/15	1,000,000	999,767

TOTAL SHORT-TERM INVESTMENTS (Cost $45,320,187)		45,320,187

TOTAL INVESTMENTS — 112.7% (Cost $239,646,909) (g)		243,456,477

Other Assets/(Liabilities) — (12.7)%		(27,529,966)

NET ASSETS — 100.0%		$215,926,511

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BRL	Brazilian Real
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
IO	Interest Only
MBS	Mortgage-Backed Security
MXN	Mexican Peso
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $19,140,832 or 8.86% of net assets.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2014, these securities amounted to a value of $332,825 or 0.15% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	Maturity value of $23,521,416. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.500%, maturity dates ranging from 1/01/32 – 1/01/33, and an aggregate market value, including accrued interest, of $23,993,851.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Basic Materials — 2.6%
Chemicals — 1.9%
Ashland, Inc.	2,100	$251,496
Celanese Corp. Series A	4,300	257,828
CF Industries Holdings, Inc.	1,000	272,540
The Dow Chemical Co.	16,200	738,882
E.I. du Pont de Nemours & Co.	51,479	3,806,357
Eastman Chemical Co.	3,000	227,580
Huntsman Corp.	6,700	152,626
LyondellBasell Industries NV Class A	15,700	1,246,423
The Mosaic Co.	3,600	164,340
Westlake Chemical Corp.	3,600	219,924

		7,337,996

Forest Products & Paper — 0.1%
International Paper Co.	5,800	310,764
MeadWestvaco Corp.	3,400	150,926
Rock-Tenn Co. Class A	900	54,882

		516,572

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	500	17,385
Nucor Corp.	3,500	171,675

		189,060

Mining — 0.5%
Vulcan Materials Co.	29,864	1,962,961

		10,006,589

Communications — 9.0%
Advertising — 0.7%
Omnicom Group, Inc.	34,928	2,705,872

Internet — 1.7%
AOL, Inc. (a)	35,739	1,650,070
Liberty Interactive Corp. Class A (a)	69,432	2,042,689
Symantec Corp.	105,311	2,701,754

		6,394,513

Media — 2.8%
Comcast Corp. Class A	41,385	2,400,744
DIRECTV (a)	15,300	1,326,510
Gannett Co., Inc.	6,300	201,159
Liberty Global PLC Series A (a)	32,555	1,634,424
Time Warner, Inc.	40,500	3,459,510
Viacom, Inc. Class B	24,387	1,835,121

		10,857,468

Telecommunications — 3.8%
CenturyLink, Inc.	3,800	150,404
Cisco Systems, Inc.	141,840	3,945,280
Corning, Inc.	40,900	937,837

	Number of Shares	Value
Harris Corp.	3,100	$222,642
Knowles Corp. (a)	73,202	1,723,907
Motorola Solutions, Inc.	28,859	1,935,862
QUALCOMM, Inc.	31,100	2,311,663
Verizon Communications, Inc.	39,943	1,868,533
Vodafone Group PLC Sponsored ADR (United Kingdom)	49,188	1,680,754

		14,776,882

		34,734,735

Consumer, Cyclical — 6.7%
Airlines — 0.3%
Alaska Air Group, Inc.	4,000	239,040
Delta Air Lines, Inc.	16,900	831,311

		1,070,351

Auto Manufacturers — 0.6%
Ford Motor Co.	25,300	392,150
General Motors Co.	52,925	1,847,612
Paccar, Inc.	4,900	333,249

		2,573,011

Automotive & Parts — 0.3%
Johnson Controls, Inc.	19,300	932,962
Lear Corp.	2,400	235,392
WABCO Holdings, Inc. (a)	800	83,824

		1,252,178

Home Builders — 0.0%
PulteGroup, Inc.	7,500	160,950

Home Furnishing — 0.1%
Whirlpool Corp.	1,500	290,610

Housewares — 0.1%
Newell Rubbermaid, Inc.	8,100	308,529

Leisure Time — 0.3%
Carnival Corp.	11,700	530,361
Harley-Davidson, Inc.	3,000	197,730
Royal Caribbean Cruises Ltd.	4,600	379,178

		1,107,269

Lodging — 0.1%
Hyatt Hotels Corp. Class A (a)	1,000	60,210
Wyndham Worldwide Corp.	1,700	145,792

		206,002

Retail — 4.8%
AutoNation, Inc. (a)	23,150	1,398,491
AutoZone, Inc. (a)	900	557,199
Bed Bath & Beyond, Inc. (a)	2,600	198,042
CVS Health Corp.	19,764	1,903,471
Dillard’s, Inc. Class A	800	100,144
Family Dollar Stores, Inc.	18,172	1,439,404
Foot Locker, Inc.	2,800	157,304
GameStop Corp. Class A	1,500	50,700

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Gap, Inc.	5,000	$210,550
Kohl’s Corp.	6,100	372,344
Lowe’s Cos., Inc.	29,970	2,061,936
Macy’s, Inc.	22,100	1,453,075
McDonald’s Corp.	13,500	1,264,950
Nordstrom, Inc.	4,600	365,194
Penske Auto Group, Inc.	2,600	127,582
Staples, Inc.	4,100	74,292
Wal-Mart Stores, Inc.	80,600	6,921,928

		18,656,606

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,500	192,465

		25,817,971

Consumer, Non-cyclical — 17.4%
Agriculture — 2.1%
Altria Group, Inc.	46,600	2,295,982
Archer-Daniels-Midland Co.	18,700	972,400
Bunge Ltd.	3,500	318,185
Philip Morris International, Inc.	42,965	3,499,499
Reynolds American, Inc.	15,200	976,904

		8,062,970

Beverages — 0.6%
Coca-Cola Enterprises, Inc.	7,500	331,650
Dr. Pepper Snapple Group, Inc.	3,900	279,552
PepsiCo, Inc.	19,820	1,874,179

		2,485,381

Biotechnology — 0.9%
Amgen, Inc.	21,200	3,376,948

Commercial Services — 0.1%
The ADT Corp.	2,300	83,329
Western Union Co.	7,200	128,952

		212,281

Foods — 1.3%
Campbell Soup Co.	4,300	189,200
General Mills, Inc.	17,800	949,274
Ingredion, Inc.	1,000	84,840
The J.M. Smucker Co.	700	70,686
Kellogg Co.	4,900	320,656
Kraft Foods Group, Inc.	8,100	507,546
The Kroger Co.	14,500	931,045
Mondelez International, Inc. Class A	53,416	1,940,336
Pilgrim’s Pride Corp. (a)	4,900	160,671

		5,154,254

Health Care – Products — 2.8%
Baxter International, Inc.	7,500	549,675
Covidien PLC	23,173	2,370,135
Johnson & Johnson	38,800	4,057,316
Medtronic, Inc.	28,300	2,043,260
St. Jude Medical, Inc.	8,000	520,240
Zimmer Holdings, Inc.	9,300	1,054,806

		10,595,432

	Number of Shares	Value
Health Care – Services — 3.0%
Aetna, Inc.	4,800	$426,384
Anthem, Inc.	8,400	1,055,628
Cigna Corp.	7,900	812,989
HCA Holdings, Inc. (a)	30,116	2,210,213
Humana, Inc.	4,300	617,609
Laboratory Corporation of America Holdings (a)	1,200	129,480
Quest Diagnostics, Inc.	1,900	127,414
UnitedHealth Group, Inc.	59,652	6,030,221

		11,409,938

Household Products — 0.3%
Avery Dennison Corp.	1,900	98,572
Kimberly-Clark Corp.	10,700	1,236,278

		1,334,850

Pharmaceuticals — 6.3%
Actavis PLC (a)	5,981	1,539,569
Bristol-Myers Squibb Co.	26,586	1,569,372
Eli Lilly & Co.	38,576	2,661,358
Express Scripts Holding Co. (a)	18,815	1,593,066
Gilead Sciences, Inc. (a)	9,800	923,748
Merck & Co., Inc.	120,855	6,863,355
Pfizer, Inc.	149,011	4,641,693
Sanofi ADR (France)	52,680	2,402,735
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	32,749	1,883,395

		24,078,291

		66,710,345

Energy — 9.7%
Coal — 0.0%
CONSOL Energy, Inc.	4,400	148,764

Oil & Gas — 8.2%
Chevron Corp.	51,796	5,810,475
Cimarex Energy Co.	600	63,600
Cobalt International Energy, Inc. (a)	51,250	455,613
ConocoPhillips	43,500	3,004,110
Devon Energy Corp.	11,400	697,794
EOG Resources, Inc.	3,600	331,452
Exxon Mobil Corp.	86,700	8,015,415
Hess Corp.	28,635	2,113,836
Marathon Oil Corp.	64,579	1,826,940
Marathon Petroleum Corp.	5,700	514,482
Noble Energy, Inc.	33,050	1,567,561
Occidental Petroleum Corp.	22,600	1,821,786
Phillips 66	17,200	1,233,240
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	27,380	1,833,091
Tesoro Corp.	1,800	133,830
Valero Energy Corp.	41,700	2,064,150

		31,487,375

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.5%
Baker Hughes, Inc.	8,500	$476,595
National Oilwell Varco, Inc.	38,311	2,510,520
Schlumberger Ltd.	32,358	2,763,696

		5,750,811

		37,386,950

Financial — 26.2%
Banks — 9.5%
Bank of America Corp.	485,558	8,686,633
Bank of New York Mellon Corp.	32,500	1,318,525
Capital One Financial Corp.	14,000	1,155,700
Comerica, Inc.	4,900	229,516
Commerce Bancshares, Inc.	2,940	127,860
Fifth Third Bancorp	142,517	2,903,784
Huntington Bancshares, Inc.	23,100	243,012
KeyCorp	25,500	354,450
Northern Trust Corp.	5,700	384,180
PNC Financial Services Group, Inc.	39,734	3,624,933
Regions Financial Corp.	39,200	413,952
State Street Corp.	40,500	3,179,250
SunTrust Banks, Inc.	14,900	624,310
U.S. Bancorp	46,300	2,081,185
Wells Fargo & Co.	204,745	11,224,121

		36,551,411

Diversified Financial — 9.8%
American Express Co.	30,300	2,819,112
Ameriprise Financial, Inc.	22,927	3,032,096
BlackRock, Inc.	4,500	1,609,020
Citigroup, Inc.	97,289	5,264,308
Discover Financial Services	49,785	3,260,419
Eaton Vance Corp.	800	32,744
FNF Group	59,942	2,065,002
Franklin Resources, Inc.	17,800	985,586
The Goldman Sachs Group, Inc.	12,700	2,461,641
Invesco Ltd.	12,500	494,000
JP Morgan Chase & Co.	179,967	11,262,335
Legg Mason, Inc.	31,450	1,678,486
Morgan Stanley	55,300	2,145,640
Navient Corp.	11,100	239,871
T. Rowe Price Group, Inc.	3,600	309,096

		37,659,356

Diversified Financial Services — 0.1%
Voya Financial, Inc.	3,400	144,092

Insurance — 6.2%
ACE Ltd.	9,500	1,091,360
Aflac, Inc.	3,000	183,270
Alleghany Corp. (a)	500	231,750
The Allstate Corp.	13,100	920,275
American Financial Group, Inc.	5,800	352,176
American International Group, Inc.	83,237	4,662,104
Arch Capital Group Ltd. (a)	900	53,190

	Number of Shares	Value
Assurant, Inc.	2,100	$143,703
Assured Guaranty Ltd.	3,500	90,965
Axis Capital Holdings Ltd.	1,400	71,526
The Chubb Corp.	17,900	1,852,113
Cincinnati Financial Corp.	2,200	114,026
Everest Re Group Ltd.	1,400	238,420
The Hartford Financial Services Group, Inc.	5,900	245,971
HCC Insurance Holdings, Inc.	3,900	208,728
Lincoln National Corp.	7,500	432,525
Loews Corp.	2,500	105,050
Markel Corp. (a)	200	136,568
MetLife, Inc.	58,272	3,151,933
PartnerRe Ltd.	1,500	171,195
Principal Financial Group, Inc.	8,300	431,102
The Progressive Corp.	8,100	218,619
Prudential Financial, Inc.	13,100	1,185,026
Reinsurance Group of America, Inc.	2,400	210,288
RenaissanceRe Holdings Ltd.	3,400	330,548
Torchmark Corp.	10,000	541,700
The Travelers Cos., Inc.	37,661	3,986,417
Unum Group	66,650	2,324,752
W.R. Berkley Corp.	2,400	123,024
XL Group PLC	3,600	123,732

		23,932,056

Real Estate Investment Trusts (REITS) — 0.5%
Weyerhaeuser Co.	53,567	1,922,520

Savings & Loans — 0.1%
New York Community Bancorp, Inc.	12,500	200,000
People’s United Financial, Inc.	4,300	65,274

		265,274

		100,474,709

Industrial — 11.5%
Aerospace & Defense — 2.8%
The Boeing Co.	4,700	610,906
General Dynamics Corp.	10,800	1,486,296
L-3 Communications Holdings, Inc.	2,600	328,146
Lockheed Martin Corp.	9,200	1,771,644
Northrop Grumman Corp.	25,321	3,732,062
Raytheon Co.	9,200	995,164
Rockwell Collins, Inc.	3,700	312,576
United Technologies Corp.	11,700	1,345,500

		10,582,294

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	18,000	1,111,140
Energizer Holdings, Inc.	1,700	218,552

		1,329,692

Electronics — 0.2%
Arrow Electronics, Inc. (a)	3,000	173,670
Avnet, Inc.	5,700	245,214

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Garmin Ltd.	2,800	$147,924

		566,808

Hand & Machine Tools — 0.2%
Lincoln Electric Holdings, Inc.	1,500	103,635
Snap-on, Inc.	1,700	232,458
Stanley Black & Decker, Inc.	4,300	413,144

		749,237

Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	12,500	1,144,125
Ingersoll-Rand PLC	29,165	1,848,770
Terex Corp.	33,741	940,699

		3,933,594

Machinery – Diversified — 0.7%
Cummins, Inc.	4,500	648,765
Deere & Co.	22,241	1,967,661

		2,616,426

Manufacturing — 4.4%
Dover Corp.	4,300	308,396
Eaton Corp. PLC	28,965	1,968,461
General Electric Co.	313,800	7,929,726
Honeywell International, Inc.	38,615	3,858,411
Illinois Tool Works, Inc.	24,723	2,341,268
Parker Hannifin Corp.	4,000	515,800

		16,922,062

Packaging & Containers — 0.8%
Ball Corp.	2,700	184,059
Bemis Co., Inc.	3,000	135,630
Crown Holdings, Inc. (a)	3,900	198,510
Packaging Corporation of America	1,900	148,295
Sealed Air Corp.	54,917	2,330,128
Sonoco Products Co.	3,000	131,100

		3,127,722

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	700	78,722

Transportation — 1.1%
American ExpressNorfolk Southern Corp.	28,414	3,114,459
CSX Corp.	28,900	1,047,047

		4,161,506

Trucking & Leasing — 0.0%
AMERCO	400	113,704

		44,181,767

Technology — 10.8%
Computers — 6.0%
Accenture PLC Class A	12,600	1,125,306
Apple, Inc.	133,717	14,759,683
Brocade Communications Systems, Inc.	5,900	69,856

	Number of Shares	Value
Computer Sciences Corp.	4,000	$252,200
EMC Corp.	110,262	3,279,192
Hewlett-Packard Co.	54,000	2,167,020
SanDisk Corp.	5,700	558,486
Western Digital Corp.	6,400	708,480

		22,920,223

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	2,400	58,488
Xerox Corp.	34,500	478,170

		536,658

Semiconductors — 0.8%
Intel Corp.	66,600	2,416,914
Lam Research Corp.	3,200	253,888
NVIDIA Corp.	16,200	324,810

		2,995,612

Software — 3.9%
CA, Inc.	3,000	91,350
The Dun & Bradstreet Corp.	1,200	145,152
Microsoft Corp.	228,336	10,606,207
Oracle Corp.	89,000	4,002,330

		14,845,039

		41,297,532

Utilities — 2.8%
Electric — 2.7%
The AES Corp.	21,000	289,170
Alliant Energy Corp.	3,100	205,902
Ameren Corp.	6,600	304,458
American Electric Power Co., Inc.	9,500	576,840
Calpine Corp. (a)	72,813	1,611,352
Consolidated Edison, Inc.	4,000	264,040
DTE Energy Co.	2,400	207,288
Duke Energy Corp.	13,800	1,152,852
Edison International	6,200	405,976
Exelon Corp.	17,100	634,068
FirstEnergy Corp.	4,900	191,051
NextEra Energy, Inc.	15,863	1,686,078
Northeast Utilities	7,600	406,752
OGE Energy Corp.	2,700	95,796
PG&E Corp.	30,955	1,648,044
Pinnacle West Capital Corp.	1,500	102,465
Public Service Enterprise Group, Inc.	11,100	459,651
Wisconsin Energy Corp.	4,000	210,960

		10,452,743

Water — 0.1%
American Water Works Co., Inc.	3,900	207,870

		10,660,613

TOTAL COMMON STOCK (Cost $285,182,538)		371,271,211

TOTAL EQUITIES (Cost $285,182,538)		371,271,211

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.2%
Diversified Financial — 1.2%
iShares Russell 1000 Value Index Fund	43,800	$4,572,720

TOTAL MUTUAL FUNDS (Cost $4,574,014)		4,572,720

TOTAL LONG-TERM INVESTMENTS (Cost $289,756,552)		375,843,931

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$9,643,898	9,643,898

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	7,760	7,760

TOTAL SHORT-TERM INVESTMENTS (Cost $9,651,658)		9,651,658

TOTAL INVESTMENTS — 100.4% (Cost $299,408,210) (c)		385,495,589

Other Assets/(Liabilities) — (0.4)%		(1,685,525)

NET ASSETS — 100.0%		$383,810,064

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $9,643,903. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.500%, maturity dates ranging from 11/15/28 – 1/01/32, and an aggregate market value, including accrued interest, of $9,840,050.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 4.5%
Chemicals — 2.4%
Axalta Coating Systems Ltd. (a)	383,640	$9,982,313
The Dow Chemical Co.	365,530	16,671,823
E.I. du Pont de Nemours & Co.	136,670	10,105,380

		36,759,516

Forest Products & Paper — 0.9%
International Paper Co.	262,390	14,058,856

Iron & Steel — 1.2%
Nucor Corp.	152,990	7,504,160
Steel Dynamics, Inc.	553,060	10,917,404

		18,421,564

		69,239,936

Communications — 9.9%
Advertising — 0.8%
The Interpublic Group of Companies, Inc.	575,050	11,943,789

Internet — 1.4%
Symantec Corp.	819,680	21,028,890

Media — 3.3%
CBS Corp. Class B	266,070	14,724,314
Comcast Corp. Class A	366,440	21,257,184
Thomson Reuters Corp.	349,750	14,108,915

		50,090,413

Telecommunications — 4.4%
Cisco Systems, Inc.	1,631,940	45,392,411
Verizon Communications, Inc.	476,460	22,288,799

		67,681,210

		150,744,302

Consumer, Cyclical — 9.4%
Home Builders — 1.0%
PulteGroup, Inc.	719,500	15,440,470

Housewares — 1.1%
Newell Rubbermaid, Inc.	433,270	16,503,254

Leisure Time — 0.5%
Norwegian Cruise Line Holdings Ltd. (a)	150,550	7,039,718

Retail — 6.8%
AutoZone, Inc. (a)	17,550	10,865,381
CVS Health Corp.	227,610	21,921,119
The Home Depot, Inc.	168,770	17,715,787
Lowe’s Cos., Inc.	325,520	22,395,776
Nordstrom, Inc.	177,710	14,108,397
PVH Corp.	134,050	17,181,188

		104,187,648

		143,171,090

	Number of Shares	Value
Consumer, Non-cyclical — 16.3%
Beverages — 2.0%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	155,550	$17,471,376
Diageo PLC Sponsored ADR (United Kingdom)	114,610	13,075,855

		30,547,231

Biotechnology — 1.2%
Amgen, Inc.	115,080	18,331,093

Foods — 1.1%
Kraft Foods Group, Inc.	276,546	17,328,372

Health Care – Products — 3.6%
Baxter International, Inc.	187,650	13,752,869
Covidien PLC	277,310	28,363,267
Johnson & Johnson	120,060	12,554,674

		54,670,810

Health Care – Services — 1.8%
UnitedHealth Group, Inc.	274,090	27,707,758

Pharmaceuticals — 6.6%
AstraZeneca PLC Sponsored ADR (United Kingdom)	239,340	16,844,749
Bristol-Myers Squibb Co.	127,530	7,528,096
Merck & Co., Inc.	690,170	39,194,754
Pfizer, Inc.	373,105	11,622,221
Roche Holding AG	70,112	19,003,189
Zoetis, Inc.	142,958	6,151,483

		100,344,492

		248,929,756

Energy — 10.0%
Oil & Gas — 9.1%
Anadarko Petroleum Corp.	150,670	12,430,275
Chevron Corp.	300,830	33,747,109
EOG Resources, Inc.	184,380	16,975,867
Exxon Mobil Corp.	272,970	25,236,076
Marathon Oil Corp.	517,650	14,644,319
Occidental Petroleum Corp.	150,240	12,110,846
Pioneer Natural Resources Co.	63,250	9,414,763
Southwestern Energy Co. (a)	479,340	13,081,189

		137,640,444

Oil & Gas Services — 0.9%
Halliburton Co.	358,380	14,095,085

		151,735,529

Financial — 27.3%
Banks — 7.4%
BB&T Corp.	449,100	17,465,499
PNC Financial Services Group, Inc.	382,550	34,900,037
Wells Fargo & Co.	1,104,860	60,568,425

		112,933,961

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 11.6%
Ameriprise Financial, Inc.	147,700	$19,533,325
BlackRock, Inc.	68,560	24,514,313
Citigroup, Inc.	678,170	36,695,779
The Goldman Sachs Group, Inc.	115,370	22,362,167
IntercontinentalExchange, Inc.	86,330	18,931,306
JP Morgan Chase & Co.	869,516	54,414,311

		176,451,201

Insurance — 6.9%
ACE Ltd.	238,440	27,391,987
American International Group, Inc.	267,790	14,998,918
Marsh & McLennan Cos., Inc.	366,750	20,992,770
MetLife, Inc.	377,760	20,433,038
Principal Financial Group, Inc.	231,088	12,002,711
Unum Group	243,100	8,479,328

		104,298,752

Real Estate Investment Trusts (REITS) — 1.4%
Host Hotels & Resorts, Inc.	720,540	17,127,236
Paramount Group, Inc. (a)	224,730	4,177,731

		21,304,967

		414,988,881

Industrial — 9.9%
Aerospace & Defense — 2.6%
Spirit AeroSystems Holdings, Inc. Class A (a)	342,260	14,730,870
United Technologies Corp.	214,520	24,669,800

		39,400,670

Building Materials — 1.3%
Fortune Brands Home & Security, Inc.	427,550	19,355,189

Machinery – Construction & Mining — 0.9%
Ingersoll-Rand PLC	216,970	13,753,728

Manufacturing — 5.1%
3M Co.	103,450	16,998,904
Eaton Corp. PLC	322,340	21,906,226
General Electric Co.	1,007,010	25,447,143
Illinois Tool Works, Inc.	147,530	13,971,091

		78,323,364

		150,832,951

Technology — 9.2%
Computers — 1.9%
EMC Corp.	950,730	28,274,710

Semiconductors — 5.8%
Analog Devices, Inc.	275,370	15,288,542
Intel Corp.	938,150	34,045,464
Marvell Technology Group Ltd.	1,193,010	17,298,645
Maxim Integrated Products, Inc.	676,130	21,548,263

		88,180,914

	Number of Shares	Value
Software — 1.5%
Microsoft Corp.	498,840	$23,171,118

		139,626,742

Utilities — 2.7%
Electric — 2.7%
Edison International	208,590	13,658,474
NextEra Energy, Inc.	81,880	8,703,025
Northeast Utilities	348,450	18,649,044

		41,010,543

TOTAL COMMON STOCK (Cost $1,023,516,416)		1,510,279,730

TOTAL EQUITIES (Cost $1,023,516,416)		1,510,279,730

TOTAL LONG-TERM INVESTMENTS (Cost $1,023,516,416)		1,510,279,730

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$3,787,494	3,787,494

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	54,718	54,718

TOTAL SHORT-TERM INVESTMENTS (Cost $3,842,212)		3,842,212

TOTAL INVESTMENTS — 99.5% (Cost $1,027,358,628) (c)		1,514,121,942

Other Assets/(Liabilities) — 0.5%		8,033,448

NET ASSETS — 100.0%		$1,522,155,390

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,787,496. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $3,866,054.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 98.3%
Basic Materials — 3.7%
Chemicals — 0.7%
BASF SE Sponsored ADR (Germany)	26,800	$2,234,852
E.I. du Pont de Nemours & Co.	12,025	889,128

		3,123,980

Iron & Steel — 1.4%
Carpenter Technology Corp.	115,100	5,668,675

Mining — 1.6%
Alcoa, Inc.	185,700	2,932,203
Cameco Corp.	130,200	2,136,582
Rio Tinto PLC Sponsored ADR (United Kingdom) (a)	31,598	1,455,404

		6,524,189

		15,316,844

Communications — 4.3%
Advertising — 1.0%
Aimia, Inc.	332,200	4,182,398

Telecommunications — 3.3%
AT&T, Inc.	128,208	4,306,507
Cisco Systems, Inc.	104,898	2,917,738
Verizon Communications, Inc.	86,169	4,030,986
Vodafone Group PLC Sponsored ADR (United Kingdom)	63,172	2,158,587

		13,413,818

		17,596,216

Consumer, Cyclical — 7.5%
Airlines — 1.3%
Southwest Airlines Co.	125,849	5,325,930

Home Builders — 1.2%
Lennar Corp.	94,678	3,418,823
Lennar Corp. Class A (a)	37,697	1,689,202

		5,108,025

Retail — 4.8%
The Gap, Inc.	54,947	2,313,818
The Home Depot, Inc.	13,900	1,459,083
Target Corp.	71,459	5,424,453
Wal-Mart Stores, Inc.	121,960	10,473,925

		19,671,279

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	25,600	792,192

		30,897,426

Consumer, Non-cyclical — 20.0%
Agriculture — 3.9%
Altria Group, Inc.	63,059	3,106,917

	Number of Shares	Value
Philip Morris International, Inc.	160,360	$13,061,322

		16,168,239

Commercial Services — 0.4%
MasterCard, Inc. Class A	18,000	1,550,880

Foods — 1.3%
ConAgra Foods, Inc.	64,000	2,321,920
Tyson Foods, Inc. Class A	69,200	2,774,228

		5,096,148

Health Care – Products — 2.5%
Johnson & Johnson	60,874	6,365,594
Medtronic, Inc.	53,116	3,834,976

		10,200,570

Household Products — 0.6%
Tupperware Brands Corp.	40,071	2,524,473

Pharmaceuticals — 11.3%
Actavis PLC (b)	5,300	1,364,273
Eli Lilly & Co.	132,964	9,173,186
Herbalife Ltd. (a)	196,303	7,400,623
Merck & Co., Inc.	246,100	13,976,019
Pfizer, Inc.	467,766	14,570,911

		46,485,012

		82,025,322

Energy — 10.7%
Oil & Gas — 10.7%
BP PLC Sponsored ADR (United Kingdom)	231,022	8,806,559
California Resources Corp. (b)	17,649	97,246
Chesapeake Energy Corp.	117,700	2,303,389
ConocoPhillips	105,218	7,266,355
Ensco PLC Class A	333,100	9,976,345
Exxon Mobil Corp.	25,500	2,357,475
Occidental Petroleum Corp.	44,123	3,556,755
Phillips 66	73,879	5,297,124
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	64,700	4,331,665

		43,992,913

Financial — 26.9%
Banks — 8.7%
Bank of America Corp.	906,496	16,217,213
PNC Financial Services Group, Inc.	71,199	6,495,485
State Street Corp.	24,193	1,899,150
SunTrust Banks, Inc.	70,772	2,965,347
Wells Fargo & Co.	147,540	8,088,143

		35,665,338

Diversified Financial — 9.9%
Ally Financial, Inc. (b)	168,800	3,987,056
American Express Co.	61,399	5,712,563

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ameriprise Financial, Inc.	13,600	$1,798,600
Citigroup, Inc.	251,326	13,599,250
Enova International, Inc. (b)	38,255	851,556
JP Morgan Chase & Co.	236,258	14,785,026

		40,734,051

Diversified Financial Services — 1.0%
Voya Financial, Inc.	95,947	4,066,234

Insurance — 7.3%
American International Group, Inc.	87,300	4,889,673
CNO Financial Group, Inc.	1,097,800	18,904,116
Loews Corp.	104,918	4,408,654
XL Group PLC	49,466	1,700,147

		29,902,590

		110,368,213

Industrial — 13.0%
Aerospace & Defense — 4.1%
General Dynamics Corp.	32,620	4,489,164
Northrop Grumman Corp.	59,200	8,725,488
Raytheon Co.	32,081	3,470,202

		16,684,854

Building Materials — 0.7%
CRH PLC Sponsored ADR (Ireland) (a)	127,475	3,060,674

Electronics — 0.6%
TE Connectivity Ltd.	41,700	2,637,525

Engineering & Construction — 2.5%
Fluor Corp.	37,200	2,255,436
KBR, Inc.	470,700	7,978,365

		10,233,801

Hand & Machine Tools — 0.8%
Stanley Black & Decker, Inc.	36,099	3,468,392

Machinery – Diversified — 0.3%
Flowserve Corp.	17,000	1,017,110

Manufacturing — 2.8%
General Electric Co.	69,984	1,768,496
Honeywell International, Inc.	33,675	3,364,806
Illinois Tool Works, Inc.	67,613	6,402,951

		11,536,253

Transportation — 1.2%
American ExpressNorfolk Southern Corp.	21,985	2,409,776
FedEx Corp.	13,600	2,361,776

		4,771,552

		53,410,161

	Number of Shares	Value
Technology — 8.1%
Computers — 1.0%
Hewlett-Packard Co.	105,800	$4,245,754

Semiconductors — 0.7%
Intel Corp.	72,497	2,630,916

Software — 6.4%
CA, Inc.	416,500	12,682,425
Microsoft Corp.	263,356	12,232,886
Oracle Corp.	31,300	1,407,561

		26,322,872

		33,199,542

Utilities — 4.1%
Electric — 4.1%
American Electric Power Co., Inc.	22,900	1,390,488
Entergy Corp.	91,073	7,967,066
Exelon Corp.	164,900	6,114,492
NextEra Energy, Inc.	13,200	1,403,028

		16,875,074

TOTAL COMMON STOCK (Cost $357,881,833)		403,681,711

TOTAL EQUITIES (Cost $357,881,833)		403,681,711

MUTUAL FUNDS — 3.1%
Diversified Financial — 3.1%
State Street Navigator Securities Lending Prime Portfolio (c)	12,678,133	12,678,133

TOTAL MUTUAL FUNDS (Cost $12,678,133)		12,678,133

TOTAL LONG-TERM INVESTMENTS (Cost $370,559,966)		416,359,844

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$4,846,288	4,846,288

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	$52,686	$52,686

TOTAL SHORT-TERM INVESTMENTS (Cost $4,898,974)		4,898,974

TOTAL INVESTMENTS — 102.6% (Cost $375,458,940) (e)		421,258,818

Other Assets/(Liabilities) — (2.6)%		(10,535,382)

NET ASSETS — 100.0%		$410,723,436

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $12,417,798 or 3.02% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,846,291. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $4,946,403.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	88.9%
United Kingdom	6.6%
Cayman Islands	1.8%
Canada	1.5%
Ireland	1.5%
Switzerland	0.6%
Germany	0.5%

Total Long-Term Investments	101.4%
Short-Term Investments and Other Assets and Liabilities	(1.4)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Basic Materials — 3.0%
Chemicals — 2.4%
Air Products & Chemicals, Inc.	36,147	$5,213,482
Airgas, Inc.	13,041	1,502,062
CF Industries Holdings, Inc.	9,324	2,541,163
The Dow Chemical Co.	209,405	9,550,962
E.I. du Pont de Nemours & Co.	171,656	12,692,245
Eastman Chemical Co.	27,748	2,104,963
Ecolab, Inc.	51,107	5,341,704
FMC Corp.	25,229	1,438,810
International Flavors & Fragrances, Inc.	15,122	1,532,766
LyondellBasell Industries NV Class A	78,618	6,241,483
Monsanto Co.	91,622	10,946,080
The Mosaic Co.	59,186	2,701,841
PPG Industries, Inc.	26,060	6,023,769
Praxair, Inc.	54,952	7,119,581
The Sherwin-Williams Co.	15,505	4,078,435
Sigma-Aldrich Corp.	22,386	3,072,926

		82,102,272

Forest Products & Paper — 0.2%
International Paper Co.	79,410	4,254,788
MeadWestvaco Corp.	32,299	1,433,753

		5,688,541

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	21,142	735,107
Nucor Corp.	60,719	2,978,267

		3,713,374

Mining — 0.3%
Alcoa, Inc.	224,478	3,544,508
Freeport-McMoRan, Inc.	195,034	4,555,994
Newmont Mining Corp.	93,256	1,762,538
Vulcan Materials Co.	24,835	1,632,405

		11,495,445

		102,999,632

Communications — 12.3%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	80,634	1,674,768
Omnicom Group, Inc.	47,048	3,644,809

		5,319,577

Internet — 4.5%
Akamai Technologies, Inc. (a)	33,831	2,130,000
Amazon.com, Inc. (a)	71,751	22,267,923
eBay, Inc. (a)	213,730	11,994,528
Expedia, Inc.	18,943	1,616,975

	Number of Shares	Value
F5 Networks, Inc. (a)	13,881	$1,810,985
Facebook, Inc. Class A (a)	395,134	30,828,355
Google, Inc. Class A (a)	53,840	28,570,734
Google, Inc. Class C (a)	53,836	28,339,270
Netflix, Inc. (a)	11,353	3,878,298
The Priceline Group, Inc. (a)	9,902	11,290,359
Symantec Corp.	131,986	3,386,101
TripAdvisor, Inc. (a)	21,637	1,615,418
VeriSign, Inc. (a)	21,170	1,206,690
Yahoo!, Inc. (a)	166,493	8,409,561

		157,345,197

Media — 3.6%
Cablevision Systems Corp. Class A	43,018	887,892
CBS Corp. Class B	89,783	4,968,591
Comcast Corp. Class A	486,625	28,229,116
DIRECTV (a)	95,272	8,260,082
Discovery Communications, Inc. Series A (a)	27,899	961,121
Discovery Communications, Inc. Series C (a)	51,396	1,733,073
Gannett Co., Inc.	42,524	1,357,791
The McGraw Hill Financial, Inc.	50,891	4,528,281
News Corp. Class A (a)	92,897	1,457,554
Nielsen NV	61,246	2,739,534
Scripps Networks Interactive Class A	19,330	1,454,969
Time Warner Cable, Inc.	52,989	8,057,507
Time Warner, Inc.	158,411	13,531,468
Twenty-First Century Fox Class A	350,344	13,454,961
Viacom, Inc. Class B	69,837	5,255,234
The Walt Disney Co.	294,704	27,758,170

		124,635,344

Telecommunications — 4.0%
AT&T, Inc.	980,774	32,944,199
CenturyLink, Inc.	108,055	4,276,817
Cisco Systems, Inc.	965,991	26,869,040
Corning, Inc.	242,720	5,565,570
Frontier Communications Corp.	191,904	1,280,000
Harris Corp.	20,309	1,458,592
Juniper Networks, Inc.	72,075	1,608,714
Level 3 Communications, Inc. (a)	52,239	2,579,562
Motorola Solutions, Inc.	40,044	2,686,151
QUALCOMM, Inc.	314,062	23,344,228
Verizon Communications, Inc.	784,694	36,707,985
Windstream Corp.	110,629	911,583

		140,232,441

		427,532,559

Consumer, Cyclical — 10.0%
Airlines — 0.4%
Delta Air Lines, Inc.	157,559	7,750,327

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Southwest Airlines Co.	129,471	$5,479,213

		13,229,540

Apparel — 0.6%
Nike, Inc. Class B	131,735	12,666,320
Ralph Lauren Corp.	11,264	2,085,642
Under Armour, Inc. Class A (a)	31,827	2,161,053
VF Corp.	64,763	4,850,749

		21,763,764

Auto Manufacturers — 0.7%
Ford Motor Co.	729,486	11,307,033
General Motors Co.	255,849	8,931,688
Paccar, Inc.	66,769	4,540,960

		24,779,681

Automotive & Parts — 0.4%
BorgWarner, Inc.	42,924	2,358,674
Delphi Automotive PLC	56,316	4,095,299
The Goodyear Tire & Rubber Co.	52,640	1,503,925
Johnson Controls, Inc.	126,481	6,114,092

		14,071,990

Distribution & Wholesale — 0.3%
Fastenal Co.	51,514	2,450,006
Fossil Group, Inc. (a)	8,525	944,058
Genuine Parts Co.	28,680	3,056,428
W.W. Grainger, Inc.	11,616	2,960,802

		9,411,294

Home Builders — 0.1%
D.R. Horton, Inc.	63,812	1,613,806
Lennar Corp. Class A	33,238	1,489,395
PulteGroup, Inc.	61,403	1,317,708

		4,420,909

Home Furnishing — 0.1%
Harman International Industries, Inc.	12,869	1,373,251
Whirlpool Corp.	14,573	2,823,373

		4,196,624

Housewares — 0.1%
Newell Rubbermaid, Inc.	50,817	1,935,620

Leisure Time — 0.3%
Carnival Corp.	84,696	3,839,270
Harley-Davidson, Inc.	40,230	2,651,559
Royal Caribbean Cruises Ltd.	31,360	2,585,005

		9,075,834

Lodging — 0.3%
Marriott International, Inc. Class A	39,676	3,095,918
Starwood Hotels & Resorts Worldwide, Inc.	33,585	2,722,736
Wyndham Worldwide Corp.	23,212	1,990,661
Wynn Resorts Ltd.	15,176	2,257,582

		10,066,897

	Number of Shares	Value
Retail — 6.5%
AutoNation, Inc. (a)	14,776	$892,618
AutoZone, Inc. (a)	6,077	3,762,331
Bed Bath & Beyond, Inc. (a)	34,782	2,649,345
Best Buy Co., Inc.	54,597	2,128,191
CarMax, Inc. (a)	40,561	2,700,551
Chipotle Mexican Grill, Inc. (a)	5,877	4,022,865
Coach, Inc.	51,222	1,923,898
Costco Wholesale Corp.	82,452	11,687,571
CVS Health Corp.	216,778	20,877,889
Darden Restaurants, Inc.	25,549	1,497,938
Dollar General Corp. (a)	57,151	4,040,576
Dollar Tree, Inc. (a)	38,920	2,739,190
Family Dollar Stores, Inc.	18,481	1,463,880
GameStop Corp. Class A	21,385	722,813
The Gap, Inc.	49,598	2,088,572
The Home Depot, Inc.	249,132	26,151,386
Kohl’s Corp.	38,553	2,353,275
L Brands, Inc.	46,575	4,031,066
Lowe’s Cos., Inc.	183,915	12,653,352
Macy’s, Inc.	65,212	4,287,689
McDonald’s Corp.	183,865	17,228,151
Michael Kors Holdings Ltd. (a)	39,378	2,957,288
Nordstrom, Inc.	26,333	2,090,577
O’Reilly Automotive, Inc. (a)	19,074	3,674,034
PetSmart, Inc.	18,850	1,532,411
PVH Corp.	15,613	2,001,118
Ross Stores, Inc.	39,359	3,709,979
Staples, Inc.	122,709	2,223,487
Starbucks Corp.	141,675	11,624,434
Target Corp.	120,303	9,132,201
Tiffany & Co.	21,487	2,296,101
The TJX Cos., Inc.	130,243	8,932,065
Tractor Supply Co.	25,419	2,003,526
Urban Outfitters, Inc. (a)	18,826	661,357
Wal-Mart Stores, Inc.	298,487	25,634,064
Walgreens Boots Alliance, Inc.	164,075	12,502,515
Yum! Brands, Inc.	82,637	6,020,105

		226,898,409

Textiles — 0.1%
Cintas Corp.	18,127	1,421,882
Mohawk Industries, Inc. (a)	11,703	1,818,178

		3,240,060

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	21,665	1,191,358
Mattel, Inc.	63,743	1,972,527

		3,163,885

		346,254,507

Consumer, Non-cyclical — 23.6%
Agriculture — 1.6%
Altria Group, Inc.	374,416	18,447,476
Archer-Daniels-Midland Co.	120,941	6,288,932

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lorillard, Inc.	68,517	$4,312,460
Philip Morris International, Inc.	293,930	23,940,599
Reynolds American, Inc.	57,710	3,709,022

		56,698,489

Beverages — 2.2%
Brown-Forman Corp. Class B	29,400	2,582,496
The Coca-Cola Co.	745,375	31,469,733
Coca-Cola Enterprises, Inc.	41,368	1,829,293
Constellation Brands, Inc. Class A (a)	31,341	3,076,746
Dr. Pepper Snapple Group, Inc.	36,424	2,610,872
Keurig Green Mountain, Inc.	22,868	3,027,609
Molson Coors Brewing Co. Class B	30,283	2,256,689
Monster Beverage Corp. (a)	27,026	2,928,267
PepsiCo, Inc.	282,615	26,724,074

		76,505,779

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	37,498	6,938,255
Amgen, Inc.	143,708	22,891,247
Biogen Idec, Inc. (a)	44,578	15,132,002
Celgene Corp. (a)	150,668	16,853,723
Regeneron Pharmaceuticals, Inc. (a)	14,037	5,758,679
Vertex Pharmaceuticals, Inc. (a)	45,794	5,440,327

		73,014,233

Commercial Services — 2.3%
The ADT Corp.	32,198	1,166,534
Alliance Data Systems Corp. (a)	12,018	3,437,749
Automatic Data Processing, Inc.	91,590	7,635,858
Equifax, Inc.	22,755	1,840,197
H&R Block, Inc.	52,574	1,770,692
Iron Mountain, Inc.	34,530	1,334,930
MasterCard, Inc. Class A	185,047	15,943,650
McKesson Corp.	43,917	9,116,291
Moody’s Corp.	34,908	3,344,535
Paychex, Inc.	61,827	2,854,553
Quanta Services, Inc. (a)	41,357	1,174,125
Robert Half International, Inc.	25,208	1,471,643
Total System Services, Inc.	31,981	1,086,075
United Rentals, Inc. (a)	18,897	1,927,683
Visa, Inc. Class A	92,230	24,182,706
Western Union Co.	97,661	1,749,108

		80,036,329

Cosmetics & Personal Care — 1.8%
Avon Products, Inc.	79,975	750,966
Colgate-Palmolive Co.	161,559	11,178,267
The Estee Lauder Cos., Inc. Class A	42,501	3,238,576
The Procter & Gamble Co.	510,788	46,527,679

		61,695,488

Foods — 1.7%
Campbell Soup Co.	34,753	1,529,132
ConAgra Foods, Inc.	79,436	2,881,938

	Number of Shares	Value
General Mills, Inc.	114,611	$6,112,205
The Hershey Co.	28,069	2,917,211
Hormel Foods Corp.	25,331	1,319,745
The J.M. Smucker Co.	19,150	1,933,767
Kellogg Co.	46,992	3,075,156
Kraft Foods Group, Inc.	111,847	7,008,333
The Kroger Co.	93,314	5,991,692
McCormick & Co., Inc.	24,498	1,820,201
Mondelez International, Inc. Class A	317,676	11,539,581
Safeway, Inc.	43,780	1,537,554
Sysco Corp.	111,645	4,431,190
Tyson Foods, Inc. Class A	55,772	2,235,899
Whole Foods Market, Inc.	67,623	3,409,552

		57,743,156

Health Care – Products — 3.4%
Baxter International, Inc.	102,051	7,479,318
Becton, Dickinson & Co.	36,141	5,029,382
Boston Scientific Corp. (a)	249,610	3,307,332
C.R. Bard, Inc.	14,177	2,362,172
CareFusion Corp. (a)	38,130	2,262,634
Covidien PLC	85,907	8,786,568
Edwards Lifesciences Corp. (a)	19,996	2,547,090
Intuitive Surgical, Inc. (a)	6,818	3,606,313
Johnson & Johnson	528,961	55,313,452
Medtronic, Inc.	186,076	13,434,687
St. Jude Medical, Inc.	54,143	3,520,919
Stryker Corp.	56,278	5,308,704
Varian Medical Systems, Inc. (a)	18,825	1,628,551
Zimmer Holdings, Inc.	32,176	3,649,402

		118,236,524

Health Care – Services — 1.7%
Aetna, Inc.	66,169	5,877,792
Anthem, Inc.	50,900	6,396,603
Cigna Corp.	49,598	5,104,130
DaVita HealthCare Partners, Inc. (a)	32,202	2,438,980
Humana, Inc.	29,234	4,198,879
Laboratory Corporation of America Holdings (a)	16,127	1,740,103
Quest Diagnostics, Inc.	27,877	1,869,432
Tenet Healthcare Corp. (a)	19,373	981,630
Thermo Fisher Scientific, Inc.	75,717	9,486,583
UnitedHealth Group, Inc.	181,272	18,324,787
Universal Health Services, Inc. Class B	17,140	1,906,996

		58,325,915

Household Products — 0.3%
Avery Dennison Corp.	17,830	925,020
The Clorox Co.	24,448	2,547,726
Kimberly-Clark Corp.	70,668	8,164,981

		11,637,727

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 6.5%
Abbott Laboratories	284,796	$12,821,516
AbbVie, Inc.	301,122	19,705,424
Actavis PLC (a)	50,113	12,899,587
Allergan, Inc.	56,290	11,966,691
AmerisourceBergen Corp.	39,120	3,527,059
Bristol-Myers Squibb Co.	313,399	18,499,943
Cardinal Health, Inc.	62,411	5,038,440
DENTSPLY International, Inc.	26,387	1,405,635
Eli Lilly & Co.	185,303	12,784,054
Express Scripts Holding Co. (a)	138,596	11,734,923
Gilead Sciences, Inc. (a)	285,140	26,877,296
Hospira, Inc. (a)	32,403	1,984,684
Mallinckrodt PLC (a)	22,066	2,185,196
Mead Johnson Nutrition Co.	37,840	3,804,434
Merck & Co., Inc.	538,668	30,590,956
Mylan, Inc. (a)	70,960	4,000,015
Patterson Cos., Inc.	16,597	798,316
Perrigo Co. PLC	26,564	4,440,438
Pfizer, Inc.	1,189,685	37,058,688
Zoetis, Inc.	94,819	4,080,062

		226,203,357

		820,096,997

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	60,984	1,367,261

Energy — 8.4%
Coal — 0.0%
CONSOL Energy, Inc.	44,178	1,493,658

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	14,093	628,477

Oil & Gas — 6.4%
Anadarko Petroleum Corp.	96,056	7,924,620
Apache Corp.	71,911	4,506,662
Cabot Oil & Gas Corp.	78,667	2,329,330
Chesapeake Energy Corp.	98,827	1,934,044
Chevron Corp.	357,350	40,087,523
Cimarex Energy Co.	16,273	1,724,938
ConocoPhillips	232,857	16,081,104
Denbury Resources, Inc.	64,812	526,922
Devon Energy Corp.	73,319	4,487,856
Diamond Offshore Drilling, Inc.	12,691	465,887
Ensco PLC Class A	44,395	1,329,630
EOG Resources, Inc.	103,834	9,559,996
EQT Corp.	28,227	2,136,784
Exxon Mobil Corp.	800,317	73,989,307
Helmerich & Payne, Inc.	20,175	1,360,199
Hess Corp.	48,226	3,560,043
Marathon Oil Corp.	126,251	3,571,641
Marathon Petroleum Corp.	53,361	4,816,364
Murphy Oil Corp.	31,486	1,590,673
Nabors Industries Ltd.	55,855	724,998

	Number of Shares	Value
Newfield Exploration Co. (a)	26,040	$706,205
Noble Corp. PLC	47,084	780,182
Noble Energy, Inc.	67,433	3,198,347
Occidental Petroleum Corp.	146,866	11,838,868
Phillips 66	104,136	7,466,551
Pioneer Natural Resources Co.	28,249	4,204,864
QEP Resources, Inc.	30,805	622,877
Range Resources Corp.	31,613	1,689,715
Southwestern Energy Co. (a)	65,858	1,797,265
Tesoro Corp.	23,592	1,754,065
Valero Energy Corp.	98,333	4,867,483

		221,634,943

Oil & Gas Services — 1.2%
Baker Hughes, Inc.	81,553	4,572,677
Cameron International Corp. (a)	37,911	1,893,654
FMC Technologies, Inc. (a)	44,481	2,083,490
Halliburton Co.	159,265	6,263,892
National Oilwell Varco, Inc.	81,718	5,354,981
Schlumberger Ltd.	243,063	20,760,011
Transocean Ltd.	65,120	1,193,650

		42,122,355

Pipelines — 0.8%
Kinder Morgan, Inc.	321,482	13,601,903
ONEOK, Inc.	39,044	1,944,001
Spectra Energy Corp.	126,156	4,579,463
The Williams Cos., Inc.	126,529	5,686,213

		25,811,580

		291,691,013

Financial — 16.2%
Banks — 4.6%
Bank of America Corp.	1,986,491	35,538,324
Bank of New York Mellon Corp.	212,554	8,623,316
BB&T Corp.	136,067	5,291,646
Capital One Financial Corp.	105,555	8,713,565
Comerica, Inc.	34,188	1,601,366
Fifth Third Bancorp	154,788	3,153,805
Huntington Bancshares, Inc.	154,619	1,626,592
KeyCorp	163,670	2,275,013
M&T Bank Corp.	25,024	3,143,515
Northern Trust Corp.	40,406	2,723,364
PNC Financial Services Group, Inc.	99,368	9,065,343
Regions Financial Corp.	263,713	2,784,809
State Street Corp.	78,716	6,179,206
SunTrust Banks, Inc.	98,000	4,106,200
U.S. Bancorp	338,702	15,224,655
Wells Fargo & Co.	891,588	48,876,854
Zions Bancorp	38,119	1,086,773

		160,014,346

Diversified Financial — 4.9%
Affiliated Managers Group, Inc. (a)	10,565	2,242,316
American Express Co.	168,191	15,648,491

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Ameriprise Financial, Inc.	35,164	$4,650,439
BlackRock, Inc.	24,079	8,609,687
The Charles Schwab Corp.	218,519	6,597,089
Citigroup, Inc.	572,286	30,966,395
CME Group, Inc.	60,107	5,328,485
Discover Financial Services	85,769	5,617,012
E*TRADE Financial Corp. (a)	52,993	1,285,345
Franklin Resources, Inc.	73,851	4,089,130
The Goldman Sachs Group, Inc.	76,517	14,831,290
IntercontinentalExchange, Inc.	21,429	4,699,165
Invesco Ltd.	80,700	3,189,264
JP Morgan Chase & Co.	707,068	44,248,315
Legg Mason, Inc.	19,616	1,046,906
Morgan Stanley	288,081	11,177,543
The NASDAQ OMX Group, Inc.	22,333	1,071,091
Navient Corp.	77,919	1,683,830
T. Rowe Price Group, Inc.	49,141	4,219,246

		171,201,039

Insurance — 4.2%
ACE Ltd.	62,620	7,193,786
Aflac, Inc.	85,265	5,208,839
The Allstate Corp.	79,248	5,567,172
American International Group, Inc.	264,447	14,811,677
Aon PLC	53,847	5,106,311
Assurant, Inc.	12,904	883,021
Berkshire Hathaway, Inc. Class B (a)	344,425	51,715,414
The Chubb Corp.	44,632	4,618,073
Cincinnati Financial Corp.	27,302	1,415,063
Genworth Financial, Inc. Class A (a)	95,418	811,053
The Hartford Financial Services Group, Inc.	81,493	3,397,443
Lincoln National Corp.	49,511	2,855,299
Loews Corp.	57,366	2,410,519
Marsh & McLennan Cos., Inc.	101,986	5,837,679
MetLife, Inc.	214,797	11,618,370
Principal Financial Group, Inc.	51,161	2,657,302
The Progressive Corp.	100,240	2,705,478
Prudential Financial, Inc.	87,033	7,873,005
Torchmark Corp.	24,502	1,327,273
The Travelers Cos., Inc.	62,627	6,629,068
Unum Group	48,613	1,695,621
XL Group PLC	47,828	1,643,848

		147,981,314

Real Estate — 0.1%
CBRE Group, Inc. (a)	51,940	1,778,945

Real Estate Investment Trusts (REITS) — 2.3%
American Tower Corp.	75,235	7,436,980
Apartment Investment & Management Co. Class A	28,628	1,063,530
AvalonBay Communities, Inc.	24,730	4,040,635
Boston Properties, Inc.	28,846	3,712,192

	Number of Shares	Value
Crown Castle International Corp.	63,428	$4,991,784
Equity Residential	68,095	4,891,945
Essex Property Trust, Inc.	12,303	2,541,800
General Growth Properties, Inc.	118,461	3,332,308
HCP, Inc.	86,194	3,795,122
Health Care REIT, Inc.	61,555	4,657,867
Host Hotels & Resorts, Inc.	142,394	3,384,705
Kimco Realty Corp.	76,657	1,927,157
The Macerich Co.	26,844	2,239,058
Plum Creek Timber Co., Inc.	32,917	1,408,518
Prologis, Inc.	94,127	4,050,285
Public Storage	27,803	5,139,384
Simon Property Group, Inc.	58,540	10,660,719
Ventas, Inc.	55,808	4,001,434
Vornado Realty Trust	32,892	3,871,717
Weyerhaeuser Co.	99,143	3,558,242

		80,705,382

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	87,616	886,674
People’s United Financial, Inc.	59,290	900,022

		1,786,696

		563,467,722

Industrial — 9.9%
Aerospace & Defense — 2.0%
The Boeing Co.	125,267	16,282,205
General Dynamics Corp.	59,589	8,200,638
L-3 Communications Holdings, Inc.	15,953	2,013,428
Lockheed Martin Corp.	50,669	9,757,329
Northrop Grumman Corp.	38,055	5,608,927
Raytheon Co.	58,361	6,312,909
Rockwell Collins, Inc.	25,021	2,113,774
United Technologies Corp.	160,505	18,458,075

		68,747,285

Building Materials — 0.1%
Martin Marietta Materials, Inc.	11,712	1,292,068
Masco Corp.	68,253	1,719,975

		3,012,043

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	46,068	2,424,559
Emerson Electric Co.	130,455	8,052,987

		10,477,546

Electronics — 0.6%
Agilent Technologies, Inc.	63,958	2,618,441
Allegion PLC	18,214	1,010,148
Amphenol Corp. Class A	59,142	3,182,431
FLIR Systems, Inc.	27,308	882,321
Garmin Ltd.	22,936	1,211,709
PerkinElmer, Inc.	20,918	914,744
TE Connectivity Ltd.	76,263	4,823,635
Tyco International PLC	78,684	3,451,080

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Waters Corp. (a)	15,769	$1,777,482

		19,871,991

Engineering & Construction — 0.1%
Fluor Corp.	29,537	1,790,828
Jacobs Engineering Group, Inc. (a)	25,466	1,138,076

		2,928,904

Environmental Controls — 0.2%
Republic Services, Inc.	47,442	1,909,541
Stericycle, Inc. (a)	16,020	2,099,902
Waste Management, Inc.	80,314	4,121,714

		8,131,157

Hand & Machine Tools — 0.1%
Snap-on, Inc.	10,768	1,472,416
Stanley Black & Decker, Inc.	29,874	2,870,294

		4,342,710

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	114,508	10,480,917
Ingersoll-Rand PLC	50,480	3,199,927
Joy Global, Inc.	17,964	835,686

		14,516,530

Machinery – Diversified — 0.6%
Cummins, Inc.	32,381	4,668,369
Deere & Co.	67,963	6,012,687
Flowserve Corp.	25,566	1,529,614
Rockwell Automation, Inc.	25,726	2,860,731
Roper Industries, Inc.	19,056	2,979,405
Xylem, Inc.	33,601	1,279,190

		19,329,996

Manufacturing — 3.4%
3M Co.	121,137	19,905,232
Danaher Corp.	115,505	9,899,934
Dover Corp.	31,007	2,223,822
Eaton Corp. PLC	90,087	6,122,312
General Electric Co.	1,897,578	47,951,796
Honeywell International, Inc.	148,124	14,800,550
Illinois Tool Works, Inc.	68,037	6,443,104
Leggett & Platt, Inc.	26,468	1,127,801
Pall Corp.	20,265	2,051,021
Parker Hannifin Corp.	27,849	3,591,129
Pentair PLC	35,372	2,349,408
Textron, Inc.	52,586	2,214,396

		118,680,505

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	27,075	6,521,826

Packaging & Containers — 0.1%
Ball Corp.	25,349	1,728,042
Owens-Illinois, Inc. (a)	30,272	817,041
Sealed Air Corp.	39,765	1,687,229

		4,232,312

	Number of Shares	Value
Transportation — 1.8%
American ExpressNorfolk Southern Corp.	58,403	$6,401,553
C.H. Robinson Worldwide, Inc.	27,569	2,064,642
CSX Corp.	187,291	6,785,553
Expeditors International of Washington, Inc.	36,056	1,608,458
FedEx Corp.	49,968	8,677,443
Kansas City Southern	20,565	2,509,547
Ryder System, Inc.	10,256	952,270
Union Pacific Corp.	168,044	20,019,082
United Parcel Service, Inc. Class B	131,627	14,632,973

		63,651,521

		344,444,326

Technology — 12.6%
Computers — 6.1%
Accenture PLC Class A	118,915	10,620,299
Apple, Inc.	1,108,341	122,338,680
Cognizant Technology Solutions Corp. Class A (a)	115,362	6,074,963
Computer Sciences Corp.	26,573	1,675,428
EMC Corp.	384,909	11,447,194
Hewlett-Packard Co.	351,841	14,119,379
International Business Machines Corp.	173,973	27,912,228
NetApp, Inc.	58,103	2,408,369
SanDisk Corp.	41,732	4,088,901
Seagate Technology PLC	62,122	4,131,113
Teradata Corp. (a)	28,519	1,245,710
Western Digital Corp.	41,315	4,573,570

		210,635,834

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	37,154	905,443
Xerox Corp.	200,653	2,781,051

		3,686,494

Semiconductors — 2.4%
Altera Corp.	57,182	2,112,303
Analog Devices, Inc.	58,581	3,252,417
Applied Materials, Inc.	230,492	5,743,861
Avago Technologies Ltd.	47,721	4,800,255
Broadcom Corp. Class A	101,085	4,380,013
Intel Corp.	913,710	33,158,536
KLA-Tencor Corp.	30,636	2,154,324
Lam Research Corp.	29,868	2,369,727
Linear Technology Corp.	45,055	2,054,508
Microchip Technology, Inc.	37,612	1,696,677
Micron Technology, Inc. (a)	203,554	7,126,426
NVIDIA Corp.	96,800	1,940,840
Texas Instruments, Inc.	200,566	10,723,261
Xilinx, Inc.	50,625	2,191,556

		83,704,704

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 4.0%
Adobe Systems, Inc. (a)	89,789	$6,527,660
Autodesk, Inc. (a)	42,776	2,569,127
CA, Inc.	61,159	1,862,292
Cerner Corp. (a)	57,131	3,694,090
Citrix Systems, Inc. (a)	29,983	1,912,915
The Dun & Bradstreet Corp.	6,448	779,950
Electronic Arts, Inc. (a)	58,906	2,769,466
Fidelity National Information Services, Inc.	53,470	3,325,834
Fiserv, Inc. (a)	45,633	3,238,574
Intuit, Inc.	53,786	4,958,531
Microsoft Corp.	1,557,948	72,366,685
Oracle Corp.	611,383	27,493,893
Red Hat, Inc. (a)	35,026	2,421,698
Salesforce.com, Inc. (a)	110,972	6,581,749

		140,502,464

		438,529,496

Utilities — 3.2%
Electric — 3.0%
The AES Corp.	125,190	1,723,866
Ameren Corp.	46,573	2,148,413
American Electric Power Co., Inc.	91,904	5,580,411
CenterPoint Energy, Inc.	79,407	1,860,506
CMS Energy Corp.	51,159	1,777,775
Consolidated Edison, Inc.	54,725	3,612,397
Dominion Resources, Inc.	110,418	8,491,144
DTE Energy Co.	33,749	2,914,901
Duke Energy Corp.	133,773	11,175,397
Edison International	61,821	4,048,039
Entergy Corp.	34,378	3,007,388
Exelon Corp.	163,125	6,048,675
FirstEnergy Corp.	79,293	3,091,634
Integrys Energy Group, Inc.	14,674	1,142,371
NextEra Energy, Inc.	82,683	8,788,376
Northeast Utilities	60,276	3,225,972
NRG Energy, Inc.	63,001	1,697,877
Pepco Holdings, Inc.	46,455	1,251,033
PG&E Corp.	89,818	4,781,910
Pinnacle West Capital Corp.	21,453	1,465,455
PPL Corp.	124,891	4,537,290
Public Service Enterprise Group, Inc.	94,974	3,932,873
SCANA Corp.	27,446	1,657,738
The Southern Co.	169,439	8,321,149
TECO Energy, Inc.	44,883	919,653
Wisconsin Energy Corp.	42,708	2,252,420
Xcel Energy, Inc.	96,471	3,465,238

		102,919,901

Gas — 0.2%
AGL Resources, Inc.	22,809	1,243,318
NiSource, Inc.	60,105	2,549,654

	Number of Shares	Value
Sempra Energy	43,860	$4,884,250

		8,677,222

		111,597,123

TOTAL COMMON STOCK (Cost $2,023,127,252)		3,447,980,636

TOTAL EQUITIES (Cost $2,023,127,252)		3,447,980,636

TOTAL LONG-TERM INVESTMENTS (Cost $2,023,127,252)		3,447,980,636

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$45,604,605	45,604,605

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/02/15	2,466,104	2,466,104

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.000% 4/30/15	6,490,000	6,489,044

TOTAL SHORT-TERM INVESTMENTS (Cost $54,559,691)		54,559,753

TOTAL INVESTMENTS — 100.9% (Cost $2,077,686,943) (d)		3,502,540,389

Other Assets/(Liabilities) — (0.9)%		(30,343,604)

NET ASSETS — 100.0%		$3,472,196,785

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $45,604,630. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity dates ranging from 8/15/29 – 1/01/32, and an aggregate market value, including accrued interest, of $46,518,262.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 91.4%

COMMON STOCK — 91.4%
Basic Materials — 4.7%
Mining — 4.7%
Glencore PLC ADR	5,089,000	$46,971,470

Communications — 4.7%
Internet — 4.7%
Amazon.com, Inc. (a)	150,000	46,552,500

Consumer, Cyclical — 22.7%
Apparel — 5.0%
Ralph Lauren Corp.	271,500	50,270,940

Auto Manufacturers — 6.1%
General Motors Co.	1,738,000	60,673,580

Entertainment — 0.2%
Penn National Gaming, Inc. (a)	158,059	2,170,150

Lodging — 2.6%
Starwood Hotels & Resorts Worldwide, Inc.	320,000	25,942,400

Retail — 8.8%
CarMax, Inc. (a)	435,000	28,962,300
Family Dollar Stores, Inc.	271,007	21,466,465
Tiffany & Co.	350,000	37,401,000

		87,829,765

		226,886,835

Consumer, Non-cyclical — 4.1%
Commercial Services — 4.1%
Visa, Inc. Class A	154,000	40,378,800

Energy — 3.7%
Oil & Gas Services — 3.7%
National Oilwell Varco, Inc.	560,000	36,696,800

Financial — 34.8%
Banks — 6.6%
Wells Fargo & Co.	1,194,800	65,498,936

Diversified Financial — 14.0%
BlackRock, Inc.	125,000	44,695,000
Franklin Resources, Inc.	846,000	46,843,020
JP Morgan Chase & Co.	779,000	48,749,820

		140,287,840

Insurance — 10.3%
American International Group, Inc.	1,030,000	57,690,300
Aon PLC	473,000	44,854,590

		102,544,890

Real Estate — 3.9%
CBRE Group, Inc. (a)	1,140,000	39,045,000

		347,376,666

Technology — 16.7%
Computers — 6.2%
Apple, Inc.	560,000	61,812,800

	Number of Shares	Value
Semiconductors — 10.5%
Applied Materials, Inc.	1,418,000	$35,336,560
Intel Corp.	1,918,000	69,604,220

		104,940,780

		166,753,580

TOTAL COMMON STOCK (Cost $630,806,261)		911,616,651

TOTAL EQUITIES (Cost $630,806,261)		911,616,651

TOTAL LONG-TERM INVESTMENTS (Cost $630,806,261)		911,616,651

	Principal Amount
SHORT-TERM INVESTMENTS — 8.8%
Repurchase Agreement — 8.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$87,981,354	87,981,354

TOTAL SHORT-TERM INVESTMENTS (Cost $87,981,354)		87,981,354

TOTAL INVESTMENTS — 100.2% (Cost $718,787,615) (c)		999,598,005

Other Assets/(Liabilities) — (0.2)%		(1,625,486)

NET ASSETS — 100.0%		$997,972,519

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $87,981,403. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.500%, maturity dates ranging from 11/15/28 – 8/15/29, and an aggregate market value, including accrued interest, of $89,742,344.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	82.2%
United Kingdom	9.2%

Total Long-Term Investments	91.4%
Short-Term Investments and Other Assets and Liabilities	8.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 100.6%

COMMON STOCK — 100.6%
Basic Materials — 1.3%
Chemicals — 1.3%
The Sherwin-Williams Co.	7,597	$1,998,314

Communications — 18.8%
Internet — 9.0%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	11,000	1,143,340
Expedia, Inc.	9,147	780,788
F5 Networks, Inc. (a)	17,039	2,222,993
Facebook, Inc. Class A (a)	35,386	2,760,816
Google, Inc. Class A (a)	787	417,629
Google, Inc. Class C (a)	7,084	3,729,018
IAC/InterActiveCorp	3,487	211,975
The Priceline Group, Inc. (a)	1,177	1,342,027
Yahoo!, Inc. (a)	15,143	764,873

		13,373,459

Media — 2.9%
Comcast Corp. Class A	40,968	2,376,554
DIRECTV (a)	10,896	944,683
Discovery Communications, Inc. Series A (a)	10,017	345,086
Discovery Communications, Inc. Series C (a)	1,600	53,952
Scripps Networks Interactive Class A	8,161	614,278

		4,334,553

Telecommunications — 6.9%
Cisco Systems, Inc.	112,237	3,121,872
QUALCOMM, Inc.	41,895	3,114,055
Verizon Communications, Inc.	83,445	3,903,557

		10,139,484

		27,847,496

Consumer, Cyclical — 10.9%
Home Builders — 0.8%
PulteGroup, Inc.	54,146	1,161,973

Lodging — 1.4%
Wyndham Worldwide Corp.	17,120	1,468,211
Wynn Resorts Ltd.	4,735	704,379

		2,172,590

Retail — 8.7%
Advance Auto Parts, Inc.	4,514	718,990
Chipotle Mexican Grill, Inc. (a)	911	623,589
Costco Wholesale Corp.	11,110	1,574,842
CVS Health Corp.	19,876	1,914,258
The Home Depot, Inc.	31,082	3,262,678
Lowe’s Cos., Inc.	24,068	1,655,878
O’Reilly Automotive, Inc. (a)	8,769	1,689,085

	Number of Shares	Value
The TJX Cos., Inc.	21,375	$1,465,897

		12,905,217

		16,239,780

Consumer, Non-cyclical — 25.6%
Agriculture — 0.8%
Philip Morris International, Inc.	14,798	1,205,297

Beverages — 2.1%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	12,281	1,379,402
Keurig Green Mountain, Inc.	3,009	398,377
Monster Beverage Corp. (a)	11,978	1,297,816

		3,075,595

Biotechnology — 5.2%
Amgen, Inc.	15,385	2,450,677
Biogen Idec, Inc. (a)	3,143	1,066,891
Celgene Corp. (a)	20,232	2,263,151
Vertex Pharmaceuticals, Inc. (a)	16,487	1,958,656

		7,739,375

Commercial Services — 3.0%
Alliance Data Systems Corp. (a)	2,323	664,494
Paychex, Inc.	28,414	1,311,874
Visa, Inc. Class A	9,049	2,372,648

		4,349,016

Foods — 1.1%
Mondelez International, Inc. Class A	44,153	1,603,858

Health Care – Products — 5.2%
Becton, Dickinson & Co.	9,749	1,356,671
C.R. Bard, Inc.	10,224	1,703,523
Johnson & Johnson	18,063	1,888,848
Medtronic, Inc.	22,726	1,640,817
Zimmer Holdings, Inc.	10,202	1,157,111

		7,746,970

Health Care – Services — 1.7%
Aetna, Inc.	21,759	1,932,852
HCA Holdings, Inc. (a)	8,459	620,806

		2,553,658

Pharmaceuticals — 6.5%
AstraZeneca PLC Sponsored ADR (United Kingdom)	12,658	890,870
Bristol-Myers Squibb Co.	25,831	1,524,804
Eli Lilly & Co.	30,942	2,134,688
Gilead Sciences, Inc. (a)	31,726	2,990,493
Merck & Co., Inc.	27,706	1,573,424
Salix Pharmaceuticals Ltd. (a)	4,928	566,424

		9,680,703

		37,954,472

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 2.5%
Oil & Gas — 1.6%
Apache Corp.	10,345	$648,321
Cabot Oil & Gas Corp.	29,042	859,934
Devon Energy Corp.	14,276	873,834

		2,382,089

Oil & Gas Services — 0.9%
Baker Hughes, Inc.	12,966	727,004
National Oilwell Varco, Inc.	8,495	556,677

		1,283,681

		3,665,770

Financial — 4.5%
Banks — 1.3%
Bank of America Corp.	80,073	1,432,506
Itau Unibanco Holding SA Sponsored ADR (Brazil)	39,368	512,178

		1,944,684

Diversified Financial — 2.7%
American Express Co.	24,462	2,275,945
IntercontinentalExchange, Inc.	3,349	734,402
JP Morgan Chase & Co.	4,261	266,653
Waddell & Reed Financial, Inc. Class A	13,982	696,583

		3,973,583

Real Estate Investment Trusts (REITS) — 0.5%
Public Storage	4,096	757,146

		6,675,413

Industrial — 6.8%
Aerospace & Defense — 1.0%
The Boeing Co.	10,950	1,423,281

Electronics — 0.3%
Agilent Technologies, Inc.	11,885	486,572

Machinery – Diversified — 0.4%
Rockwell Automation, Inc.	5,077	564,562

Manufacturing — 3.6%
3M Co.	6,291	1,033,737
Danaher Corp.	14,521	1,244,595
Honeywell International, Inc.	21,005	2,098,820
Illinois Tool Works, Inc.	10,742	1,017,267

		5,394,419

Transportation — 1.5%
United Parcel Service, Inc. Class B	19,744	2,194,941

		10,063,775

Technology — 30.2%
Computers — 10.9%
Apple, Inc.	96,710	10,674,850
Brocade Communications Systems, Inc.	38,775	459,096

	Number of Shares	Value
NetApp, Inc.	44,762	$1,855,385
SanDisk Corp.	15,269	1,496,056
Western Digital Corp.	14,673	1,624,301

		16,109,688

Internet — 1.1%
Check Point Software Technologies Ltd. (a)	20,653	1,622,706

Semiconductors — 7.9%
Altera Corp.	75,052	2,772,421
Broadcom Corp. Class A	36,361	1,575,522
Intel Corp.	27,695	1,005,052
KLA-Tencor Corp.	11,743	825,768
Linear Technology Corp.	26,822	1,223,083
Marvell Technology Group Ltd.	19,940	289,130
Maxim Integrated Products, Inc.	44,507	1,418,438
Microchip Technology, Inc. (b)	21,566	972,842
Skyworks Solutions, Inc.	11,876	863,504
Xilinx, Inc.	19,503	844,285

		11,790,045

Software — 10.3%
Activision Blizzard, Inc.	40,103	808,076
Intuit, Inc.	17,833	1,644,024
Microsoft Corp.	155,900	7,241,555
Oracle Corp.	123,755	5,565,262

		15,258,917

		44,781,356

TOTAL COMMON STOCK (Cost $121,368,650)		149,226,376

TOTAL EQUITIES (Cost $121,368,650)		149,226,376

MUTUAL FUNDS — 0.2%
Diversified Financial — 0.2%
State Street Navigator Securities Lending Prime Portfolio (c)	230,140	230,140

TOTAL MUTUAL FUNDS (Cost $230,140)		230,140

TOTAL LONG-TERM INVESTMENTS (Cost $121,598,790)		149,456,516

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$185,223	$185,223

TOTAL SHORT-TERM INVESTMENTS (Cost $185,223)		185,223

TOTAL INVESTMENTS — 100.9% (Cost $121,784,013) (e)		149,641,739

Other Assets/(Liabilities) — (0.9)%		(1,330,941)

NET ASSETS — 100.0%		$148,310,798

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $224,467 or 0.15% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $185,223. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $190,134.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 100.2%

COMMON STOCK — 100.2%
Basic Materials — 3.9%
Chemicals — 3.9%
Ashland, Inc.	16,500	$1,976,040
Ecolab, Inc.	148,300	15,500,316
PPG Industries, Inc.	17,300	3,998,895
Praxair, Inc.	38,800	5,026,928
The Sherwin-Williams Co.	108,900	28,645,056

		55,147,235

Communications — 22.3%
Internet — 21.4%
Akamai Technologies, Inc. (a)	33,700	2,121,752
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	155,558	16,168,699
Amazon.com, Inc. (a)	178,800	55,490,580
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	153,200	34,925,004
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	66,100	3,007,550
Facebook, Inc. Class A (a)	448,221	34,970,202
Google, Inc. Class A (a)	60,600	32,157,996
Google, Inc. Class C (a)	66,500	35,005,600
LinkedIn Corp. Class A (a)	43,600	10,015,356
NAVER Corp.	3,485	2,251,381
Netflix, Inc. (a)	29,800	10,179,978
The Priceline Group, Inc. (a)	37,300	42,529,833
Tencent Holdings Ltd.	872,100	12,513,184
Twitter, Inc. (a)	48,400	1,736,108
Vipshop Holdings Ltd. (a)	419,000	8,187,260

		301,260,483

Media — 0.7%
Discovery Communications, Inc. Series C (a)	11,800	397,896
Time Warner, Inc.	11,800	1,007,956
Twenty-First Century Fox Class A	13,400	514,627
The Walt Disney Co.	75,400	7,101,926

		9,022,405

Telecommunications — 0.2%
Softbank Corp.	55,600	3,308,880

		313,591,768

Consumer, Cyclical — 18.1%
Airlines — 1.8%
American Airlines Group, Inc.	458,300	24,578,629
Delta Air Lines, Inc.	8,100	398,439

		24,977,068

Apparel — 0.6%
Nike, Inc. Class B	65,200	6,268,980

	Number of Shares	Value
Ralph Lauren Corp.	1,200	$222,192
VF Corp.	19,600	1,468,040

		7,959,212

Auto Manufacturers — 0.4%
Tesla Motors, Inc. (a)	26,600	5,916,106

Automotive & Parts — 0.1%
Delphi Automotive PLC	26,900	1,956,168

Distribution & Wholesale — 0.0%
Fossil Group, Inc. (a)	4,000	442,960

Leisure Time — 0.4%
Carnival Corp.	33,800	1,532,154
Harley-Davidson, Inc.	4,400	290,004
Norwegian Cruise Line Holdings Ltd. (a)	37,900	1,772,204
Polaris Industries, Inc.	3,700	559,588
Royal Caribbean Cruises Ltd.	12,200	1,005,646

		5,159,596

Lodging — 3.2%
Hilton Worldwide Holdings, Inc. (a)	221,555	5,780,370
Las Vegas Sands Corp.	111,500	6,484,840
Marriott International, Inc. Class A	30,290	2,363,529
MGM Resorts International (a)	316,100	6,758,218
Starwood Hotels & Resorts Worldwide, Inc.	9,400	762,058
Wynn Macau Ltd.	1,003,200	2,803,188
Wynn Resorts Ltd.	133,200	19,814,832

		44,767,035

Retail — 11.6%
AutoZone, Inc. (a)	5,100	3,157,461
CarMax, Inc. (a)	49,700	3,309,026
Chipotle Mexican Grill, Inc. (a)	25,300	17,318,103
Costco Wholesale Corp.	65,200	9,242,100
CVS Health Corp.	126,100	12,144,691
Hanesbrands, Inc.	79,800	8,907,276
The Home Depot, Inc.	149,400	15,682,518
L Brands, Inc.	83,200	7,200,960
Lowe’s Cos., Inc.	326,000	22,428,800
Michael Kors Holdings Ltd. (a)	18,600	1,396,860
O’Reilly Automotive, Inc. (a)	86,000	16,565,320
PVH Corp.	2,800	358,876
Ross Stores, Inc.	89,000	8,389,140
Starbucks Corp.	258,500	21,209,925
Tiffany & Co.	18,000	1,923,480
Tractor Supply Co.	105,800	8,339,156
Walgreens Boots Alliance, Inc.	77,500	5,905,500

		163,479,192

		254,657,337

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 28.9%
Beverages — 0.2%
Constellation Brands, Inc. Class A (a)	18,800	$1,845,596
Keurig Green Mountain, Inc.	3,400	450,143
Monster Beverage Corp. (a)	4,600	498,410
PepsiCo, Inc.	1,700	160,752

		2,954,901

Biotechnology — 8.0%
Alexion Pharmaceuticals, Inc. (a)	160,100	29,623,303
Biogen Idec, Inc. (a)	109,600	37,203,720
Celgene Corp. (a)	273,600	30,604,896
Regeneron Pharmaceuticals, Inc. (a)	21,800	8,943,450
Vertex Pharmaceuticals, Inc. (a)	51,500	6,118,200

		112,493,569

Commercial Services — 8.1%
MasterCard, Inc. Class A	422,600	36,411,216
McKesson Corp.	194,000	40,270,520
Visa, Inc. Class A	144,100	37,783,020

		114,464,756

Cosmetics & Personal Care — 0.4%
The Estee Lauder Cos., Inc. Class A	70,500	5,372,100

Health Care – Products — 2.0%
Becton, Dickinson & Co.	51,600	7,180,656
The Cooper Cos., Inc.	5,100	826,659
Covidien PLC	54,600	5,584,488
Intuitive Surgical, Inc. (a)	18,600	9,838,284
Stryker Corp.	47,500	4,480,675

		27,910,762

Health Care – Services — 1.8%
Anthem, Inc.	1,100	138,237
Thermo Fisher Scientific, Inc.	156,400	19,595,356
UnitedHealth Group, Inc.	50,800	5,135,372

		24,868,965

Pharmaceuticals — 8.4%
AbbVie, Inc.	2,100	137,424
Actavis PLC (a)	51,100	13,153,651
Allergan, Inc.	126,780	26,952,160
AmerisourceBergen Corp.	58,500	5,274,360
Cardinal Health, Inc.	94,000	7,588,620
Eli Lilly & Co.	41,100	2,835,489
Gilead Sciences, Inc. (a)	437,600	41,248,176
Perrigo Co. PLC	6,200	1,036,392
Pharmacyclics, Inc. (a)	63,800	7,800,188
Shire PLC Sponsored ADR (United Kingdom)	1,300	276,302
Valeant Pharmaceuticals International, Inc. (a)	89,500	12,808,345

		119,111,107

		407,176,160

	Number of Shares	Value
Energy — 2.5%
Oil & Gas — 2.5%
Cimarex Energy Co.	11,000	$1,166,000
Concho Resources, Inc. (a)	57,300	5,715,675
Continental Resources, Inc. (a)	14,200	544,712
EOG Resources, Inc.	900	82,863
EQT Corp.	122,400	9,265,680
Pioneer Natural Resources Co.	86,600	12,890,410
Range Resources Corp.	91,453	4,888,163

		34,553,503

Oil & Gas Services — 0.0%
Schlumberger Ltd.	1,800	153,738

		34,707,241

Financial — 7.7%
Banks — 0.9%
Northern Trust Corp.	20,600	1,388,440
State Street Corp.	134,700	10,573,950

		11,962,390

Diversified Financial — 4.6%
American Express Co.	83,400	7,759,536
Ameriprise Financial, Inc.	73,400	9,707,150
Citigroup, Inc.	7,800	422,058
Intercontinental Exchange, Inc.	34,900	7,653,221
Invesco Ltd.	257,300	10,168,496
Morgan Stanley	416,400	16,156,320
TD Ameritrade Holding Corp.	366,000	13,095,480

		64,962,261

Insurance — 0.3%
Marsh & McLennan Cos., Inc.	75,500	4,321,620

Real Estate Investment Trusts (REITS) — 1.9%
American Tower Corp.	276,300	27,312,255

		108,558,526

Industrial — 12.0%
Aerospace & Defense — 1.4%
The Boeing Co.	152,600	19,834,948

Machinery – Diversified — 1.4%
Flowserve Corp.	30,800	1,842,764
Roper Industries, Inc.	60,800	9,506,080
Wabtec Corp.	102,300	8,888,847

		20,237,691

Manufacturing — 3.3%
3M Co.	16,100	2,645,552
Danaher Corp.	431,600	36,992,436
Honeywell International, Inc.	40,000	3,996,800
Pall Corp.	27,200	2,752,912

		46,387,700

Metal Fabricate & Hardware — 1.7%
Precision Castparts Corp.	101,900	24,545,672

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 4.2%
Canadian Pacific Railway Ltd.	25,300	$4,875,057
FedEx Corp.	68,400	11,878,344
J.B. Hunt Transport Services, Inc.	43,300	3,648,025
Kansas City Southern	91,000	11,104,730
Union Pacific Corp.	110,900	13,211,517
United Continental Holdings, Inc. (a)	206,900	13,839,541

		58,557,214

		169,563,225

Technology — 4.8%
Computers — 1.8%
Apple, Inc.	186,500	20,585,870
Cognizant Technology Solutions Corp. Class A (a)	29,400	1,548,204
IHS, Inc. Class A (a)	23,800	2,710,344

		24,844,418

Software — 3.0%
Autodesk, Inc. (a)	17,600	1,057,056
Electronic Arts, Inc. (a)	76,400	3,591,946
Fiserv, Inc. (a)	125,900	8,935,123
Intuit, Inc.	1,200	110,628
Microsoft Corp.	51,800	2,406,110
Red Hat, Inc. (a)	125,790	8,697,121
Salesforce.com, Inc. (a)	287,000	17,021,970
VMware, Inc. Class A (a)	11,100	915,972

		42,735,926

		67,580,344

TOTAL COMMON STOCK (Cost $983,041,220)		1,410,981,836

TOTAL EQUITIES (Cost $983,041,220)		1,410,981,836

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,087	1,087

TOTAL MUTUAL FUNDS (Cost $1,087)		1,087

TOTAL LONG-TERM INVESTMENTS (Cost $983,042,307)		1,410,982,923

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$3,538,031	$3,538,031

TOTAL SHORT-TERM INVESTMENTS (Cost $3,538,031)		3,538,031

TOTAL INVESTMENTS — 100.4% (Cost $986,580,338) (c)		1,414,520,954

Other Assets/(Liabilities) — (0.4)%		(5,726,652)

NET ASSETS — 100.0%		$1,408,794,302

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,538,033. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $3,609,662.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	90.3%
Cayman Islands	5.5%
Ireland	1.4%
Canada	1.3%
Bermuda	0.8%
Japan	0.2%
Republic of Korea	0.2%
United Kingdom	0.2%
Panama	0.1%
British Virgin Islands	0.1%
Liberia	0.1%
Netherlands Antilles	0.0%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 1.6%
Chemicals — 1.6%
Monsanto Co.	146,000	$17,442,620

Communications — 32.2%
Internet — 27.1%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	228,000	23,698,320
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	205,600	46,870,632
eBay, Inc. (a)	434,775	24,399,573
Equinix, Inc.	92,335	20,935,115
Facebook, Inc. Class A (a)	390,000	30,427,800
Google, Inc. Class A (a)	52,825	28,032,114
Google, Inc. Class C (a)	45,050	23,714,320
Liberty Interactive Corp. Class A (a)	733,350	21,575,157
LinkedIn Corp. Class A (a)	112,000	25,727,520
The Priceline Group, Inc. (a)	35,450	40,420,444
Yelp, Inc. (a)	82,375	4,508,384

		290,309,379

Media — 2.6%
Discovery Communications, Inc. Series A (a)	69,049	2,378,738
Discovery Communications, Inc. Series C (a)	338,968	11,430,001
Twenty-First Century Fox Class A	365,000	14,017,825

		27,826,564

Telecommunications — 2.5%
QUALCOMM, Inc.	349,050	25,944,887

		344,080,830

Consumer, Cyclical — 10.7%
Apparel — 2.6%
Nike, Inc. Class B	292,875	28,159,931

Lodging — 1.3%
Las Vegas Sands Corp.	227,000	13,202,320

Retail — 6.8%
Chipotle Mexican Grill, Inc. (a)	29,700	20,329,947
L Brands, Inc.	213,775	18,502,226
Sally Beauty Holdings, Inc. (a)	246,925	7,590,475
Walgreens Boots Alliance, Inc.	344,775	26,271,855

		72,694,503

		114,056,754

Consumer, Non-cyclical — 24.4%
Biotechnology — 8.3%
Alexion Pharmaceuticals, Inc. (a)	80,000	14,802,400
Biogen Idec, Inc. (a)	57,000	19,348,650

	Number of Shares	Value
Celgene Corp. (a)	259,675	$29,047,245
Regeneron Pharmaceuticals, Inc. (a)	61,000	25,025,250

		88,223,545

Commercial Services — 8.8%
MasterCard, Inc. Class A	288,150	24,827,004
Visa, Inc. Class A	265,350	69,574,770

		94,401,774

Foods — 1.2%
Whole Foods Market, Inc.	259,000	13,058,780

Pharmaceuticals — 6.1%
Allergan, Inc.	142,200	30,230,298
BioMarin Pharmaceutical, Inc. (a)	136,000	12,294,400
Novo Nordisk A/S Sponsored ADR (Denmark)	300,100	12,700,232
Perrigo Co. PLC	60,675	10,142,433

		65,367,363

		261,051,462

Energy — 8.6%
Oil & Gas — 2.8%
EOG Resources, Inc.	229,350	21,116,254
Southwestern Energy Co. (a)	334,000	9,114,860

		30,231,114

Oil & Gas Services — 3.5%
FMC Technologies, Inc. (a)	212,000	9,930,080
National Oilwell Varco, Inc.	165,000	10,812,450
Schlumberger Ltd.	194,000	16,569,540

		37,312,070

Pipelines — 2.3%
Kinder Morgan, Inc.	263,575	11,151,858
The Williams Cos., Inc.	298,975	13,435,937

		24,587,795

		92,130,979

Financial — 5.1%
Diversified Financial — 3.0%
The Charles Schwab Corp.	451,000	13,615,690
IntercontinentalExchange, Inc.	67,550	14,813,040
LendingClub Corp. (a)	151,000	3,820,300

		32,249,030

Real Estate Investment Trusts (REITS) — 2.1%
Crown Castle International Corp.	288,650	22,716,755

		54,965,785

Technology — 16.0%
Semiconductors — 2.4%
ARM Holdings PLC Sponsored ADR (United Kingdom)	294,000	13,612,200
ASML Holding NV	114,000	12,292,620

		25,904,820

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 13.6%
Adobe Systems, Inc. (a)	370,775	$26,955,343
Athenahealth, Inc. (a) (b)	73,000	10,636,100
Cerner Corp. (a)	214,000	13,837,240
Electronic Arts, Inc. (a)	238,475	11,211,902
Intuit, Inc.	173,375	15,983,441
Microsoft Corp.	518,575	24,087,809
Salesforce.com, Inc. (a)	503,000	29,832,930
Splunk, Inc. (a)	222,000	13,086,900

		145,631,665

		171,536,485

TOTAL COMMON STOCK (Cost $729,578,611)		1,055,264,915

TOTAL EQUITIES (Cost $729,578,611)		1,055,264,915

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
State Street Navigator Securities Lending Prime Portfolio (c)	10,750,163	10,750,163

TOTAL MUTUAL FUNDS (Cost $10,750,163)		10,750,163

TOTAL LONG-TERM INVESTMENTS (Cost $740,328,774)		1,066,015,078

	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$19,903,134	19,903,134

TOTAL SHORT-TERM INVESTMENTS (Cost $19,903,134)		19,903,134

TOTAL INVESTMENTS — 101.4% (Cost $760,231,908) (e)		1,085,918,212

Other Assets/(Liabilities) — (1.4)%		(15,437,682)

NET ASSETS — 100.0%		$1,070,480,530

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $10,529,739 or 0.98% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $19,903,145. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $20,303,986.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	87.0%
Cayman Islands	6.6%
Netherlands Antilles	1.5%
United Kingdom	1.3%
Denmark	1.2%
Netherlands	1.1%
Ireland	0.9%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 6.1%
Chemicals — 2.4%
Celanese Corp. Series A	20,975	$1,257,661
Eastman Chemical Co.	18,574	1,409,024
Huntsman Corp.	52,100	1,186,838

		3,853,523

Forest Products & Paper — 1.6%
International Paper Co.	24,992	1,339,071
Rock-Tenn Co. Class A	21,470	1,309,241

		2,648,312

Iron & Steel — 1.0%
Reliance Steel & Aluminum Co.	9,142	560,130
United States Steel Corp.	38,050	1,017,457

		1,577,587

Mining — 1.1%
Alcoa, Inc.	115,250	1,819,797

		9,899,219

Communications — 3.9%
Internet — 0.4%
F5 Networks, Inc. (a)	4,850	632,755

Media — 1.1%
Gannett Co., Inc.	32,000	1,021,760
Starz Class A (a)	28,225	838,283

		1,860,043

Telecommunications — 2.4%
Amdocs Ltd.	29,398	1,371,564
ARRIS Group, Inc. (a)	21,850	659,651
Level 3 Communications, Inc. (a)	37,150	1,834,467

		3,865,682

		6,358,480

Consumer, Cyclical — 11.7%
Airlines — 0.8%
American Airlines Group, Inc.	17,755	952,200
Delta Air Lines, Inc.	6,835	336,214

		1,288,414

Apparel — 0.6%
Deckers Outdoor Corp. (a)	11,525	1,049,236

Automotive & Parts — 3.2%
Allison Transmission Holdings, Inc.	74,100	2,511,990
Lear Corp.	15,350	1,505,528
Magna International, Inc. Class A	10,205	1,109,181

		5,126,699

Home Furnishing — 1.1%
Whirlpool Corp.	9,438	1,828,518

	Number of Shares	Value
Leisure Time — 1.2%
Harley-Davidson, Inc.	15,560	$1,025,560
Royal Caribbean Cruises Ltd.	11,200	923,216

		1,948,776

Retail — 4.8%
American Eagle Outfitters, Inc.	89,400	1,240,872
Bed Bath & Beyond, Inc. (a)	7,375	561,754
Bloomin’ Brands, Inc. (a)	27,275	675,329
Foot Locker, Inc.	25,480	1,431,466
The Gap, Inc.	34,594	1,456,753
Hanesbrands, Inc.	7,240	808,129
Macy’s, Inc.	18,154	1,193,626
Ross Stores, Inc.	4,815	453,862

		7,821,791

		19,063,434

Consumer, Non-cyclical — 17.8%
Beverages — 1.4%
Molson Coors Brewing Co. Class B	29,570	2,203,556

Commercial Services — 2.7%
AerCap Holdings NV (a)	26,120	1,013,979
Booz Allen Hamilton Holding Corp.	22,725	602,894
CoreLogic, Inc. (a)	15,850	500,702
Donnelley (R.R.) & Sons Co.	45,850	770,509
McKesson Corp.	7,642	1,586,326

		4,474,410

Foods — 3.9%
ConAgra Foods, Inc.	20,922	759,050
Ingredion, Inc.	17,718	1,503,195
The Kroger Co.	14,548	934,127
Pinnacle Foods, Inc.	23,700	836,610
Tyson Foods, Inc. Class A	44,240	1,773,582
Whole Foods Market, Inc.	11,405	575,040

		6,381,604

Health Care – Products — 3.8%
Boston Scientific Corp. (a)	101,725	1,347,856
C.R. Bard, Inc.	4,838	806,108
Halyard Health, Inc. (a)	2,895	131,636
Hologic, Inc. (a)	50,950	1,362,403
Zimmer Holdings, Inc.	22,625	2,566,127

		6,214,130

Health Care – Services — 4.0%
Anthem, Inc.	14,545	1,827,870
Cigna Corp.	7,508	772,648
HCA Holdings, Inc. (a)	27,935	2,050,150
Laboratory Corporation of America Holdings (a)	8,510	918,229
MEDNAX, Inc. (a)	13,590	898,435

		6,467,332

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.8%
Avery Dennison Corp.	26,026	$1,350,229

Pharmaceuticals — 1.2%
Quintiles Transnational Holdings, Inc. (a)	15,585	917,489
VCA Antech, Inc. (a)	20,590	1,004,174

		1,921,663

		29,012,924

Energy — 5.0%
Oil & Gas — 5.0%
Chesapeake Energy Corp.	24,778	484,906
Devon Energy Corp.	18,410	1,126,876
Encana Corp.	58,290	808,482
Helmerich & Payne, Inc.	7,808	526,415
Marathon Petroleum Corp.	7,908	713,776
Murphy Oil Corp.	15,484	782,252
Newfield Exploration Co. (a)	34,600	938,352
PBF Energy, Inc. Class A	37,000	985,680
Precision Drilling Corp.	179,925	1,090,346
Whiting Petroleum Corp. (a)	21,515	709,995

		8,167,080

		8,167,080

Financial — 28.3%
Banks — 5.2%
BB&T Corp.	37,234	1,448,030
Fifth Third Bancorp	65,496	1,334,481
PNC Financial Services Group, Inc.	16,416	1,497,632
SunTrust Banks, Inc.	42,555	1,783,055
Webster Financial Corp.	72,250	2,350,292

		8,413,490

Diversified Financial — 7.8%
Ameriprise Financial, Inc.	11,746	1,553,409
CIT Group, Inc.	27,005	1,291,649
Discover Financial Services	27,959	1,831,035
Invesco Ltd.	38,025	1,502,748
Lazard Ltd. Class A	13,845	692,665
The NASDAQ OMX Group, Inc.	30,900	1,481,964
Navient Corp.	39,057	844,022
Raymond James Financial, Inc.	40,630	2,327,693
Synchrony Financial (a)	37,175	1,105,956

		12,631,141

Diversified Financial Services — 0.8%
Voya Financial, Inc.	29,950	1,269,281

Insurance — 6.1%
Allied World Assurance Co. Holdings Ltd.	22,800	864,576
The Allstate Corp.	22,990	1,615,048
The Hartford Financial Services Group, Inc.	73,422	3,060,963

	Number of Shares	Value
Lincoln National Corp.	27,135	$1,564,875
Reinsurance Group of America, Inc.	8,108	710,423
Unum Group	22,386	780,824
Validus Holdings Ltd.	17,150	712,754
XL Group PLC	20,640	709,397

		10,018,860

Real Estate — 1.4%
CBRE Group, Inc. (a)	65,125	2,230,531

Real Estate Investment Trusts (REITS) — 7.0%
BioMed Realty Trust, Inc.	87,925	1,893,904
CBL & Associates Properties, Inc.	81,447	1,581,701
Digital Realty Trust, Inc.	11,900	788,970
DuPont Fabros Technology, Inc.	45,575	1,514,913
Hospitality Properties Trust	43,974	1,363,194
Liberty Property Trust	74,166	2,790,866
Sunstone Hotel Investors, Inc.	91,615	1,512,564

		11,446,112

		46,009,415

Industrial — 8.2%
Aerospace & Defense — 1.0%
L-3 Communications Holdings, Inc.	12,546	1,583,431

Electronics — 0.8%
Avnet, Inc.	31,596	1,359,260

Environmental Controls — 0.9%
Republic Services, Inc.	37,202	1,497,380

Hand & Machine Tools — 0.6%
Stanley Black & Decker, Inc.	10,830	1,040,546

Manufacturing — 2.1%
ITT Corp.	26,980	1,091,611
Parker Hannifin Corp.	5,944	766,479
Trinity Industries, Inc.	52,850	1,480,328

		3,338,418

Packaging & Containers — 0.3%
Crown Holdings, Inc. (a)	8,165	415,599

Transportation — 1.6%
Con-way, Inc.	18,670	918,191
CSX Corp.	46,346	1,679,115

		2,597,306

Trucking & Leasing — 0.9%
GATX Corp.	25,880	1,489,135

		13,321,075

Technology — 9.6%
Computers — 1.3%
NetApp, Inc.	16,450	681,853
Western Digital Corp.	12,195	1,349,986

		2,031,839

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 0.9%
Check Point Software Technologies Ltd. (a)	18,635	$1,464,152

Office Equipment/Supplies — 1.3%
Pitney Bowes, Inc.	26,625	648,851
Xerox Corp.	110,348	1,529,423

		2,178,274

Semiconductors — 3.9%
Broadcom Corp. Class A	36,105	1,564,430
Integrated Device Technology, Inc. (a)	28,200	552,720
KLA-Tencor Corp.	18,952	1,332,705
Lam Research Corp.	6,640	526,818
Micron Technology, Inc. (a)	32,650	1,143,076
NXP Semiconductor NV (a)	6,840	522,576
Skyworks Solutions, Inc.	9,850	716,193

		6,358,518

Software — 2.2%
Activision Blizzard, Inc.	34,500	695,175
CA, Inc.	39,506	1,202,958
Electronic Arts, Inc. (a)	24,340	1,144,345
TiVo, Inc. (a)	50,600	599,104

		3,641,582

		15,674,365

Utilities — 8.0%
Electric — 6.0%
The AES Corp.	45,842	631,244
Ameren Corp.	34,765	1,603,709
DTE Energy Co.	10,705	924,591
Dynegy, Inc. (a)	27,550	836,142
Exelon Corp.	35,125	1,302,435
NRG Energy, Inc.	38,325	1,032,859
Portland General Electric Co.	11,450	433,154
PPL Corp.	38,438	1,396,453
SCANA Corp.	27,324	1,650,370

		9,810,957

Gas — 2.0%
AGL Resources, Inc.	26,992	1,471,334
Atmos Energy Corp.	31,765	1,770,581

		3,241,915

		13,052,872

TOTAL COMMON STOCK (Cost $142,123,712)		160,558,864

TOTAL EQUITIES (Cost $142,123,712)		160,558,864

TOTAL LONG-TERM INVESTMENTS (Cost $142,123,712)		160,558,864

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$1,872,815	$1,872,815

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	3,362	3,362

TOTAL SHORT-TERM INVESTMENTS (Cost $1,876,177)		1,876,177

TOTAL INVESTMENTS — 99.8% (Cost $143,999,889) (c)		162,435,041

Other Assets/(Liabilities) — 0.2%		401,620

NET ASSETS — 100.0%		$162,836,661

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $1,872,816. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity dates ranging from 3/20/28 – 4/01/28, and an aggregate market value, including accrued interest, of $1,914,625.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 95.8%

COMMON STOCK — 95.8%
Basic Materials — 3.6%
Chemicals — 2.5%
Innospec, Inc.	18,810	$803,187
PolyOne Corp.	57,519	2,180,545
Sensient Technologies Corp.	21,340	1,287,656

		4,271,388

Forest Products & Paper — 0.7%
Deltic Timber Corp.	18,070	1,235,988

Mining — 0.4%
Luxfer Holdings PLC	41,230	615,564

		6,122,940

Communications — 0.8%
Media — 0.8%
John Wiley & Sons, Inc. Class A	24,448	1,448,300

Consumer, Cyclical — 21.0%
Apparel — 0.5%
Ascena Retail Group, Inc. (a)	75,260	945,266

Auto Manufacturers — 1.1%
Oshkosh Corp.	40,453	1,968,038

Automotive & Parts — 1.8%
American Axle & Manufacturing Holdings, Inc. (a)	134,979	3,049,176

Distribution & Wholesale — 1.9%
ScanSource, Inc. (a)	37,570	1,508,811
United Stationers, Inc.	39,300	1,656,888

		3,165,699

Home Furnishing — 3.2%
Tempur Sealy International, Inc. (a)	44,354	2,435,478
Whirlpool Corp.	15,353	2,974,490

		5,409,968

Leisure Time — 1.5%
Brunswick Corp.	50,686	2,598,164

Office Furnishings — 1.3%
Herman Miller, Inc.	45,592	1,341,773
Steelcase, Inc. Class A	44,840	804,878

		2,146,651

Retail — 7.2%
Advance Auto Parts, Inc.	14,800	2,357,344
Casey’s General Stores, Inc.	13,240	1,195,837
The Cato Corp. Class A	38,080	1,606,214
CST Brands, Inc.	34,450	1,502,365
Fred’s, Inc. Class A	68,810	1,197,982
The Men’s Wearhouse, Inc.	41,806	1,845,735
Stage Stores, Inc.	57,250	1,185,075

	Number of Shares	Value
Vitamin Shoppe, Inc. (a)	28,302	$1,374,911

		12,265,463

Storage & Warehousing — 1.4%
Mobile Mini, Inc.	57,071	2,311,946

Textiles — 1.1%
G&K Services, Inc. Class A	26,470	1,875,400

		35,735,771

Consumer, Non-cyclical — 14.0%
Beverages — 0.4%
C&C Group PLC	173,392	759,464

Biotechnology — 1.2%
Charles River Laboratories International, Inc. (a)	32,670	2,079,119

Commercial Services — 2.4%
Corrections Corporation of America	26,578	965,845
Forrester Research, Inc.	29,260	1,151,674
FTI Consulting, Inc. (a)	26,950	1,041,078
MAXIMUS, Inc.	17,050	935,022

		4,093,619

Foods — 1.2%
Cranswick PLC	44,632	959,884
Post Holdings, Inc. (a)	26,300	1,101,707

		2,061,591

Health Care – Products — 3.6%
Haemonetics Corp. (a)	85,965	3,216,810
ICU Medical, Inc. (a)	21,770	1,782,963
Steris Corp.	18,040	1,169,894

		6,169,667

Health Care – Services — 2.3%
AmSurg Corp. (a)	18,950	1,037,134
HealthSouth Corp.	51,688	1,987,920
ICON PLC (a)	15,910	811,251

		3,836,305

Household Products — 2.3%
Acco Brands Corp. (a)	130,630	1,176,976
Helen of Troy Ltd. (a)	18,160	1,181,490
The Scotts Miracle-Gro Co. Class A	24,717	1,540,363

		3,898,829

Pharmaceuticals — 0.6%
Phibro Animal Health Corp. Class A	29,480	930,094

		23,828,688

Energy — 2.2%
Oil & Gas — 1.6%
Diamondback Energy, Inc. (a)	16,660	995,935
Linn Co LLC	44,528	461,755
RSP Permian, Inc. (a)	48,228	1,212,452

		2,670,142

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 0.6%
SEACOR Holdings, Inc. (a)	15,120	$1,116,007

		3,786,149

Financial — 16.2%
Banks — 8.2%
City National Corp.	30,979	2,503,413
First Midwest Bancorp, Inc.	68,090	1,165,020
Hancock Holding Co.	20,170	619,219
Hanmi Financial Corp.	50,184	1,094,513
International Bancshares Corp.	48,660	1,291,436
MB Financial, Inc.	35,260	1,158,644
Northwest Bancshares, Inc.	76,620	960,049
Prosperity Bancshares, Inc.	35,158	1,946,347
Texas Capital Bancshares, Inc. (a)	35,236	1,914,372
Webster Financial Corp.	41,220	1,340,886

		13,993,899

Insurance — 4.2%
Alleghany Corp. (a)	3,188	1,477,638
Assured Guaranty Ltd.	26,210	681,198
Platinum Underwriters Holdings Ltd.	10,600	778,252
Primerica, Inc.	28,920	1,569,199
Reinsurance Group of America, Inc.	17,190	1,506,188
White Mountains Insurance Group Ltd.	1,700	1,071,187

		7,083,662

Investment Companies — 0.9%
Ares Capital Corp.	48,760	760,900
Solar Capital Ltd.	43,090	776,051

		1,536,951

Real Estate Investment Trusts (REITS) — 2.6%
DiamondRock Hospitality Co.	53,154	790,400
Education Realty Trust, Inc.	26,133	956,206
Kite Realty Group Trust	30,375	872,978
Mid-America Apartment Communities, Inc.	12,620	942,462
Summit Hotel Properties, Inc.	70,860	881,498

		4,443,544

Savings & Loans — 0.3%
First Niagara Financial Group, Inc.	71,610	603,672

		27,661,728

Industrial — 25.6%
Aerospace & Defense — 1.1%
Cubic Corp.	36,370	1,914,517

Building Materials — 3.5%
Comfort Systems USA, Inc.	73,313	1,255,119
Gibraltar Industries, Inc. (a)	58,628	953,291
Simpson Manufacturing Co., Inc.	37,209	1,287,431
Trex Co., Inc. (a)	59,021	2,513,114

		6,008,955

	Number of Shares	Value
Electrical Components & Equipment — 2.5%
Belden, Inc.	34,260	$2,700,030
Littelfuse, Inc.	15,361	1,484,948

		4,184,978

Electronics — 4.9%
Coherent, Inc. (a)	14,260	865,867
Faro Technologies, Inc. (a)	22,293	1,397,326
II-VI, Inc. (a)	125,528	1,713,457
Park Electrochemical Corp.	38,970	971,522
Plexus Corp. (a)	34,682	1,429,245
Vishay Intertechnology, Inc.	139,497	1,973,883

		8,351,300

Engineering & Construction — 0.2%
Aegion Corp. (a)	16,800	312,648

Environmental Controls — 0.3%
Clean Harbors, Inc. (a)	12,000	576,600

Machinery – Construction & Mining — 1.1%
Terex Corp.	69,122	1,927,121

Machinery – Diversified — 1.1%
Albany International Corp. Class A	40,090	1,523,019
Zebra Technologies Corp. Class A (a)	3,650	282,547

		1,805,566

Manufacturing — 4.4%
AptarGroup, Inc.	9,950	665,058
Barnes Group, Inc.	55,390	2,049,984
Carlisle Cos., Inc.	18,390	1,659,513
ESCO Technologies, Inc.	24,910	919,179
Koppers Holdings, Inc.	30,290	786,934
Matthews International Corp. Class A	28,740	1,398,776

		7,479,444

Metal Fabricate & Hardware — 1.0%
Mueller Industries, Inc.	52,220	1,782,791

Packaging & Containers — 0.7%
Greif, Inc. Class A	24,230	1,144,383

Transportation — 4.1%
Dorian LPG Ltd. (a)	57,210	794,647
Era Group, Inc. (a)	35,190	744,268
Forward Air Corp.	40,353	2,032,581
Heartland Express, Inc.	39,815	1,075,403
Scorpio Tankers, Inc.	149,940	1,302,979
UTI Worldwide, Inc. (a)	81,270	980,929

		6,930,807

Trucking & Leasing — 0.7%
GATX Corp.	21,180	1,218,697

		43,637,807

Technology — 9.6%
Computers — 2.0%
Diebold, Inc.	27,740	960,914

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mentor Graphics Corp.	62,580	$1,371,753
Mercury Computer Systems, Inc. (a)	71,087	989,531

		3,322,198

Semiconductors — 6.4%
Brooks Automation, Inc.	162,561	2,072,653
Diodes, Inc. (a)	81,008	2,233,390
Fairchild Semiconductor International, Inc. (a)	145,536	2,456,648
Maxim Integrated Products, Inc.	39,160	1,248,029
Micrel, Inc.	62,994	914,043
Photronics, Inc. (a)	109,928	913,502
Xcerra Corp. (a)	120,030	1,099,475

		10,937,740

Software — 1.2%
Allscripts Healthcare Solutions, Inc. (a)	78,360	1,000,657
MedAssets, Inc. (a)	34,680	685,277
Verint Systems, Inc. (a)	6,170	359,587

		2,045,521

		16,305,459

Utilities — 2.8%
Electric — 0.4%
Westar Energy, Inc.	15,690	647,055

Gas — 2.4%
Atmos Energy Corp.	13,130	731,866
The Laclede Group, Inc.	14,860	790,552
New Jersey Resources Corp.	7,240	443,088
UGI Corp.	32,845	1,247,453
WGL Holdings, Inc.	16,920	924,171

		4,137,130

		4,784,185

TOTAL COMMON STOCK (Cost $117,600,486)		163,311,027

TOTAL EQUITIES (Cost $117,600,486)		163,311,027

TOTAL LONG-TERM INVESTMENTS (Cost $117,600,486)		163,311,027

	Principal Amount
SHORT-TERM INVESTMENTS — 4.4%
Repurchase Agreement — 4.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$7,467,350	7,467,350

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	$18,529	$18,529

TOTAL SHORT-TERM INVESTMENTS (Cost $7,485,879)		7,485,879

TOTAL INVESTMENTS — 100.2% (Cost $125,086,365) (c)		170,796,906

Other Assets/(Liabilities) — (0.2)%		(342,457)

NET ASSETS — 100.0%		$170,454,449

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $7,467,354. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $7,621,464.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 97.2%
Basic Materials — 5.0%
Chemicals — 1.8%
American Vanguard Corp.	49,900	$579,839
Cabot Corp.	10,533	461,977
Innospec, Inc.	78,500	3,351,950
Minerals Technologies, Inc.	31,100	2,159,895
The Valspar Corp.	15,645	1,352,980

		7,906,641

Forest Products & Paper — 1.5%
Clearwater Paper Corp. (a)	28,300	1,939,965
Deltic Timber Corp.	22,500	1,539,000
Potlatch Corp.	45,500	1,905,085
Wausau Paper Corp.	119,900	1,363,263

		6,747,313

Iron & Steel — 0.6%
Allegheny Technologies, Inc.	15,479	538,205
Carpenter Technology Corp.	24,400	1,201,700
Ryerson Holding Corp. (a)	24,600	244,278
Schnitzer Steel Industries, Inc. Class A	25,600	577,536

		2,561,719

Mining — 1.1%
Luxfer Holdings PLC	27,700	413,561
Royal Gold, Inc.	13,400	840,180
Stillwater Mining Co. (a)	216,100	3,185,314
US Silica Holdings, Inc. (b)	25,130	645,589

		5,084,644

		22,300,317

Communications — 3.0%
Internet — 0.9%
New Media Investment Group, Inc.	49,100	1,160,233
Safeguard Scientifics, Inc. (a)	110,700	2,194,074
Sapient Corp. (a)	29,766	740,578

		4,094,885

Media — 0.3%
Saga Communications, Inc. Class A	31,800	1,382,664

Telecommunications — 1.8%
Anixter International, Inc. (a)	14,390	1,272,939
Ciena Corp. (a)	94,615	1,836,477
Ixia (a)	96,200	1,082,250
Premiere Global Services, Inc. (a)	16,480	175,018
SBA Communications Corp. Class A (a)	9,080	1,005,701
Sonus Networks, Inc. (a)	188,700	749,139
ViaSat, Inc. (a) (b)	24,515	1,545,180

		7,666,704

		13,144,253

	Number of Shares	Value
Consumer, Cyclical — 11.4%
Airlines — 0.9%
Alaska Air Group, Inc.	68,600	$4,099,536

Apparel — 0.7%
Crocs, Inc. (a)	36,700	458,383
Deckers Outdoor Corp. (a)	20,910	1,903,646
Skechers U.S.A., Inc. Class A (a)	14,055	776,539

		3,138,568

Automotive & Parts — 0.7%
Dorman Products, Inc. (a)	7,800	376,506
Modine Manufacturing Co. (a)	79,200	1,077,120
Tenneco, Inc. (a)	26,265	1,486,862

		2,940,488

Distribution & Wholesale — 1.2%
Beacon Roofing Supply, Inc. (a)	89,200	2,479,760
Owens & Minor, Inc.	20,800	730,288
Pool Corp.	33,500	2,125,240

		5,335,288

Entertainment — 1.1%
Ascent Media Corp. Series A (a)	13,600	719,848
Carmike Cinemas, Inc. (a)	31,490	827,242
Cinemark Holdings, Inc.	36,340	1,292,977
International Speedway Corp. Class A	3,775	119,479
Lions Gate Entertainment Corp. (b)	57,125	1,829,143
National CineMedia, Inc.	9,000	129,330

		4,918,019

Home Builders — 0.9%
KB Home	67,295	1,113,732
M/I Homes, Inc. (a)	29,300	672,728
Meritage Home Corp. (a)	62,205	2,238,758

		4,025,218

Home Furnishing — 0.7%
Ethan Allen Interiors, Inc.	33,700	1,043,689
La-Z-Boy, Inc.	40,025	1,074,271
Tempur Sealy International, Inc. (a)	20,565	1,129,224

		3,247,184

Leisure Time — 0.5%
Brunswick Corp.	24,900	1,276,374
Interval Leisure Group, Inc.	5,000	104,450
Life Time Fitness, Inc. (a)	15,280	865,154

		2,245,978

Lodging — 0.4%
Belmond Ltd. (a)	154,430	1,910,299

Retail — 3.2%
Cash America International, Inc.	13,051	295,214
Fred’s, Inc. Class A	46,300	806,083
GNC Holdings, Inc. Class A	33,660	1,580,673
Haverty Furniture Cos., Inc.	56,400	1,241,364

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insight Enterprises, Inc. (a)	39,885	$1,032,623
Kate Spade & Co. (a)	26,880	860,429
The Men’s Wearhouse, Inc.	23,780	1,049,887
Pier 1 Imports, Inc.	90,200	1,389,080
Red Robin Gourmet Burgers, Inc. (a)	10,000	769,750
Rite Aid Corp. (a)	279,175	2,099,396
Sportsman’s Warehouse Holdings, Inc. (a)	70,400	515,328
Stein Mart, Inc.	93,700	1,369,894
Vera Bradley, Inc. (a) (b)	47,770	973,552

		13,983,273

Textiles — 1.1%
Culp, Inc.	47,400	1,027,632
G&K Services, Inc. Class A	34,000	2,408,900
UniFirst Corp.	13,380	1,625,001

		5,061,533

		50,905,384

Consumer, Non-cyclical — 12.1%
Agriculture — 0.5%
Alliance One International, Inc. (a)	112,800	178,224
Vector Group Ltd. (b)	87,841	1,871,892

		2,050,116

Biotechnology — 0.1%
Momenta Pharmaceuticals, Inc. (a)	47,900	576,716

Commercial Services — 4.1%
Aaron’s, Inc.	122,000	3,729,540
American Public Education, Inc. (a)	21,500	792,705
Bridgepoint Education, Inc. (a)	79,830	903,675
Electro Rent Corp.	81,700	1,147,068
EVERTEC, Inc.	39,260	868,824
FTI Consulting, Inc. (a)	28,000	1,081,640
Global Payments, Inc.	11,470	925,973
H&E Equipment Services, Inc.	31,440	883,150
Hillenbrand, Inc.	12,550	432,975
Landauer, Inc.	12,600	430,164
McGrath RentCorp	69,200	2,481,512
Navigant Consulting, Inc. (a)	72,600	1,115,862
On Assignment, Inc. (a)	24,400	809,836
PHH Corp. (a) (b)	60,950	1,460,362
Rent-A-Center, Inc.	34,895	1,267,386

		18,330,672

Foods — 0.9%
Pinnacle Foods, Inc.	16,400	578,920
SpartanNash Co.	53,900	1,408,946
United Natural Foods, Inc. (a)	14,205	1,098,402
WhiteWave Foods Co. (a)	31,160	1,090,288

		4,176,556

Health Care – Products — 2.7%
Alere, Inc. (a)	26,840	1,019,920
Atrion Corp.	1,100	374,011

	Number of Shares	Value
Bruker Corp. (a)	58,610	$1,149,928
Cantel Medical Corp.	24,577	1,063,201
Halyard Health, Inc. (a)	39,500	1,796,065
Merit Medical Systems, Inc. (a)	48,181	834,977
Quidel Corp. (a)	39,000	1,127,880
West Pharmaceutical Services, Inc.	59,700	3,178,428
Wright Medical Group, Inc. (a)	62,555	1,680,853

		12,225,263

Health Care – Services — 2.9%
Capital Senior Living Corp. (a)	35,450	883,060
Centene Corp. (a)	10,345	1,074,328
Covance, Inc. (a)	8,855	919,503
Healthways, Inc. (a)	27,300	542,724
The IPC Hospitalist Co. (a)	22,335	1,024,953
Magellan Health, Inc. (a)	29,150	1,749,875
MEDNAX, Inc. (a)	17,694	1,169,750
Molina Healthcare, Inc. (a)	18,273	978,154
National Healthcare Corp.	24,800	1,558,432
Triple-S Management Corp. Class B (a)	34,239	818,655
WellCare Health Plans, Inc. (a)	23,940	1,964,516

		12,683,950

Household Products — 0.4%
CSS Industries, Inc.	33,400	923,176
The Scotts Miracle-Gro Co. Class A	9,870	615,098

		1,538,274

Pharmaceuticals — 0.5%
Impax Laboratories, Inc. (a)	35,475	1,123,848
The Medicines Co. (a)	37,225	1,030,016

		2,153,864

		53,735,411

Diversified — 0.2%
Holding Company – Diversified — 0.2%
National Bank Holdings Corp. Class A	44,100	855,981

Energy — 2.7%
Coal — 0.1%
Cloud Peak Energy, Inc. (a)	67,100	615,978

Oil & Gas — 1.4%
Atwood Oceanics, Inc. (a)	21,100	598,607
Clayton Williams Energy, Inc. (a)	8,700	555,060
Matador Resources Co. (a)	40,000	809,200
Newfield Exploration Co. (a)	75,860	2,057,323
Northern Oil and Gas, Inc. (a)	75,800	428,270
Oasis Petroleum, Inc. (a)	40,600	671,524
PDC Energy, Inc. (a)	16,700	689,209
SandRidge Energy, Inc. (a) (b)	170,780	310,820
Swift Energy Co. (a)	30,693	124,307

		6,244,320

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.2%
CARBO Ceramics, Inc.	13,600	$544,680
Core Laboratories NV	7,255	873,067
Helix Energy Solutions Group, Inc. (a)	104,050	2,257,885
Newpark Resources, Inc. (a)	52,649	502,271
Tesco Corp.	51,400	658,948
TETRA Technologies, Inc. (a)	79,300	529,724

		5,366,575

		12,226,873

Financial — 30.4%
Banks — 10.1%
Ameris Bancorp	22,425	574,977
BBCN Bancorp, Inc.	60,600	871,428
Capital Bank Financial Corp. Class A (a)	55,260	1,480,968
City Holding Co. (b)	19,710	917,106
Columbia Banking System, Inc.	49,600	1,369,456
East West Bancorp, Inc.	97,310	3,766,870
F.N.B. Corp.	118,515	1,578,620
First Interstate Bancsystem, Inc.	11,522	320,542
First Midwest Bancorp, Inc.	66,820	1,143,290
Glacier Bancorp, Inc.	75,900	2,107,743
Great Western Bancorp, Inc. (a)	76,975	1,754,260
Home Bancshares, Inc.	117,000	3,762,720
PacWest Bancorp	43,900	1,995,694
Popular, Inc. (a)	87,075	2,964,904
Sandy Spring Bancorp, Inc.	54,300	1,416,144
Signature Bank (a)	15,000	1,889,400
SVB Financial Group (a)	26,400	3,064,248
Synovus Financial Corp.	129,545	3,509,374
Talmer Bancorp, Inc.	83,795	1,176,482
TCF Financial Corp.	128,810	2,046,791
Trustmark Corp.	29,332	719,807
Umpqua Holdings Corp.	61,485	1,045,860
United Bankshares, Inc.	23,841	892,846
Webster Financial Corp.	74,940	2,437,798
Wintrust Financial Corp.	47,300	2,211,748

		45,019,076

Diversified Financial — 1.2%
Eaton Vance Corp.	15,682	641,864
Enova International, Inc. (a)	11,941	265,807
FXCM, Inc. (b)	38,950	645,401
Janus Capital Group, Inc.	50,000	806,500
JMP Group, Inc.	39,700	302,514
Piper Jaffray Cos., Inc. (a)	17,400	1,010,766
Raymond James Financial, Inc.	17,968	1,029,387
Stifel Financial Corp. (a)	15,679	799,943

		5,502,182

	Number of Shares	Value
Insurance — 6.5%
American Equity Investment Life Holding Co.	85,365	$2,491,804
Argo Group International Holdings Ltd.	34,740	1,927,028
Assured Guaranty Ltd.	34,800	904,452
CNO Financial Group, Inc.	132,055	2,273,987
Employers Holdings, Inc.	54,630	1,284,351
Enstar Group Ltd. (a)	1,930	295,078
Fidelity & Guaranty Life	59,560	1,445,521
First American Financial Corp.	43,520	1,475,328
The Hanover Insurance Group, Inc.	25,670	1,830,785
Horace Mann Educators Corp.	18,318	607,791
Maiden Holdings Ltd.	116,270	1,487,093
Meadowbrook Insurance Group, Inc.	118,900	1,005,894
National Interstate Corp.	41,400	1,233,720
ProAssurance Corp.	81,000	3,657,150
Protective Life Corp.	14,119	983,388
Radian Group, Inc.	241,055	4,030,440
Reinsurance Group of America, Inc.	10,855	951,115
Safety Insurance Group, Inc.	3,700	236,837
State Auto Financial Corp. Class A	10,855	241,198
United Fire Group, Inc.	20,774	617,611

		28,980,571

Real Estate — 0.3%
Forestar Real Esate Group, Inc. (a)	13,300	204,820
Terreno Realty Corp.	43,300	893,279

		1,098,099

Real Estate Investment Trusts (REITS) — 10.2%
Acadia Realty Trust	62,600	2,005,078
Associated Estates Realty Corp.	40,600	942,326
Catchmark Timber Trust, Inc. Class A	34,430	389,748
CBL & Associates Properties, Inc.	76,400	1,483,688
Cedar Realty Trust, Inc.	118,000	866,120
Colony Financial, Inc.	117,085	2,788,965
EPR Properties	24,950	1,437,868
FelCor Lodging Trust, Inc.	147,940	1,600,711
First Potomac Realty Trust	271,319	3,353,503
Highwoods Properties, Inc.	31,210	1,381,979
Home Properties, Inc.	14,700	964,320
Kilroy Realty Corp.	27,300	1,885,611
LaSalle Hotel Properties	109,310	4,423,776
Lexington Realty Trust (b)	193,525	2,124,904
Medical Properties Trust, Inc.	51,938	715,706
MFA Financial, Inc.	221,440	1,769,305
New Residential Investment Corp.	166,870	2,130,930
NorthStar Realty Finance Corp.	149,840	2,634,187
Pebblebrook Hotel Trust	52,500	2,395,575
PS Business Parks, Inc.	8,000	636,320
Saul Centers, Inc.	30,200	1,727,138
Starwood Property Trust, Inc.	89,860	2,088,346

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Starwood Waypoint Residential Trust	58,902	$1,553,246
Strategic Hotels & Resorts, Inc. (a)	71,900	951,237
Sun Communities, Inc.	34,750	2,100,985
Washington Real Estate Investment Trust	41,200	1,139,592

		45,491,164

Savings & Loans — 2.1%
Astoria Financial Corp.	40,232	537,500
Flushing Financial Corp.	101,030	2,047,878
Investors Bancorp, Inc.	293,611	3,295,783
Provident Financial Services, Inc.	75,025	1,354,952
WSFS Financial Corp.	30,025	2,308,622

		9,544,735

		135,635,827

Industrial — 20.7%
Aerospace & Defense — 2.0%
Curtiss-Wright Corp.	27,800	1,962,402
Esterline Technologies Corp. (a)	19,105	2,095,437
Kaman Corp.	34,700	1,391,123
Kratos Defense & Security Solutions, Inc. (a)	8,300	41,666
Moog, Inc. Class A (a)	11,398	843,794
Teledyne Technologies, Inc. (a)	8,789	902,982
Triumph Group, Inc.	22,265	1,496,653

		8,734,057

Building Materials — 1.4%
Comfort Systems USA, Inc.	59,600	1,020,352
Drew Industries, Inc. (a)	46,600	2,379,862
Gibraltar Industries, Inc. (a)	67,700	1,100,802
Quanex Building Products Corp.	15,600	292,968
Universal Forest Products, Inc.	27,600	1,468,320

		6,262,304

Electrical Components & Equipment — 2.0%
Advanced Energy Industries, Inc. (a)	63,300	1,500,210
Belden, Inc.	34,600	2,726,826
EnerSys	18,470	1,139,969
Littelfuse, Inc.	35,460	3,427,918

		8,794,923

Electronics — 1.8%
Analogic Corp.	13,300	1,125,313
Badger Meter, Inc.	5,000	296,750
Checkpoint Systems, Inc. (a)	38,508	528,715
Coherent, Inc. (a)	11,436	694,394
Electro Scientific Industries, Inc.	74,100	575,016
Fabrinet (a)	56,700	1,005,858
Itron, Inc. (a)	12,190	515,515
Methode Electronics, Inc.	24,400	890,844
Newport Corp. (a)	35,900	686,049
Sanmina Corp. (a)	19,367	455,705

	Number of Shares	Value
Woodward, Inc.	26,070	$1,283,426

		8,057,585

Engineering & Construction — 0.7%
Aegion Corp. (a)	56,200	1,045,882
Granite Construction, Inc.	26,335	1,001,257
Tutor Perini Corp. (a)	53,610	1,290,392

		3,337,531

Environmental Controls — 0.7%
MSA Safety, Inc.	33,700	1,789,133
US Ecology, Inc.	31,000	1,243,720

		3,032,853

Hand & Machine Tools — 0.8%
Franklin Electric Co., Inc.	59,938	2,249,473
Snap-on, Inc.	10,560	1,443,975

		3,693,448

Machinery – Construction & Mining — 0.5%
Astec Industries, Inc.	27,200	1,069,232
Terex Corp.	41,000	1,143,080

		2,212,312

Machinery – Diversified — 0.9%
Albany International Corp. Class A	12,719	483,195
Altra Industrial Motion Corp.	15,583	442,401
Cognex Corp. (a)	12,200	504,226
Nordson Corp.	30,500	2,377,780

		3,807,602

Manufacturing — 2.8%
AptarGroup, Inc.	43,100	2,880,804
Barnes Group, Inc.	44,760	1,656,568
ESCO Technologies, Inc.	43,700	1,612,530
Hexcel Corp. (a)	71,659	2,973,132
Matthews International Corp. Class A	43,600	2,122,012
Myers Industries, Inc.	72,300	1,272,480

		12,517,526

Metal Fabricate & Hardware — 0.9%
Circor International, Inc.	23,800	1,434,664
RBC Bearings, Inc.	10,000	645,300
Sun Hydraulics Corp.	22,200	874,236
The Timken Co.	15,813	674,899
TimkenSteel Corp.	7,906	292,759

		3,921,858

Packaging & Containers — 0.8%
Berry Plastics Group, Inc. (a)	111,700	3,524,135

Transportation — 4.8%
Bristow Group, Inc.	23,112	1,520,538
CAI International, Inc. (a)	23,367	542,114
GasLog Ltd.	61,900	1,259,665
Genesee & Wyoming, Inc. Class A (a)	39,100	3,515,872

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hub Group, Inc. Class A (a)	30,900	$1,176,672
Kirby Corp. (a)	20,800	1,679,392
Landstar System, Inc.	58,800	4,264,764
Swift Transportation Co. (a)	104,590	2,994,412
Teekay Corp.	39,475	2,008,883
Teekay Tankers Ltd. Class A (b)	141,200	714,472
Universal Truckload Services, Inc.	35,600	1,014,956
UTI Worldwide, Inc. (a)	60,600	731,442

		21,423,182

Trucking & Leasing — 0.6%
GATX Corp.	17,030	979,906
TAL International Group, Inc.	14,703	640,610
The Greenbrier Cos., Inc. (b)	22,425	1,204,895

		2,825,411

		92,144,727

Technology — 6.4%
Computers — 0.7%
Quantum Corp. (a) (b)	617,870	1,087,451
Unisys Corp. (a)	42,700	1,258,796
Violin Memory, Inc. (a) (b)	194,295	930,673

		3,276,920

Semiconductors — 3.5%
Atmel Corp. (a)	172,355	1,446,920
Brooks Automation, Inc.	197,480	2,517,870
Cabot Microelectronics Corp. (a)	57,430	2,717,588
Entegris, Inc. (a)	130,190	1,719,810
Fairchild Semiconductor International, Inc. (a)	80,765	1,363,313
Intersil Corp. Class A	21,800	315,446
MKS Instruments, Inc.	30,205	1,105,503
Monolithic Power Systems, Inc.	18,060	898,305
Teradyne, Inc.	69,800	1,381,342
Tessera Technologies, Inc.	22,770	814,255
Veeco Instruments, Inc. (a)	35,640	1,243,123

		15,523,475

Software — 2.2%
CSG Systems International, Inc.	42,115	1,055,823
The Dun & Bradstreet Corp.	22,340	2,702,246
EPIQ Systems, Inc.	21,751	371,507
Progress Software Corp. (a)	45,050	1,217,251
Seachange International, Inc. (a)	94,775	604,665
SYNNEX Corp.	35,100	2,743,416
Verint Systems, Inc. (a)	17,665	1,029,516

		9,724,424

		28,524,819

Utilities — 5.3%
Electric — 3.5%
Black Hills Corp.	20,100	1,066,104
Cleco Corp.	42,450	2,315,223
Dynegy, Inc. (a)	85,450	2,593,407

	Number of Shares	Value
El Paso Electric Co.	39,200	$1,570,352
IDACORP, Inc.	52,135	3,450,816
NorthWestern Corp.	33,100	1,872,798
Portland General Electric Co.	77,610	2,935,986

		15,804,686

Gas — 1.8%
Atmos Energy Corp.	58,435	3,257,167
PNM Resources, Inc.	43,300	1,282,979
South Jersey Industries, Inc.	12,187	718,180
Southwest Gas Corp.	29,600	1,829,576
WGL Holdings, Inc.	16,416	896,642

		7,984,544

		23,789,230

TOTAL COMMON STOCK (Cost $327,286,057)		433,262,822

TOTAL EQUITIES (Cost $327,286,057)		433,262,822

MUTUAL FUNDS — 3.1%
Diversified Financial — 3.1%
iShares Russell 2000 Value Index Fund (b)	5,500	559,240
State Street Navigator Securities Lending Prime Portfolio (c)	13,113,420	13,113,420
T. Rowe Price Reserve Investment Fund	1,002	1,002

		13,673,662

TOTAL MUTUAL FUNDS (Cost $13,505,260)		13,673,662

TOTAL LONG-TERM INVESTMENTS (Cost $340,791,317)		446,936,484

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$12,913,956	12,913,956

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	129	129

TOTAL SHORT-TERM INVESTMENTS (Cost $12,914,085)		12,914,085

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS — 103.2% (Cost $353,705,402) (e)	$459,850,569

Other Assets/(Liabilities) — (3.2)%	(14,208,218)

NET ASSETS — 100.0%	$445,642,351

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $12,695,709 or 2.85% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $12,913,964. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity dates ranging from 3/20/28 – 1/01/33, and an aggregate market value, including accrued interest, of $13,182,968.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 96.2%

COMMON STOCK — 96.2%
Basic Materials — 5.1%
Chemicals — 2.7%
Albemarle Corp. (a)	10,745	$646,097
Ashland, Inc.	8,809	1,054,966
Cabot Corp.	8,865	388,819
Cytec Industries, Inc.	9,860	455,236
Minerals Technologies, Inc.	4,744	329,471
NewMarket Corp.	1,459	588,750
Olin Corp.	10,784	245,552
PolyOne Corp.	12,492	473,572
RPM International, Inc.	18,336	929,818
Sensient Technologies Corp.	6,619	399,390
The Valspar Corp.	10,471	905,532

		6,417,203

Forest Products & Paper — 1.0%
Domtar Corp.	8,924	358,923
Potlatch Corp.	5,573	233,342
Rock-Tenn Co. Class A	19,304	1,177,158
Rayonier, Inc.	17,377	485,513

		2,254,936

Iron & Steel — 1.0%
Steel Dynamics, Inc.	33,299	657,323
Reliance Steel & Aluminum Co.	10,712	656,324
Cliffs Natural Resources, Inc. (a)	21,573	154,031
United States Steel Corp. (a)	20,161	539,105
Carpenter Technology Corp.	7,307	359,870

		2,366,653

Mining — 0.4%
Compass Minerals International, Inc.	4,612	400,460
Royal Gold, Inc.	8,944	560,789

		961,249

		12,000,041

Communications — 4.4%
Internet — 1.3%
AOL, Inc. (b)	10,801	498,682
Equinix, Inc.	7,547	1,711,131
Rackspace Hosting, Inc. (b)	16,443	769,697

		2,979,510

Media — 1.3%
AMC Networks, Inc. (b)	8,114	517,430
FactSet Research Systems, Inc. (a)	5,373	756,250
Graham Holdings Co. Class B	605	522,545
John Wiley & Sons, Inc. Class A	6,438	381,387
Meredith Corp.	5,060	274,859
The New York Times Co. Class A	17,946	237,246
Time, Inc.	14,953	367,993

		3,057,710

	Number of Shares	Value
Telecommunications — 1.8%
ARRIS Group, Inc. (b)	18,085	$545,986
Ciena Corp. (b)	14,638	284,124
InterDigital, Inc.	5,100	269,790
JDS Uniphase Corp. (b)	32,059	439,849
Knowles Corp. (a) (b)	11,751	276,736
NeuStar, Inc. Class A (a) (b)	7,497	208,417
Plantronics, Inc.	5,883	311,917
Polycom, Inc. (b)	18,877	254,839
RF Micro Devices, Inc. (a) (b)	80,403	1,333,886
Telephone & Data Systems, Inc.	13,586	343,046

		4,268,590

		10,305,810

Consumer, Cyclical — 12.3%
Airlines — 0.7%
Alaska Air Group, Inc.	18,129	1,083,389
JetBlue Airways Corp. (b)	33,667	533,959

		1,617,348

Apparel — 0.6%
Ascena Retail Group, Inc. (b)	17,997	226,043
Carter’s, Inc.	7,297	637,101
Deckers Outdoor Corp. (b)	4,755	432,895

		1,296,039

Auto Manufacturers — 0.2%
Oshkosh Corp.	10,957	533,058

Distribution & Wholesale — 1.2%
Ingram Micro, Inc. Class A (b)	21,604	597,134
LKQ Corp. (b)	41,823	1,176,063
Owens & Minor, Inc.	8,700	305,457
Tech Data Corp. (b)	5,246	331,705
Watsco, Inc.	3,744	400,608

		2,810,967

Entertainment — 0.6%
Cinemark Holdings, Inc.	14,288	508,367
DreamWorks Animation SKG, Inc. Class A (a) (b)	9,881	220,643
International Game Technology	33,948	585,603
International Speedway Corp. Class A	3,952	125,081

		1,439,694

Home Builders — 0.9%
KB Home	12,520	207,206
M.D.C. Holdings, Inc. (a)	5,447	144,182
NVR, Inc. (b)	538	686,127
Thor Industries, Inc.	6,367	355,724
Toll Brothers, Inc. (b)	22,217	761,377

		2,154,616

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.2%
Tempur Sealy International, Inc. (b)	8,361	$459,103

Leisure Time — 1.0%
Brunswick Corp.	12,756	653,872
Life Time Fitness, Inc. (b)	4,939	279,646
Polaris Industries, Inc.	8,424	1,274,046

		2,207,564

Office Furnishings — 0.2%
Herman Miller, Inc.	8,234	242,327
HNI Corp.	6,188	315,959

		558,286

Retail — 6.7%
Abercrombie & Fitch Co. Class A	9,838	281,760
Advance Auto Parts, Inc.	10,062	1,602,675
American Eagle Outfitters, Inc. (a)	24,025	333,467
ANN, Inc. (b)	6,278	229,021
Big Lots, Inc.	7,383	295,468
Brinker International, Inc.	8,760	514,124
Cabela’s, Inc. (b)	6,536	344,513
The Cheesecake Factory, Inc.	6,357	319,821
Chico’s FAS, Inc.	20,970	339,924
Copart, Inc. (b)	15,750	574,718
CST Brands, Inc.	10,726	467,761
Dick’s Sporting Goods, Inc.	13,516	671,069
Domino’s Pizza, Inc.	7,570	712,867
Foot Locker, Inc.	19,603	1,101,297
Guess?, Inc.	8,827	186,073
Hanesbrands, Inc.	13,766	1,536,561
HSN, Inc.	4,453	338,428
J.C. Penney Co., Inc. (a) (b)	41,852	271,201
Kate Spade & Co. (b)	17,425	557,774
MSC Industrial Direct Co., Inc. Class A	6,945	564,281
Office Depot, Inc. (b)	66,432	569,654
Panera Bread Co. Class A (b)	3,531	617,219
Signet Jewelers Ltd.	11,067	1,456,085
The Wendy’s Co.	37,778	341,135
Williams-Sonoma, Inc.	11,811	893,857
World Fuel Services Corp.	9,925	465,780

		15,586,533

		28,663,208

Consumer, Non-cyclical — 17.2%
Biotechnology — 0.3%
Bio-Rad Laboratories, Inc. Class A (b)	2,813	339,135
Charles River Laboratories International, Inc. (b)	6,513	414,488

		753,623

Commercial Services — 4.8%
Aaron’s, Inc.	8,833	270,025

	Number of Shares	Value
Apollo Education Group, Inc. (b)	13,407	$457,313
CDK Global, Inc.	22,179	904,016
Convergys Corp.	13,869	282,512
CoreLogic, Inc. (b)	12,301	388,589
The Corporate Executive Board Co.	4,641	336,612
Corrections Corporation of America	15,988	581,004
Deluxe Corp.	6,830	425,168
DeVry, Inc.	7,871	373,636
Donnelley (R.R.) & Sons Co.	27,425	460,877
FTI Consulting, Inc. (b)	5,604	216,483
Gartner, Inc. (b)	12,121	1,020,709
Global Payments, Inc.	9,363	755,875
HMS Holdings Corp. (b)	12,045	254,631
Live Nation Entertainment, Inc. (b)	19,820	517,500
Manpower, Inc.	10,946	746,189
Rent-A-Center, Inc.	7,254	263,465
Rollins, Inc.	8,791	290,982
Service Corp. International	28,652	650,400
Sotheby’s	8,430	364,007
Towers Watson & Co. Class A	9,641	1,091,072
WEX, Inc. (b)	5,321	526,353

		11,177,418

Foods — 2.2%
Dean Foods Co.	12,876	249,537
Flowers Foods, Inc.	25,322	485,929
Ingredion, Inc.	9,890	839,068
Lancaster Colony Corp.	2,666	249,644
Post Holdings, Inc. (b)	6,154	257,791
SUPERVALU, Inc. (b)	28,282	274,336
The Hain Celestial Group, Inc. (a) (b)	13,946	812,912
Tootsie Roll Industries, Inc. (a)	2,672	81,897
TreeHouse Foods, Inc. (b)	5,863	501,462
United Natural Foods, Inc. (b)	6,904	533,852
WhiteWave Foods Co. (b)	24,103	843,364

		5,129,792

Health Care – Products — 3.2%
Bio-Techne Corp.	5,081	469,484
The Cooper Cos., Inc.	6,673	1,081,627
Halyard Health, Inc. (b)	6,417	291,781
Henry Schein, Inc. (b)	11,595	1,578,659
Hill-Rom Holdings, Inc.	7,879	359,440
Hologic, Inc. (b)	33,433	893,998
IDEXX Laboratories, Inc. (b)	6,593	977,544
ResMed, Inc. (a)	19,248	1,079,043
Steris Corp.	8,148	528,398
Thoratec Corp. (b)	7,519	244,067

		7,504,041

Health Care – Services — 2.1%
Centene Corp. (b)	8,109	842,120
Community Health Systems, Inc. (b)	16,026	864,122
Covance, Inc. (b)	7,827	812,756

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Net, Inc. (b)	10,727	$574,216
LifePoint Hospitals, Inc. (b)	6,197	445,626
MEDNAX, Inc. (b)	13,864	916,549
WellCare Health Plans, Inc. (b)	6,025	494,411

		4,949,800

Household Products — 1.5%
Church & Dwight Co., Inc.	18,442	1,453,414
Jarden Corp. (b)	24,694	1,182,348
The Scotts Miracle-Gro Co. Class A	6,137	382,458
Tupperware Brands Corp.	6,917	435,771

		3,453,991

Pharmaceuticals — 3.1%
Align Technology, Inc. (b)	9,985	558,261
Cubist Pharmaceuticals, Inc. (b)	10,511	1,057,932
Endo International PLC (b)	21,179	1,527,430
Omnicare, Inc.	13,528	986,597
Salix Pharmaceuticals Ltd. (b)	8,804	1,011,932
Sirona Dental Systems, Inc. (b)	7,602	664,187
United Therapeutics Corp. (b)	6,545	847,512
VCA Antech, Inc. (b)	11,577	564,610

		7,218,461

		40,187,126

Energy — 4.4%
Coal — 0.1%
Peabody Energy Corp. (a)	37,268	288,454

Oil & Gas — 1.8%
Atwood Oceanics, Inc. (b)	8,214	233,031
California Resources Corp. (b)	41,670	229,602
Gulfport Energy Corp. (b)	11,740	490,028
Murphy USA, Inc. (b)	5,898	406,136
Patterson-UTI Energy, Inc.	20,065	332,878
Questar Corp.	24,072	608,540
Rosetta Resources, Inc. (b)	8,493	189,479
Rowan Cos. PLC Class A	17,091	398,562
SM Energy Co.	9,250	356,865
Unit Corp. (b)	6,333	215,955
Western Refining, Inc.	10,080	380,823
WPX Energy, Inc. (b)	27,859	324,000

		4,165,899

Oil & Gas Services — 2.1%
CARBO Ceramics, Inc. (a)	2,796	111,980
Dresser-Rand Group, Inc. (b)	10,602	867,244
Dril-Quip, Inc. (b)	5,398	414,188
Helix Energy Solutions Group, Inc. (b)	13,500	292,950
HollyFrontier Corp.	27,003	1,012,072
NOW, Inc. (a) (b)	14,699	378,205
Oceaneering International, Inc.	14,523	854,098
Oil States International, Inc. (b)	7,281	356,041
Superior Energy Services, Inc.	20,886	420,853

	Number of Shares	Value
Tidewater, Inc. (a)	6,882	$223,046

		4,930,677

Pipelines — 0.4%
National Fuel Gas Co.	11,648	809,886

		10,194,916

Financial — 21.3%
Banks — 4.4%
Associated Banc-Corp.	20,868	388,771
BancorpSouth, Inc.	11,857	266,901
Bank of Hawaii Corp.	6,068	359,893
Cathay General Bancorp	10,146	259,636
City National Corp.	6,652	537,548
Commerce Bancshares, Inc.	11,353	493,744
Cullen/Frost Bankers, Inc.	7,615	537,923
East West Bancorp, Inc.	19,862	768,858
First Horizon National Corp.	32,544	441,947
FirstMerit Corp.	22,676	428,350
Fulton Financial Corp.	25,748	318,245
Hancock Holding Co.	11,224	344,577
International Bancshares Corp.	8,035	213,249
PacWest Bancorp	13,294	604,345
Prosperity Bancshares, Inc.	8,233	455,779
Signature Bank (b)	6,909	870,258
SVB Financial Group (b)	7,025	815,392
Synovus Financial Corp.	18,832	510,159
TCF Financial Corp.	22,897	363,833
Trustmark Corp.	9,303	228,296
Umpqua Holdings Corp.	29,812	507,102
Valley National Bancorp (a)	30,128	292,543
Webster Financial Corp.	12,377	402,624

		10,409,973

Diversified Financial — 1.8%
CBOE Holdings, Inc.	11,597	735,482
Eaton Vance Corp.	16,305	667,364
Federated Investors, Inc. Class B	13,106	431,580
Janus Capital Group, Inc. (a)	20,397	329,004
Raymond James Financial, Inc.	17,388	996,158
SLM Corp.	58,070	591,733
Waddell & Reed Financial, Inc. Class A	11,451	570,489

		4,321,810

Insurance — 4.7%
Alleghany Corp. (b)	2,219	1,028,507
American Financial Group, Inc.	10,172	617,644
Arthur J. Gallagher & Co.	22,240	1,047,059
Aspen Insurance Holdings Ltd.	8,616	377,122
Brown & Brown, Inc.	16,274	535,577
Everest Re Group Ltd.	6,244	1,063,353
First American Financial Corp.	14,702	498,398
The Hanover Insurance Group, Inc.	6,047	431,272
HCC Insurance Holdings, Inc.	13,321	712,940

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kemper Corp.	6,951	$251,001
Mercury General Corp.	4,978	282,103
Old Republic International Corp.	33,299	487,164
Primerica, Inc.	7,326	397,509
Protective Life Corp.	10,834	754,588
Reinsurance Group of America, Inc.	9,492	831,689
RenaissanceRe Holdings Ltd.	5,315	516,724
StanCorp Financial Group, Inc.	5,814	406,166
W.R. Berkley Corp.	14,010	718,153

		10,956,969

Real Estate — 0.5%
Alexander & Baldwin, Inc.	6,226	244,433
Jones Lang LaSalle, Inc.	6,154	922,669

		1,167,102

Real Estate Investment Trusts (REITS) — 9.1%
Alexandria Real Estate Equities, Inc.	9,936	881,721
American Campus Communities, Inc.	14,407	595,874
BioMed Realty Trust, Inc.	27,374	589,636
Camden Property Trust	11,919	880,099
Corporate Office Properties Trust	12,695	360,157
Duke Realty Corp.	47,197	953,379
Equity One, Inc.	10,528	266,990
Extra Space Storage, Inc.	15,250	894,260
Federal Realty Investment Trust	9,397	1,254,124
Highwoods Properties, Inc.	12,645	559,921
Home Properties, Inc.	7,951	521,586
Hospitality Properties Trust	20,567	637,577
Kilroy Realty Corp.	11,592	800,659
Lamar Advertising Co.Class A	11,105	595,672
LaSalle Hotel Properties	15,328	620,324
Liberty Property Trust	20,524	772,318
Mack-Cali Realty Corp.	11,506	219,304
Mid-America Apartment Communities, Inc.	10,414	777,718
National Retail Properties, Inc.	18,111	713,030
OMEGA Healthcare Investors, Inc.	17,474	682,709
Realty Income Corp. (a)	30,712	1,465,270
Regency Centers Corp.	12,867	820,657
Senior Housing Properties Trust	27,974	618,505
SL Green Realty Corp.	13,309	1,584,037
Tanger Factory Outlet Centers, Inc.	13,167	486,652
Taubman Centers, Inc.	8,696	664,548
UDR, Inc.	35,207	1,085,080
Washington Prime Group, Inc.	21,304	366,855
Weingarten Realty Investors	15,443	539,270

		21,207,932

Savings & Loans — 0.8%
Astoria Financial Corp.	12,272	163,954
First Niagara Financial Group, Inc.	48,591	409,622
New York Community Bancorp, Inc. (a)	60,769	972,304

	Number of Shares	Value
Washington Federal, Inc.	13,652	$302,392

		1,848,272

		49,912,058

Industrial — 17.6%
Aerospace & Defense — 1.3%
Alliant Techsystems, Inc.	4,385	509,756
BE Aerospace, Inc. (b)	14,460	838,969
Esterline Technologies Corp. (b)	4,385	480,947
Exelis, Inc.	25,855	453,238
KLX, Inc. (b)	7,230	298,238
Triumph Group, Inc.	6,960	467,851

		3,048,999

Building Materials — 1.0%
Eagle Materials, Inc.	6,893	524,075
Fortune Brands Home & Security, Inc.	21,754	984,804
Lennox International, Inc.	6,065	576,599
Louisiana-Pacific Corp. (b)	19,416	321,529

		2,407,007

Electrical Components & Equipment — 1.0%
Belden, Inc.	5,933	467,580
Energizer Holdings, Inc.	8,561	1,100,602
Hubbell, Inc. Class B	7,468	797,806

		2,365,988

Electronics — 3.3%
Arrow Electronics, Inc. (b)	13,361	773,468
Avnet, Inc.	18,825	809,851
FEI Co.	5,760	520,416
Gentex Corp.	20,258	731,922
Itron, Inc. (b)	5,423	229,339
Jabil Circuit, Inc.	26,642	581,595
Keysight Technologies, Inc. (b)	23,093	779,851
Mettler-Toledo International, Inc. (b)	3,931	1,188,970
National Instruments Corp.	13,797	428,949
Trimble Navigation Ltd. (b)	35,688	947,160
Vishay Intertechnology, Inc.	18,783	265,779
Woodward, Inc.	8,002	393,938

		7,651,238

Engineering & Construction — 0.5%
AECOM Technology Corp. (b)	21,226	644,634
Granite Construction, Inc.	4,967	188,845
KBR, Inc.	19,933	337,864

		1,171,343

Environmental Controls — 0.6%
Clean Harbors, Inc. (a) (b)	7,575	363,979
MSA Safety, Inc.	4,309	228,765
Waste Connections, Inc.	17,186	756,012

		1,348,756

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.7%
Kennametal, Inc.	10,994	$393,475
Lincoln Electric Holdings, Inc.	10,734	741,612
Regal-Beloit Corp.	6,203	466,466

		1,601,553

Machinery – Construction & Mining — 0.2%
Terex Corp.	14,879	414,827

Machinery – Diversified — 2.1%
AGCO Corp.	11,562	522,602
Cognex Corp. (b)	12,071	498,894
Graco, Inc.	8,166	654,750
IDEX Corp.	10,909	849,157
Nordson Corp.	8,058	628,202
Wabtec Corp.	13,304	1,155,984
Zebra Technologies Corp. Class A (b)	7,056	546,205

		4,855,794

Manufacturing — 2.9%
A.O. Smith Corp.	10,379	585,479
Acuity Brands, Inc.	5,984	838,179
AptarGroup, Inc.	8,951	598,285
Carlisle Cos., Inc.	8,880	801,331
CLARCOR, Inc.	6,926	461,549
Crane Co.	6,802	399,277
Donaldson Co., Inc.	17,636	681,279
Harsco Corp.	11,088	209,452
ITT Corp.	12,578	508,906
SPX Corp.	5,716	491,119
Teleflex, Inc.	5,686	652,867
Trinity Industries, Inc.	21,430	600,254

		6,827,977

Metal Fabricate & Hardware — 0.7%
Commercial Metals Co.	16,183	263,621
The Timken Co.	10,311	440,074
TimkenSteel Corp.	5,262	194,852
Valmont Industries, Inc. (a)	3,378	429,006
Worthington Industries, Inc.	6,982	210,088

		1,537,641

Packaging & Containers — 1.2%
Bemis Co., Inc.	13,786	623,265
Greif, Inc. Class A	4,664	220,281
Packaging Corporation of America	13,511	1,054,533
Silgan Holdings, Inc.	6,003	321,761
Sonoco Products Co.	13,969	610,445

		2,830,285

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	6,669	749,996

Transportation — 1.7%
Con-way, Inc.	8,039	395,358
Genesee & Wyoming, Inc. Class A (b)	7,095	637,983
J.B. Hunt Transport Services, Inc.	12,765	1,075,451

	Number of Shares	Value
Kirby Corp. (b)	7,837	$632,759
Landstar System, Inc.	6,141	445,407
Old Dominion Freight Line, Inc. (b)	9,352	726,089
Werner Enterprises, Inc.	6,048	188,395

		4,101,442

Trucking & Leasing — 0.1%
GATX Corp.	6,150	353,871

		41,266,717

Technology — 9.6%
Computers — 2.5%
3D Systems Corp. (a) (b)	14,420	473,985
Cadence Design Systems, Inc. (b)	40,276	764,036
Diebold, Inc.	8,872	307,326
DST Systems, Inc.	4,048	381,119
Fortinet, Inc. (b)	19,120	586,219
Jack Henry & Associates, Inc.	11,218	697,087
Lexmark International, Inc. Class A	8,546	352,693
Mentor Graphics Corp.	13,569	297,433
NCR Corp. (b)	23,310	679,253
Riverbed Technology, Inc. (b)	21,374	436,243
Synopsys, Inc. (b)	21,550	936,779

		5,912,173

Semiconductors — 3.1%
Advanced Micro Devices, Inc. (a) (b)	85,506	228,301
Atmel Corp. (b)	57,447	482,268
Cree, Inc. (a) (b)	16,483	531,082
Cypress Semiconductor Corp. (a)	20,599	294,154
Fairchild Semiconductor International, Inc. (b)	16,483	278,233
Integrated Device Technology, Inc. (b)	20,430	400,428
International Rectifier Corp. (b)	9,823	391,938
Intersil Corp. Class A	17,895	258,941
IPG Photonics Corp. (a) (b)	4,867	364,636
Rovi Corp. (b)	13,002	293,715
Semtech Corp. (b)	9,239	254,719
Silicon Laboratories, Inc. (b)	5,397	257,005
Skyworks Solutions, Inc.	26,257	1,909,146
SunEdison, Inc. (a) (b)	34,734	677,660
Teradyne, Inc.	29,710	587,961

		7,210,187

Software — 4.0%
ACI Worldwide, Inc. (b)	16,007	322,861
Acxiom Corp. (b)	10,586	214,578
Advent Software, Inc.	6,086	186,475
Allscripts Healthcare Solutions, Inc. (b)	23,254	296,954
ANSYS, Inc. (b)	12,636	1,036,152
Broadridge Financial Solutions, Inc.	16,560	764,741
CommVault Systems, Inc. (b)	5,982	309,210
Fair Isaac Corp.	4,414	319,132

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Informatica Corp. (b)	14,932	$569,432
Leidos Holdings, Inc.	8,547	371,965
MSCI, Inc.	15,444	732,663
PTC, Inc. (b)	15,926	583,688
Science Applications International Corp.	5,551	274,941
SEI Investments Co.	17,972	719,599
SolarWinds, Inc. (b)	9,007	448,819
Solera Holdings, Inc.	9,421	482,167
Tyler Technologies, Inc. (b)	4,532	495,982
The Ultimate Software Group, Inc. (b)	3,927	576,542
VeriFone Systems, Inc. (b)	15,523	577,456

		9,283,357

		22,405,717

Utilities — 4.3%
Electric — 2.4%
Alliant Energy Corp.	15,246	1,012,639
Black Hills Corp.	6,129	325,082
Cleco Corp.	8,291	452,191
Great Plains Energy, Inc.	21,156	601,042
Hawaiian Electric Industries, Inc.	14,079	471,365
IDACORP, Inc.	6,896	456,446
MDU Resources Group, Inc.	26,632	625,852
OGE Energy Corp.	27,553	977,581
Westar Energy, Inc.	18,108	746,774

		5,668,972

Gas — 1.6%
Atmos Energy Corp.	13,903	774,953
Energen Corp.	10,165	648,120
ONE Gas, Inc.	7,135	294,105
PNM Resources, Inc.	10,928	323,797
UGI Corp.	23,854	905,975
Vectren Corp.	11,335	524,017
WGL Holdings, Inc.	6,850	374,147

		3,845,114

Water — 0.3%
Aqua America, Inc.	24,313	649,157

		10,163,243

TOTAL COMMON STOCK (Cost $194,411,082)		225,098,836

TOTAL EQUITIES (Cost $194,411,082)		225,098,836

	Number of Shares	Value

MUTUAL FUNDS — 5.3%
Diversified Financial — 5.3%
State Street Navigator Securities Lending Prime Portfolio (c)	12,388,338	$12,388,338

TOTAL MUTUAL FUNDS (Cost $12,388,338)		12,388,338

TOTAL LONG-TERM INVESTMENTS (Cost $206,799,420)		237,487,174

	Principal Amount
SHORT-TERM INVESTMENTS — 4.3%
Repurchase Agreement — 4.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2014, 0.010%, due 1/02/15 (d)	$9,461,425	9,461,425

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (e) 0.000% 4/30/15	530,000	529,922

TOTAL SHORT-TERM INVESTMENTS (Cost $9,991,355)		9,991,347

TOTAL INVESTMENTS — 105.8% (Cost $216,790,775) (f)		247,478,521

Other Assets/(Liabilities) — (5.8)%		(13,518,131)

NET ASSETS — 100.0%		$233,960,390

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $12,088,469 or 5.17% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $9,461,430. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $9,651,301.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 97.2%
Basic Materials — 3.3%
Chemicals — 1.9%
A. Schulman, Inc.	2,413	$97,799
Aceto Corp.	2,399	52,058
American Vanguard Corp. (a)	2,425	28,178
Axiall Corp.	5,772	245,137
Balchem Corp.	2,510	167,266
Chemtura Corp. (b)	7,029	173,827
Ferro Corp. (b)	5,923	76,762
H.B. Fuller Co.	4,132	183,998
Hawkins, Inc.	882	38,217
Innophos Holdings, Inc.	1,807	105,619
Innospec, Inc.	2,011	85,870
Intrepid Potash, Inc. (a) (b)	4,610	63,987
KMG Chemicals, Inc.	806	16,120
Kraton Performance Polymers, Inc. (b)	2,721	56,570
Kronos Worldwide, Inc.	1,813	23,605
Landec Corp. (b)	2,259	31,197
Minerals Technologies, Inc.	2,846	197,655
Oil-Dri Corp. of America	423	13,802
Olin Corp.	6,521	148,483
OM Group, Inc.	2,650	78,970
OMNOVA Solutions, Inc. (b)	3,968	32,300
PolyOne Corp.	7,765	294,371
Quaker Chemical Corp.	1,091	100,416
Sensient Technologies Corp.	4,070	245,584
Stepan Co.	1,590	63,727
Tronox Ltd. Class A	5,078	121,263
Zep, Inc.	1,940	29,391

		2,772,172

Forest Products & Paper — 0.7%
Clearwater Paper Corp. (b)	1,684	115,438
Deltic Timber Corp.	917	62,723
KapStone Paper and Packaging Corp.	6,982	204,643
Neenah Paper, Inc.	1,364	82,208
Orchids Paper Products Co.	669	19,475
P.H. Glatfelter Co.	3,555	90,901
Potlatch Corp.	3,343	139,972
Resolute Forest Products (b)	5,392	94,953
Schweitzer-Mauduit International, Inc.	2,513	106,300
Wausau Paper Corp.	3,487	39,647
Xerium Technologies, Inc. (b)	917	14,470

		970,730

Iron & Steel — 0.1%
AK Steel Holding Corp. (a) (b)	14,655	87,051
Olympic Steel, Inc.	770	13,690
Ryerson Holding Corp. (b)	842	8,361
Schnitzer Steel Industries, Inc. Class A	2,203	49,700

	Number of Shares	Value
Shiloh Industries, Inc. (b)	700	$11,011
Universal Stainless & Alloy (b)	596	14,989

		184,802

Mining — 0.6%
Allied Nevada Gold Corp. (a) (b)	8,222	7,153
Century Aluminum Co. (b)	4,252	103,749
Coeur d’Alene Mines Corp. (b)	8,379	42,817
Globe Specialty Metals, Inc.	5,303	91,371
Gold Resource Corp. (a)	3,141	10,617
Hecla Mining Co. (a)	29,903	83,429
Horsehead Holding Corp. (b)	4,219	66,787
Kaiser Aluminum Corp.	1,494	106,716
Materion Corp.	1,706	60,102
Molycorp, Inc. (b)	14,146	12,457
Noranda Aluminum Holding Corp.	3,589	12,633
Ring Energy, Inc. (a) (b)	1,741	18,280
RTI International Metals, Inc. (b)	2,554	64,514
Stillwater Mining Co. (b)	9,913	146,118
United States Lime & Minerals, Inc.	169	12,313
US Silica Holdings, Inc. (a)	4,440	114,064

		953,120

		4,880,824

Communications — 6.6%
Advertising — 0.1%
EVINE Live, Inc. (b)	3,513	23,151
Harte-Hanks, Inc.	4,173	32,299
Marchex, Inc. Class B	2,584	11,860
Marin Software, Inc. (b)	2,160	18,274
MDC Partners, Inc. Class A	3,507	79,679
Millennial Media, Inc. (a) (b)	6,110	9,776
Sizmek, Inc. (b)	1,852	11,593

		186,632

Internet — 2.3%
1-800-Flowers.com, Inc. Class A (b)	2,071	17,065
Angie’s List, Inc. (a) (b)	3,733	23,257
Bankrate, Inc. (b)	5,541	68,875
Barracuda Networks, Inc. (b)	644	23,081
Bazaarvoice, Inc. (a) (b)	4,194	33,720
Blucora, Inc. (b)	3,520	48,752
Blue Nile, Inc. (b)	1,020	36,730
Boingo Wireless, Inc. (b)	1,926	14,772
Borderfree, Inc. (b)	458	4,104
Brightcove, Inc. (b)	2,642	20,555
ChannelAdvisor Corp. (a) (b)	1,730	37,333
Chegg, Inc. (a) (b)	5,966	41,225
Cinedigm Corp. (b)	6,646	10,766
Cogent Communications Group, Inc.	3,843	136,004
Comscore, Inc. (b)	2,858	132,697
Constant Contact, Inc. (b)	2,594	95,200
Coupons.com, Inc. (a) (b)	1,004	17,821

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Covisint Corp. (b)	2,963	$7,852
CyrusOne, Inc.	2,720	74,936
Dealertrack Technologies, Inc. (b)	4,424	196,027
Dice Holdings, Inc. (b)	3,212	32,152
Digital River, Inc. (b)	2,703	66,845
Endurance International Group Holdings, Inc. (a) (b)	2,489	45,872
ePlus, Inc. (b)	444	33,606
FTD Cos., Inc. (b)	1,568	54,598
Global Eagle Entertainment, Inc. (a) (b)	3,341	45,471
Global Sources Ltd. (b)	1,192	7,581
GrubHub, Inc. (b)	709	25,751
HealthStream, Inc. (b)	1,760	51,885
Internap Corp. (b)	4,526	36,027
IntraLinks Holdings, Inc. (b)	3,288	39,127
Limelight Networks, Inc. (b)	4,449	12,324
Lionbridge Technologies, Inc. (b)	5,472	31,464
Liquidity Services, Inc. (a) (b)	1,932	15,784
magicJack VocalTec Ltd. (a) (b)	1,544	12,537
Marketo, Inc. (b)	2,119	69,334
Mavenir Systems, Inc. (b)	914	12,394
ModusLink Global Solutions, Inc. (b)	2,807	10,526
New Media Investment Group, Inc.	3,012	71,174
NIC, Inc.	5,388	96,930
Nutrisystem, Inc.	2,370	46,333
OPOWER, Inc. (a) (b)	651	9,264
Orbitz Worldwide, Inc. (b)	4,251	34,986
Overstock.com, Inc. (a) (b)	959	23,275
Perficient, Inc. (b)	2,887	53,785
Q2 Holdings, Inc. (b)	828	15,599
QuinStreet, Inc. (b)	2,982	18,101
ReachLocal, Inc. (b)	1,011	3,478
RealNetworks, Inc. (b)	1,949	13,721
Reis, Inc.	682	17,848
RetailMeNot, Inc. (a) (b)	2,542	37,164
Rightside Group Ltd. (b)	627	4,213
RingCentral, Inc. Class A (b)	2,330	34,764
The Rubicon Project, Inc. (b)	605	9,765
Safeguard Scientifics, Inc. (b)	1,709	33,872
Sapient Corp. (b)	9,453	235,191
Shutterfly, Inc. (b)	3,178	132,507
Shutterstock, Inc. (a) (b)	1,257	86,859
SPS Commerce, Inc. (b)	1,338	75,771
Stamps.com, Inc. (b)	1,184	56,820
TechTarget, Inc. (b)	1,382	15,713
TeleCommunication Systems, Inc. Class A (b)	4,082	12,736
Textura Corp. (a) (b)	1,511	43,018
Travelzoo, Inc. (b)	645	8,140
Tremor Video, Inc. (b)	2,502	7,181
TrueCar, Inc. (a) (b)	691	15,824
Trulia, Inc. (b)	3,048	140,299
TubeMogul, Inc. (a) (b)	266	5,998

	Number of Shares	Value
Unwired Planet, Inc. (b)	7,326	$7,326
VASCO Data Security International, Inc. (a) (b)	2,441	68,861
VirnetX Holding Corp. (a) (b)	3,701	20,318
Wayfair, Inc. Class A (a) (b)	1,047	20,783
Web.com Group, Inc. (b)	4,274	81,163
WebMD Health Corp. (a) (b)	3,200	126,560
Wix.com Ltd. (b)	1,132	23,772
XO Group, Inc. (b)	2,236	40,718
Yodlee, Inc. (b)	589	7,186
YuMe, Inc. (a) (b)	1,389	7,001
Zendesk, Inc. (a) (b)	915	22,298
Zix Corp. (b)	5,042	18,151

		3,448,516

Media — 1.1%
Acacia Research (a)	4,133	70,013
AH Belo Corp. Class A	1,522	15,798
Central European Media Enterprises Ltd. Class A (a) (b)	5,953	19,109
Crown Media Holdings, Inc. Class A (b)	2,997	10,609
Cumulus Media, Inc. Class A (b)	11,978	50,667
Daily Journal Corp. (a) (b)	89	23,408
Demand Media, Inc. (b)	627	3,837
Dex Media, Inc. (a) (b)	1,210	10,854
The E.W. Scripps Co. Class A (b)	2,593	57,954
Entercom Communications Corp. Class A (b)	2,042	24,831
Entravision Communications Corp. Class A	4,727	30,631
Gray Television, Inc. (b)	4,020	45,024
Hemisphere Media Group, Inc. (a) (b)	768	10,360
Houghton Mifflin Harcourt Co. (b)	8,980	185,976
Journal Communications, Inc. Class A (b)	3,704	42,337
Lee Enterprises, Inc. (a) (b)	4,456	16,398
Martha Stewart Living Omnimedia, Inc. (b)	2,585	11,141
The McClatchy Co. Class A (b)	4,904	16,281
Media General, Inc. (a) (b)	4,492	75,151
Meredith Corp.	2,960	160,787
The New York Times Co. Class A	11,422	150,999
Nexstar Broadcasting Group, Inc. Class A	2,528	130,925
Radio One, Inc. Class D (b)	1,770	2,956
Saga Communications, Inc. Class A	307	13,348
Salem Communications Corp. Class A	828	6,475
Scholastic Corp.	2,186	79,614
Sinclair Broadcast Group, Inc. Class A (a)	5,671	155,159
Time, Inc.	9,098	223,902
Townsquare Media, Inc. (b)	683	9,016
World Wrestling Entertainment, Inc. Class A (a)	2,491	30,739

		1,684,299

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 3.1%
8x8, Inc. (b)	7,326	$67,106
ADTRAN, Inc.	4,665	101,697
Aerohive Networks, Inc. (a) (b)	733	3,518
Alliance Fiber Optic Products, Inc. (a)	1,066	15,468
Anixter International, Inc. (b)	2,241	198,239
Aruba Networks, Inc. (b)	8,811	160,184
Atlantic Tele-Network, Inc.	781	52,788
Black Box Corp.	1,320	31,548
CalAmp Corp. (b)	2,972	54,388
Calix, Inc. (b)	3,455	34,619
Ciena Corp. (b)	8,674	168,362
Cincinnati Bell, Inc. (b)	17,308	55,213
Clearfield, Inc. (a) (b)	974	11,990
Comtech Telecommunications Corp.	1,291	40,692
Comverse, Inc. (b)	1,911	35,889
Consolidated Communications Holdings, Inc. (a)	4,158	115,717
Contra Leap Wireless (c)	3,887	-
Cyan, Inc. (a) (b)	2,103	5,258
DigitalGlobe, Inc. (b)	6,228	192,881
EarthLink Holdings Corp.	8,464	37,157
Extreme Networks, Inc. (b)	7,772	27,435
Fairpoint Communications, Inc. (b)	1,786	25,379
Finisar Corp. (b)	8,540	165,761
General Communication, Inc. Class A (b)	2,967	40,796
Gigamon, Inc. (a) (b)	1,943	34,449
Globalstar, Inc. (a) (b)	21,871	60,145
Gogo, Inc. (a) (b)	4,621	76,385
GTT Communications, Inc. (b)	1,321	17,477
Harmonic, Inc. (b)	7,284	51,061
Hawaiian Telcom Holdco, Inc. (b)	850	23,435
IDT Corp. Class B	1,361	27,642
Infinera Corp. (b)	10,113	148,863
Inteliquent, Inc.	2,676	52,530
Intelsat SA (a) (b)	2,224	38,609
InterDigital, Inc.	3,068	162,297
Iridium Communications, Inc. (a) (b)	6,653	64,867
Ixia (b)	4,792	53,910
KVH Industries, Inc. (b)	1,338	16,926
Loral Space & Communications, Inc. (b)	1,079	84,928
Lumos Networks Corp.	1,618	27,215
Mastec, Inc. (b)	5,403	122,162
NETGEAR, Inc. (b)	2,837	100,940
NeuStar, Inc. Class A (a) (b)	4,628	128,658
NTELOS Holdings Corp. (a)	1,413	5,921
Numerex Corp. Class A (b)	1,246	13,781
Oclaro, Inc. (a) (b)	6,718	11,958
ORBCOMM, Inc. (b)	4,552	29,770
Parkervision, Inc. (a) (b)	6,844	6,227
Plantronics, Inc.	3,503	185,729
Polycom, Inc. (b)	11,407	153,995
Preformed Line Products Co.	230	12,565

	Number of Shares	Value
Premiere Global Services, Inc. (b)	4,070	$43,223
Procera Networks, Inc. (a) (b)	1,715	12,331
RF Micro Devices, Inc. (a) (b)	23,612	391,723
RigNet, Inc. (b)	1,013	41,563
Ruckus Wireless, Inc. (b)	5,362	64,451
Shenandoah Telecom Co.	1,985	62,031
ShoreTel, Inc. (b)	5,177	38,051
Sonus Networks, Inc. (b)	20,310	80,631
Spok Holdings, Inc.	1,832	31,804
TeleNav, Inc. (b)	2,224	14,834
Tessco Technologies, Inc.	481	13,949
Ubiquiti Networks, Inc. (a)	2,453	72,707
ViaSat, Inc. (a) (b)	3,414	215,184
Vonage Holdings Corp. (b)	14,522	55,329
Vringo, Inc. (a) (b)	5,217	2,870
West Corp.	3,176	104,808

		4,600,019

		9,919,466

Consumer, Cyclical — 13.1%
Advertising — 0.0%
Gaiam, Inc. Class A (b)	1,148	8,185

Airlines — 0.5%
Allegiant Travel Co.	1,135	170,625
Hawaiian Holdings, Inc. (a) (b)	3,706	96,541
JetBlue Airways Corp. (a) (b)	20,502	325,162
Republic Airways Holdings, Inc. (b)	4,157	60,651
SkyWest, Inc.	4,298	57,077
Virgin America, Inc. (b)	1,265	54,711

		764,767

Apparel — 0.8%
Crocs, Inc. (b)	6,812	85,082
G-III Apparel Group Ltd. (b)	1,584	160,000
Iconix Brand Group, Inc. (b)	3,971	134,180
Oxford Industries, Inc.	1,202	66,362
Perry Ellis International, Inc. (b)	967	25,074
Quiksilver, Inc. (a) (b)	10,576	23,373
Sequential Brands Group, Inc. (a) (b)	1,368	17,880
Skechers U.S.A., Inc. Class A (b)	3,227	178,292
Steven Madden Ltd. (b)	4,810	153,102
Unifi, Inc. (b)	1,214	36,092
Vince Holding Corp. (b)	943	24,650
Weyco Group, Inc.	560	16,615
Wolverine World Wide, Inc.	8,369	246,635

		1,167,337

Auto Manufacturers — 0.0%
Wabash National Corp. (b)	5,692	70,353

Automotive & Parts — 1.2%
Accuride Corp. (b)	3,337	14,483
American Axle & Manufacturing Holdings, Inc. (b)	5,568	125,781
Commercial Vehicle Group, Inc. (b)	2,225	14,818

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cooper Tire & Rubber Co.	4,788	$165,904
Cooper-Standard Holding, Inc. (b)	1,129	65,347
Dana Holding Corp.	13,976	303,838
Dorman Products, Inc. (a) (b)	2,228	107,546
Douglas Dynamics, Inc.	1,840	39,431
Federal-Mogul Corp. (b)	2,358	37,940
Fuel Systems Solutions, Inc. (b)	1,182	12,931
Gentherm, Inc. (b)	2,912	106,637
Meritor, Inc. (b)	8,076	122,351
Miller Industries, Inc.	949	19,730
Modine Manufacturing Co. (b)	3,964	53,910
Motorcar Parts of America, Inc. (b)	1,486	46,200
Remy International, Inc. (a)	2,540	53,137
Spartan Motors, Inc.	2,965	15,596
Standard Motor Products, Inc.	1,633	62,250
Strattec Security Corp.	278	22,957
Superior Industries International, Inc.	1,943	38,452
Tenneco, Inc. (b)	5,023	284,352
Titan International, Inc. (a)	3,739	39,746
Tower International, Inc. (b)	1,738	44,406

		1,797,743

Distribution & Wholesale — 0.9%
Beacon Roofing Supply, Inc. (b)	4,069	113,118
Core-Mark Holding Co., Inc.	1,897	117,481
Houston Wire & Cable Co.	1,449	17,316
MWI Veterinary Supply, Inc. (b)	1,061	180,275
Owens & Minor, Inc.	5,195	182,396
Pool Corp.	3,715	235,680
Rentrak Corp. (b)	826	60,149
ScanSource, Inc. (b)	2,350	94,376
Speed Commerce, Inc. (a) (b)	3,592	11,099
United Stationers, Inc.	3,251	137,062
Watsco, Inc.	2,125	227,375

		1,376,327

Entertainment — 0.8%
AMC Entertainment Holdings, Inc. Class A	1,700	44,506
Ascent Media Corp. Series A (b)	1,147	60,711
Carmike Cinemas, Inc. (b)	2,004	52,645
Churchill Downs, Inc.	1,105	105,306
Empire Resorts, Inc. (b)	1,155	8,963
Eros International PLC (b)	1,797	38,025
International Speedway Corp. Class A	2,296	72,668
Isle of Capri Casinos, Inc. (b)	1,847	15,459
Marriott Vacations Worldwide Corp.	2,209	164,659
National CineMedia, Inc.	5,019	72,123
Penn National Gaming, Inc. (b)	6,501	89,259
Pinnacle Entertainment, Inc. (a) (b)	4,923	109,537
Reading International, Inc. Series A (b)	1,459	19,346
Scientific Games Corp. Class A (a) (b)	4,189	53,326

	Number of Shares	Value
Speedway Motorsports, Inc.	959	$20,973
Vail Resorts, Inc.	2,981	271,659

		1,199,165

Home Builders — 0.7%
Beazer Homes USA, Inc. (b)	2,170	42,011
Cavco Industries, Inc. (b)	732	58,026
Century Communities, Inc. (b)	345	5,962
Hovnanian Enterprises, Inc. Class A (a) (b)	9,498	39,227
Installed Building Products, Inc. (b)	759	13,525
KB Home (a)	6,917	114,476
LGI Homes, Inc. (b)	1,146	17,098
M.D.C. Holdings, Inc. (a)	3,215	85,101
M/I Homes, Inc. (b)	1,968	45,185
Meritage Home Corp. (b)	3,233	116,356
The New Home Co., Inc. (b)	741	10,730
The Ryland Group, Inc.	3,871	149,266
Standard Pacific Corp. (b)	11,943	87,065
TRI Pointe Homes, Inc. (b)	12,096	184,464
UCP, Inc. Class A (b)	594	6,237
WCI Communities, Inc. (b)	954	18,679
William Lyon Homes Class A (b)	1,471	29,817
Winnebago Industries, Inc.	2,257	49,112

		1,072,337

Home Furnishing — 0.3%
American Woodmark Corp. (b)	1,015	41,047
DTS, Inc. (b)	1,402	43,111
Ethan Allen Interiors, Inc.	2,081	64,449
Flexsteel Industries, Inc.	418	13,481
Kimball International, Inc. Class B	2,875	26,220
La-Z-Boy, Inc.	4,316	115,841
Norcraft Cos., Inc. (b)	638	12,313
Universal Electronics, Inc. (b)	1,311	85,254
VOXX International Corp. (b)	1,717	15,041

		416,757

Housewares — 0.1%
Libbey, Inc. (b)	1,787	56,183
Lifetime Brands, Inc.	892	15,342
National Presto Industries, Inc. (a)	416	24,145

		95,670

Leisure Time — 0.7%
Arctic Cat, Inc.	1,064	37,772
Black Diamond, Inc. (b)	1,902	16,642
Brunswick Corp.	7,637	391,473
Callaway Golf Co.	6,478	49,881
ClubCorp Holdings, Inc.	1,835	32,902
Diamond Resorts International, Inc. (b)	2,920	81,468
Escalade, Inc.	866	13,068
Fox Factory Holding Corp. (b)	927	15,045
Interval Leisure Group, Inc.	3,280	68,519
Johnson Outdoors, Inc.	420	13,104

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Life Time Fitness, Inc. (b)	3,372	$190,923
Malibu Boats, Inc. (b)	649	12,506
Marine Products Corp.	816	6,887
Nautilus, Inc. (b)	2,603	39,513
Travelport Worldwide Ltd. (a)	2,477	44,586

		1,014,289

Lodging — 0.3%
Belmond Ltd. (b)	7,984	98,762
Boyd Gaming Corp. (b)	6,412	81,945
Caesars Entertainment Corp. (a) (b)	4,248	66,651
Intrawest Resorts Holdings, Inc. (b)	1,117	13,337
La Quinta Holdings, Inc. (b)	3,641	80,321
Marcus Corp.	1,545	28,598
Monarch Casino & Resort, Inc. (b)	837	13,886
Morgans Hotel Group Co. (b)	2,345	18,385

		401,885

Office Furnishings — 0.4%
Herman Miller, Inc.	4,872	143,383
HNI Corp.	3,720	189,943
Interface, Inc.	5,486	90,355
Knoll, Inc.	3,995	84,574
Steelcase, Inc. Class A	6,818	122,383

		630,638

Retail — 6.0%
Aeropostale, Inc. (a) (b)	6,250	14,500
America’s Car-Mart, Inc. (b)	661	35,284
American Eagle Outfitters, Inc. (a)	16,045	222,705
ANN, Inc. (b)	3,865	140,995
Asbury Automotive Group, Inc. (b)	2,529	192,002
Barnes & Noble, Inc. (b)	3,382	78,530
bebe stores, Inc.	2,402	5,260
Big 5 Sporting Goods Corp.	1,499	21,930
Biglari Holdings, Inc. (b)	144	57,529
BJ’s Restaurants, Inc. (b)	1,792	89,976
Bloomin’ Brands, Inc. (b)	6,371	157,746
Bob Evans Farms, Inc. (a)	2,036	104,202
The Bon-Ton Stores, Inc. (a)	1,096	8,121
Boot Barn Holdings, Inc. (b)	480	8,736
Bravo Brio Restaurant Group, Inc. (b)	1,540	21,421
Brown Shoe Co., Inc.	3,603	115,836
The Buckle, Inc. (a)	2,323	122,004
Buffalo Wild Wings, Inc. (b)	1,560	281,393
Build-A-Bear Workshop, Inc. (b)	1,025	20,603
Burlington Stores, Inc. (b)	2,361	111,581
Carrols Restaurant Group, Inc. (b)	2,842	21,684
Casey’s General Stores, Inc.	3,174	286,676
Cash America International, Inc.	2,325	52,592
The Cato Corp. Class A	2,258	95,242
The Cheesecake Factory, Inc.	4,118	207,177
The Children’s Place Retail Store, Inc.	1,817	103,569
Christopher & Banks Corp. (b)	2,887	16,485

	Number of Shares	Value
Chuy’s Holdings, Inc. (b)	1,371	$26,968
Citi Trends, Inc. (b)	1,312	33,128
Columbia Sportswear Co.	2,262	100,749
Conn’s, Inc. (a) (b)	2,326	43,473
The Container Store Group, Inc. (a) (b)	1,448	27,700
Cracker Barrel Old Country Store, Inc.	1,570	220,993
Dave & Buster’s Entertainment, Inc. (a) (b)	560	15,288
Del Frisco’s Restaurant Group, Inc. (b)	1,952	46,340
Denny’s Corp. (b)	7,185	74,077
Destination Maternity Corp.	1,134	18,087
Destination XL Group, Inc. (b)	2,941	16,058
DineEquity, Inc.	1,370	141,987
El Pollo Loco Holdings, Inc. (a) (b)	723	14,438
Express, Inc. (b)	6,958	102,213
EZCORP, Inc. Class A (b)	4,315	50,701
Famous Dave’s of America, Inc. (a) (b)	358	9,405
Fiesta Restaurant Group, Inc. (b)	2,211	134,429
The Finish Line, Inc. Class A	3,979	96,729
First Cash Financial Services, Inc. (b)	2,388	132,940
Five Below, Inc. (b)	4,481	182,959
Francesca’s Holdings Corp. (b)	3,502	58,483
Fred’s, Inc. Class A	3,075	53,536
Freshpet, Inc. (a) (b)	994	16,958
Genesco, Inc. (b)	1,978	151,554
Group 1 Automotive, Inc.	1,998	179,061
Guess?, Inc.	5,075	106,981
The Habit Restaurants, Inc. Class A (a) (b)	475	15,366
Haverty Furniture Cos., Inc.	1,668	36,713
hhgregg, Inc. (a) (b)	889	6,730
Hibbett Sports, Inc. (a) (b)	2,137	103,495
HSN, Inc.	2,734	207,784
Ignite Restaurant Group, Inc. (b)	582	4,580
Insight Enterprises, Inc. (b)	3,378	87,456
Jack in the Box, Inc.	3,302	264,028
Jamba, Inc. (b)	1,390	20,975
Kirkland’s, Inc. (b)	1,170	27,659
Krispy Kreme Doughnuts, Inc. (b)	5,379	106,181
Lands’ End, Inc. (a) (b)	1,360	73,386
Lithia Motors, Inc. Class A	1,884	163,324
Lumber Liquidators Holdings, Inc. (a) (b)	2,264	150,126
MarineMax, Inc. (b)	2,047	41,042
Mattress Firm Holding Corp. (b)	1,237	71,845
The Men’s Wearhouse, Inc.	3,958	174,746
Movado Group, Inc.	1,537	43,605
Nathan’s Famous, Inc. (b)	257	20,560
New York & Co., Inc. (b)	2,101	5,547
Noodles & Co. (a) (b)	864	22,766
Office Depot, Inc. (b)	44,135	378,458
Pacific Sunwear of California, Inc. (b)	3,806	8,297
The Pantry, Inc. (b)	1,954	72,415
Papa John’s International, Inc.	2,526	140,951

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Papa Murphy’s Holdings, Inc. (b)	445	$5,171
PC Connection, Inc.	800	19,640
The PEP Boys-Manny, Moe & Jack (b)	4,504	44,229
Pier 1 Imports, Inc.	7,795	120,043
Popeyes Louisiana Kitchen, Inc. (b)	1,950	109,726
Potbelly Corp. (a) (b)	1,261	16,229
PriceSmart, Inc.	1,543	140,752
Red Robin Gourmet Burgers, Inc. (b)	1,180	90,831
Regis Corp. (b)	3,603	60,386
Restoration Hardware Holdings, Inc. (a) (b)	2,573	247,034
Roundy’s, Inc.	3,278	15,866
Ruby Tuesday, Inc. (b)	5,128	35,076
Rush Enterprises, Inc. Class A (b)	2,836	90,894
Ruth’s Hospitality Group, Inc.	2,979	44,685
Sears Hometown & Outlet Stores, Inc. (a) (b)	971	12,769
Select Comfort Corp. (b)	4,477	121,013
Shoe Carnival, Inc.	1,270	32,626
Sonic Automotive, Inc. Class A	3,291	88,989
Sonic Corp.	4,483	122,072
Sportsman’s Warehouse Holdings, Inc. (b)	746	5,461
Stage Stores, Inc.	2,658	55,021
Stein Mart, Inc.	2,314	33,831
Systemax, Inc. (b)	986	13,311
Texas Roadhouse, Inc.	5,748	194,052
Tile Shop Holdings, Inc. (a) (b)	2,236	19,856
Tilly’s, Inc. (b)	823	7,975
Titan Machinery, Inc. (a) (b)	1,423	19,837
Tuesday Morning Corp. (b)	3,587	77,838
Vera Bradley, Inc. (a) (b)	1,805	36,786
Vitamin Shoppe, Inc. (b)	2,540	123,393
West Marine, Inc. (b)	1,450	18,734
Winmark Corp.	193	16,776
Zoe’s Kitchen, Inc. (a) (b)	483	14,447
Zumiez, Inc. (b)	1,712	66,135

		9,018,533

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	3,857	156,247
Wesco Aircraft Holdings, Inc. (b)	4,325	60,464

		216,711

Textiles — 0.3%
Culp, Inc.	727	15,761
Dixie Group, Inc. (b)	1,284	11,774
G&K Services, Inc. Class A	1,644	116,478
Tumi Holdings, Inc. (b)	4,179	99,168
UniFirst Corp.	1,214	147,440

		390,621

	Number of Shares	Value
Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc. (a) (b)	1,643	$11,172
LeapFrog Enterprises, Inc. (a) (b)	5,533	26,116

		37,288

		19,678,606

Consumer, Non-cyclical — 20.7%
Agriculture — 0.3%
22nd Century Group, Inc. (a) (b)	3,140	5,181
Alico, Inc.	249	12,457
Alliance One International, Inc. (b)	7,363	11,633
Limoneira Co.	903	22,557
Tejon Ranch Co. (b)	1,130	33,290
The Andersons, Inc.	2,328	123,710
Universal Corp. (a)	1,917	84,310
Vector Group Ltd. (a)	6,219	132,527

		425,665

Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a) (b)	688	199,203
Coca-Cola Bottling Co. Consolidated	392	34,508
Craft Brew Alliance, Inc. (b)	949	12,660
Farmer Bros Co. (b)	618	18,200
National Beverage Corp. (b)	925	20,923

		285,494

Biotechnology — 3.0%
Acceleron Pharma, Inc. (b)	1,379	53,726
Acorda Therapeutics, Inc. (b)	3,440	140,593
Aegerion Pharmaceuticals, Inc. (a) (b)	2,476	51,847
Affymetrix, Inc. (a) (b)	6,030	59,516
Agenus, Inc. (b)	5,064	20,104
Alder Biopharmaceuticals, Inc. (b)	679	19,752
AMAG Pharmaceuticals, Inc. (b)	1,809	77,100
ANI Pharmaceuticals, Inc. (b)	573	32,311
Applied Genetic Technologies Corp/DE (b)	478	10,048
Ardelyx, Inc. (b)	378	7,140
Arena Pharmaceuticals, Inc. (a) (b)	18,173	63,060
ARIAD Pharmaceuticals, Inc. (a) (b)	13,635	93,672
Atara Biotherapeutics, Inc. (b)	474	12,680
Avalanche Biotechnologies, Inc. (a) (b)	570	30,780
BioCryst Pharmaceuticals, Inc. (a) (b)	5,793	70,443
Biotime, Inc. (a) (b)	4,328	16,143
Bluebird Bio, Inc. (b)	1,797	164,821
Cambrex Corp. (b)	2,537	54,850
Celldex Therapeutics, Inc. (a) (b)	7,380	134,685
Cellular Dynamics International, Inc. (a) (b)	741	4,765
Coherus Biosciences, Inc. (b)	570	9,302
CryoLife, Inc.	2,416	27,373
CTI BioPharma Corp. (a) (b)	10,580	24,969

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cytokinetics, Inc. (b)	2,912	$23,325
CytRx Corp. (a) (b)	4,087	11,198
Dermira, Inc. (b)	650	11,772
Dicerna Pharmaceuticals, Inc. (a) (b)	264	4,348
Dynavax Technologies Corp. (a) (b)	2,192	36,957
Eleven Biotherapeutics, Inc. (b)	348	4,134
Enzo Biochem, Inc. (b)	2,818	12,512
Epizyme, Inc. (a) (b)	1,108	20,908
Exact Sciences Corp. (a) (b)	6,836	187,580
Exelixis, Inc. (a) (b)	14,878	21,424
Five Prime Therapeutics, Inc. (b)	1,426	38,502
Foundation Medicine, Inc. (a) (b)	1,195	26,553
Galena Biopharma, Inc. (a) (b)	9,258	13,980
Genocea Biosciences, Inc. (b)	292	2,044
Geron Corp. (a) (b)	12,981	42,188
Halozyme Therapeutics, Inc. (a) (b)	8,554	82,546
Idera Pharmaceuticals, Inc. (a) (b)	5,132	22,632
Immunogen, Inc. (a) (b)	7,100	43,310
Immunomedics, Inc. (a) (b)	7,054	33,859
Inovio Pharmaceuticals, Inc. (a) (b)	5,069	46,533
Insmed, Inc. (b)	4,096	63,365
Integra LifeSciences Holdings (b)	2,058	111,605
Intrexon Corp. (a) (b)	2,945	81,076
Ironwood Pharmaceuticals, Inc. (b)	9,873	151,254
Karyopharm Therapeutics, Inc. (a) (b)	1,147	42,932
KYTHERA Biopharmaceuticals, Inc. (a) (b)	1,449	50,251
Lexicon Pharmaceuticals, Inc. (a) (b)	17,949	16,332
Ligand Pharmaceuticals, Inc. Class B (a) (b)	1,609	85,615
Loxo Oncology, Inc. (a) (b)	286	3,361
MacroGenics, Inc. (b)	1,652	57,936
Marrone Bio Innovations, Inc. (a) (b)	1,075	3,881
Merrimack Pharmaceuticals, Inc. (a) (b)	8,115	91,700
Momenta Pharmaceuticals, Inc. (b)	4,046	48,714
Neuralstem, Inc. (a) (b)	5,650	15,368
NewLink Genetics Corp. (a) (b)	1,636	65,031
Novavax, Inc. (a) (b)	19,669	116,637
NPS Pharmaceuticals, Inc. (b)	8,777	313,953
Omeros Corp. (a) (b)	2,811	69,657
OncoMed Pharmaceuticals, Inc. (a) (b)	1,025	22,304
Oncothyreon, Inc. (b)	6,405	12,170
Organovo Holdings, Inc. (a) (b)	5,170	37,483
OvaScience, Inc. (a) (b)	1,274	56,336
Pacific Biosciences of California, Inc. (b)	4,621	36,229
PDL BioPharma, Inc. (a)	13,257	102,211
Peregrine Pharmaceuticals, Inc. (a) (b)	14,168	19,694
Prothena Corp. PLC (b)	2,234	46,378
PTC Therapeutics, Inc. (a) (b)	2,018	104,472
Puma Biotechnology, Inc. (b)	1,917	362,831
Regado Biosciences, Inc. (a) (b)	1,180	1,077
Repligen Corp. (b)	2,649	52,450
Retrophin, Inc. (a) (b)	1,799	22,020

	Number of Shares	Value
RTI Biologics, Inc. (b)	4,536	$23,587
Sage Therapeutics, Inc. (a) (b)	491	17,971
Sangamo Biosciences, Inc. (a) (b)	5,616	85,419
Second Sight Medical Products, Inc. (a) (b)	338	3,468
Sequenom, Inc. (a) (b)	9,629	35,627
Spectrum Pharmaceuticals, Inc. (a) (b)	5,605	38,843
Stemline Therapeutics, Inc. (a) (b)	978	16,685
Sunesis Pharmaceuticals, Inc. (a) (b)	3,904	9,955
Theravance Biopharma, Inc. (a) (b)	1,891	28,214
Ultragenyx Pharmaceutical, Inc. (b)	563	24,704
Veracyte, Inc. (b)	496	4,791
Verastem, Inc. (a) (b)	1,719	15,712
Versartis, Inc. (b)	604	13,560
XOMA Corp. (a) (b)	7,500	26,925
ZIOPHARM Oncology, Inc. (a) (b)	6,520	33,056

		4,508,825

Commercial Services — 5.3%
ABM Industries, Inc.	4,593	131,589
The Advisory Board Co. (b)	3,021	147,969
Albany Molecular Research, Inc. (b)	1,955	31,827
American Public Education, Inc. (b)	1,461	53,867
AMN Healthcare Services, Inc. (b)	3,836	75,186
Arrowhead Research Corp. (a) (b)	4,530	33,431
Barrett Business Services, Inc.	561	15,371
Bridgepoint Education, Inc. (b)	1,390	15,735
Bright Horizons Family Solutions, Inc. (b)	2,521	118,512
Capella Education Co.	902	69,418
Cardtronics, Inc. (b)	3,670	141,589
Care.com, Inc. (a) (b)	486	4,024
Career Education Corp. (b)	5,628	39,171
Carriage Services, Inc.	1,286	26,942
CBIZ, Inc. (b)	3,500	29,960
CDI Corp.	1,165	20,632
Cenveo, Inc. (a) (b)	4,035	8,474
Chemed Corp. (a)	1,441	152,270
Cimpress NV (a) (b)	2,747	205,585
Civeo Corp.	7,772	31,943
Collectors Universe	590	12,307
Convergys Corp.	8,360	170,293
The Corporate Executive Board Co.	2,788	202,214
Corporate Resource Services, Inc. (a) (b)	1,343	1,612
Corvel Corp. (b)	916	34,094
CRA International, Inc. (b)	813	24,650
Cross Country Healthcare, Inc. (b)	2,492	31,100
Deluxe Corp.	4,120	256,470
Electro Rent Corp.	1,345	18,884
Euronet Worldwide, Inc. (b)	4,205	230,854
EVERTEC, Inc.	5,410	119,723
ExamWorks Group, Inc. (a) (b)	2,862	119,031

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Exlservice Holdings, Inc. (b)	2,691	$77,259
Exponent, Inc.	1,076	88,770
Forrester Research, Inc.	900	35,424
Franklin Covey Co. (b)	891	17,250
FTI Consulting, Inc. (b)	3,367	130,067
Global Cash Access Holdings, Inc. (b)	5,344	38,210
Grand Canyon Education, Inc. (b)	3,849	179,594
Great Lakes Dredge & Dock Co. (b)	4,936	42,252
Green Dot Corp. Class A (b)	2,571	52,680
H&E Equipment Services, Inc.	2,585	72,613
The Hackett Group, Inc.	2,099	18,450
Healthcare Services Group, Inc.	5,788	179,023
HealthEquity, Inc. (b)	883	22,472
Heartland Payment Systems, Inc.	2,957	159,530
Heidrick & Struggles International, Inc.	1,530	35,267
Hill International, Inc. (b)	2,378	9,132
Hillenbrand, Inc.	5,178	178,641
HMS Holdings Corp. (b)	7,238	153,011
Huron Consulting Group, Inc. (b)	1,940	132,677
ICF International, Inc. (b)	1,645	67,412
INC Research Holdings, Inc. Class A (b)	773	19,858
Information Services Group, Inc. (b)	2,852	12,035
Insperity, Inc.	1,861	63,069
ITT Educational Services, Inc. (a) (b)	1,915	18,403
K12, Inc. (b)	2,923	34,696
Kelly Services, Inc. Class A	2,262	38,499
Kforce, Inc.	2,047	49,394
Korn/Ferry International (b)	4,100	117,916
Landauer, Inc.	808	27,585
LendingTree, Inc. (b)	512	24,750
Liberty Tax, Inc. (b)	291	10,400
LifeLock, Inc. (a) (b)	6,645	122,999
MAXIMUS, Inc.	5,584	306,227
McGrath RentCorp	2,131	76,418
Medifast, Inc. (b)	1,028	34,489
MoneyGram International, Inc. (b)	2,496	22,689
Monro Muffler Brake, Inc.	2,598	150,164
Monster Worldwide, Inc. (b)	7,355	33,980
Multi-Color Corp.	1,030	57,083
National Research Corp. Class A	878	12,283
Navigant Consulting, Inc. (b)	4,060	62,402
Neff Corp. Class A (b)	868	9,782
On Assignment, Inc. (b)	4,480	148,691
PAREXEL International Corp. (b)	4,693	260,743
Paylocity Holding Corp. (b)	696	18,173
Pendrell Corp. (b)	13,556	18,707
Performant Financial Corp. (b)	2,373	15,780
PHH Corp. (b)	4,192	100,440
PRG-Schultz International, Inc. (b)	2,255	12,899
Providence Service Corp. (b)	933	33,999
Quad/Graphics, Inc.	2,309	53,015
Rent-A-Center, Inc.	4,355	158,174
Resources Connection, Inc.	3,232	53,166

	Number of Shares	Value
RPX Corp. (b)	4,378	$60,329
ServiceSource International, Inc. (a) (b)	5,644	26,414
SFX Entertainment, Inc. (a) (b)	3,522	15,955
Sotheby’s	5,029	217,152
SP Plus Corp. (b)	1,311	33,077
Steiner Leisure Ltd. (b)	1,121	51,801
Strayer Education, Inc. (a) (b)	895	66,481
Team Health Holdings, Inc. (b)	5,794	333,329
Team, Inc. (b)	1,689	68,337
TeleTech Holdings, Inc. (b)	1,432	33,910
TriNet Group, Inc. (b)	1,295	40,508
TrueBlue, Inc. (b)	3,412	75,917
Universal Technical Institute, Inc.	1,750	17,220
Viad Corp.	1,687	44,975
Weight Watchers International, Inc. (a) (b)	2,286	56,784
WEX, Inc. (b)	3,198	316,346
Xoom Corp. (a) (b)	2,582	45,211

		7,947,115

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. (a) (b)	2,107	45,069
Inter Parfums, Inc.	1,374	37,716
Revlon, Inc. Class A (b)	955	32,623

		115,408

Foods — 1.8%
B&G Foods, Inc.	4,431	132,487
Boulder Brands, Inc. (b)	5,032	55,654
Cal-Maine Foods, Inc. (a)	2,562	99,995
Calavo Growers, Inc.	1,189	56,240
The Chefs’ Warehouse, Inc. (b)	1,532	35,297
Chiquita Brands International, Inc. (b)	3,897	56,351
Dean Foods Co.	7,717	149,555
Diamond Foods, Inc. (b)	1,809	51,068
Fairway Group Holdings Corp. (a) (b)	1,416	4,460
Fresh Del Monte Produce, Inc.	2,978	99,912
The Fresh Market, Inc. (a) (b)	3,533	145,560
Ingles Markets, Inc. Class A	1,108	41,096
Inventure Foods, Inc. (b)	1,242	15,823
J&J Snack Foods Corp.	1,222	132,917
John B Sanfilippo & Son, Inc.	670	30,485
Lancaster Colony Corp.	1,522	142,520
Lifeway Foods, Inc. (a) (b)	371	6,875
Post Holdings, Inc. (a) (b)	3,630	152,061
Sanderson Farms, Inc. (a)	1,904	159,984
Seaboard Corp. (b)	23	96,553
Seneca Foods Corp. Class A (b)	661	17,867
Senomyx, Inc. (a) (b)	3,398	20,422
Smart & Final Stores, Inc. (b)	1,113	17,507
Snyders-Lance, Inc.	3,930	120,061
SpartanNash Co.	3,113	81,374
SUPERVALU, Inc. (b)	16,729	162,271
Tootsie Roll Industries, Inc. (a)	1,522	46,649

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TreeHouse Foods, Inc. (b)	3,471	$296,875
United Natural Foods, Inc. (b)	4,094	316,568
Village Super Market Class A	560	15,327
Weis Markets, Inc.	907	43,373

		2,803,187

Health Care – Products — 3.4%
Abaxis, Inc.	1,853	105,306
ABIOMED, Inc. (b)	3,295	125,408
Accelerate Diagnostics, Inc. (a) (b)	1,886	36,192
Accuray, Inc. (a) (b)	6,418	48,456
AngioDynamics, Inc. (b)	2,044	38,856
AtriCure, Inc. (b)	2,267	45,249
Atrion Corp.	125	42,501
BioTelemetry, Inc. (b)	2,188	21,946
Cantel Medical Corp.	2,792	120,782
Cardiovascular Systems, Inc. (b)	2,288	68,823
Cepheid, Inc. (b)	5,755	311,576
Cerus Corp. (a) (b)	6,468	40,360
CONMED Corp.	2,243	100,845
Cyberonics, Inc. (b)	2,215	123,331
Cynosure Inc. Class A (b)	1,859	50,974
Dexcom, Inc. (b)	6,184	340,429
Endologix, Inc. (b)	5,286	80,823
Exactech, Inc. (b)	794	18,715
The Female Health Co.	1,637	6,417
GenMark Diagnostics, Inc. (b)	3,442	46,846
Genomic Health, Inc. (a) (b)	1,381	44,151
Globus Medical, Inc. Class A (b)	5,426	128,976
Haemonetics Corp. (b)	4,297	160,794
Hanger, Inc. (b)	2,908	63,685
HeartWare International, Inc. (b)	1,403	103,022
ICU Medical, Inc. (b)	1,107	90,663
Inogen, Inc. (b)	458	14,367
Insulet Corp. (b)	4,575	210,724
Intersect ENT, Inc. (b)	449	8,329
Invacare Corp.	2,612	43,777
K2M Group Holdings, Inc. (b)	772	16,112
LDR Holding Corp. (b)	1,372	44,974
Luminex Corp. (b)	3,097	58,100
Masimo Corp. (b)	3,690	97,195
Merge Healthcare, Inc. (b)	5,820	20,719
Meridian Bioscience, Inc.	3,439	56,606
Merit Medical Systems, Inc. (b)	3,563	61,747
MiMedx Group, Inc. (a) (b)	7,690	88,666
NanoString Technologies, Inc. (b)	854	11,896
Natus Medical, Inc. (b)	2,651	95,542
Navidea Biopharmaceuticals, Inc. (a) (b)	12,454	23,538
NuVasive, Inc. (b)	3,843	181,236
NxStage Medical, Inc. (b)	5,066	90,833
Ocular Therapeutix, Inc. (b)	440	10,349
OraSure Technologies, Inc. (b)	4,615	46,796

	Number of Shares	Value
Orthofix International NV (b)	1,542	$46,353
Oxford Immunotec Global PLC (b)	1,074	14,628
PhotoMedex, Inc. (a) (b)	944	1,444
Quidel Corp. (a) (b)	2,353	68,049
Rockwell Medical Technologies, Inc. (b)	3,880	39,886
Sientra, Inc. (b)	479	8,042
Spectranetics Corp. (b)	3,432	118,679
Staar Surgical Co. (b)	3,209	29,234
Steris Corp.	4,872	315,949
SurModics, Inc. (b)	1,087	24,023
Symmetry Surgical, Inc. (b)	739	5,757
Tandem Diabetes Care, Inc. (a) (b)	641	8,141
Thoratec Corp. (b)	4,686	152,108
Tornier BV (b)	2,935	74,842
TransEnterix, Inc. (a) (b)	2,013	5,858
TriVascular Technologies, Inc. (a) (b)	567	7,127
Unilife Corp. (a) (b)	9,005	30,167
Utah Medical Products, Inc.	307	18,435
Vascular Solutions, Inc. (b)	1,412	38,350
Volcano Corp. (b)	4,231	75,650
West Pharmaceutical Services, Inc.	5,828	310,283
Wright Medical Group, Inc. (b)	4,121	110,731
Zeltiq Aesthetics, Inc. (a) (b)	2,401	67,012

		5,117,380

Health Care – Services — 1.7%
AAC Holdings, Inc. (b)	476	14,718
Acadia Healthcare Co., Inc. (b)	3,529	216,010
Addus HomeCare Corp. (b)	528	12,815
Adeptus Health, Inc. Class A (a) (b)	484	18,102
Air Methods Corp. (b)	3,232	142,305
Alliance HealthCare Services, Inc. (b)	380	7,976
Almost Family, Inc. (b)	687	19,889
Amedisys, Inc. (b)	2,255	66,184
AmSurg Corp. (b)	3,491	191,062
Bio-Reference Laboratories, Inc. (a) (b)	2,026	65,095
Capital Senior Living Corp. (b)	2,395	59,659
Catalent, Inc. (b)	4,037	112,552
Civitas Solutions, Inc. (b)	973	16,570
The Ensign Group, Inc.	1,647	73,110
Five Star Quality Care, Inc. (b)	3,640	15,106
Gentiva Health Services, Inc. (b)	2,633	50,159
HealthSouth Corp.	7,267	279,489
Healthways, Inc. (b)	2,641	52,503
The IPC Hospitalist Co. (b)	1,414	64,888
Kindred Healthcare, Inc.	5,781	105,099
LHC Group, Inc. (b)	990	30,868
Magellan Health, Inc. (b)	2,271	136,328
Molina Healthcare, Inc. (b)	2,489	133,236
National Healthcare Corp.	855	53,728
NeoStem, Inc. (a) (b)	2,029	7,649
RadNet, Inc. (b)	2,646	22,597

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Roka Bioscience, Inc. (a) (b)	421	$1,857
Select Medical Holdings Corp.	6,495	93,528
Skilled Healthcare Group, Inc. Class A (b)	1,957	16,771
Surgical Care Affiliates, Inc. (a) (b)	1,047	35,232
T2 Biosystems, Inc. (a) (b)	458	8,812
Triple-S Management Corp. Class B (b)	2,018	48,250
U.S. Physical Therapy, Inc.	1,008	42,296
Universal American Corp. (b)	3,564	33,074
Vocera Communications, Inc. (b)	1,885	19,642
WellCare Health Plans, Inc. (b)	3,620	297,057

		2,564,216

Household Products — 0.4%
Acco Brands Corp. (b)	9,419	84,865
Central Garden & Pet Co. Class A (b)	3,599	34,371
CSS Industries, Inc.	754	20,841
Ennis, Inc.	2,207	29,728
Helen of Troy Ltd. (b)	2,355	153,216
Prestige Brands Holdings, Inc. (b)	4,279	148,567
Skullcandy, Inc. (b)	1,648	15,145
WD-40 Co.	1,235	105,074

		591,807

Pharmaceuticals — 4.5%
Acadia Pharmaceuticals, Inc. (a) (b)	6,508	206,629
AcelRx Pharmaceuticals, Inc. (a) (b)	2,097	14,113
Achaogen, Inc. (b)	527	6,877
Achillion Pharmaceuticals, Inc. (b)	7,994	97,927
Actinium Pharmaceuticals, Inc. (b)	1,684	9,919
Adamas Pharmaceuticals, Inc. (b)	222	3,856
Aerie Pharmaceuticals, Inc. (b)	865	25,249
Agios Pharmaceuticals, Inc. (a) (b)	1,209	135,456
Akebia Therapeutics, Inc. (a) (b)	659	7,671
Akorn, Inc. (b)	5,147	186,321
Alimera Sciences, Inc. (a) (b)	2,207	12,227
Amphastar Pharmaceuticals, Inc. (b)	707	8,208
Ampio Pharmaceuticals, Inc. (a) (b)	3,309	11,350
Anacor Pharmaceuticals, Inc. (b)	2,721	87,752
Anika Therapeutics, Inc. (b)	1,205	49,092
Antares Pharma, Inc. (a) (b)	9,426	24,225
Aratana Therapeutics, Inc. (b)	2,441	43,499
Array Biopharma, Inc. (b)	10,247	48,468
Auspex Pharmaceuticals, Inc. (a) (b)	768	40,305
Auxilium Pharmaceuticals, Inc. (a) (b)	4,147	142,595
AVANIR Pharmaceuticals, Inc. (b)	15,910	269,674
Bio-Path Holdings, Inc. (a) (b)	5,476	14,566
BioDelivery Sciences International, Inc. (b)	3,482	41,854
BioScrip, Inc. (a) (b)	5,551	38,801
Biospecifics Technologies Corp. (b)	327	12,629
Calithera Biosciences, Inc. (a) (b)	662	13,372
Cara Therapeutics, Inc. (b)	404	4,028
Cempra, Inc. (a) (b)	2,039	47,937

	Number of Shares	Value
ChemoCentryx, Inc. (a) (b)	2,294	$15,668
Chimerix, Inc. (a) (b)	2,496	100,489
Clovis Oncology, Inc. (a) (b)	2,039	114,184
Contra Furiex Pharmaceuticals (c)	544	-
Corcept Therapeutics, Inc. (a) (b)	4,525	13,575
Cytori Therapeutics, Inc. (a) (b)	4,755	2,324
DepoMed, Inc. (b)	4,788	77,135
Derma Sciences, Inc. (a) (b)	1,895	17,642
Diplomat Pharmacy, Inc. (b)	1,266	34,650
Dyax Corp. (b)	11,211	157,627
Egalet Corp. (b)	264	1,502
Emergent Biosolutions, Inc. (b)	2,415	65,760
Enanta Pharmaceuticals, Inc. (a) (b)	856	43,528
Endocyte, Inc. (a) (b)	2,980	18,744
Esperion Therapeutics, Inc. (a) (b)	484	19,573
FibroGen, Inc. (b)	772	21,106
Flexion Therapeutics, Inc. (b)	500	10,095
Galectin Therapeutics, Inc. (a) (b)	1,306	4,532
Heron Therapeutics, Inc. (b)	1,991	20,029
Hyperion Therapeutics, Inc. (b)	1,086	26,064
IGI Laboratories, Inc. (a) (b)	2,661	23,417
Immune Design Corp. (a) (b)	466	14,343
Impax Laboratories, Inc. (b)	5,783	183,205
Infinity Pharmaceuticals, Inc. (b)	4,014	67,796
Insys Therapeutics, Inc. (b)	842	35,499
Intra-Cellular Therapies, Inc. (a) (b)	1,395	24,622
Isis Pharmaceuticals, Inc. (a) (b)	9,705	599,187
Keryx Biopharmaceuticals, Inc. (a) (b)	7,555	106,903
Kindred Biosciences, Inc. (b)	780	5,811
Kite Pharma, Inc. (a) (b)	778	44,867
Lannett Co., Inc. (b)	2,124	91,077
Liberator Medical Holdings, Inc. (a)	2,410	6,989
MannKind Corp. (a) (b)	18,839	98,245
The Medicines Co. (b)	5,371	148,616
Mirati Therapeutics, Inc. (a) (b)	548	10,149
Nanoviricides, Inc. (a) (b)	3,308	8,998
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	748	21,071
Nature’s Sunshine Products, Inc.	911	13,501
Nektar Therapeutics (b)	10,487	162,549
Neogen Corp. (b)	3,027	150,109
Neurocrine Biosciences, Inc. (b)	6,266	139,982
Nevro Corp. (b)	664	25,677
Northwest Biotherapeutics, Inc. (a) (b)	3,241	17,339
Nutraceutical International Corp. (b)	725	15,631
Ohr Pharmaceutical, Inc. (a) (b)	1,709	14,253
Omega Protein Corp. (b)	1,691	17,874
Omthera Pharmaceuticals, Inc. (c)	428	-
Ophthotech Corp. (a) (b)	1,161	52,094
Opko Health, Inc. (a) (b)	16,261	162,447
Orexigen Therapeutics, Inc. (a) (b)	10,123	61,345
Osiris Therapeutics, Inc. (a) (b)	1,522	24,337
Otonomy, Inc. (b)	602	20,065

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pacira Pharmaceuticals, Inc. (b)	2,943	$260,926
Pain Therapeutics, Inc. (b)	2,757	5,597
Pernix Therapeutics Holdings (b)	2,707	25,419
PetMed Express, Inc. (a)	1,732	24,889
PharMerica Corp. (b)	2,483	51,423
Phibro Animal Health Corp. Class A	1,229	38,775
Portola Pharmaceuticals, Inc. (b)	3,528	99,913
Pozen, Inc. (b)	2,220	17,760
PRA Health Sciences, Inc. (b)	1,615	39,115
Progenics Pharmaceuticals, Inc. (a) (b)	5,751	43,478
Radius Health, Inc. (b)	624	24,280
Raptor Pharmaceutical Corp. (a) (b)	5,264	55,377
Receptos, Inc. (b)	1,811	221,866
Regulus Therapeutics, Inc. (a) (b)	1,275	20,451
Relypsa, Inc. (b)	1,397	43,028
Repros Therapeutics, Inc. (b)	2,065	20,588
Revance Therapeutics, Inc. (a) (b)	659	11,163
Rigel Pharmaceuticals, Inc. (b)	7,050	16,004
Sagent Pharmaceuticals, Inc. (b)	1,826	45,851
Sarepta Therapeutics, Inc. (a) (b)	3,426	49,574
SciClone Pharmaceuticals, Inc. (b)	4,156	36,407
Sucampo Pharmaceuticals, Inc. Class A (b)	1,503	21,463
Supernus Pharmaceuticals, Inc. (a) (b)	2,379	19,746
Synageva BioPharma Corp. (a) (b)	1,766	163,867
Synergy Pharmaceuticals, Inc. (a) (b)	7,417	22,622
Synta Pharmaceuticals Corp. (a) (b)	5,349	14,175
Synutra International, Inc. (a) (b)	1,323	8,044
TESARO, Inc. (b)	1,594	59,281
Tetraphase Pharmaceuticals, Inc. (b)	2,154	85,535
TG Therapeutics, Inc. (a) (b)	2,268	35,925
TherapeuticsMD, Inc. (a) (b)	9,085	40,428
Theravance, Inc. (a)	6,805	96,291
Threshold Pharmaceuticals, Inc. (b)	4,215	13,404
Tokai Pharmaceuticals, Inc. (a) (b)	492	7,252
USANA Health Sciences, Inc. (b)	474	48,628
Vanda Pharmaceuticals, Inc. (a) (b)	3,285	47,041
Vitae Pharmaceuticals, Inc. (b)	466	7,754
Vital Therapies, Inc. (b)	498	12,415
VIVUS, Inc. (a) (b)	7,631	21,977
Xencor, Inc. (b)	1,218	19,537
Xenoport, Inc. (b)	4,860	42,622
Zafgen, Inc. (a) (b)	613	18,905
Zogenix, Inc. (a) (b)	9,064	12,418
ZS Pharma, Inc. (a) (b)	568	23,612

		6,731,651

		31,090,748

Diversified — 0.2%
Holding Company – Diversified — 0.2%
FCB Financial Holdings, Inc. (b)	713	17,568
Harbinger Group, Inc. (b)	6,844	96,911
Horizon Pharma Plc (a) (b)	5,375	69,284

	Number of Shares	Value
National Bank Holdings Corp. Class A	3,048	$59,162
Primoris Services Corp.	3,137	72,904
Resource America, Inc. Class A	1,274	11,517
Tiptree Financial Inc. (b)	601	4,868

		332,214

Energy — 3.1%
Coal — 0.2%
Alpha Natural Resources, Inc. (a) (b)	17,765	29,668
Arch Coal, Inc. (a)	17,154	30,534
Cloud Peak Energy, Inc. (b)	5,056	46,414
Hallador Energy Co.	791	8,709
SunCoke Energy, Inc.	5,544	107,221
Walter Energy, Inc. (a)	5,093	7,028
Westmoreland Coal Co. (b)	1,260	41,845

		271,419

Energy – Alternate Sources — 0.4%
Amyris, Inc. (a) (b)	2,066	4,256
Clean Energy Fuels Corp. (a) (b)	5,676	28,352
Enphase Energy, Inc. (a) (b)	1,484	21,206
FuelCell Energy, Inc. (a) (b)	18,648	28,718
FutureFuel Corp.	1,875	24,412
Green Plains Renewable Energy, Inc.	3,097	76,744
Headwaters, Inc. (b)	6,055	90,764
Pacific Ethanol, Inc. (a) (b)	1,906	19,689
Pattern Energy Group, Inc.	3,270	80,638
Plug Power, Inc. (a) (b)	13,346	40,038
Renewable Energy Group, Inc. (b)	2,900	28,159
REX American Resources Corp. (b)	508	31,481
Solazyme, Inc. (a) (b)	5,798	14,959
TerraForm Power, Inc. (a)	1,912	59,043
Vivint Solar, Inc. (b)	1,719	15,849

		564,308

Oil & Gas — 1.6%
Abraxas Petroleum Corp. (b)	7,479	21,988
Adams Resources & Energy, Inc.	198	9,890
Alon USA Energy, Inc.	2,218	28,102
American Eagle Energy Corp. (a) (b)	2,161	1,345
Apco Oil and Gas International, Inc. (b)	696	9,765
Approach Resources Inc. (a) (b)	3,156	20,167
Bill Barrett Corp. (b)	4,183	47,644
Bonanza Creek Energy, Inc. (b)	2,717	65,208
BPZ Resources, Inc. (a) (b)	9,458	2,733
Callon Petroleum Co. (b)	4,466	24,340
Carrizo Oil & Gas, Inc. (b)	3,762	156,499
Clayton Williams Energy, Inc. (b)	508	32,410
Comstock Resources, Inc. (a)	4,095	27,887
Contango Oil & Gas Co. (b)	1,457	42,603
Delek US Holdings, Inc.	4,906	133,836
Diamondback Energy, Inc. (b)	3,465	207,138
Eclipse Resources Corp. (a) (b)	2,459	17,287
Emerald Oil, Inc. (a) (b)	4,414	5,297

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy XXI Ltd. (a)	8,073	$26,318
Evolution Petroleum Corp.	1,624	12,066
EXCO Resources, Inc. (a)	12,278	26,643
FMSA Holdings, Inc. (a) (b)	2,078	14,380
FX Energy, Inc. (a) (b)	3,946	6,116
Gastar Exploration, Inc. (b)	5,714	13,771
Goodrich Petroleum Corp. (a) (b)	2,815	12,499
Halcon Resources Corp. (a) (b)	20,803	37,029
Harvest Natural Resources, Inc. (a) (b)	3,013	5,454
Hercules Offshore, Inc. (a) (b)	12,177	12,177
Isramco, Inc. (b)	68	9,384
Jones Energy, Inc. (a) (b)	922	10,520
Magnum Hunter Resources Corp. (a) (b)	16,474	51,728
Matador Resources Co. (b)	6,066	122,715
Midstates Petroleum Co., Inc. (a) (b)	3,005	4,538
Miller Energy Resources, Inc. (a) (b)	2,258	2,823
North Atlantic Drilling Ltd. (a)	5,929	9,664
Northern Oil and Gas, Inc. (a) (b)	5,173	29,227
Panhandle Oil and Gas, Inc.	1,168	27,191
Parker Drilling Co. (b)	9,671	29,690
Parsley Energy, Inc. (b)	4,400	70,224
PDC Energy, Inc. (b)	2,957	122,035
Penn Virginia Corp. (a) (b)	5,586	37,314
PetroQuest Energy, Inc. (b)	4,622	17,286
Profire Energy, Inc. (a) (b)	1,014	2,312
Quicksilver Resources, Inc. (a) (b)	9,120	1,808
Resolute Energy Corp. (a) (b)	6,290	8,303
Rex Energy Corp. (a) (b)	4,177	21,303
Rosetta Resources, Inc. (b)	5,088	113,513
RSP Permian, Inc. (b)	1,941	48,797
Sanchez Energy Corp. (a) (b)	4,296	39,910
SemGroup Corp. Class A	3,523	240,938
Stone Energy Corp. (b)	4,648	78,458
Swift Energy Co. (a) (b)	3,836	15,536
Synergy Resources Corp. (b)	5,506	69,045
TransAtlantic Petroleum Ltd. (b)	1,875	10,106
Trecora Resources (b)	1,621	23,829
Triangle Petroleum Corp. (a) (b)	5,575	26,649
VAALCO Energy, Inc. (b)	4,312	19,663
Vantage Drilling Co. (b)	16,010	7,826
Vertex Energy, Inc. (a) (b)	902	3,779
W&T Offshore, Inc.	2,971	21,807
Warren Resources, Inc. (b)	5,715	9,201
Western Refining, Inc.	4,394	166,005

		2,493,719

Oil & Gas Services — 0.9%
Basic Energy Services, Inc. (b)	2,532	17,749
C&J Energy Services, Inc. (b)	3,829	50,581
CARBO Ceramics, Inc. (a)	1,632	65,362
Dawson Geophysical Co.	779	9,527
Exterran Holdings, Inc.	4,834	157,492
Flotek Industries, Inc. (b)	4,450	83,348

	Number of Shares	Value
Forum Energy Technologies, Inc. (b)	4,930	$102,199
Geospace Technologies Corp. (b)	1,067	28,275
Glori Energy, Inc. (a) (b)	924	3,862
Gulf Island Fabrication, Inc.	1,173	22,744
Helix Energy Solutions Group, Inc. (b)	8,715	189,115
Hornbeck Offshore Services, Inc. (b)	3,005	75,035
Independence Contract Drilling, Inc. (b)	789	4,119
ION Geophysical Corp. (b)	10,017	27,547
Key Energy Services, Inc. (b)	10,462	17,472
Matrix Service Co. (b)	2,208	49,283
Mitcham Industries, Inc. (b)	1,042	6,179
Natural Gas Services Group, Inc. (b)	1,063	24,491
Newpark Resources, Inc. (b)	7,016	66,933
Pioneer Energy Services Corp. (b)	5,387	29,844
SEACOR Holdings, Inc. (b)	1,533	113,151
Tesco Corp.	2,916	37,383
TETRA Technologies, Inc. (b)	6,579	43,948
Thermon Group Holdings, Inc. (b)	2,647	64,031
Willbros Group, Inc. (b)	3,481	21,826

		1,311,496

		4,640,942

Financial — 23.5%
Banks — 7.2%
1st Source Corp.	1,243	42,647
American National Bankshares, Inc.	679	16,846
Ameris Bancorp	2,093	53,665
Ames National Corp.	681	17,665
Arrow Financial Corp. (a)	866	23,806
BancFirst Corp.	573	36,322
Banco Latinoamericano de Comercio Exterior SA	2,452	73,805
Bancorp, Inc. (b)	2,833	30,851
BancorpSouth, Inc.	7,927	178,437
Bank Mutual Corp.	4,021	27,584
Bank of Kentucky Financial Corp.	510	24,618
Bank of Marin Bancorp	477	25,085
Bank of the Ozarks, Inc.	6,572	249,210
Banner Corp.	1,620	69,692
BBCN Bancorp, Inc.	6,570	94,477
Blue Hills Bancorp, Inc. (b)	2,331	31,655
BNC Bancorp	1,704	29,326
Boston Private Financial Holdings, Inc.	6,596	88,848
Bridge Bancorp, Inc.	935	25,011
Bridge Capital Holdings (b)	792	17,725
Bryn Mawr Bank Corp.	1,135	35,525
C1 Financial, Inc. (b)	249	4,554
Camden National Corp.	600	23,904
Capital Bank Financial Corp. Class A (b)	1,856	49,741
Capital City Bank Group, Inc.	901	14,002
Cardinal Financial Corp.	2,670	52,946
Cascade Bancorp (b)	2,728	14,158

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cass Information Systems, Inc.	971	$51,706
Cathay General Bancorp	6,574	168,229
Centerstate Banks, Inc.	2,968	35,349
Central Pacific Financial Corp.	1,364	29,326
Century Bancorp, Inc. Class A	303	12,138
Chemical Financial Corp.	2,707	82,942
Citizens & Northern Corp.	1,005	20,773
City Holding Co. (a)	1,294	60,210
CNB Financial Corp.	1,203	22,255
CoBiz Financial, Inc.	2,962	38,891
Columbia Banking System, Inc.	4,735	130,733
Community Bank System, Inc.	3,350	127,735
Community Trust Bancorp, Inc.	1,312	48,032
CommunityOne Bancorp (b)	886	10,145
ConnectOne Bancorp, Inc.	1,861	35,359
CU Bancorp (b)	840	18,220
Customers Bancorp, Inc. (b)	2,115	41,158
CVB Financial Corp.	8,746	140,111
Eagle Bancorp, Inc. (b)	2,170	77,078
Enterprise Bancorp, Inc.	635	16,034
Enterprise Financial Services Corp.	1,657	32,693
F.N.B. Corp.	14,300	190,476
Fidelity Southern Corp.	1,340	21,587
Financial Institutions, Inc.	1,105	27,791
First BanCorp (b)	8,790	51,597
First Bancorp	1,677	30,974
First Bancorp, Inc.	827	14,960
First Busey Corp. Class A	5,974	38,891
First Business Financial Services, Inc.	326	15,619
First Citizens BancShares, Inc. Class A	624	157,741
First Commonwealth Financial Corp.	7,759	71,538
First Community Bancshares, Inc.	1,312	21,609
First Connecticut Bancorp, Inc.	1,315	21,461
First Financial Bancorp	4,757	88,433
First Financial Bankshares, Inc. (a)	5,292	158,125
First Financial Corp.	964	34,338
First Interstate Bancsystem, Inc.	1,489	41,424
First Merchants Corp.	2,970	67,567
First Midwest Bancorp, Inc.	6,210	106,253
First NBC Bank Holding Co. (b)	1,210	42,592
The First of Long Island Corp.	1,040	29,505
FirstMerit Corp.	13,636	257,584
Franklin Financial Corp. (b)	804	17,029
German American Bancorp Inc.	1,112	33,938
Glacier Bancorp, Inc.	6,159	171,035
Great Southern Bancorp, Inc.	872	34,592
Great Western Bancorp, Inc. (b)	1,518	34,595
Green Bancorp, Inc. (b)	359	4,322
Guaranty Bancorp	1,231	17,776
Hampton Roads Bankshares, Inc. (b)	2,626	4,412
Hancock Holding Co.	6,799	208,729
Hanmi Financial Corp.	2,638	57,535
Heartland Financial USA, Inc.	1,310	35,501

	Number of Shares	Value
Heritage Commerce Corp.	1,760	$15,541
Heritage Financial Corp.	2,537	44,524
Heritage Oaks Bancorp	1,870	15,689
Home Bancshares, Inc.	4,473	143,852
Horizon Bancorp	743	19,422
Hudson Valley Holding Corp.	1,184	32,157
IBERIABANK Corp.	2,589	167,897
Independent Bank Corp.	1,835	23,947
Independent Bank Corp.	1,962	83,993
Independent Bank Group, Inc.	760	29,686
International Bancshares Corp.	4,501	119,457
Lakeland Bancorp, Inc.	3,168	37,066
Lakeland Financial Corp.	1,363	59,250
LegacyTexas Financial Group, Inc.	3,306	78,848
Macatawa Bank Corp.	1,996	10,858
MainSource Financial Group, Inc.	1,721	36,003
MB Financial, Inc.	5,480	180,073
Mercantile Bank Corp.	1,432	30,101
Merchants Bancshares, Inc.	448	13,722
Metro Bancorp, Inc. (b)	1,189	30,819
MidSouth Bancorp, Inc.	705	12,225
MidWestOne Financial Group, Inc.	592	17,056
National Bankshares, Inc. (a)	579	17,596
National Penn Bancshares, Inc.	10,225	107,618
NBT Bancorp, Inc.	3,613	94,914
NewBridge Bancorp (b)	2,715	23,648
Northrim BanCorp, Inc.	564	14,799
Northwest Bancshares, Inc.	7,836	98,185
OFG Bancorp (a)	3,722	61,971
Old Line Bancshares, Inc.	640	10,125
Old National Bancorp	9,731	144,797
Opus Bank (b)	423	12,001
Pacific Continental Corp.	1,475	20,916
Palmetto Bancshares, Inc.	347	5,795
Park National Corp. (a)	1,054	93,258
Park Sterling Corp.	3,825	28,114
Peapack Gladstone Financial Corp.	1,017	18,876
Penns Woods Bancorp, Inc.	400	19,704
Peoples Bancorp, Inc.	1,145	29,690
Peoples Financial Services Corp. (a)	633	31,447
Pinnacle Financial Partners, Inc.	2,934	116,010
Preferred Bank	945	26,356
PrivateBancorp, Inc.	5,907	197,294
Prosperity Bancshares, Inc.	5,752	318,431
Renasant Corp.	2,604	75,334
Republic Bancorp, Inc. Class A	813	20,097
Republic First Bancorp, Inc. (b)	2,761	10,354
S&T Bancorp, Inc.	2,457	73,243
Sandy Spring Bancorp, Inc.	2,086	54,403
Seacoast Banking Corp. of Florida (b)	1,565	21,519
ServisFirst Bancshares, Inc.	144	4,745
Sierra Bancorp	1,012	17,771
Simmons First National Corp. Class A	1,355	55,081

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
South State Corp.	1,989	$133,422
Southside Bancshares, Inc.	1,982	57,297
Southwest Bancorp, Inc.	1,581	27,446
Square 1 Financial, Inc. Class A (b)	562	13,881
State Bank Financial Corp.	2,654	53,027
Stock Yards Bancorp, Inc.	1,229	40,975
Stonegate Bank	805	23,844
Suffolk Bancorp	947	21,506
Sun Bancorp, Inc. /NJ (b)	721	13,987
Susquehanna Bancshares, Inc.	15,484	207,950
Talmer Bancorp, Inc.	1,445	20,288
Texas Capital Bancshares, Inc. (b)	3,774	205,041
Tompkins Financial Corp.	1,226	67,798
TowneBank (a)	2,438	36,863
Trico Bancshares	1,880	46,436
Tristate Capital Holdings, Inc. (b)	1,823	18,668
Triumph Bancorp, Inc. (a) (b)	642	8,699
Trustco Bank Corp.	7,892	57,296
Trustmark Corp.	5,557	136,369
UMB Financial Corp.	3,115	177,212
Umpqua Holdings Corp.	13,738	233,683
Union Bankshares Corp.	3,820	91,986
United Bankshares, Inc. (a)	5,693	213,203
United Community Banks, Inc.	4,133	78,279
Univest Corp. of Pennsylvania	1,300	26,312
Valley National Bancorp (a)	18,652	181,111
Walker & Dunlop, Inc. (b)	1,489	26,117
Washington Trust Bancorp, Inc.	1,236	49,662
Webster Financial Corp.	7,446	242,218
WesBanco, Inc.	2,166	75,377
West Bancorporation, Inc.	1,300	22,126
Westamerica Bancorp. (a)	2,167	106,226
Western Alliance Bancorp (b)	6,227	173,111
Wilshire Bancorp, Inc.	5,809	58,845
Wintrust Financial Corp.	3,830	179,091
Yadkin Financial Corp. (b)	1,610	31,636

		10,844,017

Diversified Financial — 2.6%
Altisource Asset Management Corp. (a) (b)	117	36,284
Altisource Portfolio Solutions SA (a) (b)	1,097	37,068
Altisource Residential Corp.	4,720	91,568
Ashford, Inc. (b)	64	6,016
BGC Partners, Inc. Class A	14,362	131,412
Blackhawk Network Holdings, Inc. (a) (b)	4,341	168,431
Calamos Asset Management, Inc. Class A	1,394	18,568
CIFC Corp.	439	3,631
Cohen & Steers, Inc. (a)	1,599	67,286
Consumer Portfolio Services, Inc. (b)	1,778	13,086

	Number of Shares	Value
Cowen Group, Inc. Class A (b)	9,535	$45,768
Credit Acceptance Corp. (b)	532	72,570
Diamond Hill Investment Group, Inc.	238	32,854
Ellie Mae, Inc. (b)	2,323	93,663
Encore Capital Group, Inc. (a) (b)	2,121	94,172
Enova International, Inc. (b)	2,088	46,479
Evercore Partners, Inc. Class A	2,731	143,022
FBR & Co. (b)	693	17,041
Federal Agricultural Mortgage Corp. Class C	832	25,243
Fifth Street Asset Management, Inc. (b)	500	6,975
Financial Engines, Inc. (a)	4,247	155,228
First Financial Northwest	1,078	12,979
FXCM, Inc. (a)	3,762	62,336
Gain Capital Holdings, Inc.	1,911	17,237
GAMCO Investors, Inc. Class A	522	46,427
GFI Group, Inc.	6,419	34,984
Greenhill & Co., Inc.	2,336	101,850
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,198	31,278
Higher One Holdings, Inc. (b)	2,890	12,167
INTL. FCStone, Inc. (b)	1,233	25,363
Investment Technology Group, Inc. (b)	2,977	61,981
Janus Capital Group, Inc. (a)	12,344	199,109
JG Wentworth Co. (b)	902	9,615
KCG Holdings, Inc. Class A (b)	3,645	42,464
Ladder Capital Corp. (b)	1,225	24,022
Ladenburg Thalmann Financial Services, Inc. (a) (b)	8,390	33,140
Manning & Napier, Inc.	1,143	15,796
MarketAxess Holdings, Inc.	3,112	223,162
Marlin Business Services Corp.	720	14,782
Medley Management, Inc. Class A (a)	506	7,438
Moelis & Co.	592	20,679
Nelnet, Inc. Class A	1,714	79,410
NewStar Financial, Inc. (b)	2,141	27,405
Nicholas Financial, Inc. (b)	786	11,711
OM Asset Management Plc (b)	1,994	32,383
Oppenheimer Holdings, Inc. Class A	840	19,530
Outerwall, Inc. (a) (b)	1,561	117,418
PennyMac Financial Services, Inc. Class A (b)	1,128	19,514
Piper Jaffray Cos., Inc. (b)	1,345	78,131
PRA Group, Inc. (b)	4,131	239,309
Pzena Investment Management, Inc. Class A	1,003	9,488
RCS Capital Corp. (a)	773	9,462
Regional Management Corp. (b)	878	13,881
Silvercrest Asset Management Group, Inc.	529	8,279
Springleaf Holdings, Inc. (a) (b)	2,025	73,244
Stifel Financial Corp. (b)	5,398	275,406
Stonegate Mortgage Corp. (a) (b)	1,169	13,981

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SWS Group, Inc. (a) (b)	2,435	$16,826
Virtus Investment Partners, Inc.	584	99,566
WageWorks, Inc. (b)	2,897	187,059
Westwood Holdings Group, Inc.	607	37,525
WisdomTree Investments, Inc.	8,886	139,288
World Acceptance Corp. (a) (b)	650	51,642

		3,863,632

Insurance — 3.0%
Ambac Financial Group, Inc. (b)	3,719	91,116
American Equity Investment Life Holding Co.	6,132	178,993
AMERISAFE, Inc.	1,540	65,234
AmTrust Financial Services, Inc. (a)	2,479	139,444
Argo Group International Holdings Ltd.	2,155	119,538
Atlas Financial Holdings, Inc. (a) (b)	961	15,684
Baldwin & Lyons, Inc. Class B	757	19,515
Citizens, Inc. (a) (b)	3,725	28,310
CNO Financial Group, Inc.	16,921	291,380
Crawford & Co. Class B	2,289	23,531
Donegal Group, Inc. Class A	696	11,122
eHealth, Inc. (b)	1,468	36,583
EMC Insurance Group, Inc.	426	15,106
Employers Holdings, Inc.	2,601	61,150
Enstar Group Ltd. (b)	702	107,329
Essent Group Ltd. (b)	3,678	94,561
FBL Financial Group, Inc. Class A	793	46,018
Federated National Holding Co.	1,143	27,615
Fidelity & Guaranty Life	917	22,256
First American Financial Corp.	8,805	298,489
Global Indemnity PLC (b)	686	19,462
Greenlight Capital Re Ltd. Class A (b)	2,334	76,205
Hallmark Financial Services, Inc. (b)	1,226	14,822
HCI Group, Inc.	755	32,646
Heritage Insurance Holdings, Inc. (b)	525	10,201
Horace Mann Educators Corp.	3,351	111,186
Independence Holding Co.	564	7,868
Infinity Property & Casualty Corp.	946	73,088
Kansas City Life Insurance Co.	326	15,658
Kemper Corp.	3,836	138,518
Maiden Holdings Ltd.	4,146	53,027
Meadowbrook Insurance Group, Inc.	4,294	36,327
MGIC Investment Corp. (b)	27,950	260,494
Montpelier Re Holdings Ltd.	3,010	107,818
National General Holdings Corp.	2,941	54,732
National Interstate Corp.	593	17,671
National Western Life Insurance Co. Class A	180	48,465
The Navigators Group, Inc. (b)	863	63,292
NMI Holdings, Inc. (a) (b)	4,102	37,451
OneBeacon Insurance Group Ltd. Class A	1,905	30,861
The Phoenix Cos., Inc. (b)	475	32,713

	Number of Shares	Value
Platinum Underwriters Holdings Ltd.	2,048	$150,364
Primerica, Inc.	4,500	244,170
Radian Group, Inc.	15,764	263,574
RLI Corp.	3,528	174,283
Safety Insurance Group, Inc.	1,066	68,235
Selective Insurance Group, Inc.	4,629	125,770
State Auto Financial Corp. Class A	1,293	28,730
State National Cos., Inc.	2,161	25,889
Stewart Information Services Corp.	1,775	65,746
Symetra Financial Corp.	6,206	143,048
Third Point Reinsurance Ltd. (b)	4,665	67,596
Trupanion, Inc. (a) (b)	639	4,428
United Fire Group, Inc.	1,731	51,463
United Insurance Holdings Corp.	1,348	29,589
Universal Insurance Holdings, Inc.	2,576	52,679

		4,431,043

Investment Companies — 0.1%
Arlington Asset Investment Corp. (a)	1,852	49,282
Caesars Acquisition Co. Class A (b)	3,700	38,147
Home Loan Servicing Solutions Ltd. (a)	5,867	114,524

		201,953

Real Estate — 0.7%
Alexander & Baldwin, Inc.	4,020	157,825
AV Homes, Inc. (b)	942	13,725
Consolidated-Tomoka Land Co.	351	19,586
Forestar Real Esate Group, Inc. (b)	2,909	44,799
FRP Holdings, Inc. (b)	546	21,409
Geo Group, Inc. The (United States)	5,993	241,877
HFF, Inc.	2,707	97,235
Hilltop Holdings Inc. (b)	5,599	111,700
Kennedy-Wilson Holdings, Inc.	5,921	149,801
Marcus & Millichap, Inc. (b)	642	21,346
RE/MAX Holdings, Inc. Class A	907	31,065
Terreno Realty Corp.	3,543	73,092
The St. Joe Co. (a) (b)	5,207	95,757

		1,079,217

Real Estate Investment Trusts (REITS) — 8.5%
Acadia Realty Trust	5,279	169,086
AG Mortgage Investment Trust, Inc.	2,352	43,677
Agree Realty Corp.	1,452	45,143
Alexander’s, Inc.	174	76,069
American Assets Trust, Inc.	2,954	117,599
American Capital Mortgage Investment Corp.	4,207	79,260
American Realty Capital Healthcare Trust, Inc.	13,972	166,267
American Residential Properties, Inc. (b)	2,702	47,474
AmREIT, Inc. Class B	1,599	42,437
Anworth Mortgage Asset Corp.	9,265	48,641
Apollo Commercial Real Estate Finance, Inc.	3,790	62,004

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apollo Residential Mortgage, Inc.	2,592	$40,876
Ares Commercial Real Estate Corp.	2,423	27,816
Armada Hoffler Properties, Inc.	2,125	20,166
ARMOUR Residential REIT, Inc. (a)	29,477	108,475
Ashford Hospitality Prime, Inc.	2,113	36,259
Ashford Hospitality Trust	5,800	60,784
Associated Estates Realty Corp.	4,749	110,224
Aviv REIT, Inc.	1,634	56,340
Campus Crest Communities, Inc.	5,248	38,363
Capstead Mortgage Corp. (a)	7,886	96,840
CareTrust REIT, Inc.	2,139	26,374
Catchmark Timber Trust, Inc. Class A	1,572	17,795
Cedar Realty Trust, Inc.	6,454	47,372
Chambers Street Properties	19,565	157,694
Chatham Lodging Trust	2,802	81,174
Chesapeake Lodging Trust	4,527	168,450
Colony Financial, Inc.	8,860	211,045
CorEnergy Infrastructure Trust, Inc. (a)	3,893	25,227
Coresite Realty Corp.	1,733	67,674
Cousins Properties, Inc.	18,175	207,559
CubeSmart	13,360	294,855
CYS Investments, Inc.	13,356	116,464
DCT Industrial Trust, Inc.	6,784	241,917
DiamondRock Hospitality Co.	16,131	239,868
DuPont Fabros Technology, Inc.	5,258	174,776
Dynex Capital, Inc.	4,526	37,340
Eastgroup Properties	2,584	163,619
Education Realty Trust, Inc.	3,821	139,810
Empire State Realty Trust, Inc. Class A	7,537	132,500
EPR Properties	4,715	271,725
Equity One, Inc.	5,037	127,738
Excel Trust, Inc.	5,039	67,472
FelCor Lodging Trust, Inc.	10,270	111,121
First Industrial Realty Trust, Inc.	9,094	186,973
First Potomac Realty Trust	4,863	60,107
Franklin Street Properties Corp.	7,429	91,154
Getty Realty Corp.	2,113	38,478
Gladstone Commercial Corp.	1,570	26,957
Glimcher Realty Trust	11,960	164,330
Government Properties Income Trust	5,627	129,477
Gramercy Property Trust, Inc.	15,418	106,384
Hatteras Financial Corp.	7,937	146,279
Healthcare Realty Trust, Inc.	7,896	215,719
Hersha Hospitality Trust	16,561	116,424
Highwoods Properties, Inc.	7,421	328,602
Hudson Pacific Properties, Inc.	4,526	136,052
Inland Real Estate Corp.	7,178	78,599
Invesco Mortgage Capital, Inc.	10,160	157,074
Investors Real Estate Trust	9,266	75,703
iStar Financial, Inc. (b)	7,033	96,000
Kite Realty Group Trust	2,708	77,828
LaSalle Hotel Properties	9,216	372,972
Lexington Realty Trust (a)	16,975	186,386

	Number of Shares	Value
LTC Properties, Inc.	2,865	$123,682
Mack-Cali Realty Corp.	7,329	139,691
Medical Properties Trust, Inc.	14,231	196,103
Monmouth Real Estate Investment Corp. Class A	4,647	51,442
National Health Investors, Inc.	3,088	216,036
New Residential Investment Corp.	11,635	148,579
New York Mortgage Trust, Inc. (a)	8,684	66,954
New York REIT, Inc.	13,380	141,694
One Liberty Properties, Inc.	992	23,481
Owens Realty Mortgage, Inc.	919	13,463
Parkway Properties, Inc.	6,505	119,627
Pebblebrook Hotel Trust	5,893	268,898
Pennsylvania Real Estate Investment Trust	5,677	133,182
PennyMac Mortgage Investment Trust	6,099	128,628
Physicians Realty Trust	3,912	64,939
PS Business Parks, Inc.	1,601	127,344
QTS Realty Trust, Inc.	1,008	34,111
RAIT Financial Trust	6,845	52,501
Ramco-Gershenson Properties Trust	6,338	118,774
Redwood Trust, Inc.	6,854	135,024
Resource Capital Corp.	10,739	54,125
Retail Opportunity Investments Corp.	7,448	125,052
Rexford Industrial Realty, Inc.	3,789	59,525
RLJ Lodging Trust	10,795	361,956
Rouse Properties, Inc. (a)	3,078	57,005
Ryman Hospitality Properties, Inc. (a)	3,587	189,178
Sabra Health Care REIT, Inc.	4,478	135,997
Saul Centers, Inc.	811	46,381
Select, Inc. REIT	3,041	74,231
Silver Bay Realty Trust Corp.	3,200	52,992
Sovran Self Storage, Inc.	2,718	237,064
STAG Industrial, Inc.	4,677	114,587
Starwood Waypoint Residential Trust	3,233	85,254
STORE Capital Corp.	2,609	56,381
Strategic Hotels & Resorts, Inc. (b)	22,066	291,933
Summit Hotel Properties, Inc.	7,061	87,839
Sun Communities, Inc.	3,961	239,482
Sunstone Hotel Investors, Inc.	16,957	279,960
Trade Street Residential, Inc. (a)	1,590	12,227
UMH Properties, Inc.	1,781	17,009
Universal Health Realty Income Trust	1,004	48,312
Urstadt Biddle Properties, Inc. Class A	2,213	48,420
Walter Investment Management Corp. (a) (b)	3,127	51,627
Washington Real Estate Investment Trust	5,493	151,936
Western Asset Mortgage Capital Corp. (a)	3,458	50,833
Whitestone REIT	1,883	28,452

		12,676,778

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Savings & Loans — 1.4%
Anchor BanCorp Wisconsin, Inc. (b)	309	$10,642
Astoria Financial Corp.	7,185	95,992
Banc of California, Inc. (a)	2,743	31,462
BankFinancial Corp.	1,530	18,146
BBX Capital Corp. (b)	606	9,969
Beneficial Mutual Bancorp, Inc. (b)	2,460	30,184
Berkshire Hills Bancorp, Inc.	2,083	55,533
BofI Holding, Inc. (b)	1,174	91,349
Brookline Bancorp, Inc.	5,875	58,926
Capitol Federal Financial, Inc.	11,790	150,676
Charter Financial Corp.	1,479	16,935
Clifton Bancorp, Inc.	2,093	28,444
Dime Community Bancshares, Inc.	2,740	44,607
ESB Financial Corp.	1,070	20,266
EverBank Financial Corp.	7,521	143,350
First Defiance Financial Corp.	783	26,669
Flagstar Bancorp, Inc. (b)	1,725	27,134
Flushing Financial Corp.	2,524	51,162
Fox Chase Bancorp, Inc.	1,021	17,020
HomeStreet, Inc.	1,198	20,857
HomeTrust Bancshares, Inc. (b)	1,649	27,472
Investors Bancorp, Inc.	29,424	330,284
Kearny Financial Corp. (a) (b)	1,159	15,936
Meridian Bancorp, Inc. (b)	1,679	18,838
Meta Financial Group, Inc.	496	17,380
Northfield Bancorp, Inc.	4,245	62,826
OceanFirst Financial Corp.	1,111	19,043
Oritani Financial Corp.	3,816	58,766
Pacific Premier Bancorp, Inc. (b)	1,385	24,002
Provident Financial Services, Inc.	5,008	90,445
Sterling Bancorp/DE	6,895	99,150
Territorial Bancorp, Inc.	715	15,408
United Community Financial Corp.	4,122	22,135
United Financial Bancorp, Inc.	4,367	62,710
Washington Federal, Inc.	8,381	185,639
Waterstone Financial, Inc.	2,845	37,412
WSFS Financial Corp.	739	56,822

		2,093,591

		35,190,231

Industrial — 13.1%
Aerospace & Defense — 1.5%
AAR Corp.	3,264	90,674
Aerovironment, Inc. (b)	1,599	43,573
Astronics Corp. (b)	1,556	86,062
Cubic Corp.	1,697	89,330
Curtiss-Wright Corp.	3,972	280,384
Ducommun, Inc. (b)	860	21,741
Erickson Air-Crane, Inc. (a) (b)	465	3,878
Esterline Technologies Corp. (b)	2,624	287,800
GenCorp, Inc. (a) (b)	4,936	90,329
HEICO Corp.	5,488	331,475

	Number of Shares	Value
Kaman Corp.	2,249	$90,162
Kratos Defense & Security Solutions, Inc. (b)	3,544	17,791
LMI Aerospace, Inc. (b)	930	13,113
M/A-COM Technology Solutions Holdings, Inc. (b)	967	30,248
Moog, Inc. Class A (b)	3,412	252,590
Orbital Sciences Corp. (b)	4,999	134,423
SIFCO Industries, Inc.	194	5,655
Teledyne Technologies, Inc. (b)	3,090	317,467

		2,186,695

Building Materials — 1.0%
AAON, Inc.	3,481	77,940
Apogee Enterprises, Inc.	2,400	101,688
Aspen Aerogels, Inc. (a) (b)	346	2,761
Boise Cascade Co. (b)	3,251	120,775
Builders FirstSource, Inc. (b)	3,701	25,426
Comfort Systems USA, Inc.	3,155	54,014
Continental Building Products, Inc. (b)	973	17,251
Drew Industries, Inc. (b)	1,943	99,229
Gibraltar Industries, Inc. (b)	2,550	41,463
Louisiana-Pacific Corp. (b)	11,650	192,924
LSI Industries, Inc.	1,937	13,152
Masonite International Corp. (b)	2,425	149,040
NCI Building Systems, Inc. (b)	2,262	41,892
Nortek, Inc. (b)	753	61,241
Patrick Industries, Inc. (b)	691	30,390
PGT, Inc. (b)	3,910	37,653
Ply Gem Holdings, Inc. (b)	1,723	24,087
Quanex Building Products Corp.	3,119	58,575
Simpson Manufacturing Co., Inc.	3,398	117,571
Stock Building Supply Holdings, Inc. (b)	1,196	18,323
Trex Co., Inc. (b)	2,772	118,032
Universal Forest Products, Inc.	1,654	87,993
US Concrete, Inc. (b)	1,188	33,799

		1,525,219

Electrical Components & Equipment — 1.0%
Advanced Energy Industries, Inc. (b)	3,392	80,391
Belden, Inc.	3,598	283,558
Capstone Turbine Corp. (a) (b)	25,419	18,792
Encore Wire Corp.	1,713	63,946
EnerSys	3,873	239,042
Generac Holdings, Inc. (a) (b)	5,682	265,690
General Cable Corp.	4,037	60,151
GrafTech International Ltd. (b)	9,915	50,170
Graham Corp.	873	25,116
Greatbatch, Inc. (b)	2,048	100,967
Insteel Industries, Inc.	1,545	36,431
Littelfuse, Inc.	1,857	179,516
Powell Industries, Inc.	770	37,784
PowerSecure International Inc. (b)	1,792	20,877

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Revolution Lighting Technologies, Inc. (a) (b)	2,593	$3,501
TCP International Holdings Ltd. (a) (b)	547	3,364
Universal Display Corp. (a) (b)	3,351	92,990
Vicor Corp. (b)	1,379	16,686

		1,578,972

Electronics — 2.1%
American Science & Engineering, Inc.	650	33,735
Analogic Corp.	1,024	86,641
Applied Optoelectronics, Inc. (a) (b)	1,185	13,296
Badger Meter, Inc.	1,190	70,627
Bel Fuse, Inc. Class B	820	22,419
Benchmark Electronics, Inc. (b)	4,432	112,750
Brady Corp. Class A	3,959	108,239
Checkpoint Systems, Inc. (b)	3,501	48,069
Coherent, Inc. (b)	2,059	125,022
Control4 Corp. (a) (b)	975	14,986
CTS Corp.	2,820	50,281
CUI Global, Inc. (b)	1,740	12,963
Daktronics, Inc.	3,122	39,056
Electro Scientific Industries, Inc.	2,008	15,582
Fabrinet (b)	2,931	51,996
Faro Technologies, Inc. (b)	1,423	89,194
FEI Co.	3,487	315,050
Fluidigm Corp. (b)	2,318	78,186
II-VI, Inc. (b)	4,342	59,268
Imprivata, Inc. (a) (b)	455	5,915
InvenSense, Inc. (a) (b)	5,870	95,446
Itron, Inc. (b)	3,242	137,104
Kemet Corp. (b)	3,653	15,343
Kimball Electronics, Inc. (b)	2,162	25,987
Mesa Laboratories, Inc.	232	17,936
Methode Electronics, Inc.	3,131	114,313
Multi-Fineline Electronix, Inc. (b)	670	7,524
Newport Corp. (b)	3,295	62,967
NVE Corp. (b)	385	27,254
OSI Systems, Inc. (b)	1,643	116,275
Park Electrochemical Corp.	1,765	44,001
Plexus Corp. (b)	2,801	115,429
Rofin-Sinar Technologies, Inc. (b)	2,315	66,603
Rogers Corp. (b)	1,495	121,753
Sanmina Corp. (b)	6,794	159,863
Sparton Corp. (b)	872	24,712
Stoneridge, Inc. (b)	2,412	31,018
Taser International, Inc. (a) (b)	4,447	117,757
TTM Technologies, Inc. (b)	4,506	33,930
Turtle Beach Corp. (a) (b)	536	1,710
Viasystems Group, Inc. (b)	398	6,479
Vishay Precision Group, Inc. (b)	1,039	17,829
Watts Water Technologies, Inc. Class A	2,348	148,957
Woodward, Inc.	5,468	269,190

		3,132,655

	Number of Shares	Value
Engineering & Construction — 0.6%
Aegion Corp. (b)	3,134	$58,324
Argan, Inc.	1,037	34,885
Dycom Industries, Inc. (b)	2,801	98,287
EMCOR Group, Inc.	5,538	246,386
Engility Holdings, Inc. (b)	1,448	61,974
Granite Construction, Inc.	3,225	122,614
Layne Christensen Co. (a) (b)	1,598	15,245
McDermott International, Inc. (a) (b)	18,891	54,973
Mistras Group, Inc. (b)	1,404	25,735
MYR Group, Inc. (b)	1,718	47,073
Orion Marine Group, Inc. (b)	2,178	24,067
Sterling Construction Co., Inc. (b)	1,704	10,889
Tutor Perini Corp. (b)	3,078	74,087
VSE Corp.	342	22,538

		897,077

Environmental Controls — 0.5%
Advanced Emissions Solutions, Inc. (b)	1,768	40,293
Calgon Carbon Corp. (b)	4,391	91,245
Casella Waste Systems, Inc. Class A (b)	3,313	13,384
Ceco Environmental Corp.	1,821	28,298
Darling International, Inc. (b)	13,586	246,722
Energy Recovery, Inc. (a) (b)	3,280	17,286
Heritage-Crystal Clean, Inc. (b)	944	11,640
MSA Safety, Inc.	2,439	129,486
Nuverra Environmental Solutions, Inc. (a) (b)	1,213	6,732
Quest Resource Holding Corp. (a) (b)	974	1,403
Rentech, Inc. (b)	17,463	22,003
Tetra Technologies, Inc.	5,353	142,925
US Ecology, Inc.	1,778	71,333

		822,750

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	3,945	148,056

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.	1,559	61,284
Hyster-Yale Materials Handling, Inc.	848	62,074

		123,358

Machinery – Diversified — 1.0%
Alamo Group, Inc.	562	27,223
Albany International Corp. Class A	2,312	87,833
Altra Industrial Motion Corp.	2,238	63,537
Applied Industrial Technologies, Inc.	3,436	156,647
Briggs & Stratton Corp.	3,852	78,658
Chart Industries, Inc. (b)	2,519	86,150
Cognex Corp. (b)	7,167	296,212
Columbus McKinnon Corp.	1,677	47,023
DXP Enterprises, Inc. (b)	1,072	54,168
The ExOne Co. (a) (b)	787	13,222
Global Power Equipment Group, Inc.	1,368	18,892
Gorman-Rupp Co.	1,578	50,685

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hurco Cos., Inc.	525	$17,897
Intevac, Inc. (b)	2,036	15,820
iRobot Corp. (a) (b)	2,433	84,474
Kadant, Inc.	921	39,317
Lindsay Corp. (a)	1,001	85,826
Manitex International, Inc. (b)	1,201	15,265
NACCO Industries, Inc. Class A	392	23,269
Power Solutions International, Inc. (a) (b)	359	18,528
Proto Labs, Inc. (a) (b)	1,868	125,455
Tennant Co.	1,520	109,698
Twin Disc, Inc.	681	13,525

		1,529,324

Manufacturing — 1.7%
Actuant Corp. Class A	5,358	145,952
American Railcar Industries, Inc. (a)	795	40,942
ARC Group Worldwide, Inc. (b)	235	2,383
AZZ, Inc.	2,112	99,095
Barnes Group, Inc.	4,470	165,435
Blount International, Inc. (b)	4,077	71,633
The Brink’s Co.	4,002	97,689
Chase Corp.	552	19,866
CLARCOR, Inc.	4,147	276,356
EnPro Industries, Inc. (b)	1,870	117,361
ESCO Technologies, Inc.	2,181	80,479
Federal Signal Corp.	5,186	80,072
FreightCar America, Inc.	1,021	26,862
GP Strategies Corp. (b)	1,088	36,916
Griffon Corp.	3,276	43,571
Handy & Harman Ltd. (b)	343	15,788
Harsco Corp.	6,675	126,091
John Bean Technologies Corp.	2,400	78,864
Koppers Holdings, Inc.	1,710	44,426
LSB Industries, Inc. (b)	1,602	50,367
Lydall, Inc. (b)	1,402	46,014
Matthews International Corp. Class A	2,455	119,485
Myers Industries, Inc.	2,115	37,224
NL Industries, Inc.	520	4,472
Park-Ohio Holdings Corp.	710	44,751
Polypore International, Inc. (b)	3,722	175,120
Raven Industries, Inc.	3,012	75,300
Smith & Wesson Holding Corp. (a) (b)	4,627	43,818
Standex International Corp.	1,053	81,355
Sturm, Ruger & Co., Inc. (a)	1,614	55,893
Tredegar Corp.	2,016	45,340
Trimas Corp. (b)	3,736	116,899
Trinseo SA (a) (b)	1,000	17,450

		2,483,269

Metal Fabricate & Hardware — 0.9%
A.M. Castle & Co. (a) (b)	1,591	12,696
Advanced Drainage Systems, Inc.	1,262	29,001
Ampco-Pittsburgh Corp.	737	14,187

	Number of Shares	Value
Circor International, Inc.	1,458	$87,888
Commercial Metals Co.	9,770	159,153
Dynamic Materials Corp.	1,123	17,991
Global Brass & Copper Holdings, Inc.	1,863	24,517
Haynes International, Inc.	1,042	50,537
L.B. Foster Co. Class A	856	41,576
Mueller Industries, Inc.	4,662	159,161
Mueller Water Products, Inc. Class A	13,149	134,646
NN, Inc.	1,456	29,935
Northwest Pipe Co. (b)	820	24,698
Omega Flex, Inc.	262	9,906
RBC Bearings, Inc.	1,915	123,575
Rexnord Corp. (b)	6,194	174,733
Sun Hydraulics Corp.	1,838	72,381
Worthington Industries, Inc.	4,280	128,785

		1,295,366

Packaging & Containers — 0.4%
AEP Industries, Inc. (b)	339	19,713
Berry Plastics Group, Inc. (b)	7,414	233,912
Graphic Packaging Holding Co. (b)	26,971	367,345
UFP Technologies, Inc. (b)	505	12,415

		633,385

Transportation — 1.9%
Air Transport Services Group, Inc. (b)	4,333	37,090
ArcBest Corp.	2,146	99,510
Ardmore Shipping Corp. (a)	1,464	17,524
Atlas Air Worldwide Holdings, Inc. (b)	2,083	102,692
Baltic Trading Ltd. (a)	4,112	10,321
Bristow Group, Inc.	2,938	193,291
CAI International, Inc. (b)	1,358	31,506
Celadon Group, Inc.	1,731	39,276
CHC Group Ltd. (a) (b)	2,812	9,055
DHT Holdings, Inc.	7,678	56,126
Dorian LPG Ltd. (b)	630	8,751
Echo Global Logistics, Inc. (b)	1,961	57,261
Era Group, Inc. (b)	1,730	36,589
Forward Air Corp.	2,572	129,552
Frontline Ltd. (a) (b)	4,734	11,882
GasLog Ltd.	3,482	70,859
GulfMark Offshore, Inc. Class A	2,234	54,554
Heartland Express, Inc.	4,481	121,032
Hub Group, Inc. Class A (b)	3,034	115,535
International Shipholding Corp.	544	8,106
Knight Transportation, Inc.	4,924	165,742
Knightsbridge Shipping Ltd. (a)	2,643	11,973
Marten Transport Ltd.	1,931	42,212
Matson, Inc.	3,550	122,546
Navios Maritime Acq Corp.	6,738	24,459
Navios Maritime Holdings, Inc.	6,391	26,267
Nordic American Offshore Ltd. (a) (b)	1,558	19,132

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nordic American Tanker Shipping Ltd. (a)	7,375	$74,266
PAM Transportation Services, Inc. (b)	247	12,804
PHI, Inc. (b)	1,071	40,055
Quality Distribution, Inc. (b)	2,349	24,993
Roadrunner Transportation Systems, Inc. (b)	2,315	54,055
Safe Bulkers, Inc.	3,127	12,226
Saia, Inc. (b)	2,035	112,658
Scorpio Bulkers, Inc. (b)	10,713	21,105
Scorpio Tankers, Inc. (a)	13,435	116,750
Ship Finance International Ltd. (a)	4,892	69,075
Swift Transportation Co. (b)	7,018	200,925
Teekay Tankers Ltd. Class A (a)	5,028	25,442
Ultrapetrol Bahamas Ltd. (b)	1,663	3,559
Universal Truckload Services, Inc.	547	15,595
USA Truck, Inc. (b)	479	13,604
UTI Worldwide, Inc. (b)	7,558	91,225
Werner Enterprises, Inc.	3,672	114,383
XPO Logistics, Inc. (a) (b)	4,336	177,256
YRC Worldwide, Inc. (b)	2,585	58,137

		2,860,956

Trucking & Leasing — 0.3%
Aircastle Ltd.	5,326	113,816
General Finance Corp. (b)	845	8,332
TAL International Group, Inc.	2,803	122,127
Textainer Group Holdings Ltd.	1,781	61,124
The Greenbrier Cos., Inc. (a)	2,278	122,397

		427,796

		19,644,878

Technology — 10.2%
Computers — 2.1%
A10 Networks, Inc. (b)	901	3,928
Agilysys, Inc. (b)	1,231	15,498
CACI International, Inc. Class A (b)	1,934	166,672
Carbonite, Inc. (b)	1,476	21,062
Ciber, Inc. (b)	6,216	22,067
Computer Task Group, Inc.	1,346	12,827
Cray, Inc. (b)	3,361	115,887
Datalink Corp. (b)	1,599	20,627
Digimarc Corp.	551	14,960
Dot Hill Systems Corp. (b)	4,866	21,508
Electronics for Imaging, Inc. (b)	3,843	164,596
FleetMatics Group PLC (a) (b)	3,083	109,416
Furmanite Corp. (b)	3,228	25,243
iGATE Corp. (b)	3,037	119,901
Immersion Corp. (b)	2,255	21,355
j2 Global, Inc.	3,919	242,978
The KEYW Holding Corp. (a) (b)	2,786	28,919
LivePerson, Inc. (b)	4,478	63,140
LogMeIn, Inc. (b)	2,006	98,976
Luxoft Holding, Inc. (b)	630	24,261

	Number of Shares	Value
Manhattan Associates, Inc. (b)	6,254	$254,663
Maxwell Technologies, Inc. (a) (b)	2,431	22,171
Mentor Graphics Corp.	7,999	175,338
Mercury Computer Systems, Inc. (b)	2,761	38,433
MTS Systems Corp.	1,248	93,637
Netscout Systems, Inc. (b)	3,010	109,985
Nimble Storage, Inc. (a) (b)	755	20,762
Quantum Corp. (b)	17,810	31,346
RealD, Inc. (a) (b)	3,328	39,270
Silicon Graphics International Corp. (a) (b)	2,906	33,070
Silver Spring Networks, Inc. (a) (b)	3,006	25,341
Spansion, Inc. Class A (a) (b)	4,982	170,484
Super Micro Computer, Inc. (b)	2,849	99,373
Sykes Enterprises, Inc. (b)	3,249	76,254
Synaptics, Inc. (b)	2,973	204,661
Syntel, Inc. (b)	2,558	115,059
Unisys Corp. (b)	4,218	124,347
Varonis Systems, Inc. (b)	466	15,299
Violin Memory, Inc. (a) (b)	6,833	32,730
Virtusa Corp. (b)	2,143	89,299

		3,085,343

Office Equipment/Supplies — 0.1%
Arc Document Solutions, Inc. (b)	3,496	35,729
Eastman Kodak Co. (b)	1,481	32,153

		67,882

Semiconductors — 3.3%
Alpha & Omega Semiconductor Ltd. (b)	1,763	15,603
Ambarella, Inc. (a) (b)	2,378	120,612
Amkor Technology, Inc. (b)	7,103	50,431
Applied Micro Circuits Corp. (b)	6,304	41,102
Axcelis Technologies, Inc. (b)	9,008	23,061
Brooks Automation, Inc.	5,513	70,291
Cabot Microelectronics Corp. (b)	1,987	94,025
Cascade Microtech, Inc. (b)	1,063	15,530
Cavium, Inc. (b)	4,361	269,597
Ceva, Inc. (b)	1,777	32,235
Cirrus Logic, Inc. (b)	5,124	120,773
Cohu, Inc.	2,137	25,430
Cypress Semiconductor Corp. (a)	13,013	185,826
Diodes, Inc. (b)	3,009	82,958
DSP Group, Inc. (b)	1,818	19,762
Emulex Corp. (b)	5,812	32,954
Entegris, Inc. (b)	11,478	151,624
Entropic Communications, Inc. (b)	7,244	18,327
Exar Corp. (b)	3,311	33,772
Fairchild Semiconductor International, Inc. (b)	10,312	174,067
Formfactor, Inc. (b)	4,594	39,508
GSI Group, Inc. (b)	2,532	37,271
Inphi Corp. (b)	2,587	47,808
Integrated Device Technology, Inc. (b)	11,024	216,070

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Integrated Silicon Solution, Inc.	2,493	$41,309
International Rectifier Corp. (b)	5,871	234,253
Intersil Corp. Class A	10,631	153,831
IXYS Corp.	1,980	24,948
Kopin Corp. (b)	5,493	19,885
Lattice Semiconductor Corp. (b)	9,725	67,005
MaxLinear, Inc. Class A (b)	2,322	17,206
Micrel, Inc.	3,737	54,224
Microsemi Corp. (b)	7,832	222,272
MKS Instruments, Inc.	4,408	161,333
Monolithic Power Systems, Inc.	3,185	158,422
Nanometrics, Inc. (b)	2,001	33,657
OmniVision Technologies, Inc. (b)	4,626	120,276
Pericom Semiconductor Corp. (b)	1,831	24,792
Photronics, Inc. (b)	4,998	41,533
PMC-Sierra, Inc. (b)	14,282	130,823
Power Integrations, Inc.	2,511	129,919
QLogic Corp. (b)	7,196	95,851
QuickLogic Corp. (a) (b)	4,616	14,494
Rambus, Inc. (b)	9,391	104,146
Rubicon Technology, Inc. (a) (b)	2,399	10,963
Rudolph Technologies, Inc. (b)	2,850	29,156
Semtech Corp. (b)	5,544	152,848
Silicon Image, Inc. (b)	6,469	35,709
Silicon Laboratories, Inc. (b)	3,584	170,670
Tessera Technologies, Inc.	4,407	157,594
TriQuint Semiconductor, Inc. (b)	14,138	389,502
Ultra Clean Holdings, Inc. (b)	2,358	21,882
Ultratech, Inc. (b)	2,350	43,616
Veeco Instruments, Inc. (b)	3,305	115,278
Vitesse Semiconductor Corp. (b)	4,775	18,050
Xcerra Corp. (b)	4,452	40,780

		4,954,864

Software — 4.7%
2U, Inc. (a) (b)	844	16,593
ACI Worldwide, Inc. (b)	9,391	189,416
Actua Corp. Common Stock Usd.001 (b)	3,408	62,946
Actuate Corp. (b)	3,721	24,559
Acxiom Corp. (b)	6,358	128,877
Advent Software, Inc.	4,251	130,251
Amber Road, Inc. (b)	745	7,614
American Software, Inc. /Georgia Class A	2,024	18,439
Aspen Technology, Inc. (b)	7,603	266,257
Audience, Inc. (a) (b)	990	4,356
AVG Technologies NV (b)	2,881	56,871
Benefitfocus, Inc. (a) (b)	436	14,318
Blackbaud, Inc.	3,807	164,691
Bottomline Technologies, Inc. (b)	3,252	82,210
BroadSoft, Inc. (b)	2,360	68,487
Callidus Software, Inc. (b)	4,020	65,647

	Number of Shares	Value
Castlight Health, Inc. (b)	1,094	$12,800
CommVault Systems, Inc. (b)	3,895	201,332
Computer Programs & Systems, Inc.	921	55,951
Cornerstone OnDemand, Inc. (b)	4,388	154,457
CSG Systems International, Inc.	2,798	70,146
Cvent, Inc. (a) (b)	1,461	40,674
Demandware, Inc. (b)	2,481	142,757
Digi International, Inc. (b)	1,899	17,642
E2open, Inc. (a) (b)	1,818	17,471
Ebix, Inc. (a)	2,528	42,951
Envestnet, Inc. (b)	2,811	138,132
EPAM Systems, Inc. (b)	2,937	140,242
EPIQ Systems, Inc.	2,568	43,861
Everyday Health, Inc. (a) (b)	663	9,779
Fair Isaac Corp.	2,653	191,812
Five9, Inc. (b)	934	4,184
Globant SA (a) (b)	536	8,372
Glu Mobile, Inc. (a) (b)	7,392	28,829
Guidance Software, Inc. (a) (b)	1,583	11,477
Guidewire Software, Inc. (b)	5,608	283,933
HubSpot, Inc. (b)	479	16,099
Imperva, Inc. (b)	1,826	90,259
inContact, Inc. (b)	5,129	45,084
Infoblox, Inc. (b)	4,451	89,955
InnerWorkings, Inc. (b)	2,792	21,750
Interactive Intelligence Group, Inc. (b)	1,387	66,437
Jive Software, Inc. (b)	3,365	20,291
Kofax Ltd. (b)	6,254	43,966
ManTech International Corp. Class A	1,974	59,674
MedAssets, Inc. (b)	5,037	99,531
Medidata Solutions, Inc. (b)	4,464	213,156
MicroStrategy, Inc. Class A (b)	749	121,638
MobileIron, Inc. (b)	944	9,402
Model N, Inc. (b)	1,596	16,949
Monotype Imaging Holdings, Inc.	3,267	94,188
Omnicell, Inc. (b)	3,017	99,923
Park City Group, Inc. (a) (b)	731	6,594
Paycom Software, Inc. (b)	573	15,087
PDF Solutions, Inc. (b)	2,480	36,853
Pegasystems, Inc.	2,930	60,856
Progress Software Corp. (b)	4,238	114,511
Proofpoint, Inc. (b)	3,056	147,391
PROS Holdings, Inc. (b)	1,948	53,531
QAD, Inc.	464	10,496
QLIK Technologies, Inc. (b)	7,402	228,648
Quality Systems, Inc.	4,114	64,137
Qualys, Inc. (b)	1,664	62,816
Rally Software Development Corp. (a) (b)	1,972	22,422
RealPage, Inc. (b)	4,275	93,879
Rocket Fuel, Inc. (a) (b)	1,579	25,453
Rosetta Stone, Inc. (b)	1,771	17,285
Sapiens International Corp. NV (b)	2,027	14,939

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Science Applications International Corp.	3,273	$162,112
SciQuest, Inc. (b)	2,273	32,845
Seachange International, Inc. (b)	2,609	16,645
SS&C Technologies Holdings, Inc	5,618	328,597
Synchronoss Technologies, Inc. (b)	2,914	121,980
SYNNEX Corp.	2,352	183,832
Take-Two Interactive Software, Inc. (b)	6,889	193,099
Tangoe, Inc./CT (b)	3,130	40,784
TiVo, Inc. (b)	8,473	100,320
Tyler Technologies, Inc. (b)	2,724	298,114
The Ultimate Software Group, Inc. (b)	2,340	343,547
Verint Systems, Inc. (b)	4,933	287,495

		7,110,904

		15,218,993

Utilities — 3.4%
Electric — 1.9%
Abengoa Yield plc (a)	2,366	64,639
Allete, Inc.	3,672	202,474
Ameresco, Inc. Class A (b)	1,778	12,446
Atlantic Power Corp.	9,346	25,328
Avista Corp.	4,970	175,689
Black Hills Corp.	3,693	195,877
Cleco Corp.	4,981	271,664
Dynegy, Inc. (b)	10,146	307,931
El Paso Electric Co.	3,327	133,279
The Empire District Electric Co.	3,563	105,964
EnerNOC, Inc. (b)	2,183	33,727
IDACORP, Inc.	4,150	274,688
MGE Energy, Inc.	2,865	130,673
NorthWestern Corp.	3,869	218,908
NRG Yield, Inc. Class A	1,972	92,960
Ormat Technologies, Inc.	1,449	39,384
Otter Tail Corp.	3,024	93,623
Portland General Electric Co.	6,436	243,474
Spark Energy, Inc. Class A (a)	230	3,241
UIL Holdings Corp.	4,670	203,332
Unitil Corp.	1,147	42,060

		2,871,361

Gas — 1.2%
Chesapeake Utilities Corp.	1,208	59,989
The Laclede Group, Inc.	3,548	188,754
New Jersey Resources Corp.	3,475	212,670
Northwest Natural Gas Co.	2,238	111,676
ONE Gas, Inc.	4,290	176,834
Piedmont Natural Gas Co., Inc.	6,429	253,367
PNM Resources, Inc.	6,578	194,906
South Jersey Industries, Inc.	2,718	160,172
Southwest Gas Corp.	3,838	237,227
WGL Holdings, Inc.	4,280	233,773

		1,829,368

	Number of Shares	Value
Water — 0.3%
American States Water Co.	3,208	$120,813
Artesian Resources Corp. Class A	655	14,797
California Water Service Group	3,961	97,480
Connecticut Water Service, Inc.	921	33,423
Middlesex Water Co.	1,281	29,540
Pico Holdings, Inc. (b)	1,886	35,551
SJW Corp.	1,300	41,756
The York Water Co.	1,036	24,046

		397,406

		5,098,135

TOTAL COMMON STOCK (Cost $127,013,065)		145,695,037

TOTAL EQUITIES (Cost $127,013,065)		145,695,037

WARRANTS — 0.0%

Consumer, Non-cyclical — 0.0%
Agriculture — 0.0%
Magnum Hunter Resources Corp., Expires 4/15/16 Strike 8.50 (a) (b) (c)	1,428	-
Tejon Ranch Co., Expires 8/31/16 Strike 40.00 (b)	169	296

		296

TOTAL WARRANTS (Cost $863)		296

MUTUAL FUNDS — 12.1%
Diversified Financial — 12.1%
State Street Navigator Securities Lending Prime Portfolio (d)	18,155,850	18,155,850

TOTAL MUTUAL FUNDS (Cost $18,155,850)		18,155,850

TOTAL LONG-TERM INVESTMENTS (Cost $145,169,778)		163,851,183

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (e)	$3,849,200	3,849,200

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill (f) 0.000% 4/30/15	440,000	439,935

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $4,289,142)	$4,289,135

TOTAL INVESTMENTS — 112.2% (Cost $149,458,920) (g)	168,140,318

Other Assets/(Liabilities) — (12.2)%	(18,230,531)

NET ASSETS — 100.0%	$149,909,787

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $17,592,125 or 11.74% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $3,849,202. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $3,927,756.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 97.1%

COMMON STOCK — 96.7%
Basic Materials — 2.3%
Chemicals — 1.4%
Celanese Corp. Series A	135,000	$8,094,599
Cytec Industries, Inc.	81,510	3,763,317
RPM International, Inc.	191,000	9,685,610
The Sherwin-Williams Co.	27,330	7,188,883

		28,732,409

Mining — 0.9%
Franco-Nevada Corp. (a)	301,000	14,822,009
Silver Wheaton Corp.	135,000	2,744,550
US Silica Holdings, Inc. (a)	50,374	1,294,108

		18,860,667

		47,593,076

Communications — 7.7%
Internet — 3.6%
Akamai Technologies, Inc. (b)	197,422	12,429,689
Cogent Communications Group, Inc.	106,225	3,759,302
Coupons.com, Inc. (a) (b)	224,000	3,976,000
Dropbox, Inc. (c)	32,717	624,934
GrubHub, Inc. (b)	81,000	2,941,920
LinkedIn Corp. Class A (b)	17,000	3,905,070
Netflix, Inc. (b)	25,585	8,740,092
Rackspace Hosting, Inc. (b)	217,000	10,157,770
TripAdvisor, Inc. (b)	61,000	4,554,260
VeriSign, Inc. (a) (b)	335,000	19,095,000
Yelp, Inc. (b)	27,600	1,510,548
Zynga, Inc. (b)	356,600	948,556

		72,643,141

Media — 1.0%
Charter Communications, Inc. Class A (b)	23,000	3,832,260
FactSet Research Systems, Inc. (a)	116,000	16,327,000

		20,159,260

Telecommunications — 3.1%
DigitalGlobe, Inc. (b)	368,000	11,396,960
JDS Uniphase Corp. (b)	937,000	12,855,640
Mastec, Inc. (b)	107,852	2,438,534
Motorola Solutions, Inc.	322,000	21,599,760
Palo Alto Networks, Inc. (b)	23,000	2,819,110
T-Mobile US, Inc. (b)	468,000	12,607,920

		63,717,924

		156,520,325

	Number of Shares	Value
Consumer, Cyclical — 16.6%
Airlines — 0.8%
American Airlines Group, Inc.	173,710	$9,316,067
Spirit Airlines, Inc. (b)	87,688	6,627,459

		15,943,526

Apparel — 0.7%
VF Corp.	86,466	6,476,303
Wolverine World Wide, Inc. (a)	235,000	6,925,450

		13,401,753

Auto Manufacturers — 0.3%
Tesla Motors, Inc. (a) (b)	27,000	6,005,070

Automotive & Parts — 0.4%
WABCO Holdings, Inc. (b)	83,000	8,696,740

Distribution & Wholesale — 1.1%
Fastenal Co. (a)	301,000	14,315,560
LKQ Corp. (b)	207,905	5,846,289
WESCO International, Inc. (b)	26,567	2,024,671

		22,186,520

Home Furnishing — 0.5%
Harman International Industries, Inc.	104,246	11,124,091

Leisure Time — 2.1%
Brunswick Corp.	105,130	5,388,964
Harley-Davidson, Inc.	222,865	14,689,032
Norwegian Cruise Line Holdings Ltd. (b)	508,000	23,754,080

		43,832,076

Lodging — 1.6%
Choice Hotels International, Inc.	194,000	10,867,880
Marriott International, Inc. Class A	180,000	14,045,400
MGM Resorts International (b)	105,811	2,262,239
Starwood Hotels & Resorts Worldwide, Inc.	72,430	5,871,900

		33,047,419

Retail — 9.1%
Advance Auto Parts, Inc.	37,449	5,964,877
AutoZone, Inc. (b)	34,000	21,049,740
CarMax, Inc. (b)	502,000	33,423,160
Chipotle Mexican Grill, Inc. (b)	10,840	7,420,088
Copart, Inc. (b)	125,429	4,576,904
Dollar General Corp. (b)	151,000	10,675,700
DSW, Inc. Class A	155,271	5,791,608
Dunkin’ Brands Group, Inc.	67,185	2,865,440
Five Below, Inc. (a) (b)	50,000	2,041,500
GNC Holdings, Inc. Class A	77,860	3,656,306
Hanesbrands, Inc.	100,000	11,162,000
L Brands, Inc.	201,445	17,435,065
Lululemon Athletica, Inc. (a) (b)	51,963	2,899,016
The Michaels Cos., Inc. (b)	181,000	4,476,130

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
O’Reilly Automotive, Inc. (b)	144,840	$27,899,081
Rite Aid Corp. (b)	1,876,000	14,107,520
Ross Stores, Inc.	77,975	7,349,924
Tiffany & Co.	25,798	2,756,774

		185,550,833

		339,788,028

Consumer, Non-cyclical — 28.0%
Beverages — 0.4%
Brown-Forman Corp. Class B	51,370	4,512,341
Monster Beverage Corp. (b)	23,910	2,590,648

		7,102,989

Biotechnology — 3.3%
Alkermes PLC (b)	492,115	28,818,254
Illumina, Inc. (b)	77,700	14,341,866
Incyte Corp. (b)	229,225	16,758,640
Vertex Pharmaceuticals, Inc. (b)	67,000	7,959,600

		67,878,360

Commercial Services — 7.4%
Alliance Data Systems Corp. (b)	28,290	8,092,354
Aramark	208,000	6,479,200
Bright Horizons Family Solutions, Inc. (b)	74,350	3,495,193
CoreLogic, Inc. (b)	402,000	12,699,180
Equifax, Inc.	200,000	16,174,000
Gartner, Inc. (b)	270,280	22,760,279
Global Payments, Inc.	287,144	23,181,135
Hertz Global Holdings, Inc. (b)	132,000	3,292,080
KAR Auction Services, Inc.	95,235	3,299,893
Manpower, Inc.	161,000	10,975,370
Quanta Services, Inc. (b)	101,000	2,867,390
Towers Watson & Co. Class A	64,000	7,242,880
Vantiv, Inc. Class A (b)	402,000	13,635,840
Verisk Analytics, Inc. Class A (b)	235,000	15,051,750
Wework Cos., Inc. Class A (c)	16,848	280,539
WEX, Inc. (b)	20,087	1,987,006

		151,514,089

Foods — 2.7%
Sprouts Farmers Market, Inc. (b)	335,000	11,383,300
The Hain Celestial Group, Inc. (a) (b)	89,028	5,189,442
TreeHouse Foods, Inc. (b)	100,000	8,553,000
United Natural Foods, Inc. (b)	71,070	5,495,488
WhiteWave Foods Co. (b)	467,000	16,340,330
Whole Foods Market, Inc.	168,000	8,470,560

		55,432,120

Health Care – Products — 5.9%
Bruker Corp. (b)	603,000	11,830,860
CareFusion Corp. (b)	435,000	25,812,900
The Cooper Cos., Inc.	166,940	27,059,305
Henry Schein, Inc. (b)	134,000	18,244,100

	Number of Shares	Value
IDEXX Laboratories, Inc. (b)	98,000	$14,530,460
Intuitive Surgical, Inc. (b)	45,000	23,802,300

		121,279,925

Health Care – Services — 3.8%
Catalent, Inc. (b)	342,000	9,534,960
Centene Corp. (b)	74,750	7,762,787
Covance, Inc. (b)	132,000	13,706,880
Envision Healthcare Holdings, Inc. (b)	228,000	7,909,320
Humana, Inc.	49,333	7,085,699
MEDNAX, Inc. (b)	250,890	16,586,338
Universal Health Services, Inc. Class B	134,000	14,908,840

		77,494,824

Pharmaceuticals — 4.5%
Align Technology, Inc. (b)	74,000	4,137,340
Alnylam Pharmaceuticals, Inc. (b)	33,000	3,201,000
BioMarin Pharmaceutical, Inc. (b)	35,808	3,237,043
Cubist Pharmaceuticals, Inc. (a) (b)	20,000	2,013,000
DENTSPLY International, Inc.	463,000	24,664,010
Hospira, Inc. (b)	337,000	20,641,250
Mead Johnson Nutrition Co.	27,540	2,768,872
Medivation, Inc. (b)	43,815	4,364,412
Mylan, Inc. (b)	81,610	4,600,356
Perrigo Co. PLC	60,631	10,135,078
Pharmacyclics, Inc. (b)	51,000	6,235,260
Sirona Dental Systems, Inc. (b)	67,000	5,853,790

		91,851,411

		572,553,718

Energy — 3.4%
Coal — 0.4%
CONSOL Energy, Inc.	251,000	8,486,310

Oil & Gas — 3.0%
Cabot Oil & Gas Corp.	69,962	2,071,575
Carrizo Oil & Gas, Inc. (b)	123,170	5,123,872
Concho Resources, Inc. (b)	100,000	9,975,000
Continental Resources, Inc. (b)	84,230	3,231,063
EP Energy Corp. (a) (b)	136,585	1,425,947
EQT Corp.	234,000	17,713,800
Pioneer Natural Resources Co.	53,000	7,889,050
Range Resources Corp.	267,000	14,271,150

		61,701,457

		70,187,767

Financial — 8.7%
Banks — 0.4%
Signature Bank (b)	39,333	4,954,385
SVB Financial Group (b)	25,494	2,959,088

		7,913,473

Diversified Financial — 4.9%
CBOE Holdings, Inc.	268,000	16,996,560

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
E*TRADE Financial Corp. (b)	197,641	$4,793,782
FNF Group	669,000	23,047,050
IntercontinentalExchange, Inc.	70,000	15,350,300
LendingClub Corp. (b)	69,000	1,745,700
LPL Financial Holdings, Inc.	235,000	10,469,250
Raymond James Financial, Inc.	156,717	8,978,317
TD Ameritrade Holding Corp.	468,000	16,745,040
WisdomTree Investments, Inc. (a)	154,361	2,419,609

		100,545,608

Insurance — 2.4%
Allied World Assurance Co. Holdings Ltd.	65,065	2,467,265
Aon PLC	49,730	4,715,896
Arthur J. Gallagher & Co.	82,115	3,865,974
HCC Insurance Holdings, Inc.	263,000	14,075,760
The Progressive Corp.	502,000	13,548,980
Willis Group Holdings PLC	234,000	10,485,540

		49,159,415

Real Estate — 0.8%
Jones Lang LaSalle, Inc.	115,000	17,241,950

Real Estate Investment Trusts (REITS) — 0.2%
Zillow, Inc. Class A (a) (b)	30,000	3,176,700

		178,037,146

Industrial — 18.0%
Building Materials — 0.7%
Eagle Materials, Inc.	61,535	4,678,506
Martin Marietta Materials, Inc.	87,000	9,597,840

		14,276,346

Electrical Components & Equipment — 1.8%
AMETEK, Inc.	335,000	17,631,050
The Babcock & Wilcox Co.	515,000	15,604,500
Mobileye NV (a) (b)	103,000	4,177,680

		37,413,230

Electronics — 4.0%
Agilent Technologies, Inc.	467,000	19,118,980
Amphenol Corp. Class A	134,165	7,219,419
FEI Co.	113,000	10,209,550
Imax Corp. (a) (b)	142,065	4,389,808
Keysight Technologies, Inc. (b)	334,000	11,279,180
Mettler-Toledo International, Inc. (b)	15,000	4,536,900
Sensata Technologies Holding NV (b)	368,000	19,286,880
Trimble Navigation Ltd. (b)	235,000	6,236,900

		82,277,617

Environmental Controls — 0.2%
Stericycle, Inc. (b)	25,320	3,318,946

Machinery – Diversified — 3.5%
Cognex Corp. (b)	34,000	1,405,220
IDEX Corp.	300,000	23,352,000

	Number of Shares	Value
Nordson Corp.	65,000	$5,067,400
Roper Industries, Inc.	161,008	25,173,601
Wabtec Corp.	89,965	7,817,059
Xylem, Inc.	251,000	9,555,570

		72,370,850

Manufacturing — 5.1%
Acuity Brands, Inc.	100,000	14,007,000
Colfax Corp. (a) (b)	220,000	11,345,400
Pall Corp.	312,290	31,606,871
Teleflex, Inc.	164,000	18,830,480
Textron, Inc.	669,000	28,171,590

		103,961,341

Metal Fabricate & Hardware — 0.5%
Rexnord Corp. (b)	368,000	10,381,280

Packaging & Containers — 0.5%
Ball Corp.	135,000	9,202,950

Transportation — 1.7%
J.B. Hunt Transport Services, Inc.	223,525	18,831,981
Kansas City Southern	105,000	12,813,150
Kirby Corp. (b)	28,531	2,303,593

		33,948,724

		367,151,284

Technology — 11.9%
Computers — 2.8%
Cadence Design Systems, Inc. (b)	361,459	6,856,877
Fortinet, Inc. (b)	194,272	5,956,379
IHS, Inc. Class A (b)	265,185	30,199,268
Jack Henry & Associates, Inc.	58,005	3,604,431
SanDisk Corp.	83,572	8,188,385
Stratasys Ltd. (a) (b)	17,000	1,412,870

		56,218,210

Semiconductors — 3.3%
Altera Corp.	669,000	24,712,860
Atmel Corp. (b)	1,006,000	8,445,370
Avago Technologies Ltd.	73,440	7,387,330
Lam Research Corp.	71,015	5,634,330
Microchip Technology, Inc. (a)	135,000	6,089,850
NXP Semiconductor NV (b)	101,000	7,716,400
Xilinx, Inc.	185,000	8,008,650

		67,994,790

Software — 5.8%
Allscripts Healthcare Solutions, Inc. (b)	141,800	1,810,786
Atlassian Corp. Depository Receipt (c)	58,176	1,105,344
Atlassian Corp. PLC A Depository Receipt (c)	20,905	397,195
Atlassian Corp. PLC Series 1 Depository Receipt (c)	44,531	846,089

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Atlassian Ser 1 Restricted Depository Receipt (c)	21,728	$412,832
Atlassian Series A Preference Depository Receipt (c)	43,021	817,399
Cerner Corp. (b)	58,710	3,796,189
Electronic Arts, Inc. (b)	247,750	11,647,966
Fidelity National Information Services, Inc.	168,000	10,449,600
Fiserv, Inc. (b)	468,000	33,213,960
Guidewire Software, Inc. (b)	23,000	1,164,490
IMS Health Holdings, Inc. (a) (b)	94,000	2,410,160
MSCI, Inc.	285,000	13,520,400
Red Hat, Inc. (b)	352,000	24,337,280
Servicenow, Inc. (b)	68,000	4,613,800
SS&C Technologies Holdings, Inc	91,511	5,352,478
Veeva Systems, Inc. Class A (a) (b)	68,000	1,795,880
Workday, Inc. Class A (b)	23,000	1,877,030

		119,568,878

		243,781,878

Utilities — 0.1%
Electric — 0.1%
Calpine Corp. (b)	67,000	1,482,710

TOTAL COMMON STOCK (Cost $1,319,920,209)		1,977,095,932

PREFERRED STOCK — 0.4%

Communications — 0.3%
Internet — 0.3%
Dropbox, Inc. Series A (b) (c)	40,629	776,063
Dropbox, Inc. Series A 1 (b) (c)	199,577	3,812,160
Living Social (b) (c)	586,650	140,796

		4,729,019

Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Wework, Inc. Series D 1 (b) (c)	83,736	1,394,302
Wework, Inc. Series D 2 (b) (c)	65,792	1,095,513

		2,489,815

TOTAL PREFERRED STOCK (Cost $7,978,622)		7,218,834

TOTAL EQUITIES (Cost $1,327,898,831)		1,984,314,766

	Number of Shares	Value
MUTUAL FUNDS — 4.1%
Diversified Financial — 4.1%
State Street Navigator Securities Lending Prime Portfolio (d)	76,719,966	$76,719,966
T. Rowe Price Government Reserve Investment Fund	7,734,475	7,734,475

TOTAL MUTUAL FUNDS (Cost $84,454,441)		84,454,441

TOTAL LONG-TERM INVESTMENTS (Cost $1,412,353,272)		2,068,769,207

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (e)	$67,400,140	67,400,140

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	1,000,000	1,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $68,400,140)		68,400,140

TOTAL INVESTMENTS — 104.5% (Cost $1,480,753,412) (f)		2,137,169,347

Other Assets/(Liabilities) — (4.5)%		(92,996,461)

NET ASSETS — 100.0%		$2,044,172,886

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $74,738,606 or 3.66% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $11,703,166 or 0.57% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $67,400,178. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 2.750%, maturity dates ranging from 4/01/28 – 11/15/28, and an aggregate market value, including accrued interest, of $68,752,078.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 96.9%
Basic Materials — 2.7%
Chemicals — 1.4%
H.B. Fuller Co.	47,262	$2,104,578
Minerals Technologies, Inc.	54,738	3,801,554
Platform Specialty Products Corp. (a)	143,432	3,330,491
Sensient Technologies Corp.	44,980	2,714,093

		11,950,716

Forest Products & Paper — 0.5%
KapStone Paper and Packaging Corp.	132,103	3,871,939

Iron & Steel — 0.4%
AK Steel Holding Corp. (a) (b)	274,825	1,632,460
Allegheny Technologies, Inc.	61,540	2,139,746

		3,772,206

Mining — 0.4%
Constellium NV (a)	129,515	2,127,932
US Silica Holdings, Inc. (b)	63,297	1,626,100

		3,754,032

		23,348,893

Communications — 6.1%
Internet — 3.4%
Bankrate, Inc. (a)	168,110	2,089,607
Constant Contact, Inc. (a)	82,836	3,040,081
Dealertrack Technologies, Inc. (a)	98,032	4,343,798
Dropbox, Inc. (a) (c)	28,181	538,291
IAC/InterActiveCorp	37,100	2,255,309
Marketo, Inc. (a) (b)	78,115	2,555,923
Shutterfly, Inc. (a)	58,298	2,430,735
Shutterstock, Inc. (a) (b)	36,249	2,504,806
SPS Commerce, Inc. (a)	63,898	3,618,544
TrueCar, Inc. (a) (b)	113,418	2,597,272
Yelp, Inc. (a)	31,890	1,745,340
zulily, Inc. Class A (a) (b)	77,901	1,822,883

		29,542,589

Media — 0.8%
FactSet Research Systems, Inc. (b)	21,419	3,014,724
Markit, Ltd. (a)	54,867	1,450,135
The New York Times Co. Class A	198,490	2,624,038

		7,088,897

Telecommunications — 1.9%
Arista Networks, Inc. (a) (b)	20,369	1,237,621
Ciena Corp. (a)	118,965	2,309,111
DigitalGlobe, Inc. (a)	96,923	3,001,705
RF Micro Devices, Inc. (a) (b)	135,963	2,255,626
Ruckus Wireless, Inc. (a)	259,562	3,119,935
Ubiquiti Networks, Inc. (b)	38,633	1,145,082
Vonage Holdings Corp. (a)	774,365	2,950,331

		16,019,411

		52,650,897

	Number of Shares	Value
Consumer, Cyclical — 14.9%
Airlines — 0.6%
JetBlue Airways Corp. (a) (b)	174,560	$2,768,522
Spirit Airlines, Inc. (a)	28,686	2,168,088

		4,936,610

Apparel — 0.5%
Skechers U.S.A., Inc. Class A (a)	49,192	2,717,858
Vince Holding Corp. (a) (b)	70,144	1,833,564

		4,551,422

Automotive & Parts — 0.1%
Gentherm, Inc. (a)	31,472	1,152,505

Distribution & Wholesale — 0.8%
Beacon Roofing Supply, Inc. (a)	41,023	1,140,439
HD Supply Holdings, Inc. (a)	112,518	3,318,156
Watsco, Inc.	21,800	2,332,600

		6,791,195

Entertainment — 1.1%
Churchill Downs, Inc.	26,295	2,505,914
DreamWorks Animation SKG, Inc. Class A (a) (b)	92,565	2,066,976
National CineMedia, Inc.	164,900	2,369,613
Vail Resorts, Inc.	28,650	2,610,874

		9,553,377

Home Builders — 0.4%
Standard Pacific Corp. (a)	498,647	3,635,137

Home Furnishing — 0.2%
Harman International Industries, Inc.	15,350	1,637,999

Housewares — 0.6%
The Toro Co.	77,225	4,927,727

Leisure Time — 0.8%
Brunswick Corp.	52,032	2,667,160
Diamond Resorts International, Inc. (a)	141,681	3,952,900

		6,620,060

Office Furnishings — 0.3%
Steelcase, Inc. Class A	146,596	2,631,398

Retail — 8.9%
Bloomin’ Brands, Inc. (a)	37,705	933,576
Buffalo Wild Wings, Inc. (a)	11,247	2,028,734
Casey’s General Stores, Inc.	32,202	2,908,485
The Cheesecake Factory, Inc.	65,500	3,295,305
Chuy’s Holdings, Inc. (a)	121,362	2,387,191
CST Brands, Inc.	48,067	2,096,202
Destination Maternity Corp.	74,100	1,181,895
Fiesta Restaurant Group, Inc. (a)	76,521	4,652,477
Five Below, Inc. (a)	204,947	8,367,986
Haverty Furniture Cos., Inc.	100,300	2,207,603
HSN, Inc.	60,433	4,592,908
Jack in the Box, Inc.	46,973	3,755,961

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kate Spade & Co. (a)	70,808	$2,266,564
Krispy Kreme Doughnuts, Inc. (a)	239,725	4,732,171
Lands’ End, Inc. (a) (b)	36,392	1,963,712
Panera Bread Co. Class A (a)	55,616	9,721,677
Papa John’s International, Inc.	46,100	2,572,380
Red Robin Gourmet Burgers, Inc.(a)	60,271	4,639,360
Rush Enterprises, Inc. Class A (a)	139,470	4,470,013
Sportsman’s Warehouse Holdings, Inc. (a) (b)	185,650	1,358,958
Tile Shop Holdings, Inc. (a) (b)	141,974	1,260,729
Tuesday Morning Corp. (a)	85,160	1,847,972
Vitamin Shoppe, Inc. (a)	47,338	2,299,680
Zumiez, Inc. (a)	43,671	1,687,011

		77,228,550

Storage & Warehousing — 0.2%
Mobile Mini, Inc.	47,243	1,913,814

Textiles — 0.4%
Tumi Holdings, Inc. (a)	138,765	3,292,893

		128,872,687

Consumer, Non-cyclical — 24.7%
Biotechnology — 1.9%
BioCryst Pharmaceuticals, Inc. (a) (b)	127,978	1,556,213
Charles River Laboratories International, Inc. (a)	56,250	3,579,750
Foundation Medicine, Inc. (a) (b)	75,120	1,669,167
Insmed, Inc. (a)	127,956	1,979,479
Ironwood Pharmaceuticals, Inc. (a)	81,292	1,245,394
NewLink Genetics Corp. (a) (b)	17,383	690,974
NPS Pharmaceuticals, Inc. (a)	76,821	2,747,887
PTC Therapeutics, Inc. (a)	36,960	1,913,419
Sage Therapeutics, Inc. (a) (b)	23,944	876,350

		16,258,633

Commercial Services — 7.4%
Cardtronics, Inc. (a)	53,049	2,046,631
Convergys Corp.	115,875	2,360,374
The Corporate Executive Board Co.	36,096	2,618,043
CoStar Group, Inc. (a)	14,322	2,629,949
Euronet Worldwide, Inc. (a)	57,625	3,163,613
EVERTEC, Inc.	74,225	1,642,599
ExamWorks Group, Inc. (a) (b)	245,782	10,222,073
H&E Equipment Services, Inc.	73,252	2,057,649
Healthcare Services Group, Inc.	85,425	2,642,195
Heartland Payment Systems, Inc.	47,302	2,551,943
Huron Consulting Group, Inc. (a)	18,965	1,297,016
MAXIMUS, Inc.	97,019	5,320,522
TAL Education Group Sponsored ADR (Cayman Islands) (a) (b)	66,232	1,860,457
TriNet Group, Inc. (a)	100,730	3,150,834
TrueBlue, Inc. (a)	214,964	4,782,949
WEX, Inc. (a)	82,474	8,158,328

	Number of Shares	Value
WNS Holdings Ltd. Sponsored ADR (India) (a)	127,862	$2,641,629
Xoom Corp. (a) (b)	243,875	4,270,251

		63,417,055

Foods — 1.3%
Greencore Group PLC	654,413	2,896,348
SunOpta, Inc. (a)	308,362	3,654,090
The Hain Celestial Group, Inc. (a) (b)	85,550	4,986,709

		11,537,147

Health Care – Products — 6.9%
ABIOMED, Inc. (a)	74,575	2,838,324
AngioDynamics, Inc. (a)	84,943	1,614,766
AtriCure, Inc. (a)	131,360	2,621,946
Cepheid, Inc. (a)	22,048	1,193,679
Cyberonics, Inc. (a)	102,425	5,703,024
Dexcom, Inc. (a)	254,833	14,028,557
Endologix, Inc. (a)	164,748	2,518,997
Globus Medical, Inc. Class A(a)	99,665	2,369,037
HeartWare International, Inc. (a) (b)	36,354	2,669,474
Insulet Corp. (a)	133,096	6,130,402
Intersect ENT, Inc. (a)	29,804	552,864
LDR Holding Corp. (a)	161,940	5,308,393
MiMedx Group, Inc. (a) (b)	195,140	2,249,964
Novadaq Technologies, Inc. (a) (b)	114,400	1,901,328
Quidel Corp. (a) (b)	104,030	3,008,548
Spectranetics Corp. (a) (b)	139,542	4,825,362

		59,534,665

Health Care – Services — 3.5%
Acadia Healthcare Co., Inc. (a)	182,851	11,192,310
Centene Corp. (a)	21,364	2,218,651
Envision Healthcare Holdings, Inc. (a)	80,779	2,802,224
HealthSouth Corp.	76,564	2,944,651
Kindred Healthcare, Inc.	159,555	2,900,710
LifePoint Hospitals, Inc. (a)	30,025	2,159,098
Molina Healthcare, Inc. (a)	36,360	1,946,351
Surgical Care Affiliates, Inc. (a) (b)	38,408	1,292,429
WellCare Health Plans, Inc. (a)	36,675	3,009,550

		30,465,974

Household Products — 0.2%
Spectrum Brands Holdings, Inc.	16,597	1,588,001

Pharmaceuticals — 3.3%
Aerie Pharmaceuticals, Inc. (a)	130,533	3,810,258
Agios Pharmaceuticals, Inc. (a) (b)	12,011	1,345,712
Akorn, Inc. (a)	87,529	3,168,550
Alnylam Pharmaceuticals, Inc. (a)	17,157	1,664,229
Anacor Pharmaceuticals, Inc. (a)	58,473	1,885,754
BioDelivery Sciences International, Inc. (a) (b)	95,091	1,142,994
Isis Pharmaceuticals, Inc. (a) (b)	49,236	3,039,831

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kite Pharma, Inc. (a)	21,529	$1,241,577
Ophthotech Corp. (a) (b)	43,657	1,958,889
Oramed Pharmaceuticals, Inc. (a) (b)	98,210	447,838
Orexigen Therapeutics, Inc. (a) (b)	223,378	1,353,671
Portola Pharmaceuticals, Inc. (a)	70,057	1,984,014
Relypsa, Inc. (a)	84,850	2,613,380
TESARO, Inc. (a) (b)	87,230	3,244,084

		28,900,781

Textiles — 0.2%
Samsonite International SA	486,770	1,440,970

		213,143,226

Diversified — 0.5%
Holding Company – Diversified — 0.5%
Primoris Services Corp.	129,610	3,012,136
WL Ross Holding Corp. (a)	73,300	840,751

		3,852,887

Energy — 2.9%
Energy – Alternate Sources — 0.8%
First Solar, Inc. (a)	34,995	1,560,602
Headwaters, Inc. (a)	178,284	2,672,477
Pattern Energy Group, Inc.	83,740	2,065,028

		6,298,107

Oil & Gas — 1.5%
Delek US Holdings, Inc.	41,310	1,126,937
Diamondback Energy, Inc. (a)	73,616	4,400,764
Patterson-UTI Energy, Inc.	111,400	1,848,126
RSP Permian, Inc. (a)	184,390	4,635,565
Western Refining, Inc.	30,855	1,165,702

		13,177,094

Oil & Gas Services — 0.6%
Dril-Quip, Inc. (a)	39,464	3,028,073
Helix Energy Solutions Group, Inc.(a)	85,200	1,848,840
RPC, Inc.	37,000	482,480

		5,359,393

		24,834,594

Financial — 12.6%
Banks — 2.9%
Associated Banc-Corp.	143,065	2,665,301
Bank of the Ozarks, Inc.	77,509	2,939,141
Banner Corp.	50,228	2,160,809
International Bancshares Corp.	108,920	2,890,737
PacWest Bancorp	121,246	5,511,843
South State Corp.	86,499	5,802,353
Texas Capital Bancshares, Inc. (a)	47,440	2,577,415

		24,547,599

Diversified Financial — 3.1%
Financial Engines, Inc. (b)	173,351	6,335,979
Investment Technology Group, Inc. (a)	142,950	2,976,219

	Number of Shares	Value
MarketAxess Holdings, Inc.	23,347	$1,674,214
PRA Group, Inc. (a)	127,843	7,405,945
WageWorks, Inc. (a)	78,526	5,070,424
WisdomTree Investments, Inc. (b)	231,224	3,624,436

		27,087,217

Insurance — 2.0%
Argo Group International Holdings Ltd.	63,690	3,532,884
Assured Guaranty Ltd.	75,858	1,971,550
eHealth, Inc. (a)	98,152	2,445,948
Horace Mann Educators Corp.	27,200	902,496
MGIC Investment Corp. (a)	145,820	1,359,042
OneBeacon Insurance Group Ltd. Class A	143,650	2,327,130
Primerica, Inc.	51,445	2,791,406
Stewart Information Services Corp.	50,800	1,881,632

		17,212,088

Investment Companies — 0.2%
Solar Capital Ltd.	113,540	2,044,855

Real Estate — 1.6%
Alexander & Baldwin, Inc.	68,225	2,678,513
HFF, Inc.	162,190	5,825,865
Jones Lang LaSalle, Inc.	15,218	2,281,635
Kennedy-Wilson Holdings, Inc.	116,994	2,959,948

		13,745,961

Real Estate Investment Trusts (REITS) — 2.8%
Eastgroup Properties	28,806	1,823,996
First Industrial Realty Trust, Inc.	144,340	2,967,630
MFA Financial, Inc.	292,240	2,334,998
Paramount Group, Inc. (a)	279,348	5,193,079
Pebblebrook Hotel Trust	159,669	7,285,696
Redwood Trust, Inc.	125,710	2,476,487
Zillow, Inc. Class A(a) (b)	16,948	1,794,624

		23,876,510

		108,514,230

Industrial — 17.7%
Aerospace & Defense — 2.1%
Astronics Corp. (a)	37,769	2,089,003
Esterline Technologies Corp. (a)	17,505	1,919,948
HEICO Corp. Class A	46,900	2,221,184
Moog, Inc. Class A (a)	22,101	1,636,137
Orbital Sciences Corp. (a)	210,610	5,663,303
Teledyne Technologies, Inc. (a)	45,152	4,638,917

		18,168,492

Building Materials — 2.3%
Apogee Enterprises, Inc.	40,300	1,707,511
Armstrong World Industries, Inc. (a)	63,750	3,258,900
Boise Cascade Co. (a)	72,650	2,698,947
Eagle Materials, Inc.	15,546	1,181,962
Lennox International, Inc.	21,190	2,014,533

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Louisiana-Pacific Corp. (a)	84,126	$1,393,127
Masonite International Corp. (a)	45,787	2,814,069
Trex Co., Inc. (a)	58,543	2,492,761
USG Corp. (a)	76,848	2,150,976

		19,712,786

Electrical Components & Equipment — 1.0%
Belden, Inc.	28,036	2,209,517
Generac Holdings, Inc. (a) (b)	60,097	2,810,136
SunPower Corp. (a) (b)	135,515	3,500,352

		8,520,005

Electronics — 2.6%
FEI Co.	65,075	5,879,526
Imax Corp. (a) (b)	279,724	8,643,472
Rogers Corp. (a)	41,455	3,376,095
Watts Water Technologies, Inc. Class A	76,422	4,848,212

		22,747,305

Engineering & Construction — 0.5%
AECOM Technology Corp. (a)	80,940	2,458,148
EMCOR Group, Inc.	43,179	1,921,033

		4,379,181

Environmental Controls — 0.5%
Clean Harbors, Inc. (a) (b)	50,370	2,420,278
US Ecology, Inc.	36,192	1,452,023

		3,872,301

Machinery – Diversified — 2.6%
Altra Industrial Motion Corp.	98,840	2,806,067
Applied Industrial Technologies, Inc.	60,530	2,759,563
Cognex Corp. (a)	158,433	6,548,036
Lindsay Corp. (b)	23,347	2,001,772
The Middleby Corp. (a)	46,200	4,578,420
Tennant Co.	46,975	3,390,186

		22,084,044

Manufacturing — 1.9%
Actuant Corp. Class A	81,982	2,233,190
Acuity Brands, Inc.	55,181	7,729,203
Hexcel Corp. (a)	100,150	4,155,223
John Bean Technologies Corp.	81,245	2,669,711

		16,787,327

Metal Fabricate & Hardware — 0.3%
RBC Bearings, Inc.	41,398	2,671,413

Packaging & Containers — 1.0%
Graphic Packaging Holding Co.(a)	639,569	8,710,930

Transportation — 2.2%
Hub Group, Inc. Class A (a)	29,229	1,113,040
Landstar System, Inc.	43,703	3,169,779
Old Dominion Freight Line, Inc.(a)	33,270	2,583,083
Swift Transportation Co. (a)	367,504	10,521,640

	Number of Shares	Value
UTI Worldwide, Inc. (a) (b)	162,350	$1,959,564

		19,347,106

Trucking & Leasing — 0.7%
Aircastle Ltd.	150,700	3,220,459
GATX Corp.	42,930	2,470,192

		5,690,651

		152,691,541

Technology — 14.5%
Computers — 2.8%
Cadence Design Systems, Inc. (a)	149,860	2,842,844
FleetMatics Group PLC (a) (b)	51,627	1,832,242
Manhattan Associates, Inc. (a)	49,900	2,031,928
Nimble Storage, Inc. (a) (b)	158,233	4,351,408
Spansion, Inc. Class A (a) (b)	121,611	4,161,529
Virtusa Corp. (a)	217,645	9,069,267

		24,289,218

Semiconductors — 2.3%
Cavium, Inc. (a)	58,416	3,611,277
Freescale Semiconductor Ltd.(a) (b)	56,820	1,433,569
Microsemi Corp. (a)	100,905	2,863,684
Monolithic Power Systems, Inc.	27,270	1,356,410
Nanometrics, Inc. (a)	71,320	1,199,602
ON Semiconductor Corp. (a)	275,530	2,791,119
Power Integrations, Inc.	39,673	2,052,681
Silicon Laboratories, Inc. (a)	48,855	2,326,475
SunEdison, Inc. (a) (b)	93,436	1,822,936

		19,457,753

Software — 9.4%
Allscripts Healthcare Solutions, Inc. (a)	154,930	1,978,456
Amber Road, Inc. (a) (b)	103,000	1,052,660
Aspen Technology, Inc. (a)	97,680	3,420,754
Callidus Software, Inc. (a)	155,981	2,547,170
Cornerstone OnDemand, Inc.(a) (b)	135,530	4,770,656
Demandware, Inc. (a)	126,956	7,305,048
Envestnet, Inc. (a)	125,001	6,142,549
Guidewire Software, Inc. (a)	113,230	5,732,835
HubSpot, Inc. (a) (b)	59,200	1,989,712
Imperva, Inc. (a)	34,600	1,710,278
Infoblox, Inc. (a)	160,401	3,241,704
Interactive Intelligence Group, Inc. (a)	29,680	1,421,672
Medidata Solutions, Inc. (a)	60,525	2,890,069
Monotype Imaging Holdings, Inc.	66,325	1,912,150
New Relic, Inc. (a)	6,400	222,976
Proofpoint, Inc. (a)	43,000	2,073,890
QLIK Technologies, Inc. (a)	131,927	4,075,225
Telogis (a) (c)	251,002	125,501
TiVo, Inc. (a)	223,230	2,643,043
Tyler Technologies, Inc. (a)	91,118	9,971,954
The Ultimate Software Group, Inc. (a)	33,030	4,849,299
Veeva Systems, Inc. Class A(a) (b)	226,309	5,976,821

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Verint Systems, Inc.(a)	89,012	$5,187,619

		81,242,041

		124,989,012

Utilities — 0.3%
Gas — 0.3%
Southwest Gas Corp.	42,700	2,639,287

TOTAL COMMON STOCK (Cost $704,611,151)		835,537,254

PREFERRED STOCK — 1.3%

Communications — 0.1%
Internet — 0.1%
Veracode, Inc.(a) (c)	30,294	648,897

Consumer, Cyclical — 0.8%
Automotive & Parts — 0.8%
Mobileye NV(a) (c)	186,875	7,200,668

Technology — 0.4%
Software — 0.4%
Cloudera, Inc. Series F(a) (c)	38,099	1,257,267
Docusign, Inc. Series B(a) (c)	1,417	23,040
Docusign, Inc. Series B 1(a) (c)	424	6,894
Docusign, Inc. Series D(a) (c)	1,018	16,553
Docusign, Inc. Series E(a) (c)	26,333	428,175
NUTANIX, Inc. Series E(a) (c)	40,062	536,691
Telogis(a) (c)	341,823	1,370,710

		3,639,330

TOTAL PREFERRED STOCK (Cost $4,090,987)		11,488,895

TOTAL EQUITIES (Cost $708,702,138)		847,026,149

MUTUAL FUNDS — 13.6%
Diversified Financial — 13.6%
iShares Russell 2000 Index Fund	33,490	4,007,748
State Street Navigator Securities Lending Prime Portfolio (d)	113,211,234	113,211,234

		117,218,982

TOTAL MUTUAL FUNDS (Cost $117,132,287)		117,218,982

TOTAL LONG-TERM INVESTMENTS (Cost $825,834,425)		964,245,131

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (e)	$12,496,814	$12,496,814

TOTAL SHORT-TERM INVESTMENTS (Cost $12,496,814)		12,496,814

TOTAL INVESTMENTS — 113.2% (Cost $838,331,239) (f)		976,741,945

Other Assets/(Liabilities) — (13.2)%		(114,016,832)

NET ASSETS — 100.0%		$862,725,113

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $110,424,054 or 12.80% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $12,152,687 or 1.41% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $12,496,820. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity dates ranging from 3/20/28 – 1/01/33, and an aggregate market value, including accrued interest, of $12,757,689.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 1.9%
Chemicals — 1.1%
H.B. Fuller Co.	13,687	$609,482

Mining — 0.8%
US Silica Holdings, Inc. (a)	18,394	472,542

		1,082,024

Communications — 7.0%
Internet — 4.3%
Dealertrack Technologies, Inc. (b)	17,731	785,661
Shutterfly, Inc. (b)	16,946	706,563
SPS Commerce, Inc. (b)	18,487	1,046,919

		2,539,143

Telecommunications — 2.7%
RF Micro Devices, Inc. (a) (b)	39,481	654,990
Ruckus Wireless, Inc. (b)	75,096	902,654

		1,557,644

		4,096,787

Consumer, Cyclical — 20.7%
Apparel — 0.8%
Skechers U.S.A., Inc. Class A (b)	7,905	436,751

Distribution & Wholesale — 0.6%
Beacon Roofing Supply, Inc. (b)	11,869	329,958

Entertainment — 1.3%
Vail Resorts, Inc.	8,336	759,660

Leisure Time — 1.3%
Brunswick Corp.	15,260	782,228

Office Furnishings — 1.3%
Steelcase, Inc. Class A	43,093	773,519

Retail — 14.4%
Casey’s General Stores, Inc.	9,403	849,279
Chuy’s Holdings, Inc. (b)	35,731	702,829
Fiesta Restaurant Group, Inc. (b)	22,225	1,351,280
Five Below, Inc. (b)	25,657	1,047,575
Jack in the Box, Inc.	13,599	1,087,376
Lands’ End, Inc. (a) (b)	10,504	566,796
Red Robin Gourmet Burgers, Inc. (b)	9,940	765,132
Rush Enterprises, Inc. Class A (b)	19,854	636,321
Sportsman’s Warehouse Holdings, Inc. (b)	53,889	394,467
Tile Shop Holdings, Inc. (a) (b)	40,393	358,690
Vitamin Shoppe, Inc. (b)	13,890	674,776

		8,434,521

Storage & Warehousing — 1.0%
Mobile Mini, Inc.	13,800	559,038

		12,075,675

	Number of Shares	Value
Consumer, Non-cyclical — 30.6%
Biotechnology — 1.8%
Insmed, Inc. (b)	37,410	$578,733
NewLink Genetics Corp. (a) (b)	5,022	199,624
Sage Therapeutics, Inc. (a) (b)	6,951	254,407

		1,032,764

Commercial Services — 10.6%
The Corporate Executive Board Co.	10,459	758,591
Euronet Worldwide, Inc. (b)	16,699	916,775
ExamWorks Group, Inc. (b)	22,916	953,076
H&E Equipment Services, Inc.	21,546	605,227
MAXIMUS, Inc.	17,271	947,142
TAL Education Group Sponsored ADR (Cayman Islands) (b)	19,251	540,761
TrueBlue, Inc. (b)	20,735	461,354
WEX, Inc. (b)	10,370	1,025,800

		6,208,726

Health Care – Products — 4.9%
AngioDynamics, Inc. (b)	25,039	475,991
Dexcom, Inc. (b)	14,496	798,005
Endologix, Inc. (b)	22,540	344,637
LDR Holding Corp. (b)	17,696	580,075
Spectranetics Corp. (b)	19,182	663,313

		2,862,021

Health Care – Services — 4.5%
Acadia Healthcare Co., Inc. (b)	12,578	769,899
Centene Corp. (b)	6,252	649,270
HealthSouth Corp.	22,084	849,351
Surgical Care Affiliates, Inc. (a) (b)	11,201	376,914

		2,645,434

Pharmaceuticals — 8.8%
Aerie Pharmaceuticals, Inc. (b)	28,266	825,084
Akorn, Inc. (b)	25,229	913,290
BioDelivery Sciences International, Inc. (b)	27,469	330,177
Isis Pharmaceuticals, Inc. (a) (b)	14,373	887,389
Kite Pharma, Inc. (b)	6,251	360,495
Ophthotech Corp. (a) (b)	12,672	568,593
Oramed Pharmaceuticals, Inc. (a) (b)	28,414	129,568
Orexigen Therapeutics, Inc. (a) (b)	64,431	390,452
Relypsa, Inc. (b)	24,931	767,875

		5,172,923

		17,921,868

Diversified — 1.5%
Holding Company – Diversified — 1.5%
Primoris Services Corp.	37,907	880,959

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 8.3%
Banks — 4.0%
Bank of the Ozarks, Inc.	22,425	$850,356
Banner Corp.	14,672	631,190
South State Corp.	12,915	866,338

		2,347,884

Diversified Financial — 0.9%
MarketAxess Holdings, Inc.	6,743	483,541

Real Estate — 1.1%
Jones Lang LaSalle, Inc.	4,336	650,096

Real Estate Investment Trusts (REITS) — 2.3%
Eastgroup Properties	8,365	529,672
Pebblebrook Hotel Trust	18,186	829,827

		1,359,499

		4,841,020

Industrial — 11.3%
Building Materials — 1.7%
Louisiana-Pacific Corp. (b)	24,393	403,948
USG Corp. (b)	22,234	622,330

		1,026,278

Electrical Components & Equipment — 1.1%
Belden, Inc.	8,248	650,025

Electronics — 2.0%
FEI Co.	3,790	342,426
Imax Corp. (a) (b)	27,134	838,441

		1,180,867

Engineering & Construction — 1.0%
EMCOR Group, Inc.	12,707	565,334

Environmental Controls — 0.7%
US Ecology, Inc.	10,539	422,824

Machinery – Diversified — 1.0%
Lindsay Corp. (a)	6,743	578,145

Manufacturing — 1.1%
Actuant Corp. Class A	23,824	648,966

Transportation — 2.7%
Hub Group, Inc. Class A (b)	8,447	321,662
Swift Transportation Co. (b)	43,399	1,242,513

		1,564,175

		6,636,614

Technology — 17.8%
Computers — 3.3%
Nimble Storage, Inc. (a) (b)	27,134	746,185
Spansion, Inc. Class A (a) (b)	35,543	1,216,281

		1,962,466

Semiconductors — 1.8%
Cavium, Inc. (b)	16,845	1,041,358

	Number of Shares	Value
Software — 12.7%
Aspen Technology, Inc. (b)	28,531	$999,156
Callidus Software, Inc. (b)	45,940	750,200
Cornerstone OnDemand, Inc. (b)	19,504	686,541
Demandware, Inc. (b)	17,060	981,632
Envestnet, Inc. (b)	18,403	904,323
Guidewire Software, Inc. (b)	11,176	565,841
Infoblox, Inc. (b)	46,455	938,856
Interactive Intelligence Group, Inc. (b)	8,587	411,317
QLIK Technologies, Inc. (b)	38,165	1,178,917

		7,416,783

		10,420,607

TOTAL COMMON STOCK (Cost $51,846,172)		57,955,554

TOTAL EQUITIES (Cost $51,846,172)		57,955,554

MUTUAL FUNDS — 13.8%
Diversified Financial — 13.8%
State Street Navigator Securities Lending Prime Portfolio (c)	8,050,098	8,050,098

TOTAL MUTUAL FUNDS (Cost $8,050,098)		8,050,098

TOTAL LONG-TERM INVESTMENTS (Cost $59,896,270)		66,005,652

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$770,899	770,899

TOTAL SHORT-TERM INVESTMENTS (Cost $770,899)		770,899

TOTAL INVESTMENTS — 114.2% (Cost $60,667,169) (e)		66,776,551

Other Assets/(Liabilities) — (14.2)%		(8,295,160)

NET ASSETS — 100.0%		$58,481,391

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $7,853,113 or 13.43% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $770,900. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $790,228.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 96.8%
Basic Materials — 3.2%
Chemicals — 1.7%
Solvay SA Class A	21,058	$2,844,758

Forest Products & Paper — 0.5%
UPM-Kymmene OYJ	52,434	861,002

Iron & Steel — 0.5%
ArcelorMittal	84,808	918,575

Mining — 0.5%
First Quantum Minerals Ltd. (a)	60,048	853,325

		5,477,660

Communications — 8.1%
Advertising — 0.9%
Publicis Groupe	21,452	1,536,460

Telecommunications — 7.2%
Deutsche Telekom AG	122,889	1,969,699
KDDI Corp.	24,300	1,520,456
Koninklijke KPN NV	523,638	1,650,916
Nippon Telegraph & Telephone Corp.	27,900	1,435,679
Telecom Italia SpA (a) (b)	906,349	961,201
Vodafone Group PLC	1,419,164	4,862,710

		12,400,661

		13,937,121

Consumer, Cyclical — 17.2%
Airlines — 2.2%
Japan Airlines Co. Ltd.	70,900	2,071,030
Ryanair Holdings PLC Sponsored ADR (Ireland) (b)	22,473	1,601,651

		3,672,681

Auto Manufacturers — 5.9%
Daimler AG	27,885	2,326,463
Mazda Motor Corp.	50,300	1,207,408
Renault SA	21,511	1,571,929
Toyota Motor Corp.	81,700	5,094,858

		10,200,658

Distribution & Wholesale — 1.9%
Mitsui & Co. Ltd.	95,300	1,273,986
Wolseley PLC	33,769	1,922,415

		3,196,401

Food Services — 1.0%
Sodexo SA	17,891	1,754,203

Home Builders — 1.3%
Daiwa House Industry Co. Ltd.	116,700	2,209,799

	Number of Shares	Value
Home Furnishing — 2.9%
Electrolux AB Series B	99,358	$2,915,290
Sony Corp.	104,300	2,123,425

		5,038,715

Leisure Time — 0.6%
Yamaha Motor Co. Ltd. (a)	52,100	1,047,804

Lodging — 1.4%
InterContinental Hotels Group PLC	38,331	1,536,005
Sands China Ltd.	179,600	874,684

		2,410,689

		29,530,950

Consumer, Non-cyclical — 14.4%
Agriculture — 1.5%
British American Tobacco PLC	27,998	1,521,240
Japan Tobacco, Inc.	41,500	1,139,510

		2,660,750

Beverages — 0.9%
SABMiller PLC	31,030	1,605,874

Foods — 3.5%
Nestle SA	41,717	3,057,920
NH Foods Ltd.	62,000	1,356,136
Seven & I Holdings Co. Ltd.	44,000	1,587,112

		6,001,168

Pharmaceuticals — 8.5%
AstraZeneca PLC	50,214	3,532,337
Bayer AG	30,162	4,123,430
Otsuka Holdings Co. Ltd. (a)	36,500	1,094,705
Roche Holding AG	11,306	3,064,383
Sanofi	15,648	1,426,095
Shire Ltd.	18,352	1,298,464

		14,539,414

		24,807,206

Diversified — 0.9%
Holding Company – Diversified — 0.9%
Hutchison Whampoa Ltd.	65,000	744,993
Wharf Holdings Ltd.	100,000	718,124

		1,463,117

Energy — 8.1%
Oil & Gas — 8.1%
BG Group PLC	113,080	1,505,178
Oil Search Ltd.	180,737	1,167,711
Repsol YPF SA (a)	116,084	2,157,787
Royal Dutch Shell PLC Class A	183,091	6,068,825
Total SA	59,522	3,068,908

		13,968,409

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 29.3%
Banks — 17.9%
Australia & New Zealand Banking Group Ltd. (a)	117,614	$3,059,468
Banco Popular Espanol SA (a)	103,793	513,908
Barclays PLC	802,124	3,015,588
BNP Paribas	44,438	2,611,367
Credit Agricole SA	120,677	1,551,387
Danske Bank A/S	62,759	1,689,134
DnB NOR ASA	88,831	1,309,757
HSBC Holdings PLC	384,024	3,629,212
Industrial & Commercial Bank of China	3,229,000	2,345,666
Intesa Sanpaolo SpA	557,460	1,612,643
KBC Groep NV (b)	24,790	1,375,858
Mitsubishi UFJ Financial Group, Inc.	881,800	4,833,272
Sumitomo Mitsui Financial Group, Inc.	57,200	2,066,779
Turkiye Garanti Bankasi AS	305,911	1,225,768

		30,839,807

Diversified Financial — 1.4%
Nomura Holdings, Inc.	222,800	1,267,862
ORIX Corp.	91,800	1,147,582

		2,415,444

Insurance — 8.1%
Assicurazioni Generali SpA	102,912	2,103,054
AXA SA	119,801	2,766,988
ING Groep NV (b)	176,366	2,283,518
Prudential PLC	131,244	3,020,207
Swiss Re AG	15,008	1,255,769
Zurich Insurance Group AG	8,052	2,521,426

		13,950,962

Real Estate — 1.3%
Mitsui Fudosan Co. Ltd.	84,000	2,259,224

Real Estate Investment Trusts (REITS) — 0.6%
Goodman Group (a)	221,188	1,019,670

		50,485,107

Industrial — 8.8%
Aerospace & Defense — 0.7%
European Aeronautic Defence and Space Co.	25,906	1,286,679

Building Materials — 1.8%
Compagnie de Saint-Gobain	20,622	868,171
Daikin Industries Ltd.	13,500	870,714
Lafarge SA	19,718	1,383,895

		3,122,780

Electrical Components & Equipment — 3.4%
Hitachi Ltd.	494,000	3,614,726
Schneider Electric SE	29,985	2,178,766

		5,793,492

	Number of Shares	Value
Machinery – Construction & Mining — 1.4%
Rio Tinto PLC	52,042	$2,397,708

Metal Fabricate & Hardware — 0.8%
Norsk Hydro ASA	250,875	1,411,020

Transportation — 0.7%
Yamato Holdings Co. Ltd. (a)	57,400	1,130,230

		15,141,909

Technology — 2.8%
Computers — 0.5%
Asustek Computer	79,000	860,153

Office Equipment/Supplies — 0.6%
Ricoh Co. Ltd.	97,700	992,494

Semiconductors — 1.2%
Samsung Electronics Co., Ltd.	1,711	2,056,711

Software — 0.5%
Infosys Ltd. Sponsored ADR (India) (a)	30,590	962,361

		4,871,719

Utilities — 4.0%
Electric — 1.6%
E.ON AG	67,628	1,161,306
Enel SpA	358,949	1,604,949

		2,766,255

Gas — 1.9%
Gaz De France	140,377	3,278,547

Water — 0.5%
Suez Environnement Co.	48,420	839,374

		6,884,176

TOTAL COMMON STOCK (Cost $170,132,490)		166,567,374

PREFERRED STOCK — 0.8%

Consumer, Cyclical — 0.8%
Auto Manufacturers — 0.8%
Porsche Automobil Holdings SE 3.230%	16,152	1,312,367

TOTAL PREFERRED STOCK (Cost $1,735,143)		1,312,367

TOTAL EQUITIES (Cost $171,867,633)		167,879,741

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%

Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/08/15 (a) (b)	116,084	$64,194

TOTAL RIGHTS (Cost $66,997)		64,194

MUTUAL FUNDS — 5.3%
Diversified Financial — 5.3%
State Street Navigator Securities Lending Prime Portfolio (c)	9,129,175	9,129,175

TOTAL MUTUAL FUNDS (Cost $9,129,175)		9,129,175

TOTAL LONG-TERM INVESTMENTS (Cost $181,063,805)		177,073,110

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$4,032,001	4,032,001

TOTAL SHORT-TERM INVESTMENTS (Cost $4,032,001)		4,032,001

TOTAL INVESTMENTS — 105.2% (Cost $185,095,806) (e)		181,105,111

Other Assets/(Liabilities) — (5.2)%		(8,973,215)

NET ASSETS — 100.0%		$172,131,896

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $8,679,307 or 5.04% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,032,003. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $4,114,995.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

Japan	24.0%
United Kingdom	20.1%
France	14.4%
Germany	6.3%
Switzerland	5.8%
United States	5.3%
Italy	3.6%
Netherlands	3.0%
Belgium	2.5%
Australia	2.4%
Sweden	1.7%
Spain	1.6%
Norway	1.6%
China	1.4%
Republic of Korea	1.2%
Denmark	1.0%
Ireland	0.9%
Hong Kong	0.8%
Channel Islands	0.8%
Turkey	0.7%
Papua New Guinea	0.7%
India	0.6%
Luxembourg	0.5%
Cayman Islands	0.5%
Finland	0.5%
Taiwan	0.5%
Canada	0.5%

Total Long-Term Investments	102.9%
Short-Term Investments and Other Assets and Liabilities	(2.9)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.2%
Basic Materials — 5.7%
Chemicals — 3.1%
Air Liquide	6,887	$849,776
Air Water, Inc.	3,000	47,558
Akzo Nobel NV	4,861	337,084
Arkema	1,351	89,591
Asahi Kasei Corp.	26,000	238,274
BASF SE	18,383	1,553,983
Brenntag AG	3,144	176,911
Croda International PLC	2,612	107,625
Daicel Corp.	5,000	58,541
EMS-Chemie Holding AG Registered	179	72,674
Givaudan SA Registered	187	334,367
Hitachi Chemical Co. Ltd.	1,700	30,114
Incitec Pivot Ltd.	31,888	82,459
Israel Chemicals Ltd.	8,965	64,664
Johnson Matthey PLC	4,173	218,766
JSR Corp.	3,400	58,384
K+S AG (a)	3,599	99,940
Kaneka Corp.	7,000	37,640
Kansai Paint Co. Ltd.	5,000	77,273
Koninklijke DSM NV	3,472	211,120
Lanxess AG	1,680	78,159
Linde AG	3,711	692,175
Lonza Group AG Registered	1,038	116,980
Mitsubishi Chemical Holding Corp.	28,000	136,352
Mitsubishi Gas Chemical Co., Inc.	8,000	40,188
Mitsui Chemicals, Inc.	14,000	39,767
Nippon Paint Co. Ltd. (a)	4,000	116,102
Nitto Denko Corp.	3,100	173,363
OCI NV (a) (b)	1,717	59,589
Shin-Etsu Chemical Co. Ltd.	8,200	533,469
Solvay SA Class A	1,231	166,298
Sumitomo Chemical Co. Ltd.	31,000	122,737
Symrise AG	2,493	151,185
Syngenta AG	1,871	600,779
Taiyo Nippon Sanso Corp. (a)	3,000	33,103
Yara International ASA	3,584	160,282

		7,967,272

Forest Products & Paper — 0.2%
Oji Holdings Corp.	17,000	61,006
Stora Enso Oyj Class R	10,192	90,720
Svenska Cellulosa AB Class B	11,833	255,546
UPM-Kymmene OYJ	11,090	182,105

		589,377

Iron & Steel — 0.6%
ArcelorMittal (a)	19,993	216,549
Fortescue Metals Group Ltd. (a)	30,719	67,695

	Number of Shares	Value
Hitachi Metals Ltd.	4,000	$68,119
JFE Holdings, Inc.	10,000	222,585
Kobe Steel Ltd.	65,000	112,440
Nippon Steel Corp.	153,000	379,702
ThyssenKrupp AG (b)	9,170	235,857
Voestalpine AG	2,432	95,871
Yamato Kogyo Co. Ltd.	700	19,680

		1,418,498

Mining — 1.8%
Alumina Ltd. (b)	52,586	76,205
Anglo American PLC	27,922	516,611
Antofagasta PLC	8,073	93,730
BHP Billiton Ltd.	64,295	1,525,628
Boliden AB	5,709	90,962
Fresnillo PLC (a)	4,928	58,480
Glencore PLC	212,348	977,384
Iluka Resources Ltd. (a)	7,463	35,876
Mitsubishi Materials Corp. (a)	21,000	69,809
Newcrest Mining Ltd. (b)	15,793	140,631
Orica Ltd. (a)	7,510	115,096
Randgold Resources Ltd.	1,710	115,700
Rio Tinto Ltd.	8,718	408,937
Sumitomo Metal Mining Co. Ltd.	10,000	149,218
Umicore SA	2,218	89,335

		4,463,602

		14,438,749

Communications — 7.4%
Advertising — 0.4%
Dentsu, Inc.	4,400	185,168
Hakuhodo DY Holdings, Inc.	5,300	50,800
JCDecaux SA	1,536	52,745
Publicis Groupe	3,736	267,584
WPP PLC	26,297	545,563

		1,101,860

Internet — 0.4%
Iliad SA	528	126,835
Kakaku.com, Inc. (a)	3,300	47,444
M3, Inc.	4,200	69,842
Mixi, Inc. (a)	700	26,125
Rakuten, Inc. (a) (b)	16,200	225,546
SBI Holdings, Inc.	3,742	40,633
Seek Ltd.	6,318	88,173
Trend Micro, Inc. (a) (b)	2,100	57,456
United Internet AG	2,602	117,996
Yahoo! Japan Corp. (a)	27,600	99,592

		899,642

Media — 1.2%
Axel Springer AG	918	55,363
ITV PLC	76,360	254,383

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lagardere S.C.A	2,170	$56,318
Numericable-SFR (b)	1,791	88,315
Pearson PLC	16,390	301,498
ProSiebenSat.1 Media AG	4,499	189,538
Reed Elsevier NV	14,109	337,187
Reed Elsevier PLC	22,910	389,777
RTL Group (b)	843	80,110
Singapore Press Holdings Ltd. (a)	33,000	104,823
Sky PLC	20,643	287,314
Vivendi SA	24,433	609,485
Wolters Kluwer NV	6,142	187,550

		2,941,661

Telecommunications — 5.4%
Alcatel-Lucent (a) (b)	56,721	201,369
Altice SA (b)	1,775	140,068
Belgacom SA	3,102	112,323
Bezeq Israeli Telecommunication Corp. Ltd.	42,902	76,274
BT Group PLC	163,121	1,012,584
Deutsche Telekom AG	63,647	1,020,152
Elisa OYJ	2,962	80,616
Eutelsat Communications SA	3,023	97,726
France Telecom SA	37,115	631,188
Hikari Tsushin, Inc. (a)	300	18,261
HKT Trust / HKT Ltd.	56,840	73,810
Inmarsat PLC	7,934	98,322
KDDI Corp.	11,700	732,072
Koninklijke KPN NV	64,200	202,408
Millicom International Cellular SA	1,303	96,905
NICE Systems Ltd.	1,293	65,453
Nippon Telegraph & Telephone Corp.	7,500	385,935
Nokia Oyj	74,911	589,590
NTT DOCOMO, Inc.	30,700	449,391
PCCW Ltd.	89,136	60,952
SES SA	6,123	219,638
Singapore Telecommunications Ltd.	161,000	472,594
Softbank Corp.	19,200	1,142,635
Spark New Zealand Ltd.	36,950	89,527
StarHub Ltd.	14,000	43,841
Swisscom AG	472	247,848
TDC A/S	16,503	125,764
Tele2 AB	6,664	80,676
Telecom Italia SpA (a) (b)	200,267	212,387
Telecom Italia SpA- RSP	126,105	105,403
Telefonaktiebolaget LM Ericsson Class B	61,040	739,252
Telefonica Deutschland Holding AG	10,632	56,780
Telefonica SA (a)	84,182	1,204,136
Telenet Group Holding NV (b)	995	55,883
Telenor ASA	15,159	305,656
TeliaSonera AB	47,890	307,978
Telstra Corp. Ltd.	87,437	424,612

	Number of Shares	Value
TPG Telecom Ltd.	4,570	$24,944
Vodafone Group PLC	530,858	1,818,964

		13,823,917

		18,767,080

Consumer, Cyclical — 11.4%
Airlines — 0.2%
All Nippon Airways Co. Ltd.	21,000	51,689
Cathay Pacific Airways Ltd.	27,000	58,682
Deutsche Lufthansa AG	4,821	80,736
easyJet PLC	2,879	74,311
International Consolidated Airlines Group SA (b)	20,889	154,619
Japan Airlines Co. Ltd.	2,500	73,026
Qantas Airways Ltd. (b)	7,711	14,952
Singapore Airlines Ltd.	10,000	87,431

		595,446

Apparel — 0.5%
Adidas AG	4,190	292,035
Asics Corp.	3,400	81,253
Burberry Group PLC	8,965	227,161
Christian Dior SA	1,105	188,797
Hermes International (a)	526	187,410
Hugo Boss AG	853	104,726
Yue Yuen Industrial Holdings Ltd.	14,000	50,314

		1,131,696

Auto Manufacturers — 3.6%
Bayerische Motoren Werke AG	6,613	718,197
Daihatsu Motor Co. Ltd. (a)	3,600	47,222
Daimler AG	19,269	1,607,625
Fiat Chrysler Automobiles NV (b)	2,414	27,702
Fiat Chrysler Automobiles NV (b)	15,554	180,115
Fuji Heavy Industries Ltd.	11,700	412,016
Hino Motors Ltd. (a)	4,700	61,486
Honda Motor Co. Ltd.	32,700	950,906
Isuzu Motors Ltd.	12,000	146,408
Mazda Motor Corp.	10,800	259,245
Mitsubishi Motors Corp. (a)	12,900	118,177
Nissan Motor Co. Ltd.	49,900	434,641
Peugeot SA (a) (b)	8,234	100,445
Renault SA	3,846	281,049
Suzuki Motor Corp.	7,300	219,445
Toyota Motor Corp.	54,800	3,417,359
Volkswagen AG	614	133,787

		9,115,825

Automotive & Parts — 1.3%
Aisin Seiki Co.	4,000	143,771
Bridgestone Corp.	13,000	451,762
Cie Generale des Etablissements Michelin Class B	3,727	337,899
Continental AG	2,192	465,477

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Denso Corp.	9,700	$452,074
GKN PLC	32,651	173,187
JTEKT Corp. (a)	4,400	74,522
Koito Manufacturing Co. Ltd. (a)	1,900	57,949
NGK Spark Plug Co., Ltd. (a)	3,800	114,750
NHK Spring Co. Ltd.	2,600	22,684
NOK Corp.	1,800	45,715
Nokian Renkaat OYJ (a)	2,470	60,500
Pirelli & C. SpA	5,211	69,983
Stanley Electric Co. Ltd. (a)	3,200	69,168
Sumitomo Electric Industries Ltd.	15,400	192,143
Sumitomo Rubber Industries Ltd.	3,300	49,133
Toyoda Gosei Co. Ltd.	1,100	22,212
Toyota Industries Corp.	3,400	173,731
Valeo SA	1,569	195,430
The Yokohama Rubber Co. Ltd. (a)	4,000	36,544

		3,208,634

Distribution & Wholesale — 0.9%
Hitachi High-Technologies Corp.	1,100	31,739
ITOCHU Corp. (a)	30,300	323,957
Jardine Cycle & Carriage Ltd.	2,000	64,220
Li & Fung Ltd.	120,000	112,224
Marubeni Corp.	33,500	200,809
Mitsubishi Corp.	27,700	508,015
Mitsui & Co. Ltd.	34,200	457,191
Sumitomo Corp.	22,600	232,124
Toyota Tsusho Corp.	4,400	101,695
Wolseley PLC	5,391	306,901

		2,338,875

Entertainment — 0.2%
Merlin Entertainments PLC (c)	10,758	66,416
Oriental Land Co. Ltd.	1,000	229,320
Tabcorp Holdings Ltd.	13,885	46,841
Tatts Group Ltd.	27,918	78,541
Toho Co. Ltd.	2,100	47,650
William Hill PLC	17,096	96,141

		564,909

Food Services — 0.3%
Compass Group PLC	33,689	574,207
Sodexo SA	1,946	190,804

		765,011

Home Builders — 0.3%
Daiwa House Industry Co. Ltd.	11,900	225,335
Iida Group Holdings Co. Ltd.	2,700	32,791
Persimmon PLC	6,137	150,123
Sekisui Chemical Co. Ltd.	8,000	96,308
Sekisui House Ltd. (a)	11,100	145,386

		649,943

Home Furnishing — 0.4%
Electrolux AB Series B	4,956	145,416

	Number of Shares	Value
Panasonic Corp.	44,300	$520,466
Sony Corp.	21,000	427,535

		1,093,417

Leisure Time — 0.3%
Carnival PLC	3,718	167,875
Flight Centre Travel Group Ltd. (a)	960	25,391
Sankyo Co. Ltd.	900	31,018
Sega Sammy Holdings, Inc. (a)	3,300	42,337
Shimano, Inc.	1,600	206,960
TUI AG	4,761	78,913
TUI AG (b)	4,313	69,306
Yamaha Corp.	3,200	47,530
Yamaha Motor Co. Ltd. (a)	5,300	106,591

		775,921

Lodging — 0.6%
Accor SA	3,517	157,583
City Developments Ltd. (a)	8,000	61,766
Crown Resorts Ltd.	7,800	80,132
Galaxy Entertainment Group Ltd.	47,000	261,633
Genting Singapore PLC (a)	122,000	98,848
InterContinental Hotels Group PLC	4,902	196,434
MGM China Holdings Ltd.	17,600	44,368
Sands China Ltd.	48,400	235,716
Shangri-La Asia Ltd.	18,000	24,722
SJM Holdings Ltd.	42,000	66,098
Whitbread PLC	3,642	268,769
Wynn Macau Ltd.	30,400	84,945

		1,581,014

Retail — 2.5%
ABC-Mart, Inc. (a)	500	24,228
Aeon Co. Ltd. (a)	12,200	122,798
Cie Financiere Richemont SA	10,493	929,442
Citizen Holdings Co. Ltd.	4,500	34,620
Dixons Carphone PLC	18,865	135,877
Don Quijote Holdings Co. Ltd. (a)	1,200	81,965
FamilyMart Co. Ltd. (a)	1,000	37,332
Fast Retailing Co. Ltd.	1,100	400,765
Harvey Norman Holdings Ltd.	9,873	26,921
Hennes & Mauritz AB Class B	19,007	788,445
Inditex SA	21,823	625,293
Isetan Mitsukoshi Holdings Ltd. (a)	6,300	77,234
J Front Retailing Co. Ltd.	4,500	52,404
Kering	1,516	291,463
Kingfisher PLC	47,588	250,770
Lawson, Inc. (a)	1,200	72,562
Marks & Spencer Group PLC	32,907	242,961
Marui Group Co. Ltd.	4,500	40,697
McDonald’s Holdings Co. Japan Ltd. (a)	1,100	24,065
Next PLC	3,099	326,870
Nitori Holdings Co. Ltd.	1,400	75,234

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pandora A/S	2,348	$190,452
Shimamura Co. Ltd. (a)	400	34,463
Sports Direct International PLC (b)	5,861	64,279
Swatch Group AG	624	277,079
The Swatch Group AG	921	79,661
Takashimaya Co. Ltd.	5,000	40,099
Travis Perkins PLC	5,043	145,188
USS Co. Ltd.	4,800	73,867
Wesfarmers Ltd.	22,588	764,673
Yamada Denki Co. Ltd. (a)	18,700	62,415

		6,394,122

Storage & Warehousing — 0.0%
Mitsubishi Logistics Corp.	3,000	43,373

Textiles — 0.2%
Kuraray Co. Ltd. (a)	7,400	84,368
Teijin Ltd.	18,000	47,936
Toray Industries, Inc.	30,000	240,270

		372,574

Toys, Games & Hobbies — 0.1%
Bandai Namco Holdings, Inc.	3,500	74,289
Nintendo Co. Ltd.	2,100	218,865
Sanrio Co. Ltd. (a)	1,000	24,872

		318,026

		28,948,786

Consumer, Non-cyclical — 22.6%
Agriculture — 1.5%
British American Tobacco PLC	37,382	2,031,109
Golden Agri-Resources Ltd. (a)	131,000	45,431
Imperial Tobacco Group PLC	19,197	840,697
Japan Tobacco, Inc.	22,100	606,823
Swedish Match AB	4,099	127,852
Wilmar International Ltd.	36,000	87,821

		3,739,733

Beverages — 2.4%
Asahi Group Holdings Ltd.	7,800	240,756
Carlsberg A/S Class B	2,174	168,823
Coca-Cola Amatil Ltd.	11,797	89,273
Coca-Cola HBC AG (a)	4,172	79,380
Diageo PLC	50,370	1,444,670
Heineken Holding NV Class A	1,946	121,980
Heineken NV	4,616	327,917
InBev NV	16,097	1,811,455
Kirin Holdings Co. Ltd. (a)	16,600	205,627
Pernod-Ricard SA	4,279	474,443
Remy Cointreau SA	422	28,187
SABMiller PLC	19,342	1,000,993
Suntory Beverage & Food Ltd.	2,800	96,678
Treasury Wine Estates Ltd.	14,857	57,796

		6,147,978

	Number of Shares	Value
Biotechnology — 0.3%
CSL Ltd.	9,514	$669,891
Novozymes A/S	4,812	201,892

		871,783

Commercial Services — 1.5%
Abertis Infraestructuras SA	8,126	160,537
Adecco SA	3,449	236,270
Aggreko PLC	5,289	123,225
Ashtead Group PLC	10,090	178,383
Atlantia SpA	8,462	196,543
Babcock International Group PLC	5,441	89,020
Benesse Holdings, Inc.	1,200	35,647
Brambles Ltd.	31,416	270,551
Bunzl PLC	6,796	185,258
Bureau Veritas SA	4,402	97,204
Capita PLC	13,123	219,931
Dai Nippon Printing Co. Ltd.	12,000	108,302
Edenred	3,879	107,708
Experian PLC	19,810	334,149
G4S PLC	31,550	135,778
Intertek Group PLC	3,345	121,252
ISS A/S (b)	1,905	54,843
Park24 Co. Ltd.	1,900	27,980
Randstad Holding NV	2,630	126,481
Recruit Holdings Co. Ltd. (b)	3,100	87,766
Secom Co. Ltd.	4,200	241,299
Securitas AB Class B	6,683	80,973
SGS SA	111	226,323
Toppan Printing Co. Ltd.	12,000	78,121
Transurban Group	36,663	256,294

		3,779,838

Cosmetics & Personal Care — 0.7%
Beiersdorf AG	2,029	165,490
Kao Corp.	10,300	406,331
L’Oreal	5,023	843,297
Shiseido Co. Ltd. (a)	7,700	107,826
Unicharm Corp. (a)	7,500	180,485

		1,703,429

Foods — 5.1%
Ajinomoto Co., Inc.	11,000	203,827
Aryzta AG	1,787	137,309
Associated British Foods PLC	7,115	345,687
Barry Callebaut AG	41	41,991
Calbee, Inc.	1,600	55,233
Carrefour SA	12,606	382,996
Casino Guichard-Perrachon SA	1,097	100,951
Colruyt SA	1,521	70,528
Danone SA	11,652	766,544
Delhaize Group	2,090	151,822
Distribuidora Internacional de Alimentacion SA	11,700	78,670

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Pacific Co. Ltd.	41,750	$41,158
ICA Gruppen AB	1,550	60,668
J Sainsbury PLC (a)	25,962	98,701
Jeronimo Martins SGPS SA	4,409	44,192
Kerry Group PLC Class A	3,210	221,478
Kikkoman Corp. (a)	3,000	73,601
Koninklijke Ahold NV	18,293	325,177
Lindt & Spruengli AG	20	98,736
Lindt & Spruengli AG	2	114,793
MEIJI Holdings Co. Ltd.	1,300	118,398
Metcash Ltd. (a)	20,722	31,161
Metro AG (b)	3,435	105,167
Nestle SA	64,680	4,741,144
NH Foods Ltd.	4,000	87,493
Nisshin Seifun Group, Inc. (a)	3,600	34,881
Nissin Foods Holdings Co. Ltd.	1,100	52,641
Seven & I Holdings Co. Ltd.	15,200	548,275
Tate & Lyle PLC	10,120	95,062
Tesco PLC	162,690	473,416
Toyo Suisan Kaisha Ltd. (a)	1,600	51,663
Unilever NV	32,591	1,280,264
Unilever PLC	25,701	1,043,994
WH Group Ltd. (b) (c)	80,500	45,848
WM Morrison Supermarkets PLC (a)	42,369	120,581
Woolworths Ltd. (a)	25,306	630,507
Yakult Honsha Co. Ltd. (a)	1,800	94,992
Yamazaki Baking Co. Ltd. (a)	2,000	24,677

		12,994,226

Health Care – Products — 0.9%
Cie Generale d’Optique Essilor International SA	4,106	457,066
Cochlear Ltd. (a)	1,036	65,385
Coloplast A/S Class B	2,275	191,480
Elekta AB	6,750	68,892
Fresenius SE & Co. KGaA	7,636	398,753
Getinge AB Class B	4,097	93,059
Luxottica Group SpA	3,367	184,335
QIAGEN NV (b)	4,538	106,272
Shimadzu Corp.	5,000	50,885
Smith & Nephew PLC	17,894	328,523
Sonova Holding AG	1,094	160,373
Sysmex Corp. (a)	2,900	128,653
Terumo Corp.	6,200	141,203
William Demant Holding (b)	401	30,437

		2,405,316

Health Care – Services — 0.3%
Fresenius Medical Care AG & Co. KGaA	4,386	328,252
Healthscope Ltd. (b)	23,758	52,603
Miraca Holdings, Inc.	1,000	43,094
Ramsay Health Care Ltd.	2,535	117,551
Ryman Healthcare Ltd.	7,512	49,870

	Number of Shares	Value
Sonic Healthcare Ltd.	7,582	$113,863

		705,233

Household Products — 0.6%
Henkel AG & Co. KGaA	2,371	230,877
Husqvarna AB Class B	7,229	53,165
Reckitt Benckiser Group PLC	13,029	1,051,068
Societe BIC SA	600	79,628

		1,414,738

Pharmaceuticals — 9.3%
Actelion Ltd.	2,064	237,457
Alfresa Holdings Corp.	3,200	38,673
Astellas Pharma, Inc.	43,000	598,457
AstraZeneca PLC	25,288	1,778,901
Bayer AG	16,561	2,264,045
Celesio AG	834	26,967
Chugai Pharmaceutical Co. Ltd. (a)	4,600	113,076
Daiichi Sankyo Co. Ltd. (a)	13,000	181,746
Eisai Co. Ltd. (a)	5,100	197,614
GlaxoSmithKline PLC	97,157	2,078,679
Grifols SA	2,927	116,517
Grifols SA Class B	79	2,684
Hisamitsu Pharmaceutical Co., Inc.	1,300	40,811
Kyowa Hakko Kirin Co. Ltd. (a)	4,000	37,653
Medipal Holdings Corp.	2,300	26,710
Merck KGaA	2,602	246,840
Mitsubishi Tanabe Pharma Corp.	4,200	61,547
Novartis AG	46,138	4,243,196
Novo Nordisk A/S	40,208	1,701,265
Ono Pharmaceutical Co. Ltd.	1,700	150,641
Orion OYJ Class B	2,184	67,801
Otsuka Holdings Co. Ltd.	7,800	233,937
Roche Holding AG	14,092	3,819,502
Sanofi	23,831	2,171,860
Santen Pharmaceutical Co. Ltd.	1,400	74,922
Shionogi & Co. Ltd.	5,900	152,842
Shire Ltd.	11,811	835,667
Sumitomo Dainippon Pharma Co. Ltd. (a)	3,100	30,131
Suzuken Co. Ltd.	1,700	46,983
Taisho Pharmaceutical Holdings Co. Ltd.	700	42,702
Takeda Pharmaceutical Co. Ltd.	15,900	659,782
Teva Pharmaceutical Industries Ltd.	17,222	989,476
UCB SA	2,527	191,775

		23,460,859

		57,223,133

Diversified — 1.0%
Holding Company – Diversified — 1.0%
Bollore SA (a)	12,100	54,915
Exor SpA	2,092	85,348
GEA Group AG	3,719	164,666

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Groupe Bruxelles Lambert SA	1,609	$136,954
Hutchison Whampoa Ltd.	42,990	492,727
Industrivarden AB Class C	3,039	52,783
Keppel Corp. Ltd.	29,000	193,507
LVMH Moet Hennessy Louis Vuitton SA	5,588	883,653
Noble Group Ltd.	86,000	73,830
NWS Holdings Ltd.	27,312	49,948
Swire Pacific Ltd. Class A	13,000	168,405
Wendel SA	672	75,102
Wharf Holdings Ltd.	30,000	215,437

		2,647,275

Energy — 5.4%
Energy – Alternate Sources — 0.0%
Enel Green Power SpA	38,062	79,080

Oil & Gas — 5.2%
BG Group PLC	68,300	909,123
BP PLC	369,088	2,343,613
Caltex Australia Ltd.	2,466	68,240
ENI SpA	50,872	888,490
Galp Energia SGPS SA	8,036	81,300
Idemitsu Kosan Co. Ltd. (a)	1,700	28,169
Inpex Corp.	17,600	195,278
JX Holdings, Inc.	45,600	177,653
Lundin Petroleum AB (a) (b)	4,794	68,550
Neste Oil OYJ (a)	2,617	63,412
OMV AG	2,897	76,659
Repsol YPF SA (a)	20,415	379,477
Royal Dutch Shell PLC Class A	78,965	2,617,413
Royal Dutch Shell PLC Class B	48,851	1,678,224
Santos Ltd.	19,857	134,160
Seadrill Ltd. (a)	7,841	90,261
Showa Shell Sekiyu KK (a)	3,600	35,480
StatoilHydro ASA	22,334	391,391
TonenGeneral Sekiyu KK (a)	5,000	42,742
Total SA	42,895	2,211,633
Transocean Ltd. (a)	7,258	133,017
Tullow Oil PLC	19,187	121,401
Woodside Petroleum Ltd.	14,940	464,456

		13,200,142

Oil & Gas Services — 0.1%
AMEC PLC	8,081	105,764
Petrofac Ltd.	4,782	51,864
Saipem SpA (a) (b)	5,195	54,560
Subsea 7 SA	5,097	51,978
Technip SA	2,066	123,368

		387,534

Pipelines — 0.1%
APA Group	21,182	128,972

		13,795,728

	Number of Shares	Value
Financial — 25.0%
Banks — 13.3%
Aozora Bank Ltd. (a)	21,000	$65,175
Australia & New Zealand Banking Group Ltd.	55,237	1,436,868
Banca Monte dei Paschi di Siena SpA (b)	94,038	53,471
Banco Bilbao Vizcaya Argentaria SA	118,766	1,117,768
Banco Comercial Portugues SA (b)	760,477	59,800
Banco de Sabadell SA (a)	67,477	176,772
Banco Espirito Santo SA (b) (d)	39,664	480
Banco Popolare SC (b)	7,135	85,413
Banco Popular Espanol SA (a)	35,493	175,736
Banco Santander SA	247,453	2,069,159
Bank Hapoalim B.M.	20,099	94,791
Bank Leumi Le-Israel (b)	25,436	87,262
Bank of East Asia Ltd.	27,461	110,320
Bank of Ireland (b)	558,344	208,179
The Bank of Kyoto Ltd.	6,000	50,186
Bank of Queensland Ltd.	6,913	68,315
The Bank of Yokohama Ltd.	24,000	130,260
Bankia SA (b)	90,913	134,780
Bankinter SA	13,371	106,615
Barclays PLC	328,907	1,236,527
Bendigo and Adelaide Bank Ltd. (a)	9,449	98,203
BNP Paribas	21,209	1,246,332
BOC Hong Kong Holdings Ltd.	75,000	249,224
CaixaBank	45,447	236,059
The Chiba Bank Ltd.	15,000	98,449
The Chugoku Bank Ltd.	3,700	50,521
Commerzbank AG (b)	19,367	257,285
Commonwealth Bank of Australia	32,495	2,256,787
Credit Agricole SA	20,570	264,442
Danske Bank A/S	13,237	356,269
DBS Group Holdings, Ltd.	35,000	540,485
Deutsche Bank AG	27,570	833,324
DnB NOR ASA	19,619	289,270
Erste Group Bank AG	5,636	129,213
Fukuoka Financial Group, Inc.	15,000	77,445
The Gunma Bank Ltd. (a)	7,000	45,406
The Hachijuni Bank Ltd.	8,000	51,495
Hang Seng Bank Ltd.	15,500	257,725
The Hiroshima Bank Ltd.	11,000	52,286
Hokuhoku Financial Group, Inc.	23,000	46,486
HSBC Holdings PLC	383,618	3,625,375
Intesa Sanpaolo SpA	232,392	672,273
Intesa Sanpaolo SpA	16,213	39,908
The Iyo Bank Ltd. (a)	5,400	58,532
The Joyo Bank Ltd.	14,000	69,474
Julius Baer Group Ltd.	4,538	207,092
KBC Groep NV (b)	5,013	278,224
Lloyds Banking Group PLC (b)	1,142,552	1,349,201
Mediobanca SpA	12,913	104,553

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mitsubishi UFJ Financial Group, Inc.	255,800	$1,402,076
Mizrahi Tefahot Bank Ltd. (b)	2,271	23,821
Mizuho Financial Group, Inc.	464,100	779,827
National Australia Bank Ltd.	47,418	1,292,011
Natixis	19,446	127,874
Nordea Bank AB	60,684	700,870
Oversea-Chinese Banking Corp. Ltd.	58,321	458,366
Raiffeisen Bank International AG	2,166	32,363
Resona Holdings, Inc.	44,300	223,587
Royal Bank of Scotland Group PLC (b)	50,446	306,234
Seven Bank Ltd. (a)	12,400	52,189
Shinsei Bank Ltd. (a)	30,000	52,374
The Shizuoka Bank Ltd.	10,000	91,471
Skandinaviska Enskilda Banken AB Class A	30,253	382,685
Societe Generale SA	14,496	609,141
Standard Chartered PLC	49,468	741,872
Sumitomo Mitsui Financial Group, Inc.	25,500	921,379
Sumitomo Mitsui Trust Holdings, Inc.	67,000	255,698
Suruga Bank Ltd.	3,800	69,625
Svenska Handelsbanken AB	9,966	465,340
Swedbank AB Class A	18,099	450,357
UBI Banca	18,037	128,394
UniCredit SpA	87,782	559,479
United Overseas Bank Ltd.	25,512	471,662
Westpac Banking Corp.	62,291	1,674,614
Yamaguchi Financial Group, Inc. (a)	4,000	41,208

		33,623,732

Diversified Financial — 2.2%
Aberdeen Asset Management PLC	17,651	117,893
Acom Co. Ltd. (a) (b)	7,900	24,037
Aeon Credit Service Co. Ltd. (a)	2,600	50,828
ASX Ltd.	4,030	120,294
Credit Saison Co. Ltd.	3,200	59,538
Credit Suisse Group	30,631	767,883
Daiwa Securities Group, Inc.	33,000	256,991
Deutsche Boerse AG	3,886	278,487
Eurazeo SA	859	60,003
Hargreaves Lansdown PLC	4,908	76,524
Hong Kong Exchanges and Clearing Ltd.	22,156	487,403
ICAP PLC	11,956	83,395
Investec PLC	11,410	95,316
Japan Exchange Group, Inc. (a)	5,300	123,481
London Stock Exchange Group PLC	4,488	154,191
Macquarie Group Ltd.	5,786	273,091
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,500	40,167
Nomura Holdings, Inc.	72,800	414,275

	Number of Shares	Value
Old Mutual PLC	97,802	$287,627
ORIX Corp.	26,500	331,274
Partners Group Holding AG	340	98,603
Schroders PLC	2,310	95,739
Singapore Exchange Ltd.	15,000	88,195
UBS Group AG	73,429	1,262,223

		5,647,458

Insurance — 5.7%
Admiral Group PLC	4,155	85,089
Aegon NV	36,394	273,064
Ageas	4,433	157,211
AIA Group Ltd.	241,180	1,323,432
Allianz SE	9,140	1,518,645
AMP Ltd.	59,230	263,573
Assicurazioni Generali SpA	23,283	475,799
Aviva PLC	58,799	440,591
AXA SA	36,301	838,427
Baloise Holding AG	907	115,838
CNP Assurances	3,586	63,500
The Dai-ichi Life Insurance Co. Ltd.	21,600	327,774
Delta Lloyd NV	4,150	91,208
Direct Line Insurance Group PLC	30,316	136,735
Gjensidige Forsikring ASA	3,982	64,861
Hannover Rueck SE	1,169	106,036
ING Groep NV (b)	77,155	998,973
Insurance Australia Group Ltd.	47,174	239,168
Legal & General Group PLC	118,738	456,051
Mapfre SA	20,151	67,860
Medibank Pvt. Ltd. (b)	55,229	108,664
Mitsui Sumitomo Insurance Group Holdings, Inc.	10,200	242,269
Muenchener Rueckversicherungs AG	3,458	692,782
NN Group NV (b)	2,471	73,630
Prudential PLC	51,338	1,181,398
QBE Insurance Group Ltd. (a)	26,923	244,202
RSA Insurance Group PLC (b)	20,378	137,142
Sampo Oyj	8,908	417,692
SCOR SE	2,970	89,880
Sompo Japan Nipponkoa Holdings, Inc.	6,700	168,371
Sony Financial Holdings, Inc.	3,100	45,713
Standard Life PLC	47,661	293,612
Suncorp Group Ltd.	25,822	294,246
Swiss Life Holding AG	654	154,549
Swiss Re AG	7,090	593,244
T&D Holdings, Inc.	11,700	140,756
Tokio Marine Holdings, Inc.	13,900	451,399
Tryg A/S	387	43,268
UnipolSai SpA	16,803	45,025
Vienna Insurance Group AG Wiener Versicherung Gruppe	623	27,730
Zurich Insurance Group AG	3,004	940,681

		14,430,088

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 0.3%
Cheung Kong Infrastructure Holdings Ltd.	13,000	$96,055
Delek Group Ltd.	77	19,322
Friends Life Group Ltd.	27,324	154,481
Investment AB Kinnevik Class B	4,697	152,330
Investor AB Class B	9,061	328,364
The Israel Corp. Ltd. (b)	55	26,141
Pargesa Holding SA	548	42,214

		818,907

Real Estate — 1.9%
Aeon Mall Co. Ltd.	2,600	45,978
Capitaland Ltd.	52,000	129,199
Cheung Kong Holdings	28,000	467,931
Daito Trust Construction Co. Ltd.	1,500	169,838
Deutsche Annington Immobilien SE	4,958	168,649
Deutsche Wohnen AG	5,479	130,182
Global Logistic Properties Ltd.	64,000	119,693
Hang Lung Properties Ltd.	46,000	128,197
Henderson Land Development Co. Ltd.	20,151	139,619
Hulic Co. Ltd. (a)	5,400	53,683
Hysan Development Co. Ltd.	12,035	53,476
IMMOFINANZ AG (b)	18,714	47,369
Keppel Land Ltd.	11,000	28,277
Kerry Properties Ltd.	12,500	45,080
Lend Lease Group	11,265	149,991
Mitsubishi Estate Co. Ltd.	25,000	529,109
Mitsui Fudosan Co. Ltd.	19,000	511,015
New World Development Ltd.	112,480	128,657
Nomura Real Estate Holdings, Inc.	2,900	49,833
NTT Urban Development Corp.	1,900	19,060
REA Group Ltd. (a)	1,221	44,860
Scentre Group (b)	106,920	304,031
Seibu Holdings, Inc. (a)	2,400	48,965
Sino Land Co. Ltd.	60,850	97,049
Sumitomo Realty & Development Co. Ltd.	7,000	238,458
Sun Hung Kai Properties Ltd.	33,258	502,908
Swire Properties Ltd.	24,396	72,155
Swiss Prime Site AG	1,069	78,327
Tokyo Tatemono Co. Ltd.	8,000	58,261
Tokyu Fudosan Holdings Corp.	10,000	68,904
UOL Group Ltd.	10,225	53,659
Wheelock & Co. Ltd.	17,000	78,933

		4,761,346

Real Estate Investment Trusts (REITS) — 1.5%
Ascendas Real Estate Investment Trust	43,000	77,187
British Land Co. PLC	19,432	233,438
CapitaCommercial Trust	39,000	51,624
Capital Shopping Centres Group PLC	19,054	98,532
CapitaMall Trust	52,000	80,014

	Number of Shares	Value
Corio NV	1,268	$61,882
Dexus Property Group	18,942	107,112
Federation Centres Ltd.	25,832	60,120
Fonciere Des Regions	494	45,712
Gecina SA	565	70,715
Goodman Group (a)	35,252	162,511
GPT Group	34,764	122,820
Hammerson PLC	16,124	150,703
ICADE	676	54,130
Japan Prime Realty Investment Corp.	14	48,602
Japan Real Estate Investment Corp.	24	115,503
Japan Retail Fund Investment Corp.	46	97,006
Klepierre	1,857	79,987
Land Securities Group PLC	15,918	284,835
The Link REIT	46,723	291,359
Mirvac Group	78,062	112,737
Nippon Building Fund, Inc.	29	145,295
Nippon Prologis REIT, Inc.	31	67,206
Novion Property Group (a)	45,657	78,603
Segro PLC	15,303	87,720
Stockland (a)	47,789	159,642
Suntec Real Estate Investment Trust	49,000	72,430
Unibail-Rodamco SE	1,744	449,183
Unibail-Rodamco SE	229	58,530
United Urban Investment Corp.	49	76,966
Westfield Corp. (b)	39,644	289,846

		3,891,950

Venture Capital — 0.1%
3i Group PLC	20,321	141,227

		63,314,708

Industrial — 12.5%
Aerospace & Defense — 1.0%
BAE Systems PLC	63,623	464,450
Cobham PLC	23,872	119,704
European Aeronautic Defence and Space Co.	11,804	586,272
Finmeccanica SpA (b)	7,489	69,536
Meggitt PLC	15,750	125,895
Rolls-Royce Holdings PLC	37,820	509,476
Safran SA	5,473	336,857
Thales SA	1,989	107,318
Zodiac Aerospace	3,729	125,845

		2,445,353

Building Materials — 1.1%
Asahi Glass Co. Ltd. (a)	21,000	102,545
Boral Ltd.	14,288	61,288
Compagnie de Saint-Gobain	9,050	380,999
CRH PLC	14,941	359,470
Daikin Industries Ltd.	4,700	303,137
Fletcher Building Ltd.	12,888	83,127
Geberit AG Registered	765	259,973

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HeidelbergCement AG	2,859	$203,384
Holcim Ltd.	4,626	328,493
Imerys SA	636	46,901
James Hardie Industries NV	8,634	91,933
Lafarge SA	3,768	264,455
Lixil Group Corp. (a)	5,500	116,314
Rinnai Corp.	800	53,870
Sika AG	42	123,186
Taiheiyo Cement Corp.	22,000	69,227
TOTO Ltd.	6,000	69,787

		2,918,089

Electrical Components & Equipment — 1.2%
Brother Industries Ltd.	5,000	90,714
Casio Computer Co. Ltd. (a)	4,100	62,965
Hitachi Ltd.	97,000	709,774
Legrand SA	5,311	278,025
Mitsubishi Electric Corp.	39,000	464,335
OSRAM Licht AG (b)	1,712	67,457
Prysmian SpA	4,434	80,704
Schneider Electric SE	10,243	744,275
Schneider Electric SE	253	18,302
Sharp Corp. (a) (b)	32,000	70,916
Toshiba Corp.	81,000	342,986

		2,930,453

Electronics — 1.5%
Advantest Corp. (a)	3,100	38,624
Fanuc Corp.	3,800	627,147
Hamamatsu Photonics KK	1,300	62,120
Hirose Electric Co. Ltd.	600	69,850
Hoya Corp.	8,600	287,936
Ibiden Co. Ltd.	2,700	39,679
Japan Display, Inc. (a) (b)	5,900	18,046
Keyence Corp.	900	398,644
Koninklijke Philips Electronics NV	19,165	556,459
Kyocera Corp.	6,500	297,920
Mabuchi Motor Co. Ltd.	1,000	39,409
Minebea Co. Ltd. (a)	6,000	87,822
Murata Manufacturing Co. Ltd.	4,100	447,857
NEC Corp.	54,000	157,426
NGK Insulators Ltd.	5,000	102,977
Nidec Corp. (a)	4,300	278,909
Nippon Electric Glass Co. Ltd.	8,000	36,064
Omron Corp.	4,100	183,764
Rexel Promesses	5,420	96,784
Yaskawa Electric Corp. (a)	4,000	51,164
Yokogawa Electric Corp. (a)	3,800	41,830

		3,920,431

Energy – Alternate Sources — 0.1%
Vestas Wind Systems A/S (b)	4,501	162,596

Engineering & Construction — 1.2%
ABB Ltd.	44,195	934,799

	Number of Shares	Value
ACS Actividades de Construccion y Servicios SA	3,595	$124,476
Aeroports de Paris	643	77,936
Auckland International Airport Ltd.	20,753	68,300
Boskalis Westminster	1,846	100,924
Bouygues SA	3,405	122,871
Chiyoda Corp. (a)	3,000	24,675
Ferrovial SA (a)	8,312	163,777
Fraport AG Frankfurt Airport Services Worldwide	723	41,885
JGC Corp. (a)	4,000	82,436
Kajima Corp.	19,000	78,524
Leighton Holdings Ltd.	1,777	32,332
Obayashi Corp.	13,000	83,551
SembCorp Industries Ltd.	21,000	70,423
Shimizu Corp.	11,000	74,901
Singapore Technologies Engineering Ltd.	34,000	87,046
Skanska AB	7,645	163,440
Sydney Airport	22,436	85,753
Taisei Corp.	21,000	119,537
Vinci SA	9,776	534,949
WorleyParsons Ltd.	3,732	30,783

		3,103,318

Environmental Controls — 0.0%
Kurita Water Industries Ltd.	1,700	35,515

Hand & Machine Tools — 0.4%
Fuji Electric Co. Ltd.	12,000	47,870
Makita Corp.	2,500	113,109
Sandvik AB	21,325	207,635
Schindler Holding AG	878	126,689
Schindler Holding AG	367	52,638
SMC Corp.	1,100	286,448
Techtronic Industries Co.	26,903	86,216
THK Co. Ltd.	2,200	53,115

		973,720

Machinery – Construction & Mining — 1.2%
Atlas Copco AB Class A Shares	13,379	372,433
Atlas Copco AB Class B	7,945	203,581
BHP Billiton PLC	42,241	903,527
Hitachi Construction Machinery Co. Ltd. (a)	2,100	44,524
Komatsu Ltd.	18,800	416,787
Rio Tinto PLC	25,466	1,173,284

		3,114,136

Machinery – Diversified — 1.0%
Alstom SA (b)	4,404	142,066
Amada Co. Ltd.	7,600	65,161
Andritz AG	1,562	85,842
CNH Industrial NV (a)	18,682	150,603
Hexagon AB Class B	4,903	151,624

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
IHI Corp.	28,000	$142,165
Kawasaki Heavy Industries Ltd.	29,000	132,434
Kone OYJ (a)	6,265	284,547
Kubota Corp.	23,000	333,989
MAN SE	741	82,642
Metso OYJ	2,119	63,201
Mitsubishi Heavy Industries Ltd.	61,000	337,280
Nabtesco Corp.	2,100	50,415
Sumitomo Heavy Industries Ltd.	11,000	59,115
Volvo AB Class B	30,673	331,264
The Weir Group PLC	4,110	117,636
Zardoya Otis SA (a)	3,144	34,792

		2,564,776

Manufacturing — 1.3%
Alfa Laval AB	6,185	117,013
ALS Ltd. (a)	6,346	27,460
FUJIFILM Holdings Corp.	9,300	280,663
IMI PLC	5,722	112,015
Konica Minolta Holdings, Inc.	9,800	105,708
Melrose Industries PLC	21,019	86,487
Nikon Corp. (a)	7,000	92,946
Olympus Corp. (b)	5,000	176,180
Orkla ASA	16,842	114,783
Siemens AG	15,874	1,800,274
Smiths Group PLC	7,604	128,699
Sulzer AG	453	48,125
Wartsila OYJ Abp	2,967	133,141

		3,223,494

Metal Fabricate & Hardware — 0.4%
Assa Abloy AB Series B	6,649	351,379
Maruichi Steel Tube Ltd. (a)	900	19,172
Norsk Hydro ASA	27,127	152,573
NSK Ltd.	9,000	106,591
SKF AB Class B	8,290	174,397
Tenaris SA (a)	9,336	141,016
Vallourec SA	2,284	62,369

		1,007,497

Packaging & Containers — 0.2%
Amcor Ltd.	24,365	268,125
Rexam PLC	15,140	106,439
Toyo Seikan Kaisha Ltd.	3,000	37,009

		411,573

Shipbuilding — 0.0%
SembCorp Marine Ltd. (a)	15,000	36,950
Yangzijiang Shipbuilding Holdings Ltd.	33,000	29,970

		66,920

Transportation — 1.9%
AP Moeller – Maersk A/S Class A	78	149,241
AP Moeller – Maersk A/S Class B	142	282,255

	Number of Shares	Value
Asciano Group	19,340	$94,689
Aurizon Holdings Ltd.	44,042	165,011
Central Japan Railway Co.	2,900	435,063
ComfortDelGro Corp. Ltd.	42,000	82,226
Deutsche Post AG	19,466	636,901
DSV A/S	3,342	101,525
East Japan Railway	6,700	501,968
Groupe Eurotunnel SA	9,404	121,392
Hankyu Hanshin Holdings, Inc.	23,000	123,740
Hutchison Port Holdings Trust	117,000	80,626
Kamigumi Co. Ltd.	4,000	35,574
Keihan Electric Railway Co. Ltd.	11,000	58,750
Keikyu Corp. (a)	9,000	66,658
Keio Corp.	11,000	78,945
Keisei Electric Railway Co. Ltd.	5,000	60,971
Kintetsu Corp.	35,000	115,439
Koninklijke Vopak NV (a)	1,295	67,086
Kuehne & Nagel International AG	1,106	150,340
Mitsui OSK Lines Ltd.	20,000	59,409
MTR Corp.	29,533	120,619
Nagoya Railroad Co. Ltd. (a)	18,000	67,021
Nippon Express Co. Ltd.	18,000	91,545
Nippon Yusen KK	35,000	98,996
Odakyu Electric Railway Co. Ltd.	13,000	115,359
Royal Mail PLC	13,884	92,452
TNT Express NV	9,849	65,435
Tobu Railway Co. Ltd.	19,000	81,195
Tokyu Corp.	22,000	136,483
Toll Holdings Ltd. (a)	15,128	72,004
West Japan Railway Co.	3,200	151,635
Yamato Holdings Co. Ltd. (a)	7,400	145,709

		4,706,262

		31,584,133

Technology — 2.4%
Computers — 0.4%
Atos Origin SA	1,661	131,440
Cap Gemini SA	2,869	204,353
Computershare Ltd.	9,709	92,854
Fujitsu LTD	37,000	197,094
Gemalto NV (a)	216	17,755
Gemalto NV (a)	1,376	112,399
Itochu Techno-Solutions Corp.	700	24,804
NTT Data Corp.	2,600	97,193
Otsuka Corp.	900	28,483
TDK Corp.	2,400	141,407

		1,047,782

Office Equipment/Supplies — 0.4%
Canon, Inc. (a)	22,800	724,171
Ricoh Co. Ltd.	14,400	146,283
Seiko Epson Corp. (a)	2,600	109,209

		979,663

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 0.8%
ARM Holdings PLC	28,158	$433,584
ASM Pacific Technology Ltd.	5,000	47,535
ASML Holding NV	7,166	767,742
Infineon Technologies AG	22,643	242,757
Rohm Co. Ltd.	2,000	121,337
STMicroelectronics NV	11,940	89,044
Tokyo Electron Ltd.	3,400	258,016

		1,960,015

Software — 0.8%
Amadeus IT Holding SA Class A	8,517	338,442
COLOPL, Inc. (a)	1,000	22,383
Dassault Systemes SA	2,577	156,832
GungHo Online Entertainment, Inc. (a) (b)	6,900	25,153
Konami Corp.	1,900	35,033
Nexon Co. Ltd.	2,400	22,378
Nomura Research Institute Ltd. (a)	2,100	64,483
Oracle Corp.	600	24,445
The Sage Group PLC	22,561	162,696
SAP SE	18,443	1,304,021

		2,155,866

		6,143,326

Utilities — 3.8%
Electric — 2.6%
AGL Energy Ltd.	13,684	148,759
AusNet Services	38,598	41,698
Chubu Electric Power Co., Inc. (b)	13,100	154,114
The Chugoku Electric Power Co., Inc.	6,200	81,194
CLP Holdings Ltd.	38,499	334,078
Contact Energy Ltd.	6,246	31,085
E.ON AG	40,065	687,995
EDP – Energias de Portugal SA	47,503	183,714
Electric Power Development Co. Ltd.	2,500	84,620
Electricite de France	4,873	133,807
Enel SpA	131,403	587,535
Fortum OYJ	8,816	190,509
Hokuriku Electric Power Co.	3,400	43,419
HongKong Electric Holdings	28,000	270,317
Iberdrola SA	103,496	696,339
The Kansai Electric Power Co., Inc. (b)	14,300	136,046
Kyushu Electric Power (b)	8,000	80,121
Meridian Energy Ltd.	29,740	40,775
Mighty River Power Ltd.	14,993	34,781
National Grid PLC	75,526	1,076,685
Origin Energy Ltd.	22,293	210,380
Red Electrica Corp. SA	2,100	184,353
RWE AG	9,800	306,818
Scottish & Southern Energy PLC	19,487	489,214
Shikoku Electric Power Co., Inc. (b)	3,300	40,004
Terna Rete Elettrica Nazionale SpA	30,243	137,004
Tohoku Electric Power Co., Inc.	9,200	106,871

	Number of Shares	Value
The Tokyo Electric Power Co., Inc. (b)	29,100	$118,579

		6,630,814

Gas — 0.9%
Centrica PLC	100,899	434,265
Enagas SA	4,208	133,195
Gas Natural SDG SA	7,208	181,330
Gaz De France	28,954	676,229
Hong Kong & China Gas Co. Ltd.	127,720	290,171
Osaka Gas Co. Ltd.	38,000	142,029
Snam Rete Gas SpA	41,203	203,260
Toho Gas Co. Ltd. (a)	8,000	39,205
Tokyo Gas Co. Ltd.	47,000	253,620

		2,353,304

Water — 0.3%
Severn Trent PLC	4,724	146,466
Suez Environnement Co.	5,610	97,251
United Utilities Group PLC	14,033	198,861
Veolia Environnement SA	8,217	145,922

		588,500

		9,572,618

TOTAL COMMON STOCK (Cost $229,313,554)		246,435,536

PREFERRED STOCK — 0.6%

Consumer, Cyclical — 0.4%
Auto Manufacturers — 0.4%
Bayerische Motoren Werke AG 3.710%	1,012	83,056
Porsche Automobil Holdings SE 3.230%	3,080	250,253
Volkswagen AG 2.550%	3,247	725,289

		1,058,598

Consumer, Non-cyclical — 0.2%
Household Products — 0.2%
Henkel AG & Co. KGaA 1.61%	3,596	388,996

Energy — 0.0%
Oil & Gas — 0.0%
Fuchs Petrolub AG 2.370%	1,274	51,310

TOTAL PREFERRED STOCK (Cost $1,313,477)		1,498,904

TOTAL EQUITIES (Cost $230,627,031)		247,934,440

RIGHTS — 0.0%

Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/08/15 (a) (b)	20,415	11,290

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 0.0%
Banks — 0.0%
Banco Bilbao Vizcaya Argentaria SA, Expires 1/07/15 (b)	118,766	$11,353

TOTAL RIGHTS (Cost $23,400)		22,643

MUTUAL FUNDS — 4.9%
Diversified Financial — 4.9%
iShares MSCI EAFE Index Fund	22,100	1,344,564
State Street Navigator Securities Lending Prime Portfolio (e)	11,017,421	11,017,421

		12,361,985

TOTAL MUTUAL FUNDS (Cost $12,374,188)		12,361,985

TOTAL LONG-TERM INVESTMENTS (Cost $243,024,619)		260,319,068

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (f)	$3,314,547	3,314,547

TOTAL SHORT-TERM INVESTMENTS (Cost $3,314,547)		3,314,547

TOTAL INVESTMENTS — 104.0% (Cost $246,339,166) (g)		263,633,615

Other Assets/(Liabilities) — (4.0)%		(10,083,438)

NET ASSETS — 100.0%		$253,550,177

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $10,456,139 or 4.12% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $112,264 or 0.04% of net assets.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $480 or 0.00% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $3,314,549. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $3,383,062.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

Japan	20.6%
United Kingdom	20.5%
Switzerland	9.2%
France	9.0%
Germany	9.0%
Australia	7.3%
United States	4.9%
Spain	3.4%
Netherlands	3.1%
Sweden	3.0%
Hong Kong	2.7%
Italy	2.0%
Singapore	1.5%
Denmark	1.5%
Belgium	1.3%
Finland	0.9%
Norway	0.6%
Israel	0.6%
Luxembourg	0.4%
Ireland	0.3%
Bermuda	0.2%
Austria	0.2%
Cayman Islands	0.2%
New Zealand	0.2%
Portugal	0.1%
Mauritius	0.0%

Total Long-Term Investments	102.7%
Short-Term Investments and Other Assets and Liabilities	(2.7)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.7%
Basic Materials — 4.8%
Chemicals — 3.7%
Air Liquide	56,695	$6,995,516
Akzo Nobel NV	87,706	6,081,944
Linde AG	28,163	5,252,956
Shin-Etsu Chemical Co. Ltd.	45,000	2,927,575
Solvay SA Class A	17,788	2,403,009

		23,661,000

Forest Products & Paper — 0.1%
UPM-Kymmene OYJ	44,407	729,193

Iron & Steel — 0.2%
ArcelorMittal	71,201	771,195

Mining — 0.8%
First Quantum Minerals Ltd.	50,870	722,899
Orica Ltd. (a)	292,316	4,479,963

		5,202,862

		30,364,250

Communications — 5.4%
Advertising — 2.3%
Publicis Groupe	41,353	2,961,833
WPP PLC	552,542	11,463,144

		14,424,977

Media — 1.2%
ProSiebenSat.1 Media AG	91,076	3,836,927
Sky PLC	274,502	3,820,580
Thomson Reuters Corp. (a)	8,400	338,878

		7,996,385

Telecommunications — 1.9%
Deutsche Telekom AG	103,383	1,657,051
KDDI Corp.	20,500	1,282,690
Koninklijke KPN NV	443,655	1,398,747
Nippon Telegraph & Telephone Corp.	23,500	1,209,263
Singapore Telecommunications Ltd.	338,500	993,622
Singapore Telecommunications Ltd.	186,000	545,588
Telecom Italia SpA (a) (b)	762,502	808,648
Vodafone Group PLC	1,199,171	4,108,913

		12,004,522

		34,425,884

Consumer, Cyclical — 16.8%
Airlines — 0.5%
Japan Airlines Co. Ltd.	59,400	1,735,109
Ryanair Holdings PLC Sponsored ADR (Ireland) (b)	18,819	1,341,230

		3,076,339

	Number of Shares	Value
Apparel — 1.0%
Christian Dior SA	5,800	$990,971
Global Brands Group Holding Ltd. (b)	8,129,600	1,589,053
Hermes International (a)	1,953	696,345
Prada SpA	607,100	3,423,132

		6,699,501

Auto Manufacturers — 5.6%
Bayerische Motoren Werke AG	48,900	5,310,727
Daimler AG	89,959	7,505,335
Honda Motor Co. Ltd. (a)	409,700	11,913,952
Mazda Motor Corp.	42,300	1,015,375
Renault SA	18,097	1,322,449
Toyota Motor Corp.	142,700	8,898,853

		35,966,691

Automotive & Parts — 1.6%
Continental AG	450	95,559
Delphi Automotive PLC	40,370	2,935,706
Denso Corp.	148,700	6,930,252

		9,961,517

Distribution & Wholesale — 1.2%
Li & Fung Ltd.	3,475,600	3,250,386
Mitsui & Co. Ltd.	80,200	1,072,127
Wolseley PLC	53,166	3,026,655

		7,349,168

Food Services — 1.9%
Compass Group PLC	605,550	10,321,195
Sodexo SA	15,032	1,473,880

		11,795,075

Home Builders — 0.3%
Daiwa House Industry Co. Ltd.	98,100	1,857,595

Home Furnishing — 0.7%
Electrolux AB Series B	84,180	2,469,948
Sony Corp.	87,700	1,785,469

		4,255,417

Leisure Time — 0.1%
Yamaha Motor Co. Ltd. (a)	44,000	884,901

Lodging — 0.7%
InterContinental Hotels Group PLC	32,441	1,299,980
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	96,900	2,461,260
Sands China Ltd.	152,000	740,267

		4,501,507

Retail — 3.2%
Cie Financiere Richemont SA	63,600	5,633,518
Hennes & Mauritz AB Class B	131,918	5,472,198
Kering	20,350	3,912,443

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Yum! Brands, Inc.	77,022	$5,611,052

		20,629,211

		106,976,922

Consumer, Non-cyclical — 22.6%
Agriculture — 0.9%
British American Tobacco PLC	23,303	1,266,142
Japan Tobacco, Inc.	145,700	4,000,643
Swedish Match AB	17,600	548,962

		5,815,747

Beverages — 3.8%
Carlsberg A/S Class B	25,824	2,005,379
Diageo PLC	293,721	8,424,256
Heineken Holding NV Class A	16,700	1,046,799
Heineken NV	28,768	2,043,658
Pernod-Ricard SA	82,030	9,095,237
SABMiller PLC	26,465	1,369,624

		23,984,953

Commercial Services — 2.8%
Adecco SA	50,500	3,459,449
Bureau Veritas SA	62,620	1,382,758
Experian PLC	293,200	4,945,616
G4S PLC	96,600	415,725
Hays PLC	588,508	1,318,295
Meitec Corp.	13,000	383,721
Randstad Holding NV	110,677	5,322,630
Secom Co. Ltd.	12,700	729,642

		17,957,836

Cosmetics & Personal Care — 0.8%
Beiersdorf AG	62,690	5,113,152

Foods — 5.4%
Danone SA	158,759	10,444,197
Koninklijke Ahold NV	26,861	477,482
Loblaw Cos. Ltd.	67,270	3,599,738
Nestle SA	237,708	17,424,363
NH Foods Ltd.	52,000	1,137,404
Seven & I Holdings Co. Ltd.	37,000	1,334,617

		34,417,801

Health Care – Products — 0.9%
Sonova Holding AG	19,624	2,876,743
Terumo Corp.	122,800	2,796,732

		5,673,475

Household Products — 1.0%
Reckitt Benckiser Group PLC	78,980	6,371,427

Pharmaceuticals — 7.0%
AstraZeneca PLC	42,176	2,966,899
Bayer AG	137,321	18,773,074
GlaxoSmithKline PLC	120,800	2,584,522
Indivior PLC (b)	78,980	183,909

	Number of Shares	Value
Merck KGaA	58,585	$5,557,699
Otsuka Holdings Co. Ltd. (a)	30,700	920,752
Roche Holding AG	24,084	6,527,739
Sanofi	13,164	1,199,713
Shire Ltd.	15,414	1,090,591
Valeant Pharmaceuticals International, Inc. (b)	33,248	4,758,121

		44,563,019

		143,897,410

Diversified — 1.7%
Holding Company – Diversified — 1.7%
Exor SpA	13,600	554,844
Hutchison Whampoa Ltd.	55,000	630,379
LVMH Moet Hennessy Louis Vuitton SA	57,805	9,140,940
Wharf Holdings Ltd.	84,000	603,224

		10,929,387

Energy — 3.2%
Oil & Gas — 3.2%
BG Group PLC	386,844	5,149,177
Inpex Corp.	296,900	3,294,207
Oil Search Ltd.	152,048	982,356
Reliance Industries Ltd.	117,311	1,651,874
Repsol YPF SA (a)	97,656	1,815,245
Royal Dutch Shell PLC Class A	153,320	5,082,021
Total SA	50,080	2,582,086

		20,556,966

Financial — 22.1%
Banks — 11.1%
Australia & New Zealand Banking Group Ltd. (a)	99,643	2,591,992
Banco Popular Espanol SA (a)	87,977	435,599
Barclays PLC	1,623,898	6,105,050
BNP Paribas	146,544	8,611,554
Credit Agricole SA	101,372	1,303,208
Danske Bank A/S	52,813	1,421,441
DBS Group Holdings, Ltd.	417,000	6,439,495
DnB NOR ASA	74,596	1,099,871
HSBC Holdings PLC	1,174,475	11,099,355
Industrial & Commercial Bank of China	2,717,000	1,973,730
Intesa Sanpaolo SpA	2,244,075	6,491,751
Itau Unibanco Holding SA Sponsored ADR (Brazil)	203,480	2,647,275
Julius Baer Group Ltd.	70,497	3,217,134
Kasikornbank PCL	145,600	1,011,698
KBC Groep NV (b)	20,947	1,162,569
Lloyds Banking Group PLC (b)	3,397,800	4,012,347
Mitsubishi UFJ Financial Group, Inc.	738,500	4,047,824

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sberbank of Russia Sponsored ADR (Russia)	170,055	$658,623
Standard Chartered PLC	217,062	3,255,280
Sumitomo Mitsui Financial Group, Inc.	48,700	1,759,653
Turkiye Garanti Bankasi AS	258,427	1,035,502

		70,380,951

Diversified Financial — 4.6%
Credit Suisse Group	335,105	8,400,688
Daiwa Securities Group, Inc.	616,000	4,797,170
Housing Development Finance Corp.	222,881	3,976,999
Nomura Holdings, Inc.	187,100	1,064,708
ORIX Corp.	77,100	963,819
Schroders PLC	76,400	3,166,434
Schroders PLC	300	9,697
UBS Group AG	390,704	6,716,084

		29,095,599

Insurance — 6.0%
AIA Group Ltd.	1,122,600	6,160,065
Allianz SE	33,500	5,566,149
AMP Ltd.	607,157	2,701,847
Assicurazioni Generali SpA	86,178	1,761,087
AXA SA	101,199	2,337,346
ING Groep NV (b)	607,028	7,859,562
Prudential PLC	211,204	4,860,259
Swiss Re AG	12,605	1,054,702
Willis Group Holdings PLC	80,600	3,611,686
Zurich Insurance Group AG	6,743	2,111,522

		38,024,225

Real Estate — 0.3%
Mitsui Fudosan Co. Ltd.	71,000	1,909,582

Real Estate Investment Trusts (REITS) — 0.1%
Goodman Group (a)	185,223	853,872

		140,264,229

Industrial — 14.0%
Aerospace & Defense — 1.5%
European Aeronautic Defence and Space Co.	21,792	1,082,348
Meggitt PLC	255,349	2,041,095
MTU Aero Engines AG	14,534	1,269,017
Rolls-Royce Holdings PLC	212,667	2,864,851
Safran SA	40,400	2,486,578

		9,743,889

Building Materials — 1.1%
Compagnie de Saint-Gobain	17,347	730,296
Daikin Industries Ltd.	11,400	735,270
Holcim Ltd.	63,100	4,480,738
Lafarge SA	16,589	1,164,288

		7,110,592

	Number of Shares	Value
Electrical Components & Equipment — 2.3%
Hitachi Ltd.	414,000	$3,029,345
Legrand SA	44,993	2,355,333
Schneider Electric SE	121,918	8,858,788

		14,243,466

Electronics — 3.0%
Fanuc Corp.	21,500	3,548,331
Hon Hai Precision Industry Co. Ltd.	670,495	1,848,936
Hoya Corp.	202,500	6,779,897
Koninklijke Philips Electronics NV	130,464	3,788,043
Kyocera Corp.	71,900	3,295,450

		19,260,657

Hand & Machine Tools — 0.3%
Schindler Holding AG	14,700	2,121,105

Machinery – Construction & Mining — 1.3%
Atlas Copco AB Class B	69,100	1,770,608
Rio Tinto PLC	134,346	6,189,664

		7,960,272

Machinery – Diversified — 0.7%
CNH Industrial NV (a)	574,500	4,631,279

Manufacturing — 1.0%
Olympus Corp. (b)	31,000	1,092,313
Smiths Group PLC	315,063	5,332,475

		6,424,788

Metal Fabricate & Hardware — 0.7%
Norsk Hydro ASA	210,720	1,185,173
SKF AB Class B	147,900	3,111,367

		4,296,540

Transportation — 2.1%
Canadian National Railway Co.	92,664	6,385,476
Kuehne & Nagel International AG	41,998	5,708,844
Yamato Holdings Co. Ltd. (a)	48,000	945,140

		13,039,460

		88,832,048

Technology — 5.5%
Computers — 0.3%
Asustek Computer	67,000	729,496
NCR Corp. (b)	35,179	1,025,116

		1,754,612

Internet — 0.3%
Check Point Software Technologies Ltd. (b)	24,714	1,941,779

Office Equipment/Supplies — 0.3%
Canon, Inc. (a)	38,500	1,222,832
Ricoh Co. Ltd.	82,100	834,021

		2,056,853

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 2.5%
Samsung Electronics Co., Ltd.	7,287	$8,759,353
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	324,193	7,255,440

		16,014,793

Software — 2.1%
Amadeus IT Holding SA Class A	80,947	3,216,608
Dassault Systemes SA	27,487	1,672,815
Infosys Ltd. Sponsored ADR (India) (a)	25,692	808,270
SAP SE	107,833	7,624,386

		13,322,079

		35,090,116

Utilities — 1.6%
Electric — 0.4%
E.ON AG	56,893	976,965
Enel SpA	304,007	1,359,290

		2,336,255

Gas — 1.1%
Gaz De France	301,083	7,031,884

Water — 0.1%
Suez Environnement Co.	40,547	702,894

		10,071,033

TOTAL COMMON STOCK (Cost $579,069,697)		621,408,245

PREFERRED STOCK — 0.2%

Consumer, Cyclical — 0.2%
Auto Manufacturers — 0.2%
Porsche Automobil Holdings SE 3.230%	13,592	1,104,364

TOTAL PREFERRED STOCK (Cost $1,462,450)		1,104,364

TOTAL EQUITIES (Cost $580,532,147)		622,512,609

RIGHTS — 0.0%

Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/08/15 (a) (b)	97,656	54,003

TOTAL RIGHTS (Cost $56,361)		54,003

	Number of Shares	Value
MUTUAL FUNDS — 2.8%
Diversified Financial — 2.8%
State Street Navigator Securities Lending Prime Portfolio (c)	17,932,731	$17,932,731

TOTAL MUTUAL FUNDS (Cost $17,932,731)		17,932,731

TOTAL LONG-TERM INVESTMENTS (Cost $598,521,239)		640,499,343

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$12,538,376	12,538,376

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	19,945	19,945

TOTAL SHORT-TERM INVESTMENTS (Cost $12,558,321)		12,558,321

TOTAL INVESTMENTS — 102.7% (Cost $611,079,560) (e)		653,057,664

Other Assets/(Liabilities) — (2.7)%		(16,946,300)

NET ASSETS — 100.0%		$636,111,364

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $17,040,836 or 2.68% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $12,538,383. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.500%, maturity dates ranging from 11/15/28 –8/15/29, and an aggregate market value, including accrued interest, of $12,793,430.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United Kingdom	19.9%
Japan	14.4%
France	14.0%
Switzerland	10.9%
Germany	10.9%
Netherlands	5.3%
United States	3.9%
Canada	2.5%
Italy	2.3%
Sweden	2.1%
Australia	1.7%
Taiwan	1.5%
Republic of Korea	1.4%
Singapore	1.3%
Hong Kong	1.2%
India	1.0%
Spain	0.9%
Ireland	0.8%
Bermuda	0.8%
Belgium	0.6%
Denmark	0.5%
Cayman Islands	0.5%
Brazil	0.4%
Norway	0.4%
China	0.3%
Israel	0.3%
Turkey	0.2%
Thailand	0.2%
Papua New Guinea	0.2%
Luxembourg	0.1%
Finland	0.1%
Russia	0.1%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2014

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,643,497,954	$198,136,290
Short-term investments, at value (Note 2) (b)	44,327,642	45,320,187

Total investments (c)	1,687,825,596	243,456,477

Cash	-	-
Foreign currency, at value (d)	-	681,012
Receivables from:
Investments sold	3,613,410	8,721
Collateral held for open futures contracts (Note 2)	-	208,301
Investments sold on a when-issued basis (Note 2)	66,581,915	11,408,785
Open forward foreign currency contracts (Note 2)	-	170,133
Investment adviser (Note 3)	-	19,560
Fund shares sold	323,449	173,285
Variation margin on open derivative instruments (Note 2)	-	5,773
Interest and dividends	6,958,294	1,400,150
Foreign taxes withheld	-	-
Prepaid expenses	25,185	16,634

Total assets	1,765,327,849	257,548,831

Liabilities:
Payables for:
Investments purchased	3,492,212	2,357,915
Written options outstanding, at value (Note 2) (e)	-	10,675
Open forward foreign currency contracts (Note 2)	-	55,013
Foreign currency overdraft (d)	460	-
Fund shares repurchased	8,238,682	1,423,705
Investments purchased on a when-issued basis (Note 2)	304,999,057	37,547,293
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	265,027	56,257
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	465,563	82,597
Administration fees	165,884	25,830
Service fees	287,111	20,191
Shareholder service fees	27,005	9,889
Distribution fees	31,453	966
Due to custodian	47	-
Accrued expense and other liabilities	49,678	31,989

Total liabilities	318,022,179	41,622,320

Net assets	$1,447,305,670	$215,926,511

Net assets consist of:
Paid-in capital	$1,432,206,533	$220,261,085
Undistributed (accumulated) net investment income (loss)	-	-
Distributions in excess of net investment income	(148,643)	(101,301)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,450,319)	(8,044,033)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	21,698,099	3,810,760

Net assets	$1,447,305,670	$215,926,511

(a) Cost of investments:	$1,621,811,674	$194,326,722
(b) Cost of short-term investments:	$44,327,642	$45,320,187
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$724,578
(e) Premiums on written options:	$-	$38,064

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$375,843,931	$1,510,279,730	$416,359,844	$3,447,980,636	$911,616,651
9,651,658	3,842,212	4,898,974	54,559,753	87,981,354

385,495,589	1,514,121,942	421,258,818	3,502,540,389	999,598,005

-	-	16	597	-
-	-	123,698	-	-

-	13,411,125	2,185,610	-	202,527
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	1,808	-	-
261,405	581,694	321,953	11,367,520	390,463
-	-	-	-	-
604,066	2,044,457	633,667	4,612,829	805,100
-	236,904	19,470	-	-
56,815	21,624	7,996	17,132	19,034

386,417,875	1,530,417,746	424,553,036	3,518,538,467	1,001,015,129

1,259,816	-	144,945	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
991,127	6,738,717	456,530	43,739,618	1,912,633
-	-	-	-	-
-	-	12,678,133	-	-
101,403	332,158	221,238	642,231	203,540
-	-	-	691,142	-

172,188	828,277	223,646	297,810	616,821
32,115	137,196	33,260	476,420	95,890
15,384	141,500	34,566	351,981	136,763
5,184	57,099	11,199	110,335	50,124
119	786	61	3,693	401
-	-	-	-	-
30,475	26,623	26,022	28,452	26,438

2,607,811	8,262,356	13,829,600	46,341,682	3,042,610

$383,810,064	$1,522,155,390	$410,723,436	$3,472,196,785	$997,972,519

$325,446,696	$998,180,730	$363,122,127	$2,075,861,000	$706,683,323
1,062,458	200,236	-	464,093	-
-	-	(209,610)	-	(200,849)
(28,786,469)	37,032,225	2,019,812	(29,861,768)	10,679,655
86,087,379	486,742,199	45,791,107	1,425,733,460	280,810,390

$383,810,064	$1,522,155,390	$410,723,436	$3,472,196,785	$997,972,519

$289,756,552	$1,023,516,416	$370,559,966	$2,023,127,252	$630,806,261
$9,651,658	$3,842,212	$4,898,974	$54,559,691	$87,981,354
$-	$-	$12,417,798	$-	$-
$-	$-	$132,152	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$459,949,672	$54,826,592

Shares outstanding (a)	45,559,903	5,400,033

Net asset value, offering price and redemption price per share	$10.10	$10.15

Class R5 shares:
Net assets	$148,821,303	$46,966,105

Shares outstanding (a)	14,760,229	4,621,688

Net asset value, offering price and redemption price per share	$10.08	$10.16

Service Class shares:
Net assets	$316,778,363	$51,446,982

Shares outstanding (a)	31,313,841	5,060,127

Net asset value, offering price and redemption price per share	$10.12	$10.17

Administrative Class shares:
Net assets	$86,220,202	$28,064,591

Shares outstanding (a)	8,573,144	2,766,399

Net asset value, offering price and redemption price per share	$10.06	$10.14

Class A shares:
Net assets	$118,723	$32,539,997

Shares outstanding (a)	11,751	3,212,380

Net asset value and redemption price per share	$10.10	$10.13

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.60	$10.64

Class R4 shares:
Net assets	$385,955,248	$104,089

Shares outstanding (a)	38,132,145	10,285

Net asset value, offering price and redemption price per share	$10.12	$10.12

Class R3 shares:
Net assets	$49,462,159	$1,978,155

Shares outstanding (a)	4,914,735	196,747

Net asset value, offering price and redemption price per share	$10.06	$10.05

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$97,877,418	$408,068,357	$148,995,648	$619,846,665	$222,924,854

6,586,476	29,213,737	17,976,952	33,429,016	9,826,502

$14.86	$13.97	$8.29	$18.54	$22.69

$235,940,591	$564,825,861	$172,532,537	$1,003,654,303	$336,501,047

15,868,729	40,304,407	20,796,575	54,020,724	14,799,458

$14.87	$14.01	$8.30	$18.58	$22.74

$16,147,462	$208,770,247	$13,469,865	$736,039,921	$98,642,183

1,085,520	14,941,460	1,619,130	39,564,523	4,386,995

$14.88	$13.97	$8.32	$18.60	$22.49

$9,578,609	$123,885,467	$25,165,375	$557,940,362	$111,776,258

641,422	8,825,142	3,041,182	30,346,309	5,011,210

$14.93	$14.04	$8.27	$18.39	$22.31

$23,963,229	$215,519,177	$50,362,744	$3,314,148	$227,294,267

1,612,596	15,502,720	6,094,187	181,822	10,477,581

$14.86	$13.90	$8.26	$18.23	$21.69

$15.77	$14.75	$8.76	$19.34	$23.01

$108,960	$109,252	$102,769	$547,665,221	$113,105

7,347	7,883	12,477	30,007,813	5,225

$14.83	$13.86	$8.24	$18.25	$21.65

$193,795	$977,029	$94,498	$3,736,165	$720,805

12,994	70,747	11,640	206,827	34,400

$14.91	$13.81	$8.12	$18.06	$20.95

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$149,456,516	$1,410,982,923
Short-term investments, at value (Note 2) (b)	185,223	3,538,031

Total investments (c)	149,641,739	1,414,520,954

Foreign currency, at value (d)	-	11,315
Receivables from:
Investments sold	1,118,083	457,207
Investment adviser (Note 3)	3,432	-
Fund shares sold	301,797	585,046
Interest and dividends	73,569	612,071
Foreign taxes withheld	-	3,984
Prepaid expenses	7,793	8,144

Total assets	151,146,413	1,416,198,721

Liabilities:
Payables for:
Investments purchased	151,676	207,108
Fund shares repurchased	2,285,844	5,811,664
Securities on loan (Note 2)	230,140	-
Trustees’ fees and expenses (Note 3)	21,661	249,966
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	88,249	804,858
Administration fees	11,415	139,067
Service fees	15,245	101,146
Shareholder service fees	5,138	65,332
Distribution fees	161	724
Due to custodian	-	-
Accrued expense and other liabilities	26,086	24,554

Total liabilities	2,835,615	7,404,419

Net assets	$148,310,798	$1,408,794,302

Net assets consist of:
Paid-in capital	$120,095,410	$970,328,508
Undistributed (accumulated) net investment income (loss)	-	(246,347)
Distributions in excess of net investment income	(21,255)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	378,917	10,771,763
Net unrealized appreciation (depreciation) on investments and foreign currency translations	27,857,726	427,940,378

Net assets	$148,310,798	$1,408,794,302

(a) Cost of investments:	$121,598,790	$983,042,307
(b) Cost of short-term investments:	$185,223	$3,538,031
(c) Securities on loan with market value of:	$224,467	$-
(d) Cost of foreign currency:	$-	$11,252

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$1,066,015,078	$160,558,864	$163,311,027	$446,936,484	$237,487,174
19,903,134	1,876,177	7,485,879	12,914,085	9,991,347

1,085,918,212	162,435,041	170,796,906	459,850,569	247,478,521

-	-	-	-	-

-	934,866	-	3,791,210	2,266
-	-	5,679	-	-
746,899	270,727	127,216	70,533	205,790
161,855	294,016	174,664	849,196	207,461
48,291	304	-	-	-
18,056	26,192	10,386	22,236	18,614

1,086,893,313	163,961,146	171,114,851	464,583,744	247,912,652

-	560,051	137,754	3,805,885	669,679
4,561,845	389,667	334,258	1,432,175	661,435
10,750,163	-	-	13,113,420	12,388,338
145,220	37,002	31,023	145,431	12,206
-	-	-	-	129,124

672,432	103,003	113,497	339,145	20,810
97,367	7,051	14,087	37,583	19,090
112,732	3,602	4,003	28,993	17,196
51,672	1,165	1,453	11,095	9,964
81	65	63	111	68
-	-	-	129	-
21,271	22,879	24,264	27,426	24,352

16,412,783	1,124,485	660,402	18,941,393	13,952,262

$1,070,480,530	$162,836,661	$170,454,449	$445,642,351	$233,960,390

$723,591,504	$143,018,201	$131,429,452	$337,234,013	$202,540,356
(142,472)	-	100,859	-	-
-	(36,508)	-	(140,060)	(11,732)
21,345,194	1,419,816	(6,786,344)	2,403,231	578,964
325,686,304	18,435,152	45,710,482	106,145,167	30,852,802

$1,070,480,530	$162,836,661	$170,454,449	$445,642,351	$233,960,390

$740,328,774	$142,123,712	$117,600,486	$340,791,317	$206,799,420
$19,903,134	$1,876,177	$7,485,879	$12,914,085	$9,991,355
$10,529,739	$-	$-	$12,695,709	$12,088,469
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class I shares:
Net assets	$86,369,745	$268,754,754

Shares outstanding (a)	10,559,368	15,586,411

Net asset value, offering price and redemption price per share	$8.18	$17.24

Class R5 shares:
Net assets	$21,110,005	$560,394,806

Shares outstanding (a)	2,575,679	32,528,477

Net asset value, offering price and redemption price per share	$8.20	$17.23

Service Class shares:
Net assets	$6,828,880	$158,075,512

Shares outstanding (a)	845,779	9,235,356

Net asset value, offering price and redemption price per share	$8.07	$17.12

Administrative Class shares:
Net assets	$9,695,627	$262,693,846

Shares outstanding (a)	1,221,969	15,504,434

Net asset value, offering price and redemption price per share	$7.93	$16.94

Class A shares:
Net assets	$24,192,868	$157,199,870

Shares outstanding (a)	3,151,726	9,572,339

Net asset value and redemption price per share	$7.68	$16.42

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$8.15	$17.42

Class R4 shares:
Net assets	$110,174	$775,622

Shares outstanding (a)	14,378	47,170

Net asset value, offering price and redemption price per share	$7.66	$16.44

Class R3 shares:
Net assets	$3,499	$899,892

Shares outstanding (a)	474	57,146

Net asset value, offering price and redemption price per share	$7.38	$15.75

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$312,756,542	$132,365,287	$60,528,335	$132,465,307	$144,234,696

26,273,618	8,677,770	3,841,415	9,209,799	11,003,237

$11.90	$15.25	$15.76	$14.38	$13.11

$272,981,270	$18,333,229	$97,987,350	$207,540,481	$5,627,909

23,042,126	1,197,075	6,212,679	14,382,718	430,047

$11.85	$15.32	$15.77	$14.43	$13.09

$158,890,776	$5,021,980	$1,471,627	$37,269,623	$12,480,449

13,646,959	328,438	93,018	2,592,053	956,700

$11.64	$15.29	$15.82	$14.38	$13.05

$146,974,520	$1,146,809	$3,790,359	$24,796,125	$42,628,171

12,924,609	74,466	240,793	1,743,556	3,266,653

$11.37	$15.40	$15.74	$14.22	$13.05

$178,640,672	$5,759,143	$6,467,176	$43,389,558	$28,715,183

16,422,935	377,053	411,532	3,115,012	2,201,309

$10.88	$15.27	$15.71	$13.93	$13.04

$11.54	$16.20	$16.67	$14.78	$13.84

$110,245	$104,095	$104,952	$101,424	$132,266

10,130	6,829	6,689	7,309	10,146

$10.88	$15.24	$15.69	$13.88	$13.04

$126,505	$106,118	$104,650	$79,833	$141,716

12,230	6,975	6,670	5,974	10,869

$10.34	$15.21	$15.69	$13.36	$13.04

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2) (a)	$163,851,183	$2,068,769,207
Short-term investments, at value (Note 2) (b)	4,289,135	68,400,140

Total investments (c)	168,140,318	2,137,169,347

Cash	241	-
Foreign currency, at value (d)	15	668
Receivables from:
Investments sold	1,431	150,553
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	3,877	-
Fund shares sold	155,768	844,221
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	207,190	652,270
Foreign taxes withheld	-	-
Prepaid expenses	18,862	28,214

Total assets	168,527,702	2,138,845,273

Liabilities:
Payables for:
Investments purchased	33,332	6,008,958
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	320,447	9,677,006
Securities on loan (Note 2)	18,155,850	76,719,966
Trustees’ fees and expenses (Note 3)	9,908	411,477
Variation margin on open derivative instruments (Note 2)	34,914	-
Affiliates (Note 3):
Investment advisory fees	13,148	1,321,115
Administration fees	13,486	197,863
Service fees	8,751	201,957
Shareholder service fees	5,614	104,700
Distribution fees	62	1,608
Accrued expense and other liabilities	22,403	27,737

Total liabilities	18,617,915	94,672,387

Net assets	$149,909,787	$2,044,172,886

Net assets consist of:
Paid-in capital	$132,115,162	$1,378,129,054
Undistributed (accumulated) net investment income (loss)	-	(4,078,935)
Distributions in excess of net investment income	(13,852)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(986,818)	13,707,188
Net unrealized appreciation (depreciation) on investments and foreign currency translations	18,795,295	656,415,579

Net assets	$149,909,787	$2,044,172,886

(a) Cost of investments:	$145,169,778	$1,412,353,272
(b) Cost of short-term investments:	$4,289,142	$68,400,140
(c) Securities on loan with market value of:	$17,592,125	$74,738,606
(d) Cost of foreign currency:	$15	$668

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$964,245,131	$66,005,652	$177,073,110	$260,319,068	$640,499,343
12,496,814	770,899	4,032,001	3,314,547	12,558,321

976,741,945	66,776,551	181,105,111	263,633,615	653,057,664

-	-	-	-	-
4	-	202,539	1,542,523	180,796

4,200,982	154,943	-	96,890	258,140
-	-	1,724,726	20,085	2,139,810
-	7,638	5,140	-	-
196,575	69,095	130,234	585,330	440,110
-	-	-	263,508	-
506,857	35,728	121,046	205,886	340,704
-	-	67,295	175,873	1,246,072
19,561	9,429	17,426	18,441	17,900

981,665,924	67,053,384	183,373,517	266,542,151	657,681,196

1,764,154	353,947	-	1,013,517	312,043
-	-	1,595,745	-	1,330,282
3,022,748	60,267	309,917	872,707	1,178,831
113,211,234	8,050,098	9,129,175	11,017,421	17,932,731
204,413	22,628	40,766	16,329	187,265
-	-	-	-	-

617,975	44,485	126,397	43,535	466,796
42,465	8,746	14,725	11,733	45,685
35,886	5,500	394	4,400	38,797
13,670	1,974	76	4,295	15,980
120	62	66	60	120
28,146	24,286	24,360	7,977	61,302

118,940,811	8,571,993	11,241,621	12,991,974	21,569,832

$862,725,113	$58,481,391	$172,131,896	$253,550,177	$636,111,364

$715,192,119	$53,216,928	$253,008,129	$237,543,164	$646,166,941
(201,359)	(22,439)	-	-	11,891,648
-	-	(435,466)	(765,559)	-
9,323,901	(822,480)	(76,572,212)	(527,925)	(64,778,426)
138,410,452	6,109,382	(3,868,555)	17,300,497	42,831,201

$862,725,113	$58,481,391	$172,131,896	$253,550,177	$636,111,364

$825,834,425	$59,896,270	$181,063,805	$243,024,619	$598,521,239
$12,496,814	$770,899	$4,032,001	$3,314,547	$12,558,321
$110,424,054	$7,853,113	$8,679,307	$10,456,139	$17,040,836
$4	$-	$209,407	$1,570,496	$189,191

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class I shares:
Net assets	$97,736,767	$441,064,540

Shares outstanding (a)	7,987,919	23,645,238

Net asset value, offering price and redemption price per share	$12.24	$18.65

Class R5 shares:
Net assets	$4,342,984	$668,005,147

Shares outstanding (a)	354,772	35,995,452

Net asset value, offering price and redemption price per share	$12.24	$18.56

Service Class shares:
Net assets	$6,498,529	$243,292,149

Shares outstanding (a)	533,893	13,329,140

Net asset value, offering price and redemption price per share	$12.17	$18.25

Administrative Class shares:
Net assets	$25,704,859	$364,385,374

Shares outstanding (a)	2,106,470	20,615,801

Net asset value, offering price and redemption price per share	$12.20	$17.68

Class A shares:
Net assets	$15,337,560	$322,121,195

Shares outstanding (a)	1,261,314	19,222,716

Net asset value and redemption price per share	$12.16	$16.76

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$12.90	$17.78

Class R4 shares:
Net assets	$150,760	$2,859,550

Shares outstanding (a)	12,401	170,415

Net asset value, offering price and redemption price per share	$12.16	$16.78

Class R3 shares:
Net assets	$138,328	$2,444,931

Shares outstanding (a)	11,377	154,330

Net asset value, offering price and redemption price per share	$12.16	$15.84

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$523,724,740	$17,188,242		$60,663,256	$213,384,353	$305,062,986

31,990,178	1,420,902		9,095,287	17,489,017	36,801,851

$16.37	$12.10		$6.67	$12.20	$8.29

$212,669,415	$24,009,416		$110,644,332	$4,052,294	$164,095,991

13,067,023	1,985,211		16,572,374	331,883	19,758,326

$16.28	$12.09		$6.68	$12.21	$8.31

$39,756,953	$3,503,417		$146,104	$5,988,075	$76,130,501

2,530,616	292,073		21,350	491,834	9,216,465

$15.71	$11.99	*	$6.84	$12.17	$8.26

$30,069,037	$4,826,175		$88,767	$22,634,464	$29,655,305

1,991,567	412,693		12,802	1,860,300	3,563,431

$15.10	$11.69		$6.93	$12.17	$8.32

$56,295,853	$8,747,055		$406,325	$7,253,179	$60,890,018

3,995,851	782,238		60,845	596,504	7,484,826

$14.09	$11.18		$6.68	$12.16	$8.14

$14.95	$11.86		$7.09	$12.90	$8.64

$104,766	$103,692		$91,690	$140,759	$94,296

7,431	9,263		13,776	11,588	11,655

$14.10	$11.19		$6.66	$12.15	$8.09

$104,349	$103,394		$91,422	$97,053	$182,267

7,972	9,255		13,733	7,984	22,377

$13.09	$11.17		$6.66	$12.16	$8.15

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$11,911
Interest (b)	39,442,636	6,696,654
Securities lending net income	-	-

Total investment income	39,442,636	6,708,565

Expenses (Note 3):
Investment advisory fees	5,588,880	854,163
Custody fees	410,435	107,496
Interest expense	457	-
Audit fees	90,170	46,843
Legal fees	24,938	2,419
Proxy fees	1,028	1,028
Shareholder reporting fees	40,248	7,687
Trustees’ fees	115,015	12,301
Registration and filing fees	16,278	1,564
Transfer agent fees	2,250	2,250

	6,289,699	1,035,751
Administration fees:
Class I	57,391	17,183	*
Class R5	228,876	55,278
Service Class	710,784	78,087
Administrative Class	219,445	38,163
Class L	-	-
Class A	123 *	59,178
Class R4	918,456	191	*
Class R3	109,068	3,045
Distribution fees:
Class R3	128,261	2,951
Service fees:
Class A	192 *	70,618
Class R4	1,079,517	193	*
Class R3	128,261	2,951
Shareholder service fees:
Service Class	139,789	17,303
Administrative Class	117,095	21,832
Class A	115 *	32,094

Total expenses	10,127,072	1,434,818
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	(43,266	)*
Class R5 fees reimbursed by adviser	-	(36,043)
Service Class fees reimbursed by adviser	-	(40,523)
Administrative Class fees reimbursed by adviser	-	(17,266)
Class A fees reimbursed by adviser	-	(24,994)
Class R4 fees reimbursed by adviser	-	(90	)*
Class R3 fees reimbursed by adviser	-	(1,121)
Class I advisory fees waived	(39,401)	-
Class R5 advisory fees waived	(15,295)	-
Service Class advisory fees waived	(31,682)	-
Administrative Class advisory fees waived	(8,846)	-
Class L advisory fees waived	-	-
Class A advisory fees waived	(9)*	-
Class R4 advisory fees waived	(36,393)	-
Class R3 advisory fees waived	(4,387)	-

Net expenses	9,991,059	1,271,515

Net investment income (loss)	29,451,577	5,437,050

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$9,587,490		$34,092,999	$14,732,808	$65,585,415	$24,639,727
726		2,058	359,520	8,661	6,401
-		-	214,356	-	-

9,588,216		34,095,057	15,306,684	65,594,076	24,646,128

1,864,609		9,120,882	2,718,927	3,115,059	6,299,199
39,788		114,490	45,232	243,466	64,414
-		-	-	-	-
33,568		34,086	34,014	36,705	34,315
5,681		21,509	6,704	46,690	13,273
1,028		1,028	1,028	1,028	1,028
11,418		32,212	13,834	91,797	21,257
26,119		106,098	31,973	228,192	63,733
5,264		11,061	2,440	7,738	9,866
2,250		2,250	2,250	2,250	2,250

1,989,725		9,443,616	2,856,402	3,772,925	6,509,335

9,309	*	66,890	10,747 *	92,655	40,938
250,427		826,334	264,444	1,128,703	397,896
24,496		390,707	43,325	1,623,073	174,542
14,070		327,637	55,193	1,151,750	246,287
-		-	-	150,460 **	-
48,456		582,191	123,438	259 *	478,096
168	*	162 *	164 *	1,634,526	167 *
449		3,569	273	16,735	1,912

450		3,206	266	13,632	1,701

60,857		613,783	150,074	312 *	530,883
196	*	196 *	191 *	1,372,549	200 *
450		3,206	266	13,632	1,701

5,538		77,202	8,807	265,819	34,752
8,766		160,627	30,086	594,359	126,457
27,634		272,053	66,668	187 *	241,781

2,440,991		12,771,379	3,610,344	11,831,576	8,786,648

-		-	(11,416)*	(46,907)	-
-		-	(25,359)	-	-
-		-	(2,626)	-	-
-		-	(2,979)	-	-
-		-	(6,616)	-	-
-		-	(11)*	(120,684)	-
-		-	(12)	(1,137)	-
-		(98,536)	-	(58,662)	(40,603)
-		(200,653)	(16,615)	(121,625)	(74,788)
-		(70,813)	(1,654)	(75,246)	(22,571)
-		(51,607)	(1,374)	(44,070)	(25,919)
-		-	-	(17,478)**	-
-		(96,169)	(3,113)	-	(51,158)
-		-	-	(65,617)	-
-		(450)	(6)	(619)	(178)

2,440,991		12,253,151	3,538,563	11,279,531	8,571,431

7,147,225		21,841,906	11,768,121	54,314,545	16,074,697

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended December 31, 2014

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$2,542,940	$1,803,385
Futures contracts	8,588,993	604,399
Written options	2,389,374	107,673
Swap agreements	2,049,981	58,691
Foreign currency transactions	19,549,909	481,484

Net realized gain (loss)	35,121,197	3,055,632

Net change in unrealized appreciation (depreciation) on:
Investment transactions	9,657,375	3,503,088
Futures contracts	4,861,607	(121,221)
Written options	(322,247)	27,389
Forward sale commitments	(29,532)	-
Swap agreements	(16,129,972)	32,172
Translation of assets and liabilities in foreign currencies	2,621,883	44,330

Net change in unrealized appreciation (depreciation)	659,114	3,485,758

Net realized gain (loss) and change in unrealized appreciation (depreciation)	35,780,311	6,541,390

Net increase (decrease) in net assets resulting from operations	$65,231,888	$11,978,440

(a) Net of withholding tax of:	$-	$-
(b) Net of withholding tax of:	$16,050	$-
*	Class commenced operations on April 1, 2014
**	Class L merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$55,149,017	$108,068,109	$49,623,993	$73,600,938	$109,677,975
-	-	-	12,213,909	-
-	-	-	-	-
-	-	-	-	-
-	3,086	36,282	-	-

55,149,017	108,071,195	49,660,275	85,814,847	109,677,975

(21,289,894)	31,970,524	(40,128,398)	275,048,817	(18,940,090)
-	-	-	(1,094,345)	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	(28,713)	(22,079)	-	-

(21,289,894)	31,941,811	(40,150,477)	273,954,472	(18,940,090)

33,859,123	140,013,006	9,509,798	359,769,319	90,737,885

$41,006,348	$161,854,912	$21,277,919	$414,083,864	$106,812,582

$27,888	$242,858	$162,663	$7,547	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$2,294,817	$9,061,578
Interest	257	948
Securities lending net income	6,478	-

Total investment income	2,301,552	9,062,526

Expenses (Note 3):
Investment advisory fees	902,285	8,066,602
Custody fees	38,640	119,298
Audit fees	34,716	31,080
Legal fees	1,937	17,327
Proxy fees	1,028	1,028
Shareholder reporting fees	6,271	24,368
Trustees’ fees	9,667	88,990
Registration and filing fees	2,293	2,297
Transfer agent fees	2,250	2,250

	999,087	8,353,240
Administration fees:
Class I	18,688 *	9,284 *
Class R5	55,769	598,848
Service Class	11,835	276,090
Administrative Class	25,329	494,338
Class L	-	-
Class A	53,489	338,445
Class R4*	181	301
Class R3	599	2,480
Distribution fees:
Class R3	559	2,578
Distribution and Service fees:
Class A	59,861	421,328
Class R4*	195	361
Class R3	559	2,578
Shareholder service fees:
Service Class	2,403	65,046
Administrative Class	12,830	289,777
Class A	27,102	184,836

Total expenses	1,268,486	11,039,530
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(29,673)*	-
Class R5 fees reimbursed by adviser	(7,741)	-
Service Class fees reimbursed by adviser	(2,385)	-
Administrative Class fees reimbursed by adviser	(4,239)	-
Class L fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	(9,009)	(14,582)
Class R4 fees reimbursed by adviser *	(39)	-
Class R3 fees reimbursed by adviser	(87)	-
Class I administrative fees waived	-	-
Class R5 administrative fees waived	(19,483)	-
Service Class administrative fees waived	(462)	-
Administrative Class administrative fees waived	(837)	-
Class A administrative fees waived	(1,763)	-
Class R3 administrative fees waived	(14)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	1,192,754	11,024,948

Net investment income (loss)	1,108,798	(1,962,422)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund		MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$8,233,494	$3,066,084	$2,489,883		$6,452,270	$2,738,570
1,659	296	488		1,282	739
60,697	-	-		137,721	130,623

8,295,850	3,066,380	2,490,371		6,591,273	2,869,932

6,841,782	1,103,135	1,159,542		4,046,459	185,439
85,344	32,525	17,576		57,815	48,016
34,359	33,727	33,827		33,436	29,728
13,542	2,309	2,263		7,441	2,326
1,028	1,028	1,028		1,028	1,028
24,572	6,429	7,040		13,858	20,878
66,920	10,908	10,727		34,641	13,738
10,681	12,605	3,329		8,449	12,367
2,250	2,250	2,250		2,250	2,250

7,080,478	1,204,916	1,237,582		4,205,377	315,770

54,795	31,665	11,501	*	29,628	34,380
412,664	75,191	106,104		340,406	6,814
288,962	9,547	5,932		82,630	13,139
305,274	3,300	8,320		67,332	72,004
-	-	-		-	12,239	**
414,128	13,221	12,977		124,481	54,372
162	175	172		157	233
229	271	171	*	536	212	*

246	253	187	*	474	194	*

432,147	14,850	15,455		131,679	52,670
195	191	187		186	213
246	253	187	*	474	194	*

54,935	2,018	1,111		15,467	2,313
151,195	1,503	4,436		31,679	39,133
196,596	6,591	6,940		57,867	26,726

9,392,252	1,363,945	1,411,262		5,088,373	630,606

-	-	(12,551	)*	-	(5,379)
-	(160)	(21,694)		-	(360)
-	(3)	(621)		-	(212)
-	(8)	(909)		-	(756)
-	-	-		-	(549	)**
-	(14)	(1,446)		-	(725)
-	-	(24)		-	-
-	- ***	(24	)*	-	-
-	(13,273)	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
-	-	-		-	-
(58,951)	-	-		(24,190)	-
(122,585)	-	-		(49,285)	-
(50,240)	-	-		(9,015)	-
(44,326)	-	-		(5,975)	-
(62,592)	-	-		(11,272)	-
(11)	-	-		(39)	-

9,053,547	1,350,487	1,373,993		4,988,597	622,625

(757,697)	1,715,893	1,116,378		1,602,676	2,247,307

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended December 31, 2014

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$15,847,968	$110,972,146
Futures contracts	-	-
Foreign currency transactions	-	(2,038)

Net realized gain (loss)	15,847,968	110,970,108

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(1,707,384)	9,395,819
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	-	(2,351)

Net change in unrealized appreciation (depreciation)	(1,707,384)	9,393,468

Net realized gain (loss) and change in unrealized appreciation (depreciation)	14,140,584	120,363,576

Net increase (decrease) in net assets resulting from operations	$15,249,382	$118,401,154

(a) Net of withholding tax of:	$8,904	$8,260
*	Class commenced operations on April 1, 2014
**	Class L merged into Administrative Class shares on March 21, 2014.
***	Amount is less than $0.50.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$79,669,554	$16,998,641	$11,251,662	$67,675,760	$6,520,766
-	-	-	-	186,912
-	(6)	(221)	(2,557)	-

79,669,554	16,998,635	11,251,441	67,673,203	6,707,678

22,553,376	(8,523,492)	(2,210,584)	(50,476,747)	7,772,637
-	-	-	-	41,420
-	-	(59)	-	-

22,553,376	(8,523,492)	(2,210,643)	(50,476,747)	7,814,057

102,222,930	8,475,143	9,040,798	17,196,456	14,521,735

$101,465,233	$10,191,036	$10,157,176	$18,799,132	$16,769,042

$86,137	$10,104	$-	$11,814	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends (a)	$1,644,932		$11,606,278
Interest	581		11,750
Securities lending net income	334,062		628,959

Total investment income	1,979,575		12,246,987

Expenses (Note 3):
Investment advisory fees	129,385		14,048,259
Custody fees	101,091		162,968
Audit fees	29,689		34,970
Legal fees	1,915		28,933
Proxy fees	1,028		1,028
Shareholder reporting fees	4,415		42,282
Trustees’ fees	10,027		135,067
Registration and filing fees	12,619		12,198
Transfer agent fees	2,250		2,250

	292,419		14,467,955
Administration fees:
Class I	38,236		66,774
Class R5	12,844		772,898
Service Class	9,946		476,734
Administrative Class	48,280		837,587
Class L	8,232	**	-
Class A	31,584		737,026
Class R4*	250		591
Class R3	217	*	6,579
Distribution fees:
Class R3	185	*	6,192
Distribution and Service fees:
Class A	27,994		817,311
Class R4*	213		714
Class R3	185	*	6,192
Shareholder service fees:
Service Class	1,725		93,711
Administrative Class	24,621		422,132
Class A	13,641		364,800

Total expenses	510,572		19,077,196
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(62,658)		-
Class R5 fees reimbursed by adviser	(7,101)		-
Service Class fees reimbursed by adviser	(2,701)		-
Administrative Class fees reimbursed by adviser	(12,531)		-
Class L fees reimbursed by adviser	(1,615	)**	-
Class A fees reimbursed by adviser	(7,922)		-
Class R4 fees reimbursed by adviser*	(52)		-
Class R3 fees reimbursed by adviser	(47	)*	-
Class I advisory fees waived	-		(79,043)
Class R5 advisory fees waived	-		(146,759)
Service Class advisory fees waived	-		(66,522)
Administrative Class advisory fees waived	-		(93,220)
Class A advisory fees waived	-		(83,680)
Class R3 advisory fees waived	-		(547)

Net expenses	415,945		18,607,425

Net investment income (loss)	1,563,630		(6,360,438)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund		MassMutual Select Overseas Fund

$5,025,421	$261,393		$7,572,135		$8,179,571		$19,731,439
1,125	161		446		575		7,591
800,094	109,367		147,292		148,435		419,108

5,826,640	370,921		7,719,873		8,328,581		20,158,138

7,257,358	492,050		1,403,413		230,483		5,413,603
109,957	6,819		135,545		213,515		514,339
36,320	33,164		39,627		30,098		40,873
14,401	884		2,424		3,281		9,476
1,028	1,028		1,028		1,028		1,028
22,257	8,125		9,448		6,887		18,345
64,809	4,068		11,994		17,902		45,278
8,277	1,969		1,895		12,190		11,193
2,250	2,250		2,250		2,250		2,250

7,516,657	550,357		1,607,624		517,634		6,056,385

67,137	10,731	*	13,761	*	61,668		79,143
504,469	51,808		132,358		8,572		315,883
120,091	7,175		216		9,210		168,391
80,197	13,447		107		28,287		66,342
-	-		-		2,559	**	-
148,766	24,036		1,284		14,729		146,456
156	214		172		236		160
1,176	214	*	172	*	207	*	1,472

905	183	*	186	*	188	*	1,088

153,921	22,282		1,432		13,813		156,699
186	183		186		215		187
905	183	*	186	*	188	*	1,088

18,596	1,182		50		1,844		28,464
35,789	5,471		81		15,569		33,815
66,774	9,804		626		6,748		71,577

8,715,725	697,270		1,758,441		681,667		7,127,150

-	(16,555	)*	(24,902	)*	(19,506)		-
-	(25,240)		(75,563)		(992)		-
-	(3,316)		(73)		(162)		-
-	(5,085)		(35)		(496)		-
-	-		-		(181	)**	-
-	(9,128)		(431)		(433)		-
-	(102)		(42)		(2)		-
-	(102	)*	(42	)*	(2	)*	-
(39,550)	-		-		-		(206,288)
(99,503)	-		-		-		(142,834)
(13,912)	-		-		-		(57,184)
(6,425)	-		-		-		(19,971)
(11,921)	-		-		-		(46,376)
(99)	-		-		-		(577)

8,544,315	637,742		1,657,353		659,893		6,653,920

(2,717,675)	(266,821)		6,062,520		7,668,688		13,504,218

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended December 31, 2014

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$11,254,188	$208,811,352
Futures contracts	379,360	-
Foreign currency transactions	12	440

Net realized gain (loss)	11,633,560	208,811,792

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(6,204,371)	30,663,542
Futures contracts	47,284	-
Translation of assets and liabilities in foreign currencies	2	(217)

Net change in unrealized appreciation (depreciation)	(6,157,085)	30,663,325

Net realized gain (loss) and change in unrealized appreciation (depreciation)	5,476,475	239,475,117

Net increase (decrease) in net assets resulting from operations	$7,040,105	$233,114,679

(a) Net of withholding tax of:	$838	$69,334
*	Class commenced operations on April 1, 2014.
**	Class L merged into Administrative Class shares on March 21, 2014.
***	Net increase in accrued foreign capital gains taxes of $32,901.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$157,928,627	$3,161,655	$7,650,679	$2,437,284	$40,426,001
-	-	12,253	65,249	(8,656)
(670)	-	548,616	47,589	741,095

157,927,957	3,161,655	8,211,548	2,550,122	41,158,440

(104,883,394)	(156,648)	(33,339,841)	(25,029,115)	(98,871,021	)***
-	-	-	(105,828)	-
(255)	-	219,429	(26,072)	1,126,064

(104,883,649)	(156,648)	(33,120,412)	(25,161,015)	(97,744,957)

53,044,308	3,005,007	(24,908,864)	(22,610,893)	(56,586,517)

$50,326,633	$2,738,186	$(18,846,344)	$(14,942,205)	$(43,082,299)

$3,231	$-	$479,772	$539,654	$1,583,598

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$29,451,577	$29,295,840
Net realized gain (loss) on investment transactions	35,121,197	6,921,053
Net change in unrealized appreciation (depreciation) on investments	659,114	(73,862,589)

Net increase (decrease) in net assets resulting from operations	65,231,888	(37,645,696)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(13,382,287)	(10,853,398)
Class R5	(4,398,789)	(4,192,712)
Service Class	(8,661,723)	(7,789,783)
Administrative Class	(2,368,352)	(2,374,538)
Class A	(2,614)*	-
Class R4	(9,892,502)	(9,009,340)
Class R3	(1,112,529)	(909,220)

Total distributions from net investment income	(39,818,796)	(35,128,991)

From net realized gains:
Class I	(6,689,862)	(618,492)
Class R5	(2,296,718)	(270,131)
Service Class	(4,711,597)	(670,726)
Administrative Class	(1,338,990)	(153,786)
Class A	(1,516)*	-
Class R4	(5,907,774)	(778,904)
Class R3	(735,530)	(75,312)

Total distributions from net realized gains	(21,681,987)	(2,567,351)

Net fund share transactions (Note 5):
Class I	39,852,516	(24,699)
Class R5	(27,442,936)	13,797,857
Service Class	(40,649,539)	(108,921,707)
Administrative Class	(21,753,313)	11,763,175
Class A	120,161 *	-
Class R4	(78,419,220)	(278,191,242)
Class R3	538,732	6,339,486

Increase (decrease) in net assets from fund share transactions	(127,753,599)	(355,237,130)

Total increase (decrease) in net assets	(124,022,494)	(430,579,168)
Net assets
Beginning of year	1,571,328,164	2,001,907,332

End of year	$1,447,305,670	$1,571,328,164

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$1,751,145

Distributions in excess of net investment income included in net assets at end of year	$(148,643)	$-

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$5,437,050	$4,578,000	$7,147,225	$5,317,015	$21,841,906	$21,772,350
3,055,632	(3,586,846)	55,149,017	36,677,940	108,071,195	138,872,166
3,485,758	(3,802,666)	(21,289,894)	60,748,366	31,941,811	228,964,793

11,978,440	(2,811,512)	41,006,348	102,743,321	161,854,912	389,609,309

(1,908,342)*	-	(1,894,736)*	-	(6,681,231)	(4,728,149)
(1,402,720)	(2,942,463)	(4,403,852)	(3,756,500)	(8,457,640)	(8,530,208)
(1,675,049)	(1,334,194)	(284,578)	(228,948)	(3,051,112)	(3,243,148)
(827,689)	(428,199)	(158,192)	(43,729)	(1,619,714)	(2,003,807)
(969,209)	(948,955)	(328,416)	(188,916)	(2,225,304)	(2,837,644)
(3,382)*	-	(1,789)*	-	(1,450)*	-
(61,516)	(27,214)	(2,482)	(678)	(11,199)	(12,069)

(6,847,907)	(5,681,025)	(7,074,045)	(4,218,771)	(22,047,650)	(21,355,025)

-	-	-	-	(24,814,091)	(18,924,793)
-	-	-	-	(35,024,820)	(38,605,313)
-	-	-	-	(12,982,133)	(14,930,058)
-	-	-	-	(8,238,366)	(9,947,720)
-	-	-	-	(14,142,870)	(20,071,127)
-	-	-	-	(6,673)*	-
-	-	-	-	(78,344)	(89,828)

-	-	-	-	(95,287,297)	(102,568,839)

54,597,161 *	-	92,402,964 *	-	131,476,061	21,510,522
(37,640,784)	3,840,436	(118,451,252)	719,855	6,273,005	(42,845,314)
12,398,421	14,440,415	(6,683,158)	(2,021,035)	(3,904,274)	13,987,520
13,146,455	(16,515,043)	1,016,135	(1,796,007)	(22,419,507)	4,365,111
4,032,261	(8,485,204)	(2,968,200)	(7,169,455)	(64,836,520)	(130,324,483)
103,483 *	-	101,890 *	-	108,224 *	-
997,809	(103,307)	10,930	(7,119)	(312,248)	184,696

47,634,806	(6,822,703)	(34,570,691)	(10,273,761)	46,384,741	(133,121,948)

52,765,339	(15,315,240)	(638,388)	88,250,789	90,904,706	132,563,497

163,161,172	178,476,412	384,448,452	296,197,663	1,431,250,684	1,298,687,187

$215,926,511	$163,161,172	$383,810,064	$384,448,452	$1,522,155,390	$1,431,250,684

$-	$119,765	$1,062,458	$1,026,935	$200,236	$474,087

$(101,301)	$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Large Cap Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,768,121	$10,786,905
Net realized gain (loss) on investment transactions	49,660,275	32,171,214
Net change in unrealized appreciation (depreciation) on investments	(40,150,477)	87,816,994

Net increase (decrease) in net assets resulting from operations	21,277,919	130,775,113

Distributions to shareholders (Note 2):
From net investment income:
Class I	(4,489,571)*	-
Class R5	(4,939,584)	(8,127,166)
Service Class	(358,183)	(800,391)
Administrative Class	(677,337)	(607,057)
Class L	-	-
Class A	(1,311,094)	(1,286,166)
Class R4	(2,777)*	-
Class R3	(2,216)	(1,952)

Total distributions from net investment income	(11,780,762)	(10,822,732)

From net realized gains:
Class I	(19,592,080)*	-
Class R5	(22,914,966)	(16,923,630)
Service Class	(1,853,578)	(1,713,567)
Administrative Class	(3,374,830)	(1,408,897)
Class L	-	-
Class A	(7,334,754)	(3,399,189)
Class R4	(13,691)*	-
Class R3	(13,249)	(5,858)

Total distributions from net realized gains	(55,097,148)	(23,451,141)

Net fund share transactions (Note 5):
Class I	170,067,352 *	-
Class R5	(150,815,262)	(68,922,358)
Service Class	(20,442,176)	2,995,160
Administrative Class	(1,032,585)	(19,193,901)
Class L	-	-
Class A	(9,199,883)	(17,847,322)
Class R4	116,568 *	-
Class R3	(9,159)	(24,613)

Increase (decrease) in net assets from fund share transactions	(11,315,145)	(102,993,034)

Total increase (decrease) in net assets	(56,915,136)	(6,491,794)
Net assets
Beginning of year	467,638,572	474,130,366

End of year	$410,723,436	$467,638,572

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(209,610)	$(146,613)

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Select Focused Value Fund		MassMutual Select Fundamental Growth Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$54,314,545	$47,621,716	$16,074,697	$3,098,779	$1,108,798	$793,822
85,814,847	48,554,660	109,677,975	94,880,062	15,847,968	7,677,376
273,954,472	671,315,555	(18,940,090)	161,686,464	(1,707,384)	24,376,114

414,083,864	767,491,931	106,812,582	259,665,305	15,249,382	32,847,312

(10,234,711)	(8,662,330)	(4,029,046)	(937,144)	(852,887)*	-
(17,006,805)	(18,759,574)	(5,694,010)	(1,425,109)	(171,725)	(733,137)
(11,487,958)	(10,271,553)	(1,655,429)	(388,316)	(56,048)	(46,968)
(8,322,530)	(5,763,249)	(1,779,528)	(274,181)	(84,253)	(69,916)
-	(2,463,233)	-	-	-	-
(1,525)*	-	(3,012,736)	(116,198)	(115,430)	(121,638)
(7,315,121)	(8,243,039)	(1,790)*	-	(805)*	-
(73,638)	(61,113)	(8,824)	-	(1,223)	(6)

(54,442,288)	(54,224,091)	(16,181,363)	(3,140,948)	(1,282,371)	(971,665)

(11,638,397)	(2,855,187)	(25,254,020)	(16,136,475)	(9,328,674)*	-
(20,528,688)	(6,569,940)	(38,770,908)	(31,538,935)	(2,288,463)	(3,093,048)
(15,144,142)	(4,028,065)	(11,721,881)	(9,594,288)	(755,128)	(217,504)
(11,398,056)	(2,267,020)	(13,773,257)	(10,400,894)	(1,320,766)	(403,404)
-	(1,132,337)	-	-	-	-
(2,272)*	-	(27,010,334)	(22,335,248)	(2,763,788)	(932,780)
(11,548,744)	(3,598,454)	(13,639)*	-	(12,676)*	-
(131,901)	(33,208)	(87,735)	(75,530)	(31,591)	(6,308)

(70,392,200)	(20,484,211)	(116,631,774)	(90,081,370)	(16,501,086)	(4,653,044)

139,547,950	276,838,853	61,463,960	15,500,446	89,438,109 *	-
(90,175,017)	(61,773,256)	29,033,786	(15,877,189)	(66,419,603)	(6,588,103)
67,002,590	(50,684,224)	2,667,182	24,641,833	923,632	944,221
177,575,145	(8,760,324)	9,013,321	13,618,107	(1,046,755)	(1,911,423)
(173,007,232)**	(176,564,824)	-	-	-	-
3,342,456 *	-	14,739,075	20,072,527	728,685	2,429,087
(36,450,676)	31,882,317	115,530 *	-	113,582 *	-
(1,666,043)	(36,082)	6,487	142,475	(155,402)	(139,778)

86,169,173	10,902,460	117,039,341	58,098,199	23,582,248	(5,265,996)

375,418,549	703,686,089	91,038,786	224,541,186	21,048,173	21,956,607

3,096,778,236	2,393,092,147	906,933,733	682,392,547	127,262,625	105,306,018

$3,472,196,785	$3,096,778,236	$997,972,519	$906,933,733	$148,310,798	$127,262,625

$464,093	$251,351	$-	$-	$-	$-

$-	$-	$(200,849)	$(183,073)	$(21,255)	$(17,906)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,962,422)	$(1,268,160)
Net realized gain (loss) on investment transactions	110,970,108	173,877,602
Net change in unrealized appreciation (depreciation) on investments	9,393,468	196,337,199

Net increase (decrease) in net assets resulting from operations	118,401,154	368,946,641

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	(139,220)
Service Class	-	(48,537)
Administrative Class	-	(63,178)
Class A	-	(52,239)
Class R4*	-	-
Class R3	-	(262)

Total distributions from net investment income	-	(303,436)

From net realized gains:
Class I	(18,256,444)*	-
Class R5	(37,728,727)	(31,182,076)
Service Class	(10,930,968)	(11,266,661)
Administrative Class	(18,266,974)	(14,412,971)
Class A	(11,392,210)	(11,656,100)
Class R4*	(54,367)	-
Class R3	(76,884)	(61,642)

Total distributions from net realized gains	(96,706,574)	(68,579,450)

Net fund share transactions (Note 5):
Class I	273,513,443 *	-
Class R5	17,976,514	(7,574,535)
Service Class	(35,451,138)	18,210,462
Administrative Class	15,849,435	(162,669,073)
Class A	(27,092,276)	(1,608,450)
Class R4*	827,274	-
Class R3	(103,980)	24,019
Class N	-	-

Increase (decrease) in net assets from fund share transactions	245,519,272	(153,617,577)

Total increase (decrease) in net assets	267,213,852	146,446,178
Net assets
Beginning of year	1,141,580,450	995,134,272

End of year	$1,408,794,302	$1,141,580,450

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(246,347)	$(219,354)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

*	Class commenced operations on April 1, 2014.
***	Class N shares were eliminated as of June 18, 2013.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund		MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$(757,697)	$(1,763,070)	$1,715,893	$1,960,614	$1,116,378	$664,436
79,669,554	67,533,431	16,998,635	29,835,497	11,251,441	19,288,376
22,553,376	164,778,909	(8,523,492)	13,135,173	(2,210,643)	27,496,813

101,465,233	230,549,270	10,191,036	44,931,284	10,157,176	47,449,625

-	(68,924)	(1,493,902)	(801,273)	(410,790)*	-
-	-	(179,936)	(930,260)	(561,623)	(617,830)
-	-	(46,532)	(26,694)	(3,287)	(18,436)
-	-	(8,484)	(37,582)	(14,370)	(8,740)
-	-	(32,911)	(43,205)	(10,138)	(2,362)
-	-	(845)	-	(374)	-
-	-	(468)	(367)	(187)*	-

-	(68,924)	(1,763,078)	(1,839,381)	(1,000,769)	(647,368)

(18,343,315)	(9,601,133)	(1,915,445)	-	-	-
(16,052,750)	(23,305,578)	(287,705)	-	-	-
(9,465,425)	(5,832,846)	(71,920)	-	-	-
(8,996,527)	(7,844,028)	(16,307)	-	-	-
(11,605,691)	(12,468,979)	(84,048)	-	-	-
(7,042)	-	(1,506)	-	-	-
(8,848)	(2,227)	(1,549)	-	-	-

(64,479,598)	(59,054,791)	(2,378,480)	-	-	-

161,165,512	41,096,630	62,882,264	(29,471,820)	58,735,097 *	-
(79,939,058)	(3,364,446)	(66,725,319)	6,642,920	(46,957,438)	(19,734,652)
67,386,951	24,458,552	2,201,998	299,798	(3,929,863)	549,201
32,700,419	1,307,736	(3,128,161)	(389,487)	(775,270)	808,784
4,944,279	34,068,760	(592,184)	256,904	(396,402)	(695,982)
107,143	-	102,453	-	100,475	-
94,955	(2,409)	6,810	(5,677)	100,187 *	-
-	-	-	-	-	(130	)***

186,460,201	97,564,823	(5,252,139)	(22,667,362)	6,876,786	(19,072,779)

223,445,836	268,990,378	797,339	20,424,541	16,033,193	27,729,478

847,034,694	578,044,316	162,039,322	141,614,781	154,421,256	126,691,778

$1,070,480,530	$847,034,694	$162,836,661	$162,039,322	$170,454,449	$154,421,256

$(142,472)	$(118,560)	$-	$115,734	$100,859	$-

$-	$-	$(36,508)	$-	$-	$(6,476)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,602,676	$3,707,846
Net realized gain (loss) on investment transactions	67,673,203	55,879,368
Net change in unrealized appreciation (depreciation) on investments	(50,476,747)	83,426,838

Net increase (decrease) in net assets resulting from operations	18,799,132	143,014,052

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,165,020)	(984,235)
Class R5	(1,530,838)	(1,481,186)
Service Class	(247,535)	(248,901)
Administrative Class	(132,029)	(145,244)
Class L	-	-
Class A	(112,084)	(7,914)
Class R4*	(600)	-
Class R3	(184)	(25)

Total distributions from net investment income	(3,188,290)	(2,867,505)

From net realized gains:
Class I	(18,745,607)	(13,394,555)
Class R5	(29,624,104)	(27,585,579)
Service Class	(5,460,834)	(4,799,012)
Administrative Class	(3,681,960)	(3,931,672)
Class L	-	-
Class A	(6,805,755)	(6,768,459)
Class R4*	(14,863)	-
Class R3	(26,419)	(22,296)

Total distributions from net realized gains	(64,359,542)	(56,501,573)

Net fund share transactions (Note 5):
Class I	21,107,004	38,003,742
Class R5	(23,523,516)	(17,965,603)
Service Class	(2,745,889)	4,447,510
Administrative Class	(8,517,606)	(6,196,559)
Class L	-	-
Class A	(10,349,879)	(60,292,902)
Class R4*	115,563	-
Class R3	(94,214)	25,888

Increase (decrease) in net assets from fund share transactions	(24,008,537)	(41,977,924)

Total increase (decrease) in net assets	(72,757,237)	41,667,050
Net assets
Beginning of year	518,399,588	476,732,538

End of year	$445,642,351	$518,399,588

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(140,060)	$(398,738)

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund		MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Equity II Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$2,247,307	$1,522,795	$1,563,630	$1,557,973	$(6,360,438)	$(6,375,769)
6,707,678	18,359,106	11,633,560	17,131,381	208,811,792	217,638,269
7,814,057	15,146,167	(6,157,085)	18,305,664	30,663,325	311,745,041

16,769,042	35,028,068	7,040,105	36,995,018	233,114,679	523,007,541

(1,540,869)	(1,111,018)	(1,146,533)	(1,167,233)	-	-
(55,208)	(69,525)	(43,187)	(161,990)	-	-
(123,337)	(36,989)	(68,716)	(141,125)	-	-
(351,175)	(128,154)	(235,643)	(79,492)	-	-
-	(106,647)	-	(63,201)	-	-
(177,234)	(77,925)	(110,446)	(49,579)	-	-
(887)	-	(1,117)	-	-	-
(577)*	-	(676)*	-	-	-

(2,249,287)	(1,530,258)	(1,606,318)	(1,662,620)	-	-

(4,060,735)	(12,564,310)	(9,717,239)	(10,508,939)	(43,786,734)	(28,897,423)
(147,273)	(797,108)	(440,894)	(1,445,297)	(67,957,371)	(56,638,118)
(332,713)	(423,641)	(617,170)	(1,230,387)	(25,305,083)	(27,213,847)
(1,178,726)	(1,688,043)	(2,566,301)	(840,154)	(40,024,588)	(38,826,831)
-	(1,305,982)	-	(628,857)	-	-
(796,854)	(1,198,176)	(1,485,834)	(599,003)	(36,490,484)	(35,690,405)
(3,452)	-	(13,140)	-	(278,894)	-
(3,017)*	-	(10,530)*	-	(317,456)	(231,834)

(6,522,770)	(17,977,260)	(14,851,108)	(15,252,637)	(214,160,610)	(187,498,458)

44,886,831	(10,642,114)	12,560,246	(14,979,124)	139,870,415	67,571,733
(477,832)	5,927,066	(8,545,691)	12,824,201	92,634,428	12,695,641
9,123,436	3,185,935	5,746,597	1,369,793	(29,173,542)	12,324,924
29,696,062	11,698,842	20,094,668	6,972,326	(22,864,708)	(6,772,437)
(10,041,602)**	10,213,589	(5,978,385)**	5,631,519	-	-
18,939,357	8,970,770	10,738,266	5,174,442	(12,619,900)	(86,410,537)
128,726	-	160,077	-	3,097,836	-
138,158 *	-	146,572 *	-	423,941	(308,902)

92,393,136	29,354,088	34,922,350	16,993,157	171,368,470	(899,578)

100,390,121	44,874,638	25,505,029	37,072,918	190,322,539	334,609,505

133,570,269	88,695,631	124,404,758	87,331,840	1,853,850,347	1,519,240,842

$233,960,390	$133,570,269	$149,909,787	$124,404,758	$2,044,172,886	$1,853,850,347

$-	$-	$-	$-	$(4,078,935)	$(2,314,919)

$(11,732)	$(5,711)	$(13,852)	$(18,438)	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,717,675)	$(3,264,151)
Net realized gain (loss) on investment transactions	157,927,957	171,850,921
Net change in unrealized appreciation (depreciation) on investments	(104,883,649)	177,353,069

Net increase (decrease) in net assets resulting from operations	50,326,633	345,939,839

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class L	-	-
Class A	-	-
Class R4*	-	-
Class R3	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class I	(97,729,693)	(34,384,646)
Class R5	(40,227,761)	(84,174,946)
Service Class	(7,757,014)	(11,953,451)
Administrative Class	(6,266,247)	(6,568,617)
Class L	-	-
Class A	(12,281,361)	(11,526,813)
Class R4*	(21,949)	-
Class R3	(44,504)	(95,810)

Total distributions from net realized gains	(164,328,529)	(148,704,283)

Tax return of capital:
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Class I	363,136,313	60,983,496
Class R5	(342,599,143)	2,852,842
Service Class	(32,748,065)	3,927,087
Administrative Class	(8,168,464)	(20,085,927)
Class L	-	-
Class A	(6,232,685)	(2,907,076)
Class R4*	122,049	-
Class R3	(420,017)	(1,018)
Class N***	-	-

Increase (decrease) in net assets from fund share transactions	(26,910,012)	44,769,404

Total increase (decrease) in net assets	(140,911,908)	242,004,960
Net assets
Beginning of year	1,003,637,021	761,632,061

End of year	$862,725,113	$1,003,637,021

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(201,359)	$(178,599)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.
***	Class N shares were eliminated as of August 27, 2013.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$(266,821)	$(362,919)	$6,062,520	$3,320,671	$7,668,688	$5,060,970
3,161,655	19,710,660	8,211,548	11,231,937	2,550,122	6,049,353
(156,648)	(1,296,959)	(33,120,412)	15,493,496	(25,161,015)	24,062,782

2,738,186	18,050,782	(18,846,344)	30,046,104	(14,942,205)	35,173,105

-	-	(2,280,133)*	-	(6,608,248)	(5,098,099)
-	-	(4,012,527)	(3,634,226)	(106,877)	(283,749)
-	-	(5,112)	(2,050)	(189,461)	(10,080)
-	-	(3,140)	(247)	(643,276)	(111,880)
-	-	-	-	-	(49,898)
-	-	(12,303)	(13,673)	(181,481)	(77,008)
-	-	(3,132)	-	(3,413)	-
-	-	(2,942)*	-	(2,363)*	-

-	-	(6,319,289)	(3,650,196)	(7,735,119)	(5,630,714)

(1,391,573)*	-	-	-	(2,340,437)	(5,805,642)
(2,017,028)	(6,616,967)	-	-	(40,283)	(324,715)
(289,347)	(443,586)	-	-	(69,385)	(12,064)
(414,041)	(814,425)	-	-	(235,842)	(139,068)
-	-	-	-	-	(59,594)
(789,971)	(1,551,181)	-	-	(75,857)	(101,626)
(9,207)	-	-	-	(1,361)	-
(9,202)*	-	-	-	(1,043)*	-

(4,920,369)	(9,426,159)	-	-	(2,764,208)	(6,442,709)

-	-	-	(5,700)	-	-
-	-	-	(3)	-	-
-	-	-	(1)	-	-
-	-	-	(21)	-	-

-	-	-	(5,725)	-	-

18,100,054 *	-	68,798,134 *	-	51,183,193	34,534,552
(20,519,163)	(3,187,873)	(35,192,508)	(14,559,160)	(6,190,056)	9,737,638
660,854	496,676	71,618	8,196	6,224,252	221,959
(401,162)	(1,351,414)	91,570	(7,680)	20,288,031	3,966,903
-	-	-	-	(1,935,692)**	1,796,962
(412,612)	(28,433)	(296,775)	(64,282)	4,691,754	2,951,550
109,308	-	103,232	-	154,558	-
109,201 *	-	102,942 *	-	107,091 *	-
-	(180,354)	-	-	-	-

(2,353,520)	(4,251,398)	33,678,213	(14,622,926)	74,523,131	53,209,564

(4,535,703)	4,373,225	8,512,580	11,767,257	49,081,599	76,309,246

63,017,094	58,643,869	163,619,316	151,852,059	204,468,578	128,159,332

$58,481,391	$63,017,094	$172,131,896	$163,619,316	$253,550,177	$204,468,578

$(22,439)	$(51,740)	$-	$-	$-	$-

$-	$-	$(435,466)	$(1,217,298)	$(765,559)	$(784,827)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Overseas Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,504,218	$9,051,863
Net realized gain (loss) on investment transactions	41,158,440	39,764,386
Net change in unrealized appreciation (depreciation) on investments	(97,744,957)	71,089,268

Net increase (decrease) in net assets resulting from operations	(43,082,299)	119,905,517

Distributions to shareholders (Note 2):
From net investment income:
Class I	(6,888,163)	(6,192,954)
Class R5	(3,471,069)	(3,987,151)
Service Class	(1,475,642)	(1,868,875)
Administrative Class	(624,275)	(419,289)
Class A	(1,104,817)	(1,207,893)
Class R4*	(2,404)	-
Class R3	-	(14,208)

Total distributions from net investment income	(13,566,370)	(13,690,370)

Net fund share transactions (Note 5):
Class I	60,884,251	(31,086,209)
Class R5	(12,283,523)	4,861,281
Service Class	(249,343)	2,906,914
Administrative Class	5,981,599	(5,300,218)
Class A	5,949,470	(4,505,143)
Class R4*	102,505	-
Class R3	(537,008)	69,871

Increase (decrease) in net assets from fund share transactions	59,847,951	(33,053,504)

Total increase (decrease) in net assets	3,199,282	73,161,643
Net assets
Beginning of year	632,912,082	559,750,439

End of year	$636,111,364	$632,912,082

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$11,891,648	$10,133,810

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Net investment income (loss) to average daily net assets[n]
Class I
12/31/14	$10.12	$0.21	$0.23	$0.44	$(0.31)	$(0.15)	$(0.46)	$10.10	4.39%		$459,950	0.41%		0.00%	[e]	0.40%		2.07%
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%		0.00%	[e]	N/A		1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%		0.00%	[e]	N/A		2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A		N/A		3.26%
12/31/10[g]	10.00	0.16	0.15	0.31	(0.14)	(0.08)	(0.22)	10.09	3.13%	[b]	3,658	0.42%	[a]	N/A		N/A		3.15%	[a]
Class R5
12/31/14	$10.10	$0.21	$0.22	$0.43	$(0.30)	$(0.15)	$(0.45)	$10.08	4.26%		$148,821	0.52%		0.00%	[e]	0.51%		1.98%
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%		0.00%	[e]	N/A		1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%		0.00%	[e]	N/A		2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A		N/A		3.02%
12/31/10[g]	10.00	0.14	0.14	0.28	(0.13)	(0.08)	(0.21)	10.07	2.88%	[b]	29,273	0.57%	[a]	N/A		N/A		2.77%	[a]
Service Class
12/31/14	$10.13	$0.19	$0.23	$0.42	$(0.28)	$(0.15)	$(0.43)	$10.12	4.23%		$316,778	0.62%		0.00%	[e]	0.62%	[k]	1.86%
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%		0.00%	[e]	N/A		1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%		0.00%	[e]	N/A		2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A		N/A		2.89%
12/31/10[g]	10.00	0.13	0.16	0.29	(0.12)	(0.08)	(0.20)	10.09	2.98%	[b]	516,171	0.69%	[a]	N/A		N/A		2.51%	[a]
Administrative Class
12/31/14	$10.07	$0.18	$0.23	$0.41	$(0.27)	$(0.15)	$(0.42)	$10.06	4.14%		$86,220	0.72%		0.00%	[e]	0.71%		1.74%
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%		0.00%	[e]	N/A		1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%		0.00%	[e]	N/A		2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A		N/A		2.87%
12/31/10[g]	10.00	0.13	0.15	0.28	(0.13)	(0.08)	(0.21)	10.07	2.81%	[b]	27,909	0.77%	[a]	N/A		N/A		2.57%	[a]
Class A
12/31/14[h]	$10.25	$0.11	$0.16	$0.27	$(0.27)	$(0.15)	$(0.42)	$10.10	2.65%	[b]	$119	0.96%	[a]	0.00%	[e]	0.95%	[a]	1.36%	[a]
Class R4
12/31/14	$10.14	$0.17	$0.22	$0.39	$(0.26)	$(0.15)	$(0.41)	$10.12	3.88%		$385,955	0.86%		0.00%	[e]	0.85%		1.62%
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%		0.00%	[e]	N/A		1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%		0.00%	[e]	N/A		1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A		N/A		2.71%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.11)	(0.08)	(0.19)	10.09	2.89%	[b]	708,198	0.87%	[a]	N/A		N/A		2.34%	[a]
Class R3
12/31/14	$10.08	$0.14	$0.22	$0.36	$(0.23)	$(0.15)	$(0.38)	$10.06	3.66%		$49,462	1.11%		0.00%	[e]	1.10%		1.37%
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%		0.00%	[e]	N/A		1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%		0.00%	[e]	N/A		1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A		N/A		2.50%
12/31/10[g]	10.00	0.11	0.15	0.26	(0.10)	(0.08)	(0.18)	10.08	2.70%	[b]	9,825	1.12%	[a]	N/A		N/A		2.12%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	453%[u]	460%[u]	501%[u]	442%	299%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, 479% and 509% as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$10.09	$0.25	$0.18	$0.43	$(0.37)	$(0.37)	$10.15	4.32%	[b]	$54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
12/31/14	$9.82	$0.32	$0.38	$0.70	$(0.36)	$(0.36)	$10.16	7.13%		$46,966	0.70%		0.63%		3.11%
12/31/13	10.34	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A		2.87%
12/31/12	9.91	0.31	0.47	0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%		N/A		3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	(0.33)	9.91	6.61%		75,607	0.66%		N/A		3.14%
12/31/10	9.18	0.40	0.55	0.95	(0.53)	(0.53)	9.60	10.51%		48,222	0.66%		N/A		4.10%
Service Class
12/31/14	$9.83	$0.31	$0.38	$0.69	$(0.35)	$(0.35)	$10.17	7.08%		$51,447	0.79%		0.70%		3.02%
12/31/13	10.35	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A		2.85%
12/31/12	9.92	0.31	0.46	0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%		N/A		2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	(0.33)	9.92	6.54%		27,303	0.71%		N/A		3.08%
12/31/10	9.18	0.40	0.54	0.94	(0.51)	(0.51)	9.61	10.46%		28,610	0.71%		N/A		4.12%
Administrative Class
12/31/14	$9.81	$0.30	$0.38	$0.68	$(0.35)	$(0.35)	$10.14	6.94%		$28,065	0.90%		0.80%		2.91%
12/31/13	10.32	0.27	(0.45)	(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A		2.59%
12/31/12	9.90	0.29	0.46	0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%		N/A		2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	(0.30)	9.90	6.43%		26,987	0.86%		N/A		2.90%
12/31/10	9.16	0.38	0.55	0.93	(0.51)	(0.51)	9.58	10.34%		41,764	0.86%		N/A		3.88%
Class A
12/31/14	$9.80	$0.27	$0.38	$0.65	$(0.32)	$(0.32)	$10.13	6.66%		$32,540	1.15%		1.06%		2.65%
12/31/13	10.31	0.24	(0.43)	(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A		2.40%
12/31/12	9.89	0.26	0.46	0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%		N/A		2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	(0.27)	9.89	6.23%		40,971	1.11%		N/A		2.68%
12/31/10	9.14	0.36	0.54	0.90	(0.48)	(0.48)	9.56	10.00%		54,043	1.11%		N/A		3.68%
Class R4
12/31/14[h]	$10.06	$0.21	$0.19	$0.40	$(0.34)	$(0.34)	$10.12	3.99%	[b]	$104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
12/31/14	$9.75	$0.25	$0.38	$0.63	$(0.33)	$(0.33)	$10.05	6.44%		$1,978	1.33%		1.24%		2.49%
12/31/13	10.26	0.21	(0.44)	(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A		2.11%
12/31/12	9.85	0.23	0.46	0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%		N/A		2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	(0.26)	9.85	5.80%		988	1.41%		N/A		2.37%
12/31/10	9.14	0.32	0.55	0.87	(0.46)	(0.46)	9.55	9.70%		963	1.41%		N/A		3.33%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	308%	352%	417%	669%	267%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$13.89	$0.17	$1.10	$1.27	$(0.30)	$(0.30)	$14.86	9.20%	[b]	$97,877	0.55%	[a]	1.56%	[a]
Class R5
12/31/14	$13.56	$0.29	$1.30	$1.59	$(0.28)	$(0.28)	$14.87	11.82%		$235,941	0.63%		2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	(0.24)	10.21	17.79%		245,589	0.59%		1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	(0.16)	8.87	1.37%		212,076	0.59%		1.79%
12/31/10	8.08	0.15	0.86	1.01	(0.17)	(0.17)	8.92	12.56%		186,639	0.60%		1.86%
Service Class
12/31/14	$13.57	$0.25	$1.33	$1.58	$(0.27)	$(0.27)	$14.88	11.72%		$16,147	0.73%		1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	(0.14)	13.57	34.24%		21,780	0.69%		1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	(0.22)	10.22	17.74%		18,431	0.69%		1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	(0.15)	8.87	1.25%		23,925	0.69%		1.69%
12/31/10	8.08	0.15	0.85	1.00	(0.16)	(0.16)	8.92	12.45%		33,138	0.70%		1.78%
Administrative Class
12/31/14	$13.63	$0.24	$1.32	$1.56	$(0.26)	$(0.26)	$14.93	11.52%		$9,579	0.84%		1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	(0.21)	10.25	17.53%		7,642	0.80%		1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	(0.12)	8.90	1.17%		9,809	0.80%		1.52%
12/31/10	8.08	0.13	0.86	0.99	(0.15)	(0.15)	8.92	12.35%		40,298	0.81%		1.63%
Class A
12/31/14	$13.55	$0.21	$1.31	$1.52	$(0.21)	$(0.21)	$14.86	11.27%		$23,963	1.10%		1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	(0.19)	10.20	17.23%		24,405	1.09%		1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	(0.11)	8.86	0.83%		24,863	1.09%		1.26%
12/31/10	8.06	0.11	0.85	0.96	(0.12)	(0.12)	8.90	11.96%		32,870	1.10%		1.34%
Class R4
12/31/14[h]	$13.86	$0.12	$1.10	$1.22	$(0.25)	$(0.25)	$14.83	8.85%	[b]	$109	1.00%	[a]	1.13%	[a]
Class R3
12/31/14	$13.61	$0.18	$1.31	$1.49	$(0.19)	$(0.19)	$14.91	11.02%		$194	1.28%		1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	(0.06)	13.61	33.35%		166	1.40%		0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	(0.15)	10.25	16.88%		131	1.40%		1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	(0.09)	8.90	0.63%		259	1.40%		0.98%
12/31/10	8.08	0.08	0.85	0.93	(0.07)	(0.07)	8.94	11.63%		255	1.41%		0.93%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	49%	44%	38%	36%	130%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$13.60	$0.23	$1.28	$1.51	$(0.24)	$(0.90)	$(1.14)	$13.97	11.45%		$408,068	0.65%		0.62%		1.65%
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%		1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%		2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%		2.00%
12/31/10[g]	9.82	0.03	0.63	0.66	-	-	-	10.48	6.72%	[b]	107	0.75%	[a]	0.65%	[a]	1.98%	[a]
Class R5
12/31/14	$13.64	$0.22	$1.27	$1.49	$(0.22)	$(0.90)	$(1.12)	$14.01	11.27%		$564,826	0.78%		0.74%		1.53%
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%		1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%		2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%		1.62%
12/31/10	9.35	0.13	1.14	1.27	(0.13)	-	(0.13)	10.49	13.91%		500,716	0.81%		0.80%		1.35%
Service Class
12/31/14	$13.60	$0.20	$1.28	$1.48	$(0.21)	$(0.90)	$(1.11)	$13.97	11.22%		$208,770	0.86%		0.83%		1.44%
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%		1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%		1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%		1.60%
12/31/10	9.33	0.12	1.14	1.26	(0.13)	-	(0.13)	10.46	13.81%		133,797	0.85%		0.84%		1.30%
Administrative Class
12/31/14	$13.65	$0.19	$1.29	$1.48	$(0.19)	$(0.90)	$(1.09)	$14.04	11.14%		$123,885	0.97%		0.94%		1.33%
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%		1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%		1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%		1.41%
12/31/10	9.31	0.11	1.14	1.25	(0.11)	-	(0.11)	10.45	13.71%		162,055	1.00%		0.99%		1.15%
Class A
12/31/14	$13.53	$0.15	$1.27	$1.42	$(0.15)	$(0.90)	$(1.05)	$13.90	10.78%		$215,519	1.23%		1.19%		1.08%
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%		1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%		1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%		1.19%
12/31/10	9.24	0.09	1.13	1.22	(0.10)	-	(0.10)	10.36	13.46%		293,195	1.25%		1.24%		0.91%
Class R4
12/31/14[h]	$13.74	$0.12	$1.10	$1.22	$(0.20)	$(0.90)	$(1.10)	$13.86	9.16%	[b]	$109	1.07%	[a]	N/A		1.11%	[a]
Class R3
12/31/14	$13.45	$0.12	$1.27	$1.39	$(0.13)	$(0.90)	$(1.03)	$13.81	10.63%		$977	1.41%		1.37%		0.88%
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%		0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%		1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%		0.89%
12/31/10	9.13	0.06	1.11	1.17	(0.05)	-	(0.05)	10.25	12.97%		2,051	1.55%		1.54%		0.60%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	19%	18%	22%	14%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$9.64	$0.15	$0.08	$0.23	$(0.29)	$(1.29)	$(1.58)	$8.29	3.05%	[b]	$148,996	0.64%	[a]	0.63%	[a]	2.09%	[a]
Class R5
12/31/14	$9.48	$0.28	$0.11	$0.39	$(0.28)	$(1.29)	$(1.57)	$8.30	4.73%		$172,533	0.75%		0.74%		2.92%
12/31/13	7.82	0.21	2.21	2.42	(0.25)	(0.51)	(0.76)	9.48	31.24%		337,852	0.77%		0.75%		2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%		336,198	0.77%		0.77%	[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	(0.08)	10.08	(4.15%	)	309,422	0.77%		N/A		1.00%
12/31/10	9.50	0.09	1.15	1.24	(0.14)	-	(0.14)	10.60	13.08%		377,131	0.77%		N/A		0.91%
Service Class
12/31/14	$9.49	$0.27	$0.11	$0.38	$(0.26)	$(1.29)	$(1.55)	$8.32	4.59%		$13,470	0.85%		0.83%		2.81%
12/31/13	7.83	0.20	2.21	2.41	(0.24)	(0.51)	(0.75)	9.49	31.11%		34,719	0.86%		0.84%		2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%		26,190	0.86%		0.86%	[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	(0.07)	10.07	(4.34%	)	65,751	0.86%		N/A		0.91%
12/31/10	9.50	0.08	1.15	1.23	(0.13)	-	(0.13)	10.60	12.98%		81,805	0.86%		N/A		0.82%
Administrative Class
12/31/14	$9.46	$0.24	$0.12	$0.36	$(0.26)	$(1.29)	$(1.55)	$8.27	4.42%		$25,165	0.96%		0.94%		2.48%
12/31/13	7.80	0.19	2.20	2.39	(0.22)	(0.51)	(0.73)	9.46	30.99%		29,046	1.01%		0.99%		2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%		41,924	1.01%		1.01%	[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	(0.05)	10.06	(4.37%	)	48,977	1.01%		N/A		0.77%
12/31/10	9.47	0.06	1.15	1.21	(0.11)	-	(0.11)	10.57	12.81%		78,893	1.01%		N/A		0.65%
Class A
12/31/14	$9.44	$0.21	$0.13	$0.34	$(0.23)	$(1.29)	$(1.52)	$8.26	4.22%		$50,363	1.21%		1.19%		2.24%
12/31/13	7.79	0.17	2.18	2.35	(0.19)	(0.51)	(0.70)	9.44	30.53%		65,907	1.26%		1.24%		1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%		69,701	1.26%		1.26%	[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	(0.01)	10.03	(4.70%	)	104,872	1.26%		N/A		0.51%
12/31/10	9.45	0.04	1.14	1.18	(0.09)	-	(0.09)	10.54	12.48%		155,189	1.26%		N/A		0.42%
Class R4
12/31/14[h]	$9.59	$0.12	$0.08	$0.20	$(0.26)	$(1.29)	$(1.55)	$8.24	2.71%	[b]	$103	1.09%	[a]	1.08%	[a]	1.68%	[a]
Class R3
12/31/14	$9.30	$0.19	$0.14	$0.33	$(0.22)	$(1.29)	$(1.51)	$8.12	4.10%		$94	1.40%		1.38%		2.06%
12/31/13	7.68	0.14	2.16	2.30	(0.17)	(0.51)	(0.68)	9.30	30.27%		114	1.56%		1.54%		1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%		117	1.56%		1.56%	[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	9.93	(4.89%	)	434	1.55%		N/A		0.22%
12/31/10	9.36	0.01	1.13	1.14	(0.06)	-	(0.06)	10.44	12.20%		735	1.56%		N/A		0.12%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	50%	34%	107%	10%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$16.99	$0.34	$1.94	$2.28	$(0.34)	$(0.39)	$(0.73)	$18.54	13.55%		$619,847	0.13%		0.11%		1.90%
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%		2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%		2.23%
12/31/11[i]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a]	1.80%	[a]
Class R5
12/31/14	$17.02	$0.32	$1.95	$2.27	$(0.32)	$(0.39)	$(0.71)	$18.58	13.46%		$1,003,654	0.23%		0.22%		1.79%
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%		1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%		2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
12/31/10	10.36	0.20	1.33	1.53	(0.19)	-	(0.19)	11.70	14.93%		693,596	0.21%		N/A		1.84%
Service Class
12/31/14	$17.05	$0.29	$1.94	$2.23	$(0.29)	$(0.39)	$(0.68)	$18.60	13.21%		$736,040	0.39%		0.38%		1.63%
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%		1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%		1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%
12/31/10	10.38	0.17	1.33	1.50	(0.17)	-	(0.17)	11.71	14.57%		470,762	0.43%		N/A		1.62%
Administrative Class
12/31/14	$16.86	$0.27	$1.93	$2.20	$(0.28)	$(0.39)	$(0.67)	$18.39	13.18%		$557,940	0.48%		0.47%		1.54%
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%		1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%		1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
12/31/10	10.27	0.17	1.31	1.48	(0.16)	-	(0.16)	11.59	14.56%		298,754	0.46%		N/A		1.58%
Class A
12/31/14[h]	$17.01	$0.19	$1.68	$1.87	$(0.26)	$(0.39)	$(0.65)	$18.23	11.10%	[b]	$3,314	0.72%	[a]	N/A		1.43%	[a]
Class R4
12/31/14	$16.74	$0.24	$1.90	$2.14	$(0.24)	$(0.39)	$(0.63)	$18.25	12.92%		$547,665	0.66%		0.63%		1.37%
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%		1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%		1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%		1.40%
12/31/10	10.22	0.15	1.30	1.45	(0.15)	-	(0.15)	11.52	14.29%		302,470	0.86%		0.66%		1.39%
Class R3
12/31/14	$16.58	$0.19	$1.90	$2.09	$(0.22)	$(0.39)	$(0.61)	$18.06	12.68%		$3,736	0.92%		0.89%		1.12%
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%		1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%		1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%		1.10%
12/31/10	10.13	0.11	1.29	1.40	(0.11)	-	(0.11)	11.42	13.94%		2,982	1.16%		0.96%		1.09%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	5%	10%	3%	2%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class Z shares were renamed Class I shares on September 30, 2011. Class I shares were renamed Class R5 shares on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$23.34	$0.46	$2.34	$2.80	$(0.47)	$(2.98)	$(3.45)	$22.69	12.54%		$222,925	0.74%		0.71%		1.94%
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%		0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%		1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%		1.01%
12/31/10[g]	16.92	0.02	0.70	0.72	-	-	-	17.64	4.26%	[b]	104	0.79%	[a]	0.69%	[a]	0.77%	[a]
Class R5
12/31/14	$23.38	$0.45	$2.33	$2.78	$(0.44)	$(2.98)	$(3.42)	$22.74	12.44%		$336,501	0.84%		0.82%		1.89%
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%		0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%		0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%		0.73%
12/31/10	14.59	0.10	3.05	3.15	(0.11)	-	(0.11)	17.63	21.81%		307,649	0.82%		0.80%		0.62%
Service Class
12/31/14	$23.16	$0.44	$2.29	$2.73	$(0.42)	$(2.98)	$(3.40)	$22.49	12.33%		$98,642	0.94%		0.92%		1.87%
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%		0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%		0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%		0.63%
12/31/10	14.47	0.08	3.04	3.12	(0.10)	-	(0.10)	17.49	21.73%		70,955	0.92%		0.90%		0.52%
Administrative Class
12/31/14	$23.00	$0.38	$2.30	$2.68	$(0.39)	$(2.98)	$(3.37)	$22.31	12.20%		$111,776	1.05%		1.03%		1.63%
12/31/13	18.62	0.06	6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%		0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%		0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%		0.46%
12/31/10	14.33	0.05	3.01	3.06	(0.07)	-	(0.07)	17.32	21.54%		91,044	1.07%		1.05%		0.36%
Class A
12/31/14	$22.46	$0.33	$2.21	$2.54	$(0.33)	$(2.98)	$(3.31)	$21.69	11.86%		$227,294	1.30%		1.28%		1.45%
12/31/13	18.23	0.00 [d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%		0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%		0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%		0.23%
12/31/10	14.06	0.02	2.96	2.98	(0.05)	-	(0.05)	16.99	21.29%		170,895	1.32%		1.30%		0.12%
Class R4
12/31/14[h]	$22.25	$0.10	$2.67	$2.77	$(0.39)	$(2.98)	$(3.37)	$21.65	13.01%	[b]	$113	1.17%	[a]	N/A		0.55%	[a]
Class R3
12/31/14	$21.80	$0.29	$2.13	$2.42	$(0.29)	$(2.98)	$(3.27)	$20.95	11.67%		$721	1.49%		1.47%		1.31%
12/31/13	17.80	(0.06)	6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%		(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%		(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%		(0.09%	)
12/31/10	13.73	(0.03)	2.90	2.87	-	-	-	16.60	20.90%		1,882	1.62%		1.60%		(0.19%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	35%	27%	30%	32%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$8.42	$0.07	$0.78	$0.85	$(0.09)	$(1.00)	$(1.09)	$8.18	10.42%	[b]	$86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
12/31/14	$8.35	$0.06	$0.86	$0.92	$(0.07)	$(1.00)	$(1.07)	$8.20	11.38%		$21,110	0.87%		0.80%		0.75%
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%		73,897	0.91%		0.83%		1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%		20,468	0.64%		N/A		0.31%
12/31/10	4.75	0.01	0.96	0.97	-	-	-	5.72	20.42%		21,169	0.65%		N/A		0.25%
Service Class
12/31/14	$8.25	$0.06	$0.83	$0.89	$(0.07)	$(1.00)	$(1.07)	$8.07	11.13%		$6,829	0.94%		0.90%		0.76%
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%		3,948	0.97%		0.94%		0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%		1,859	0.74%		N/A		0.21%
12/31/10	4.70	0.01	0.95	0.96	-	-	-	5.66	20.43%		1,633	0.75%		N/A		0.13%
Administrative Class
12/31/14	$8.13	$0.05	$0.81	$0.86	$(0.06)	$(1.00)	$(1.06)	$7.93	10.93%		$9,696	1.06%		1.01%		0.64%
12/31/13	6.45	0.04	2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%		10,370	1.12%		1.09%		0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%		6,929	0.89%		N/A		0.06%
12/31/10	4.65	0.00 [d]	0.93	0.93	-	-	-	5.58	20.00%		6,658	0.90%		N/A		0.01%
Class A
12/31/14	$7.89	$0.03	$0.80	$0.83	$(0.04)	$(1.00)	$(1.04)	$7.68	10.86%		$24,193	1.31%		1.26%		0.38%
12/31/13	6.28	0.02	1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%		16,843	1.37%		1.35%		0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%		15,768	1.14%		N/A		(0.19%	)
12/31/10	4.54	(0.01)	0.91	0.90	-	-	-	5.44	19.82%		19,690	1.15%		N/A		(0.24%	)
Class R4
12/31/14[h]	$7.95	$0.04	$0.73	$0.77	$(0.06)	$(1.00)	$(1.06)	$7.66	10.03%	[b]	$110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
12/31/14	$7.64	$0.02	$0.76	$0.78	$(0.04)	$(1.00)	$(1.04)	$7.38	10.51%		$3	1.49%		1.44%		0.24%
12/31/13	6.07	0.00 [d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%		248	1.68%		1.66%		(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%		337	1.44%		N/A		(0.50%	)
12/31/10	4.43	(0.03)	0.88	0.85	-	-	-	5.28	19.19%		336	1.45%		N/A		(0.55%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	59%	62%	109%	49%	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$16.75	$0.01	$1.73	$1.74	$-	$(1.25)	$(1.25)	$17.24	10.55%	[b]	$268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
12/31/14	$16.94	$(0.01)	$1.55	$1.54	$-	$(1.25)	$(1.25)	$17.23	9.25%		$560,395	0.76%		0.76%	[n]	(0.05%	)
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%		406,245	0.82%		0.76%		0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	-	(0.00)[d]	10.81	1.50%		270,651	0.84%		0.76%		0.17%
12/31/10	9.14	0.01	1.51	1.52	(0.01)	-	(0.01)	10.65	16.64%		163,662	0.84%		0.76%		0.08%
Service Class
12/31/14	$16.85	$(0.02)	$1.54	$1.52	$-	$(1.25)	$(1.25)	$17.12	9.18%		$158,076	0.85%		0.85%	[n]	(0.14%	)
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%		128,562	0.95%		0.82%		0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	-	10.77	1.51%		87,359	0.97%		0.82%		0.13%
12/31/10	9.12	0.00 [d]	1.50	1.50	(0.01)	-	(0.01)	10.61	16.45%		42,443	0.97%		0.82%		0.01%
Administrative Class
12/31/14	$16.71	$(0.04)	$1.52	$1.48	$-	$(1.25)	$(1.25)	$16.94	9.01%		$262,694	0.96%		0.96%	[n]	(0.26%	)
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%		319,306	1.07%		0.98%		0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	-	10.71	1.42%		243,741	1.09%		0.98%		(0.09%	)
12/31/10	9.08	(0.01)	1.50	1.49	-	-	-	10.57	16.30%		257,545	1.09%		0.98%		(0.15%	)
Class A
12/31/14	$16.27	$(0.08)	$1.48	$1.40	$-	$(1.25)	$(1.25)	$16.42	8.77%		$157,200	1.21%		1.20%		(0.50%	)
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%		140,294	1.32%		1.19%		(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	-	10.48	1.16%		75,919	1.34%		1.19%		(0.29%	)
12/31/10	8.93	(0.03)	1.46	1.43	-	-	-	10.36	16.01%		66,401	1.34%		1.19%		(0.36%	)
Class R4
12/31/14[h]	$16.08	$(0.06)	$1.67	$1.61	$-	$(1.25)	$(1.25)	$16.44	10.18%	[b]	$776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
12/31/14	$15.68	$(0.11)	$1.43	$1.32	$-	$(1.25)	$(1.25)	$15.75	8.52%		$900	1.39%		1.39%	[n]	(0.70%	)
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%		727	1.62%		1.51%		(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	-	10.18	0.69%		78	1.64%		1.51%		(0.72%	)
12/31/10	8.74	(0.06)	1.43	1.37	-	-	-	10.11	15.68%		344	1.64%		1.51%		(0.69%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	34%	33%	20%	38%	53%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$11.43	$0.01	$1.20	$1.21	$-	$(0.74)	$(0.74)	$11.90	10.75%		$312,757	0.75%		0.72%		0.10%
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%		0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%		0.86%
12/31/11[i]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a]	(0.33%	)[a]
Class R5
12/31/14	$11.39	$0.00 [d]	$1.20	$1.20	$-	$(0.74)	$(0.74)	$11.85	10.70%		$272,981	0.87%		0.83%		0.04%
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%		(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%		0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	-	7.40	4.82%		233,080	0.87%		0.86%		(0.18%	)
12/31/10	5.87	(0.00)[d]	1.19	1.19	-	-	-	7.06	20.27%		210,972	0.87%		N/A		(0.06%	)
Service Class
12/31/14	$11.22	$(0.01)	$1.17	$1.16	$-	$(0.74)	$(0.74)	$11.64	10.51%		$158,891	0.96%		0.93%		(0.08%	)
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%		(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%		0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	-	7.31	4.73%		29,740	0.97%		0.96%		(0.29%	)
12/31/10	5.81	(0.01)	1.18	1.17	-	-	-	6.98	20.14%		22,037	0.97%		N/A		(0.19%	)
Administrative Class
12/31/14	$10.98	$(0.02)	$1.15	$1.13	$-	$(0.74)	$(0.74)	$11.37	10.46%		$146,975	1.07%		1.04%		(0.19%	)
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%		(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%		(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
12/31/10	5.73	(0.02)	1.16	1.14	-	-	-	6.87	19.90%		54,658	1.12%		N/A		(0.35%	)
Class A
12/31/14	$10.56	$(0.05)	$1.11	$1.06	$-	$(0.74)	$(0.74)	$10.88	10.21%		$178,641	1.33%		1.29%		(0.44%	)
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%		(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%		(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	-	6.97	4.34%		51,191	1.37%		1.36%		(0.68%	)
12/31/10	5.58	(0.03)	1.13	1.10	-	-	-	6.68	19.50%		53,610	1.37%		N/A		(0.60%	)
Class R4
12/31/14[h]	$10.57	$(0.03)	$1.08	$1.05	$-	$(0.74)	$(0.74)	$10.88	10.11%	[b]	$110	1.18%	[a]	N/A		(0.40%	)[a]
Class R3
12/31/14	$10.09	$(0.07)	$1.06	$0.99	$-	$(0.74)	$(0.74)	$10.34	9.99%		$127	1.45%		1.44%		(0.65%	)
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%		(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%		(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	-	6.73	4.02%		21	1.67%		1.66%		(0.99%	)
12/31/10	5.43	(0.05)	1.09	1.04	-	-	-	6.47	19.37%		28	1.67%		N/A		(0.95%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	25%	29%	19%	21%	40%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$14.68	$0.21	$0.77	$0.98	$(0.18)	$(0.23)	$(0.41)	$15.25	6.75%		$132,365	0.80%		0.79%		1.37%
12/31/13	11.09	0.18	3.59	3.77	(0.18)	-	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	-	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
12/31/11[i]	9.88	0.02	(0.11)	(0.09)	(0.11)	-	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a]	3.28%	[a]
Class R5
12/31/14	$14.71	$0.12	$0.85	$0.97	$(0.13)	$(0.23)	$(0.36)	$15.32	6.59%		$18,333	0.88%		0.88%	[k]	0.79%
12/31/13	11.12	0.16	3.60	3.76	(0.17)	-	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	-	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	-	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
12/31/10	8.28	0.12	1.82	1.94	(0.13)	-	(0.13)	10.09	23.43%		91,957	0.82%		N/A		1.36%
Service Class
12/31/14	$14.71	$0.15	$0.81	$0.96	$(0.15)	$(0.23)	$(0.38)	$15.29	6.57%		$5,022	0.99%		0.99%	[k]	0.96%
12/31/13	11.12	0.15	3.60	3.75	(0.16)	-	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	-	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	-	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%
12/31/10	8.30	0.12	1.82	1.94	(0.12)	-	(0.12)	10.12	23.42%		1,061	0.92%		N/A		1.31%
Administrative Class
12/31/14	$14.81	$0.10	$0.84	$0.94	$(0.12)	$(0.23)	$(0.35)	$15.40	6.39%		$1,147	1.10%		1.10%	[k]	0.69%
12/31/13	11.19	0.13	3.62	3.75	(0.13)	-	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	-	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
12/31/10	8.29	0.10	1.81	1.91	(0.10)	-	(0.10)	10.10	23.10%		42,178	1.07%		N/A		1.09%
Class A
12/31/14	$14.69	$0.09	$0.81	$0.90	$(0.09)	$(0.23)	$(0.32)	$15.27	6.18%		$5,759	1.35%		1.35%	[k]	0.58%
12/31/13	11.11	0.10	3.58	3.68	(0.10)	-	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	-	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	-	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
12/31/10	8.27	0.07	1.81	1.88	(0.07)	-	(0.07)	10.08	22.77%		5,748	1.32%		N/A		0.82%
Class R4
12/31/14[h]	$15.01	$0.09	$0.50	$0.59	$(0.13)	$(0.23)	$(0.36)	$15.24	3.98%	[b]	$104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
12/31/14	$14.64	$0.06	$0.81	$0.87	$(0.07)	$(0.23)	$(0.30)	$15.21	5.99%		$106	1.53%		1.53%	[k]	0.42%
12/31/13	11.07	0.06	3.57	3.63	(0.06)	-	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	-	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	-	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%
12/31/10	8.27	0.05	1.81	1.86	(0.06)	-	(0.06)	10.07	22.49%		64	1.62%		N/A		0.58%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	112%	109%	85%	82%	143%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$15.09	$0.09	$0.69	$0.78	$(0.11)	$(0.11)	$15.76	5.19%	[b]	$60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
12/31/14	$14.93	$0.11	$0.82	$0.93	$(0.09)	$(0.09)	$15.77	6.27%		$97,987	0.90%		0.88%		0.73%
12/31/13	10.71	0.06	4.23	4.29	(0.07)	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	(0.09)	10.71	19.40%		115,775	0.85%		N/A		0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	(0.03)	9.05	(3.91%	)	92,162	0.86%		N/A		0.36%
12/31/10	7.41	0.06	2.04	2.10	(0.06)	(0.06)	9.45	28.36%		67,913	0.87%		N/A		0.73%
Service Class
12/31/14	$14.93	$0.10	$0.83	$0.93	$(0.04)	$(0.04)	$15.82	6.21%		$1,472	1.00%		0.98%		0.66%
12/31/13	10.71	0.05	4.22	4.27	(0.05)	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	(0.08)	10.71	19.15%		3,186	0.95%		N/A		0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	(0.02)	9.06	(3.93%	)	3,055	0.96%		N/A		0.22%
12/31/10	7.40	0.04	2.06	2.10	(0.05)	(0.05)	9.45	28.35%		4,734	0.97%		N/A		0.49%
Administrative Class
12/31/14	$14.90	$0.08	$0.82	$0.90	$(0.06)	$(0.06)	$15.74	6.05%		$3,790	1.12%		1.10%		0.52%
12/31/13	10.69	0.03	4.22	4.25	(0.04)	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	(0.07)	10.69	19.03%		2,551	1.10%		N/A		0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	9.04	(4.34%	)	2,152	1.11%		N/A		0.04%
12/31/10	7.40	0.03	2.06	2.09	(0.04)	(0.04)	9.45	28.19%		21,552	1.12%		N/A		0.36%
Class A
12/31/14	$14.87	$0.04	$0.82	$0.86	$(0.02)	$(0.02)	$15.71	5.82%		$6,467	1.37%		1.35%		0.26%
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	(0.00)	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	(0.04)	10.68	18.75%		5,179	1.35%		N/A		0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	9.03	(4.34%	)	4,694	1.36%		N/A		(0.18%	)
12/31/10	7.40	0.01	2.04	2.05	(0.01)	(0.01)	9.44	27.77%		7,837	1.37%		N/A		0.14%
Class R4
12/31/14[h]	$15.02	$0.04	$0.69	$0.73	$(0.06)	$(0.06)	$15.69	4.85%	[b]	$105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
12/31/14[h]	$15.02	$0.01	$0.69	$0.70	$(0.03)	$(0.03)	$15.69	4.66%	[b]	$105	1.53%	[a]	1.50%	[a]	0.10%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	22%	28%	32%	25%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$16.37	$0.08	$0.47	$0.55	$(0.15)	$(2.39)	$(2.54)	$14.38	4.10%		$132,465	0.91%		0.89%		0.50%
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%		0.68%
12/31/10[g]	12.74	0.02	1.07	1.09	(0.11)	-	(0.11)	13.72	8.59%	[b]	108	0.95%	[a]	0.87%	[a]	1.03%	[a]
Class R5
12/31/14	$16.41	$0.06	$0.47	$0.53	$(0.12)	$(2.39)	$(2.51)	$14.43	4.01%		$207,540	1.03%		1.01%		0.38%
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%		0.22%
12/31/10	11.23	0.06	2.55	2.61	(0.10)	-	(0.10)	13.74	23.25%		307,184	1.06%		1.05%		0.48%
Service Class
12/31/14	$16.36	$0.05	$0.47	$0.52	$(0.11)	$(2.39)	$(2.50)	$14.38	3.92%		$37,270	1.12%		1.09%		0.30%
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%		0.18%
12/31/10	11.19	0.05	2.55	2.60	(0.09)	-	(0.09)	13.70	23.23%		67,430	1.10%		1.09%		0.42%
Administrative Class
12/31/14	$16.21	$0.03	$0.46	$0.49	$(0.09)	$(2.39)	$(2.48)	$14.22	3.74%		$24,796	1.23%		1.21%		0.16%
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%		0.02%
12/31/10	11.11	0.03	2.53	2.56	(0.07)	-	(0.07)	13.60	23.08%		52,437	1.25%		1.24%		0.27%
Class A
12/31/14	$15.92	$(0.01)	$0.45	$0.44	$(0.04)	$(2.39)	$(2.43)	$13.93	3.51%		$43,390	1.48%		1.46%		(0.08%	)
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%		(0.21%	)
12/31/10	10.97	0.00 [d]	2.49	2.49	(0.05)	-	(0.05)	13.41	22.68%		119,084	1.50%		1.49%		0.04%
Class R4
12/31/14[h]	$16.27	$(0.01)	$0.11	$0.10	$(0.10)	$(2.39)	$(2.49)	$13.88	1.34%	[b]	$101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
12/31/14	$15.37	$(0.04)	$0.44	$0.40	$(0.02)	$(2.39)	$(2.41)	$13.36	3.34%		$80	1.67%		1.65%		(0.27%	)
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%		(0.51%	)
12/31/10	10.67	(0.04)	2.43	2.39	(0.01)	-	(0.01)	13.05	22.38%		817	1.80%		1.79%		(0.34%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	38%	44%	34%	32%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$12.47	$0.17	$1.00	$1.17	$(0.15)	$(0.38)	$(0.53)	$13.11	9.55%		$144,235	0.20%		0.19%		1.35%
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%	[b]	87,245	0.29%	[a]	0.19%	[a]	1.85%	[a]
Class R5
12/31/14	$12.46	$0.15	$0.99	$1.14	$(0.13)	$(0.38)	$(0.51)	$13.09	9.38%		$5,628	0.30%		0.29%		1.20%
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%	[b]	112	0.39%	[a]	0.29%	[a]	1.74%	[a]
Service Class
12/31/14	$12.43	$0.15	$0.98	$1.13	$(0.13)	$(0.38)	$(0.51)	$13.05	9.31%		$12,480	0.45%		0.44%		1.16%
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%	[b]	225	0.54%	[a]	0.44%	[a]	1.79%	[a]
Administrative Class
12/31/14	$12.43	$0.13	$0.98	$1.11	$(0.11)	$(0.38)	$(0.49)	$13.05	9.15%		$42,628	0.55%		0.54%		1.02%
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%	[b]	836	0.64%	[a]	0.54%	[a]	2.01%	[a]
Class A
12/31/14	$12.43	$0.10	$0.97	$1.07	$(0.08)	$(0.38)	$(0.46)	$13.04	8.83%		$28,715	0.81%		0.80%		0.76%
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%	[b]	112	0.94%	[a]	0.84%	[a]	1.19%	[a]
Class R4
12/31/14[h]	$12.77	$0.09	$0.66	$0.75	$(0.10)	$(0.38)	$(0.48)	$13.04	6.04%	[b]	$132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
12/31/14[h]	$12.77	$0.06	$0.66	$0.72	$(0.07)	$(0.38)	$(0.45)	$13.04	5.84%	[b]	$142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

	Year ended December 31
	2014	2013	2012
Portfolio turnover rate	12%	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$13.20	$0.17	$0.40	$0.57	$(0.16)	$(1.37)	$(1.53)	$12.24	4.94%		$97,737	0.27%		0.20%		1.33%
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class R5
12/31/14	$13.19	$0.15	$0.40	$0.55	$(0.13)	$(1.37)	$(1.50)	$12.24	4.80%		$4,343	0.38%		0.30%		1.16%
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Service Class
12/31/14	$13.16	$0.15	$0.37	$0.52	$(0.14)	$(1.37)	$(1.51)	$12.17	4.55%		$6,499	0.52%		0.45%		1.14%
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]
Administrative Class
12/31/14	$13.18	$0.13	$0.39	$0.52	$(0.13)	$(1.37)	$(1.50)	$12.20	4.52%		$25,705	0.62%		0.55%		1.02%
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class A
12/31/14	$13.15	$0.10	$0.38	$0.48	$(0.10)	$(1.37)	$(1.47)	$12.16	4.24%		$15,338	0.88%		0.81%		0.76%
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]
Class R4
12/31/14[h]	$13.27	$0.08	$0.30	$0.38	$(0.12)	$(1.37)	$(1.49)	$12.16	3.42%	[b]	$151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
12/31/14[h]	$13.27	$0.06	$0.29	$0.35	$(0.09)	$(1.37)	$(1.46)	$12.16	3.20%	[b]	$138	1.01%	[a]	0.95%	[a]	0.61%	[a]

	Year ended December 31
	2014	2013	2012
Portfolio turnover rate	33%	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$18.42	$(0.02)	$2.33	$2.31	$-	$(2.08)	$(2.08)	$18.65	13.00%		$441,065	0.77%		0.74%		(0.11%	)
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%		(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%		0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%		(0.20%	)
12/31/10[g]	14.67	(0.00)[d]	1.09	1.09	-	-	-	15.76	7.43%	[b]	108	0.85%	[a]	0.75%	[a]	(0.02%	)[a]
Class R5
12/31/14	$18.36	$(0.04)	$2.32	$2.28	$-	$(2.08)	$(2.08)	$18.56	12.88%		$668,005	0.87%		0.85%		(0.22%	)
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%		(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%		(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%		(0.38%	)
12/31/10	12.31	(0.04)	3.49	3.45	-	-	-	15.76	28.03%		536,407	0.88%		0.86%		(0.26%	)
Service Class
12/31/14	$18.10	$(0.06)	$2.29	$2.23	$-	$(2.08)	$(2.08)	$18.25	12.79%		$243,292	0.97%		0.95%		(0.31%	)
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%		(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%		(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%		(0.47%	)
12/31/10	12.22	(0.05)	3.46	3.41	-	-	-	15.63	27.91%		207,536	0.97%		0.95%		(0.36%	)
Administrative Class
12/31/14	$17.61	$(0.08)	$2.23	$2.15	$-	$(2.08)	$(2.08)	$17.68	$12.70%		$364,385	1.09%		1.06%		(0.43%	)
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%		(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%		(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%		(0.63%	)
12/31/10	12.03	(0.07)	3.41	3.34	-	-	-	15.37	27.76%		450,117	1.12%		1.10%		(0.51%	)
Class A
12/31/14	$16.84	$(0.12)	$2.12	$2.00	$-	$(2.08)	$(2.08)	$16.76	12.38%		$322,121	1.34%		1.31%		(0.68%	)
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%		(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%		(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%		(0.87%	)
12/31/10	11.74	(0.10)	3.32	3.22	-	-	-	14.96	27.43%		381,775	1.37%		1.35%		(0.77%	)
Class R4
12/31/14[h]	$17.37	$(0.07)	$1.56	$1.49	$-	$(2.08)	$(2.08)	$16.78	9.07%	[b]	$2,860	1.20%	[a]	N/A		(0.50%	)[a]
Class R3
12/31/14	$16.05	$(0.14)	$2.01	$1.87	$-	$(2.08)	$(2.08)	$15.84	12.18%		$2,445	1.51%		1.49%		(0.86%	)
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%		(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%		(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%		(1.18%	)
12/31/10	11.46	(0.13)	3.23	3.10	-	-	-	14.56	27.05%		2,446	1.67%		1.65%		(1.07%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	33%	32%	36%	38%	52%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$19.02	$(0.03)	$1.03	$1.00	$(3.65)	$(3.65)	$16.37	6.16%		$523,725	0.85%		0.84%		(0.19%	)
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	(3.24)	19.02	47.86%		237,249	0.92%		0.85%		(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	(0.90)	15.16	13.53%		136,266	0.92%		0.86%		(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%		(0.36%	)
12/31/10[g]	16.06	0.00 [d]	1.34	1.34	(0.14)	(0.14)	17.26	8.38%	[b]	108	0.94%	[a]	0.89%	[a]	0.11%	[a]
Class R5
12/31/14	$18.94	$(0.06)	$1.05	$0.99	$(3.65)	$(3.65)	$16.28	6.14%		$212,669	0.97%		0.94%		(0.30%	)
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	(3.24)	18.94	47.71%		574,359	1.02%		0.95%		(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	(0.90)	15.12	13.41%		455,747	1.02%		0.96%		(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%		(0.53%	)
12/31/10	14.13	(0.07)	3.33	3.26	(0.14)	(0.14)	17.25	23.11%		575,724	0.98%		0.98%	[k]	(0.45%	)
Service Class
12/31/14	$18.43	$(0.07)	$1.00	$0.93	$(3.65)	$(3.65)	$15.71	5.98%		$39,757	1.08%		1.05%		(0.41%	)
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	(3.24)	18.43	47.46%		77,163	1.16%		1.09%		(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	(0.90)	14.80	13.31%		58,290	1.16%		1.10%		(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%		(0.68%	)
12/31/10	13.94	(0.09)	3.29	3.20	(0.14)	(0.14)	17.00	23.00%		82,815	1.12%		1.12%	[k]	(0.64%	)
Administrative Class
12/31/14	$17.87	$(0.09)	$0.97	$0.88	$(3.65)	$(3.65)	$15.10	5.88%		$30,069	1.18%		1.16%		(0.52%	)
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	(3.24)	17.87	47.25%		42,628	1.31%		1.24%		(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	(0.90)	14.44	13.08%		50,085	1.31%		1.25%		(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%		(0.83%	)
12/31/10	13.73	(0.11)	3.23	3.12	(0.14)	(0.14)	16.71	22.77%		61,655	1.27%		1.27%	[k]	(0.78%	)
Class A
12/31/14	$16.96	$(0.13)	$0.91	$0.78	$(3.65)	$(3.65)	$14.09	5.60%		$56,296	1.43%		1.41%		(0.77%	)
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	(3.24)	16.96	46.94%		71,667	1.56%		1.49%		(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	(0.90)	13.85	12.80%		60,764	1.56%		1.50%		(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%		(1.12%	)
12/31/10	13.38	(0.15)	3.14	2.99	(0.14)	(0.14)	16.23	22.39%		91,525	1.52%		1.52%	[k]	(1.02%	)
Class R4
12/31/14[h]	$17.12	$(0.08)	$0.71	$0.63	$(3.65)	$(3.65)	$14.10	4.67%	[b]	$105	1.29%	[a]	N/A		(0.62%	)[a]
Class R3
12/31/14	$16.04	$(0.16)	$0.86	$0.70	$(3.65)	$(3.65)	$13.09	5.35%		$104	1.66%		1.63%		(1.02%	)
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	(3.24)	16.04	46.43%		571	1.86%		1.79%		(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	(0.90)	13.27	12.49%		479	1.86%		1.80%		(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%		(1.37%	)
12/31/10	13.04	(0.18)	3.05	2.87	(0.14)	(0.14)	15.77	22.05%		466	1.82%		1.82%	[k]	(1.33%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	76%	97%	104%	88%	99%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.71	$(0.02)	$0.48	$0.46	$(1.07)	$(1.07)	$12.10	3.95%	[b]	$17,188	1.04%	[a]	0.90%	[a]	(0.21%	)[a]
Class R5
12/31/14	$12.56	$(0.05)	$0.65	$0.60	$(1.07)	$(1.07)	$12.09	5.11%		$24,009	1.13%		1.04%		(0.42%	)
12/31/13	11.09	(0.06)	3.72	3.66	(2.19)	(2.19)	12.56	33.92%		45,044	1.17%		N/A		(0.50%	)
12/31/12	9.82	(0.02)	1.29	1.27	-	-	11.09	12.93%		41,706	1.13%		N/A		(0.21%	)
12/31/11	10.01	(0.07)	(0.12)	(0.19)	-	-	9.82	(1.90%	)	39,408	1.14%		N/A		(0.74%	)
12/31/10	7.49	(0.05)	2.57	2.52	-	-	10.01	33.64%		30,487	1.13%		N/A		(0.60%	)
Service Class
12/31/14	$12.47	$(0.06)	$0.65	$0.59	$(1.07)	$(1.07)	$11.99	5.15%		$3,503	1.22%		1.11%		(0.47%	)
12/31/13	11.03	(0.07)	3.70	3.63	(2.19)	(2.19)	12.47	33.80%		2,965	1.22%		N/A		(0.55%	)
12/31/12	9.78	(0.04)	1.29	1.25	-	-	11.03	12.78%		2,167	1.17%		N/A		(0.33%	)
12/31/11	9.96	(0.08)	(0.10)	(0.18)	-	-	9.78	(1.81%	)	2,314	1.17%		N/A		(0.80%	)
12/31/10	7.46	(0.06)	2.56	2.50	-	-	9.96	33.51%		2,659	1.17%		N/A		(0.73%	)
Administrative Class
12/31/14	$12.20	$(0.07)	$0.63	$0.56	$(1.07)	$(1.07)	$11.69	4.93%		$4,826	1.33%		1.23%		(0.59%	)
12/31/13	10.84	(0.09)	3.64	3.55	(2.19)	(2.19)	12.20	33.66%		5,419	1.37%		N/A		(0.70%	)
12/31/12	9.62	(0.04)	1.26	1.22	-	-	10.84	12.56%		6,125	1.32%		N/A		(0.40%	)
12/31/11	9.83	(0.10)	(0.11)	(0.21)	-	-	9.62	(2.03%	)	5,018	1.32%		N/A		(0.99%	)
12/31/10	7.38	(0.06)	2.51	2.45	-	-	9.83	33.20%		17,323	1.32%		N/A		(0.78%	)
Class A
12/31/14	$11.74	$(0.10)	$0.61	$0.51	$(1.07)	$(1.07)	$11.18	4.70%		$8,747	1.58%		1.48%		(0.84%	)
12/31/13	10.53	(0.12)	3.52	3.40	(2.19)	(2.19)	11.74	33.23%		9,589	1.62%		N/A		(0.94%	)
12/31/12	9.37	(0.09)	1.25	1.16	-	-	10.53	12.38%		8,494	1.57%		N/A		(0.87%	)
12/31/11	9.58	(0.12)	(0.09)	(0.21)	-	-	9.37	(2.19%	)	9,153	1.57%		N/A		(1.20%	)
12/31/10	7.21	(0.08)	2.45	2.37	-	-	9.58	32.87%		13,123	1.57%		N/A		(1.08%	)
Class R4
12/31/14[h]	$11.88	$(0.06)	$0.44	$0.38	$(1.07)	$(1.07)	$11.19	3.64%	[b]	$104	1.49%	[a]	1.35%	[a]	(0.66%	)[a]
Class R3
12/31/14[h]	$11.88	$(0.08)	$0.44	$0.36	$(1.07)	$(1.07)	$11.17	3.38%	[b]	$103	1.74%	[a]	1.60%	[a]	(0.91%	)[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	84%	161%	105%	94%	98%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$7.55	$0.12	$(0.74)	$(0.62)	$(0.26)	$-	$(0.26)	$6.67	(8.12%	)[b]	$60,663	0.96%	[a]	0.90%	[a]	2.14%	[a]
Class R5
12/31/14	$7.72	$0.30	$(1.09)	$(0.79)	$(0.25)	$-	$(0.25)	$6.68	(10.10%	)	$110,644	1.06%		1.00%		4.06%
12/31/13	6.49	0.15	1.26	1.41	(0.18)	(0.00)[d]	(0.18)	7.72	21.84%		162,746	1.06%		0.99%		2.14%
12/31/12	5.70	0.17	0.81	0.98	(0.19)	-	(0.19)	6.49	17.29%		151,060	1.07%		0.99%		2.86%
12/31/11	7.08	0.15	(1.35)	(1.20)	(0.18)	-	(0.18)	5.70	(16.84%	)	121,002	1.09%		0.99%		2.24%
12/31/10	6.94	0.10	0.27	0.37	(0.23)	-	(0.23)	7.08	5.39%		102,970	1.11%		0.99%		1.57%
Service Class
12/31/14	$7.91	$0.22	$(1.04)	$(0.82)	$(0.25)	$-	$(0.25)	$6.84	(10.30%	)	$146	1.16%		1.10%		2.89%
12/31/13	6.65	0.14	1.29	1.43	(0.17)	(0.00)[d]	(0.17)	7.91	21.66%		97	1.16%		1.09%		1.92%
12/31/12	5.84	0.17	0.83	1.00	(0.19)	-	(0.19)	6.65	17.12%		74	1.17%		1.09%		2.75%
12/31/11	7.06	0.19	(1.40)	(1.21)	(0.01)	-	(0.01)	5.84	(17.11%	)	55	1.19%		1.09%		2.69%
12/31/10	6.93	0.10	0.25	0.35	(0.22)	-	(0.22)	7.06	5.15%		7,467	1.21%		1.09%		1.46%
Administrative Class
12/31/14	$8.02	$0.10	$(0.94)	$(0.84)	$(0.25)	$-	$(0.25)	$6.93	(10.43%	)	$89	1.26%		1.20%		1.29%
12/31/13	6.74	0.13	1.31	1.44	(0.16)	(0.00)[d]	(0.16)	8.02	21.50%		12	1.31%		1.17%		1.82%
12/31/12	5.79	0.20	0.75	0.95	-	-	-	6.74	16.61%		18	1.32%		1.17%		3.36%
12/31/11	7.06	0.21	(1.41)	(1.20)	(0.07)	-	(0.07)	5.79	(17.06%	)	2,113	1.34%		1.17%		2.91%
12/31/10	6.93	0.09	0.26	0.35	(0.22)	-	(0.22)	7.06	5.06%		33,000	1.36%		1.17%		1.38%
Class A
12/31/14	$7.71	$0.28	$(1.10)	$(0.82)	$(0.21)	$-	$(0.21)	$6.68	(10.60%	)	$406	1.51%		1.44%		3.78%
12/31/13	6.48	0.12	1.25	1.37	(0.14)	(0.00)[d]	(0.14)	7.71	21.28%		764	1.56%		1.42%		1.64%
12/31/12	5.69	0.15	0.80	0.95	(0.16)	-	(0.16)	6.48	16.80%		700	1.57%		1.42%		2.53%
12/31/11	7.05	0.13	(1.34)	(1.21)	(0.15)	-	(0.15)	5.69	(17.13%	)	873	1.59%		1.42%		1.99%
12/31/10	6.91	0.08	0.25	0.33	(0.19)	-	(0.19)	7.05	4.90%		1,296	1.61%		1.42%		1.17%
Class R4
12/31/14[h]	$7.53	$0.10	$(0.73)	$(0.63)	$(0.24)	$-	$(0.24)	$6.66	(8.35%	)[b]	$92	1.41%	[a]	1.35%	[a]	1.76%	[a]
Class R3
12/31/14[h]	$7.53	$0.08	$(0.73)	$(0.65)	$(0.22)	$-	$(0.22)	$6.66	(8.54%	)[b]	$91	1.66%	[a]	1.60%	[a]	1.51%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	68%	56%	58%	140%	65%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$13.51	$0.46	$(1.23)	$(0.77)	$(0.40)	$(0.14)	$(0.54)	$12.20	(5.64%	)	$213,384	0.26%		0.25%		3.38%
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class R5
12/31/14	$13.50	$0.59	$(1.37)	$(0.78)	$(0.37)	$(0.14)	$(0.51)	$12.21	(5.68%	)	$4,052	0.36%		0.34%		4.35%
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Service Class
12/31/14	$13.49	$0.35	$(1.15)	$(0.80)	$(0.38)	$(0.14)	$(0.52)	$12.17	(5.88%	)	$5,988	0.50%		0.50%	[k]	2.61%
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]
Administrative Class
12/31/14	$13.49	$0.32	$(1.13)	$(0.81)	$(0.37)	$(0.14)	$(0.51)	$12.17	(5.90%	)	$22,634	0.60%		0.60%	[k]	2.43%
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class A
12/31/14	$13.47	$0.34	$(1.18)	$(0.84)	$(0.33)	$(0.14)	$(0.47)	$12.16	(6.20%	)	$7,253	0.86%		0.86%	[k]	2.56%
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]
Class R4
12/31/14[h]	$13.53	$0.22	$(1.11)	$(0.89)	$(0.35)	$(0.14)	$(0.49)	$12.15	(6.48%	)[b]	$141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
12/31/14[h]	$13.53	$0.21	$(1.12)	$(0.91)	$(0.32)	$(0.14)	$(0.46)	$12.16	(6.73%	)[b]	$97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

	Year ended December 31
	2014	2013	2012
Portfolio turnover rate	28%	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$9.05	$0.20	$(0.75)	$(0.55)	$(0.21)	$(0.21)	$8.29	(6.25%	)	$305,063	0.97%		0.90%		2.22%
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%		1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%		2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%		1.03%
12/31/10[g]	7.13	(0.00)[d]	0.21	0.21	-	-	7.34	2.95%	[b]	103	1.20%	[a]	0.95%	[a]	(0.04%	)[a]
Class R5
12/31/14	$9.06	$0.19	$(0.76)	$(0.57)	$(0.18)	$(0.18)	$8.31	(6.40%	)	$164,096	1.13%		1.05%		2.18%
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%		1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%		1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%		1.90%
12/31/10	6.72	0.08	0.64	0.72	(0.10)	(0.10)	7.34	10.97%		276,053	1.19%		1.16%		1.15%
Service Class
12/31/14	$9.01	$0.17	$(0.75)	$(0.58)	$(0.17)	$(0.17)	$8.26	(6.52%	)	$76,131	1.21%		1.13%		1.95%
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%		1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%		1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%		1.60%
12/31/10	6.69	0.07	0.65	0.72	(0.10)	(0.10)	7.31	10.97%		83,409	1.24%		1.21%		1.10%
Administrative Class
12/31/14	$9.09	$0.17	$(0.76)	$(0.59)	$(0.18)	$(0.18)	$8.32	(6.59%	)	$29,655	1.29%		1.22%		1.90%
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%		1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%		1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%		1.97%
12/31/10	6.66	0.07	0.64	0.71	(0.09)	(0.09)	7.28	10.95%		149,245	1.38%		1.26%		1.04%
Class A
12/31/14	$8.89	$0.15	$(0.75)	$(0.60)	$(0.15)	$(0.15)	$8.14	(6.80%	)	$60,890	1.55%		1.47%		1.72%
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%		1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%		1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%		1.33%
12/31/10	6.61	0.05	0.65	0.70	(0.08)	(0.08)	7.23	10.75%		59,596	1.63%		1.51%		0.81%
Class R4
12/31/14[h]	$8.80	$0.11	$(0.61)	$(0.50)	$(0.21)	$(0.21)	$8.09	(5.81%	)[b]	$94	1.37%	[a]	N/A		1.63%	[a]
Class R3
12/31/14	$8.76	$0.17	$(0.78)	$(0.61)	$-	$-	$8.15	(6.96%	)	$182	1.82%		1.69%		2.02%
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%		0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%		1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%		0.98%
12/31/10	6.48	0.02	0.65	0.67	-	-	7.15	10.34%		238	1.92%		1.81%		0.37%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	42%	35%	39%	55%	40%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 21 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (formerly known as MassMutual Select PIMCO Total Return Fund) (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Focused Value Fund (“Focused Value Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Effective March 21, 2014, Class L shares of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund merged into Class Y shares (now known as Administrative Class shares). Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, and Class N shares were renamed Class R3 shares, for each Fund, other than the Total Return Bond Fund, S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the Total Return Bond Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, Class Y shares were renamed Administrative Class shares, Class A shares were renamed Class R4 shares, and Class N shares were renamed Class R3 shares for the S&P 500 Index Fund. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class I shares were renamed Class R5 shares, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally

Notes to Financial Statements (Continued)

accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Notes to Financial Statements (Continued)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Total Return Bond Fund characterized all investments at Level 2, as of December 31, 2014. The Diversified Value Fund, Fundamental Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Company Value Fund, and Small Company Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2014. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2014, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Strategic Bond Fund
Asset Investments
Preferred Stock	$160,809	$-	$-	$160,809
Bank Loans	-	5,439,859	-	5,439,859
Corporate Debt	-	63,984,734	-	63,984,734
Municipal Obligations	-	359,170	-	359,170
Non-U.S. Government Agency Obligations	-	33,394,900	-	33,394,900
Sovereign Debt Obligations	-	12,375,075	-	12,375,075
U.S. Government Agency Obligations and Instrumentalities	-	57,989,078	-	57,989,078
U.S. Treasury Obligations	-	24,371,471	-	24,371,471
Purchased Options	61,000	194	-	61,194
Short-Term Investments	-	45,320,187	-	45,320,187

Total Investments	$221,809	$243,234,668	$-	$243,456,477

Asset Derivatives
Forward Contracts	$-	$170,133	$-	$170,133
Futures Contracts	213,040	-	-	213,040

Total	$213,040	$170,133	$-	$383,173

Liability Derivatives
Forward Contracts	$-	$(55,013)	$-	$(55,013)
Futures Contracts	(303,139)	-	-	(303,139)
Written Options	(10,675)	-	-	(10,675)

Total	$(313,814)	$(55,013)	$-	$(368,827)

Fundamental Value Fund
Asset Investments
Common Stock	$1,491,276,541	$19,003,189 *	$-	$1,510,279,730
Short-Term Investments	-	3,842,212	-	3,842,212

Total Investments	$1,491,276,541	$22,845,401	$-	$1,514,121,942

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Large Cap Value Fund
Asset Investments
Common Stock	$397,264,461	$6,417,250		$-	$403,681,711
Mutual Funds	12,678,133	-		-	12,678,133
Short-Term Investments	-	4,898,974		-	4,898,974

Total Investments	$409,942,594	$11,316,224		$-	$421,258,818

S&P 500 Index Fund
Asset Investments
Common Stock	$3,447,980,636	$-		$-	$3,447,980,636
Short-Term Investments	-	54,559,753		-	54,559,753

Total Investments	$3,447,980,636	$54,559,753		$-	$3,502,540,389

Asset Derivatives
Futures Contracts	$880,014	$-		$-	$880,014

Focused Value Fund
Asset Investments
Common Stock	$864,645,181	$46,971,470		$-	$911,616,651
Short-Term Investments	-	87,981,354		-	87,981,354

Total Investments	$864,645,181	$134,952,824		$-	$999,598,005

Blue Chip Growth Fund
Asset Investments
Common Stock	$1,390,105,203	$20,876,633	*	$-	$1,410,981,836
Mutual Funds	1,087	-		-	1,087
Short-Term Investments	-	3,538,031		-	3,538,031

Total Investments	$1,390,106,290	$24,414,664		$-	$1,414,520,954

Small Cap Value Equity Fund
Asset Investments
Common Stock	$161,591,679	$1,719,348		$-	$163,311,027
Short-Term Investments	-	7,485,879		-	7,485,879

Total Investments	$161,591,679	$9,205,227		$-	$170,796,906

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$225,098,836	$-		$-	$225,098,836
Mutual Funds	12,388,338	-		-	12,388,338
Short-Term Investments	-	9,991,347		-	9,991,347

Total Investments	$237,487,174	$9,991,347		$-	$247,478,521

Asset Derivatives
Futures Contracts	$165,056	-		$-	$165,056

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$145,695,037	$-		$-	†	$145,695,037
Warrants	296	-		-	†	296
Mutual Funds	18,155,850	-		-		18,155,850
Short-Term Investments	-	4,289,135		-		4,289,135

Total Investments	$163,851,183	$4,289,135		$-		$168,140,318

Asset Derivatives
Futures Contracts	$113,897	$-		$-		$113,897

Mid Cap Growth Equity II Fund
Asset Investments
Common Stock	$1,972,611,600	$-		$4,484,332		$1,977,095,932
Preferred Stock	-	-		7,218,834		7,218,834
Mutual Funds	84,454,441	-		-		84,454,441
Short-Term Investments	-	68,400,140		-		68,400,140

Total Investments	$2,057,066,041	$68,400,140		$11,703,166		$2,137,169,347

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$830,536,144	$4,337,318	*	$663,792		$835,537,254
Preferred Stock	-	-		11,488,895		11,488,895
Mutual Funds	117,218,982	-		-		117,218,982
Short-Term Investments	-	12,496,814		-		12,496,814

Total Investments	$947,755,126	$16,834,132		$12,152,687		$976,741,945

Diversified International Fund
Asset Investments
Common Stock	$3,417,337	$163,150,037	*	$-		$166,567,374
Preferred Stock	-	1,312,367	*	-		1,312,367
Rights	-	64,194		-		64,194
Mutual Funds	9,129,175	-		-		9,129,175
Short-Term Investments	-	4,032,001		-		4,032,001

Total Investments	$12,546,512	$168,558,599		$-		$181,105,111

Asset Derivatives
Forward Contracts	$-	$1,724,726		$-		$1,724,726

Liability Derivatives
Forward Contracts	$-	$(1,595,745)		$-		$(1,595,745)

MSCI EAFE International Index Fund
Asset Investments
Common Stock	$180,115	$246,254,941	*	$480		$246,435,536
Preferred Stock	-	1,498,904	*	-		1,498,904
Rights	-	22,643		-		22,643
Mutual Funds	12,361,985	-		-		12,361,985
Short-Term Investments	-	3,314,547		-		3,314,547

Total Investments	$12,542,100	$251,091,035		$480		$263,633,615

Asset Derivatives
Forward Contracts	$-	$20,085		$-		$20,085
Futures Contracts	25,591	-		-		25,591

Total	$25,591	$20,085		$-		$45,676

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Overseas Fund
Asset Investments
Common Stock	$45,443,926	$575,964,319	*	$-	$621,408,245
Preferred Stock	-	1,104,364	*	-	1,104,364
Rights	-	54,003		-	54,003
Mutual Funds	17,932,731	-		-	17,932,731
Short-Term Investments	-	12,558,321		-	12,558,321

Total Investments	$63,376,657	$589,681,007		$-	$653,057,664

Asset Derivatives
Forward Contracts	$-	$2,139,810		$-	$2,139,810

Liability Derivatives
Forward Contracts	$-	$(1,330,282)		$-	$(1,330,282)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
†	Represents security at $0 value as of December 31, 2014.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2014.

	Total Return Bond Fund	Strategic Bond Fund
Statements of Assets and Liabilities location:

Receivables from:
Collateral held for open futures contracts		X
Investments sold on a when-issued basis	X	X

Payables for:
Foreign currency overdraft	X
Investments purchased on a when-issued basis	X	X
Due to custodian	X

	Large Cap Value Fund	Fundamental Growth Fund	Growth Opportunities Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund
Statements of Assets and Liabilities location:
Payables for:
Securities on loan	X	X	X	X	X	X
Due to custodian				X

	Mid Cap Growth Equity II Fund	Small Cap Growth Equity Fund	Small Company Growth Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Statements of Assets and Liabilities location:
Payables for:
Securities on loan	X	X	X	X	X	X

Notes to Financial Statements (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs
Russell 2000 Small Cap Index Fund	$-	$11,370	$(11,370)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)		Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/14		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 12/31/14
Total Return Bond Fund
Corporate Debt†	$3,193,486		$-	$(278,110)	$(1,676)	$15,541,350		$(17,462,050)		$-		$(993,000	)**	$-		$-
Non-U.S. Government Agency Obligations†	-		-	-	-	5,602,938		-		-		(5,602,938	)**	-		-

	$3,193,486		$-	$(278,110)	$(1,676)	$21,144,288		$(17,462,050)		$-		$(6,595,938)		$-		$-

Russell 2000 Small Cap Index Fund
Common Stock	$-	***	$-	$-	$-	$-	††	$-		$-		$-		$-	†††	$-
Warrants	-	***	-	-	-	-		-		-		-		-	†††	-

	$-		$-	$-	$-	$-		$-		$-		$-		$-		$-

Mid Cap Growth Equity II Fund
Common Stock	$296,059		$-	$-	$893,958	$6,357,572		$(3,063,257)		$-		$-		$4,484,332		$893,958
Preferred Stock	5,447,307		-	-	2,048,910	2,489,815		(2,767,198)		-		-		7,218,834		2,203,381

	$5,743,366		$-	$-	$2,942,868	$8,847,387		$(5,830,455)		$-		$-		$11,703,166		$3,097,339

Small Cap Growth Equity Fund
Common Stock	$784,424		$-	$35,527	$(88,471)	$287,251		$(354,939)		$-		$-		$663,792		$(88,558)
Preferred Stock	2,205,935		-	-	7,248,781	2,034,179		-		-		-		11,488,895		7,248,781

	$2,990,359		$-	$35,527	$7,160,310	$2,321,430		$(354,939)		$-		$-		$12,152,687		$7,160,223

MSCI EAFE International Index Fund
Common Stock	$-		$-	$-	$(50,098)	$10,046		$-		$40,532	****	$-		$480		$(50,098)
Preferred Stock	4,106		-	-	(97)	-		(4,009)		-		-		-		-
Rights	-		-	-	-	-	††	-	††††	-		-		-		-

	$4,106		$-	$-	$(50,195)	$10,046		$(4,009)		$40,532		$-		$480		$(50,098)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
***	Represents security at $0 value as of December 31, 2013.
****	Transfers occurred between Level 2 and Level 3 as inputs were less observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

Notes to Financial Statements (Continued)

††	Represents security at $0 value at the time of purchase.
†††	Represents security at $0 value as of December 31, 2014.
††††	Represents security at $0 value at the time of sale.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s), other than those disclosed below.

The Small Cap Growth Equity Fund fair values certain of its Level 3 investments using a market approach such as Comparable Company valuation, acquisition cost, and any observed secondary transactions. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at any of the above methodologies is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $663,792
Dropbox Inc.	$538,291	Market Approach	Secondary Market Transaction	$19.10
Telogis	125,501	Market Approach	EV/Multiple	2.86
			Discount for Lack of Marketability	10%
Preferred stock — $11,488,895
Veracode, Inc	648,897	Market Approach	EV/Multiple	7.58
			Discount for Lack of Marketability	10%
Mobileye NV	7,200,668	Market Approach	Discount for Lack of Marketability	5%
Cloudera	1,257,267	Market Approach	Secondary Market Transaction	$33.00
Docusign Series E	428,175	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%
Docusign Series D	16,553	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%
Docusign Series B	23,040	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%
Docusign Series B1	6,894	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%
NUTANIX, Inc.	536,691	Cost	Acquisition Cost	$13.40
Telogis	1,370,710	Market Approach	EV/Multiple	2.86
			Discount for Lack of Marketability	10%

	$12,152,687

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2014, the following tables show how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund	Growth Opportunities Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A
Directional Exposures to Currencies	A	A

Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investments	A

Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M

Options (Written)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment		M
Directional Investment		A

Rights and Warrants
Directional Investment		A
Result of a Corporate Action		M		A

Type of Derivative and Objective for Use	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management			A		A
Directional Exposures to Currencies				A

Futures Contracts**
Hedging/Risk Management			A		A
Substitution for Direct Investment	A	A	M	A	M

Rights and Warrants
Result of a Corporate Action		A	A	A	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2014, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Realized Gain (Loss)#
Forward Contracts	$-	$-	$20,929,230	$-	$20,929,230
Futures Contracts	-	-	-	8,588,993	8,588,993
Swap Agreements	3,095,293	-	-	(1,045,312)	2,049,981
Written Options	-	-	(6,088)	2,395,462	2,389,374

Total Realized Gain (Loss)	$3,095,293	$-	$20,923,142	$9,939,143	$33,957,578

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$2,667,740	$-	$2,667,740
Futures Contracts	-	-	-	4,861,607	4,861,607
Swap Agreements	(1,583,322)	-	-	(14,546,650)	(16,129,972)
Written Options	-	-	-	(322,247)	(322,247)

Total Change in Appreciation (Depreciation)	$(1,583,322)	$-	$2,667,740	$(10,007,290)	$(8,922,872)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$788,457,491	$-	$788,457,491
Futures Contracts	-	-	-	9,091	9,091
Swap Agreements	$111,211,111	$-	$-	$1,273,911,111	$1,385,122,222
Written Options	-	-	3,550,000	186,088,957	189,638,957

Strategic Bond Fund Fund
Asset Derivatives
Purchased Options*	$-	$-	$194	$61,000	$61,194
Forward Contracts*,^^^	-	-	170,133	-	170,133
Futures Contracts^^	-	-	21,421	191,619	213,040

Total Value	$-	$-	$191,748	$252,619	$444,367

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(55,013)	$-	$(55,013)
Futures Contracts^^	-	-	-	(303,139)	(303,139)
Written Options^,^^^	-	-	-	(10,675)	(10,675)

Total Value	$-	$-	$(55,013)	$(313,814)	$(368,827)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(45,101)	$(248,022)	$(293,123)
Forward Contracts	-	-	597,148	-	597,148
Futures Contracts	-	-	81,564	522,835	604,399
Swap Agreements	58,691	-	-	-	58,691
Warrants	-	29	-	-	29
Written Options	-	-	11,916	95,757	107,673

Total Realized Gain (Loss)	$58,691	$29	$645,527	$370,570	$1,074,817

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(7,806)	$20,508	$12,702
Forward Contracts	-	-	93,662	-	93,662
Futures Contracts	-	-	21,421	(142,642)	(121,221)
Swap Agreements	32,172	-	-	-	32,172
Written Options	-	-	-	27,389	27,389

Total Change in Appreciation (Depreciation)	$32,172	$-	$107,277	$(94,745)	$44,704

Number of Contracts Notional Amounts or Shares/Units†
Purchased Options	-	-	3,345,000	234	3,345,234
Forward Contracts	$-	$-	$11,178,103	$-	$11,178,103
Futures Contracts	-	-	8	536	544
Swap Agreements	$1,128,600	$-	$-	$-	$1,128,600
Warrants	-	29	-	-	29
Written Options	-	-	1,800,000	428	1,800,428

S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$-	$880,014	$-	$-	$880,014

Realized Gain (Loss)#
Futures Contracts	$-	$12,213,909	$-	$-	$12,213,909

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(1,094,345)	$-	$-	$(1,094,345)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	735	-	-	735

Growth Opportunities Fund
Realized Gain (Loss)#
Warrants	$-	$(38,917)	$-	$-	$(38,917)

Change in Appreciation (Depreciation)##
Warrants	$-	$(238,591)	$-	$-	$(238,591)

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	122,318	-	-	122,318

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$165,056	$-	$-	$165,056

Realized Gain (Loss)#
Futures Contracts	$-	$186,912	$-	$-	$186,912
Rights	-	(136)	-	-	(136)

Total Realized Gain (Loss)	$-	$186,776	$-	$-	$186,776

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$41,420	$-	$-	$41,420

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	42	-	-	42
Rights	-	22,370	-	-	22,370

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Russell 2000 Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$113,897	$-	$-	$113,897
Warrants*	-	296	-	-	296

Total Value	$-	$114,193	$-	$-	$114,193

Realized Gain (Loss)#
Futures Contracts	$-	$379,360	$-	$-	$379,360
Rights	-	(5,199)	-	-	(5,199)

Total Realized Gain (Loss)	$-	$374,161	$-	$-	$374,161

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$47,284	$-	$-	$47,284
Rights	-	1,290	-	-	1,290
Warrants	-	(608)	-	-	(608)

Total Change in Appreciation (Depreciation)	$-	$47,966	$-	$-	$47,966

Number of Contracts Notional Amounts or Shares/Units†
Futures Contracts	-	42	-	-	42
Rights	-	2,892	-	-	2,892
Warrants	-	1,597	-	-	1,597

Diversified International Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$1,724,726	$-	$1,724,726
Rights*	-	64,194	-	-	64,194

Total Value	$-	$64,194	$1,724,726	$-	$1,788,920

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(1,595,745)	$-	$(1,595,745)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$607,203	$-	$607,203
Futures Contracts	-	12,253	-	-	12,253
Rights	-	1,222	-	-	1,222

Total Realized Gain (Loss)	$-	$13,475	$607,203	$-	$620,678

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$241,879	$-	$241,879
Rights	-	(5,013)	-	-	(5,013)

Total Change in Appreciation (Depreciation)	$-	$(5,013)	$241,879	$-	$236,866

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$75,434,105	$-	$75,434,105
Futures Contracts	-	37	-	-	37
Rights	-	121,289	-	-	121,289

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$20,085	$-	$20,085
Futures Contracts^^	-	25,591	-	-	25,591
Rights*	-	22,643	-	-	22,643

Total Value	$-	$48,234	$20,085	$-	$68,319

Realized Gain (Loss)#
Forward Contracts	$-	$-	$209,462	$-	$209,462
Futures Contracts	-	65,249	-	-	65,249
Rights	-	1,347	-	-	1,347
Warrants	-	1,415	-	-	1,415

Total Realized Gain (Loss)	$-	$68,011	$209,462	$-	$277,473

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$18,838	$-	$18,838
Futures Contracts	-	(105,828)	-	-	(105,828)
Rights	-	(1,145)	-	-	(1,145)

Total Change in Appreciation (Depreciation)	$-	$(106,973)	$18,838	$-	$(88,135)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$3,254,821	$-	$3,254,821
Futures Contracts	-	50	-	-	50
Rights	-	159,238	-	-	159,238
Warrants	-	2,166	-	-	2,166

Overseas Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$1,347,109	$-	$1,347,109
Forward Contracts*	-	-	792,701	-	792,701
Rights*	-	54,003	-	-	54,003

Total Value	$-	$54,003	$2,139,810	$-	$2,193,813

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(1,233,437)	$-	$(1,233,437)
Forward Contracts^	-	-	(96,845)	-	(96,845)

Total Value	$-	$-	$(1,330,282)	$-	$(1,330,282)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$980,884	$-	$980,884
Futures Contracts	-	(8,656)	-	-	(8,656)
Rights	-	2,384	-	-	2,384

Total Realized Gain (Loss)	$-	$(6,272)	$980,884	$-	$974,612

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$1,283,009	$-	$1,283,009
Rights	-	(4,416)	-	-	(4,416)

Total Change in Appreciation (Depreciation)	$-	$(4,416)	$1,283,009	$-	$1,278,593

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund (Continued)
Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$80,811,447	$-	$80,811,447
Futures Contracts	-	33	-	-	33
Rights	-	179,808	-	-	179,808

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents exchange-traded written options or forward contracts, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2014.

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Overseas Fund
State Street Bank and Trust Co.	$792,701	$(96,845)	$-	$695,856

MSCI EAFE International Index Fund
Goldman Sachs International	$1,158	$-	$-	$1,158
Morgan Stanley & Co.	18,927	-	-	18,927

	$20,085	$-	$-	$20,085

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2014.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Overseas Fund
State Street Bank and Trust Co.	$(96,845)	$96,845	$-	$-

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Notes to Financial Statements (Continued)

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2014, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2014. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund
Contract to Buy

EUR	1,384,615	Bank of America NA	02/13/15	$1,727,543	$(51,428)

Contracts to Deliver
JPY	87,063,000	Barclays Bank PLC	02/13/15	769,832	42,740
MXN	13,687,300	Barclays Bank PLC	03/17/15	920,000	(3,585)
MXN	4,433,799	Barclays Bank PLC	03/19/15	303,000	3,854

				1,992,832	43,009

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund (Continued)
Contracts to Deliver (Continued)
EUR	351,921	Citibank N.A.	02/13/15	$440,464	$14,454
JPY	67,176,353	Citibank N.A.	02/13/15	586,903	25,891

				1,027,367	40,345

EUR	1,270,000	Morgan Stanley & Co.	02/13/15	1,590,910	53,540

EUR	786,893	UBS AG	02/13/15	982,210	29,654

				$5,593,319	$166,548

Diversified International Fund
Contracts to Buy
AUD	879,816	Australia and New Zealand Banking Group	01/09/15	$765,301	$(47,229)
CHF	641,869	Australia and New Zealand Banking Group	01/09/15	664,203	(18,559)

				1,429,504	(65,788)

EUR	362,052	Barclays Bank PLC	01/09/15	445,928	(7,808)
GBP	302,444	Barclays Bank PLC	01/09/15	474,716	(3,341)

				920,644	(11,149)

EUR	679,508	BNP Paribas SA	01/09/15	857,473	(35,199)

CHF	410,841	Citibank N.A.	01/09/15	433,095	(19,837)
EUR	445,346	Citibank N.A.	01/09/15	568,554	(29,639)
GBP	776,215	Citibank N.A.	01/09/15	1,218,624	(8,853)

				2,220,273	(58,329)

CHF	698,627	Commonwealth Bank of Australia	01/09/15	742,248	(39,513)
EUR	986,192	Commonwealth Bank of Australia	01/09/15	1,238,843	(45,451)
GBP	789,463	Commonwealth Bank of Australia	01/09/15	1,241,433	(11,014)

				3,222,524	(95,978)

EUR	1,013,240	Credit Suisse International	01/09/15	1,260,161	(34,037)
JPY	97,909,485	Credit Suisse International	01/09/15	830,378	(12,947)

				2,090,539	(46,984)

GBP	322,612	Deutsche Bank AG	01/09/15	511,232	(8,425)
HKD	4,840,707	Deutsche Bank AG	01/09/15	623,812	418

				1,135,044	(8,007)

CAD	446,567	Goldman Sachs International	01/09/15	391,382	(7,065)
GBP	275,930	Goldman Sachs International	01/09/15	431,569	(1,517)
GBP	396,213	Goldman Sachs International	04/10/15	615,272	1,792

				1,438,223	(6,790)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Buy (Continued)
AUD	11,365,652	HSBC Bank PLC	01/09/15	$9,910,473	$(634,261)
EUR	1,022,339	HSBC Bank PLC	01/09/15	1,267,407	(30,274)
GBP	1,998,901	HSBC Bank PLC	01/09/15	3,196,706	(81,316)
HKD	4,987,024	HSBC Bank PLC	01/09/15	643,121	(23)
JPY	73,619,279	HSBC Bank PLC	01/09/15	685,178	(70,542)
SEK	17,286,953	HSBC Bank PLC	01/09/15	2,402,220	(184,649)
SGD	3,340,825	HSBC Bank PLC	01/09/15	2,612,683	(90,910)

				20,717,788	(1,091,975)

CHF	438,051	Royal Bank of Canada	01/09/15	454,399	(13,771)

EUR	317,383	Royal Bank of Scotland PLC	01/09/15	400,023	(15,957)

EUR	752,876	Societe Generale	01/09/15	936,666	(25,609)
EUR	432,987	Societe Generale	04/10/15	527,061	(2,675)

				1,463,727	(28,284)

CHF	365,335	Standard Chartered Bank	01/09/15	384,577	(17,093)

JPY	156,404,775	Toronto Dominion Bank	01/09/15	1,353,673	(47,873)

EUR	806,844	UBS AG	01/09/15	1,002,299	(25,935)
GBP	640,287	UBS AG	01/09/15	1,002,405	(4,483)

				2,004,704	(30,418)

				$40,093,115	$(1,573,595)

Contracts to Deliver
EUR	2,291,260	Australia and New Zealand Banking Group	01/09/15	2,851,797	79,139
GBP	514,814	Australia and New Zealand Banking Group	01/09/15	804,854	2,489

				3,656,651	81,628

EUR	1,090,391	Barclays Bank PLC	01/09/15	1,378,974	59,490
JPY	70,226,490	Barclays Bank PLC	01/09/15	654,774	68,464

				2,033,748	127,954

AUD	487,429	Citibank N.A.	01/09/15	422,593	24,772

GBP	496,856	Commonwealth Bank of Australia	01/09/15	799,308	24,932

JPY	140,682,445	Credit Suisse International	01/09/15	1,213,747	39,211

EUR	462,080	Deutsche Bank AG	01/09/15	583,381	24,217

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver (Continued)
CAD	1,589,799	Goldman Sachs International	01/09/15		$1,419,388	$51,200
CHF	1,528,662	Goldman Sachs International	01/09/15		1,590,428	52,775
EUR	4,591,293	Goldman Sachs International	01/09/15		5,785,524	229,591
GBP	306,799	Goldman Sachs International	01/09/15		491,918	13,756
JPY	753,186,321	Goldman Sachs International	01/09/15		6,875,670	587,429
NOK	1,654,382	Goldman Sachs International	01/09/15		254,032	32,083

					16,416,960	966,834

AUD	988,629	HSBC Bank PLC	01/09/15		863,923	57,042
CHF	884,341	HSBC Bank PLC	01/09/15		912,465	22,923

					1,776,388	79,965

EUR	364,617	Royal Bank of Canada	01/09/15		447,325	6,102
GBP	860,491	Royal Bank of Canada	01/09/15		1,356,348	15,228
JPY	103,532,673	Royal Bank of Canada	01/09/15		904,851	40,472

					2,708,524	61,802

EUR	508,537	Societe Generale	01/09/15		636,571	21,190
GBP	341,765	Societe Generale	01/09/15		550,420	17,761
HKD	3,721,087	Societe Generale	01/09/15		479,759	(91)

					1,666,750	38,860

EUR	861,658	Standard Chartered Bank	01/09/15		1,050,865	8,171

EUR	688,587	UBS AG	01/09/15		859,088	25,827

AUD	1,049,285	Westpac Banking Corp.	01/09/15		904,347	47,960
EUR	704,095	Westpac Banking Corp.	01/09/15		875,230	23,203
JPY	165,193,909	Westpac Banking Corp.	01/09/15		1,398,472	19,293
SEK	2,140,732	Westpac Banking Corp.	01/09/15		294,476	19,863

					3,472,525	110,319

					$36,660,528	$1,614,492

Cross Currency Forwards
EUR	458,628	Australia and New Zealand Banking Group	01/09/15	JPY	63,053,599	$28,561

EUR	356,328	Barclays Bank PLC	01/09/15	GBP	281,661	(7,790)

JPY	76,606,926	BNP Paribas SA	01/09/15	CHF	623,809	12,101

CAD	430,286	Citibank N.A.	01/09/15	GBP	239,264	(2,599)

JPY	41,485,656	Credit Suisse International	01/09/15	GBP	222,233	(4)

JPY	51,528,188	Deutsche Bank AG	01/09/15	AUD	538,689	(9,456)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Cross Currency Forwards (Continued)
EUR	233,328	Goldman Sachs International	01/09/15	NOK	$1,971,878	$17,806

GBP	1,205,608	Toronto Dominion Bank	01/09/15	CHF	1,819,788	48,511

EUR	630,488	UBS AG	01/09/15	CHF	757,544	954

						$88,084

MSCI EAFE International Index Fund
Contracts to Deliver
GBP	390,000	Goldman Sachs International	03/18/15		$608,662	$1,158

EUR	379,000	Morgan Stanley & Co.	03/18/15		471,372	12,460
JPY	57,459,000	Morgan Stanley & Co.	03/18/15		486,479	6,467

					957,851	18,927

					$1,566,513	$20,085

Overseas Fund
Contracts to Buy
CAD	345,464	Australia and New Zealand Banking Group	01/09/15		$302,960	$(5,652)
CHF	616,420	Australia and New Zealand Banking Group	01/09/15		637,869	(17,823)
EUR	559,157	Australia and New Zealand Banking Group	01/09/15		700,212	(23,575)
GBP	254,859	Australia and New Zealand Banking Group	01/09/15		407,626	(10,416)

					2,048,667	(57,466)

EUR	509,103	Barclays Bank PLC	01/09/15		627,045	(10,978)
GBP	257,554	Barclays Bank PLC	01/09/15		404,257	(2,845)

					1,031,302	(13,823)

CHF	327,188	Citibank N.A.	01/09/15		344,910	(15,798)
EUR	369,641	Citibank N.A.	01/09/15		471,904	(24,601)
GBP	657,830	Citibank N.A.	01/09/15		1,032,765	(7,503)

					1,849,579	(47,902)

EUR	856,137	Credit Suisse International	01/09/15		1,064,758	(28,746)
JPY	42,556,573	Credit Suisse International	01/09/15		357,294	(1,996)

					1,422,052	(30,742)

EUR	230,614	Deutsche Bank AG	01/09/15		283,345	(4,278)
HKD	4,080,761	Deutsche Bank AG	01/09/15		525,880	352

					809,225	(3,926)

CHF	309,521	Goldman Sachs International	01/09/15		325,954	(14,613)
EUR	563,218	Goldman Sachs International	01/09/15		702,159	(20,608)
GBP	237,881	Goldman Sachs International	01/09/15		372,058	(1,308)
JPY	93,510,897	Goldman Sachs International	01/09/15		781,353	(645)

					2,181,524	(37,174)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Buy (Continued)
AUD	9,593,494	HSBC Bank PLC	01/09/15	$8,365,210	$(535,365)
EUR	864,270	HSBC Bank PLC	01/09/15	1,071,449	(25,594)
GBP	1,993,582	HSBC Bank PLC	01/09/15	3,189,390	(82,289)
HKD	1,996,075	HSBC Bank PLC	01/09/15	257,412	(9)
JPY	146,776,677	HSBC Bank PLC	01/09/15	1,310,930	(85,513)
SEK	13,402,461	HSBC Bank PLC	01/09/15	1,862,425	(143,157)
SGD	2,978,566	HSBC Bank PLC	01/09/15	2,329,379	(81,052)

				18,386,195	(952,979)

CHF	371,024	Royal Bank of Canada	01/09/15	384,870	(11,665)

EUR	261,090	Royal Bank of Scotland PLC	01/09/15	329,072	(13,126)

EUR	316,317	Societe Generale	01/09/15	393,535	(10,759)

AUD	1,304,000	State Street Bank and Trust Co.	06/17/15	1,078,271	(25,728)
CHF	592,545	State Street Bank and Trust Co.	01/09/15	629,469	(33,439)
SEK	9,227,000	State Street Bank and Trust Co.	03/18/15	1,255,054	(71,117)

				2,962,794	(130,284)

HKD	4,849,629	Toronto Dominion Bank	01/09/15	625,373	8
JPY	61,859,859	Toronto Dominion Bank	01/09/15	522,221	(5,762)

				1,147,594	(5,754)

				$32,946,409	$(1,315,600)

Contracts to Deliver
EUR	1,702,644	Australia and New Zealand Banking Group	01/09/15	$2,119,386	$59,009
GBP	294,559	Australia and New Zealand Banking Group	01/09/15	460,510	1,424

				2,579,896	60,433

EUR	952,331	Barclays Bank PLC	01/09/15	1,204,374	51,957
JPY	55,181,284	Barclays Bank PLC	01/09/15	514,496	53,796

				1,718,870	105,753

JPY	82,105,584	Credit Suisse International	01/09/15	713,323	27,836

EUR	403,487	Deutsche Bank AG	01/09/15	509,406	21,146

CAD	1,322,219	Goldman Sachs International	01/09/15	1,180,490	42,582
CHF	1,415,859	Goldman Sachs International	01/09/15	1,467,221	43,034
EUR	3,296,103	Goldman Sachs International	01/09/15	4,141,305	152,685
GBP	262,800	Goldman Sachs International	01/09/15	421,371	11,784
JPY	35,465,889	Goldman Sachs International	01/09/15	294,106	(1,993)
NOK	2,161,524	Goldman Sachs International	01/09/15	301,281	11,294

				7,805,774	259,386

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Deliver (Continued)
AUD	817,046	HSBC Bank PLC	01/09/15		$713,984	$47,142
CHF	749,271	HSBC Bank PLC	01/09/15		773,099	19,421
GBP	328,267	HSBC Bank PLC	01/09/15		526,697	15,076
JPY	512,376,811	HSBC Bank PLC	01/09/15		4,725,878	448,121
NOK	2,172,791	HSBC Bank PLC	01/09/15		334,708	43,210

					7,074,366	572,970

JPY	42,265,501	Morgan Stanley & Co.	01/09/15		366,998	14,130

GBP	462,076	Royal Bank of Canada	01/09/15		733,528	13,359
JPY	88,720,346	Royal Bank of Canada	01/09/15		775,395	34,682

					1,508,923	48,041

EUR	424,289	Societe Generale	01/09/15		531,112	17,679
HKD	3,180,022	Societe Generale	01/09/15		410,000	(78)

					941,112	17,601

EUR	633,632	Standard Chartered Bank	01/09/15		772,768	6,009

AUD	2,963,000	State Street Bank and Trust Co.	06/17/15		2,648,507	256,878
CHF	7,426,000	State Street Bank and Trust Co.	09/16/15		7,698,528	184,470
GBP	421,362	State Street Bank and Trust Co.	01/09/15		678,363	21,649
JPY	37,533,507	State Street Bank and Trust Co.	01/09/15		322,181	8,819
SEK	17,028,000	State Street Bank and Trust Co.	03/18/15		2,536,253	351,353

					13,883,832	823,169

EUR	1,069,955	UBS AG	01/09/15		1,334,027	39,272

AUD	886,632	Westpac Banking Corp.	01/09/15		764,162	40,526
EUR	345,617	Westpac Banking Corp.	01/09/15		428,757	10,525
JPY	105,518,614	Westpac Banking Corp.	01/09/15		893,282	12,323

					2,086,201	63,374

					$41,295,496	$2,059,120

Cross Currency Forwards
GBP	235,013	BNP Paribas SA	01/09/15	JPY	43,843,367	$238

CAD	366,811	Citibank N.A.	01/09/15	GBP	203,968	(2,216)

JPY	29,189,666	Goldman Sachs International	01/09/15	HKD	1,909,931	(2,594)

EUR	296,294	HSBC Bank PLC	01/09/15	GBP	234,825	(7,441)

EUR	398,540	State Street Bank and Trust Co.	01/09/15	JPY	54,658,208	25,941

GBP	1,271,635	Toronto Dominion Bank	01/09/15	CHF	1,919,452	51,168

EUR	602,289	UBS AG	01/09/15	CHF	723,662	912

						$66,008

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona

SGD	Singapore Dollar

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund
Futures Contracts — Long
U.S. Treasury Long Bond	03/20/15	21	$3,035,812	$82,455
U.S. Treasury Ultra Long Bond	03/20/15	13	2,147,438	91,692
90 Day Eurodollar	12/14/15	30	7,431,375	(15,847)

				$158,300

Futures Contracts — Short
Euro Bund	03/06/15	11	$(1,714,570)	$(33,685)
90 Day Eurodollar	03/16/15	213	(53,098,238)	(82,605)
Euro FX	03/16/15	5	(756,687)	21,421
U.S. Treasury Note 10 Year	03/20/15	93	(11,792,109)	(53,919)
U.S. Treasury Note 2 Year	03/31/15	5	(1,092,969)	1,234
U.S. Treasury Note 5 Year	03/31/15	107	(12,725,477)	16,238
90 Day Eurodollar	06/18/18	56	(13,643,700)	(117,083)

				$(248,399)

S&P 500 Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	03/20/15	569	$58,390,780	$880,014

Notes to Financial Statements (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
S&P Mid Cap Index Fund
Futures Contracts — Long
S&P Midcap 400 E Mini Index	03/20/15	64	$9,271,040	$165,056

Russell 2000 Small Cap Index Fund
Futures Contracts — Long
Russell 2000 Mini Index	03/20/15	36	$4,322,520	$113,897

MSCI EAFE International Index Fund
Futures Contracts — Long
Mini MSCI	03/20/15	52	$4,570,540	$25,591

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its

Notes to Financial Statements (Continued)

position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction.If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Option, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Notes to Financial Statements (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC

Notes to Financial Statements (Continued)

option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund(s) listed in the following table had open written option contracts at December 31, 2014. A Fund’s current exposure to a counterparty is the fair value of the contract.

	Units	Expiration Date	Description	Premiums Received	Value
Strategic Bond Fund
	244	3/16/15	Eurodollar Put, Strike 99.50	$32,757	$1,525
	244	3/16/15	Eurodollar Call, Strike 99.75	5,307	9,150

				$38,064	$10,675

Transactions in written option contracts during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Total Return Bond Fund
Options outstanding at December 31, 2013	377,200,136	$1,278,218
Options written	383,600,086	2,421,235
Options terminated in closing purchase transactions	(221,100,000)	(1,118,875)
Options expired	(514,100,179)	(2,476,306)
Options exercised	(25,600,043)	(104,272)

Options outstanding at December 31, 2014	-	$-

Strategic Bond Fund
Options outstanding at December 31, 2013	-	$-
Options written	1,801,170	189,629
Options terminated in closing purchase transactions	(464)	(114,514)
Options expired	(1,800,218)	(37,051)

Options outstanding at December 31, 2014	488	$38,064

Notes to Financial Statements (Continued)

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying investments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities.

Structured securities may be highly volatile and their use by a Fund may not be successful. The terms of a structured security may create investment leverage. Structured securities are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive

Notes to Financial Statements (Continued)

payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2014, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Treasury Rolls

Each Fund may enter into Treasury rolls with banks and broker-dealers to enhance return. In a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction.

Treasury roll transactions generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

A Fund accounts for a Treasury roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these Treasury roll transactions may be considered financing transactions, whereby the difference in the sales price and the future price is recorded as an adjustment to interest income.

The Fund(s) listed in the following table had Treasury roll transactions during the year ended December 31, 2014, which were accounted for as financing transactions:

Total Return Bond Fund
Average balance outstanding	$532,497
Weighted average interest rate	(0.08)%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into Treasury roll transactions.

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2014, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$267,944	$53,588	$214,356
Fundamental Growth Fund	8,097	1,619	6,478
Growth Opportunities Fund	75,871	15,174	60,697
Small Company Value Fund	172,152	34,431	137,721
S&P Mid Cap Index Fund	163,273	32,650	130,623
Russell 2000 Small Cap Index Fund	417,558	83,496	334,062
Mid Cap Growth Equity II Fund	786,208	157,249	628,959
Small Cap Growth Equity Fund	1,000,113	200,019	800,094

Notes to Financial Statements (Continued)

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Company Growth Fund	$136,716	$27,349	$109,367
Diversified International Fund	177,579	30,287	147,292
MSCI EAFE International Index Fund	187,644	39,209	148,435
Overseas Fund	537,394	118,286	419,108

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on the relative net assets.

Foreign Securities

Each of the Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Notes to Financial Statements (Continued)

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table. MassMutual served as the Funds’ investment adviser pursuant to the investment advisory agreements through March 31, 2014.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.35% on the first $3 billion; and	Metropolitan West Asset Management, LLC(1)
0.32% on any excess over $3 billion
Strategic Bond Fund*	0.45% on the first $200 million; and	Western Asset Management Company; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management, LLC; and
	0.475% on any excess over $400 million	Loomis, Sayles & Company, L.P.
Fundamental Value Fund*	0.60% on the first $1.25 billion;	Wellington Management Company LLP
0.575% on the next $250 million; and
0.55% on any excess over $1.5 billion
Large Cap Value Fund*	0.60% on the first $750 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC(2); and Huber Capital Management, LLC
0.55% on any excess over $750 million
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Focused Value Fund	0.69% on the first $1 billion; and	Harris Associates L.P.
0.64% on any excess over $1 billion
Fundamental Growth Fund	0.65%	Wellington Management Company LLP
Blue Chip Growth Fund	0.65% on the first $750 million; and	T. Rowe Price Associates, Inc.
0.60% on any excess over $750 million
Growth Opportunities Fund*	0.71% on the first $500 million; and	Jackson Square Partners, LLC(3); and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund	0.70% on the first $350 million; and	NFJ Investment Group LLC; and
	0.65% on any excess over $350 million	Systematic Financial Management, L.P.
Small Cap Value Equity Fund	0.75% on the first $350 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC; and
	0.70% on any excess over $350 million	Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	EARNEST Partners, LLC;
	0.80% on any excess over $750 million	Federated Clover Investment Advisors; and
T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund	0.10%	Northern Trust Investments, Inc.
Russell 2000 Small Cap Index Fund	0.10%	Northern Trust Investments, Inc.
Mid Cap Growth Equity II Fund*	0.72% on the first $2 billion; and	Frontier Capital Management Company, LLC; and
	0.67% on any excess over $2 billion	T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund*	0.80% on the first $1 billion; and	Montibus Capital Management LLC(4);
	0.78% on any excess over $1 billion	Waddell & Reed Investment Management Company; and
Wellington Management Company LLP
Small Company Growth Fund	0.85% on the first $350 million; and	Montibus Capital Management LLC(4);
0.80% on any excess over $350 million
Diversified International Fund*	0.80% on the first $250 million; and	J.P. Morgan Investment Management Inc.
0.78% on any excess over $250 million
MSCI EAFE International Index Fund	0.10%	Northern Trust Investments, Inc.
Overseas Fund*	0.80% on the first $750 million;	Harris Associates L.P.;
	0.775% on the next $500 million; and	J.P. Morgan Investment Management Inc.; and
	0.75% on any excess over $1.25 billion	Massachusetts Financial Services Company

*	Prior to April 1, 2014, the investment advisory fees were as follows:

Fund	Investment Advisory Fee
Strategic Bond Fund	0.55% on the first $200 million; and
0.45% on any excess over $200 million
Fundamental Value Fund	0.65% on the first $1.25 billion;
0.625% on the next $250 million; and
0.60% on any excess over $1.5 billion
Large Cap Value Fund	0.65% on the first $750 million; and
0.60% on any excess over $750 million
Growth Opportunities Fund	0.73% on the first $500 million; and
0.70% on any excess over $500 million
Mid Cap Growth Equity II Fund	0.75% on the first $2 billion; and
0.70% on any excess over $2 billion
Small Cap Growth Equity Fund	0.82% on the first $1 billion; and
0.80% on any excess over $1 billion

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
Diversified International Fund	0.90% on the first $250 million; and
0.88% on any excess over $250 million
Overseas Fund	1.00% on the first $750 million;
0.975% on the next $500 million; and
0.95% on any excess over $1.25 billion

(1)	Effective October 27, 2014, Metropolitan West Asset Management, LLC (“MetWest”) replaced Pacific Investment Management Company LLC as subadviser to the Fund.
(2)	Effective August 20, 2014, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) replaced Columbia Management Investment Advisers, LLC as co-subadviser to the Fund.
(3)	Effective May 1, 2014, Jackson Square Partners, LLC replaced Delaware Investments Fund Advisers as co-subadviser.
(4)	Effective March 28, 2014, Timberline Asset Management LLC was renamed to Montibus Capital Management LLC.

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Large Cap Value Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund*	N/A	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Focused Value Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid-Cap Value Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund*	N/A	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund*	N/A	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Equity II Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Growth Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified International Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund*	N/A	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

*	Prior to April 1, 2014, the administrative service fees per share class were as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	0.0200%	0.1700%	0.2900%	0.3700%	N/A	0.2200%	0.2200%
Strategic Bond Fund	N/A	0.0500%	0.1000%	0.2500%	0.2500%	N/A	0.3000%

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified Value Fund	N/A	0.0583%	0.1583%	0.2683%	0.3083%	N/A	0.3683%
Fundamental Value Fund	0.0700%	0.2729%	0.3129%	0.4629%	0.4629%	N/A	0.5129%
Large Cap Value Fund	N/A	0.0844%	0.1744%	0.3244%	0.3244%	N/A	0.3744%
S&P 500 Index Fund	0.0577%	0.1355%	0.3497%	0.3797%	N/A	0.4297%	0.4797%
Focused Value Fund	0.0700%	0.1844%	0.2844%	0.4344%	0.4344%	N/A	0.4844%
Fundamental Growth Fund	N/A	0.1629%	0.2029%	0.3529%	0.3529%	N/A	0.4029%
Blue Chip Growth Fund	N/A	0.0985%	0.1585%	0.3185%	0.3185%	N/A	0.3485%
Growth Opportunities Fund	0.0944%	0.2444%	0.3444%	0.4944%	0.4944%	N/A	0.5444%
Mid-Cap Value Fund	0.0800%	0.1000%	0.2000%	0.3500%	0.3500%	N/A	0.4000%
Small Cap Value Equity Fund	N/A	0.0500%	0.1500%	0.3000%	0.3000%	N/A	N/A
Small Company Value Fund	0.0600%	0.2493%	0.2893%	0.4393%	0.4393%	N/A	0.4893%
S&P Mid Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.4500%	N/A	N/A
Russell 2000 Small Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.4500%	N/A	N/A
Mid Cap Growth Equity II Fund	0.0600%	0.1844%	0.2744%	0.4244%	0.4244%	N/A	0.4744%
Small Cap Growth Equity Fund	0.0700%	0.1675%	0.3075%	0.4575%	0.4575%	N/A	0.5075%
Small Company Growth Fund	N/A	0.1591%	0.1991%	0.3491%	0.3491%	N/A	N/A
Diversified International Fund	N/A	0.0500%	0.1500%	0.3000%	0.3000%	N/A	N/A
MSCI EAFE International Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.4500%	N/A	N/A
Overseas Fund	0.0700%	0.3543%	0.4043%	0.4543%	0.4543%	N/A	0.5043%

MassMutual served as the Funds’ administrator pursuant to an administrative and shareholder services agreement with each Fund through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Large Cap Value Fund*	0.63%	0.73%	0.83%	0.93%	1.18%	1.08%	1.33%

Notes to Financial Statements (Continued)

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Fundamental Growth Fund*	0.70%	0.80%	0.90%	1.00%	1.25%	1.15%	1.40%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
Small Cap Value Equity Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
S&P Mid Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Small Company Growth Fund*	0.90%	1.00%	1.10%	1.20%	1.45%	1.35%	1.60%
Diversified International Fund*	0.90%	1.00%	1.10%	1.20%	1.45%	1.35%	1.60%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2015.

Prior to April 1, 2014, MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
S&P 500 Index Fund	0.08%	N/A	N/A	N/A	N/A	0.65%	0.95%
Blue Chip Growth Fund	N/A	0.76%	0.82%	0.98%	1.19%	N/A	1.51%
Mid-Cap Value Fund	N/A	0.85%	0.95%	1.10%	1.35%	N/A	1.65%
S&P Mid Cap Index Fund	0.19%	0.29%	0.44%	0.54%	0.84%	N/A	N/A
Russell 2000 Small Cap Index Fund	0.19%	0.29%	0.44%	0.54%	0.84%	N/A	N/A
Diversified International Fund	N/A	0.99%	1.09%	1.17%	1.42%	N/A	N/A
MSCI EAFE International Index Fund	0.23%	0.33%	0.48%	0.58%	0.88%	N/A	N/A

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective October 27, 2014, MML Advisers has contractually agreed to waive 0.05% of the advisory fee for each class of the Total Return Bond Fund.

Prior to April 1, 2014, MassMutual had contractually agreed to waive 0.15% of the advisory fee for each class of the Fundamental Value Fund, 0.02% of the advisory fee for each class of the Large Cap Value Fund, 0.05% of the advisory fee for each class of the S&P 500 Index Fund, 0.10% of the advisory fee for each class of the Focused Value Fund, 0.15% of the advisory fee for each class of the Growth Opportunities Fund, 0.08% of the advisory fee for each class of the Small Company Value Fund, 0.10% of the advisory fee for each class of the Mid Cap Growth Equity II Fund, 0.07% of the advisory fee for each class of the Small Cap Growth Equity Fund, and 0.31% of the advisory fee for each class of the Overseas Fund.

Prior to April 1, 2014, MassMutual had contractually agreed to waive 0.09% of the administrative and shareholder service fee for Class R5, and 0.03% of the administrative and shareholder service fee for Service Class, Administrative Class, Class A, and Class R3 of the Fundamental Growth Fund.

Prior to April 1, 2014, MassMutual had contractually agreed to waive 0.08% of the administrative and shareholder service fee for Class I of the Mid-Cap Value Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2014, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$14,033
Fundamental Value Fund	3,035
Large Cap Value Fund	55,039
Fundamental Growth Fund	5
Blue Chip Growth Fund	11,083
Growth Opportunities Fund	26,319
Mid-Cap Value Fund	38,467
Small Cap Value Equity Fund	6,647
Small Company Value Fund	61,731
Mid Cap Growth Equity II Fund	73,732
Small Cap Growth Equity Fund	128,641
Diversified International Fund	1,484
Overseas Fund	1,960

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2014:

Total % of Ownership by Related Party
Total Return Bond Fund	63.5%
Strategic Bond Fund	86.9%
Diversified Value Fund	54.7%
Fundamental Value Fund	80.9%
Large Cap Value Fund	94.9%
S&P 500 Index Fund	60.7%
Focused Value Fund	80.4%
Fundamental Growth Fund	93.4%
Blue Chip Growth Fund	82.4%
Growth Opportunities Fund	63.6%
Mid-Cap Value Fund	90.2%
Small Cap Value Equity Fund	73.0%

Notes to Financial Statements (Continued)

Total % of Ownership by Related Party
Small Company Value Fund	74.7%
S&P Mid Cap Index Fund	69.6%
Russell 2000 Small Cap Index Fund	63.8%
Mid Cap Growth Equity II Fund	67.3%
Small Cap Growth Equity Fund	58.6%
Small Company Growth Fund	79.3%
Diversified International Fund	37.3%
MSCI EAFE International Index Fund	82.9%
Overseas Fund	87.5%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$6,647,293,954	$1,000,643,410	$7,153,749,822	$851,489,290
Strategic Bond Fund	515,879,053	63,114,053	497,437,182	51,664,130
Diversified Value Fund	-	179,121,695	-	213,999,135
Fundamental Value Fund	-	285,289,017	-	340,082,931
Large Cap Value Fund	-	216,212,229	-	271,634,007
S&P 500 Index Fund	-	216,951,339	-	166,299,737
Focused Value Fund	-	295,121,486	-	312,464,800
Fundamental Growth Fund	-	88,365,409	-	80,197,679
Blue Chip Growth Fund	-	583,325,200	-	433,359,530
Growth Opportunities Fund	-	361,045,437	-	245,568,574
Mid-Cap Value Fund	-	174,050,496	-	180,710,245
Small Cap Value Equity Fund	-	37,451,513	-	32,673,326
Small Company Value Fund	-	179,147,503	-	266,419,580
S&P Mid Cap Index Fund	-	104,544,202	-	21,645,553
Russell 2000 Small Cap Index Fund	-	60,386,273	-	40,832,964
Mid Cap Growth Equity II Fund	-	603,965,968	-	656,177,682
Small Cap Growth Equity Fund	-	679,986,369	-	871,924,551
Small Company Growth Fund	-	47,542,796	-	53,672,479
Diversified International Fund	-	147,581,595	-	113,744,095
MSCI EAFE International Index Fund	-	133,276,150	-	63,085,585
Overseas Fund	-	315,920,822	-	262,009,922

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Total Return Bond Fund Class I
Sold	12,374,866	$128,094,390	13,753,784	$143,134,291
Issued as reinvestment of dividends	1,985,967	20,072,149	1,129,818	11,471,890
Redeemed	(10,405,206)	(108,314,023)	(14,992,054)	(154,630,880)

Net increase (decrease)	3,955,627	$39,852,516	(108,452)	$(24,699)

Total Return Bond Fund Class R5
Sold	4,657,971	$47,831,843	4,053,910	$42,779,245
Issued as reinvestment of dividends	663,072	6,695,507	439,966	4,462,843
Redeemed	(7,894,508)	(81,970,286)	(3,202,803)	(33,444,231)

Net increase (decrease)	(2,573,465)	$(27,442,936)	1,291,073	$13,797,857

Total Return Bond Fund Service Class
Sold	7,562,325	$77,582,745	7,370,066	$76,971,887
Issued as reinvestment of dividends	1,320,399	13,373,320	831,650	8,460,509
Redeemed	(12,670,588)	(131,605,604)	(18,695,524)	(194,354,103)

Net increase (decrease)	(3,787,864)	$(40,649,539)	(10,493,808)	$(108,921,707)

Total Return Bond Fund Administrative Class
Sold	2,556,239	$26,330,652	2,617,648	$26,949,998
Issued as reinvestment of dividends	368,207	3,707,342	250,007	2,528,324
Redeemed	(5,021,600)	(51,791,307)	(1,707,218)	(17,715,147)

Net increase (decrease)	(2,097,154)	$(21,753,313)	1,160,437	$11,763,175

Total Return Bond Fund Class A*
Sold	11,343	$116,031
Issued as reinvestment of dividends	408	4,130
Redeemed	-	-

Net increase (decrease)	11,751	$120,161

Total Return Bond Fund Class R4
Sold	3,733,242	$38,656,555	4,024,524	$42,259,105
Issued as reinvestment of dividends	1,558,586	15,800,276	961,442	9,788,244
Redeemed	(12,855,734)	(132,876,051)	(31,865,608)	(330,238,591)

Net increase (decrease)	(7,563,906)	$(78,419,220)	(26,879,642)	$(278,191,242)

Total Return Bond Fund Class R3
Sold	1,181,182	$12,129,982	1,645,496	$17,121,254
Issued as reinvestment of dividends	183,386	1,848,059	97,271	984,532
Redeemed	(1,301,597)	(13,439,309)	(1,134,222)	(11,766,300)

Net increase (decrease)	62,971	$538,732	608,545	$6,339,486

Strategic Bond Fund Class I*
Sold	6,168,645	$62,639,031
Issued as reinvestment of dividends	188,600	1,908,342
Redeemed	(957,212)	(9,950,212)

Net increase (decrease)	5,400,033	$54,597,161

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Strategic Bond Fund Class R5
Sold	1,561,380	$15,913,455	2,247,364	$22,988,263
Issued as reinvestment of dividends	138,486	1,402,720	299,031	2,942,463
Redeemed	(5,437,813)	(54,956,959)	(2,158,945)	(22,090,290)

Net increase (decrease)	(3,737,947)	$(37,640,784)	387,450	$3,840,436

Strategic Bond Fund Service Class
Sold	1,394,835	$14,309,448	2,107,853	$21,854,360
Issued as reinvestment of dividends	165,370	1,675,049	135,451	1,334,194
Redeemed	(346,261)	(3,586,076)	(853,300)	(8,748,139)

Net increase (decrease)	1,213,944	$12,398,421	1,390,004	$14,440,415

Strategic Bond Fund Administrative Class
Sold	1,468,557	$15,123,074	433,402	$4,374,849
Issued as reinvestment of dividends	81,888	827,689	43,560	428,199
Redeemed	(273,046)	(2,804,308)	(2,064,258)	(21,318,091)

Net increase (decrease)	1,277,399	$13,146,455	(1,587,296)	$(16,515,043)

Strategic Bond Fund Class A
Sold	926,824	$9,547,387	512,240	$5,296,393
Issued as reinvestment of dividends	95,974	969,209	96,635	948,955
Redeemed	(635,092)	(6,484,335)	(1,447,467)	(14,730,552)

Net increase (decrease)	387,706	$4,032,261	(838,592)	$(8,485,204)

Strategic Bond Fund Class R4*
Sold	9,950	$100,105
Issued as reinvestment of dividends	335	3,382
Redeemed	- +	(4)

Net increase (decrease)	10,285	$103,483

Strategic Bond Fund Class R3
Sold	103,970	$1,071,210	26,207	$265,085
Issued as reinvestment of dividends	6,142	61,516	2,786	27,214
Redeemed	(13,225)	(134,917)	(39,213)	(395,606)

Net increase (decrease)	96,887	$997,809	(10,220)	$(103,307)

Diversified Value Fund Class I*
Sold	7,567,056	$106,623,048
Issued as reinvestment of dividends	132,204	1,894,736
Redeemed	(1,112,784)	(16,114,820)

Net increase (decrease)	6,586,476	$92,402,964

Diversified Value Fund Class R5
Sold	2,601,260	$36,426,859	4,979,556	$58,485,685
Issued as reinvestment of dividends	306,886	4,403,852	287,273	3,756,500
Redeemed	(11,371,523)	(159,281,963)	(4,980,006)	(61,522,330)

Net increase (decrease)	(8,463,377)	$(118,451,252)	286,823	$719,855

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Diversified Value Fund Service Class
Sold	177,927	$2,534,210	472,665	$5,645,264
Issued as reinvestment of dividends	19,836	284,578	17,496	228,948
Redeemed	(717,568)	(9,501,946)	(688,434)	(7,895,247)

Net increase (decrease)	(519,805)	$(6,683,158)	(198,273)	$(2,021,035)

Diversified Value Fund Administrative Class
Sold	222,790	$3,252,863	363,468	$4,590,142
Issued as reinvestment of dividends	10,984	158,192	3,329	43,729
Redeemed	(172,479)	(2,394,920)	(532,119)	(6,429,878)

Net increase (decrease)	61,295	$1,016,135	(165,322)	$(1,796,007)

Diversified Value Fund Class A
Sold	270,051	$3,840,176	388,610	$4,582,023
Issued as reinvestment of dividends	22,872	328,416	14,461	188,916
Redeemed	(498,077)	(7,136,792)	(976,817)	(11,940,394)

Net increase (decrease)	(205,154)	$(2,968,200)	(573,746)	$(7,169,455)

Diversified Value Fund Class R4*
Sold	7,222	$100,105
Issued as reinvestment of dividends	125	1,789
Redeemed	- +	(4)

Net increase (decrease)	7,347	$101,890

Diversified Value Fund Class R3
Sold	1,265	$17,826	1,378	$16,315
Issued as reinvestment of dividends	172	2,482	52	678
Redeemed	(647)	(9,378)	(2,005)	(24,112)

Net increase (decrease)	790	$10,930	(575)	$(7,119)

Fundamental Value Fund Class I
Sold	11,726,504	$163,135,040	3,502,660	$47,143,591
Issued as reinvestment of dividends	2,303,702	31,495,322	1,808,329	23,652,942
Redeemed	(4,479,246)	(63,154,301)	(3,634,819)	(49,286,011)

Net increase (decrease)	9,550,960	$131,476,061	1,676,170	$21,510,522

Fundamental Value Fund Class R5
Sold	5,401,394	$76,019,451	4,600,246	$59,579,209
Issued as reinvestment of dividends	3,167,073	43,482,460	3,592,646	47,135,521
Redeemed	(7,996,876)	(113,228,906)	(11,182,695)	(149,560,044)

Net increase (decrease)	571,591	$6,273,005	(2,989,803)	$(42,845,314)

Fundamental Value Fund Service Class
Sold	2,001,363	$28,233,572	3,002,558	$38,179,372
Issued as reinvestment of dividends	1,172,410	16,033,245	1,388,327	18,173,206
Redeemed	(3,458,729)	(48,171,091)	(3,148,461)	(42,365,058)

Net increase (decrease)	(284,956)	$(3,904,274)	1,242,424	$13,987,520

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Fundamental Value Fund Administrative Class
Sold	1,820,385	$25,427,872	2,297,749	$30,529,398
Issued as reinvestment of dividends	715,302	9,858,080	909,553	11,951,527
Redeemed	(4,053,689)	(57,705,459)	(2,999,315)	(38,115,814)

Net increase (decrease)	(1,518,002)	$(22,419,507)	207,987	$4,365,111

Fundamental Value Fund Class A
Sold	1,086,897	$15,133,078	2,486,055	$31,882,449
Issued as reinvestment of dividends	1,199,791	16,363,720	1,759,506	22,908,771
Redeemed	(6,932,280)	(96,333,318)	(13,573,774)	(185,115,703)

Net increase (decrease)	(4,645,592)	$(64,836,520)	(9,328,213)	$(130,324,483)

Fundamental Value Fund Class R4*
Sold	7,285	$100,105
Issued as reinvestment of dividends	598	8,123
Redeemed	- +	(4)

Net increase (decrease)	7,883	$108,224

Fundamental Value Fund Class R3
Sold	20,949	$280,684	15,807	$204,082
Issued as reinvestment of dividends	6,619	89,543	7,869	101,897
Redeemed	(49,393)	(682,475)	(9,130)	(121,283)

Net increase (decrease)	(21,825)	$(312,248)	14,546	$184,696

Large Cap Value Fund Class I*
Sold	16,338,285	$158,815,916
Issued as reinvestment of dividends	2,967,180	24,081,651
Redeemed	(1,328,513)	(12,830,215)

Net increase (decrease)	17,976,952	$170,067,352

Large Cap Value Fund Class R5
Sold	1,727,304	$16,372,761	2,970,686	$26,533,756
Issued as reinvestment of dividends	3,422,426	27,854,550	2,725,963	25,050,796
Redeemed	(19,999,251)	(195,042,573)	(13,049,270)	(120,506,910)

Net increase (decrease)	(14,849,521)	$(150,815,262)	(7,352,621)	$(68,922,358)

Large Cap Value Fund Service Class
Sold	272,500	$2,616,460	905,740	$8,291,561
Issued as reinvestment of dividends	270,035	2,211,761	273,264	2,513,958
Redeemed	(2,583,385)	(25,270,397)	(865,640)	(7,810,359)

Net increase (decrease)	(2,040,850)	$(20,442,176)	313,364	$2,995,160

Large Cap Value Fund Administrative Class
Sold	244,875	$2,301,666	701,899	$6,525,035
Issued as reinvestment of dividends	498,751	4,052,167	219,852	2,015,954
Redeemed	(773,823)	(7,386,418)	(3,224,752)	(27,734,890)

Net increase (decrease)	(30,197)	$(1,032,585)	(2,303,001)	$(19,193,901)

Large Cap Value Fund Class A
Sold	309,369	$2,953,813	386,520	$3,479,576
Issued as reinvestment of dividends	1,064,648	8,644,653	511,485	4,684,801
Redeemed	(2,259,924)	(20,798,349)	(2,868,184)	(26,011,699)

Net increase (decrease)	(885,907)	$(9,199,883)	(1,970,179)	$(17,847,322)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Large Cap Value Fund Class R4*
Sold	10,438	$100,100
Issued as reinvestment of dividends	2,039	16,468
Redeemed	-	-

Net increase (decrease)	12,477	$116,568

Large Cap Value Fund Class R3
Sold	1,823	$17,651	1,375	$12,202
Issued as reinvestment of dividends	1,942	15,465	866	7,810
Redeemed	(4,434)	(42,275)	(5,166)	(44,625)

Net increase (decrease)	(669)	$(9,159)	(2,925)	$(24,613)

S&P 500 Index Fund Class I
Sold	12,183,415	$217,601,722	18,051,451	$280,265,844
Issued as reinvestment of dividends	1,221,280	21,873,108	701,861	11,517,517
Redeemed	(5,634,441)	(99,926,880)	(951,068)	(14,944,509)

Net increase (decrease)	7,770,254	$139,547,950	17,802,244	$276,838,852

S&P 500 Index Fund Class R5
Sold	7,198,904	$128,426,647	12,423,486	$189,480,991
Issued as reinvestment of dividends	2,092,279	37,535,493	1,540,728	25,329,514
Redeemed	(14,242,495)	(256,137,157)	(17,973,512)	(276,583,761)

Net increase (decrease)	(4,951,312)	$(90,175,017)	(4,009,298)	$(61,773,256)

S&P 500 Index Fund Service Class
Sold	8,697,056	$155,811,713	7,846,877	$120,753,517
Issued as reinvestment of dividends	1,482,031	26,632,100	868,224	14,299,618
Redeemed	(6,354,912)	(115,441,223)	(11,973,795)	(185,737,359)

Net increase (decrease)	3,824,175	$67,002,590	(3,258,694)	$(50,684,224)

S&P 500 Index Fund Administrative Class**
Sold	6,678,377	$118,523,155	4,701,978	$71,998,259
Issued - merger	9,172,137	156,751,820	-	-
Issued as reinvestment of dividends	1,110,393	19,720,586	492,958	8,030,269
Redeemed	(6,537,496)	(117,420,416)	(5,799,776)	(88,788,852)

Net increase (decrease)	10,423,411	$177,575,145	(604,840)	$(8,760,324)

S&P 500 Index Fund Class L**
Sold	471,818	$7,946,754	4,837,227	$71,484,794
Issued as reinvestment of dividends	-	-	220,588	3,595,570
Redeemed	(1,457,981)	(24,202,166)	(16,144,515)	(251,645,188)
Redemptions-merger	(9,167,924)	(156,751,820)	-	-

Net increase (decrease)	(10,154,087)	$(173,007,232)	(11,086,700)	$(176,564,824)

S&P 500 Index Fund Class A*
Sold	181,606	$3,338,659
Issued as reinvestment of dividends	216	3,797
Redeemed	-	-

Net increase (decrease)	181,822	$3,342,456

S&P 500 Index Fund Class R4
Sold	4,939,611	$86,075,620	5,068,579	$76,083,132
Issued as reinvestment of dividends	1,069,986	18,863,853	732,313	11,841,476
Redeemed	(7,986,542)	(141,390,149)	(3,648,746)	(56,042,291)

Net increase (decrease)	(1,976,945)	$(36,450,676)	2,152,146	$31,882,317

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

S&P 500 Index Fund Class R3
Sold	94,950	$1,680,895	72,480	$1,076,363
Issued as reinvestment of dividends	11,779	205,539	5,887	94,321
Redeemed	(197,798)	(3,552,477)	(80,382)	(1,206,766)

Net increase (decrease)	(91,069)	$(1,666,043)	(2,015)	$(36,082)

Focused Value Fund Class I
Sold	2,959,862	$70,759,031	1,928,271	$43,359,209
Issued as reinvestment of dividends	1,319,420	29,283,066	753,106	17,073,619
Redeemed	(1,633,311)	(38,578,137)	(1,962,278)	(44,932,382)

Net increase (decrease)	2,645,971	$61,463,960	719,099	$15,500,446

Focused Value Fund Class R5
Sold	2,212,211	$53,299,969	2,308,453	$51,394,369
Issued as reinvestment of dividends	1,993,602	44,464,918	1,451,720	32,964,044
Redeemed	(2,920,057)	(68,731,101)	(4,350,133)	(100,235,602)

Net increase (decrease)	1,285,756	$29,033,786	(589,960)	$(15,877,189)

Focused Value Fund Service Class
Sold	1,123,541	$26,831,292	1,346,835	$29,933,532
Issued as reinvestment of dividends	607,080	13,377,310	443,684	9,982,604
Redeemed	(1,608,468)	(37,541,420)	(674,828)	(15,274,303)

Net increase (decrease)	122,153	$2,667,182	1,115,691	$24,641,833

Focused Value Fund Administrative Class
Sold	1,179,417	$27,632,533	1,342,005	$29,742,538
Issued as reinvestment of dividends	709,989	15,552,785	477,868	10,675,075
Redeemed	(1,457,633)	(34,171,997)	(1,211,123)	(26,799,506)

Net increase (decrease)	431,773	$9,013,321	608,750	$13,618,107

Focused Value Fund Class A
Sold	1,140,675	$25,757,217	1,351,135	$29,375,005
Issued as reinvestment of dividends	1,409,894	30,021,703	1,028,885	22,450,404
Redeemed	(1,801,589)	(41,039,845)	(1,468,681)	(31,752,882)

Net increase (decrease)	748,980	$14,739,075	911,339	$20,072,527

Focused Value Fund Class R4*
Sold	4,499	$100,105
Issued as reinvestment of dividends	726	15,429
Redeemed	- +	(4)

Net increase (decrease)	5,225	$115,530

Focused Value Fund Class R3
Sold	10,930	$239,546	6,369	$136,005
Issued as reinvestment of dividends	4,701	96,559	3,564	75,530
Redeemed	(14,745)	(329,618)	(3,203)	(69,060)

Net increase (decrease)	886	$6,487	6,730	$142,475

Fundamental Growth Fund Class I*
Sold	11,000,743	$94,182,688
Issued as reinvestment of dividends	1,266,055	10,181,561
Redeemed	(1,707,430)	(14,926,140)

Net increase (decrease)	10,559,368	$89,438,109

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Fundamental Growth Fund Class R5
Sold	936,174	$7,936,420	2,392,074	$18,217,741
Issued as reinvestment of dividends	305,142	2,460,188	475,901	3,826,185
Redeemed	(8,993,364)	(76,816,211)	(3,704,163)	(28,632,029)

Net increase (decrease)	(7,752,048)	$(66,419,603)	(836,188)	$(6,588,103)

Fundamental Growth Fund Service Class
Sold	182,881	$1,533,069	242,734	$1,804,214
Issued as reinvestment of dividends	102,126	811,176	33,310	264,472
Redeemed	(168,157)	(1,420,613)	(150,494)	(1,124,465)

Net increase (decrease)	116,850	$923,632	125,550	$944,221

Fundamental Growth Fund Administrative Class
Sold	429,271	$3,599,551	413,586	$3,049,964
Issued as reinvestment of dividends	179,970	1,405,019	60,528	473,320
Redeemed	(731,559)	(6,051,325)	(738,575)	(5,434,707)

Net increase (decrease)	(122,318)	$(1,046,755)	(264,461)	$(1,911,423)

Fundamental Growth Fund Class A
Sold	588,039	$4,683,491	755,704	$5,420,074
Issued as reinvestment of dividends	380,934	2,879,218	138,924	1,054,418
Redeemed	(840,876)	(6,834,024)	(555,005)	(4,045,405)

Net increase (decrease)	128,097	$728,685	339,623	$2,429,087

Fundamental Growth Fund Class R4*
Sold	12,591	$100,105
Issued as reinvestment of dividends	1,787	13,481
Redeemed	- +	(4)

Net increase (decrease)	14,378	$113,582

Fundamental Growth Fund Class R3
Sold	19,699	$153,507	17,425	$121,649
Issued as reinvestment of dividends	4,521	32,814	859	6,314
Redeemed	(45,708)	(341,723)	(37,248)	(267,741)

Net increase (decrease)	(21,488)	$(155,402)	(18,964)	$(139,778)

Blue Chip Growth Fund Class I*
Sold	15,826,162	$278,717,462
Issued as reinvestment of dividends	1,084,756	18,256,444
Redeemed	(1,324,507)	(23,460,463)

Net increase (decrease)	15,586,411	$273,513,443

Blue Chip Growth Fund Class R5
Sold	13,966,347	$237,511,545	4,774,070	$71,966,885
Issued as reinvestment of dividends	2,244,422	37,728,727	1,915,215	31,321,296
Redeemed	(14,766,902)	(257,263,758)	(7,427,117)	(110,862,716)

Net increase (decrease)	1,443,867	$17,976,514	(737,832)	$(7,574,535)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Service Class
Sold	1,201,709	$20,533,484	2,261,924	$34,606,663
Issued as reinvestment of dividends	654,157	10,930,968	695,710	11,315,198
Redeemed	(3,823,221)	(66,915,590)	(1,867,966)	(27,711,399)

Net increase (decrease)	(1,967,355)	$(35,451,138)	1,089,668	$18,210,462

Blue Chip Growth Fund Administrative Class
Sold	2,797,805	$47,462,078	2,373,156	$34,566,468
Issued as reinvestment of dividends	1,104,412	18,266,974	897,231	14,476,149
Redeemed	(2,926,568)	(49,879,617)	(14,008,896)	(211,711,690)

Net increase (decrease)	975,649	$15,849,435	(10,738,509)	$(162,669,073)

Blue Chip Growth Fund Class A
Sold	1,435,111	$23,726,637	1,513,088	$22,174,409
Issued as reinvestment of dividends	710,681	11,392,210	745,070	11,708,339
Redeemed	(3,784,449)	(62,211,123)	(2,408,555)	(35,491,198)

Net increase (decrease)	(1,638,657)	$(27,092,276)	(150,397)	$(1,608,450)

Blue Chip Growth Fund Class R4*
Sold	43,785	$772,937
Issued as reinvestment of dividends	3,387	54,367
Redeemed	(2)	(30)

Net increase (decrease)	47,170	$827,274

Blue Chip Growth Fund Class R3
Sold	52,019	$786,953	4,899	$73,024
Issued as reinvestment of dividends	5,002	76,884	4,087	61,904
Redeemed	(61,524)	(967,817)	(8,122)	(110,909)

Net increase (decrease)	(4,503)	$(103,980)	864	$24,019

Growth Opportunities Fund Class I
Sold	15,383,010	$179,452,094	5,643,165	$60,271,604
Issued as reinvestment of dividends	1,574,099	18,343,315	883,271	9,670,057
Redeemed	(3,102,295)	(36,629,897)	(2,749,643)	(28,845,031)

Net increase (decrease)	13,854,814	$161,165,512	3,776,793	$41,096,630

Growth Opportunities Fund Class R5
Sold	3,770,649	$44,509,774	3,941,978	$38,763,395
Issued as reinvestment of dividends	1,383,377	16,052,750	2,136,705	23,305,578
Redeemed	(11,999,938)	(140,501,582)	(6,392,009)	(65,433,419)

Net increase (decrease)	(6,845,912)	$(79,939,058)	(313,326)	$(3,364,446)

Growth Opportunities Fund Service Class
Sold	6,568,226	$73,875,210	2,910,350	$28,554,364
Issued as reinvestment of dividends	830,060	9,465,425	542,295	5,832,846
Redeemed	(1,395,197)	(15,953,684)	(990,047)	(9,928,658)

Net increase (decrease)	6,003,089	$67,386,951	2,462,598	$24,458,552

Growth Opportunities Fund Administrative Class
Sold	4,201,422	$47,493,854	2,839,073	$27,825,233
Issued as reinvestment of dividends	807,443	8,996,527	745,407	7,844,028
Redeemed	(2,142,511)	(23,789,962)	(3,450,391)	(34,361,525)

Net increase (decrease)	2,866,354	$32,700,419	134,089	$1,307,736

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Growth Opportunities Fund Class A
Sold	2,729,944	$29,479,935	4,371,222	$40,469,007
Issued as reinvestment of dividends	1,087,780	11,605,518	1,230,577	12,468,783
Redeemed	(3,340,778)	(36,141,174)	(1,967,121)	(18,869,030)

Net increase (decrease)	476,946	$4,944,279	3,634,678	$34,068,760

Growth Opportunities Fund Class R4*
Sold	9,470	$100,105
Issued as reinvestment of dividends	660	7,042
Redeemed	- +	(4)

Net increase (decrease)	10,130	$107,143

Growth Opportunities Fund Class R3
Sold	9,264	$93,791	282	$2,510
Issued as reinvestment of dividends	297	3,016	230	2,227
Redeemed	(172)	(1,852)	(723)	(7,146)

Net increase (decrease)	9,389	$94,955	(211)	$(2,409)

Mid-Cap Value Fund Class I
Sold	5,107,947	$78,295,165	1,226,302	$15,854,124
Issued as reinvestment of dividends	232,903	3,409,347	56,201	801,273
Redeemed	(1,233,919)	(18,822,248)	(3,554,034)	(46,127,217)

Net increase (decrease)	4,106,931	$62,882,264	(2,271,531)	$(29,471,820)

Mid-Cap Value Fund Class R5
Sold	557,851	$8,455,919	1,678,185	$21,705,024
Issued as reinvestment of dividends	31,721	467,641	65,122	930,260
Redeemed	(4,962,038)	(75,648,879)	(1,209,943)	(15,992,364)

Net increase (decrease)	(4,372,466)	$(66,725,319)	533,364	$6,642,920

Mid-Cap Value Fund Service Class
Sold	259,718	$3,815,460	69,720	$895,619
Issued as reinvestment of dividends	8,071	118,452	1,869	26,694
Redeemed	(114,313)	(1,731,914)	(48,339)	(622,515)

Net increase (decrease)	153,476	$2,201,998	23,250	$299,798

Mid-Cap Value Fund Administrative Class
Sold	43,178	$662,050	77,742	$983,355
Issued as reinvestment of dividends	1,676	24,791	2,616	37,582
Redeemed	(258,124)	(3,815,002)	(109,992)	(1,410,424)

Net increase (decrease)	(213,270)	$(3,128,161)	(29,634)	$(389,487)

Mid-Cap Value Fund Class A
Sold	89,166	$1,331,325	185,114	$2,384,136
Issued as reinvestment of dividends	7,974	116,959	3,033	43,205
Redeemed	(134,702)	(2,040,468)	(168,144)	(2,170,437)

Net increase (decrease)	(37,562)	$(592,184)	20,003	$256,904

Mid-Cap Value Fund Class R4*
Sold	6,668	$100,106
Issued as reinvestment of dividends	161	2,351
Redeemed	- +	(4)

Net increase (decrease)	6,829	$102,453

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Mid-Cap Value Fund Class R3
Sold	578	$8,687	978	$12,116
Issued as reinvestment of dividends	138	2,017	26	367
Redeemed	(254)	(3,894)	(1,349)	(18,160)

Net increase (decrease)	462	$6,810	(345)	$(5,677)

Small Cap Value Equity Fund Class I*
Sold	4,578,495	$69,867,656
Issued as reinvestment of dividends	27,368	410,790
Redeemed	(764,448)	(11,543,349)

Net increase (decrease)	3,841,415	$58,735,097

Small Cap Value Equity Fund Class R5
Sold	821,569	$12,258,579	1,473,132	$19,295,976
Issued as reinvestment of dividends	37,367	561,623	42,727	617,830
Redeemed	(3,910,279)	(59,777,640)	(3,065,163)	(39,648,458)

Net increase (decrease)	(3,051,343)	$(46,957,438)	(1,549,304)	$(19,734,652)

Small Cap Value Equity Fund Service Class
Sold	68,762	$1,003,370	231,781	$2,820,930
Issued as reinvestment of dividends	218	3,287	1,274	18,436
Redeemed	(328,514)	(4,936,520)	(177,968)	(2,290,165)

Net increase (decrease)	(259,534)	$(3,929,863)	55,087	$549,201

Small Cap Value Equity Fund Administrative Class
Sold	46,458	$689,385	184,114	$2,435,248
Issued as reinvestment of dividends	958	14,370	605	8,740
Redeemed	(99,293)	(1,479,025)	(130,783)	(1,635,204)

Net increase (decrease)	(51,877)	$(775,270)	53,936	$808,784

Small Cap Value Equity Fund Class A
Sold	76,932	$1,140,711	174,215	$2,206,629
Issued as reinvestment of dividends	677	10,138	164	2,362
Redeemed	(104,823)	(1,547,251)	(220,702)	(2,904,973)

Net increase (decrease)	(27,214)	$(396,402)	(46,323)	$(695,982)

Small Cap Value Equity Fund Class R4*
Sold	6,664	$100,105
Issued as reinvestment of dividends	25	374
Redeemed	- +	(4)

Net increase (decrease)	6,689	$100,475

Small Cap Value Equity Fund Class R3*
Sold	6,657	$100,002
Issued as reinvestment of dividends	13	187
Redeemed	- +	(2)

Net increase (decrease)	6,670	$100,187

Small Cap Value Equity Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(10)	(130)

Net increase (decrease)			(10)	$(130)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Small Company Value Fund Class I
Sold	1,827,234	$29,756,367	2,679,586	$43,106,993
Issued as reinvestment of dividends	1,438,057	19,910,627	907,117	14,378,790
Redeemed	(1,754,954)	(28,559,990)	(1,221,342)	(19,482,041)

Net increase (decrease)	1,510,337	$21,107,004	2,365,361	$38,003,742

Small Company Value Fund Class R5
Sold	1,017,860	$16,761,642	1,571,627	$24,849,547
Issued as reinvestment of dividends	2,239,865	31,154,942	1,828,521	29,066,765
Redeemed	(4,269,944)	(71,440,100)	(4,453,914)	(71,881,915)

Net increase (decrease)	(1,012,219)	$(23,523,516)	(1,053,766)	$(17,965,603)

Small Company Value Fund Service Class
Sold	561,088	$9,174,062	577,677	$9,000,768
Issued as reinvestment of dividends	411,998	5,708,369	318,590	5,047,913
Redeemed	(1,084,179)	(17,628,320)	(590,924)	(9,601,171)

Net increase (decrease)	(111,093)	$(2,745,889)	305,343	$4,447,510

Small Company Value Fund Administrative Class
Sold	388,906	$6,337,834	503,156	$7,935,206
Issued as reinvestment of dividends	277,700	3,813,989	259,768	4,076,915
Redeemed	(1,156,543)	(18,669,429)	(1,163,936)	(18,208,680)

Net increase (decrease)	(489,937)	$(8,517,606)	(401,012)	$(6,196,559)

Small Company Value Fund Class A
Sold	195,593	$3,089,638	717,338	$10,957,079
Issued as reinvestment of dividends	514,007	6,917,804	439,630	6,776,343
Redeemed	(1,301,329)	(20,357,321)	(4,793,082)	(78,026,324)

Net increase (decrease)	(591,729)	$(10,349,879)	(3,636,114)	$(60,292,902)

Small Company Value Fund Class R4*
Sold	6,153	$100,100
Issued as reinvestment of dividends	1,156	15,463
Redeemed	-	-

Net increase (decrease)	7,309	$115,563

Small Company Value Fund Class R3
Sold	994	$14,998	720	$10,869
Issued as reinvestment of dividends	2,063	26,603	1,498	22,321
Redeemed	(9,726)	(135,815)	(463)	(7,302)

Net increase (decrease)	(6,669)	$(94,214)	1,755	$25,888

S&P Mid Cap Index Fund Class I
Sold	4,865,632	$62,508,918	3,626,503	$47,323,245
Issued as reinvestment of dividends	443,356	5,601,604	1,128,317	13,624,924
Redeemed	(1,788,217)	(23,223,691)	(5,172,556)	(71,590,283)

Net increase (decrease)	3,520,771	$44,886,831	(417,736)	$(10,642,114)

S&P Mid Cap Index Fund Class R5
Sold	441,605	$5,760,583	454,473	$5,889,993
Issued as reinvestment of dividends	16,103	202,481	71,836	866,633
Redeemed	(500,577)	(6,440,896)	(63,549)	(829,560)

Net increase (decrease)	(42,869)	$(477,832)	462,760	$5,927,066

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

S&P Mid Cap Index Fund Service Class
Sold	781,222	$10,189,485	228,781	$3,134,419
Issued as reinvestment of dividends	36,382	456,050	38,283	460,630
Redeemed	(118,798)	(1,522,099)	(29,587)	(409,114)

Net increase (decrease)	698,806	$9,123,436	237,477	$3,185,935

S&P Mid Cap Index Fund Administrative Class**
Sold	2,094,656	$27,235,166	837,661	$10,704,922
Issued - merger	820,869	10,498,909	-	-
Issued as reinvestment of dividends	121,693	1,529,901	150,904	1,816,197
Redeemed	(772,420)	(9,567,914)	(62,513)	(822,277)

Net increase (decrease)	2,264,798	$29,696,062	926,052	$11,698,842

S&P Mid Cap Index Fund Class L**
Sold	129,514	$1,609,378	690,511	$9,326,127
Issued as reinvestment of dividends	-	-	117,509	1,412,629
Redeemed	(91,804)	(1,152,071)	(38,709)	(525,167)
Redemptions-merger	(822,022)	(10,498,909)	-	-

Net increase (decrease)	(784,312)	$(10,041,602)	769,311	$10,213,589

S&P Mid Cap Index Fund Class A
Sold	1,646,529	$21,078,704	695,254	$8,906,174
Issued as reinvestment of dividends	77,453	974,088	106,038	1,276,101
Redeemed	(243,502)	(3,113,435)	(90,596)	(1,211,505)

Net increase (decrease)	1,480,480	$18,939,357	710,696	$8,970,770

S&P Mid Cap Index Fund Class R4*
Sold	12,384	$158,744
Issued as reinvestment of dividends	345	4,339
Redeemed	(2,583)	(34,357)

Net increase (decrease)	10,146	$128,726

S&P Mid Cap Index Fund Class R3*
Sold	10,583	$134,566
Issued as reinvestment of dividends	286	3,594
Redeemed	- +	(2)

Net increase (decrease)	10,869	$138,158

Russell 2000 Small Cap Index Fund Class I
Sold	2,967,260	$38,418,209	2,688,800	$35,172,674
Issued as reinvestment of dividends	918,237	10,863,772	769,158	9,782,190
Redeemed	(2,824,660)	(36,721,735)	(4,449,855)	(59,933,988)

Net increase (decrease)	1,060,837	$12,560,246	(991,897)	$(14,979,124)

Russell 2000 Small Cap Index Fund Class R5
Sold	301,116	$3,811,858	925,327	$12,168,221
Issued as reinvestment of dividends	40,875	484,081	126,651	1,607,287
Redeemed	(978,898)	(12,841,630)	(70,463)	(951,307)

Net increase (decrease)	(636,907)	$(8,545,691)	981,515	$12,824,201

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Russell 2000 Small Cap Index Fund Service Class
Sold	566,910	$7,179,345	756,333	$10,527,755
Issued as reinvestment of dividends	58,611	685,886	108,326	1,371,512
Redeemed	(167,405)	(2,118,634)	(800,669)	(10,529,474)

Net increase (decrease)	458,116	$5,746,597	63,990	$1,369,793

Russell 2000 Small Cap Index Fund Administrative Class**
Sold	1,165,732	$15,049,179	527,847	$6,563,979
Issued - merger	568,246	7,694,053	-	-
Issued as reinvestment of dividends	237,105	2,801,944	72,422	919,646
Redeemed	(438,195)	(5,450,508)	(38,270)	(511,299)

Net increase (decrease)	1,532,888	$20,094,668	561,999	$6,972,326

Russell 2000 Small Cap Index Fund Class L**
Sold	151,470	$1,967,808	387,270	$5,210,333
Issued as reinvestment of dividends	-	-	54,722	692,058
Redeemed	(18,994)	(252,140)	(20,068)	(270,872)
Redemptions-merger	(570,377)	(7,694,053)	-	-

Net increase (decrease)	(437,901)	$(5,978,385)	421,924	$5,631,519

Russell 2000 Small Cap Index Fund Class A
Sold	971,480	$12,592,987	400,089	$5,045,763
Issued as reinvestment of dividends	135,865	1,596,280	51,213	648,582
Redeemed	(267,863)	(3,451,001)	(39,610)	(519,903)

Net increase (decrease)	839,482	$10,738,266	411,692	$5,174,442

Russell 2000 Small Cap Index Fund Class R4*
Sold	12,594	$164,043
Issued as reinvestment of dividends	1,212	14,257
Redeemed	(1,405)	(18,223)

Net increase (decrease)	12,401	$160,077

Russell 2000 Small Cap Index Fund Class R3*
Sold	10,426	$135,368
Issued as reinvestment of dividends	951	11,206
Redeemed	- +	(2)

Net increase (decrease)	11,377	$146,572

Mid Cap Growth Equity II Fund Class I
Sold	7,485,967	$143,812,519	4,445,998	$77,333,692
Issued as reinvestment of dividends	2,417,129	43,786,734	1,620,418	28,897,423
Redeemed	(2,482,100)	(47,728,838)	(2,188,296)	(38,659,382)

Net increase (decrease)	7,420,996	$139,870,415	3,878,120	$67,571,733

Mid Cap Growth Equity II Fund Class R5
Sold	5,660,180	$109,032,215	4,206,849	$74,898,543
Issued as reinvestment of dividends	3,765,351	67,957,371	3,186,422	56,638,118
Redeemed	(4,439,917)	(84,355,158)	(6,817,344)	(118,841,020)

Net increase (decrease)	4,985,614	$92,634,428	575,927	$12,695,641

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Mid Cap Growth Equity II Fund Service Class
Sold	1,932,089	$36,118,849	2,627,288	$45,398,829
Issued as reinvestment of dividends	1,425,010	25,305,083	1,552,676	27,213,847
Redeemed	(4,810,810)	(90,597,474)	(3,374,592)	(60,287,752)

Net increase (decrease)	(1,453,711)	$(29,173,542)	805,372	$12,324,924

Mid Cap Growth Equity II Fund Administrative Class
Sold	2,414,538	$44,334,771	1,921,072	$32,598,699
Issued as reinvestment of dividends	2,325,776	40,024,588	2,275,984	38,826,831
Redeemed	(5,847,490)	(107,224,067)	(4,600,136)	(78,197,967)

Net increase (decrease)	(1,107,176)	$(22,864,708)	(403,080)	$(6,772,437)

Mid Cap Growth Equity II Fund Class A
Sold	1,246,539	$21,682,463	1,331,338	$21,542,129
Issued as reinvestment of dividends	2,235,160	36,490,476	2,187,780	35,689,859
Redeemed	(4,064,481)	(70,792,839)	(8,592,180)	(143,642,525)

Net increase (decrease)	(582,782)	$(12,619,900)	(5,073,062)	$(86,410,537)

Mid Cap Growth Equity II Fund Class R4*
Sold	153,205	$2,820,147
Issued as reinvestment of dividends	17,280	278,894
Redeemed	(70)	(1,205)

Net increase (decrease)	170,415	$3,097,836

Mid Cap Growth Equity II Fund Class R3
Sold	45,787	$767,482	18,065	$284,395
Issued as reinvestment of dividends	20,573	317,456	14,897	231,834
Redeemed	(40,501)	(660,997)	(51,255)	(825,131)

Net increase (decrease)	25,859	$423,941	(18,293)	$(308,902)

Small Cap Growth Equity Fund Class I
Sold	18,600,163	$362,383,605	3,987,350	$72,104,147
Issued as reinvestment of dividends	6,094,282	97,729,693	1,882,886	34,384,646
Redeemed	(5,180,570)	(96,976,985)	(2,383,876)	(45,505,297)

Net increase (decrease)	19,513,875	$363,136,313	3,486,360	$60,983,496

Small Cap Growth Equity Fund Class R5
Sold	1,776,976	$33,356,696	4,723,077	$86,633,321
Issued as reinvestment of dividends	2,517,284	40,227,761	4,627,400	84,174,946
Redeemed	(21,553,594)	(416,183,600)	(9,165,858)	(167,955,425)

Net increase (decrease)	(17,259,334)	$(342,599,143)	184,619	$2,852,842

Small Cap Growth Equity Fund Service Class
Sold	717,979	$13,192,895	954,284	$17,058,243
Issued as reinvestment of dividends	503,951	7,757,014	675,316	11,953,451
Redeemed	(2,877,813)	(53,697,974)	(1,382,119)	(25,084,607)

Net increase (decrease)	(1,655,883)	$(32,748,065)	247,481	$3,927,087

Small Cap Growth Equity Fund Administrative Class
Sold	189,985	$3,317,177	494,669	$8,538,545
Issued as reinvestment of dividends	422,009	6,266,247	382,194	6,568,617
Redeemed	(1,005,524)	(17,751,888)	(1,960,453)	(35,193,089)

Net increase (decrease)	(393,530)	$(8,168,464)	(1,083,590)	$(20,085,927)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Small Cap Growth Equity Fund Class A
Sold	380,419	$6,352,602	701,267	$11,723,841
Issued as reinvestment of dividends	885,377	12,281,354	706,736	11,526,808
Redeemed	(1,495,640)	(24,866,641)	(1,568,491)	(26,157,725)

Net increase (decrease)	(229,844)	$(6,232,685)	(160,488)	$(2,907,076)

Small Cap Growth Equity Fund Class R4*
Sold	5,847	$100,100
Issued as reinvestment of dividends	1,584	21,949
Redeemed	-	-

Net increase (decrease)	7,431	$122,049

Small Cap Growth Equity Fund Class R3
Sold	1,621	$25,446	13,566	$212,148
Issued as reinvestment of dividends	3,454	44,504	6,210	95,810
Redeemed	(32,702)	(489,967)	(20,290)	(308,976)

Net increase (decrease)	(27,627)	$(420,017)	(514)	$(1,018)

Small Company Growth Fund Class I*
Sold	1,752,191	$22,271,089
Issued as reinvestment of dividends	117,301	1,391,573
Redeemed	(448,590)	(5,562,608)

Net increase (decrease)	1,420,902	$18,100,054

Small Company Growth Fund Class R5
Sold	455,459	$5,734,194	870,306	$11,065,960
Issued as reinvestment of dividends	169,778	2,017,028	551,874	6,616,967
Redeemed	(2,227,722)	(28,270,385)	(1,595,834)	(20,870,800)

Net increase (decrease)	(1,602,485)	$(20,519,163)	(173,654)	$(3,187,873)

Small Company Growth Fund Service Class
Sold	45,280	$561,532	13,309	$179,643
Issued as reinvestment of dividends	24,581	289,347	37,214	443,586
Redeemed	(15,484)	(190,025)	(9,323)	(126,553)

Net increase (decrease)	54,377	$660,854	41,200	$496,676

Small Company Growth Fund Administrative Class
Sold	66,994	$809,236	87,787	$1,105,663
Issued as reinvestment of dividends	36,027	414,041	69,848	814,425
Redeemed	(134,491)	(1,624,439)	(278,370)	(3,271,502)

Net increase (decrease)	(31,470)	$(401,162)	(120,735)	$(1,351,414)

Small Company Growth Fund Class A
Sold	57,147	$669,352	102,985	$1,259,026
Issued as reinvestment of dividends	71,763	789,953	138,248	1,551,144
Redeemed	(163,264)	(1,871,917)	(231,653)	(2,838,603)

Net increase (decrease)	(34,354)	$(412,612)	9,580	$(28,433)

Small Company Growth Fund Class R4*
Sold	8,426	$100,101
Issued as reinvestment of dividends	837	9,207
Redeemed	-	-

Net increase (decrease)	9,263	$109,308

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Small Company Growth Fund Class R3*
Sold	8,418	$99,999
Issued as reinvestment of dividends	837	9,202
Redeemed	-	-

Net increase (decrease)	9,255	$109,201

Small Company Growth Fund Class N****
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(14,944)	(180,354)

Net increase (decrease)			(14,944)	$(180,354)

Diversified International Fund Class I*
Sold	10,117,351	$76,763,289
Issued as reinvestment of dividends	350,251	2,280,133
Redeemed	(1,372,315)	(10,245,288)

Net increase (decrease)	9,095,287	$68,798,134

Diversified International Fund Class R5
Sold	3,936,704	$29,540,167	4,191,134	$29,641,386
Issued as reinvestment of dividends	615,418	4,012,527	495,046	3,639,926
Redeemed	(9,053,603)	(68,745,202)	(6,874,311)	(47,840,472)

Net increase (decrease)	(4,501,481)	$(35,192,508)	(2,188,131)	$(14,559,160)

Diversified International Fund Service Class
Sold	8,313	$66,686	848	$6,155
Issued as reinvestment of dividends	765	5,112	273	2,053
Redeemed	(24)	(180)	(2)	(12)

Net increase (decrease)	9,054	$71,618	1,119	$8,196

Diversified International Fund Administrative Class
Sold	11,852	$96,150	145	$1,054
Issued as reinvestment of dividends	44	301	33	248
Redeemed	(646)	(4,881)	(1,257)	(8,982)

Net increase (decrease)	11,250	$91,570	(1,079)	$(7,680)

Diversified International Fund Class A
Sold	13,061	$97,847	59,401	$430,182
Issued as reinvestment of dividends	1,887	12,303	1,868	13,693
Redeemed	(53,186)	(406,925)	(70,214)	(508,157)

Net increase (decrease)	(38,238)	$(296,775)	(8,945)	$(64,282)

Diversified International Fund Class R4*
Sold	13,294	$100,100
Issued as reinvestment of dividends	482	3,132
Redeemed	-	-

Net increase (decrease)	13,776	$103,232

Diversified International Fund Class R3*
Sold	13,280	$100,000
Issued as reinvestment of dividends	453	2,942
Redeemed	-	-

Net increase (decrease)	13,733	$102,942

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

MSCI EAFE International Index Fund Class I
Sold	6,137,910	$83,299,937	5,788,938	$74,798,065
Issued as reinvestment of dividends	748,888	8,948,685	842,008	10,874,483
Redeemed	(3,019,024)	(41,065,429)	(3,814,510)	(51,137,996)

Net increase (decrease)	3,867,774	$51,183,193	2,816,436	$34,534,552

MSCI EAFE International Index Fund Class R5
Sold	136,413	$1,803,724	801,347	$10,268,989
Issued as reinvestment of dividends	12,304	147,160	47,145	608,464
Redeemed	(588,452)	(8,140,940)	(87,008)	(1,139,815)

Net increase (decrease)	(439,735)	$(6,190,056)	761,484	$9,737,638

MSCI EAFE International Index Fund Service Class
Sold	546,496	$7,307,099	22,370	$296,697
Issued as reinvestment of dividends	21,714	258,846	1,717	22,144
Redeemed	(105,069)	(1,341,693)	(7,031)	(96,882)

Net increase (decrease)	463,141	$6,224,252	17,056	$221,959

MSCI EAFE International Index Fund Administrative Class**
Sold	1,337,462	$17,873,859	361,389	$4,519,137
Issued - merger	227,690	2,996,406	-	-
Issued as reinvestment of dividends	73,835	879,118	19,448	250,948
Redeemed	(108,573)	(1,461,352)	(61,083)	(803,182)

Net increase (decrease)	1,530,414	$20,288,031	319,754	$3,966,903

MSCI EAFE International Index Fund Class L**
Sold	107,602	$1,427,946	140,585	$1,848,685
Issued as reinvestment of dividends	-	-	8,503	109,492
Redeemed	(27,237)	(367,232)	(11,859)	(161,215)
Redemptions-merger	(228,251)	(2,996,406)	-	-

Net increase (decrease)	(147,886)	$(1,935,692)	137,229	$1,796,962

MSCI EAFE International Index Fund Class A
Sold	375,870	$5,008,578	245,455	$3,122,914
Issued as reinvestment of dividends	21,587	257,338	13,863	178,634
Redeemed	(43,701)	(574,162)	(26,682)	(349,998)

Net increase (decrease)	353,756	$4,691,754	232,636	$2,951,550

MSCI EAFE International Index Fund Class R4*
Sold	11,695	$156,499
Issued as reinvestment of dividends	400	4,774
Redeemed	(507)	(6,715)

Net increase (decrease)	11,588	$154,558

MSCI EAFE International Index Fund Class R3*
Sold	7,698	$103,687
Issued as reinvestment of dividends	286	3,406
Redeemed	- +	(2)

Net increase (decrease)	7,984	$107,091

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Overseas Fund Class I
Sold	11,391,326	$101,207,044	5,154,282	$42,836,489
Issued as reinvestment of dividends	782,746	6,888,163	764,562	6,192,954
Redeemed	(5,294,345)	(47,210,956)	(9,689,230)	(80,115,652)

Net increase (decrease)	6,879,727	$60,884,251	(3,770,386)	$(31,086,209)

Overseas Fund Class R5
Sold	3,882,765	$34,644,976	3,014,588	$25,163,124
Issued as reinvestment of dividends	393,545	3,471,069	491,633	3,987,151
Redeemed	(5,611,673)	(50,399,568)	(2,970,552)	(24,288,994)

Net increase (decrease)	(1,335,363)	$(12,283,523)	535,669	$4,861,281

Overseas Fund Service Class
Sold	1,902,013	$16,855,265	2,106,989	$16,862,758
Issued as reinvestment of dividends	168,068	1,475,642	231,583	1,868,875
Redeemed	(2,129,470)	(18,580,250)	(1,855,019)	(15,824,719)

Net increase (decrease)	(59,389)	$(249,343)	483,553	$2,906,914

Overseas Fund Administrative Class
Sold	1,255,809	$11,274,836	1,369,000	$11,339,748
Issued as reinvestment of dividends	70,539	624,275	51,510	419,289
Redeemed	(661,936)	(5,917,512)	(2,117,812)	(17,059,255)

Net increase (decrease)	664,412	$5,981,599	(697,302)	$(5,300,218)

Overseas Fund Class A
Sold	1,918,732	$16,599,357	1,086,852	$8,887,577
Issued as reinvestment of dividends	127,572	1,104,770	151,696	1,207,500
Redeemed	(1,340,652)	(11,754,657)	(1,766,584)	(14,600,220)

Net increase (decrease)	705,652	$5,949,470	(528,036)	$(4,505,143)

Overseas Fund Class R4*
Sold	11,376	$100,105
Issued as reinvestment of dividends	279	2,404
Redeemed	- +	(4)

Net increase (decrease)	11,655	$102,505

Overseas Fund Class R3
Sold	12,261	$102,463	13,162	$103,171
Issued as reinvestment of dividends	-	-	1,808	14,208
Redeemed	(73,386)	(639,471)	(5,949)	(47,508)

Net increase (decrease)	(61,125)	$(537,008)	9,021	$69,871

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 21, 2014.
***	Class N shares were eliminated as of June 18, 2013.
****	Class N shares were eliminated as of August 27, 2013.
+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2014, no material amounts have been retained by the Distributor.

Notes to Financial Statements (Continued)

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2014, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At December 31, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$1,673,378,228	$28,896,956	$(14,449,588)	$14,447,368
Strategic Bond Fund	239,911,197	6,825,188	(3,279,908)	3,545,280
Diversified Value Fund	301,041,688	88,573,425	(4,119,524)	84,453,901
Fundamental Value Fund	1,030,472,975	493,094,534	(9,445,567)	483,648,967
Large Cap Value Fund	375,634,070	68,903,490	(23,278,742)	45,624,748
S&P 500 Index Fund	2,116,201,607	1,432,003,199	(45,664,417)	1,386,338,782
Focused Value Fund	718,787,615	293,152,566	(12,342,176)	280,810,390
Fundamental Growth Fund	121,965,173	29,559,922	(1,883,356)	27,676,566
Blue Chip Growth Fund	988,616,662	441,572,707	(15,668,415)	425,904,292
Growth Opportunities Fund	764,458,547	330,301,355	(8,841,690)	321,459,665
Mid-Cap Value Fund	144,310,507	23,196,756	(5,072,222)	18,124,534
Small Cap Value Equity Fund	125,218,446	47,673,196	(2,094,736)	45,578,460
Small Company Value Fund	357,124,830	115,090,394	(12,364,655)	102,725,739
S&P Mid Cap Index Fund	217,049,247	36,885,731	(6,456,457)	30,429,274
Russell 2000 Small Cap Index Fund	150,489,897	25,898,748	(8,248,327)	17,650,421
Mid Cap Growth Equity II Fund	1,488,655,660	664,418,082	(15,904,395)	648,513,687
Small Cap Growth Equity Fund	841,850,680	156,101,784	(21,210,519)	134,891,265
Small Company Growth Fund	60,878,859	8,487,696	(2,590,004)	5,897,692
Diversified International Fund	186,600,521	8,234,475	(13,729,885)	(5,495,410)
MSCI EAFE International Index Fund	247,381,459	27,641,885	(11,389,729)	16,252,156
Overseas Fund	620,639,855	65,017,409	(32,599,600)	32,417,809

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Strategic Bond Fund	$-	$4,220,698	$-
Diversified Value Fund	-	27,094,798	-
Small Cap Value Equity Fund	-	6,654,264	-
Diversified International Fund	10,172,267	62,822,946	511,296
Overseas Fund	-	55,865,809	-

Notes to Financial Statements (Continued)

At December 31, 2014, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Strategic Bond Fund	$1,190,827	$2,413,433

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2015, post-October capital losses:

Post-October Loss
Total Return Bond Fund	$1,199
Diversified Value Fund	58,192
Small Company Growth Fund	610,790
Diversified International Fund	1,635,164
MSCI EAFE International Index Fund	174,660
Overseas Fund	1,807,040

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2015, late year ordinary losses:

Amount
Diversified International Fund	$101,466
MSCI EAFE International Index Fund	$15,193

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$43,419,932	$18,080,851	$-
Strategic Bond Fund	6,847,907	-	-
Diversified Value Fund	7,074,045	-	-
Fundamental Value Fund	24,303,383	93,031,564	-
Large Cap Value Fund	20,586,862	46,291,048	-
S&P 500 Index Fund	58,527,964	66,306,524	-
Focused Value Fund	16,091,749	116,721,388	-
Fundamental Growth Fund	2,647,966	15,135,491	-
Blue Chip Growth Fund	-	96,706,574	-
Growth Opportunities Fund	-	64,479,598	-
Mid-Cap Value Fund	1,738,539	2,403,019	-
Small Cap Value Equity Fund	1,000,769	-	-
Small Company Value Fund	8,733,692	58,814,140	-
S&P Mid Cap Index Fund	3,955,810	4,816,247	-
Russell 2000 Small Cap Index Fund	3,351,515	13,105,911	-
Mid Cap Growth Equity II Fund	15,099,706	199,060,904	-
Small Cap Growth Equity Fund	32,241,048	132,087,481	-
Small Company Growth Fund	2,664,505	2,255,864	-
Diversified International Fund	6,319,289	-	-
MSCI EAFE International Index Fund	7,851,627	2,647,700	-
Overseas Fund	13,566,370	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$35,128,993	$2,567,349	$-
Strategic Bond Fund	5,681,025	-	-
Diversified Value Fund	4,218,771	-	-
Fundamental Value Fund	21,355,025	102,568,839	-
Large Cap Value Fund	33,877,314	396,559	-
S&P 500 Index Fund	52,292,203	22,416,099	-
Focused Value Fund	22,188,930	71,033,388	-
Fundamental Growth Fund	1,688,612	3,936,097	-
Blue Chip Growth Fund	303,436	68,579,450	-
Growth Opportunities Fund	68,924	59,054,791	-
Mid-Cap Value Fund	1,839,381	-	-
Small Cap Value Equity Fund	647,368	-	-
Small Company Value Fund	11,512,856	47,856,222	-
S&P Mid Cap Index Fund	4,150,699	15,356,819	-
Russell 2000 Small Cap Index Fund	7,329,705	9,585,552	-
Mid Cap Growth Equity II Fund	10,398,563	177,099,895	-
Small Cap Growth Equity Fund	59,219,448	89,484,835	-
Small Company Growth Fund	-	9,426,159	-
Diversified International Fund	3,650,196	-	5,725
MSCI EAFE International Index Fund	6,284,526	5,788,897	-
Overseas Fund	13,690,370	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2014:

Amount
Diversified International Fund	$220,264
MSCI EAFE International Index Fund	266,184
Overseas Fund	792,588

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$1,318,712	$-	$(260,952)	$14,041,377
Strategic Bond Fund	72,595	(7,824,958)	(55,767)	3,473,556
Diversified Value Fund	1,162,685	(27,094,798)	(158,420)	84,453,901
Fundamental Value Fund	310,833	40,364,300	(327,515)	483,627,042
Large Cap Value Fund	152,308	2,052,729	(219,707)	45,615,979
S&P 500 Index Fund	827,646	9,801,788	(632,431)	1,386,338,782
Focused Value Fund	-	10,679,655	(200,849)	280,810,390

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Fundamental Growth Fund	$-	$560,079	$(21,255)	$27,676,564
Blue Chip Growth Fund	-	12,808,088	(246,348)	425,904,054
Growth Opportunities Fund	-	25,571,833	(142,472)	321,459,665
Mid-Cap Value Fund	-	1,730,431	(36,505)	18,124,534
Small Cap Value Equity Fund	131,421	(6,654,264)	(30,562)	45,578,402
Small Company Value Fund	-	5,826,376	(143,777)	102,725,739
S&P Mid Cap Index Fund	175,797	826,695	(11,732)	30,429,274
Russell 2000 Small Cap Index Fund	40,794	112,935	(9,525)	17,650,421
Mid Cap Growth Equity II Fund	-	17,936,086	(405,551)	648,513,297
Small Cap Growth Equity Fund	-	12,843,342	(201,359)	134,891,011
Small Company Growth Fund	-	-	(633,229)	5,897,692
Diversified International Fund	-	(73,506,509)	(1,776,867)	(5,592,857)
MSCI EAFE International Index Fund	-	-	(205,515)	16,212,528
Overseas Fund	15,424,845	(55,865,809)	(1,992,283)	32,377,670

During the year ended December 31, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$1,171	$(8,468,602)	$8,467,431
Strategic Bond Fund	194	(1,189,985)	1,189,791
Diversified Value Fund	352	37,305	(37,657)
Fundamental Value Fund	1,219	66,888	(68,107)
Large Cap Value Fund	722	49,634	(50,356)
S&P 500 Index Fund	(403,456)	62,971	340,485
Focused Value Fund	724	(89,614)	88,890
Fundamental Growth Fund	81	(170,305)	170,224
Blue Chip Growth Fund	(195,846)	(1,739,583)	1,935,429
Growth Opportunities Fund	(842,199)	108,414	733,785
Mid-Cap Value Fund	136	104,921	(105,057)
Small Cap Value Equity Fund	(97,647)	105,921	(8,274)
Small Company Value Fund	517	(1,844,809)	1,844,292
S&P Mid Cap Index Fund	48	3,993	(4,041)
Russell 2000 Small Cap Index Fund	42	(47,316)	47,274
Mid Cap Growth Equity II Fund	1,501	(4,597,923)	4,596,422
Small Cap Growth Equity Fund	(36,215)	(2,658,700)	2,694,915
Small Company Growth Fund	5,005	(301,127)	296,122
Diversified International Fund	144	(1,038,745)	1,038,601
MSCI EAFE International Index Fund	66	(85,765)	85,699
Overseas Fund	642	(1,820,632)	1,819,990

The Funds did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed

Notes to Financial Statements (Continued)

for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2014, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective January 9, 2015, Loomis Sayles & Company, L.P. (“Loomis Sayles”) was added as co-subadviser to the Blue Chip Growth Fund.

Effective January 12, 2015, Invesco Advisers, Inc. (“Invesco”) replaced Earnest Partners as a co-subadviser to the Small Company Value Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Total Return Bond Fund (formerly known as MassMutual Select PIMCO Total Return Fund), MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500® Index Fund, MassMutual Select Focused Value Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MM MSCI EAFE® International Index Fund, and MassMutual Select Overseas Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2015

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.
Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1996	Retired.	89	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	89	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2012 (2006- 2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	89	Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2012	Retired.	89	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	89	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board - Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	89	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	91^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2003	Retired.	91^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2008 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	89	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	89

Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	89

Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	89

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	89

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	89

Eric H. Wietsma Age: 48	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	89

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2014, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
Large Cap Value Fund	42.72%
S&P 500 Index Fund	100.00%
Focused Value Fund	90.74%
Fundamental Growth Fund	80.38%
Blue Chip Growth Fund	86.65%
Mid-Cap Value Fund	100.00%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	39.14%
S&P Mid Cap Index Fund	47.91%
Russell 2000 Small Cap Index Fund	29.28%
Mid Cap Growth Equity II Fund	59.31%
Small Cap Growth Equity Fund	11.24%
Small Company Growth Fund	7.89%
Diversified International Fund	29.74%
Overseas Fund	13.07%

For the year ended December 31, 2014, the following Fund(s) earned the following foreign sources of income:

Amount
Diversified International Fund	$4,087,897
MSCI EAFE International Index Fund	5,799,066
Overseas Fund	15,130,937

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2014:

Qualified Dividend Income
Diversified Value Fund	$9,060,115
Fundamental Value Fund	24,303,382
Large Cap Value Fund	13,687,121
S&P 500 Index Fund	58,527,966
Focused Value Fund	15,069,080
Fundamental Growth Fund	2,230,308
Blue Chip Growth Fund	8,426,383
Growth Opportunities Fund	7,425,615
Mid-Cap Value Fund	2,501,260
Small Cap Value Equity Fund	1,000,769
Small Company Value Fund	4,764,461
S&P Mid Cap Index Fund	1,929,544
Russell 2000 Small Cap Index Fund	1,031,064
Mid Cap Growth Equity II Fund	10,593,781
Small Cap Growth Equity Fund	4,222,378
Small Company Growth Fund	210,296
Diversified International Fund	3,748,737
MSCI EAFE International Index Fund	5,211,523
Overseas Fund	14,006,216

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2014, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or subadvisers (the “Independent Trustees”), approved a new subadvisory agreement (“New Subadvisory Agreement”) with Barrow Hanley for the Large Cap Value Fund. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) Barrow Hanley and its respective personnel with responsibilities for providing services to the Large Cap Value Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that Barrow Hanley will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of Barrow Hanley; and (v) the fees payable to Barrow Hanley by MML Advisers for the Large Cap Value Fund and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amounts under the New Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Barrow Hanley appear well suited to the Large Cap Value Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Large Cap Value Fund and are in the best interests of the Large Cap Value Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on August 20, 2014.

At a special telephonic meeting in October 2014, the Trustees approved an interim subadvisory agreement (“Interim Subadvisory Agreement”) with MetWest for the Total Return Bond Fund. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Interim Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

Other Information (Unaudited) (Continued)

In reviewing the Interim Subadvisory Agreement, the Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) MetWest and its respective personnel with responsibilities for providing services to the Total Return Bond Fund; (ii) the terms of the Interim Subadvisory Agreement; (iii) the scope and quality of services that MetWest will provide under the Interim Subadvisory Agreement; (iv) the historical investment performance track record of MetWest; and (v) the fees payable to MetWest by MML Advisers for the Total Return Bond Fund and the effect of such fees on the profitability to MML Advisers.

The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Interim Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the Interim Subadvisory Agreement were not excessive and the subadvisory fee amounts under the Interim Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of MetWest appear well suited to the Total Return Bond Fund, given its investment objectives and policies; and (iv) the terms of the Interim Subadvisory Agreement are fair and reasonable with respect to the Total Return Bond Fund and are in the best interests of the Total Return Bond Fund’s shareholders. After carefully considering the information summarized above, the Trustees unanimously voted to approve the Interim Subadvisory Agreement.

The Interim Subadvisory Agreement became effective on October 27, 2014.

At their meeting in November 2014, the Trustees, including the Independent Trustees, approved the final subadvisory agreement with MetWest for the Total Return Bond Fund, as well as new subadvisory agreements with Loomis Sayles and Invesco for the Blue Chip Growth Fund and Small Company Value Fund, respectively (collectively, the “Funds” and the “Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) each subadviser and their respective personnel with responsibilities for providing services to the Funds; (ii) the terms of each Subadvisory Agreement; (iii) the scope and quality of services that each subadviser will provide under each Subadvisory Agreement; (iv) the historical investment performance track record of the subadvisers with respect to the Funds; and (v) the fees payable to the subadvisers by MML Advisers for the Funds and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Subadvisory Agreements; (ii) MML Advisers’ projected levels of profitability due to the Subadvisory Agreements were not excessive and the subadvisory fee amounts under the Subadvisory Agreements are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of MetWest, Loomis Sayles, and Invesco appear well suited to the Total Return Bond Fund, Blue Chip Growth Fund, and Small Company Value Fund, respectively, given their investment objectives and policies; and (iv) the terms of the Subadvisory Agreements are fair and reasonable with respect to each such Fund and are in the best interests of each such Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Subadvisory Agreements.

The Subadvisory Agreements for the Total Return Bond Fund, Blue Chip Growth Fund, and Small Company Value Fund became effective on November 19, 2014, January 9, 2015, and January 12, 2015, respectively.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2014:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.39%	$1,011.00	$1.98	$1,023.20	$1.99
Class R5	1,000	0.49%	1,009.60	2.48	1,022.70	2.50
Service Class	1,000	0.59%	1,010.30	2.99	1,022.20	3.01
Administrative Class	1,000	0.69%	1,009.30	3.49	1,021.70	3.52
Class A	1,000	0.94%	1,007.80	4.76	1,020.50	4.79
Class R4	1,000	0.84%	1,008.00	4.25	1,021.00	4.28
Class R3	1,000	1.09%	1,006.60	5.51	1,019.70	5.55

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.48%	$1,012.10	$2.43	$1,022.80	$2.45
Class R5	1,000	0.58%	1,012.60	2.94	1,022.30	2.96
Service Class	1,000	0.68%	1,012.10	3.45	1,021.80	3.47
Administrative Class	1,000	0.78%	1,010.70	3.95	1,021.30	3.97
Class A	1,000	1.03%	1,009.90	5.22	1,020.00	5.24
Class R4	1,000	0.93%	1,010.70	4.71	1,020.50	4.74
Class R3	1,000	1.18%	1,008.50	5.97	1,019.30	6.01
Diversified Value Fund
Class I	1,000	0.55%	1,048.90	2.84	1,022.40	2.80
Class R5	1,000	0.65%	1,048.60	3.36	1,021.90	3.31
Service Class	1,000	0.75%	1,047.70	3.87	1,021.40	3.82
Administrative Class	1,000	0.85%	1,046.90	4.39	1,020.90	4.33
Class A	1,000	1.10%	1,045.50	5.67	1,019.70	5.60
Class R4	1,000	1.00%	1,046.20	5.16	1,020.20	5.09
Class R3	1,000	1.25%	1,045.00	6.44	1,018.90	6.36
Fundamental Value Fund
Class I	1,000	0.62%	1,048.20	3.20	1,022.10	3.16
Class R5	1,000	0.72%	1,046.70	3.71	1,021.60	3.67
Service Class	1,000	0.82%	1,046.80	4.23	1,021.10	4.18
Administrative Class	1,000	0.92%	1,046.20	4.74	1,020.60	4.69
Class A	1,000	1.17%	1,044.50	6.03	1,019.30	5.95
Class R4	1,000	1.07%	1,045.20	5.52	1,019.80	5.45
Class R3	1,000	1.32%	1,044.20	6.80	1,018.60	6.72
Large Cap Value Fund
Class I	1,000	0.63%	994.40	3.17	1,022.00	3.21
Class R5	1,000	0.73%	993.90	3.67	1,021.50	3.72
Service Class	1,000	0.83%	992.50	4.17	1,021.00	4.23
Administrative Class	1,000	0.93%	991.70	4.67	1,020.50	4.74
Class A	1,000	1.18%	990.80	5.92	1,019.30	6.01
Class R4	1,000	1.08%	992.00	5.42	1,019.80	5.50
Class R3	1,000	1.33%	990.90	6.67	1,018.50	6.77
S&P 500 Index Fund
Class I	1,000	0.12%	1,060.50	0.62	1,024.60	0.61
Class R5	1,000	0.22%	1,059.90	1.14	1,024.10	1.12
Service Class	1,000	0.37%	1,058.90	1.92	1,023.30	1.89
Administrative Class	1,000	0.47%	1,058.90	2.44	1,022.80	2.40
Class A	1,000	0.73%	1,057.60	3.79	1,021.50	3.72
Class R4	1,000	0.62%	1,057.80	3.22	1,022.10	3.16
Class R3	1,000	0.87%	1,056.10	4.51	1,020.80	4.43
Focused Value Fund
Class I	1,000	0.72%	1,055.70	3.73	1,021.60	3.67
Class R5	1,000	0.82%	1,055.30	4.25	1,021.10	4.18
Service Class	1,000	0.92%	1,055.00	4.77	1,020.60	4.69
Administrative Class	1,000	1.02%	1,054.60	5.28	1,020.10	5.19
Class A	1,000	1.27%	1,052.60	6.57	1,018.80	6.46
Class R4	1,000	1.17%	1,053.40	6.06	1,019.30	5.95
Class R3	1,000	1.42%	1,052.00	7.34	1,018.00	7.22

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class I	$1,000	0.70%	$1,072.30	$3.66	$1,021.70	$3.57
Class R5	1,000	0.80%	1,071.50	4.18	1,021.20	4.08
Service Class	1,000	0.90%	1,069.80	4.70	1,020.70	4.58
Administrative Class	1,000	1.00%	1,069.80	5.22	1,020.20	5.09
Class A	1,000	1.25%	1,069.30	6.52	1,018.90	6.36
Class R4	1,000	1.14%	1,069.40	5.95	1,019.50	5.80
Class R3	1,000	1.40%	1,068.70	7.30	1,018.10	7.12
Blue Chip Growth Fund
Class I	1,000	0.66%	1,060.50	3.43	1,021.90	3.36
Class R5	1,000	0.76%	1,060.60	3.95	1,021.40	3.87
Service Class	1,000	0.86%	1,060.30	4.47	1,020.90	4.38
Administrative Class	1,000	0.96%	1,059.10	4.98	1,020.40	4.89
Class A	1,000	1.21%	1,057.80	6.28	1,019.10	6.16
Class R4	1,000	1.11%	1,058.30	5.76	1,019.60	5.65
Class R3	1,000	1.36%	1,056.90	7.05	1,018.30	6.92
Growth Opportunities Fund
Class I	1,000	0.73%	1,071.00	3.81	1,021.50	3.72
Class R5	1,000	0.83%	1,071.30	4.33	1,021.00	4.23
Service Class	1,000	0.93%	1,069.80	4.85	1,020.50	4.74
Administrative Class	1,000	1.03%	1,069.50	5.37	1,020.00	5.24
Class A	1,000	1.28%	1,068.70	6.67	1,018.80	6.51
Class R4	1,000	1.18%	1,068.70	6.15	1,019.30	6.01
Class R3	1,000	1.43%	1,067.10	7.45	1,018.00	7.27
Mid-Cap Value Fund
Class I	1,000	0.80%	997.50	4.03	1,021.20	4.08
Class R5	1,000	0.91%	996.80	4.58	1,020.60	4.63
Service Class	1,000	1.01%	996.60	5.08	1,020.10	5.14
Administrative Class	1,000	1.10%	996.60	5.54	1,019.70	5.60
Class A	1,000	1.36%	994.70	6.84	1,018.30	6.92
Class R4	1,000	1.26%	995.40	6.34	1,018.90	6.41
Class R3	1,000	1.51%	994.00	7.59	1,017.60	7.68
Small Cap Value Equity Fund
Class I	1,000	0.80%	1,037.50	4.11	1,021.20	4.08
Class R5	1,000	0.90%	1,037.00	4.62	1,020.70	4.58
Service Class	1,000	1.00%	1,036.40	5.13	1,020.20	5.09
Administrative Class	1,000	1.10%	1,036.20	5.65	1,019.70	5.60
Class A	1,000	1.35%	1,034.60	6.92	1,018.40	6.87
Class R4	1,000	1.25%	1,035.40	6.41	1,018.90	6.36
Class R3	1,000	1.50%	1,034.20	7.69	1,017.60	7.63
Small Company Value Fund
Class I	1,000	0.90%	987.30	4.51	1,020.70	4.58
Class R5	1,000	1.00%	987.20	5.01	1,020.20	5.09
Service Class	1,000	1.10%	986.80	5.51	1,019.70	5.60
Administrative Class	1,000	1.20%	986.30	6.01	1,019.20	6.11
Class A	1,000	1.45%	984.90	7.25	1,017.90	7.38
Class R4	1,000	1.35%	985.50	6.76	1,018.40	6.87
Class R3	1,000	1.60%	984.10	8.00	1,017.10	8.13

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
S&P Mid Cap Index Fund
Class I	$1,000	0.20%	$1,021.00	$1.02	$1,024.20	$1.02
Class R5	1,000	0.30%	1,020.10	1.53	1,023.70	1.53
Service Class	1,000	0.45%	1,020.10	2.29	1,022.90	2.29
Administrative Class	1,000	0.55%	1,018.50	2.80	1,022.40	2.80
Class A	1,000	0.80%	1,017.10	4.07	1,021.20	4.08
Class R4	1,000	0.70%	1,018.20	3.56	1,021.70	3.57
Class R3	1,000	0.95%	1,017.00	4.83	1,020.40	4.84
Russell 2000 Small Cap Index Fund
Class I	1,000	0.20%	1,017.80	1.02	1,024.20	1.02
Class R5	1,000	0.30%	1,017.10	1.53	1,023.70	1.53
Service Class	1,000	0.45%	1,015.40	2.29	1,022.90	2.29
Administrative Class	1,000	0.55%	1,015.10	2.79	1,022.40	2.80
Class A	1,000	0.80%	1,013.80	4.06	1,021.20	4.08
Class R4	1,000	0.70%	1,015.10	3.56	1,021.70	3.57
Class R3	1,000	0.95%	1,013.70	4.82	1,020.40	4.84
Mid Cap Growth Equity II Fund
Class I	1,000	0.75%	1,057.10	3.89	1,021.40	3.82
Class R5	1,000	0.85%	1,056.90	4.41	1,020.90	4.33
Service Class	1,000	0.95%	1,056.10	4.92	1,020.40	4.84
Administrative Class	1,000	1.05%	1,055.60	5.44	1,019.90	5.35
Class A	1,000	1.30%	1,054.30	6.73	1,018.70	6.61
Class R4	1,000	1.20%	1,054.80	6.22	1,019.20	6.11
Class R3	1,000	1.45%	1,053.50	7.51	1,017.90	7.38
Small Cap Growth Equity Fund
Class I	1,000	0.84%	1,029.10	4.30	1,021.00	4.28
Class R5	1,000	0.94%	1,029.30	4.81	1,020.50	4.79
Service Class	1,000	1.04%	1,028.00	5.32	1,020.00	5.30
Administrative Class	1,000	1.14%	1,027.70	5.83	1,019.50	5.80
Class A	1,000	1.39%	1,026.30	7.10	1,018.20	7.07
Class R4	1,000	1.29%	1,026.90	6.59	1,018.70	6.56
Class R3	1,000	1.54%	1,024.70	7.86	1,017.40	7.83
Small Company Growth Fund
Class I	1,000	0.90%	1,051.90	4.65	1,020.70	4.58
Class R5	1,000	1.00%	1,051.10	5.17	1,020.20	5.09
Service Class	1,000	1.10%	1,051.50	5.69	1,019.70	5.60
Administrative Class	1,000	1.20%	1,050.20	6.20	1,019.20	6.11
Class A	1,000	1.45%	1,048.70	7.49	1,017.90	7.38
Class R4	1,000	1.35%	1,049.60	6.97	1,018.40	6.87
Class R3	1,000	1.60%	1,047.90	8.26	1,017.10	8.13
Diversified International Fund
Class I	1,000	0.90%	884.90	4.28	1,020.70	4.58
Class R5	1,000	1.00%	884.10	4.75	1,020.20	5.09
Service Class	1,000	1.10%	883.60	5.22	1,019.70	5.60
Administrative Class	1,000	1.20%	882.50	5.69	1,019.20	6.11
Class A	1,000	1.45%	882.50	6.88	1,017.90	7.38
Class R4	1,000	1.35%	882.50	6.41	1,018.40	6.87
Class R3	1,000	1.60%	881.80	7.59	1,017.10	8.13

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MSCI EAFE International Index Fund
Class I	$1,000	0.26%	$900.30	$1.25	$1,023.90	$1.33
Class R5	1,000	0.38%	899.90	1.82	1,023.30	1.94
Service Class	1,000	0.51%	899.20	2.44	1,022.60	2.60
Administrative Class	1,000	0.61%	899.00	2.92	1,022.10	3.11
Class A	1,000	0.86%	898.10	4.11	1,020.90	4.38
Class R4	1,000	0.76%	898.70	3.64	1,021.40	3.87
Class R3	1,000	1.02%	896.90	4.88	1,020.10	5.19
Overseas Fund
Class I	1,000	0.92%	916.20	4.44	1,020.60	4.69
Class R5	1,000	1.03%	916.70	4.98	1,020.00	5.24
Service Class	1,000	1.12%	915.50	5.41	1,019.60	5.70
Administrative Class	1,000	1.23%	914.90	5.94	1,019.00	6.26
Class A	1,000	1.48%	914.50	7.14	1,017.70	7.53
Class R4	1,000	1.37%	913.90	6.61	1,018.20	6.97
Class R3	1,000	1.64%	913.70	7.91	1,016.90	8.34

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082

March 1, 2015

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-35786-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms.”

December 31, 2014

I am pleased to present you with the Annual Report for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds, covering the year ended December 31, 2014. U.S. stocks and bonds rose in 2014, with stocks reaching new heights and outperforming their foreign counterparts by a considerable margin. The accelerating expansion of the U.S. economy provided an accommodative investing environment that stood in sharp contrast to the challenges faced by some of the world’s other large economies in Europe and the Far East.

The performance of U.S. equity markets during 2014 was encouraging, but the volatility that resurfaced during the fourth quarter and the struggles of some foreign markets serve as ongoing reminders that retirement investors should not focus on short-term performance – but rather on making investment decisions that are based on their long-term goals and objectives. Individuals who are saving for retirement may have the advantage of not needing to access their funds in the short term. Even those who have begun withdrawing their retirement savings may choose to have the majority of their account balance remain invested, since retirement can last for decades. We believe retirement investors give themselves a greater opportunity to reach their retirement income goals when they follow certain investment guidelines, such as the ones below.

Investment concepts to keep in mind

Avoid focusing on daily market performance

Investing for retirement is a long-term proposition. While most retirement investors seem to understand that the financial markets experience volatility from time to time, seasoned investors typically take a long-term approach to investing and avoid focusing on short-term results.

The one thing you can control is your contribution level

Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

Take advantage of asset allocation and diversification*

Stocks, bonds, and short-term/money market investments are investment types that generally perform differently at different times, depending on the economic climate. Each of these categories contains an even broader array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe investors can help reduce their over-exposure to one or two poorly performing investment types by including a mix of investment types and sub-categories in their retirement strategy.

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms. To get there, we believe you may benefit most by maintaining a

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited) (Continued)

plan that takes into consideration your specific goals, how comfortable you are with the market’s ups and downs, and how long you have to save and invest for your future. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited)

December 31, 2014

Investors drive U.S. stocks up, oil down; central bank concludes bond buying in 2014

Major U.S. stock indexes rose in 2014, with the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (the “Dow”), two of the most widely followed U.S. stock market benchmarks, repeatedly reaching new highs and finishing the year near record territory. U.S. bonds also advanced for the year. Foreign markets did not fare as well, as economic growth slowed substantially in Europe, Japan reentered a recession, and China’s economy also stumbled.

Investors navigated periods of volatility and other challenges in an environment that included political action over federal spending and midterm elections that left Republicans with majorities in both houses of the U.S. Congress, geopolitical conflicts in Eastern Europe and the Middle East, the end of government bond purchases through the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and a precipitous decline in the price of oil. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic measures – including a rebound and acceleration in gross domestic product (“GDP”) – helped bolster stock prices. Housing was a surprisingly notable laggard during much of the year and failed to echo other economic improvements.

The Fed began “tapering” its monthly QE bond purchases to $75 billion in January 2014. The Fed’s monthly reduction proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank made its last monthly buys in October 2014. There was some first-quarter market movement attributable to the tapering, but investors ultimately seemed to accept the inevitable end of the program and the reductions became less of a factor in market movements as the year progressed. The Fed also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following its September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE. Fed statements in mid-December indicated the central bank intends to be “patient” in raising short-term interest rates. While not ruling out rate hikes later in 2015, the Fed allayed investors’ fears that better-than-expected economic growth might cause the central bank to accelerate its timetable for normalizing rates from near-zero levels. The statement also noted that the Fed continues to pay close attention to the slow improvement of credit growth in the U.S. and core inflation that is below the central bank’s 2% target.

The price of oil declined steadily over the second half of the year due to investor concerns about slowing economic growth and falling demand in foreign markets colliding with an overabundant supply. West Texas Intermediate (WTI) crude oil started the year at more than $98 per barrel, gushed to nearly $108 in June, then trickled down steadily to finish 2014 at $53.45 – down more than 45% for the full year. U.S. retail gasoline prices accelerated from about $3.41 per gallon at the beginning of January to nearly $3.79 in late April. Gasoline parked in the $3.74 to $3.78 per gallon range until late June before rolling downhill to approximately $2.39 at the end of the year, which gave drivers the lowest gas prices since 2009. Gold prices gyrated but changed little, cresting to $1,385 per ounce in mid-March 2014, falling to $1,142 in early November, and finishing the year at $1,206 – just $1.50 more than the precious metal’s 2014 opening price.

Market performance

U.S. stocks of all sizes outperformed their foreign counterparts during 2014, with stocks of mid-size and large U.S companies outpacing their small-company counterparts. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 14.75% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 13.69% advance, and the blue-chip Dow Jones Industrial AverageSM rose 10.04%. The Russell 2000® Index of small-capitalization stocks underperformed other key stock benchmarks, but still advanced 4.89%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declined 2.19% for the year and outperformed the MSCI EAFE Index, a barometer for foreign stocks in developed markets, which fell 4.90%.

Bonds rewarded investors, but underperformed most U.S. stock indexes during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.97%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.64%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on

3

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

energy companies in the second half of the year worked against high-yield bonds, as many issuers of such bonds are energy companies. Despite losing ground in the third and fourth quarters, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, still managed to advance 2.45% for the year.*

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased later in the quarter, however, and enabled stocks to embark on a recovery.

Resurgent concerns over some aspects of U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen helped bolster the market. Yellen replaced Ben Bernanke at the end of January and is the first woman to lead the Fed. Fiscal woes afflicting the federal government eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did not significantly damage stock prices, so most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The European Central Bank (“ECB”) provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, which stated the central bank would continue to reduce the amount of monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, the second-quarter figure was revised upward to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where economic activity was stagnant – and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

Q4 2014: Volatility increases, but U.S. stocks hit new all-time highs

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter and to new highs for the year. Plunging crude oil prices, the spread of the Ebola virus in West Africa and beyond, and disappointing economic data from Europe and China were some of the factors keeping investors on edge and contributing to two noteworthy – but relatively short – sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (“OPEC”) announced its decision not to cut production. Good news on the U.S. economy was a major factor lifting share prices. GDP expanded by an upwardly revised 5.0% in the third quarter, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

As 2014 drew to a close, the low price of oil, the weakness of overseas economies, and possible actions by the Fed and other central banks around the world were on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad, which may help create a favorable environment for stocks and bonds in 2015.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) sponsored by MML Investment Advisers, LLC (MML Advisers) or its affiliates using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MML Advisers, Babson Funds, which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and Oppenheimer Funds, which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MM RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•	MM RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MM RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2014?

The return of each Fund’s Class R5 shares is shown below in comparison to the returns of each Fund’s respective Custom Index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Fund’s Class R5 Shares Return	Custom Index Return	Lipper Balanced Fund Index Return	Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM RetireSMART Conservative Fund	4.15%	6.22%	7.13%	5.97%*	13.69%

MM RetireSMART Moderate Fund	4.01%	6.65%	7.13%	5.97%	13.69%*

MM RetireSMART Moderate Growth Fund	3.57%	6.94%	7.13%	5.97%	13.69%*

MM RetireSMART Growth Fund	3.62%	7.14%	7.13%	5.97%	13.69%*

* Benchmark return

For 2014, all of the MM RetireSMART Funds underperformed their respective custom indexes, the Lipper Balanced Fund Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index.

Custom MM RetireSMART Indexes:

•	The Custom MM RetireSMART Conservative Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the Citigroup 3-Month U.S. Treasury Bill Index. The weightings of each index are 8%, 22%, 67%, and 3%, respectively. Prior to January 1, 2011, the weightings of each index were 5%, 25%, 67%, and 3%, respectively.

•	The Custom MM RetireSMART Moderate Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are 17%, 43%, and 40%, respectively. Prior to January 1, 2011, the weightings of each index were 12%, 48%, and 40%, respectively.

•	The Custom MM RetireSMART Moderate Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are 24%, 61%, and 15%, respectively. Prior to January 1, 2011, the weightings of each index were 17%, 68%, and 15%, respectively.

•	The Custom MM RetireSMART Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are 27%, 70%, and 3%, respectively. From January 1, 2008 to December 31, 2010, the weightings of each index were 18%, 79%, and 3%, respectively. Prior to January 1, 2008, the weightings of each index were 19%, 81%, and 0%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest negative impact on the Series’ performance during the year was its allocation to commodities, which fell sharply, including crude oil. The Series’ diversified allocation also worked against performance, as a stronger U.S. dollar helped support the outperformance of U.S. stocks and bonds versus most overseas markets. U.S. stocks and bonds were both up during the year, which meant the underperformance of the Series’ commodities and international Underlying Funds offset the outperformance of

7

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

U.S. Underlying Funds in varying degrees across the Series. As a result, the more conservative Funds in the Series with higher allocations to bonds and lower allocations to underperforming investment types did better than the Funds focusing more heavily on growth. Despite having components with low or negative total returns, each Fund in the Series posted positive returns for the year.

For 2014, the Barclays U.S. Aggregate Bond Index gained 5.97% versus the S&P 500 Index advance of 13.69%. Foreign developed markets, as measured by the MSCI EAFE Index, returned -4.90%. Emerging markets were also in negative territory, with the MSCI Emerging Markets Index returning -2.19% for the year. The Barclays U.S. Corporate High-Yield Bond Index started out strong, but trailed off to deliver a 2.45% gain for the full year.

The Series’ underweight positioning in U.S. high-grade bond Underlying Funds generally detracted from results, but the impact was offset by the Series’ investment in Underlying Funds with Treasury Inflation-Protected Securities (“TIPS”) and international bonds, which added to total returns but lagged the returns of the Barclays U.S. Bond Aggregate Index. Domestic large-cap stocks were strong during 2014 and helped boost the performance of all Funds in the Series. Series exposure to real estate investment trusts (“REITS”) also aided results, as the FTSE NAREIT Equity REIT Index was up 30.14%. The Series had an impactful exposure to Underlying Funds investing in emerging-market equities and international developed stocks, but both categories were a drag on results in 2014. Despite its relatively minor position in the Series, the magnitude of weakness in commodity-related exposure was the single largest detractor from the Funds for the third year in a row. Lagging performance from some individual Underlying Funds with significant commodities exposure also detracted from relative returns, including Select Overseas Fund, Select Diversified International Fund, Premier International Equity Fund, and Premier Strategic Emerging Markets Fund.

The U.S. economy delivered solid growth with steady improvements in employment in 2014. Despite falling unemployment and the Federal Reserve’s (the “Fed”) cessation of its bond-buying program, interest rates on 10-Year U.S. Treasury bonds fell during the year. Outside the U.S., economic trends were less friendly, as Chinese growth slowed, Japan moved into recession, and European growth disappointed. Commodity prices were also under pressure for most of the year and the pace of decline accelerated in the second half of the year. Slowing global growth and the surge in oil production from the United States pushed oil prices down more than 45% for the year. Economically sensitive assets dipped in October on fears of a global slowdown, but continued U.S. strength helped domestic equities rally in the fourth quarter.

With regard to Underlying Fund changes we made to the Series during the year, we removed Premier Focused International Fund and added Babson Global Floating Rate Fund.

Investment adviser outlook

We have a balanced view on market opportunities versus risk. We believe falling commodity prices and positive economic momentum in the U.S. will likely have the potential to unlock consumer demand, trigger business spending, and improve earnings for the market as a whole, while keeping the Fed from raising rates too quickly. However, falling commodity prices have opened up imbalances in the capital markets that could work against heavy borrowers, such as the energy industry, that may have difficulty generating cash flow to cover debt payments. Such credit stress typically generates volatility. Against the backdrop of likely global deflation, we believe the risk to economic growth from credit stress may be multiplied. As we enter 2015, the market is digesting these risks and resetting expectations. It is also possible that the end of 2015 may bring higher stock prices and higher U.S. Treasury yields.

We believe stocks may rally, but market risks have also increased. Falling inflation expectations have supported bond prices, pushed interest rates lower, and worked against commodity prices. In this environment, investors are likely to continue to seek safety and drive interest rates even lower. Due to this uncertainty, we maintain a neutral view on equity versus fixed-income allocation, but are wary of less-liquid investments, such as high-yield bonds and small-cap stocks. Our outlook and any changes we may make in positioning the Series Funds depend on developments such as consumer demand, central bank policy, and inflation trends.

8

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 12/31/14

Fixed Income Funds	69.5%
Equity Funds	30.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	83.9%
Fixed Income Funds	16.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	59.2%
Fixed Income Funds	40.9%

Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	97.3%
Fixed Income Funds	2.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Conservative Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 6/20/11 - 12/31/14
Class R5	4.15%	5.60%
Service Class	3.99%	5.54%
Administrative Class	3.87%	5.44%
Class A	3.69%	5.19%
Class A (sales load deducted)*	-2.27%	3.44%
Barclays U.S. Aggregate Bond Index#	5.97%	3.51%
S&P 500 Index	13.69%	17.11%
Lipper Balanced Fund Index	7.13%	8.81%+
Custom MM RetireSMART Conservative Index	6.22%	6.44%+

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class I, Class R4, Class R3, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Conservative Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.62%
Class R4	2.29%
Class R3	2.10%
Barclays U.S. Aggregate Bond Index#	4.05%
S&P 500 Index	11.67%
Lipper Balanced Fund Index	5.21%
Custom MM RetireSMART Conservative Index	4.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Conservative Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Moderate Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 6/20/11 - 12/31/14
Class R5	4.01%	7.93%
Service Class	4.01%	7.94%
Administrative Class	3.89%	7.83%
Class A	3.62%	7.57%
Class A (sales load deducted)*	-2.34%	5.78%
S&P 500 Index#	13.69%	17.11%
Barclays U.S. Aggregate Bond Index	5.97%	3.51%
Lipper Balanced Fund Index	7.13%	8.81%+
Custom MM RetireSMART Moderate Index	6.65%	9.10%+

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class I, Class R4, Class R3, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Moderate Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.65%
Class R4	2.29%
Class R3	2.11%
S&P 500 Index#	11.67%
Barclays U.S. Aggregate Bond Index	4.05%
Lipper Balanced Fund Index	5.21%
Custom MM RetireSMART Moderate Index	4.89%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Moderate Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

11

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Moderate Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 6/20/11 - 12/31/14
Class R5	3.57%	9.73%
Service Class	3.49%	9.71%
Administrative Class	3.46%	9.62%
Class A	3.16%	9.35%
Class A (sales load deducted)*	-2.78%	7.53%
S&P 500 Index#	13.69%	17.11%
Barclays U.S. Aggregate Bond Index	5.97%	3.51%
Lipper Balanced Fund Index	7.13%	8.81%+
Custom MM RetireSMART Moderate Growth Index	6.94%	11.11%+

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Moderate Growth Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.39%
Class R4	2.05%
Class R3	1.86%
S&P 500 Index#	11.67%
Barclays U.S. Aggregate Bond Index	4.05%
Lipper Balanced Fund Index	5.21%
Custom MM RetireSMART Moderate Growth Index	5.24%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Moderate Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

12

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 6/20/11 - 12/31/14
Class R5	3.62%	10.77%
Service Class	3.57%	10.73%
Administrative Class	3.45%	10.64%
Class A	3.20%	10.36%
Class A (sales load deducted)*	-2.73%	8.52%
S&P 500 Index#	13.69%	17.11%
Barclays U.S. Aggregate Bond Index	5.97%	3.51%
Lipper Balanced Fund Index	7.13%	8.81%+
Custom MM RetireSMART Growth Index	7.14%	12.07%+

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Growth Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.55%
Class R4	2.22%
Class R3	2.03%
S&P 500 Index#	11.67%
Barclays U.S. Aggregate Bond Index	4.05%
Lipper Balanced Fund Index	5.21%
Custom MM RetireSMART Growth Index	5.46%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom MM RetireSMART Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (target-date) Series (the “Series”) comprises 11 Funds – each of which has a “fund of funds” structure. The 11 Funds are MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ current asset allocation.

Each Fund invests in a combination of domestic and international mutual funds (“Underlying Funds”) sponsored by MML Investment Advisers, LLC (MML Advisers) or its affiliates using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name and likely to stop making new investments in the Fund at or around that time (or designed for investors already in retirement for the In Retirement Fund). Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by MML Advisers, Babson Funds, which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual), and Oppenheimer Funds, which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•	MM RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050/2055 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

14

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2014?

The return of each Fund’s Service Class shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index. For MM RetireSMART In Retirement/2010/2015 Funds: The return of each Fund’s Service Class shares is also shown in comparison to the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index and the Barclays U.S. Securitized Bond Index. For MM RetireSMART 2020/2025/2030/2035/2040/2045/2050/2055 Funds: The return of each Fund’s Service Class shares is also shown in comparison to the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Fund’s Service Class Shares Return	S&P Target Date Index Return*	Barclays U.S. Aggregate Bond Index Return
MM RetireSMART In Retirement Fund	3.63%	4.86%	5.97%**

MM RetireSMART 2010 Fund	3.84%	5.07%	5.97%**

MM RetireSMART 2015 Fund	3.92%	5.49%	5.97%**

	Fund’s Service Class Shares Return	S&P Target Date Index Return*	S&P 500 Index Return
MM RetireSMART 2020 Fund	3.84%	5.67%	13.69%***

MM RetireSMART 2025 Fund	3.64%	5.56%	13.69%***

MM RetireSMART 2030 Fund	3.51%	5.64%	13.69%***

MM RetireSMART 2035 Fund	3.53%	5.69%	13.69%***

MM RetireSMART 2040 Fund	3.54%	5.69%	13.69%***

MM RetireSMART 2045 Fund	3.62%	5.67%	13.69%***

MM RetireSMART 2050 Fund	3.59%	5.69%	13.69%***

MM RetireSMART 2055 Fund	3.71%	5.64%	13.69%***

* The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART 2010 Fund: S&P Target Date 2010 Index; MM RetireSMART 2015 Fund: S&P Target Date 2015 Index; MM RetireSMART 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART 2050 Fund: S&P Target Date 2050 Index; and MM RetireSMART 2055 Fund: S&P Target Date 2055 Index.

** Going forward, the Fund’s performance benchmark index will be the Fund’s corresponding S&P Target Date Index rather than the Barclays U.S. Aggregate Bond Index because the corresponding S&P Target Date Index more closely represents the Fund’s investment strategy.

*** Going forward, the Fund’s performance benchmark index will be the Fund’s corresponding S&P Target Date Index rather than the S&P 500 Index because the corresponding S&P Target Date Index more closely represents the Fund’s investment strategy.

15

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Each of the MM RetireSMART (target-date) Funds underperformed its respective S&P Target Date Index for the 12-month period. (S&P Target Date Indexes are defined in the following section.) MM RetireSMART In Retirement Fund, MM RetireSMART 2010 and MM RetireSMART 2015 Funds underperformed the Barclays U.S. Aggregate Bond Index. MM RetireSMART 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Funds all trailed the S&P 500 Index by a substantial margin.

S&P Target Date Indexes:

The S&P Target Date® Index Series consists of 11 multi-asset class indexes: the S&P Target Date Retirement Income Index and 10 indexes, each of which corresponds to a specific target retirement date (ranging from 2010 through 2055). The benchmark asset allocation and glide path represent a market consensus across the universe of target date fund managers. The index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest negative impact on the Series’ performance during the year was its allocation to commodities, which fell sharply, including crude oil. The Series’ diversified allocation also worked against performance, as a stronger U.S. dollar helped support the outperformance of U.S. stocks and bonds versus most overseas markets. U.S. stocks and bonds were both up during the year, which meant the underperformance of the Series’ commodities and international Underlying Funds offset the outperformance of U.S. Underlying Funds in varying degrees across the Series. As a result, the more conservative Funds in the Series with higher allocations to bonds and lower allocations to underperforming investment types did better than the Funds focusing more heavily on growth. Despite having components with low or negative total returns, each Fund in the Series posted positive returns for the year.

For 2014, the Barclays U.S. Aggregate Bond Index gained 5.97% versus the S&P 500 Index advance of 13.69%. Foreign developed markets, as measured by the MSCI EAFE Index, returned -4.90%. Emerging markets were also in negative territory, with the MSCI Emerging Markets Index returning -2.19% for the year. The Barclays U.S. Corporate High-Yield Bond Index started out strong, but trailed off to deliver a 2.45% gain for the full year.

The Series’ underweight positioning in U.S. high-grade bond Underlying Funds generally detracted from results, but the impact was offset by the Series’ investment in Underlying Funds with Treasury Inflation-Protected Securities (“TIPS”) and international bonds, which added to total returns but lagged the returns of the Barclays U.S. Bond Aggregate Index. Domestic large-cap stocks were strong during 2014 and helped boost the performance of all Funds in the Series. Series exposure to real estate investment trusts (“REITS”) also aided results, as the FTSE NAREIT Equity REIT Index was up 30.14%. The Series had an impactful exposure to Underlying Funds investing in emerging-market equities and international developed stocks, but both categories were a drag on results in 2014. Despite its relatively minor position in the Series, the magnitude of weakness in commodity-related exposure was the single largest detractor from the Funds for the third year in a row. Lagging performance from some individual Underlying Funds with significant commodities exposure also detracted from relative returns, including Select Overseas Fund, Select Diversified International Fund, Premier International Equity Fund, and Premier Strategic Emerging Markets Fund.

The U.S. economy delivered solid growth with steady improvements in employment in 2014. Despite falling unemployment and the Federal Reserve’s (the “Fed”) cessation of its bond-buying program, interest rates on 10-Year U.S. Treasury bonds fell during the year. Outside the U.S., economic trends were less friendly, as Chinese growth slowed, Japan moved into recession, and European growth disappointed. Commodity prices were under pressure for most of the year and the pace of decline accelerated in the second half of the year. Slowing global growth and the surge in oil production from the United States pushed oil prices down more than 45% for the year. Economically sensitive assets dipped in October on fears of a global slowdown, but continued U.S. strength helped domestic equities rally in the fourth quarter.

With regard to Underlying Fund changes we made to the Series during the year, we removed Premier Focused International Fund and added Babson Global Floating Rate Fund.

16

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser outlook

We have a balanced view on market opportunities versus risk. We believe falling commodity prices and positive economic momentum in the U.S. will likely have the potential to unlock consumer demand, trigger business spending, and improve earnings for the market as a whole, while keeping the Fed from raising rates too quickly. However, falling commodity prices have opened up imbalances in the capital markets that could work against heavy borrowers, such as the energy industry, that may have difficulty generating cash flow to cover debt payments. Such credit stress typically generates volatility. Against the backdrop of likely global deflation, we believe the risk to economic growth from credit stress may be multiplied. As we enter 2015, the market is digesting these risks and resetting expectations. It is also possible that the end of 2015 may bring higher stock prices and higher U.S. Treasury yields.

We believe stocks may rally, but market risks have also increased. Falling inflation expectations have supported bond prices, pushed interest rates lower, and worked against commodity prices. In this environment, investors are likely to continue to seek safety and drive interest rates even lower. Due to this uncertainty, we maintain a neutral view on equity versus fixed-income allocation, but are wary of less-liquid investments, such as high-yield bonds and small-cap stocks. Our outlook and any changes we may make in positioning the Series Funds depend on developments such as consumer demand, central bank policy, and inflation trends.

17

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 12/31/14

Fixed Income Funds	64.1%
Equity Funds	36.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	53.1%
Fixed Income Funds	47.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	76.1%
Fixed Income Funds	24.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	86.2%
Fixed Income Funds	13.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 12/31/14

Fixed Income Funds	54.7%
Equity Funds	45.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	67.0%
Fixed Income Funds	33.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	82.3%
Fixed Income Funds	17.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	87.5%
Fixed Income Funds	12.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

18

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	93.1%
Fixed Income Funds	7.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	95.2%
Fixed Income Funds	4.8%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	0.0%

Net Assets	100.0%

MassMutual RetireSMART 2055 Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	95.2%
Fixed Income Funds	4.8%

Total Long-Term Investments	100.0%
Other Assets & Liabilities	0.0%

Net Assets	100.0%

19

MassMutual RetireSMARTSM In Retirement Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date Retirement Income Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Service Class	3.63%	6.56%	4.75%
Administrative Class	3.68%	6.52%	4.71%
Class A	3.34%	6.14%	4.34%
Class A (sales load deducted)*	-2.61%	4.89%	3.73%
Class R3	3.21%	5.88%	4.05%
S&P Target Date Retirement Income Index#	4.86%	6.33%	4.63%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Class I, Class R5, Class R4, the S&P Target Date Retirement Income Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.45%
Class R5	2.27%
Class R4	2.01%
S&P Target Date Retirement Income Index#	3.38%
Barclays U.S. Aggregate Bond Index	4.05%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date Retirement Income Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2010 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Service Class	3.84%	7.59%	4.82%
Administrative Class	3.71%	7.49%	4.74%
Class A	3.43%	7.16%	4.39%
Class A (sales load deducted)*	-2.51%	5.89%	3.78%
Class R3	3.20%	6.83%	4.09%
S&P Target Date 2010 Index#	5.07%	7.28%	5.10%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Class I, Class R5, Class R4, the S&P Target Date 2010 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.49%
Class R5	2.40%
Class R4	2.17%
S&P Target Date 2010 Index#	3.56%
Barclays U.S. Aggregate Bond Index	4.05%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2010 Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2015 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 4/1/10 - 12/31/14
Service Class	3.92%	8.28%
Administrative Class	3.73%	8.20%
Class A	3.45%	7.84%
Class A (sales load deducted)*	-2.50%	6.51%
S&P Target Date 2015 Index#	5.49%	7.85%
Barclays U.S. Aggregate Bond Index	5.97%	4.30%

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2015 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.48%
Class R5	2.48%
Class R4	2.17%
Class R3	2.03%
S&P Target Date 2015 Index#	3.84%
Barclays U.S. Aggregate Bond Index	4.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2015 Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2020 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Service Class	3.84%	9.33%	5.23%
Administrative Class	3.69%	9.24%	5.17%
Class A	3.41%	8.86%	4.81%
Class A (sales load deducted)*	-2.54%	7.57%	4.19%
Class R3	3.27%	8.58%	4.51%
S&P Target Date 2020 Index#	5.67%	8.95%	5.75%
S&P 500 Index	13.69%	15.45%	7.67%

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Class I, Class R5, Class R4, the S&P Target Date 2020 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.58%
Class R5	2.49%
Class R4	2.19%
S&P Target Date 2020 Index#	4.00%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2020 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2025 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 4/1/10 - 12/31/14
Service Class	3.64%	9.48%
Administrative Class	3.52%	9.41%
Class A	3.24%	9.05%
Class A (sales load deducted)*	-2.69%	7.70%
S&P Target Date 2025 Index#	5.56%	9.11%
S&P 500 Index	13.69%	15.04%

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2025 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.46%
Class R5	2.38%
Class R4	2.10%
Class R3	1.90%
S&P Target Date 2025 Index#	3.87%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2025 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2030 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Service Class	3.51%	10.12%	5.33%
Administrative Class	3.40%	10.05%	5.26%
Class A	3.12%	9.69%	4.90%
Class A (sales load deducted)*	-2.81%	8.40%	4.28%
Class R3	2.98%	9.39%	4.61%
S&P Target Date 2030 Index#	5.64%	10.07%	6.08%
S&P 500 Index	13.69%	15.45%	7.67%

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Class I, Class R5, Class R4, the S&P Target Date 2030 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.35%
Class R5	2.26%
Class R4	1.96%
S&P Target Date 2030 Index#	3.94%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2030 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2035 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 4/1/10 - 12/31/14
Service Class	3.53%	9.90%
Administrative Class	3.38%	9.83%
Class A	3.13%	9.47%
Class A (sales load deducted)*	-2.80%	8.11%
S&P Target Date 2035 Index#	5.69%	10.02%
S&P 500 Index	13.69%	15.04%

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2035 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.37%
Class R5	2.36%
Class R4	2.15%
Class R3	1.86%
S&P Target Date 2035 Index#	4.01%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2035 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2040 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Service Class	3.54%	10.38%	5.50%
Administrative Class	3.44%	10.27%	5.42%
Class A	3.15%	9.90%	5.06%
Class A (sales load deducted)*	-2.78%	8.61%	4.44%
Class R3	2.95%	9.62%	4.76%
S&P Target Date 2040 Index#	5.69%	10.81%	6.25%
S&P 500 Index	13.69%	15.45%	7.67%

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Class I, Class R5, Class R4, the S&P Target Date 2040 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.49%
Class R5	2.39%
Class R4	2.10%
S&P Target Date 2040 Index#	4.02%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2040 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMARTSM 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2045 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 4/1/10 - 12/31/14
Service Class	3.62%	10.43%
Administrative Class	3.52%	10.36%
Class A	3.28%	10.00%
Class A (sales load deducted)*	-2.65%	8.64%
S&P Target Date 2045 Index#	5.67%	10.55%
S&P 500 Index	13.69%	15.04%

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2045 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.57%
Class R5	2.56%
Class R4	2.22%
Class R3	2.10%
S&P Target Date 2045 Index#	4.03%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2045 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

28

MassMutual RetireSMARTSM 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the S&P Target Date 2050 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 12/17/07 - 12/31/14
Service Class	3.59%	10.83%	4.59%
Administrative Class	3.49%	10.79%	4.55%
Class A	3.18%	10.37%	4.21%
Class A (sales load deducted)*	-2.75%	9.07%	3.33%
Class R3	3.03%	10.07%	3.88%
S&P Target Date 2050 Index#	5.69%	11.22%	4.88%
S&P 500 Index	13.69%	15.45%	7.24%

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Class I, Class R5, Class R4, the S&P Target Date 2050 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.57%
Class R5	2.56%
Class R4	2.35%
S&P Target Date 2050 Index#	4.08%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2050 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

29

MassMutual RetireSMARTSM 2055 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P Target Date 2055 Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 9/17/13 - 12/31/14
Service Class	3.71%	8.84%
Administrative Class	3.52%	8.70%
Class A	3.24%	8.39%
Class A (sales load deducted)*	-2.69%	3.53%
S&P Target Date 2055 Index#	5.64%	10.90%
S&P 500 Index	13.69%	19.03%

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Class I, Class R5, Class R4, Class R3, the S&P Target Date 2055 Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	2.60%
Class R5	2.54%
Class R4	2.28%
Class R3	2.10%
S&P Target Date 2055 Index#	4.06%
S&P 500 Index	11.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2055 Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

30

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 30.6%
MassMutual Premier Disciplined Growth Fund, Class I (a)	642,207	$7,526,660
MassMutual Premier Disciplined Value Fund, Class I (a)	465,585	7,528,510
MassMutual Premier International Equity Fund, Class I (a)	176,495	2,079,113
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	295,448	3,294,249
MassMutual Select Blue Chip Growth Fund, Class I (a)	79,470	1,370,054
MassMutual Select Diversified International Fund, Class I (a)	237,661	1,585,198
MassMutual Select Diversified Value Fund, Class I (a)	112,520	1,672,053
MassMutual Select Focused Value Fund, Class I (a)	202,817	4,601,907
MassMutual Select Fundamental Growth Fund, Class I (a)	180,390	1,475,590
MassMutual Select Fundamental Value Fund, Class I (a)	77,455	1,082,046
MassMutual Select Growth Opportunities Fund, Class I (a)	97,944	1,165,536
MassMutual Select Large Cap Value Fund, Class I (a)	147,877	1,225,899
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	86,531	1,613,805
MassMutual Select Mid-Cap Value Fund, Class I (a)	124,489	1,898,458
MassMutual Select Overseas Fund, Class I (a)	597,850	4,956,176
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	39,701	649,906
MassMutual Select Small Cap Value Equity Fund, Class I (a)	92,692	1,460,820
MassMutual Select Small Company Growth Fund, Class I (a)	34,949	422,888
MassMutual Select Small Company Value Fund, Class I (a)	29,852	429,267
MM MSCI EAFE International Index Fund, Class I (a)	380,827	4,646,094
MM Russell 2000 Small Cap Index Fund, Class I (a)	130,110	1,592,550
MM S&P Mid Cap Index Fund, Class I (a)	182,856	2,397,237
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,702,836	4,001,665
Oppenheimer Developing Markets Fund, Class I (a)	57,052	2,000,242
Oppenheimer Global Real Estate Fund, Class I (a)	259,229	2,856,704

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	61,037	$1,761,515

		65,294,142

Fixed Income Funds — 69.5%
Babson Global Floating Rate Fund, Class Y (a)	124,442	1,188,420
MassMutual Premier Core Bond Fund, Class I (a)	5,700,012	64,182,138
MassMutual Premier High Yield Fund, Class I (a)	324,306	2,889,566
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,669,675	17,147,560
MassMutual Premier Money Market Fund, Class R5 (a)	891,864	891,864
MassMutual Premier Short-Duration Bond Fund, Class I (a)	3,042,521	31,307,545
MassMutual Select Strategic Bond Fund, Class I (a)	1,038,861	10,544,437
MassMutual Select Total Return Bond Fund, Class I (a)	1,342,630	13,560,568
Oppenheimer International Bond Fund, Class I (a)	1,156,486	6,834,830

		148,546,928

TOTAL MUTUAL FUNDS (Cost $218,429,174)		213,841,070

TOTAL LONG-TERM INVESTMENTS (Cost $218,429,174)		213,841,070

TOTAL INVESTMENTS — 100.1% (Cost $218,429,174) (c)		213,841,070

Other Assets/(Liabilities) — (0.1)%		(165,419)

NET ASSETS — 100.0%		$213,675,651

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 59.2%
MassMutual Premier Disciplined Growth Fund, Class I (a)	2,115,571	$24,794,494
MassMutual Premier Disciplined Value Fund, Class I (a)	1,533,429	24,795,555
MassMutual Premier International Equity Fund, Class I (a)	731,628	8,618,572
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	814,315	9,079,612
MassMutual Select Blue Chip Growth Fund, Class I (a)	432,561	7,457,345
MassMutual Select Diversified International Fund, Class I (a)	986,245	6,578,251
MassMutual Select Diversified Value Fund, Class I (a)	595,218	8,844,942
MassMutual Select Focused Value Fund, Class I (a)	503,714	11,429,262
MassMutual Select Fundamental Growth Fund, Class I (a)	954,780	7,810,098
MassMutual Select Fundamental Value Fund, Class I (a)	439,638	6,141,738
MassMutual Select Growth Opportunities Fund, Class I (a)	535,709	6,374,942
MassMutual Select Large Cap Value Fund, Class I (a)	781,681	6,480,133
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	387,657	7,229,800
MassMutual Select Mid-Cap Value Fund, Class I (a)	557,400	8,500,343
MassMutual Select Overseas Fund, Class I (a)	2,483,128	20,585,134
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	165,221	2,704,661
MassMutual Select Small Cap Value Equity Fund, Class I (a)	393,550	6,202,342
MassMutual Select Small Company Growth Fund, Class I (a)	148,153	1,792,656
MassMutual Select Small Company Value Fund, Class I (a)	125,538	1,805,235
MM MSCI EAFE International Index Fund, Class I (a)	1,578,805	19,261,416
MM Russell 2000 Small Cap Index Fund, Class I (a)	551,205	6,746,748
MM S&P Mid Cap Index Fund, Class I (a)	818,220	10,726,869
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	4,819,211	11,325,146
Oppenheimer Developing Markets Fund, Class I (a)	164,050	5,751,592

	Number of Shares	Value
Oppenheimer Global Real Estate Fund, Class I (a)	752,080	$8,287,923
Oppenheimer Real Estate Fund, Class I (a)	174,935	5,048,633

		244,373,442

Fixed Income Funds — 40.9%
Babson Global Floating Rate Fund, Class Y (a)	257,324	2,457,448
MassMutual Premier Core Bond Fund, Class I (a)	6,818,053	76,771,281
MassMutual Premier High Yield Fund, Class I (a)	655,528	5,840,758
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,868,132	19,185,720
MassMutual Premier Money Market Fund, Class R5 (a)	441,938	441,938
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,501,811	25,743,635
MassMutual Select Strategic Bond Fund, Class I (a)	1,240,102	12,587,040
MassMutual Select Total Return Bond Fund, Class I (a)	1,623,820	16,400,582
Oppenheimer International Bond Fund, Class I (a)	1,555,771	9,194,605

		168,623,007

TOTAL MUTUAL FUNDS (Cost $415,378,369)		412,996,449

TOTAL LONG-TERM INVESTMENTS (Cost $415,378,369)		412,996,449

TOTAL INVESTMENTS — 100.1% (Cost $415,378,369) (c)		412,996,449

Other Assets/(Liabilities) — (0.1)%		(299,598)

NET ASSETS — 100.0%		$412,696,851

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 83.9%
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,978,761	$23,191,079
MassMutual Premier Disciplined Value Fund, Class I (a)	1,434,306	23,192,733
MassMutual Premier International Equity Fund, Class I (a)	885,690	10,433,425
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	873,340	9,737,745
MassMutual Select Blue Chip Growth Fund, Class I (a)	627,300	10,814,659
MassMutual Select Diversified International Fund, Class I (a)	1,191,561	7,947,711
MassMutual Select Diversified Value Fund, Class I (a)	855,118	12,707,054
MassMutual Select Focused Value Fund, Class I (a)	384,911	8,733,641
MassMutual Select Fundamental Growth Fund, Class I (a)	1,371,374	11,217,839
MassMutual Select Fundamental Value Fund, Class I (a)	645,966	9,024,151
MassMutual Select Growth Opportunities Fund, Class I (a)	778,072	9,259,053
MassMutual Select Large Cap Value Fund, Class I (a)	1,123,371	9,312,748
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	398,410	7,430,342
MassMutual Select Mid-Cap Value Fund, Class I (a)	573,144	8,740,440
MassMutual Select Overseas Fund, Class I (a)	2,998,809	24,860,130
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	220,527	3,610,028
MassMutual Select Small Cap Value Equity Fund, Class I (a)	512,846	8,082,461
MassMutual Select Small Company Growth Fund, Class I (a)	190,670	2,307,103
MassMutual Select Small Company Value Fund, Class I (a)	160,865	2,313,244
MM MSCI EAFE International Index Fund, Class I (a)	1,908,858	23,288,070
MM Russell 2000 Small Cap Index Fund, Class I (a)	727,513	8,904,762
MM S&P Mid Cap Index Fund, Class I (a)	839,889	11,010,942
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	5,034,535	11,831,157
Oppenheimer Developing Markets Fund, Class I (a)	175,776	6,162,695

	Number of Shares	Value
Oppenheimer Global Real Estate Fund, Class I (a)	794,529	$8,755,708
Oppenheimer Real Estate Fund, Class I (a)	186,694	5,387,989

		278,256,909

Fixed Income Funds — 16.2%
Babson Global Floating Rate Fund, Class Y (a)	335,435	3,203,406
MassMutual Premier Core Bond Fund, Class I (a)	1,693,035	19,063,575
MassMutual Premier High Yield Fund, Class I (a)	890,667	7,935,839
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	502,915	5,164,936
MassMutual Premier Money Market Fund, Class R5 (a)	209,453	209,453
MassMutual Premier Short-Duration Bond Fund, Class I (a)	472,474	4,861,757
MassMutual Select Strategic Bond Fund, Class I (a)	307,026	3,116,310
MassMutual Select Total Return Bond Fund, Class I (a)	426,451	4,307,153
Oppenheimer International Bond Fund, Class I (a)	973,777	5,755,021

		53,617,450

TOTAL MUTUAL FUNDS (Cost $331,232,812)		331,874,359

TOTAL LONG-TERM INVESTMENTS (Cost $331,232,812)		331,874,359

TOTAL INVESTMENTS — 100.1% (Cost $331,232,812) (c)		331,874,359

Other Assets/(Liabilities) — (0.1)%		(239,869)

NET ASSETS — 100.0%		$331,634,490

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 97.3%
MassMutual Premier Disciplined Growth Fund, Class I (a)	590,757	$6,923,668
MassMutual Premier Disciplined Value Fund, Class I (a)	428,201	6,924,003
MassMutual Premier International Equity Fund, Class I (a)	345,483	4,069,787
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	351,263	3,916,577
MassMutual Select Blue Chip Growth Fund, Class I (a)	301,449	5,196,978
MassMutual Select Diversified International Fund, Class I (a)	465,460	3,104,615
MassMutual Select Diversified Value Fund, Class I (a)	408,581	6,071,513
MassMutual Select Focused Value Fund, Class I (a)	142,070	3,223,567
MassMutual Select Fundamental Growth Fund, Class I (a)	655,409	5,361,247
MassMutual Select Fundamental Value Fund, Class I (a)	312,904	4,371,262
MassMutual Select Growth Opportunities Fund, Class I (a)	374,199	4,452,970
MassMutual Select Large Cap Value Fund, Class I (a)	536,661	4,448,922
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	157,805	2,943,071
MassMutual Select Mid-Cap Value Fund, Class I (a)	226,925	3,460,614
MassMutual Select Overseas Fund, Class I (a)	1,171,799	9,714,210
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	89,502	1,465,154
MassMutual Select Small Cap Value Equity Fund, Class I (a)	208,373	3,283,954
MassMutual Select Small Company Growth Fund, Class I (a)	77,491	937,636
MassMutual Select Small Company Value Fund, Class I (a)	65,152	936,882
MM MSCI EAFE International Index Fund, Class I (a)	745,252	9,092,080
MM Russell 2000 Small Cap Index Fund, Class I (a)	295,900	3,621,811
MM S&P Mid Cap Index Fund, Class I (a)	332,445	4,358,351
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,778,855	4,180,310
Oppenheimer Developing Markets Fund, Class I (a)	60,310	2,114,476
Oppenheimer Global Real Estate Fund, Class I (a)	288,939	3,184,113

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	67,482	$1,947,523

		109,305,294

Fixed Income Funds — 2.8%
Babson Global Floating Rate Fund, Class Y (a)	16,442	157,019
MassMutual Premier Core Bond Fund, Class I (a)	95,129	1,071,148
MassMutual Premier High Yield Fund, Class I (a)	40,546	361,267
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	40,120	412,029
MassMutual Premier Money Market Fund, Class R5 (a)	35,705	35,705
MassMutual Premier Short-Duration Bond Fund, Class I (a)	18,834	193,799
MassMutual Select Strategic Bond Fund, Class I (a)	15,163	153,908
MassMutual Select Total Return Bond Fund, Class I (a)	34,004	343,445
Oppenheimer International Bond Fund, Class I (a)	65,883	389,368

		3,117,688

TOTAL MUTUAL FUNDS (Cost $113,018,163)		112,422,982

TOTAL LONG-TERM INVESTMENTS (Cost $113,018,163)		112,422,982

TOTAL INVESTMENTS — 100.1% (Cost $113,018,163) (c)		112,422,982

Other Assets/(Liabilities) — (0.1)%		(84,745)

NET ASSETS — 100.0%		$112,338,237

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 36.0%
MassMutual Premier Disciplined Growth Fund, Class I (a)	319,811	$3,748,180
MassMutual Premier Disciplined Value Fund, Class I (a)	231,836	3,748,781
MassMutual Premier International Equity Fund, Class I (a)	82,969	977,369
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	161,102	1,796,292
MassMutual Select Blue Chip Growth Fund, Class I (a)	38,669	666,662
MassMutual Select Diversified International Fund, Class I (a)	111,724	745,198
MassMutual Select Diversified Value Fund, Class I (a)	54,800	814,324
MassMutual Select Focused Value Fund, Class I (a)	105,567	2,395,323
MassMutual Select Fundamental Growth Fund, Class I (a)	87,838	718,511
MassMutual Select Fundamental Value Fund, Class I (a)	37,630	525,692
MassMutual Select Growth Opportunities Fund, Class I (a)	47,659	567,147
MassMutual Select Large Cap Value Fund, Class I (a)	72,087	597,602
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	38,466	717,387
MassMutual Select Mid-Cap Value Fund, Class I (a)	55,414	845,067
MassMutual Select Overseas Fund, Class I (a)	280,378	2,324,336
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	18,330	300,061
MassMutual Select Small Cap Value Equity Fund, Class I (a)	42,346	667,376
MassMutual Select Small Company Growth Fund, Class I (a)	15,853	191,820
MassMutual Select Small Company Value Fund, Class I (a)	13,586	195,361
MM MSCI EAFE International Index Fund, Class I (a)	179,201	2,186,251
MM Russell 2000 Small Cap Index Fund, Class I (a)	59,594	729,435
MM S&P Mid Cap Index Fund, Class I (a)	81,280	1,065,586
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	892,489	2,097,349
Oppenheimer Developing Markets Fund, Class I (a)	26,566	931,392
Oppenheimer Global Real Estate Fund, Class I (a)	133,359	1,469,615

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	31,943	$921,861

		31,943,978

Fixed Income Funds — 64.1%
Babson Global Floating Rate Fund, Class Y (a)	39,568	377,870
MassMutual Premier Core Bond Fund, Class I (a)	1,688,892	19,016,924
MassMutual Premier High Yield Fund, Class I (a)	113,907	1,014,912
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,292,812	13,277,176
MassMutual Premier Money Market Fund, Class R5 (a)	420,577	420,577
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,269,821	13,066,459
MassMutual Select Strategic Bond Fund, Class I (a)	302,384	3,069,198
MassMutual Select Total Return Bond Fund, Class I (a)	405,358	4,094,119
Oppenheimer International Bond Fund, Class I (a)	440,594	2,603,910

		56,941,145

TOTAL MUTUAL FUNDS (Cost $91,307,668)		88,885,123

TOTAL LONG-TERM INVESTMENTS (Cost $91,307,668)		88,885,123

TOTAL INVESTMENTS — 100.1% (Cost $91,307,668) (c)		88,885,123

Other Assets/(Liabilities) — (0.1)%		(78,907)

NET ASSETS — 100.0%		$88,806,216

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 45.4%
MassMutual Premier Disciplined Growth Fund, Class I (a)	426,016	$4,992,905
MassMutual Premier Disciplined Value Fund, Class I (a)	308,860	4,994,270
MassMutual Premier International Equity Fund, Class I (a)	135,022	1,590,563
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	179,576	2,002,269
MassMutual Select Blue Chip Growth Fund, Class I (a)	56,381	972,011
MassMutual Select Diversified International Fund, Class I (a)	181,567	1,211,051
MassMutual Select Diversified Value Fund, Class I (a)	78,883	1,172,194
MassMutual Select Focused Value Fund, Class I (a)	118,293	2,684,063
MassMutual Select Fundamental Growth Fund, Class I (a)	126,419	1,034,111
MassMutual Select Fundamental Value Fund, Class I (a)	55,935	781,412
MassMutual Select Growth Opportunities Fund, Class I (a)	69,634	828,643
MassMutual Select Large Cap Value Fund, Class I (a)	103,691	859,597
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	73,432	1,369,506
MassMutual Select Mid-Cap Value Fund, Class I (a)	105,733	1,612,428
MassMutual Select Overseas Fund, Class I (a)	456,056	3,780,705
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	31,740	519,579
MassMutual Select Small Cap Value Equity Fund, Class I (a)	74,715	1,177,508
MassMutual Select Small Company Growth Fund, Class I (a)	27,914	337,763
MassMutual Select Small Company Value Fund, Class I (a)	23,843	342,862
MM MSCI EAFE International Index Fund, Class I (a)	291,173	3,552,307
MM Russell 2000 Small Cap Index Fund, Class I (a)	104,693	1,281,446
MM S&P Mid Cap Index Fund, Class I (a)	155,100	2,033,362
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	985,950	2,316,982
Oppenheimer Developing Markets Fund, Class I (a)	34,864	1,222,344
Oppenheimer Global Real Estate Fund, Class I (a)	152,230	1,677,575

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	36,165	$1,043,709

		45,391,165

Fixed Income Funds — 54.7%
Babson Global Floating Rate Fund, Class Y (a)	55,589	530,871
MassMutual Premier Core Bond Fund, Class I (a)	1,845,604	20,781,506
MassMutual Premier High Yield Fund, Class I (a)	153,869	1,370,970
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,212,234	12,449,642
MassMutual Premier Money Market Fund, Class R5 (a)	205,726	205,726
MassMutual Premier Short-Duration Bond Fund, Class I (a)	875,094	9,004,720
MassMutual Select Strategic Bond Fund, Class I (a)	330,544	3,355,019
MassMutual Select Total Return Bond Fund, Class I (a)	443,219	4,476,517
Oppenheimer International Bond Fund, Class I (a)	436,578	2,580,175

		54,755,146

TOTAL MUTUAL FUNDS (Cost $102,686,673)		100,146,311

TOTAL LONG-TERM INVESTMENTS (Cost $102,686,673)		100,146,311

TOTAL INVESTMENTS — 100.1% (Cost $102,686,673) (c)		100,146,311

Other Assets/(Liabilities) — (0.1)%		(82,263)

NET ASSETS — 100.0%		$100,064,048

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 53.1%
MassMutual Premier Disciplined Growth Fund, Class I (a)	286,702	$3,360,144
MassMutual Premier Disciplined Value Fund, Class I (a)	207,850	3,360,929
MassMutual Premier International Equity Fund, Class I (a)	97,383	1,147,168
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	118,478	1,321,024
MassMutual Select Blue Chip Growth Fund, Class I (a)	44,889	773,889
MassMutual Select Diversified International Fund, Class I (a)	130,946	873,411
MassMutual Select Diversified Value Fund, Class I (a)	62,158	923,664
MassMutual Select Focused Value Fund, Class I (a)	72,656	1,648,572
MassMutual Select Fundamental Growth Fund, Class I (a)	99,611	814,818
MassMutual Select Fundamental Value Fund, Class I (a)	45,154	630,796
MassMutual Select Growth Opportunities Fund, Class I (a)	55,526	660,754
MassMutual Select Large Cap Value Fund, Class I (a)	81,744	677,658
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	53,804	1,003,450
MassMutual Select Mid-Cap Value Fund, Class I (a)	77,565	1,182,870
MassMutual Select Overseas Fund, Class I (a)	328,459	2,722,923
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	22,969	376,004
MassMutual Select Small Cap Value Equity Fund, Class I (a)	54,069	852,130
MassMutual Select Small Company Growth Fund, Class I (a)	20,062	242,753
MassMutual Select Small Company Value Fund, Class I (a)	17,133	246,378
MM MSCI EAFE International Index Fund, Class I (a)	210,240	2,564,934
MM Russell 2000 Small Cap Index Fund, Class I (a)	75,788	927,642
MM S&P Mid Cap Index Fund, Class I (a)	113,620	1,489,558
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	631,099	1,483,083
Oppenheimer Developing Markets Fund, Class I (a)	21,325	747,666
Oppenheimer Global Real Estate Fund, Class I (a)	97,422	1,073,593

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	23,245	$670,853

		31,776,664

Fixed Income Funds — 47.0%
Babson Global Floating Rate Fund, Class Y (a)	27,887	266,322
MassMutual Premier Core Bond Fund, Class I (a)	965,982	10,876,956
MassMutual Premier High Yield Fund, Class I (a)	100,084	891,745
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	619,885	6,366,221
MassMutual Premier Money Market Fund, Class R5 (a)	76,196	76,196
MassMutual Premier Short-Duration Bond Fund, Class I (a)	401,746	4,133,964
MassMutual Select Strategic Bond Fund, Class I (a)	173,052	1,756,478
MassMutual Select Total Return Bond Fund, Class I (a)	232,713	2,350,405
Oppenheimer International Bond Fund, Class I (a)	236,565	1,398,100

		28,116,387

TOTAL MUTUAL FUNDS (Cost $62,240,247)		59,893,051

TOTAL LONG-TERM INVESTMENTS (Cost $62,240,247)		59,893,051

TOTAL INVESTMENTS — 100.1% (Cost $62,240,247) (c)		59,893,051

Other Assets/(Liabilities) — (0.1)%		(47,861)

NET ASSETS — 100.0%		$59,845,190

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 67.0%
MassMutual Premier Disciplined Growth Fund, Class I (a)	2,961,840	$34,712,765
MassMutual Premier Disciplined Value Fund, Class I (a)	2,146,876	34,714,988
MassMutual Premier International Equity Fund, Class I (a)	1,071,172	12,618,406
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,238,114	13,804,973
MassMutual Select Blue Chip Growth Fund, Class I (a)	745,750	12,856,726
MassMutual Select Diversified International Fund, Class I (a)	1,442,104	9,618,835
MassMutual Select Diversified Value Fund, Class I (a)	1,019,471	15,149,333
MassMutual Select Focused Value Fund, Class I (a)	658,045	14,931,049
MassMutual Select Fundamental Growth Fund, Class I (a)	1,634,665	13,371,560
MassMutual Select Fundamental Value Fund, Class I (a)	764,812	10,684,421
MassMutual Select Growth Opportunities Fund, Class I (a)	924,543	11,002,061
MassMutual Select Large Cap Value Fund, Class I (a)	1,340,085	11,109,306
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	536,161	9,999,397
MassMutual Select Mid-Cap Value Fund, Class I (a)	772,256	11,776,899
MassMutual Select Overseas Fund, Class I (a)	3,622,061	30,026,889
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	240,188	3,931,877
MassMutual Select Small Cap Value Equity Fund, Class I (a)	564,957	8,903,725
MassMutual Select Small Company Growth Fund, Class I (a)	210,204	2,543,471
MassMutual Select Small Company Value Fund, Class I (a)	178,554	2,567,608
MM MSCI EAFE International Index Fund, Class I (a)	2,313,037	28,219,046
MM Russell 2000 Small Cap Index Fund, Class I (a)	794,128	9,720,123
MM S&P Mid Cap Index Fund, Class I (a)	1,131,258	14,830,793
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	7,041,635	16,547,842
Oppenheimer Developing Markets Fund, Class I (a)	198,703	6,966,538

	Number of Shares	Value
Oppenheimer Global Real Estate Fund, Class I (a)	1,079,555	$11,896,701
Oppenheimer Real Estate Fund, Class I (a)	256,087	7,390,680

		359,896,012

Fixed Income Funds — 33.1%
Babson Global Floating Rate Fund, Class Y (a)	353,431	3,375,267
MassMutual Premier Core Bond Fund, Class I (a)	5,554,235	62,540,686
MassMutual Premier High Yield Fund, Class I (a)	1,029,355	9,171,552
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	3,904,922	40,103,553
MassMutual Premier Money Market Fund, Class R5 (a)	474,560	474,560
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,604,658	26,801,935
MassMutual Select Strategic Bond Fund, Class I (a)	991,893	10,067,711
MassMutual Select Total Return Bond Fund, Class I (a)	1,357,129	13,707,008
Oppenheimer International Bond Fund, Class I (a)	1,906,436	11,267,034

		177,509,306

TOTAL MUTUAL FUNDS (Cost $547,127,253)		537,405,318

TOTAL LONG-TERM INVESTMENTS (Cost $547,127,253)		537,405,318

TOTAL INVESTMENTS — 100.1% (Cost $547,127,253) (c)		537,405,318

Other Assets/(Liabilities) — (0.1)%		(373,199)

NET ASSETS — 100.0%		$537,032,119

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 76.1%
MassMutual Premier Disciplined Growth Fund, Class I (a)	620,255	$7,269,394
MassMutual Premier Disciplined Value Fund, Class I (a)	449,780	7,272,943
MassMutual Premier International Equity Fund, Class I (a)	253,982	2,991,913
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	297,585	3,318,071
MassMutual Select Blue Chip Growth Fund, Class I (a)	178,343	3,074,636
MassMutual Select Diversified International Fund, Class I (a)	340,815	2,273,238
MassMutual Select Diversified Value Fund, Class I (a)	242,719	3,606,811
MassMutual Select Focused Value Fund, Class I (a)	128,459	2,914,737
MassMutual Select Fundamental Growth Fund, Class I (a)	388,696	3,179,531
MassMutual Select Fundamental Value Fund, Class I (a)	184,072	2,571,479
MassMutual Select Growth Opportunities Fund, Class I (a)	221,278	2,633,213
MassMutual Select Large Cap Value Fund, Class I (a)	319,573	2,649,262
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	118,715	2,214,034
MassMutual Select Mid-Cap Value Fund, Class I (a)	171,607	2,617,012
MassMutual Select Overseas Fund, Class I (a)	851,631	7,060,025
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	61,718	1,010,317
MassMutual Select Small Cap Value Equity Fund, Class I (a)	141,201	2,225,333
MassMutual Select Small Company Growth Fund, Class I (a)	51,198	619,493
MassMutual Select Small Company Value Fund, Class I (a)	43,728	628,806
MM MSCI EAFE International Index Fund, Class I (a)	548,881	6,696,347
MM Russell 2000 Small Cap Index Fund, Class I (a)	200,376	2,452,605
MM S&P Mid Cap Index Fund, Class I (a)	250,441	3,283,283
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,536,906	3,611,730
Oppenheimer Developing Markets Fund, Class I (a)	39,977	1,401,578
Oppenheimer Global Real Estate Fund, Class I (a)	231,837	2,554,842

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	57,858	$1,669,795

		81,800,428

Fixed Income Funds — 24.0%
Babson Global Floating Rate Fund, Class Y (a)	77,620	741,273
MassMutual Premier Core Bond Fund, Class I (a)	725,095	8,164,568
MassMutual Premier High Yield Fund, Class I (a)	342,556	3,052,172
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	521,542	5,356,240
MassMutual Premier Money Market Fund, Class R5 (a)	71,571	71,571
MassMutual Premier Short-Duration Bond Fund, Class I (a)	296,630	3,052,322
MassMutual Select Strategic Bond Fund, Class I (a)	129,083	1,310,190
MassMutual Select Total Return Bond Fund, Class I (a)	179,420	1,812,140
Oppenheimer International Bond Fund, Class I (a)	387,563	2,290,495

		25,850,971

TOTAL MUTUAL FUNDS (Cost $113,221,399)		107,651,399

TOTAL LONG-TERM INVESTMENTS (Cost $113,221,399)		107,651,399

TOTAL INVESTMENTS — 100.1% (Cost $113,221,399) (c)		107,651,399

Other Assets/(Liabilities) — (0.1)%		(67,959)

NET ASSETS — 100.0%		$107,583,440

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 82.3%
MassMutual Premier Disciplined Growth Fund, Class I (a)	3,024,212	$35,443,762
MassMutual Premier Disciplined Value Fund, Class I (a)	2,192,354	35,450,358
MassMutual Premier International Equity Fund, Class I (a)	1,384,201	16,305,886
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,428,619	15,929,100
MassMutual Select Blue Chip Growth Fund, Class I (a)	996,456	17,178,895
MassMutual Select Diversified International Fund, Class I (a)	1,862,924	12,425,700
MassMutual Select Diversified Value Fund, Class I (a)	1,355,913	20,148,871
MassMutual Select Focused Value Fund, Class I (a)	592,378	13,441,064
MassMutual Select Fundamental Growth Fund, Class I (a)	2,173,671	17,780,627
MassMutual Select Fundamental Value Fund, Class I (a)	1,028,411	14,366,897
MassMutual Select Growth Opportunities Fund, Class I (a)	1,236,206	14,710,851
MassMutual Select Large Cap Value Fund, Class I (a)	1,782,531	14,777,186
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	620,124	11,565,321
MassMutual Select Mid-Cap Value Fund, Class I (a)	893,619	13,627,686
MassMutual Select Overseas Fund, Class I (a)	4,675,945	38,763,587
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	349,374	5,719,255
MassMutual Select Small Cap Value Equity Fund, Class I (a)	805,137	12,688,962
MassMutual Select Small Company Growth Fund, Class I (a)	296,295	3,585,166
MassMutual Select Small Company Value Fund, Class I (a)	250,861	3,607,375
MM MSCI EAFE International Index Fund, Class I (a)	2,989,603	36,473,152
MM Russell 2000 Small Cap Index Fund, Class I (a)	1,143,989	14,002,426
MM S&P Mid Cap Index Fund, Class I (a)	1,307,629	17,143,013
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	7,802,301	18,335,407
Oppenheimer Developing Markets Fund, Class I (a)	253,369	8,883,109

	Number of Shares	Value
Oppenheimer Global Real Estate Fund, Class I (a)	1,217,547	$13,417,369
Oppenheimer Real Estate Fund, Class I (a)	292,600	8,444,448

		434,215,473

Fixed Income Funds — 17.8%
Babson Global Floating Rate Fund, Class Y (a)	506,747	4,839,430
MassMutual Premier Core Bond Fund, Class I (a)	2,392,123	26,935,310
MassMutual Premier High Yield Fund, Class I (a)	1,637,087	14,586,445
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,714,489	17,607,805
MassMutual Premier Money Market Fund, Class R5 (a)	323,911	323,911
MassMutual Premier Short-Duration Bond Fund, Class I (a)	828,897	8,529,347
MassMutual Select Strategic Bond Fund, Class I (a)	425,049	4,314,244
MassMutual Select Total Return Bond Fund, Class I (a)	612,610	6,187,364
Oppenheimer International Bond Fund, Class I (a)	1,739,238	10,278,898

		93,602,754

TOTAL MUTUAL FUNDS (Cost $537,504,015)		527,818,227

TOTAL LONG-TERM INVESTMENTS (Cost $537,504,015)		527,818,227

TOTAL INVESTMENTS — 100.1% (Cost $537,504,015) (c)		527,818,227

Other Assets/(Liabilities) — (0.1)%		(344,925)

NET ASSETS — 100.0%		$527,473,302

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 86.2%
MassMutual Premier Disciplined Growth Fund, Class I (a)	421,986	$4,945,679
MassMutual Premier Disciplined Value Fund, Class I (a)	306,014	4,948,243
MassMutual Premier International Equity Fund, Class I (a)	210,425	2,478,805
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	229,117	2,554,650
MassMutual Select Blue Chip Growth Fund, Class I (a)	162,405	2,799,862
MassMutual Select Diversified International Fund, Class I (a)	282,114	1,881,704
MassMutual Select Diversified Value Fund, Class I (a)	220,249	3,272,906
MassMutual Select Focused Value Fund, Class I (a)	88,270	2,002,845
MassMutual Select Fundamental Growth Fund, Class I (a)	352,702	2,885,103
MassMutual Select Fundamental Value Fund, Class I (a)	168,393	2,352,456
MassMutual Select Growth Opportunities Fund, Class I (a)	201,562	2,398,583
MassMutual Select Large Cap Value Fund, Class I (a)	289,941	2,403,614
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	94,224	1,757,285
MassMutual Select Mid-Cap Value Fund, Class I (a)	136,147	2,076,244
MassMutual Select Overseas Fund, Class I (a)	705,467	5,848,317
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	54,317	889,166
MassMutual Select Small Cap Value Equity Fund, Class I (a)	123,593	1,947,828
MassMutual Select Small Company Growth Fund, Class I (a)	44,694	540,796
MassMutual Select Small Company Value Fund, Class I (a)	38,098	547,850
MM MSCI EAFE International Index Fund, Class I (a)	454,265	5,542,038
MM Russell 2000 Small Cap Index Fund, Class I (a)	175,944	2,153,551
MM S&P Mid Cap Index Fund, Class I (a)	198,681	2,604,706
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,147,520	2,696,673
Oppenheimer Developing Markets Fund, Class I (a)	33,787	1,184,573
Oppenheimer Global Real Estate Fund, Class I (a)	176,946	1,949,948

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	43,980	$1,269,254

		65,932,679

Fixed Income Funds — 13.9%
Babson Global Floating Rate Fund, Class Y (a)	41,700	398,239
MassMutual Premier Core Bond Fund, Class I (a)	291,965	3,287,521
MassMutual Premier High Yield Fund, Class I (a)	182,297	1,624,266
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	173,784	1,784,762
MassMutual Premier Money Market Fund, Class R5 (a)	35,757	35,757
MassMutual Premier Short-Duration Bond Fund, Class I (a)	96,694	994,980
MassMutual Select Strategic Bond Fund, Class I (a)	51,996	527,763
MassMutual Select Total Return Bond Fund, Class I (a)	75,177	759,290
Oppenheimer International Bond Fund, Class I (a)	206,602	1,221,020

		10,633,598

TOTAL MUTUAL FUNDS (Cost $80,451,345)		76,566,277

TOTAL LONG-TERM INVESTMENTS (Cost $80,451,345)		76,566,277

TOTAL INVESTMENTS — 100.1% (Cost $80,451,345) (c)		76,566,277

Other Assets/(Liabilities) — (0.1)%		(54,469)

NET ASSETS — 100.0%		$76,511,808

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 87.5%
MassMutual Premier Disciplined Growth Fund, Class I (a)	1,662,946	$19,489,728
MassMutual Premier Disciplined Value Fund, Class I (a)	1,205,534	19,493,490
MassMutual Premier International Equity Fund, Class I (a)	901,967	10,625,177
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	931,504	10,386,265
MassMutual Select Blue Chip Growth Fund, Class I (a)	747,067	12,879,437
MassMutual Select Diversified International Fund, Class I (a)	1,213,806	8,096,084
MassMutual Select Diversified Value Fund, Class I (a)	1,012,493	15,045,642
MassMutual Select Focused Value Fund, Class I (a)	374,443	8,496,102
MassMutual Select Fundamental Growth Fund, Class I (a)	1,623,158	13,277,436
MassMutual Select Fundamental Value Fund, Class I (a)	775,327	10,831,317
MassMutual Select Growth Opportunities Fund, Class I (a)	927,403	11,036,095
MassMutual Select Large Cap Value Fund, Class I (a)	1,331,152	11,035,253
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	408,501	7,618,552
MassMutual Select Mid-Cap Value Fund, Class I (a)	588,701	8,977,683
MassMutual Select Overseas Fund, Class I (a)	3,046,296	25,253,794
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	233,415	3,820,996
MassMutual Select Small Cap Value Equity Fund, Class I (a)	537,816	8,475,977
MassMutual Select Small Company Growth Fund, Class I (a)	197,675	2,391,873
MassMutual Select Small Company Value Fund, Class I (a)	167,115	2,403,119
MM MSCI EAFE International Index Fund, Class I (a)	1,948,162	23,767,582
MM Russell 2000 Small Cap Index Fund, Class I (a)	764,704	9,359,971
MM S&P Mid Cap Index Fund, Class I (a)	861,044	11,288,281
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	4,772,077	11,214,380
Oppenheimer Developing Markets Fund, Class I (a)	157,006	5,504,633
Oppenheimer Global Real Estate Fund, Class I (a)	756,829	8,340,256

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	182,045	$5,253,820

		284,362,943

Fixed Income Funds — 12.6%
Babson Global Floating Rate Fund, Class Y (a)	194,078	1,853,449
MassMutual Premier Core Bond Fund, Class I (a)	1,185,131	13,344,574
MassMutual Premier High Yield Fund, Class I (a)	599,425	5,340,879
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	586,848	6,026,932
MassMutual Premier Money Market Fund, Class R5 (a)	160,316	160,316
MassMutual Premier Short-Duration Bond Fund, Class I (a)	379,351	3,903,525
MassMutual Select Strategic Bond Fund, Class I (a)	208,763	2,118,949
MassMutual Select Total Return Bond Fund, Class I (a)	309,763	3,128,609
Oppenheimer International Bond Fund, Class I (a)	829,341	4,901,408

		40,778,641

TOTAL MUTUAL FUNDS (Cost $329,077,236)		325,141,584

TOTAL LONG-TERM INVESTMENTS (Cost $329,077,236)		325,141,584

TOTAL INVESTMENTS — 100.1% (Cost $329,077,236) (c)		325,141,584

Other Assets/(Liabilities) — (0.1)%		(189,623)

NET ASSETS — 100.0%		$324,951,961

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 93.1%
MassMutual Premier Disciplined Growth Fund, Class I (a)	211,455	$2,478,258
MassMutual Premier Disciplined Value Fund, Class I (a)	153,335	2,479,429
MassMutual Premier International Equity Fund, Class I (a)	124,374	1,465,123
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	137,619	1,534,453
MassMutual Select Blue Chip Growth Fund, Class I (a)	108,165	1,864,768
MassMutual Select Diversified International Fund, Class I (a)	166,925	1,113,392
MassMutual Select Diversified Value Fund, Class I (a)	146,190	2,172,383
MassMutual Select Focused Value Fund, Class I (a)	50,740	1,151,282
MassMutual Select Fundamental Growth Fund, Class I (a)	234,168	1,915,491
MassMutual Select Fundamental Value Fund, Class I (a)	112,669	1,573,979
MassMutual Select Growth Opportunities Fund, Class I (a)	134,328	1,598,504
MassMutual Select Large Cap Value Fund, Class I (a)	192,514	1,595,941
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	56,255	1,049,162
MassMutual Select Mid-Cap Value Fund, Class I (a)	81,310	1,239,978
MassMutual Select Overseas Fund, Class I (a)	417,142	3,458,107
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	32,802	536,965
MassMutual Select Small Cap Value Equity Fund, Class I (a)	74,642	1,176,354
MassMutual Select Small Company Growth Fund, Class I (a)	26,967	326,298
MassMutual Select Small Company Value Fund, Class I (a)	22,936	329,824
MM MSCI EAFE International Index Fund, Class I (a)	268,778	3,279,090
MM Russell 2000 Small Cap Index Fund, Class I (a)	106,351	1,301,742
MM S&P Mid Cap Index Fund, Class I (a)	118,585	1,554,651
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	641,186	1,506,787
Oppenheimer Developing Markets Fund, Class I (a)	18,379	644,356
Oppenheimer Global Real Estate Fund, Class I (a)	100,135	1,103,492

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	24,949	$720,015

		39,169,824

Fixed Income Funds — 7.0%
Babson Global Floating Rate Fund, Class Y (a)	9,831	93,888
MassMutual Premier Core Bond Fund, Class I (a)	90,518	1,019,229
MassMutual Premier High Yield Fund, Class I (a)	43,323	386,010
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	37,914	389,377
MassMutual Premier Money Market Fund, Class R5 (a)	13,391	13,391
MassMutual Premier Short-Duration Bond Fund, Class I (a)	26,674	274,476
MassMutual Select Strategic Bond Fund, Class I (a)	16,046	162,870
MassMutual Select Total Return Bond Fund, Class I (a)	24,940	251,898
Oppenheimer International Bond Fund, Class I (a)	62,257	367,938

		2,959,077

TOTAL MUTUAL FUNDS (Cost $44,299,144)		42,128,901

TOTAL LONG-TERM INVESTMENTS (Cost $44,299,144)		42,128,901

TOTAL INVESTMENTS — 100.1% (Cost $44,299,144) (c)		42,128,901

Other Assets/(Liabilities) — (0.1)%		(31,918)

NET ASSETS — 100.0%		$42,096,983

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 95.2%
MassMutual Premier Disciplined Growth Fund, Class I (a)	585,229	$6,858,886
MassMutual Premier Disciplined Value Fund, Class I (a)	424,288	6,860,745
MassMutual Premier International Equity Fund, Class I (a)	343,468	4,046,047
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	357,360	3,984,565
MassMutual Select Blue Chip Growth Fund, Class I (a)	299,079	5,156,115
MassMutual Select Diversified International Fund, Class I (a)	461,641	3,079,147
MassMutual Select Diversified Value Fund, Class I (a)	404,826	6,015,713
MassMutual Select Focused Value Fund, Class I (a)	140,602	3,190,260
MassMutual Select Fundamental Growth Fund, Class I (a)	648,730	5,306,608
MassMutual Select Fundamental Value Fund, Class I (a)	310,973	4,344,291
MassMutual Select Growth Opportunities Fund, Class I (a)	371,352	4,419,091
MassMutual Select Large Cap Value Fund, Class I (a)	532,417	4,413,736
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	156,028	2,909,918
MassMutual Select Mid-Cap Value Fund, Class I (a)	224,974	3,430,850
MassMutual Select Overseas Fund, Class I (a)	1,157,606	9,596,551
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	89,888	1,471,467
MassMutual Select Small Cap Value Equity Fund, Class I (a)	206,625	3,256,411
MassMutual Select Small Company Growth Fund, Class I (a)	75,600	914,764
MassMutual Select Small Company Value Fund, Class I (a)	64,013	920,514
MM MSCI EAFE International Index Fund, Class I (a)	741,451	9,045,707
MM Russell 2000 Small Cap Index Fund, Class I (a)	293,972	3,598,213
MM S&P Mid Cap Index Fund, Class I (a)	328,798	4,310,540
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,768,008	4,154,819
Oppenheimer Developing Markets Fund, Class I (a)	57,583	2,018,875
Oppenheimer Global Real Estate Fund, Class I (a)	281,324	3,100,189

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	68,086	$1,964,954

		108,368,976

Fixed Income Funds — 4.8%
Babson Global Floating Rate Fund, Class Y (a)	23,715	226,481
MassMutual Premier Core Bond Fund, Class I (a)	166,074	1,869,995
MassMutual Premier High Yield Fund, Class I (a)	74,898	667,339
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	69,929	718,169
MassMutual Premier Money Market Fund, Class R5 (a)	36,401	36,401
MassMutual Premier Short-Duration Bond Fund, Class I (a)	44,263	455,469
MassMutual Select Strategic Bond Fund, Class I (a)	28,739	291,702
MassMutual Select Total Return Bond Fund, Class I (a)	49,980	504,802
Oppenheimer International Bond Fund, Class I (a)	114,718	677,985

		5,448,343

TOTAL MUTUAL FUNDS (Cost $117,723,210)		113,817,319

TOTAL LONG-TERM INVESTMENTS (Cost $117,723,210)		113,817,319

TOTAL INVESTMENTS — 100.0% (Cost $117,723,210) (c)		113,817,319

Other Assets/(Liabilities) — (0.0)%		(52,546)

NET ASSETS — 100.0%		$113,764,773

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART 2055 Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.0%
Equity Funds — 95.2%
MassMutual Premier Disciplined Growth Fund, Class I (a)	25,055	$293,646
MassMutual Premier Disciplined Value Fund, Class I (a)	18,175	293,883
MassMutual Premier International Equity Fund, Class I (a)	14,742	173,657
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	15,439	172,149
MassMutual Select Blue Chip Growth Fund, Class I (a)	12,821	221,035
MassMutual Select Diversified International Fund, Class I (a)	19,780	131,934
MassMutual Select Diversified Value Fund, Class I (a)	17,330	257,525
MassMutual Select Focused Value Fund, Class I (a)	6,013	136,434
MassMutual Select Fundamental Growth Fund, Class I (a)	27,744	226,949
MassMutual Select Fundamental Value Fund, Class I (a)	13,360	186,636
MassMutual Select Growth Opportunities Fund, Class I (a)	15,928	189,545
MassMutual Select Large Cap Value Fund, Class I (a)	22,819	189,173
MassMutual Select Mid Cap Growth Equity II Fund, Class I (a)	6,665	124,295
MassMutual Select Mid-Cap Value Fund, Class I (a)	9,640	147,003
MassMutual Select Overseas Fund, Class I (a)	49,331	408,950
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	3,901	63,864
MassMutual Select Small Cap Value Equity Fund, Class I (a)	8,846	139,412
MassMutual Select Small Company Growth Fund, Class I (a)	3,168	38,336
MassMutual Select Small Company Value Fund, Class I (a)	2,699	38,815
MM MSCI EAFE International Index Fund, Class I (a)	31,884	388,990
MM Russell 2000 Small Cap Index Fund, Class I (a)	12,625	154,533
MM S&P Mid Cap Index Fund, Class I (a)	14,047	184,155
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	75,834	178,210
Oppenheimer Developing Markets Fund, Class I (a)	2,459	86,202
Oppenheimer Global Real Estate Fund, Class I (a)	11,750	129,482

	Number of Shares	Value
Oppenheimer Real Estate Fund, Class I (a)	2,970	$85,709

		4,640,522

Fixed Income Funds — 4.8%
Babson Global Floating Rate Fund, Class Y (a)	621	5,932
MassMutual Premier Core Bond Fund, Class I (a)	7,171	80,741
MassMutual Premier High Yield Fund, Class I (a)	3,565	31,764
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	3,003	30,840
MassMutual Premier Money Market Fund, Class R5 (a)	1,113	1,113
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,980	20,373
MassMutual Select Strategic Bond Fund, Class I (a)	1,369	13,898
MassMutual Select Total Return Bond Fund, Class I (a)	2,105	21,258
Oppenheimer International Bond Fund, Class I (a)	4,930	29,135

		235,054

		4,875,576

TOTAL MUTUAL FUNDS (Cost $5,151,714)		4,875,576

TOTAL LONG-TERM INVESTMENTS (Cost $5,151,714)		4,875,576

TOTAL INVESTMENTS — 100.0% (Cost $5,151,714) (c)		4,875,576

Other Assets/(Liabilities) —(0.0)%		(799)

NET ASSETS — 100.0%		$4,874,777

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2014

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$213,841,070	$412,996,449

Total investments	213,841,070	412,996,449

Cash	-	-
Receivables from:
Investments sold	4,225,894	5,643,324
Investment adviser (Note 3)	16,165	9,775
Fund shares sold	22,862	151,685
Prepaid expenses	10,609	10,609

Total assets	218,116,600	418,811,842

Liabilities:
Payables for:
Investments purchased	-	-
Fund shares repurchased	4,248,248	5,794,019
Trustees’ fees and expenses (Note 3)	25,565	51,894
Affiliates (Note 3):
Administration fees	35,061	62,198
Service fees	81,283	128,900
Shareholder service fees	27,023	49,355
Distribution fees	64	64
Accrued expense and other liabilities	23,705	28,561

Total liabilities	4,440,949	6,114,991

Net assets	$213,675,651	$412,696,851

Net assets consist of:
Paid-in capital	$217,746,054	$408,954,310
Undistributed (accumulated) net investment income (loss)	-	11,774
Distributions in excess of net investment income	(617)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	518,318	6,112,687
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(4,588,104)	(2,381,920)

Net assets	$213,675,651	$412,696,851

(a) Cost of investments — affiliated issuers:	$218,429,174	$415,378,369

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$331,874,359	$112,422,982	$88,885,123	$100,146,311	$59,893,051	$537,405,318

331,874,359	112,422,982	88,885,123	100,146,311	59,893,051	537,405,318

-	-	512,367	713,153	851,346	730,140

5,004,383	1,293,998	591	985	11	5,309
11,064	10,593	10,678	12,166	12,184	4,950
116,536	66,200	213,685	566,227	112,381	341,057
10,609	10,402	14,103	14,103	4,169	15,019

337,016,951	113,804,175	89,636,547	101,452,945	60,873,142	538,501,793

-	-	690,619	1,223,089	963,149	818,785
5,120,131	1,359,930	35,822	57,045	455	256,495
39,759	9,838	38,182	36,259	1,986	122,661

51,188	20,942	17,133	17,950	13,594	75,062
102,813	39,668	16,799	20,704	19,559	98,542
41,905	14,235	8,374	7,667	3,138	40,071
64	64	2,528	4,761	6,760	28,766
26,601	21,261	20,874	21,422	19,311	29,292

5,382,461	1,465,938	830,331	1,388,897	1,027,952	1,469,674

$331,634,490	$112,338,237	$88,806,216	$100,064,048	$59,845,190	$537,032,119

$322,729,344	$109,085,199	$106,375,461	$119,039,432	$61,173,381	$541,725,153
46,512	523	2,067,351	2,417,274	4,565	12,933,714
-	-	-	-	-	-
8,217,087	3,847,696	(17,214,051)	(18,852,296)	1,014,440	(7,904,813)
641,547	(595,181)	(2,422,545)	(2,540,362)	(2,347,196)	(9,721,935)

$331,634,490	$112,338,237	$88,806,216	$100,064,048	$59,845,190	$537,032,119

$331,232,812	$113,018,163	$91,307,668	$102,686,673	$62,240,247	$547,127,253

47

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class I shares:
Net assets	$203,973	$724,524

Shares outstanding (a)	20,956	73,975

Net asset value, offering price and redemption price per share	$9.73	$9.79

Class R5 shares:
Net assets	$3,920,755	$24,005,095

Shares outstanding (a)	402,966	2,450,926

Net asset value, offering price and redemption price per share	$9.73	$9.79

Service Class shares:
Net assets	$21,585,531	$49,323,790

Shares outstanding (a)	2,220,419	5,029,076

Net asset value, offering price and redemption price per share	$9.72	$9.81

Administrative Class shares:
Net assets	$62,350,924	$138,573,531

Shares outstanding (a)	6,406,646	14,111,592

Net asset value, offering price and redemption price per share	$9.73	$9.82

Class A shares:
Net assets	$125,409,977	$199,865,133

Shares outstanding (a)	12,879,745	20,315,394

Net asset value and redemption price per share	$9.74	$9.84

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.33	$10.44

Class R4 shares:
Net assets	$102,392	$102,436

Shares outstanding (a)	10,534	10,427

Net asset value, offering price and redemption price per share	$9.72	$9.82

Class R3 shares:
Net assets	$102,099	$102,342

Shares outstanding (a)	10,504	10,418

Net asset value, offering price and redemption price per share	$9.72	$9.82

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$317,568	$308,666	$4,609,241	$11,341,591	$6,116,279	$46,447,056

31,698	28,600	418,430	966,082	531,744	3,763,886

$10.02	$10.79	$11.02	$11.74	$11.50	$12.34

$9,969,837	$5,506,599	$953,293	$1,552,960	$1,179,333	$4,648,731

994,673	509,755	86,651	132,371	102,549	376,894

$10.02	$10.80	$11.00	$11.73	$11.50	$12.33

$28,779,342	$5,925,209	$22,029,379	$31,430,592	$8,469,553	$189,123,251

2,871,465	548,687	2,000,082	2,674,141	735,492	15,328,887

$10.02	$10.80	$11.01	$11.75	$11.52	$12.34

$135,162,904	$40,210,677	$33,673,461	$23,920,083	$11,084,271	$142,437,406

13,465,910	3,720,624	3,056,856	2,038,535	964,800	11,565,634

$10.04	$10.81	$11.02	$11.73	$11.49	$12.32

$157,200,783	$60,182,509	$20,688,796	$21,871,003	$10,112,743	$87,478,469

15,629,238	5,572,712	1,889,280	1,875,863	886,399	7,157,672

$10.06	$10.80	$10.95	$11.66	$11.41	$12.22

$10.67	$11.46	$11.62	$12.37	$12.11	$12.97

$102,124	$102,335	$1,752,787	$1,924,944	$11,206,600	$17,613,350

10,174	9,491	160,800	165,979	983,784	1,448,172

$10.04	$10.78	$10.90	$11.60	$11.39	$12.16

$101,932	$102,242	$5,099,259	$8,022,875	$11,676,411	$49,283,856

10,155	9,483	469,534	697,340	1,025,095	4,111,207

$10.04	$10.78	$10.86	$11.50	$11.39	$11.99

49

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$107,651,399	$527,818,227

Total investments	107,651,399	527,818,227

Cash	293,277	263,595
Receivables from:
Investments sold	11	2,261
Investment adviser (Note 3)	14,885	5,714
Fund shares sold	198,011	978,012
Prepaid expenses	4,169	15,019

Total assets	108,161,752	529,082,828

Liabilities:
Payables for:
Investments purchased	490,849	1,153,781
Fund shares repurchased	228	88,898
Trustees’ fees and expenses (Note 3)	2,588	99,645
Affiliates (Note 3):
Administration fees	19,118	72,924
Service fees	29,590	95,223
Shareholder service fees	6,080	36,621
Distribution fees	10,399	34,133
Accrued expense and other liabilities	19,460	28,301

Total liabilities	578,312	1,609,526

Net assets	$107,583,440	$527,473,302

Net assets consist of:
Paid-in capital	$110,464,186	$524,798,664
Undistributed (accumulated) net investment income (loss)	17,087	27,920
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,672,167	12,332,506
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(5,570,000)	(9,685,788)

Net assets	$107,583,440	$527,473,302

(a) Cost of investments — affiliated issuers:	$113,221,399	$537,504,015

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$76,566,277	$325,141,584	$42,128,901	$113,817,319	$4,875,576

76,566,277	325,141,584	42,128,901	113,817,319	4,875,576

240,986	299,088	189,430	163,271	9,689

4	4,260	172	308	-
12,167	9,350	14,255	14,364	14,697
89,308	370,782	147,931	228,583	8,279
4,169	15,103	4,169	14,777	12,061

76,912,911	325,840,167	42,484,858	114,238,622	4,920,302

330,138	510,910	331,269	381,218	17,959
-	162,491	6,178	10,694	-
2,014	60,940	1,100	9,675	111

15,098	44,634	10,724	18,910	6,360
20,999	49,187	12,169	19,203	1,479
4,332	22,694	2,012	6,560	235
9,178	12,320	5,329	6,744	674
19,344	25,030	19,094	20,845	18,707

401,103	888,206	387,875	473,849	45,525

$76,511,808	$324,951,961	$42,096,983	$113,764,773	$4,874,777

$78,081,237	$320,740,653	$42,850,402	$113,904,511	$4,987,389
3,703	-	-	-	114
-	(5,535)	(114)	(1,896)	-
2,311,936	8,152,495	1,416,938	3,768,049	163,412
(3,885,068)	(3,935,652)	(2,170,243)	(3,905,891)	(276,138)

$76,511,808	$324,951,961	$42,096,983	$113,764,773	$4,874,777

$80,451,345	$329,077,236	$44,299,144	$117,723,210	$5,151,714

51

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Class I shares:
Net assets	$14,248,118	$53,370,085

Shares outstanding (a)	1,170,219	4,265,199

Net asset value, offering price and redemption price per share	$12.18	$12.51

Class R5 shares:
Net assets	$4,358,988	$4,323,732

Shares outstanding (a)	358,210	345,983

Net asset value, offering price and redemption price per share	$12.17	$12.50

Service Class shares:
Net assets	$10,204,610	$187,396,183

Shares outstanding (a)	837,174	14,968,511

Net asset value, offering price and redemption price per share	$12.19	$12.52

Administrative Class shares:
Net assets	$26,413,023	$133,981,564

Shares outstanding (a)	2,170,554	10,707,920

Net asset value, offering price and redemption price per share	$12.17	$12.51

Class A shares:
Net assets	$16,826,312	$72,857,446

Shares outstanding (a)	1,392,987	5,852,530

Net asset value and redemption price per share	$12.08	$12.45

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$12.82	$13.21

Class R4 shares:
Net assets	$16,483,386	$18,074,920

Shares outstanding (a)	1,365,875	1,456,242

Net asset value, offering price and redemption price per share	$12.07	$12.41

Class R3 shares:
Net assets	$19,049,003	$57,469,372

Shares outstanding (a)	1,579,306	4,681,649

Net asset value, offering price and redemption price per share	$12.06	$12.28

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$11,522,779	$45,481,160	$6,635,589	$19,989,843	$102,740

926,062	3,665,805	528,639	2,229,772	9,894

$12.44	$12.41	$12.55	$8.96	$10.38

$2,815,231	$1,772,438	$1,673,445	$789,654	$268,274

226,374	142,905	133,384	88,135	25,794

$12.44	$12.40	$12.55	$8.96	$10.40

$7,127,484	$115,397,425	$5,341,843	$38,140,692	$1,069,368

567,277	9,291,877	425,301	4,252,713	102,562

$12.56	$12.42	$12.56	$8.97	$10.43

$18,330,109	$85,856,948	$6,303,884	$23,871,865	$774,311

1,462,365	6,925,979	502,645	2,661,527	74,454

$12.53	$12.40	$12.54	$8.97	$10.40

$11,968,446	$42,940,130	$7,198,617	$12,039,466	$638,219

961,343	3,482,984	577,933	1,349,008	61,405

$12.45	$12.33	$12.46	$8.92	$10.39

$13.21	$13.08	$13.22	$9.46	$11.02

$8,686,871	$11,986,743	$5,315,468	$7,133,350	$720,060

698,348	975,760	427,552	800,926	69,369

$12.44	$12.28	$12.43	$8.91	$10.38

$16,060,888	$21,517,117	$9,628,137	$11,799,903	$1,301,805

1,292,922	1,771,076	774,650	1,330,542	125,505

$12.42	$12.15	$12.43	$8.87	$10.37

53

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$5,337,785	$9,388,710

Total investment income	5,337,785	9,388,710

Expenses (Note 3):
Investment advisory fees	25,812	51,770
Custody fees	36,563	36,549
Audit fees	28,862	29,000
Legal fees	12,891	25,820
Proxy fees	1,028	1,028
Shareholder reporting fees	14,837	24,936
Trustees’ fees	15,135	30,467
Registration and filing fees	8,332	8,332
Transfer agent fees	2,250	2,250

	145,710	210,152
Administration fees:
Class I*	36	46
Class R5	4,160	22,573
Service Class	28,516	77,386
Administrative Class	111,985	257,789
Class L	-	-
Class A	239,006	376,251
Class R4*	177	166
Class R3	177 *	166 *
Distribution fees:
Class R3	192 *	192 *
Service fees:
Class A	330,833	533,310
Class R4*	192	192
Class R3	192 *	192 *
Shareholder service fees:
Service Class	6,920	19,519
Administrative Class	70,341	164,466
Class A	149,964	240,900

Total expenses	1,088,401	1,903,300
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(81)	(49)
Class R5 fees reimbursed by adviser	(1,990)	(2,592)
Service Class fees reimbursed by adviser	(9,977)	(6,252)
Administrative Class fees reimbursed by adviser	(33,128)	(17,510)
Class L fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	(70,368)	(25,578)
Class R4 fees reimbursed by adviser*	(54)	(12)
Class R3 fees reimbursed by adviser	(54)*	(12)*

Net expenses	972,749	1,851,295

Net investment income (loss)	4,365,036	7,537,415

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	6,502,521	28,254,352
Realized gain distributions — affiliated issuers (Note 7)	3,708,700	12,904,160

Net realized gain (loss)	10,211,221	41,158,512

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(6,588,374)	(32,833,992)

Net change in unrealized appreciation (depreciation)	(6,588,374)	(32,833,992)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	3,622,847	8,324,520

Net increase (decrease) in net assets resulting from operations	$7,987,883	$15,861,935

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund		MassMutual RetireSMART 2020 Fund

$6,923,264	$2,008,091	$2,061,318	$2,309,717	$1,268,118		$11,297,555

6,923,264	2,008,091	2,061,318	2,309,717	1,268,118		11,297,555

41,359	12,715	10,472	13,258	2,730		57,344
35,786	35,742	36,551	36,702	36,617		36,689
28,945	28,798	28,783	28,793	28,755		29,036
20,728	6,432	5,043	6,562	1,389		28,135
1,028	1,028	1,028	1,028	1,028		1,028
20,888	9,822	8,788	9,815	6,725		27,543
24,324	7,670	6,134	7,558	2,372		34,925
8,332	8,039	1,955	1,955	1,110		2,039
2,250	2,250	2,250	2,250	2,250		2,250

183,640	112,496	101,004	107,921	82,976		218,989

30	86	1,402	2,795	3,123		2,398
9,769	8,284	529 *	383 *	441	*	879 *
41,279	9,831	48,914	90,503	28,105		346,188
250,956	83,271	69,726	42,733	18,165		206,088
-	-	11,032 **	6,495 **	2,437	**	60,626 **
320,686	129,814	50,290	57,410	25,998		198,164
169	200	2,644	3,022	20,924		18,752
169 *	199 *	5,362	12,741	20,695	*	57,591

191 *	191 *	4,820	11,761	14,916	*	65,844

433,835	151,026	52,444	59,826	21,327		240,499
192	192	2,384	2,848	15,080		21,907
191 *	191 *	4,820	11,761	14,916	*	65,844

10,070	2,006	9,073	16,538	4,059		79,199
154,318	44,799	40,001	24,930	8,885		155,587
195,335	68,945	23,862	27,199	10,192		109,703

1,600,830	611,531	428,307	478,866	292,239		1,848,258

(37)	(124)	(2,277)	(5,268)	(5,693)		(1,602)
(1,672)	(4,280)	(375)*	(289)*	(473	)*	(79)*
(5,012)	(3,884)	(22,683)	(39,740)	(29,410)		(12,641)
(25,509)	(29,726)	(33,341)	(20,099)	(16,478)		(8,438)
-	-	-	-	(2,429	)**	-
(32,192)	(46,072)	(19,891)	(21,888)	(23,678)		(5,931)
(18)	(66)	(1,195)	(1,384)	(15,982)		(772)
(18)*	(66)*	(2,386)	(5,403)	(15,808	)*	(2,220)

1,536,372	527,313	346,159	384,795	182,288		1,816,575

5,386,892	1,480,778	1,715,159	1,924,922	1,085,830		9,480,980

31,965,588	10,624,703	3,360,009	6,307,399	701,332		39,928,845
14,113,076	5,507,192	1,650,808	2,335,171	1,552,970		18,015,759

46,078,664	16,131,895	5,010,817	8,642,570	2,254,302		57,944,604

(40,495,971)	(14,001,197)	(3,732,101)	(6,322,365)	(2,480,490)		(49,347,063)

(40,495,971)	(14,001,197)	(3,732,101)	(6,322,365)	(2,480,490)		(49,347,063)

5,582,693	2,130,698	1,278,716	2,320,205	(226,188)		8,597,541

$10,969,585	$3,611,476	$2,993,875	$4,245,127	$859,642		$18,078,521

55

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$2,080,976	$10,660,964

Total investment income	2,080,976	10,660,964

Expenses (Note 3):
Investment advisory fees	3,783	51,856
Custody fees	36,561	35,775
Audit fees	28,766	29,019
Legal fees	1,898	25,575
Proxy fees	1,028	1,028
Shareholder reporting fees	7,223	25,806
Trustees’ fees	3,572	32,666
Registration and filing fees	1,110	2,039
Transfer agent fees	2,250	2,250

	86,191	206,014
Administration fees:
Class I*	4,671	2,848
Class R5*	905	785
Service Class	27,068	335,215
Administrative Class	38,169	190,335
Class L**	5,335	50,920
Class A	31,975	169,463
Class R4*	21,147	20,063
Class R3	26,082 *	70,639
Distribution fees:
Class R3	22,284 *	80,490
Distribution and Service fees:
Class A	30,709	204,644
Class R4*	18,068	23,384
Class R3	22,284 *	80,490
Shareholder service fees:
Service Class	4,650	77,074
Administrative Class	22,709	140,039
Class A	14,965	93,555

Total expenses	377,212	1,745,958
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(10,021)	(2,150)
Class R5 fees reimbursed by adviser*	(932)	(82)
Service Class fees reimbursed by adviser	(24,567)	(12,908)
Administrative Class fees reimbursed by adviser	(31,354)	(8,107)
Class L fees reimbursed by adviser**	(3,890)	-
Class A fees reimbursed by adviser	(25,280)	(5,364)
Class R4 fees reimbursed by adviser*	(14,325)	(899)
Class R3 fees reimbursed by adviser	(17,646)*	(2,943)

Net expenses	249,197	1,713,505

Net investment income (loss)	1,831,779	8,947,459

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	1,229,904	40,778,855
Realized gain distributions — affiliated issuers (Note 7)	3,887,181	21,383,719

Net realized gain (loss)	5,117,085	62,162,574

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(6,151,367)	(55,964,303)

Net change in unrealized appreciation (depreciation)	(6,151,367)	(55,964,303)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(1,034,282)	6,198,271

Net increase (decrease) in net assets resulting from operations	$797,497	$15,145,730

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$1,392,019	$6,162,458	$698,664	$1,970,670	$78,831

1,392,019	6,162,458	698,664	1,970,670	78,831

3,081	33,684	1,563	10,308	139
35,732	35,882	35,831	35,741	30,103
28,755	28,910	28,744	28,792	26,289
1,549	16,571	805	5,173	392
1,028	1,028	1,028	1,028	1,028
6,770	18,421	6,198	9,068	5,018
2,747	20,763	1,439	6,763	125
1,110	1,955	1,110	1,743	5,048
2,250	2,250	2,250	2,250	2,250

83,022	159,464	78,968	100,866	70,392

5,124	3,683	5,638	4,488	1,716
899	393	735	268	2,078
24,444	222,673	22,799	92,307	16,266
28,570	127,458	13,279	42,294	8,840
3,367	33,908	1,083	5,883	81
27,241	104,559	20,762	29,046	7,255
12,639	14,679	8,676	10,782	6,605
26,041 *	27,742	18,866 *	18,256	12,934 *

19,990 *	29,505	10,861 *	16,484	1,330 *

23,643	122,825	13,788	30,132	843
9,702	16,487	4,995	10,146	679
19,990 *	29,505	10,861 *	16,484	1,330 *

3,717	49,281	2,655	17,124	336
14,767	91,097	5,018	24,523	552
11,355	55,916	6,639	14,248	449

314,511	1,089,175	225,623	433,331	131,686

(9,328)	(4,761)	(11,687)	(9,743)	(3,716)
(910)	(99)	(1,066)	(231)	(4,305)
(23,547)	(26,099)	(34,085)	(54,350)	(39,200)
(24,082)	(16,332)	(17,221)	(25,524)	(18,969)
(2,958)	-	(1,830)	(1,697)	(848)
(22,655)	(9,941)	(27,738)	(15,626)	(15,858)
(8,843)	(1,818)	(9,727)	(5,659)	(13,122)
(18,196)*	(3,025)	(21,135)*	(8,941)	(25,698)*

203,992	1,027,100	101,134	311,560	9,970

1,188,027	5,135,358	597,530	1,659,110	68,861

1,415,599	26,370,671	833,533	8,013,241	28,760
3,113,110	14,000,407	1,819,166	5,257,755	215,266

4,528,709	40,371,078	2,652,699	13,270,996	244,026

(4,796,808)	(35,358,199)	(2,813,190)	(11,461,939)	(289,073)

(4,796,808)	(35,358,199)	(2,813,190)	(11,461,939)	(289,073)

(268,099)	5,012,879	(160,491)	1,809,057	(45,047)

$919,928	$10,148,237	$437,039	$3,468,167	$23,814

57

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,365,036	$3,831,830
Net realized gain (loss) on investment transactions	10,211,221	9,832,846
Net change in unrealized appreciation (depreciation) on investments	(6,588,374)	(652,975)

Net increase (decrease) in net assets resulting from operations	7,987,883	13,011,701

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(5,781)	-
Class R5	(106,126)	(82,049)
Service Class	(577,477)	(343,965)
Administrative Class	(1,625,210)	(1,554,532)
Class A	(2,965,531)	(2,980,876)
Class R4*	(2,577)	-
Class R3*	(2,384)	-

Total distributions from net investment income	(5,285,086)	(4,961,422)

From net realized gains:
Class I*	(7,429)	-
Class R5	(161,105)	(105,757)
Service Class	(864,969)	(439,437)
Administrative Class	(2,659,331)	(2,681,551)
Class A	(5,519,000)	(5,616,192)
Class R4*	(4,325)	-
Class R3*	(4,321)	-

Total distributions from net realized gains	(9,220,480)	(8,842,937)

Net fund share transactions (Note 5):
Class I*	215,473	-
Class R5	971,623	335,607
Service Class	9,595,181	10,027,673
Administrative Class	2,432,237	(11,715,533)
Class A	(2,875,411)	(31,488,367)
Class R4*	107,002	-
Class R3*	106,705	-

Increase (decrease) in net assets from fund share transactions	10,552,810	(32,840,620)

Total increase (decrease) in net assets	4,035,127	(33,633,278)
Net assets
Beginning of year	209,640,524	243,273,802

End of year	$213,675,651	$209,640,524

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	-	-

Distributions in excess of net investment income included in net assets at end of year	$(617)	$(18,622)

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART Moderate Fund		MassMutual RetireSMART Moderate Growth Fund		MassMutual RetireSMART Growth Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$7,537,415	$6,215,338	$5,386,892	$4,015,230	$1,480,778	$971,865
41,158,512	34,711,094	46,078,664	33,364,789	16,131,895	7,762,794
(32,833,992)	19,979,641	(40,495,971)	31,957,256	(14,001,197)	11,475,655

15,861,935	60,906,073	10,969,585	69,337,275	3,611,476	20,210,314

(20,479)	-	(8,710)	-	(7,476)	-
(662,843)	(486,353)	(263,126)	(125,266)	(129,949)	(99,159)
(1,311,867)	(880,643)	(741,792)	(494,392)	(133,738)	(79,854)
(3,598,318)	(3,979,176)	(3,385,517)	(3,379,733)	(879,198)	(811,282)
(4,591,017)	(4,865,456)	(3,480,392)	(4,106,965)	(1,174,417)	(1,250,595)
(2,547)	-	(2,455)	-	(2,158)	-
(2,352)	-	(2,261)	-	(1,964)	-

(10,189,423)	(10,211,628)	(7,884,253)	(8,106,356)	(2,328,900)	(2,240,890)

(49,649)	-	(32,178)	-	(30,649)	-
(2,057,321)	(962,364)	(1,197,944)	(269,576)	(696,100)	(150,098)
(4,528,612)	(1,765,034)	(3,600,715)	(1,114,918)	(716,306)	(121,545)
(12,593,588)	(10,510,073)	(16,883,776)	(9,738,356)	(4,969,620)	(1,553,728)
(18,110,223)	(14,971,828)	(20,273,277)	(13,639,579)	(7,513,295)	(2,639,839)
(9,043)	-	(12,596)	-	(12,537)	-
(9,037)	-	(12,587)	-	(12,529)	-

(37,357,473)	(28,209,299)	(42,013,073)	(24,762,429)	(13,951,036)	(4,465,210)

801,339	-	360,535	-	348,381	-
8,561,105	14,832,555	6,457,124	(2,825,087)	1,986,478	2,127,268
21,784,241	27,586,997	14,524,346	16,223,995	3,102,085	3,291,972
(1,577,332)	(3,185,845)	19,998,297	1,745,485	9,349,154	3,946,016
(1,211,211)	(125,038,985)	(8,032,034)	(77,751,683)	5,824,208	5,640,609
111,691	-	115,152	-	114,797	-
111,589	-	114,948	-	114,693	-

28,581,422	(85,805,278)	33,538,368	(62,607,290)	20,839,796	15,005,865

(3,103,539)	(63,320,132)	(5,389,373)	(26,138,800)	8,171,336	28,510,079

415,800,390	479,120,522	337,023,863	363,162,663	104,166,901	75,656,822

$412,696,851	$415,800,390	$331,634,490	$337,023,863	$112,338,237	$104,166,901

$11,774	-	$46,512	-	$523	-

$-	$(37,946)	$-	$(28,502)	$-	$(6,178)

59

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART In Retirement Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,715,159	$1,461,001
Net realized gain (loss) on investment transactions	5,010,817	5,766,515
Net change in unrealized appreciation (depreciation) on investments	(3,732,101)	(1,511,299)

Net increase (decrease) in net assets resulting from operations	2,993,875	5,716,217

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(117,788)	-
Class R5*	(2,570)	-
Service Class	(497,033)	(724,327)
Administrative Class	(845,297)	(420,977)
Class L**	-	(525,072)
Class A	(418,614)	(459,269)
Class R4*	(37,529)	-
Class R3	(74,994)	(2,112)

Total distributions from net investment income	(1,993,825)	(2,131,757)

From net realized gains:
Class I*	-	-
Class R5*	-	-
Service Class	-	-
Administrative Class	-	-
Class L**	-	-
Class A	-	-
Class R4*	-	-
Class R3	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I*	4,751,162	-
Class R5*	953,538	-
Service Class	(4,960,780)	1,216,256
Administrative Class	16,113,112	2,935,887
Class L**	(19,982,035)	(10,129,021)
Class A	(257,611)	(5,181,559)
Class R4*	1,795,829	-
Class R3	5,076,219	(17,026)

Increase (decrease) in net assets from fund share transactions	3,489,434	(11,175,463)

Total increase (decrease) in net assets	4,489,484	(7,591,003)
Net assets
Beginning of year	84,316,732	91,907,735

End of year	$88,806,216	$84,316,732

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,067,351	$1,956,400

Distributions in excess of net investment income included in net assets at end of year	$-	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART 2010 Fund		MassMutual RetireSMART 2015 Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$1,924,922	$1,856,928	$1,085,830	$348,983
8,642,570	7,972,328	2,254,302	1,367,325
(6,322,365)	547,814	(2,480,490)	88,061

4,245,127	10,377,070	859,642	1,804,369

(320,644)	-	(162,562)	-
(3,036)	-	(33,358)	-
(913,758)	(1,509,627)	(207,145)	(285,305)
(616,051)	(234,634)	(278,088)	(6,926)
-	(217,057)	-	(93,587)
(587,758)	(484,962)	(225,888)	(151,477)
(59,476)	-	(263,006)	-
(208,865)	(16,040)	(247,325)*	-

(2,709,588)	(2,462,320)	(1,417,372)	(537,295)

-	-	(131,614)	-
-	-	(17,358)	-
-	-	(208,058)	(471,732)
-	-	(255,567)	(11,236)
-	-	-	(153,103)
-	-	(235,778)	(240,138)
-	-	(260,433)	-
-	-	(250,601)*	-

-	-	(1,359,409)	(876,209)

11,700,658	-	6,402,167	-
1,565,758	-	1,235,259	-
(32,964,754)	292,785	(2,242,791)	4,370,904
12,989,063	1,221,376	11,246,090	132,345
(10,487,566)	(2,106,030)	(3,534,346)	3,156,300
(991,646)	(5,102,147)	4,391,600	4,842,499
1,984,492	-	11,745,598	-
7,151,902	(319,035)	12,156,710 *	-

(9,052,093)	(6,013,051)	41,400,287	12,502,048

(7,516,554)	1,901,699	39,483,148	12,892,913

107,580,602	105,678,903	20,362,042	7,469,129

$100,064,048	$107,580,602	$59,845,190	$20,362,042

$2,417,274	$2,674,959	$4,565	$-

$-	$-	$-	$(765)

61

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2020 Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,480,980	$6,771,133
Net realized gain (loss) on investment transactions	57,944,604	40,411,063
Net change in unrealized appreciation (depreciation) on investments	(49,347,063)	21,612,146

Net increase (decrease) in net assets resulting from operations	18,078,521	68,794,342

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(923,254)	-
Class R5*	(2,533)	-
Service Class	(4,217,250)	(4,059,425)
Administrative Class	(3,197,654)	(684,063)
Class L**	-	(1,415,977)
Class A	(1,961,413)	(1,384,527)
Class R4*	(353,136)	-
Class R3	(1,024,492)	(30,442)

Total distributions from net investment income	(11,679,732)	(7,574,434)

From net realized gains:
Class I*	-	-
Class R5*	-	-
Service Class	-	-
Administrative Class	-	-
Class L**	-	-
Class A	-	-
Class R4*	-	-
Class R3	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I*	47,460,119	-
Class R5*	4,675,140	-
Service Class	(47,990,477)	24,107,105
Administrative Class	98,051,234	10,330,971
Class L**	(89,483,969)	(18,586,638)
Class A	(5,927,912)	(10,450,270)
Class R4*	18,004,634	-
Class R3	47,258,238	(685,538)

Increase (decrease) in net assets from fund share transactions	72,047,007	4,715,630

Total increase (decrease) in net assets	78,445,796	65,935,538
Net assets
Beginning of year	458,586,323	392,650,785

End of year	$537,032,119	$458,586,323

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$12,933,714	$11,568,011

Distributions in excess of net investment income included in net assets at end of year	$-	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART 2025 Fund		MassMutual RetireSMART 2030 Fund		MassMutual RetireSMART 2035 Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$1,831,779	$392,183	$8,947,459	$5,456,820	$1,188,027	$284,232
5,117,085	1,870,976	62,162,574	38,766,982	4,528,709	1,365,385
(6,151,367)	443,943	(55,964,303)	29,631,179	(4,796,808)	802,422

797,497	2,707,102	15,145,730	73,854,981	919,928	2,452,039

(374,741)	-	(2,175,304)	-	(286,746)	-
(119,272)	-	(116,978)	-	(70,437)	-
(245,928)	(310,650)	(7,601,321)	(4,421,015)	(159,824)	(241,928)
(629,140)	(17,483)	(5,220,216)	(891,269)	(426,599)	(30,212)
-	(190,179)	-	(1,207,014)	-	(118,249)
(382,284)	(174,655)	(3,028,054)	(1,074,884)	(249,986)	(148,649)
(368,593)	-	(712,810)	-	(182,471)	-
(436,673)*	-	(2,223,599)	(29,910)	(342,716)*	-

(2,556,631)	(692,967)	(21,078,282)	(7,624,092)	(1,718,779)	(539,038)

(332,873)	-	(131,039)	-	(366,251)	-
(69,378)	-	(10,601)	-	(60,953)	-
(224,103)	(396,941)	(457,063)	-	(214,174)	(218,997)
(629,674)	(22,830)	(325,433)	-	(572,686)	(28,974)
-	(254,251)	-	-	-	(113,956)
(386,670)	(227,566)	(185,017)	-	(373,417)	(136,859)
(341,266)	-	(43,204)	-	(244,667)	-
(428,587)*	-	(144,098)	-	(495,270)*	-

(2,412,551)	(901,588)	(1,296,455)	-	(2,327,418)	(498,786)

14,950,622	-	55,860,111	-	12,160,626	-
4,592,788	-	4,491,249	-	2,970,316	-
(1,370,191)	9,032,587	(22,932,383)	22,293,097	(2,470,886)	6,896,333
26,619,717	544,289	88,658,829	10,868,198	17,816,693	889,940
(7,277,306)	5,509,593	(73,642,028)	(13,307,297)	(4,821,324)	3,464,149
10,380,395	5,027,993	(4,335,541)	(6,615,738)	6,030,011	4,582,317
17,294,014	-	18,892,276	-	9,167,391	-
19,970,607 *	-	56,129,770	(127,870)	16,906,823 *	-

85,160,646	20,114,462	123,122,283	13,110,390	57,759,650	15,832,739

80,988,961	21,227,009	115,893,276	79,341,279	54,633,381	17,246,954

26,594,479	5,367,470	411,580,026	332,238,747	21,878,427	4,631,473

$107,583,440	$26,594,479	$527,473,302	$411,580,026	$76,511,808	$21,878,427

$17,087	$-	$27,920	$8,280,724	$3,703	$-

$-	$(742)	$-	$-	$-	$(611)

63

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2040 Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,135,358	$3,210,199
Net realized gain (loss) on investment transactions	40,371,078	25,684,381
Net change in unrealized appreciation (depreciation) on investments	(35,358,199)	21,499,837

Net increase (decrease) in net assets resulting from operations	10,148,237	50,394,417

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(1,671,092)	-
Class R5*	(46,756)	-
Service Class	(4,127,853)	(3,258,254)
Administrative Class	(3,026,329)	(590,161)
Class L**	-	(894,616)
Class A	(1,547,925)	(789,308)
Class R4*	(434,195)	-
Class R3	(690,600)	(38,966)

Total distributions from net investment income	(11,544,750)	(5,571,305)

From net realized gains:
Class I*	(1,272,067)	-
Class R5*	(50,240)	-
Service Class	(3,175,407)	-
Administrative Class	(2,405,757)	-
Class L**	-	-
Class A	(1,235,311)	-
Class R4*	(337,421)	-
Class R3	(607,271)	-

Total distributions from net realized gains	(9,083,474)	-

Net fund share transactions (Note 5):
Class I*	48,492,693	-
Class R5*	1,886,371	-
Service Class	(22,243,011)	7,566,006
Administrative Class	60,491,759	9,759,515
Class L**	(49,444,833)	(3,817,810)
Class A	(3,128,362)	(6,748,893)
Class R4*	12,753,693	-
Class R3	19,215,508	126,388

Increase (decrease) in net assets from fund share transactions	68,023,818	6,885,206

Total increase (decrease) in net assets	57,543,831	51,708,318
Net assets
Beginning of year	267,408,130	215,699,812

End of year	$324,951,961	$267,408,130

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$4,094,608

Distributions in excess of net investment income included in net assets at end of year	$(5,535)	$-

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.
+	Fund commenced operations on September 17, 2013.

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART 2045 Fund		MassMutual RetireSMART 2050 Fund		MassMutual RetireSMART 2055 Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Period Ended December 31, 2013+

$597,530	$121,099	$1,659,110	$900,464	$68,861	$11,831
2,652,699	763,705	13,270,996	7,467,989	244,026	50,966
(2,813,190)	570,954	(11,461,939)	5,917,052	(289,073)	12,935

437,039	1,455,758	3,468,167	14,285,505	23,814	75,732

(158,695)	-	(482,529)	-	(2,705)	-
(40,020)	-	(19,742)	-	(6,304)	-
(117,304)	(130,030)	(829,072)	(1,180,194)	(22,101)	(17,292)
(138,816)	(7,490)	(520,786)	(228,171)	(17,227)	(2,495)
-	(32,933)	-	(208,059)	-	(2,471)
(142,448)	(78,929)	(230,895)	(196,314)	(12,819)	(2,390)
(91,143)	-	(155,371)	-	(15,420)	-
(193,328)*	-	(234,218)	(43,970)	(26,060)*	-

(881,754)	(249,382)	(2,472,613)	(1,856,708)	(102,636)	(24,648)

(221,767)	-	(1,814,609)	-	(2,260)	-
(38,504)	-	(55,857)	-	(3,852)	-
(173,726)	(160,387)	(3,626,240)	(2,599,507)	(21,434)	(402)
(204,530)	(9,485)	(2,205,837)	(499,923)	(15,575)	(58)
-	(43,332)	-	(409,502)	-	(57)
(227,829)	(102,348)	(1,236,814)	(578,561)	(10,236)	(58)
(132,241)	-	(679,951)	-	(8,796)	-
(293,553)*	-	(1,026,123)	(130,988)	(22,146)*	-

(1,292,150)	(315,552)	(10,645,431)	(4,218,481)	(84,299)	(575)

6,990,844	-	22,265,641	-	105,068	-
1,768,264	-	870,555	-	277,766	-
(125,215)	3,612,942	(9,555,379)	14,976,696	332,349	717,794
6,220,485	166,436	16,101,237	4,841,218	689,997	102,653
(1,439,247)	914,201	(8,827,755)	5,712,491	(107,383)	102,928
3,836,142	2,554,206	3,412,933	(324,626)	550,435	102,548
5,566,091	-	7,907,827	-	751,803	-
10,158,576 *	-	10,507,368	438,980	1,361,431 *	-

32,975,940	7,247,785	42,682,427	25,644,759	3,961,466	1,025,923

31,239,075	8,138,609	33,032,550	33,855,075	3,798,345	1,076,432

10,857,908	2,719,299	80,732,223	46,877,148	1,076,432	-

$42,096,983	$10,857,908	$113,764,773	$80,732,223	$4,874,777	$1,076,432

$-	$20	$-	$-	$114	$34

$(114)	$-	$(1,896)	$(6,518)	$-	$-

65

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$10.19	$0.34	$(0.07)	$0.27	$(0.29)	$(0.44)	$(0.73)	$9.73	2.62%	[b]	$204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
12/31/14	$10.03	$0.25	$0.17	$0.42	$(0.28)	$(0.44)	$(0.72)	$9.73	4.15%		$3,921	0.18%		0.13%		2.44%
12/31/13	10.14	0.34	0.29	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		3,073	0.15%		N/A		3.23%
12/31/12	9.70	0.25	0.63	0.88	(0.27)	(0.17)	(0.44)	10.14	9.14%		2,774	0.13%		N/A		2.46%
12/31/11[g]	10.00	0.24	(0.21)	0.03	(0.31)	(0.02)	(0.33)	9.70	0.33%	[b]	100	0.14%	[a]	N/A		4.44%	[a]
Service Class
12/31/14	$10.03	$0.29	$0.12	$0.41	$(0.28)	$(0.44)	$(0.72)	$9.72	3.99%		$21,586	0.27%		0.21%		2.84%
12/31/13	10.14	0.49	0.14	0.63	(0.29)	(0.45)	(0.74)	10.03	6.29%		12,812	0.19%		N/A		4.64%
12/31/12	9.69	0.23	0.66	0.89	(0.27)	(0.17)	(0.44)	10.14	9.21%		3,110	0.17%		N/A		2.29%
12/31/11[g]	10.00	1.42	(1.40)	0.02	(0.31)	(0.02)	(0.33)	9.69	0.24%	[b]	2,684	0.18%	[a]	N/A		26.89%	[a]
Administrative Class
12/31/14	$10.04	$0.22	$0.17	$0.39	$(0.26)	$(0.44)	$(0.70)	$9.73	3.87%		$62,351	0.36%		0.31%		2.19%
12/31/13	10.14	0.18	0.44	0.62	(0.27)	(0.45)	(0.72)	10.04	6.22%		61,817	0.27%		N/A		1.78%
12/31/12	9.70	0.21	0.66	0.87	(0.26)	(0.17)	(0.43)	10.14	9.01%		73,765	0.25%		N/A		2.10%
12/31/11[g]	10.00	0.23	(0.21)	0.02	(0.30)	(0.02)	(0.32)	9.70	0.26%	[b]	97,539	0.26%	[a]	N/A		4.26%	[a]
Class A
12/31/14	$10.04	$0.19	$0.19	$0.38	$(0.24)	$(0.44)	$(0.68)	$9.74	3.69%		$125,410	0.61%		0.56%		1.83%
12/31/13	10.14	0.16	0.43	0.59	(0.24)	(0.45)	(0.69)	10.04	5.92%		131,939	0.52%		N/A		1.51%
12/31/12	9.70	0.18	0.67	0.85	(0.24)	(0.17)	(0.41)	10.14	8.73%		163,625	0.50%		N/A		1.75%
12/31/11[g]	10.00	0.22	(0.21)	0.01	(0.29)	(0.02)	(0.31)	9.70	0.14%	[b]	166,103	0.51%	[a]	N/A		4.17%	[a]
Class R4
12/31/14[h]	$10.18	$0.21	$0.03	$0.24	$(0.26)	$(0.44)	$(0.70)	$9.72	2.29%	[b]	$102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
12/31/14[h]	$10.18	$0.19	$0.03	$0.22	$(0.24)	$(0.44)	$(0.68)	$9.72	2.10%	[b]	$102	0.79%	[a]	0.72%	[a]	2.51%	[a]

	Year ended December 31
	2014	2013	2012	2011
Portfolio turnover rate	31%	37%	37%	20%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$10.76	$0.42	$(0.12)	$0.30	$(0.31)	$(0.96)	$(1.27)	$9.79	2.65%	[b]	$725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
12/31/14	$10.61	$0.26	$0.18	$0.44	$(0.30)	$(0.96)	$(1.26)	$9.79	4.01%		$24,005	0.16%		0.15%		2.38%
12/31/13	10.25	0.45	1.02	1.47	(0.32)	(0.79)	(1.11)	10.61	14.56%		17,345	0.17%		N/A		4.07%
12/31/12	9.51	0.33	0.86	1.19	(0.24)	(0.21)	(0.45)	10.25	12.48%		2,649	0.13%		N/A		3.22%
12/31/11[g]	10.00	0.20	(0.43)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.28%	)[b]	98	0.13%	[a]	N/A		3.82%	[a]
Service Class
12/31/14	$10.62	$0.24	$0.19	$0.43	$(0.28)	$(0.96)	$(1.24)	$9.81	4.01%		$49,324	0.25%		0.23%		2.24%
12/31/13	10.26	0.50	0.97	1.47	(0.32)	(0.79)	(1.11)	10.62	14.53%		31,677	0.21%		N/A		4.47%
12/31/12	9.51	0.21	0.98	1.19	(0.23)	(0.21)	(0.44)	10.26	12.53%		4,549	0.17%		N/A		2.10%
12/31/11[g]	10.00	0.83	(1.06)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.26%	)[b]	3,395	0.17%	[a]	N/A		16.08%	[a]
Administrative Class
12/31/14	$10.63	$0.20	$0.22	$0.42	$(0.27)	$(0.96)	$(1.23)	$9.82	3.89%		$138,574	0.34%		0.33%		1.83%
12/31/13	10.26	0.18	1.28	1.46	(0.30)	(0.79)	(1.09)	10.63	14.44%		150,710	0.29%		N/A		1.66%
12/31/12	9.51	0.18	1.00	1.18	(0.22)	(0.21)	(0.43)	10.26	12.43%		147,873	0.25%		N/A		1.81%
12/31/11[g]	10.00	0.18	(0.42)	(0.24)	(0.24)	(0.01)	(0.25)	9.51	(2.35%	)[b]	144,705	0.25%	[a]	N/A		3.53%	[a]
Class A
12/31/14	$10.65	$0.17	$0.22	$0.39	$(0.24)	$(0.96)	$(1.20)	$9.84	3.62%		$199,865	0.59%		0.58%		1.53%
12/31/13	10.26	0.11	1.33	1.44	(0.26)	(0.79)	(1.05)	10.65	14.21%		216,068	0.53%		N/A		0.99%
12/31/12	9.51	0.14	1.01	1.15	(0.19)	(0.21)	(0.40)	10.26	12.13%		324,049	0.50%		N/A		1.42%
12/31/11[g]	10.00	0.18	(0.43)	(0.25)	(0.23)	(0.01)	(0.24)	9.51	(2.47%	)[b]	366,492	0.50%	[a]	N/A		3.41%	[a]
Class R4
12/31/14[h]	$10.79	$0.20	$0.06	$0.26	$(0.27)	$(0.96)	$(1.23)	$9.82	2.29%	[b]	$102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
12/31/14[h]	$10.79	$0.18	$0.06	$0.24	$(0.25)	$(0.96)	$(1.21)	$9.82	2.11%	[b]	$102	0.76%	[a]	0.74%	[a]	2.18%	[a]

	Year ended December 31
	2014	2013	2012	2011
Portfolio turnover rate	28%	37%	39%	19	%[b],q

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

67

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$11.45	$0.34	$(0.05)	$0.29	$(0.31)	$(1.41)	$(1.72)	$10.02	2.39%	[b]	$318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
12/31/14	$11.31	$0.22	$0.20	$0.42	$(0.30)	$(1.41)	$(1.71)	$10.02	3.57%		$9,970	0.17%		0.15%		1.96%
12/31/13	10.33	0.21	2.01	2.22	(0.33)	(0.91)	(1.24)	11.31	21.91%		4,663	0.19%		N/A		1.88%
12/31/12	9.36	0.21	1.21	1.42	(0.19)	(0.26)	(0.45)	10.33	15.21%		7,085	0.14%		N/A		2.10%
12/31/11[g]	10.00	0.16	(0.62)	(0.46)	(0.18)	-	(0.18)	9.36	(4.55%	)[b]	96	0.14%	[a]	N/A		3.14%	[a]
Service Class
12/31/14	$11.31	$0.25	$0.16	$0.41	$(0.29)	$(1.41)	$(1.70)	$10.02	3.49%		$28,779	0.26%		0.24%		2.19%
12/31/13	10.33	0.44	1.79	2.23	(0.34)	(0.91)	(1.25)	11.31	21.93%		18,053	0.23%		N/A		3.78%
12/31/12	9.36	0.18	1.24	1.42	(0.19)	(0.26)	(0.45)	10.33	15.17%		1,816	0.18%		N/A		1.75%
12/31/11[g]	10.00	0.80	(1.25)	(0.45)	(0.19)	-	(0.19)	9.36	(4.53%	)[b]	1,847	0.18%	[a]	N/A		15.80%	[a]
Administrative Class
12/31/14	$11.32	$0.20	$0.21	$0.41	$(0.28)	$(1.41)	$(1.69)	$10.04	3.46%		$135,163	0.35%		0.33%		1.74%
12/31/13	10.33	0.16	2.06	2.22	(0.32)	(0.91)	(1.23)	11.32	21.84%		130,738	0.31%		N/A		1.44%
12/31/12	9.36	0.16	1.25	1.41	(0.18)	(0.26)	(0.44)	10.33	15.07%		117,574	0.26%		N/A		1.61%
12/31/11[g]	10.00	0.15	(0.61)	(0.46)	(0.18)	-	(0.18)	9.36	(4.61%	)[b]	119,858	0.26%	[a]	N/A		2.96%	[a]
Class A
12/31/14	$11.34	$0.15	$0.23	$0.38	$(0.25)	$(1.41)	$(1.66)	$10.06	3.16%		$157,201	0.60%		0.58%		1.33%
12/31/13	10.34	0.10	2.09	2.19	(0.28)	(0.91)	(1.19)	11.34	21.49%		183,571	0.56%		N/A		0.86%
12/31/12	9.36	0.12	1.27	1.39	(0.15)	(0.26)	(0.41)	10.34	14.88%		236,688	0.51%		N/A		1.23%
12/31/11[g]	10.00	0.14	(0.61)	(0.47)	(0.17)	-	(0.17)	9.36	(4.75%	)[b]	251,598	0.51%	[a]	N/A		2.71%	[a]
Class R4
12/31/14[h]	$11.47	$0.19	$0.06	$0.25	$(0.27)	$(1.41)	$(1.68)	$10.04	2.05%	[b]	$102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
12/31/14[h]	$11.47	$0.17	$0.06	$0.23	$(0.25)	$(1.41)	$(1.66)	$10.04	1.86%	[b]	$102	0.76%	[a]	0.74%	[a]	1.98%	[a]

	Year ended December 31
	2014	2013	2012	2011
Portfolio turnover rate	28%	36%	49%	13%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.25	$0.31	$0.03	$0.34	$(0.30)	$(1.50)	$(1.80)	$10.79	2.55%	[b]	$309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
12/31/14	$12.12	$0.20	$0.26	$0.46	$(0.28)	$(1.50)	$(1.78)	$10.80	3.62%		$5,507	0.25%		0.17%		1.60%
12/31/13	10.35	0.24	2.41	2.65	(0.31)	(0.57)	(0.88)	12.12	25.93%		4,132	0.25%		0.19%		2.04%
12/31/12	9.28	0.30	1.21	1.51	(0.15)	(0.29)	(0.44)	10.35	16.42%		1,698	0.23%		0.15%		2.97%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.51%	)[b]	95	0.27%	[a]	0.13%	[a]	2.75%	[a]
Service Class
12/31/14	$12.12	$0.23	$0.23	$0.46	$(0.28)	$(1.50)	$(1.78)	$10.80	3.57%		$5,925	0.34%		0.26%		1.91%
12/31/13	10.36	0.36	2.28	2.64	(0.31)	(0.57)	(0.88)	12.12	25.82%		3,545	0.29%		0.23%		3.01%
12/31/12	9.28	0.14	1.38	1.52	(0.15)	(0.29)	(0.44)	10.36	16.46%		110	0.26%		0.18%		1.37%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.53%	)[b]	95	0.31%	[a]	0.17%	[a]	2.70%	[a]
Administrative Class
12/31/14	$12.13	$0.18	$0.26	$0.44	$(0.26)	$(1.50)	$(1.76)	$10.81	3.45%		$40,211	0.43%		0.36%		1.48%
12/31/13	10.36	0.14	2.49	2.63	(0.29)	(0.57)	(0.86)	12.13	25.73%		35,398	0.37%		0.31%		1.19%
12/31/12	9.28	0.13	1.38	1.51	(0.14)	(0.29)	(0.43)	10.36	16.38%		26,623	0.33%		0.26%		1.27%
12/31/11[g]	10.00	0.13	(0.69)	(0.56)	(0.14)	(0.02)	(0.16)	9.28	(5.58%	)[b]	22,366	0.39%	[a]	0.25%	[a]	2.57%	[a]
Class A
12/31/14	$12.12	$0.14	$0.27	$0.41	$(0.23)	$(1.50)	$(1.73)	$10.80	3.20%		$60,183	0.68%		0.61%		1.18%
12/31/13	10.35	0.11	2.50	2.61	(0.27)	(0.57)	(0.84)	12.12	25.48%		61,092	0.62%		0.56%		0.94%
12/31/12	9.28	0.11	1.37	1.48	(0.12)	(0.29)	(0.41)	10.35	16.01%		47,226	0.59%		0.51%		1.09%
12/31/11[g]	10.00	0.12	(0.69)	(0.57)	(0.13)	(0.02)	(0.15)	9.28	(5.70%	)[b]	39,019	0.64%	[a]	0.50%	[a]	2.36%	[a]
Class R4
12/31/14[h]	$12.24	$0.17	$0.13	$0.30	$(0.26)	$(1.50)	$(1.76)	$10.78	2.22%	[b]	$102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
12/31/14[h]	$12.24	$0.14	$0.13	$0.27	$(0.23)	$(1.50)	$(1.73)	$10.78	2.03%	[b]	$102	0.86%	[a]	0.77%	[a]	1.57%	[a]

	Year ended December 31
	2014	2013	2012	2011
Portfolio turnover rate	32%	36%	57%	14%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

69

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$11.03	$0.48	$(0.21)	$0.27	$(0.28)	$(0.28)	$11.02	2.45%[b]	$4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
12/31/14[h]	$11.03	$0.57	$(0.32)	$0.25	$(0.28)	$(0.28)	$11.00	2.27%[b]	$953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
12/31/14	$10.88	$0.20	$0.20	$0.40	$(0.27)	$(0.27)	$11.01	3.63%	$22,029	0.35%	0.26%	1.80%
12/31/13	10.45	0.20	0.52	0.72	(0.29)	(0.29)	10.88	6.93%	26,414	0.26%	0.25%	1.91%
12/31/12	9.84	0.26	0.67	0.93	(0.32)	(0.32)	10.45	9.64%	24,199	0.17%	0.17%[k]	2.55%
12/31/11	9.86	0.26	0.01	0.27	(0.29)	(0.29)	9.84	2.78%	15,610	0.15%	N/A	2.62%
12/31/10	9.22	0.18	0.73	0.91	(0.27)	(0.27)	9.86	10.04%	13,462	0.15%	N/A	1.92%
Administrative Class
12/31/14	$10.89	$0.24	$0.16	$0.40	$(0.27)	$(0.27)	$11.02	3.68%	$33,673	0.46%	0.35%	2.13%
12/31/13	10.47	0.22	0.48	0.70	(0.28)	(0.28)	10.89	6.83%	17,286	0.32%	0.32%[k]	2.06%
12/31/12	9.85	0.17	0.76	0.93	(0.31)	(0.31)	10.47	9.53%	13,720	0.23%	0.23%[k]	1.63%
12/31/11	9.88	0.25	0.01	0.26	(0.29)	(0.29)	9.85	2.66%	20,601	0.20%	N/A	2.47%
12/31/10	9.23	0.24	0.67	0.91	(0.26)	(0.26)	9.88	10.09%	19,112	0.17%	N/A	2.51%
Class A
12/31/14	$10.81	$0.19	$0.17	$0.36	$(0.22)	$(0.22)	$10.95	3.34%	$20,689	0.72%	0.63%	1.70%
12/31/13	10.38	0.15	0.52	0.67	(0.24)	(0.24)	10.81	6.52%	20,693	0.67%	0.67%[k]	1.44%
12/31/12	9.76	0.17	0.71	0.88	(0.26)	(0.26)	10.38	9.13%	24,982	0.58%	0.58%[k]	1.65%
12/31/11	9.79	0.17	0.05	0.22	(0.25)	(0.25)	9.76	2.27%	28,693	0.55%	N/A	1.68%
12/31/10	9.15	0.19	0.68	0.87	(0.23)	(0.23)	9.79	9.67%	35,125	0.52%	N/A	1.99%
Class R4
12/31/14[h]	$10.96	$0.30	$(0.08)	$0.22	$(0.28)	$(0.28)	$10.90	2.01%[b]	$1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
12/31/14	$10.79	$0.50	$(0.15)	$0.35	$(0.28)	$(0.28)	$10.86	3.21%	$5,099	0.89%	0.76%	4.60%
12/31/13	10.37	0.12	0.51	0.63	(0.21)	(0.21)	10.79	6.13%	111	0.97%	0.97%[k]	1.10%
12/31/12	9.76	0.15	0.71	0.86	(0.25)	(0.25)	10.37	8.89%	124	0.88%	0.88%[k]	1.45%
12/31/11	9.80	0.17	0.02	0.19	(0.23)	(0.23)	9.76	1.95%	112	0.85%	N/A	1.68%
12/31/10	9.16	0.16	0.69	0.85	(0.21)	(0.21)	9.80	9.40%	104	0.82%	N/A	1.66%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	44%	41%	40%	111%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$11.80	$0.53	$(0.23)	$0.30	$(0.36)	$(0.36)	$11.74	2.49%[b]	$11,342	0.16%[a]	0.04%[a]	5.96%[a]
Class R5
12/31/14[h]	$11.80	$1.82	$(1.53)	$0.29	$(0.36)	$(0.36)	$11.73	2.40%[b]	$1,553	0.26%[a]	0.14%[a]	20.54%[a]
Service Class
12/31/14	$11.63	$0.15	$0.30	$0.45	$(0.33)	$(0.33)	$11.75	3.84%	$31,431	0.33%	0.24%	1.28%
12/31/13	10.80	0.22	0.89	1.11	(0.28)	(0.28)	11.63	10.46%	62,732	0.26%	0.25%	1.91%
12/31/12	9.96	0.27	0.84	1.11	(0.27)	(0.27)	10.80	11.19%	57,999	0.16%	0.16%[k]	2.54%
12/31/11	10.11	0.21	(0.12)	0.09	(0.24)	(0.24)	9.96	0.98%	34,639	0.14%	N/A	2.08%
12/31/10	9.26	0.14	0.94	1.08	(0.23)	(0.23)	10.11	11.95%	33,281	0.14%	N/A	1.52%
Administrative Class
12/31/14	$11.64	$0.28	$0.16	$0.44	$(0.35)	$(0.35)	$11.73	3.71%	$23,920	0.44%	0.34%	2.37%
12/31/13	10.80	0.22	0.88	1.10	(0.26)	(0.26)	11.64	10.36%	10,809	0.35%	0.34%	1.92%
12/31/12	9.94	0.10	1.00	1.10	(0.24)	(0.24)	10.80	11.10%	8,852	0.24%	0.24%[k]	0.92%
12/31/11	10.10	0.21	(0.13)	0.08	(0.24)	(0.24)	9.94	0.84%	26,949	0.22%	N/A	2.09%
12/31/10	9.25	0.20	0.88	1.08	(0.23)	(0.23)	10.10	11.89%	27,844	0.19%	N/A	2.14%
Class A
12/31/14	$11.55	$0.18	$0.22	$0.40	$(0.29)	$(0.29)	$11.66	3.43%	$21,871	0.71%	0.62%	1.54%
12/31/13	10.72	0.15	0.91	1.06	(0.23)	(0.23)	11.55	9.99%	22,595	0.70%	0.69%	1.31%
12/31/12	9.88	0.16	0.89	1.05	(0.21)	(0.21)	10.72	10.74%	25,903	0.60%	0.60%[k]	1.53%
12/31/11	10.02	0.16	(0.10)	0.06	(0.20)	(0.20)	9.88	0.61%	26,892	0.57%	N/A	1.55%
12/31/10	9.18	0.15	0.88	1.03	(0.19)	(0.19)	10.02	11.45%	32,254	0.54%	N/A	1.57%
Class R4
12/31/14[h]	$11.70	$0.30	$(0.04)	$0.26	$(0.36)	$(0.36)	$11.60	2.17%[b]	$1,925	0.61%[a]	0.49%[a]	3.38%[a]
Class R3
12/31/14	$11.47	$0.33	$0.04	$0.37	$(0.34)	$(0.34)	$11.50	3.20%	$8,023	0.87%	0.75%	2.83%
12/31/13	10.63	0.11	0.90	1.01	(0.17)	(0.17)	11.47	9.65%	1,045	1.00%	0.99%	1.00%
12/31/12	9.82	0.13	0.89	1.02	(0.21)	(0.21)	10.63	10.47%	1,275	0.90%	0.90%[k]	1.23%
12/31/11	10.02	0.21	(0.19)	0.02	(0.22)	(0.22)	9.82	0.25%	1,212	0.87%	N/A	2.07%
12/31/10	9.18	0.12	0.88	1.00	(0.16)	(0.16)	10.02	11.03%	513	0.84%	N/A	1.29%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	53%	47%	49%	108%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$11.81	$0.54	$(0.24)	$0.30	$(0.32)	$(0.29)	$(0.61)	$11.50	2.48%	[b]	$6,116	0.32%	[a]	0.06%	[a]	6.05%	[a]
Class R5
12/31/14[h]	$11.81	$1.24	$(0.94)	$0.30	$(0.32)	$(0.29)	$(0.61)	$11.50	2.48%	[b]	$1,179	0.42%	[a]	0.16%	[a]	13.89%	[a]
Service Class
12/31/14	$11.64	$0.18	$0.28	$0.46	$(0.29)	$(0.29)	$(0.58)	$11.52	3.92%		$8,470	0.52%		0.25%		1.52%
12/31/13	11.02	0.25	1.27	1.52	(0.34)	(0.56)	(0.90)	11.64	13.87%		10,699	0.70%		0.18%		2.08%
12/31/12	10.25	0.37	0.95	1.32	(0.24)	(0.31)	(0.55)	11.02	12.94%		5,926	1.70%		0.10%		3.36%
12/31/11	10.73	0.24	(0.27)	(0.03)	(0.17)	(0.28)	(0.45)	10.25	(0.31%	)	2,255	3.80%		0.10%		2.24%
12/31/10[g]	10.00	0.20	0.75	0.95	(0.21)	(0.01)	(0.22)	10.73	9.54%	[b]	767	4.82%	[a]	0.10%	[a]	2.60%	[a]
Administrative Class
12/31/14	$11.64	$0.43	$0.01	$0.44	$(0.30)	$(0.29)	$(0.59)	$11.49	3.73%		$11,084	0.62%		0.36%		3.56%
12/31/13	11.02	0.29	1.22	1.51	(0.33)	(0.56)	(0.89)	11.64	13.84%		261	0.79%		0.24%		2.48%
12/31/12	10.25	0.17	1.15	1.32	(0.24)	(0.31)	(0.55)	11.02	12.86%		123	1.77%		0.15%		1.52%
12/31/11	10.73	0.27	(0.31)	(0.04)	(0.16)	(0.28)	(0.44)	10.25	(0.35%	)	323	3.87%		0.15%		2.50%
12/31/10[g]	10.00	0.19	0.76	0.95	(0.21)	(0.01)	(0.22)	10.73	9.52%	[b]	143	4.87%	[a]	0.15%	[a]	2.53%	[a]
Class A
12/31/14	$11.56	$0.21	$0.20	$0.41	$(0.27)	$(0.29)	$(0.56)	$11.41	3.45%		$10,113	0.89%		0.61%		1.82%
12/31/13	10.97	0.37	1.10	1.47	(0.32)	(0.56)	(0.88)	11.56	13.48%		5,884	1.14%		0.59%		3.17%
12/31/12	10.22	0.25	1.02	1.27	(0.21)	(0.31)	(0.52)	10.97	12.46%		1,066	2.14%		0.50%		2.24%
12/31/11	10.71	0.31	(0.38)	(0.07)	(0.14)	(0.28)	(0.42)	10.22	(0.67%	)	568	4.23%		0.50%		2.88%
12/31/10[g]	10.00	0.31	0.61	0.92	(0.20)	(0.01)	(0.21)	10.71	9.17%	[b]	302	5.22%	[a]	0.50%	[a]	4.01%	[a]
Class R4
12/31/14[h]	$11.71	$0.30	$(0.04)	$0.26	$(0.29)	$(0.29)	$(0.58)	$11.39	2.17%	[b]	$11,207	0.77%	[a]	0.51%	[a]	3.41%	[a]
Class R3
12/31/14[h]	$11.71	$0.28	$(0.04)	$0.24	$(0.27)	$(0.29)	$(0.56)	$11.39	2.03%	[b]	$11,676	1.02%	[a]	0.76%	[a]	3.15%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	41%	67%	82%	82%	12%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.33	$0.53	$(0.21)	$0.32	$(0.31)	$(0.31)	$12.34	2.58%[b]	$46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
12/31/14[h]	$12.33	$0.97	$(0.66)	$0.31	$(0.31)	$(0.31)	$12.33	2.49%[b]	$4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
12/31/14	$12.16	$0.20	$0.27	$0.47	$(0.29)	$(0.29)	$12.34	3.84%	$189,123	0.24%	0.24%[k]	1.61%
12/31/13	10.55	0.21	1.62	1.83	(0.22)	(0.22)	12.16	17.50%	231,681	0.23%	0.23%[k]	1.80%
12/31/12	9.43	0.23	1.10	1.33	(0.21)	(0.21)	10.55	14.14%	178,323	0.13%	0.12%	2.23%
12/31/11	9.79	0.19	(0.37)	(0.18)	(0.18)	(0.18)	9.43	(1.78%)	114,389	0.11%	N/A	1.96%
12/31/10	8.74	0.14	1.07	1.21	(0.16)	(0.16)	9.79	14.18%	104,532	0.11%	N/A	1.56%
Administrative Class
12/31/14	$12.17	$0.27	$0.18	$0.45	$(0.30)	$(0.30)	$12.32	3.69%	$142,437	0.34%	0.34%[k]	2.19%
12/31/13	10.55	0.22	1.60	1.82	(0.20)	(0.20)	12.17	17.47%	42,621	0.32%	0.32%[k]	1.89%
12/31/12	9.41	0.11	1.21	1.32	(0.18)	(0.18)	10.55	14.09%	27,380	0.21%	0.20%	1.05%
12/31/11	9.77	0.17	(0.35)	(0.18)	(0.18)	(0.18)	9.41	(1.83%)	60,388	0.18%	N/A	1.76%
12/31/10	8.73	0.15	1.05	1.20	(0.16)	(0.16)	9.77	14.01%	67,560	0.16%	N/A	1.72%
Class A
12/31/14	$12.05	$0.17	$0.24	$0.41	$(0.24)	$(0.24)	$12.22	3.41%	$87,478	0.61%	0.61%[k]	1.37%
12/31/13	10.45	0.13	1.64	1.77	(0.17)	(0.17)	12.05	17.08%	92,034	0.67%	0.67%[k]	1.17%
12/31/12	9.34	0.14	1.13	1.27	(0.16)	(0.16)	10.45	13.66%	89,321	0.56%	0.56%[k]	1.42%
12/31/11	9.70	0.14	(0.36)	(0.22)	(0.14)	(0.14)	9.34	(2.22%)	86,264	0.53%	N/A	1.43%
12/31/10	8.67	0.11	1.05	1.16	(0.13)	(0.13)	9.70	13.61%	94,230	0.51%	N/A	1.25%
Class R4
12/31/14[h]	$12.20	$0.33	$(0.06)	$0.27	$(0.31)	$(0.31)	$12.16	2.19%[b]	$17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
12/31/14	$11.90	$0.37	$0.02	$0.39	$(0.30)	$(0.30)	$11.99	3.27%	$49,284	0.75%	0.75%[k]	3.07%
12/31/13	10.32	0.09	1.62	1.71	(0.13)	(0.13)	11.90	16.66%	2,938	0.97%	0.97%[k]	0.83%
12/31/12	9.26	0.13	1.10	1.23	(0.17)	(0.17)	10.32	13.31%	3,188	0.86%	0.86%[k]	1.29%
12/31/11	9.67	0.26	(0.50)	(0.24)	(0.17)	(0.17)	9.26	(2.45%)	2,584	0.84%	N/A	2.76%
12/31/10	8.64	0.08	1.05	1.13	(0.10)	(0.10)	9.67	13.31%	586	0.81%	N/A	0.94%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	33%	45%	54%	80%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.52	$0.53	$(0.21)	$0.32	$(0.34)	$(0.32)	$(0.66)	$12.18	2.46%	[b]	$14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
12/31/14[h]	$12.52	$1.68	$(1.37)	$0.31	$(0.34)	$(0.32)	$(0.66)	$12.17	2.38%	[b]	$4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
12/31/14	$12.36	$0.18	$0.28	$0.46	$(0.31)	$(0.32)	$(0.63)	$12.19	3.64%		$10,205	0.41%		0.21%		1.44%
12/31/13	10.96	0.32	1.90	2.22	(0.36)	(0.46)	(0.82)	12.36	20.38%		11,732	0.68%		0.20%		2.60%
12/31/12	9.97	0.27	1.22	1.49	(0.21)	(0.29)	(0.50)	10.96	15.02%		2,165	2.05%		0.10%		2.47%
12/31/11	10.85	0.22	(0.53)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.79%	)	885	4.29%		0.10%		2.02%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.25%	[b]	772	5.04%	[a]	0.10%	[a]	2.13%	[a]
Administrative Class
12/31/14	$12.36	$0.38	$0.06	$0.44	$(0.31)	$(0.32)	$(0.63)	$12.17	3.52%		$26,413	0.51%		0.31%		2.98%
12/31/13	10.96	0.31	1.90	2.21	(0.35)	(0.46)	(0.81)	12.36	20.33%		778	0.77%		0.25%		2.50%
12/31/12	9.97	0.23	1.26	1.49	(0.21)	(0.29)	(0.50)	10.96	14.97%		198	2.13%		0.15%		2.08%
12/31/11	10.85	0.20	(0.51)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.84%	)	125	4.36%		0.15%		1.86%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.21%	[b]	110	5.09%	[a]	0.15%	[a]	2.09%	[a]
Class A
12/31/14	$12.28	$0.25	$0.16	$0.41	$(0.29)	$(0.32)	$(0.61)	$12.08	3.24%		$16,826	0.78%		0.57%		2.00%
12/31/13	10.92	0.34	1.81	2.15	(0.33)	(0.46)	(0.79)	12.28	19.87%		6,827	1.12%		0.59%		2.81%
12/31/12	9.95	0.22	1.22	1.44	(0.18)	(0.29)	(0.47)	10.92	14.53%		1,604	2.49%		0.50%		2.04%
12/31/11	10.84	0.24	(0.59)	(0.35)	(0.18)	(0.36)	(0.54)	9.95	(3.16%	)	701	4.71%		0.50%		2.19%
12/31/10[g]	10.00	0.24	0.76	1.00	(0.16)	-	(0.16)	10.84	9.98%	[b]	249	5.44%	[a]	0.50%	[a]	3.10%	[a]
Class R4
12/31/14[h]	$12.43	$0.35	$(0.08)	$0.27	$(0.31)	$(0.32)	$(0.63)	$12.07	2.10%	[b]	$16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
12/31/14[h]	$12.43	$0.33	$(0.09)	$0.24	$(0.29)	$(0.32)	$(0.61)	$12.06	1.90%	[b]	$19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	35%	55%	55%	66%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.80	$0.53	$(0.22)	$0.31	$(0.57)	$(0.03)	$(0.60)	$12.51	2.35%[b]	$53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
12/31/14[h]	$12.80	$1.10	$(0.81)	$0.29	$(0.56)	$(0.03)	$(0.59)	$12.50	2.26%[b]	$4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
12/31/14	$12.64	$0.20	$0.25	$0.45	$(0.54)	$(0.03)	$(0.57)	$12.52	3.51%	$187,396	0.24%	0.24%[k]	1.59%
12/31/13	10.61	0.19	2.11	2.30	(0.27)	-	(0.27)	12.64	21.84%	209,824	0.23%	0.23%[k]	1.61%
12/31/12	9.34	0.21	1.23	1.44	(0.17)	-	(0.17)	10.61	15.55%	155,213	0.13%	0.12%	2.05%
12/31/11	9.81	0.17	(0.50)	(0.33)	(0.14)	-	(0.14)	9.34	(3.32%)	96,501	0.11%	N/A	1.75%
12/31/10	8.67	0.12	1.15	1.27	(0.13)	-	(0.13)	9.81	14.95%	86,541	0.11%	N/A	1.34%
Administrative Class
12/31/14	$12.64	$0.28	$0.15	$0.43	$(0.53)	$(0.03)	$(0.56)	$12.51	3.40%	$133,982	0.34%	0.34%[k]	2.14%
12/31/13	10.60	0.20	2.09	2.29	(0.25)	-	(0.25)	12.64	21.77%	46,490	0.32%	0.32%[k]	1.70%
12/31/12	9.32	0.11	1.32	1.43	(0.15)	-	(0.15)	10.60	15.44%	29,056	0.21%	0.21%[k]	1.10%
12/31/11	9.80	0.15	(0.49)	(0.34)	(0.14)	-	(0.14)	9.32	(3.47%)	52,742	0.18%	N/A	1.54%
12/31/10	8.65	0.12	1.16	1.28	(0.13)	-	(0.13)	9.80	15.03%	56,940	0.16%	N/A	1.40%
Class A
12/31/14	$12.57	$0.16	$0.24	$0.40	$(0.49)	$(0.03)	$(0.52)	$12.45	3.12%	$72,857	0.62%	0.61%	1.29%
12/31/13	10.51	0.12	2.10	2.22	(0.16)	-	(0.16)	12.57	21.31%	77,892	0.67%	0.67%[k]	1.06%
12/31/12	9.26	0.13	1.25	1.38	(0.13)	-	(0.13)	10.51	14.96%	71,053	0.56%	0.56%[k]	1.25%
12/31/11	9.72	0.12	(0.48)	(0.36)	(0.10)	-	(0.10)	9.26	(3.67%)	65,876	0.53%	N/A	1.19%
12/31/10	8.58	0.08	1.16	1.24	(0.10)	-	(0.10)	9.72	14.62%	73,960	0.51%	N/A	0.95%
Class R4
12/31/14[h]	$12.72	$0.32	$(0.07)	$0.25	$(0.53)	$(0.03)	$(0.56)	$12.41	1.96%[b]	$18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
12/31/14	$12.45	$0.36	$0.02	$0.38	$(0.52)	$(0.03)	$(0.55)	$12.28	2.98%	$57,469	0.76%	0.75%	2.81%
12/31/13	10.39	0.09	2.08	2.17	(0.11)	-	(0.11)	12.45	20.98%	3,573	0.97%	0.97%[k]	0.77%
12/31/12	9.19	0.10	1.24	1.34	(0.14)	-	(0.14)	10.39	14.64%	3,101	0.86%	0.86%[k]	0.98%
12/31/11	9.71	0.25	(0.64)	(0.39)	(0.13)	-	(0.13)	9.19	(3.95%)	2,793	0.84%	N/A	2.75%
12/31/10	8.58	0.06	1.14	1.20	(0.07)	-	(0.07)	9.71	14.18%	383	0.81%	N/A	0.65%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	31%	43%	55%	74%	29%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.89	$0.51	$(0.19)	$0.32	$(0.33)	$(0.44)	$(0.77)	$12.44	2.37%	[b]	$11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
12/31/14[h]	$12.89	$1.15	$(0.83)	$0.32	$(0.33)	$(0.44)	$(0.77)	$12.44	2.36%	[b]	$2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
12/31/14	$12.83	$0.14	$0.33	$0.47	$(0.30)	$(0.44)	$(0.74)	$12.56	3.53%		$7,127	0.48%		0.24%		1.09%
12/31/13	11.00	0.30	2.20	2.50	(0.34)	(0.33)	(0.67)	12.83	22.88%		9,582	0.79%		0.20%		2.42%
12/31/12	9.96	0.26	1.29	1.55	(0.19)	(0.32)	(0.51)	11.00	15.64%		2,042	2.42%		0.10%		2.41%
12/31/11	10.89	0.20	(0.60)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.60%	)	936	4.17%		0.10%		1.81%
12/31/10[g]	10.00	0.14	0.91	1.05	(0.16)	-	(0.16)	10.89	10.46%	[b]	773	5.11%	[a]	0.10%	[a]	1.92%	[a]
Administrative Class
12/31/14	$12.83	$0.39	$0.06	$0.45	$(0.31)	$(0.44)	$(0.75)	$12.53	3.38%		$18,330	0.58%		0.35%		2.95%
12/31/13	11.00	0.32	2.18	2.50	(0.34)	(0.33)	(0.67)	12.83	22.85%		1,215	0.88%		0.26%		2.53%
12/31/12	9.96	0.19	1.35	1.54	(0.18)	(0.32)	(0.50)	11.00	15.58%		245	2.51%		0.15%		1.79%
12/31/11	10.89	0.18	(0.58)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.65%	)	155	4.24%		0.15%		1.63%
12/31/10[g]	10.00	0.14	0.90	1.04	(0.15)	-	(0.15)	10.89	10.42%	[b]	111	5.16%	[a]	0.15%	[a]	1.87%	[a]
Class A
12/31/14	$12.75	$0.21	$0.20	$0.41	$(0.27)	$(0.44)	$(0.71)	$12.45	3.13%		$11,968	0.85%		0.61%		1.64%
12/31/13	10.96	0.30	2.14	2.44	(0.32)	(0.33)	(0.65)	12.75	22.38%		6,248	1.23%		0.59%		2.44%
12/31/12	9.94	0.21	1.29	1.50	(0.16)	(0.32)	(0.48)	10.96	15.18%		1,335	2.86%		0.50%		1.97%
12/31/11	10.88	0.21	(0.65)	(0.44)	(0.16)	(0.34)	(0.50)	9.94	(3.96%	)	603	4.59%		0.50%		1.93%
12/31/10[g]	10.00	0.13	0.88	1.01	(0.13)	-	(0.13)	10.88	10.10%	[b]	146	5.51%	[a]	0.50%	[a]	1.78%	[a]
Class R4
12/31/14[h]	$12.89	$0.32	$(0.03)	$0.29	$(0.30)	$(0.44)	$(0.74)	$12.44	2.15%	[b]	$8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
12/31/14[h]	$12.89	$0.28	$(0.03)	$0.25	$(0.28)	$(0.44)	$(0.72)	$12.42	1.86%	[b]	$16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	31%	36%	52%	63%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.96	$0.51	$(0.18)	$0.33	$(0.51)	$(0.37)	$(0.88)	$12.41	2.49%[b]	$45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
12/31/14[h]	$12.96	$0.97	$(0.65)	$0.32	$(0.51)	$(0.37)	$(0.88)	$12.40	2.39%[b]	$1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
12/31/14	$12.81	$0.18	$0.28	$0.46	$(0.48)	$(0.37)	$(0.85)	$12.42	3.54%	$115,397	0.26%	0.24%	1.38%
12/31/13	10.66	0.17	2.28	2.45	(0.30)	-	(0.30)	12.81	23.20%	139,155	0.24%	0.24%[k]	1.44%
12/31/12	9.35	0.19	1.27	1.46	(0.15)	-	(0.15)	10.66	15.69%	108,556	0.13%	0.13%[k]	1.91%
12/31/11	9.85	0.15	(0.53)	(0.38)	(0.12)	-	(0.12)	9.35	(3.79%)	66,537	0.11%	N/A	1.55%
12/31/10	8.65	0.11	1.20	1.31	(0.11)	-	(0.11)	9.85	15.40%	61,781	0.11%	N/A	1.25%
Administrative Class
12/31/14	$12.80	$0.26	$0.19	$0.45	$(0.48)	$(0.37)	$(0.85)	$12.40	3.44%	$85,857	0.36%	0.34%	1.98%
12/31/13	10.65	0.20	2.24	2.44	(0.29)	-	(0.29)	12.80	23.07%	27,838	0.33%	0.33%[k]	1.67%
12/31/12	9.33	0.11	1.34	1.45	(0.13)	-	(0.13)	10.65	15.60%	14,301	0.21%	0.21%[k]	1.08%
12/31/11	9.84	0.14	(0.53)	(0.39)	(0.12)	-	(0.12)	9.33	(3.94%)	24,981	0.18%	N/A	1.44%
12/31/10	8.64	0.11	1.19	1.30	(0.10)	-	(0.10)	9.84	15.33%	25,886	0.16%	N/A	1.23%
Class A
12/31/14	$12.72	$0.15	$0.26	$0.41	$(0.43)	$(0.37)	$(0.80)	$12.33	3.15%	$42,940	0.63%	0.61%	1.14%
12/31/13	10.55	0.11	2.26	2.37	(0.20)	-	(0.20)	12.72	22.60%	47,265	0.68%	0.68%[k]	0.91%
12/31/12	9.25	0.12	1.29	1.41	(0.11)	-	(0.11)	10.55	15.28%	45,264	0.57%	0.56%	1.17%
12/31/11	9.75	0.10	(0.52)	(0.42)	(0.08)	-	(0.08)	9.25	(4.24%)	40,995	0.53%	N/A	1.08%
12/31/10	8.57	0.07	1.19	1.26	(0.08)	-	(0.08)	9.75	14.86%	44,328	0.51%	N/A	0.80%
Class R4
12/31/14[h]	$12.85	$0.29	$(0.01)	$0.28	$(0.48)	$(0.37)	$(0.85)	$12.28	2.10%[b]	$11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
12/31/14	$12.60	$0.33	$0.05	$0.38	$(0.46)	$(0.37)	$(0.83)	$12.15	2.95%	$21,517	0.78%	0.76%	2.57%
12/31/13	10.44	0.09	2.21	2.30	(0.14)	-	(0.14)	12.60	22.20%	3,531	0.98%	0.98%[k]	0.74%
12/31/12	9.19	0.09	1.28	1.37	(0.12)	-	(0.12)	10.44	14.91%	2,816	0.87%	0.86%	0.91%
12/31/11	9.74	0.23	(0.66)	(0.43)	(0.12)	-	(0.12)	9.19	(4.41%)	2,502	0.85%	N/A	2.53%
12/31/10	8.57	0.05	1.18	1.23	(0.06)	-	(0.06)	9.74	14.52%	286	0.81%	N/A	0.55%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	30%	45%	55%	75%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

77

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$12.98	$0.47	$(0.13)	$0.34	$(0.32)	$(0.45)	$(0.77)	$12.55	2.57%	[b]	$6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
12/31/14[h]	$12.98	$1.17	$(0.83)	$0.34	$(0.32)	$(0.45)	$(0.77)	$12.55	2.56%	[b]	$1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
12/31/14	$12.83	$0.15	$0.32	$0.47	$(0.29)	$(0.45)	$(0.74)	$12.56	3.62%		$5,342	0.72%		0.22%		1.17%
12/31/13	10.85	0.24	2.48	2.72	(0.32)	(0.42)	(0.74)	12.83	25.33%		5,499	1.28%		0.19%		1.92%
12/31/12	9.86	0.21	1.41	1.62	(0.16)	(0.47)	(0.63)	10.85	16.48%		1,408	3.75%		0.10%		1.95%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.17)	(0.43)	(0.60)	9.86	(4.53%	)	750	5.19%		0.10%		1.39%
12/31/10[g]	10.00	0.13	0.96	1.09	(0.13)	-	(0.13)	10.96	10.94%	[b]	777	5.15%	[a]	0.10%	[a]	1.69%	[a]
Administrative Class
12/31/14	$12.83	$0.36	$0.10	$0.46	$(0.30)	$(0.45)	$(0.75)	$12.54	3.52%		$6,304	0.81%		0.32%		2.76%
12/31/13	10.85	0.23	2.49	2.72	(0.32)	(0.42)	(0.74)	12.83	25.29%		322	1.37%		0.24%		1.86%
12/31/12	9.87	0.15	1.45	1.60	(0.15)	(0.47)	(0.62)	10.85	16.30%		127	3.84%		0.15%		1.40%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.16)	(0.43)	(0.59)	9.87	(4.48%	)	121	5.26%		0.15%		1.40%
12/31/10[g]	10.00	0.12	0.97	1.09	(0.13)	-	(0.13)	10.96	10.90%	[b]	111	5.20%	[a]	0.15%	[a]	1.64%	[a]
Class A
12/31/14	$12.75	$0.21	$0.21	$0.42	$(0.26)	$(0.45)	$(0.71)	$12.46	3.28%		$7,199	1.08%		0.58%		1.58%
12/31/13	10.81	0.22	2.44	2.66	(0.30)	(0.42)	(0.72)	12.75	24.79%		3,589	1.72%		0.59%		1.77%
12/31/12	9.84	0.18	1.39	1.57	(0.13)	(0.47)	(0.60)	10.81	16.02%		779	4.20%		0.50%		1.65%
12/31/11	10.95	0.19	(0.73)	(0.54)	(0.14)	(0.43)	(0.57)	9.84	(4.86%	)	331	5.61%		0.50%		1.78%
12/31/10[g]	10.00	0.11	0.95	1.06	(0.11)	-	(0.11)	10.95	10.58%	[b]	139	5.55%	[a]	0.50%	[a]	1.51%	[a]
Class R4
12/31/14[h]	$12.88	$0.30	$(0.01)	$0.29	$(0.29)	$(0.45)	$(0.74)	$12.43	2.22%	[b]	$5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
12/31/14[h]	$12.88	$0.29	$(0.02)	$0.27	$(0.27)	$(0.45)	$(0.72)	$12.43	2.10%	[b]	$9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	26%	39%	68%	56%	8%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$9.90	$0.36	$(0.09)	$0.27	$(0.24)	$(0.97)	$(1.21)	$8.96	2.57%	[b]	$19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
12/31/14[h]	$9.90	$0.60	$(0.33)	$0.27	$(0.24)	$(0.97)	$(1.21)	$8.96	2.56%	[b]	$790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
12/31/14	$9.79	$0.12	$0.25	$0.37	$(0.22)	$(0.97)	$(1.19)	$8.97	3.59%		$38,141	0.34%		0.22%		1.19%
12/31/13	8.48	0.14	1.99	2.13	(0.25)	(0.57)	(0.82)	9.79	25.48%		49,996	0.32%		0.18%		1.49%
12/31/12	7.71	0.16	1.08	1.24	(0.13)	(0.34)	(0.47)	8.48	16.22%		29,840	0.26%		0.10%		1.87%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.47%	)	18,945	0.29%		0.10%		1.53%
12/31/10	7.69	0.10	1.12	1.22	(0.10)	(0.14)	(0.24)	8.67	15.86%		14,974	0.30%		0.10%		1.25%
Administrative Class
12/31/14	$9.80	$0.18	$0.18	$0.36	$(0.22)	$(0.97)	$(1.19)	$8.97	3.49%		$23,872	0.45%		0.31%		1.81%
12/31/13	8.49	0.16	1.97	2.13	(0.25)	(0.57)	(0.82)	9.80	25.42%		9,648	0.41%		0.24%		1.64%
12/31/12	7.71	0.08	1.17	1.25	(0.13)	(0.34)	(0.47)	8.49	16.27%		3,994	0.34%		0.15%		0.93%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.51%	)	6,670	0.36%		0.15%		1.53%
12/31/10	7.69	0.11	1.11	1.22	(0.10)	(0.14)	(0.24)	8.67	15.82%		4,816	0.35%		0.15%		1.35%
Class A
12/31/14	$9.75	$0.12	$0.20	$0.32	$(0.18)	$(0.97)	$(1.15)	$8.92	3.18%		$12,039	0.71%		0.58%		1.25%
12/31/13	8.45	0.08	2.00	2.08	(0.21)	(0.57)	(0.78)	9.75	24.92%		9,721	0.76%		0.58%		0.80%
12/31/12	7.68	0.10	1.11	1.21	(0.10)	(0.34)	(0.44)	8.45	15.74%		8,644	0.70%		0.50%		1.23%
12/31/11	8.65	0.13	(0.55)	(0.42)	(0.11)	(0.44)	(0.55)	7.68	(4.75%	)	5,616	0.71%		0.50%		1.52%
12/31/10	7.69	0.08	1.09	1.17	(0.07)	(0.14)	(0.21)	8.65	15.27%		2,879	0.70%		0.50%		1.04%
Class R4
12/31/14[h]	$9.85	$0.19	$0.05	$0.24	$(0.21)	$(0.97)	$(1.18)	$8.91	2.35%	[b]	$7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
12/31/14	$9.73	$0.22	$0.09	$0.31	$(0.20)	$(0.97)	$(1.17)	$8.87	3.03%		$11,800	0.88%		0.74%		2.24%
12/31/13	8.44	0.07	1.98	2.05	(0.19)	(0.57)	(0.76)	9.73	24.60%		2,487	1.06%		0.88%		0.71%
12/31/12	7.68	0.08	1.10	1.18	(0.08)	(0.34)	(0.42)	8.44	15.47%		1,767	1.00%		0.80%		0.93%
12/31/11	8.68	0.20	(0.66)	(0.46)	(0.10)	(0.44)	(0.54)	7.68	(5.23%	)	1,306	1.02%		0.80%		2.52%
12/31/10	7.71	0.04	1.11	1.15	(0.04)	(0.14)	(0.18)	8.68	14.97%		93	1.00%		0.80%		0.50%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	37%	45%	87%	80%	41%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

79

MassMutual RetireSMART 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less Distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14[h]	$10.62	$0.19	$0.09	$0.28	$(0.28)	$(0.24)	$(0.52)	$10.38	2.60%	[b]	$103	4.83%	[a]	0.00%	[a,e]	2.34%	[a]
Class R5
12/31/14[h]	$10.62	$0.38	$(0.10)	$0.28	$(0.26)	$(0.24)	$(0.50)	$10.40	2.54%	[b]	$268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
12/31/14	$10.50	$0.20	$0.20	$0.40	$(0.23)	$(0.24)	$(0.47)	$10.43	3.71%		$1,069	4.78%		0.21%		1.89%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.56%	[b]	753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Administrative Class
12/31/14	$10.50	$0.32	$0.06	$0.38	$(0.24)	$(0.24)	$(0.48)	$10.40	3.52%		$774	5.04%		0.30%		2.99%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.58%	[b]	108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class A
12/31/14	$10.50	$0.27	$0.08	$0.35	$(0.22)	$(0.24)	$(0.46)	$10.39	3.24%		$638	5.26%		0.56%		2.52%
12/31/13[g]	10.00	0.11	0.64	0.75	(0.24)	(0.01)	(0.25)	10.50	7.47%	[b]	108	14.09%	[a]	0.63%	[a]	3.60%	[a]
Class R4
12/31/14[h]	$10.61	$0.29	$(0.04)	$0.25	$(0.24)	$(0.24)	$(0.48)	$10.38	2.28%	[b]	$720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
12/31/14[h]	$10.61	$0.25	$(0.02)	$0.23	$(0.23)	$(0.24)	$(0.47)	$10.37	2.10%	[b]	$1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

	Year ended December 31
	2014	2013
Portfolio turnover rate	26%	4%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

80

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 15 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“MM RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“MM RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“MM RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“MM RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (“MM RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (“MM RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (“MM RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (“MM RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (“MM RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (“MM RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (“MM RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (“MM RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (“MM RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (“MM RetireSMART 2050 Fund”)

MassMutual RetireSMARTSM 2055 Fund (“MM RetireSMART 2055 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Effective March 14, 2014, Class L shares of the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM Retire SMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund merged into Class Y shares (now known as Administrative Class shares).

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares for the MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. Effective April 1, 2014, Class S shares were renamed Service Class shares, and Class Y shares were renamed Administrative Class shares for the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, and MM RetireSMART 2055 Fund. Effective April 1, 2014, Class N shares were renamed Class R3 shares for the MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2040 Fund, and MM RetireSMART 2050 Fund.

The Funds invest all of their investable assets in shares of various funds advised by MML Investment Advisers, LLC (“MML Advisers”) or its affiliates. The financial statements included herein are those of the Funds. The financial statements of the applicable MassMutual Select Funds (“Select”), MassMutual Premier Funds (“Premier”) (which are advised by MML Advisers), Babson Funds (which are advised by Babson Capital Management LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority-owned, indirect subsidiary of MassMutual) are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MML Advisers at 1-888-309-3539. The assets of each Fund are diversified and a shareholder’s interest is limited to the Select, Premier, Babson, or Oppenheimer Funds in which the shares are invested.

81

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset values of its corresponding underlying funds. Shares of the underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds explain the valuation methods for the underlying funds, including the circumstances under which the underlying funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of December 31, 2014. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2014. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a

82

Notes to Financial Statements (Continued)

dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain underlying funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

83

Notes to Financial Statements (Continued)

Prior to April 1, 2014, MassMutual received advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.05% on the first $500 million; and
0.00% on any excess over $500 million

MassMutual served as the Funds’ investment adviser, at the same annual rates as noted above, pursuant to the investment advisory agreements through March 31, 2014.

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Growth Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Growth Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART In Retirement Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2010 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2015 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2020 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2025 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2030 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2035 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2040 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2045 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2050 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2055 Fund*	N/A	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

*	Prior to April 1, 2014, the administrative services fees per share class were as follows:

	Class R5	Service Class	Administrative Class	Class A	Class R3
MM RetireSMART Conservative Fund	0.0576%	0.0976%	0.1776%	0.1776%	N/A
MM RetireSMART Moderate Fund	0.0871%	0.1271%	0.2071%	0.2071%	N/A
MM RetireSMART Moderate Growth Fund	0.1087%	0.1487%	0.2287%	0.2287%	N/A
MM RetireSMART Growth Fund	0.1085%	0.1485%	0.2285%	0.2285%	N/A
MM RetireSMART In Retirement Fund	N/A	0.1130%	0.1789%	0.2789%	0.3289%
MM RetireSMART 2010 Fund	N/A	0.1268%	0.2168%	0.3168%	0.3668%
MM RetireSMART 2015 Fund	N/A	0.1427%	0.2327%	0.3327%	N/A
MM RetireSMART 2020 Fund	N/A	0.1500%	0.2400%	0.3400%	0.3900%
MM RetireSMART 2025 Fund	N/A	0.1469%	0.2369%	0.3369%	N/A
MM RetireSMART 2030 Fund	N/A	0.1537%	0.2437%	0.3437%	0.3937%
MM RetireSMART 2035 Fund	N/A	0.1476%	0.2376%	0.3376%	N/A
MM RetireSMART 2040 Fund	N/A	0.1496%	0.2396%	0.3396%	0.3896%
MM RetireSMART 2045 Fund	N/A	0.1548%	0.2448%	0.3448%	N/A
MM RetireSMART 2050 Fund	N/A	0.1446%	0.2346%	0.3346%	0.3846%
MM RetireSMART 2055 Fund	N/A	0.1500%	0.2500%	0.3500%	N/A

84

Notes to Financial Statements (Continued)

MassMutual served as the Funds’ administrator pursuant to an administrative and shareholder services agreement with each Fund through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART Moderate Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Moderate Growth Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART Growth Fund*	0.07%	0.17%	0.27%	0.37%	0.62%	0.52%	0.77%
MM RetireSMART In Retirement Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART 2010 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2015 Fund*	0.06%	0.16%	0.26%	0.36%	0.61%	0.51%	0.76%
MM RetireSMART 2020 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2025 Fund*	0.01%	0.11%	0.21%	0.31%	0.56%	0.46%	0.71%
MM RetireSMART 2030 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2035 Fund*	0.05%	0.15%	0.25%	0.35%	0.60%	0.50%	0.75%
MM RetireSMART 2040 Fund*	0.04%	0.14%	0.24%	0.34%	0.59%	0.49%	0.74%
MM RetireSMART 2045 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART 2050 Fund*	0.02%	0.12%	0.22%	0.32%	0.57%	0.47%	0.72%
MM RetireSMART 2055 Fund*	0.00%	0.10%	0.20%	0.30%	0.55%	0.45%	0.70%

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2015.

Prior to April 1, 2014, MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other

85

Notes to Financial Statements (Continued)

non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Service Class	Administrative Class	Class A	Class R3
MM RetireSMART 2015 Fund	0.23%	0.28%	0.63%	N/A
MM RetireSMART 2025 Fund	0.23%	0.28%	0.63%	N/A
MM RetireSMART 2035 Fund	0.23%	0.28%	0.63%	N/A
MM RetireSMART 2045 Fund	0.23%	0.28%	0.63%	N/A
MM RetireSMART 2050 Fund	0.23%	0.28%	0.63%	0.93%
MM RetireSMART 2055 Fund	0.23%	0.28%	0.63%	N/A

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Prior to April 1, 2014, MassMutual had agreed to bear the expenses of the MM RetireSMART Growth Fund (other than the advisory, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of Class R5, Service Class, Administrative Class, and Class A of the Fund in excess of 0.03%.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2014:

Total % of Ownership by Related Party
MM RetireSMART Conservative Fund	90.5%
MM RetireSMART Moderate Fund	86.7%
MM RetireSMART Moderate Growth Fund	92.2%
MM RetireSMART Growth Fund	79.4%
MM RetireSMART In Retirement Fund	60.4%
MM RetireSMART 2010 Fund	65.1%
MM RetireSMART 2015 Fund	70.3%
MM RetireSMART 2020 Fund	76.0%
MM RetireSMART 2025 Fund	64.9%
MM RetireSMART 2030 Fund	77.5%
MM RetireSMART 2035 Fund	64.3%
MM RetireSMART 2040 Fund	78.2%
MM RetireSMART 2045 Fund	66.7%
MM RetireSMART 2050 Fund	76.2%
MM RetireSMART 2055 Fund	65.8%

86

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART Conservative Fund	$-	$71,922,182	$-	$67,812,032
MM RetireSMART Moderate Fund	-	120,778,758	-	119,303,144
MM RetireSMART Moderate Growth Fund	-	99,173,889	-	96,053,692
MM RetireSMART Growth Fund	-	46,450,257	-	34,909,649
MM RetireSMART In Retirement Fund	-	43,058,634	-	38,219,747
MM RetireSMART 2010 Fund	-	55,367,200	-	62,892,867
MM RetireSMART 2015 Fund	-	57,797,949	-	16,519,534
MM RetireSMART 2020 Fund	-	252,824,555	-	164,911,471
MM RetireSMART 2025 Fund	-	108,646,267	-	22,701,476
MM RetireSMART 2030 Fund	-	277,669,058	-	146,524,249
MM RetireSMART 2035 Fund	-	72,852,262	-	14,815,205
MM RetireSMART 2040 Fund	-	156,008,118	-	89,473,116
MM RetireSMART 2045 Fund	-	39,838,178	-	6,615,271
MM RetireSMART 2050 Fund	-	72,816,023	-	36,339,104
MM RetireSMART 2055 Fund	-	4,731,051	-	690,021

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class I*
Sold	21,403	$220,703
Issued as reinvestment of dividends	1,345	13,210
Redeemed	(1,792)	(18,440)

Net increase (decrease)	20,956	$215,473

MM RetireSMART Conservative Fund Class R5
Sold	176,459	$1,799,054	326,665	$3,389,556
Issued as reinvestment of dividends	27,116	267,231	18,738	187,806
Redeemed	(106,831)	(1,094,662)	(312,808)	(3,241,755)

Net increase (decrease)	96,744	$971,623	32,595	$335,607

MM RetireSMART Conservative Fund Service Class
Sold	1,283,149	$13,174,679	1,032,260	$10,694,715
Issued as reinvestment of dividends	146,666	1,442,446	78,249	783,402
Redeemed	(487,083)	(5,021,944)	(139,555)	(1,450,444)

Net increase (decrease)	942,732	$9,595,181	970,954	$10,027,673

MM RetireSMART Conservative Fund Administrative Class
Sold	1,050,901	$10,778,318	1,099,365	$11,403,156
Issued as reinvestment of dividends	434,603	4,284,541	421,839	4,236,083
Redeemed	(1,238,202)	(12,630,622)	(2,636,207)	(27,354,772)

Net increase (decrease)	247,302	$2,432,237	(1,115,003)	$(11,715,533)

87

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART Conservative Fund Class A
Sold	1,764,653	$18,080,578	2,108,882	$21,802,944
Issued as reinvestment of dividends	859,177	8,484,531	856,382	8,597,068
Redeemed	(2,886,450)	(29,440,520)	(5,957,286)	(61,888,379)

Net increase (decrease)	(262,620)	$(2,875,411)	(2,992,022)	$(31,488,367)

MM RetireSMART Conservative Fund Class R4*
Sold	9,833	$100,104
Issued as reinvestment of dividends	701	6,902
Redeemed	- +	(4)

Net increase (decrease)	10,534	$107,002

MM RetireSMART Conservative Fund Class R3*
Sold	9,823	$100,002
Issued as reinvestment of dividends	681	6,705
Redeemed	- +	(2)

Net increase (decrease)	10,504	$106,705

MM RetireSMART Moderate Fund Class I*
Sold	72,031	$786,271
Issued as reinvestment of dividends	7,096	70,128
Redeemed	(5,152)	(55,060)

Net increase (decrease)	73,975	$801,339

MM RetireSMART Moderate Fund Class R5
Sold	918,085	$9,870,276	1,320,908	$14,288,483
Issued as reinvestment of dividends	271,406	2,720,164	137,362	1,448,717
Redeemed	(373,629)	(4,029,335)	(81,677)	(904,645)

Net increase (decrease)	815,862	$8,561,105	1,376,593	$14,832,555

MM RetireSMART Moderate Fund Service Class
Sold	2,480,903	$26,849,361	2,616,784	$28,514,103
Issued as reinvestment of dividends	579,596	5,840,479	250,601	2,645,677
Redeemed	(1,014,251)	(10,905,599)	(327,868)	(3,572,783)

Net increase (decrease)	2,046,248	$21,784,241	2,539,517	$27,586,997

MM RetireSMART Moderate Fund Administrative Class
Sold	1,785,050	$19,297,390	3,397,126	$36,877,376
Issued as reinvestment of dividends	1,606,447	16,191,906	1,369,323	14,489,249
Redeemed	(3,456,747)	(37,066,628)	(5,001,109)	(54,552,470)

Net increase (decrease)	(65,250)	$(1,577,332)	(234,660)	$(3,185,845)

MM RetireSMART Moderate Fund Class A
Sold	2,335,154	$25,076,427	1,743,271	$19,003,971
Issued as reinvestment of dividends	2,248,364	22,701,240	1,872,499	19,837,284
Redeemed	(4,560,724)	(48,988,878)	(14,897,958)	(163,880,240)

Net increase (decrease)	22,794	$(1,211,211)	(11,282,188)	$(125,038,985)

MM RetireSMART Moderate Fund Class R4*
Sold	9,278	$100,101
Issued as reinvestment of dividends	1,149	11,590

Net increase (decrease)	10,427	$111,691

88

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART Moderate Fund Class R3*
Sold	9,288	$100,200
Issued as reinvestment of dividends	1,130	11,389

Net increase (decrease)	10,418	$111,589

MM RetireSMART Moderate Growth Fund Class I*
Sold	28,935	$333,845
Issued as reinvestment of dividends	4,007	40,888
Redeemed	(1,244)	(14,198)

Net increase (decrease)	31,698	$360,535

MM RetireSMART Moderate Growth Fund Class R5
Sold	622,895	$7,068,893	445,549	$5,091,243
Issued as reinvestment of dividends	140,965	1,461,070	35,279	394,842
Redeemed	(181,477)	(2,072,839)	(754,508)	(8,311,172)

Net increase (decrease)	582,383	$6,457,124	(273,680)	$(2,825,087)

MM RetireSMART Moderate Growth Fund Service Class
Sold	1,260,511	$14,743,606	1,366,509	$15,654,312
Issued as reinvestment of dividends	417,801	4,342,507	143,855	1,609,310
Redeemed	(403,107)	(4,561,767)	(89,899)	(1,039,627)

Net increase (decrease)	1,275,205	$14,524,346	1,420,465	$16,223,995

MM RetireSMART Moderate Growth Fund Administrative Class
Sold	2,231,233	$25,482,726	1,712,701	$19,547,582
Issued as reinvestment of dividends	1,949,335	20,269,293	1,173,502	13,118,089
Redeemed	(2,262,041)	(25,753,722)	(2,716,104)	(30,920,186)

Net increase (decrease)	1,918,527	$19,998,297	170,099	$1,745,485

MM RetireSMART Moderate Growth Fund Class A
Sold	1,166,541	$13,324,823	989,596	$11,207,183
Issued as reinvestment of dividends	2,274,337	23,753,669	1,585,777	17,746,544
Redeemed	(4,003,034)	(45,110,526)	(9,283,105)	(106,705,410)

Net increase (decrease)	(562,156)	$(8,032,034)	(6,707,732)	$(77,751,683)

MM RetireSMART Moderate Growth Fund Class R4*
Sold	8,728	$100,105
Issued as reinvestment of dividends	1,447	15,051
Redeemed	(1)	(4)

Net increase (decrease)	10,174	$115,152

MM RetireSMART Moderate Growth Fund Class R3*
Sold	8,728	$100,100
Issued as reinvestment of dividends	1,427	14,848

Net increase (decrease)	10,155	$114,948

MM RetireSMART Growth Fund Class I*
Sold	26,443	$326,092
Issued as reinvestment of dividends	3,463	38,125
Redeemed	(1,306)	(15,836)

Net increase (decrease)	28,600	$348,381

89

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART Growth Fund Class R5
Sold	199,372	$2,422,317	189,012	$2,269,188
Issued as reinvestment of dividends	73,576	826,049	20,991	249,257
Redeemed	(104,128)	(1,261,888)	(33,043)	(391,177)

Net increase (decrease)	168,820	$1,986,478	176,960	$2,127,268

MM RetireSMART Growth Fund Service Class
Sold	303,598	$3,757,132	295,835	$3,460,807
Issued as reinvestment of dividends	75,870	850,044	16,965	201,399
Redeemed	(123,273)	(1,505,091)	(30,938)	(370,234)

Net increase (decrease)	256,195	$3,102,085	281,862	$3,291,972

MM RetireSMART Growth Fund Administrative Class
Sold	1,039,641	$12,704,374	912,978	$10,489,642
Issued as reinvestment of dividends	521,391	5,848,818	200,118	2,365,010
Redeemed	(759,278)	(9,204,038)	(764,645)	(8,908,636)

Net increase (decrease)	801,754	$9,349,154	348,451	$3,946,016

MM RetireSMART Growth Fund Class A
Sold	1,169,791	$14,051,356	1,077,408	$12,405,320
Issued as reinvestment of dividends	775,099	8,687,712	329,740	3,890,434
Redeemed	(1,412,795)	(16,914,860)	(927,565)	(10,655,145)

Net increase (decrease)	532,095	$5,824,208	479,583	$5,640,609

MM RetireSMART Growth Fund Class R4*
Sold	8,178	$100,106
Issued as reinvestment of dividends	1,313	14,695
Redeemed	- +	(4)

Net increase (decrease)	9,491	$114,797

MM RetireSMART Growth Fund Class R3*
Sold	8,188	$100,202
Issued as reinvestment of dividends	1,295	14,493
Redeemed	- +	(2)

Net increase (decrease)	9,483	$114,693

MM RetireSMART In Retirement Fund Class I*
Sold	471,270	$5,331,349
Issued as reinvestment of dividends	10,583	117,788
Redeemed	(63,423)	(697,975)

Net increase (decrease)	418,430	$4,751,162

MM RetireSMART In Retirement Fund Class R5*
Sold	96,542	$1,062,851
Issued as reinvestment of dividends	231	2,570
Redeemed	(10,122)	(111,883)

Net increase (decrease)	86,651	$953,538

MM RetireSMART In Retirement Fund Service Class
Sold	1,198,977	$13,371,616	1,089,095	$11,645,424
Issued as reinvestment of dividends	44,617	497,033	69,848	724,327
Redeemed	(1,672,038)	(18,829,429)	(1,045,069)	(11,153,495)

Net increase (decrease)	(428,444)	$(4,960,780)	113,874	$1,216,256

90

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART In Retirement Fund Administrative Class**
Sold	820,253	$9,145,815	363,206	$3,880,479
Issued — merger	1,674,318	18,400,755	-	-
Issued as reinvestment of dividends	75,879	845,297	40,517	420,977
Redeemed	(1,100,437)	(12,278,755)	(127,378)	(1,365,569)

Net increase (decrease)	1,470,013	$16,113,112	276,345	$2,935,887

MM RetireSMART In Retirement Fund Class L**
Sold	71,884	$781,884	362,149	$3,879,482
Issued as reinvestment of dividends	-	-	50,536	525,072
Redeemed	(215,489)	(2,363,164)	(1,355,256)	(14,533,575)
Redemptions-merger	(1,675,201)	(18,400,755)	-	-

Net increase (decrease)	(1,818,806)	$(19,982,035)	(942,571)	$(10,129,021)

MM RetireSMART In Retirement Fund Class A
Sold	330,578	$3,636,848	188,839	$2,010,636
Issued as reinvestment of dividends	37,747	418,614	44,503	459,269
Redeemed	(392,887)	(4,313,073)	(725,237)	(7,651,464)

Net increase (decrease)	(24,562)	$(257,611)	(491,895)	$(5,181,559)

MM RetireSMART In Retirement Fund Class R4*
Sold	203,464	$2,262,293
Issued as reinvestment of dividends	3,402	37,529
Redeemed	(46,066)	(503,993)

Net increase (decrease)	160,800	$1,795,829

MM RetireSMART In Retirement Fund Class R3
Sold	750,328	$8,271,678	214	$2,271
Issued as reinvestment of dividends	6,563	72,198	4	45
Redeemed	(297,685)	(3,267,657)	(1,803)	(19,342)

Net increase (decrease)	459,206	$5,076,219	(1,585)	$(17,026)

MM RetireSMART 2010 Fund Class I*
Sold	984,318	$11,912,199
Issued as reinvestment of dividends	27,013	320,644
Redeemed	(45,249)	(532,185)

Net increase (decrease)	966,082	$11,700,658

MM RetireSMART 2010 Fund Class R5*
Sold	196,048	$2,315,218
Issued as reinvestment of dividends	256	3,036
Redeemed	(63,933)	(752,496)

Net increase (decrease)	132,371	$1,565,758

MM RetireSMART 2010 Fund Service Class
Sold	1,133,566	$13,504,306	1,512,093	$17,046,008
Issued as reinvestment of dividends	76,851	913,758	137,991	1,509,627
Redeemed	(3,930,146)	(47,382,818)	(1,624,280)	(18,262,850)

Net increase (decrease)	(2,719,729)	$(32,964,754)	25,804	$292,785

91

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2010 Fund Administrative Class**
Sold	1,267,479	$15,070,147	273,389	$3,073,360
Issued — merger	693,198	8,124,286	-	-
Issued as reinvestment of dividends	51,856	616,051	21,428	234,634
Redeemed	(902,623)	(10,821,421)	(185,527)	(2,086,618)

Net increase (decrease)	1,109,910	$12,989,063	109,290	$1,221,376

MM RetireSMART 2010 Fund Class L**
Sold	42,085	$484,737	432,264	$4,863,875
Issued as reinvestment of dividends	-	-	19,859	217,057
Redeemed	(242,600)	(2,848,017)	(637,104)	(7,186,962)
Redemptions-merger	(695,084)	(8,124,286)	-	-

Net increase (decrease)	(895,599)	$(10,487,566)	(184,981)	$(2,106,030)

MM RetireSMART 2010 Fund Class A
Sold	656,545	$7,640,087	506,921	$5,704,156
Issued as reinvestment of dividends	49,768	587,758	44,615	484,962
Redeemed	(787,384)	(9,219,491)	(1,010,368)	(11,291,265)

Net increase (decrease)	(81,071)	$(991,646)	(458,832)	$(5,102,147)

MM RetireSMART 2010 Fund Class R4*
Sold	176,158	$2,103,886
Issued as reinvestment of dividends	5,061	59,476
Redeemed	(15,240)	(178,870)

Net increase (decrease)	165,979	$1,984,492

MM RetireSMART 2010 Fund Class R3
Sold	823,840	$9,674,436	7,037	$77,766
Issued as reinvestment of dividends	17,913	208,865	1,484	16,040
Redeemed	(235,529)	(2,731,399)	(37,319)	(412,841)

Net increase (decrease)	606,224	$7,151,902	(28,798)	$(319,035)

MM RetireSMART 2015 Fund Class I*
Sold	555,197	$6,688,553
Issued as reinvestment of dividends	25,237	294,176
Redeemed	(48,690)	(580,562)

Net increase (decrease)	531,744	$6,402,167

MM RetireSMART 2015 Fund Class R5*
Sold	125,450	$1,499,716
Issued as reinvestment of dividends	4,383	50,716
Redeemed	(27,284)	(315,173)

Net increase (decrease)	102,549	$1,235,259

MM RetireSMART 2015 Fund Service Class
Sold	505,670	$6,059,319	571,596	$6,658,740
Issued as reinvestment of dividends	35,478	415,203	65,472	757,037
Redeemed	(724,564)	(8,717,313)	(256,039)	(3,044,873)

Net increase (decrease)	(183,416)	$(2,242,791)	381,029	$4,370,904

92

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2015 Fund Administrative Class**
Sold	828,050	$9,992,648	11,820	$139,868
Issued — merger	325,521	3,805,341	-	-
Issued as reinvestment of dividends	45,764	533,655	1,571	18,162
Redeemed	(256,988)	(3,085,554)	(2,126)	(25,685)

Net increase (decrease)	942,347	$11,246,090	11,265	$132,345

MM RetireSMART 2015 Fund Class L**
Sold	30,758	$357,694	378,076	$4,430,340
Issued as reinvestment of dividends	-	-	21,389	246,690
Redeemed	(7,396)	(86,699)	(128,696)	(1,520,730)
Redemptions-merger	(326,267)	(3,805,341)	-	-

Net increase (decrease)	(302,905)	$(3,534,346)	270,769	$3,156,300

MM RetireSMART 2015 Fund Class A
Sold	496,455	$5,813,922	509,450	$6,004,592
Issued as reinvestment of dividends	39,850	461,666	34,097	391,615
Redeemed	(158,941)	(1,883,988)	(131,678)	(1,553,708)

Net increase (decrease)	377,364	$4,391,600	411,869	$4,842,499

MM RetireSMART 2015 Fund Class R4*
Sold	1,031,610	$12,333,565
Issued as reinvestment of dividends	45,236	523,439
Redeemed	(93,062)	(1,111,406)

Net increase (decrease)	983,784	$11,745,598

MM RetireSMART 2015 Fund Class R3*
Sold	1,156,365	$13,734,336
Issued as reinvestment of dividends	43,053	497,926
Redeemed	(174,323)	(2,075,552)

Net increase (decrease)	1,025,095	$12,156,710

MM RetireSMART 2020 Fund Class I*
Sold	3,981,550	$50,168,191
Issued as reinvestment of dividends	73,742	923,254
Redeemed	(291,406)	(3,631,326)

Net increase (decrease)	3,763,886	$47,460,119

MM RetireSMART 2020 Fund Class R5*
Sold	395,370	$4,903,153
Issued as reinvestment of dividends	202	2,533
Redeemed	(18,678)	(230,546)

Net increase (decrease)	376,894	$4,675,140

MM RetireSMART 2020 Fund Service Class
Sold	5,847,266	$73,016,945	5,398,027	$61,560,831
Issued as reinvestment of dividends	336,572	4,217,250	365,056	4,059,425
Redeemed	(9,906,530)	(125,224,672)	(3,622,020)	(41,513,151)

Net increase (decrease)	(3,722,692)	$(47,990,477)	2,141,063	$24,107,105

93

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2020 Fund Administrative Class**
Sold	4,192,203	$52,043,174	1,484,327	$16,861,583
Issued — merger	7,060,577	85,997,834	-	-
Issued as reinvestment of dividends	255,608	3,197,654	61,461	684,063
Redeemed	(3,446,104)	(43,187,428)	(638,687)	(7,214,675)

Net increase (decrease)	8,062,284	$98,051,234	907,101	$10,330,971

MM RetireSMART 2020 Fund Class L**
Sold	294,436	$3,578,099	2,262,464	$25,808,455
Issued as reinvestment of dividends	-	-	127,222	1,415,977
Redeemed	(576,688)	(7,064,234)	(4,004,387)	(45,811,070)
Redemptions-merger	(7,062,534)	(85,997,834)	-	-

Net increase (decrease)	(7,344,786)	$(89,483,969)	(1,614,701)	$(18,586,638)

MM RetireSMART 2020 Fund Class A
Sold	1,848,898	$22,546,263	1,749,071	$19,759,535
Issued as reinvestment of dividends	157,924	1,961,413	125,524	1,384,527
Redeemed	(2,487,819)	(30,435,588)	(2,782,481)	(31,594,332)

Net increase (decrease)	(480,997)	$(5,927,912)	(907,886)	$(10,450,270)

MM RetireSMART 2020 Fund Class R4*
Sold	1,514,712	$18,810,236
Issued as reinvestment of dividends	28,571	353,136
Redeemed	(95,111)	(1,158,738)

Net increase (decrease)	1,448,172	$18,004,634

MM RetireSMART 2020 Fund Class R3
Sold	4,215,823	$51,477,606	37,873	$422,334
Issued as reinvestment of dividends	84,044	1,024,492	2,790	30,442
Redeemed	(435,489)	(5,243,860)	(102,753)	(1,138,314)

Net increase (decrease)	3,864,378	$47,258,238	(62,090)	$(685,538)

MM RetireSMART 2025 Fund Class I*
Sold	1,174,937	$15,025,196
Issued as reinvestment of dividends	57,185	707,614
Redeemed	(61,903)	(782,188)

Net increase (decrease)	1,170,219	$14,950,622

MM RetireSMART 2025 Fund Class R5*
Sold	370,632	$4,749,576
Issued as reinvestment of dividends	15,383	188,650
Redeemed	(27,805)	(345,438)

Net increase (decrease)	358,210	$4,592,788

MM RetireSMART 2025 Fund Service Class
Sold	1,456,698	$18,575,778	952,286	$11,490,506
Issued as reinvestment of dividends	37,998	470,031	57,917	707,591
Redeemed	(1,607,037)	(20,416,000)	(258,204)	(3,165,510)

Net increase (decrease)	(112,341)	$(1,370,191)	751,999	$9,032,587

94

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2025 Fund Administrative Class**
Sold	1,660,843	$21,189,430	42,777	$518,554
Issued — merger	694,885	8,581,825	-	-
Issued as reinvestment of dividends	101,695	1,258,814	3,300	40,313
Redeemed	(349,840)	(4,410,352)	(1,174)	(14,578)

Net increase (decrease)	2,107,583	$26,619,717	44,903	$544,289

MM RetireSMART 2025 Fund Class L**
Sold	110,292	$1,334,271	503,564	$6,030,057
Issued as reinvestment of dividends	-	-	36,446	444,430
Redeemed	(2,443)	(29,752)	(79,296)	(964,894)
Redemptions-merger	(696,463)	(8,581,825)	-	-

Net increase (decrease)	(588,614)	$(7,277,306)	460,714	$5,509,593

MM RetireSMART 2025 Fund Class A
Sold	973,194	$12,078,753	434,971	$5,334,536
Issued as reinvestment of dividends	62,670	768,954	33,090	402,221
Redeemed	(198,930)	(2,467,312)	(58,882)	(708,764)

Net increase (decrease)	836,934	$10,380,395	409,179	$5,027,993

MM RetireSMART 2025 Fund Class R4*
Sold	1,357,552	$17,219,117
Issued as reinvestment of dividends	57,918	709,859
Redeemed	(49,595)	(634,962)

Net increase (decrease)	1,365,875	$17,294,014

MM RetireSMART 2025 Fund Class R3*
Sold	1,777,283	$22,513,617
Issued as reinvestment of dividends	70,626	865,260
Redeemed	(268,603)	(3,408,270)

Net increase (decrease)	1,579,306	$19,970,607

MM RetireSMART 2030 Fund Class I*
Sold	4,370,280	$57,233,373
Issued as reinvestment of dividends	180,564	2,306,343
Redeemed	(285,645)	(3,679,605)

Net increase (decrease)	4,265,199	$55,860,111

MM RetireSMART 2030 Fund Class R5*
Sold	365,976	$4,749,759
Issued as reinvestment of dividends	10,120	127,579
Redeemed	(30,113)	(386,089)

Net increase (decrease)	345,983	$4,491,249

MM RetireSMART 2030 Fund Service Class
Sold	6,795,051	$87,735,356	5,187,213	$60,540,778
Issued as reinvestment of dividends	629,640	8,058,384	377,127	4,421,015
Redeemed	(9,051,023)	(118,726,123)	(3,598,071)	(42,668,696)

Net increase (decrease)	(1,626,332)	$(22,932,383)	1,966,269	$22,293,097

95

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2030 Fund Administrative Class**
Sold	3,957,649	$51,156,732	1,351,470	$15,708,677
Issued — merger	5,823,603	73,493,866	-	-
Issued as reinvestment of dividends	433,771	5,545,649	76,044	891,269
Redeemed	(3,184,462)	(41,537,418)	(490,600)	(5,731,748)

Net increase (decrease)	7,030,561	$88,658,829	936,914	$10,868,198

MM RetireSMART 2030 Fund Class L**
Sold	250,553	$3,170,966	2,025,061	$23,803,451
Issued as reinvestment of dividends	-	-	103,148	1,207,014
Redeemed	(261,550)	(3,319,128)	(3,262,762)	(38,317,762)
Redemptions-merger	(5,814,810)	(73,493,866)	-	-

Net increase (decrease)	(5,825,807)	$(73,642,028)	(1,134,553)	$(13,307,297)

MM RetireSMART 2030 Fund Class A
Sold	1,554,151	$19,761,588	1,336,915	$15,613,440
Issued as reinvestment of dividends	251,882	3,213,071	93,671	1,074,884
Redeemed	(2,148,979)	(27,310,200)	(1,995,845)	(23,304,062)

Net increase (decrease)	(342,946)	$(4,335,541)	(565,259)	$(6,615,738)

MM RetireSMART 2030 Fund Class R4*
Sold	1,492,591	$19,368,323
Issued as reinvestment of dividends	59,562	756,014
Redeemed	(95,911)	(1,232,061)

Net increase (decrease)	1,456,242	$18,892,276

MM RetireSMART 2030 Fund Class R3
Sold	4,660,267	$59,457,723	51,036	$590,481
Issued as reinvestment of dividends	188,602	2,367,697	2,666	29,910
Redeemed	(454,165)	(5,695,650)	(65,167)	(748,261)

Net increase (decrease)	4,394,704	$56,129,770	(11,465)	$(127,870)

MM RetireSMART 2035 Fund Class I*
Sold	928,143	$12,209,460
Issued as reinvestment of dividends	51,489	652,997
Redeemed	(53,570)	(701,831)

Net increase (decrease)	926,062	$12,160,626

MM RetireSMART 2035 Fund Class R5*
Sold	236,048	$3,101,524
Issued as reinvestment of dividends	10,472	131,390
Redeemed	(20,146)	(262,598)

Net increase (decrease)	226,374	$2,970,316

MM RetireSMART 2035 Fund Service Class
Sold	800,799	$10,518,456	582,993	$7,157,906
Issued as reinvestment of dividends	29,250	373,998	36,460	460,925
Redeemed	(1,009,639)	(13,363,340)	(58,182)	(722,498)

Net increase (decrease)	(179,590)	$(2,470,886)	561,271	$6,896,333

96

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2035 Fund Administrative Class**
Sold	1,274,914	$16,813,493	68,833	$845,240
Issued — merger	414,049	5,295,683	-	-
Issued as reinvestment of dividends	78,251	999,285	4,687	59,186
Redeemed	(399,508)	(5,291,768)	(1,158)	(14,486)

Net increase (decrease)	1,367,706	$17,816,693	72,362	$889,940

MM RetireSMART 2035 Fund Class L**
Sold	39,625	$502,861	373,503	$4,528,925
Issued as reinvestment of dividends	-	-	18,410	232,205
Redeemed	(2,225)	(28,502)	(106,427)	(1,296,981)
Redemptions-merger	(414,727)	(5,295,683)	-	-

Net increase (decrease)	(377,327)	$(4,821,324)	285,486	$3,464,149

MM RetireSMART 2035 Fund Class A
Sold	550,187	$7,068,807	378,806	$4,694,089
Issued as reinvestment of dividends	49,169	623,403	22,700	285,508
Redeemed	(128,181)	(1,662,199)	(33,114)	(397,280)

Net increase (decrease)	471,175	$6,030,011	368,392	$4,582,317

MM RetireSMART 2035 Fund Class R4*
Sold	750,604	$9,835,639
Issued as reinvestment of dividends	33,730	427,138
Redeemed	(85,986)	(1,095,386)

Net increase (decrease)	698,348	$9,167,391

MM RetireSMART 2035 Fund Class R3*
Sold	1,395,865	$18,264,021
Issued as reinvestment of dividends	66,192	837,986
Redeemed	(169,135)	(2,195,184)

Net increase (decrease)	1,292,922	$16,906,823

MM RetireSMART 2040 Fund Class I*
Sold	3,569,356	$47,314,057
Issued as reinvestment of dividends	232,701	2,943,159
Redeemed	(136,252)	(1,764,523)

Net increase (decrease)	3,665,805	$48,492,693

MM RetireSMART 2040 Fund Class R5*
Sold	151,233	$1,995,766
Issued as reinvestment of dividends	7,747	96,996
Redeemed	(16,075)	(206,391)

Net increase (decrease)	142,905	$1,886,371

MM RetireSMART 2040 Fund Service Class
Sold	4,179,556	$54,462,658	3,248,551	$38,199,771
Issued as reinvestment of dividends	576,055	7,303,260	272,123	3,258,254
Redeemed	(6,330,373)	(84,008,929)	(2,833,961)	(33,892,019)

Net increase (decrease)	(1,574,762)	$(22,243,011)	686,713	$7,566,006

97

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2040 Fund Administrative Class**
Sold	2,175,004	$28,469,137	1,031,227	$12,046,446
Issued — merger	3,924,472	50,037,014	-	-
Issued as reinvestment of dividends	429,456	5,432,086	49,228	590,161
Redeemed	(1,778,187)	(23,446,478)	(247,611)	(2,877,092)

Net increase (decrease)	4,750,745	$60,491,759	832,844	$9,759,515

MM RetireSMART 2040 Fund Class L**
Sold	166,098	$2,120,369	1,589,709	$18,788,398
Issued as reinvestment of dividends	-	-	74,511	894,616
Redeemed	(119,565)	(1,528,188)	(1,995,455)	(23,500,824)
Redemptions-merger	(3,915,733)	(50,037,014)	-	-

Net increase (decrease)	(3,869,200)	$(49,444,833)	(331,235)	$(3,817,810)

MM RetireSMART 2040 Fund Class A
Sold	1,021,327	$13,116,004	934,372	$10,917,279
Issued as reinvestment of dividends	220,613	2,783,236	67,080	789,308
Redeemed	(1,475,825)	(19,027,602)	(1,575,269)	(18,455,480)

Net increase (decrease)	(233,885)	$(3,128,362)	(573,817)	$(6,748,893)

MM RetireSMART 2040 Fund Class R4*
Sold	994,719	$13,025,828
Issued as reinvestment of dividends	61,500	771,616
Redeemed	(80,459)	(1,043,751)

Net increase (decrease)	975,760	$12,753,693

MM RetireSMART 2040 Fund Class R3
Sold	1,634,107	$21,089,577	45,064	$521,952
Issued as reinvestment of dividends	104,833	1,297,871	3,361	38,966
Redeemed	(248,174)	(3,171,940)	(37,967)	(434,530)

Net increase (decrease)	1,490,766	$19,215,508	10,458	$126,388

MM RetireSMART 2045 Fund Class I*
Sold	550,476	$7,289,859
Issued as reinvestment of dividends	29,732	380,462
Redeemed	(51,569)	(679,477)

Net increase (decrease)	528,639	$6,990,844

MM RetireSMART 2045 Fund Class R5*
Sold	133,041	$1,766,770
Issued as reinvestment of dividends	6,197	78,524
Redeemed	(5,854)	(77,030)

Net increase (decrease)	133,384	$1,768,264

MM RetireSMART 2045 Fund Service Class
Sold	610,678	$8,019,079	349,014	$4,202,775
Issued as reinvestment of dividends	22,744	291,030	23,035	290,417
Redeemed	(636,630)	(8,435,324)	(73,282)	(880,250)

Net increase (decrease)	(3,208)	$(125,215)	298,767	$3,612,942

98

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2045 Fund Administrative Class**
Sold	388,098	$5,112,717	16,356	$201,183
Issued — merger	145,213	1,854,376	-	-
Issued as reinvestment of dividends	26,860	343,346	1,347	16,975
Redeemed	(82,585)	(1,089,954)	(4,342)	(51,722)

Net increase (decrease)	477,586	$6,220,485	13,361	$166,436

MM RetireSMART 2045 Fund Class L**
Sold	36,108	$461,415	87,156	$1,051,714
Issued as reinvestment of dividends	-	-	6,069	76,265
Redeemed	(3,631)	(46,286)	(17,566)	(213,778)
Redemptions-merger	(145,543)	(1,854,376)	-	-

Net increase (decrease)	(113,066)	$(1,439,247)	75,659	$914,201

MM RetireSMART 2045 Fund Class A
Sold	377,934	$4,888,460	222,247	$2,701,883
Issued as reinvestment of dividends	29,176	370,277	14,455	181,277
Redeemed	(110,602)	(1,422,595)	(27,413)	(328,954)

Net increase (decrease)	296,508	$3,836,142	209,289	$2,554,206

MM RetireSMART 2045 Fund Class R4*
Sold	435,857	$5,680,020
Issued as reinvestment of dividends	17,643	223,384
Redeemed	(25,948)	(337,313)

Net increase (decrease)	427,552	$5,566,091

MM RetireSMART 2045 Fund Class R3*
Sold	844,851	$11,093,165
Issued as reinvestment of dividends	38,453	486,881
Redeemed	(108,654)	(1,421,470)

Net increase (decrease)	774,650	$10,158,576

MM RetireSMART 2050 Fund Class I*
Sold	2,067,880	$20,806,638
Issued as reinvestment of dividends	248,101	2,297,138
Redeemed	(86,209)	(838,135)

Net increase (decrease)	2,229,772	$22,265,641

MM RetireSMART 2050 Fund Class R5*
Sold	90,115	$892,199
Issued as reinvestment of dividends	8,326	75,599
Redeemed	(10,306)	(97,243)

Net increase (decrease)	88,135	$870,555

MM RetireSMART 2050 Fund Service Class
Sold	2,592,437	$25,865,486	2,558,676	$24,389,855
Issued as reinvestment of dividends	479,786	4,455,312	394,340	3,779,701
Redeemed	(3,927,392)	(39,876,177)	(1,362,170)	(13,192,860)

Net increase (decrease)	(855,169)	$(9,555,379)	1,590,846	$14,976,696

99

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2050 Fund Administrative Class**
Sold	1,281,848	$12,700,750	534,622	$5,021,439
Issued — merger	921,585	8,985,455	-	-
Issued as reinvestment of dividends	294,038	2,726,623	75,853	728,094
Redeemed	(820,796)	(8,311,591)	(95,945)	(908,315)

Net increase (decrease)	1,676,675	$16,101,237	514,530	$4,841,218

MM RetireSMART 2050 Fund Class L**
Sold	68,629	$664,609	731,061	$6,981,354
Issued as reinvestment of dividends	-	-	64,343	617,561
Redeemed	(52,964)	(506,909)	(196,692)	(1,886,424)
Redemptions-merger	(924,850)	(8,985,455)	-	-

Net increase (decrease)	(909,185)	$(8,827,755)	598,712	$5,712,491

MM RetireSMART 2050 Fund Class A
Sold	708,408	$6,934,601	541,018	$5,065,840
Issued as reinvestment of dividends	158,258	1,467,709	81,480	774,875
Redeemed	(514,667)	(4,989,377)	(648,423)	(6,165,341)

Net increase (decrease)	351,999	$3,412,933	(25,925)	$(324,626)

MM RetireSMART 2050 Fund Class R4*
Sold	763,147	$7,589,792
Issued as reinvestment of dividends	90,548	835,322
Redeemed	(52,769)	(517,287)

Net increase (decrease)	800,926	$7,907,827

MM RetireSMART 2050 Fund Class R3
Sold	1,115,244	$10,988,832	49,507	$465,497
Issued as reinvestment of dividends	137,793	1,260,341	18,405	174,958
Redeemed	(178,157)	(1,741,805)	(21,595)	(201,475)

Net increase (decrease)	1,074,880	$10,507,368	46,317	$438,980

MM RetireSMART 2055 Fund Class I*
Sold	9,434	$100,197
Issued as reinvestment of dividends	469	4,965
Redeemed	(9)	(94)

Net increase (decrease)	9,894	$105,068

MM RetireSMART 2055 Fund Class R5*
Sold	25,068	$270,158
Issued as reinvestment of dividends	962	10,156
Redeemed	(236)	(2,548)

Net increase (decrease)	25,794	$277,766

MM RetireSMART 2055 Fund Service Class***
Sold	30,548	$330,336	70,010	$700,100
Issued as reinvestment of dividends	4,096	43,535	1,705	17,694
Redeemed	(3,797)	(41,522)	-	-

Net increase (decrease)	30,847	$332,349	71,715	$717,794

100

Notes to Financial Statements (Continued)

	Year ended December 31, 2014		Year ended December 31, 2013

	Shares	Amount	Shares	Amount
MM RetireSMART 2055 Fund Administrative Class**,***
Sold	56,952	$616,160	10,010	$100,100
Issued — merger	11,596	121,060	-	-
Issued as reinvestment of dividends	3,094	32,802	246	2,553
Redeemed	(7,444)	(80,025)	-	-

Net increase (decrease)	64,198	$689,997	10,256	$102,653

MM RetireSMART 2055 Fund Class L**,***
Sold	1,311	$13,677	10,040	$100,400
Issued as reinvestment of dividends	-	-	243	2,528
Redemptions-merger	(11,594)	(121,060)	-	-

Net increase (decrease)	(10,283)	$(107,383)	10,283	$102,928

MM RetireSMART 2055 Fund Class A***
Sold	59,164	$635,109	10,010	$100,100
Issued as reinvestment of dividends	2,183	23,055	236	2,448
Redeemed	(10,188)	(107,729)	-	-

Net increase (decrease)	51,159	$550,435	10,246	$102,548

MM RetireSMART 2055 Fund Class R4*
Sold	67,151	$728,486
Issued as reinvestment of dividends	2,303	24,216
Redeemed	(85)	(899)

Net increase (decrease)	69,369	$751,803

MM RetireSMART 2055 Fund Class R3*
Sold	142,804	$1,546,877
Issued as reinvestment of dividends	4,564	48,206
Redeemed	(21,863)	(233,652)

Net increase (decrease)	125,505	$1,361,431

*	Class commenced operations on April 1, 2014.
**	Class L shares merged into Administrative Class shares on March 14, 2014.
***	Fund commenced operations on September 17, 2013.
+	Amount is less than 0.5 shares.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2014, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2014, were waived for any redemptions or exchanges subject to such a charge.

101

Notes to Financial Statements (Continued)

6. Federal Income Tax Information

At December 31, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$220,962,410	$2,642,357	$(9,763,697)	$(7,121,340)
MM RetireSMART Moderate Fund	420,275,009	12,569,516	(19,848,076)	(7,278,560)
MM RetireSMART Moderate Growth Fund	335,105,634	10,870,809	(14,102,084)	(3,231,275)
MM RetireSMART Growth Fund	114,241,553	4,204,153	(6,022,724)	(1,818,571)
MM RetireSMART In Retirement Fund	92,715,969	925,742	(4,756,588)	(3,830,846)
MM RetireSMART 2010 Fund	104,422,733	984,150	(5,260,572)	(4,276,422)
MM RetireSMART 2015 Fund	62,533,359	286,652	(2,926,960)	(2,640,308)
MM RetireSMART 2020 Fund	552,562,867	12,204,188	(27,361,737)	(15,157,549)
MM RetireSMART 2025 Fund	113,519,566	590,486	(6,458,653)	(5,868,167)
MM RetireSMART 2030 Fund	542,604,807	13,483,129	(28,269,709)	(14,786,580)
MM RetireSMART 2035 Fund	80,616,641	417,322	(4,467,686)	(4,050,364)
MM RetireSMART 2040 Fund	332,510,864	9,700,533	(17,069,813)	(7,369,280)
MM RetireSMART 2045 Fund	44,378,293	317,365	(2,566,757)	(2,249,392)
MM RetireSMART 2050 Fund	118,325,365	1,886,025	(6,394,071)	(4,508,046)
MM RetireSMART 2055 Fund	5,160,688	17,108	(302,220)	(285,112)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2017	Expiring 2018
MM RetireSMART In Retirement Fund	$15,805,750	$-
MM RetireSMART 2010 Fund	16,250,948	865,289
MM RetireSMART 2020 Fund	-	2,469,202

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

102

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$5,699,037	$8,806,529	$-
MM RetireSMART Moderate Fund	11,478,006	36,068,890	-
MM RetireSMART Moderate Growth Fund	8,977,263	40,920,063	-
MM RetireSMART Growth Fund	3,042,386	13,237,550	-
MM RetireSMART In Retirement Fund	1,993,825	-	-
MM RetireSMART 2010 Fund	2,709,588	-	-
MM RetireSMART 2015 Fund	1,824,588	952,193	-
MM RetireSMART 2020 Fund	11,679,732	-	-
MM RetireSMART 2025 Fund	3,367,046	1,602,136	-
MM RetireSMART 2030 Fund	21,078,282	1,296,455	-
MM RetireSMART 2035 Fund	2,193,513	1,852,684	-
MM RetireSMART 2040 Fund	11,544,750	9,083,474	-
MM RetireSMART 2045 Fund	1,115,725	1,058,179	-
MM RetireSMART 2050 Fund	3,563,466	9,554,578	-
MM RetireSMART 2055 Fund	135,311	51,624	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$6,508,557	$7,295,802	$-
MM RetireSMART Moderate Fund	15,006,812	23,414,115	-
MM RetireSMART Moderate Growth Fund	12,383,999	20,484,786	-
MM RetireSMART Growth Fund	2,943,034	3,763,066	-
MM RetireSMART In Retirement Fund	2,131,757	-	-
MM RetireSMART 2010 Fund	2,462,320	-	-
MM RetireSMART 2015 Fund	1,200,418	213,086	-
MM RetireSMART 2020 Fund	7,574,434	-	-
MM RetireSMART 2025 Fund	1,119,465	475,090	-
MM RetireSMART 2030 Fund	7,624,092	-	-
MM RetireSMART 2035 Fund	654,669	383,155	-
MM RetireSMART 2040 Fund	5,571,305	-	-
MM RetireSMART 2045 Fund	322,144	242,790	-
MM RetireSMART 2050 Fund	2,633,779	3,441,410	-
MM RetireSMART 2055 Fund	25,223	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2014, in the amount of:

Amount
MM RetireSMART Conservative Fund	$20,871
MM RetireSMART Moderate Fund	83,643
MM RetireSMART Moderate Growth Fund	99,784
MM RetireSMART Growth Fund	38,199
MM RetireSMART In Retirement Fund	9,612
MM RetireSMART 2010 Fund	15,045

103

Notes to Financial Statements (Continued)

Amount
MM RetireSMART 2015 Fund	$10,264
MM RetireSMART 2020 Fund	115,734
MM RetireSMART 2025 Fund	24,894
MM RetireSMART 2030 Fund	147,434
MM RetireSMART 2035 Fund	20,746
MM RetireSMART 2040 Fund	95,217
MM RetireSMART 2045 Fund	12,008
MM RetireSMART 2050 Fund	35,513
MM RetireSMART 2055 Fund	1,381

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$96,826	$2,979,020	$(24,909)	$(7,121,340)
MM RetireSMART Moderate Fund	323,071	10,748,564	(50,534)	(7,278,560)
MM RetireSMART Moderate Growth Fund	360,462	11,814,626	(38,667)	(3,231,275)
MM RetireSMART Growth Fund	135,000	4,946,122	(9,513)	(1,818,571)
MM RetireSMART In Retirement Fund	2,105,160	(15,805,750)	(37,809)	(3,830,846)
MM RetireSMART 2010 Fund	2,453,129	(17,116,237)	(35,854)	(4,276,422)
MM RetireSMART 2015 Fund	78,642	1,235,376	(1,901)	(2,640,308)
MM RetireSMART 2020 Fund	13,054,424	(2,469,202)	(120,707)	(15,157,549)
MM RetireSMART 2025 Fund	20,734	2,969,157	(2,470)	(5,868,167)
MM RetireSMART 2030 Fund	125,821	17,433,298	(97,901)	(14,786,580)
MM RetireSMART 2035 Fund	5,626	2,477,232	(1,923)	(4,050,364)
MM RetireSMART 2040 Fund	54,265	11,586,122	(59,799)	(7,369,280)
MM RetireSMART 2045 Fund	945	1,496,087	(1,059)	(2,249,392)
MM RetireSMART 2050 Fund	7,461	4,370,206	(9,359)	(4,508,046)
MM RetireSMART 2055 Fund	222	172,386	(108)	(285,112)

During the year ended December 31, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART Conservative Fund	$122	$(938,177)	$938,055
MM RetireSMART Moderate Fund	248	(2,701,976)	2,701,728
MM RetireSMART Moderate Growth Fund	188	(2,572,563)	2,572,375
MM RetireSMART Growth Fund	43	(854,866)	854,823
MM RetireSMART In Retirement Fund	126	(389,743)	389,617
MM RetireSMART 2010 Fund	124	(527,105)	526,981
MM RetireSMART 2015 Fund	6	(336,878)	336,872

104

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART 2020 Fund	$426	$(3,564,881)	$3,564,455
MM RetireSMART 2025 Fund	7	(742,688)	742,681
MM RetireSMART 2030 Fund	349	(3,878,368)	3,878,019
MM RetireSMART 2035 Fund	6	(535,072)	535,066
MM RetireSMART 2040 Fund	216	(2,309,465)	2,309,249
MM RetireSMART 2045 Fund	3	(284,093)	284,090
MM RetireSMART 2050 Fund	37	(818,162)	818,125
MM RetireSMART 2055 Fund	-	(33,855)	33,855

The Funds did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2014, was as follows:

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Conservative Fund
Babson Global Floating Rate Fund, Class Y*	-	134,455	10,013	124,442	$1,188,420	$75,386	$1,017	$(652)
MassMutual Premier Core Bond Fund, Class I	5,084,410	1,632,824	1,017,222	5,700,012	64,182,138	1,688,667	285,320	(14,072)
MassMutual Premier Disciplined Growth Fund, Class R5	629,684	15,830	645,514	-	-	-	-	933,211
MassMutual Premier Disciplined Growth Fund, Class I	-	760,415	118,208	642,207	7,526,660	79,971	886,328	56,063
MassMutual Premier Disciplined Value Fund, Class R5	506,984	13,568	520,552	-	-	-	-	2,176,807
MassMutual Premier Disciplined Value Fund, Class I	-	557,795	92,210	465,585	7,528,510	134,331	-	58,093
MassMutual Premier Focused International Fund, Class I	55,912	11,307	67,219	-	-	80,036	-	(32,959)
MassMutual Premier High Yield Fund, Class I	508,854	111,791	296,339	324,306	2,889,566	207,270	72,102	345,118
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,273,628	710,410	314,363	1,669,675	17,147,560	425,146	-	(387,182)
MassMutual Premier International Equity Fund, Class R5	112,338	2,685	115,023	-	-	-	-	267,364
MassMutual Premier International Equity Fund, Class I	-	195,197	18,702	176,495	2,079,113	27,499	334,526	(28,011)
MassMutual Premier Money Market Fund, Class R5	4,244,088	930,655	4,282,879	891,864	891,864	94	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	3,748,568	759,860	1,465,907	3,042,521	31,307,545	739,759	4,318	(422,882)
MassMutual Premier Strategic Emerging Markets Fund, Class I	281,685	87,655	73,892	295,448	3,294,249	41,556	-	(294,771)
MassMutual Select Blue Chip Growth Fund, Class R5	81,920	6,607	88,527	-	-	-	-	353,576
MassMutual Select Blue Chip Growth Fund, Class I	-	97,235	17,765	79,470	1,370,054	-	99,966	8,037

105

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Conservative Fund (Continued)
MassMutual Select Diversified International Fund, Class R5	220,114	7,423	227,537	-	$-	$-	$-	$345,218
MassMutual Select Diversified International Fund, Class I	-	271,501	33,840	237,661	1,585,198	60,811	-	(11,530)
MassMutual Select Diversified Value Fund, Class R5	100,521	18,135	118,656	-	-	-	-	411,271
MassMutual Select Diversified Value Fund, Class I	-	132,294	19,774	112,520	1,672,053	33,114	-	9,771
MassMutual Select Focused Value Fund, Class I	194,118	63,732	55,033	202,817	4,601,907	84,682	542,552	359,178
MassMutual Select Fundamental Growth Fund, Class R5	164,393	13,631	178,024	-	-	-	-	305,504
MassMutual Select Fundamental Growth Fund, Class I	-	205,720	25,330	180,390	1,475,590	14,869	162,878	1,122
MassMutual Select Fundamental Value Fund, Class I	114,069	20,325	56,939	77,455	1,082,046	20,780	78,524	195,453
MassMutual Select Growth Opportunities Fund, Class I	103,063	26,156	31,275	97,944	1,165,536	-	75,330	98,305
MassMutual Select Large Cap Value Fund, Class R5	101,818	20,838	122,656	-	-	-	-	75,191
MassMutual Select Large Cap Value Fund, Class I	-	166,562	18,685	147,877	1,225,899	37,606	163,535	(4,205)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	85,201	28,702	27,372	86,531	1,613,805	-	167,087	134,233
MassMutual Select Mid-Cap Value Fund, Class I	129,416	29,428	34,355	124,489	1,898,458	22,051	27,901	146,881
MassMutual Select Overseas Fund, Class I	552,761	187,589	142,500	597,850	4,956,176	118,512	-	322,228
MassMutual Select Small Cap Growth Equity Fund, Class I	45,473	36,334	42,106	39,701	649,906	-	118,850	127,010
MassMutual Select Small Cap Value Equity Fund, Class R5	105,686	2,088	107,774	-	-	-	-	507,901
MassMutual Select Small Cap Value Equity Fund, Class I	-	119,036	26,344	92,692	1,460,820	10,111	-	(5,333)
MassMutual Select Small Company Growth Fund, Class R5	44,975	1,209	46,184	-	-	-	-	75,879
MassMutual Select Small Company Growth Fund, Class I	-	57,336	22,387	34,949	422,888	-	35,102	(9,132)
MassMutual Select Small Company Value Fund, Class I	30,571	31,857	32,576	29,852	429,267	3,826	59,966	25,562
MassMutual Select Strategic Bond Fund, Class R5	896,830	67,618	964,448	-	-	-	-	(68,543)
MassMutual Select Strategic Bond Fund, Class I	-	1,181,555	142,694	1,038,861	10,544,437	381,487	-	43,944
MassMutual Select Total Return Bond Fund, Class I	1,082,668	557,988	298,026	1,342,630	13,560,568	406,328	202,898	(120,922)
MM MSCI EAFE International Index Fund, Class I	378,552	91,450	89,175	380,827	4,646,094	147,279	52,192	201,442
MM Russell 2000 Small Cap Index Fund, Class I	123,853	45,125	38,868	130,110	1,592,550	19,109	162,177	96,318
MM S&P Mid Cap Index Fund, Class I	184,887	37,695	39,726	182,856	2,397,237	26,073	68,913	88,906
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,096,584	842,709	236,457	1,702,836	4,001,665	-	-	(78,308)
Oppenheimer Developing Markets Fund, Class I**	75,702	56,986	75,636	57,052	2,000,242	17,276	34,577	202,621
Oppenheimer Global Real Estate Fund, Class I**	177,490	118,858	37,119	259,229	2,856,704	121,959	-	3,658
Oppenheimer International Bond Fund, Class I**	1,343,644	391,027	578,185	1,156,486	6,834,830	268,933	-	(72,849)
Oppenheimer Real Estate Fund, Class I**	74,192	35,795	48,950	61,037	1,761,515	43,264	72,641	78,007

					$213,841,070	$5,337,785	$3,708,700	$6,502,521

MM RetireSMART Moderate Fund
Babson Global Floating Rate Fund, Class Y*	-	275,554	18,230	257,324	$2,457,448	$156,055	$2,103	$(1,253)
MassMutual Premier Core Bond Fund, Class I	6,131,569	1,671,401	984,917	6,818,053	76,771,281	2,036,115	344,025	366
MassMutual Premier Disciplined Growth Fund, Class R5	2,108,156	80,120	2,188,276	-	-	-	-	4,036,346
MassMutual Premier Disciplined Growth Fund, Class I	-	2,483,379	367,808	2,115,571	24,794,494	265,441	2,941,930	168,757

106

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Moderate Fund (Continued)
MassMutual Premier Disciplined Value Fund, Class R5	1,697,120	66,879	1,763,999	-	$-	$-	$-	$7,569,753
MassMutual Premier Disciplined Value Fund, Class I	-	1,816,864	283,435	1,533,429	24,795,555	445,794	-	195,153
MassMutual Premier Focused International Fund, Class I	231,018	48,978	279,996	-	-	351,030	-	(158,100)
MassMutual Premier High Yield Fund, Class I	1,059,284	214,841	618,597	655,528	5,840,758	423,316	147,257	553,020
MassMutual Premier Inflation-Protected and Income Fund, Class I	1,453,313	760,297	345,478	1,868,132	19,185,720	479,400	-	(410,928)
MassMutual Premier International Equity Fund, Class R5	464,286	19,534	483,820	-	-	-	-	1,364,536
MassMutual Premier International Equity Fund, Class I	-	814,924	83,296	731,628	8,618,572	114,887	1,397,619	(140,303)
MassMutual Premier Money Market Fund, Class R5	1,494,688	1,086,280	2,139,030	441,938	441,938	40	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	3,674,059	456,744	1,628,992	2,501,811	25,743,635	613,444	3,581	(423,593)
MassMutual Premier Strategic Emerging Markets Fund, Class I	764,800	194,660	145,145	814,315	9,079,612	115,183	-	(591,125)
MassMutual Select Blue Chip Growth Fund, Class R5	446,792	29,651	476,443	-	-	-	-	2,313,775
MassMutual Select Blue Chip Growth Fund, Class I	-	521,358	88,797	432,561	7,457,345	-	535,008	50,016
MassMutual Select Diversified International Fund, Class R5	917,607	48,481	966,088	-	-	-	-	1,375,094
MassMutual Select Diversified International Fund, Class I	-	1,127,550	141,305	986,245	6,578,251	255,298	-	(55,203)
MassMutual Select Diversified Value Fund, Class R5	548,094	87,743	635,837	-	-	-	-	2,364,351
MassMutual Select Diversified Value Fund, Class I	-	689,089	93,871	595,218	8,844,942	178,074	-	52,899
MassMutual Select Focused Value Fund, Class I	490,020	148,743	135,049	503,714	11,429,262	212,705	1,366,436	760,698
MassMutual Select Fundamental Growth Fund, Class R5	896,476	54,744	951,220	-	-	-	-	1,552,172
MassMutual Select Fundamental Growth Fund, Class I	-	1,088,803	134,023	954,780	7,810,098	79,588	874,569	17,714
MassMutual Select Fundamental Value Fund, Class I	621,932	99,019	281,313	439,638	6,141,738	111,252	424,834	1,139,951
MassMutual Select Growth Opportunities Fund, Class I	562,046	121,407	147,744	535,709	6,374,942	-	406,041	476,331
MassMutual Select Large Cap Value Fund, Class R5	555,160	101,217	656,377	-	-	-	-	260,172
MassMutual Select Large Cap Value Fund, Class I	-	875,491	93,810	781,681	6,480,133	201,106	878,849	(33,266)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	387,288	96,282	95,913	387,657	7,229,800	-	758,498	405,556
MassMutual Select Mid-Cap Value Fund, Class I	588,221	82,541	113,362	557,400	8,500,343	99,933	126,384	474,979
MassMutual Select Overseas Fund, Class I	2,283,933	630,402	431,207	2,483,128	20,585,134	500,867	-	555,395
MassMutual Select Small Cap Growth Equity Fund, Class I	199,832	105,986	140,597	165,221	2,704,661	-	502,673	508,677
MassMutual Select Small Cap Value Equity Fund, Class R5	433,078	14,439	447,517	-	-	-	-	2,087,989
MassMutual Select Small Cap Value Equity Fund, Class I	-	471,125	77,575	393,550	6,202,342	43,430	-	(19,705)
MassMutual Select Small Company Growth Fund, Class R5	197,652	8,238	205,890	-	-	-	-	355,166
MassMutual Select Small Company Growth Fund, Class I	-	204,201	56,048	148,153	1,792,656	-	150,439	(28,633)
MassMutual Select Small Company Value Fund, Class I	120,131	77,777	72,370	125,538	1,805,235	16,254	254,889	107,440
MassMutual Select Strategic Bond Fund, Class R5	1,088,190	91,762	1,179,952	-	-	-	-	(197,189)
MassMutual Select Strategic Bond Fund, Class I	-	1,401,883	161,781	1,240,102	12,587,040	460,462	-	45,503
MassMutual Select Total Return Bond Fund, Class I	1,313,627	645,911	335,718	1,623,820	16,400,582	497,066	248,197	(157,662)
MM MSCI EAFE International Index Fund, Class I	1,559,362	330,425	310,982	1,578,805	19,261,416	618,099	219,347	620,213
MM Russell 2000 Small Cap Index Fund, Class I	542,139	152,168	143,102	551,205	6,746,748	81,934	695,789	345,199
MM S&P Mid Cap Index Fund, Class I	840,293	120,008	142,081	818,220	10,726,869	117,976	312,490	294,341

107

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Moderate Fund (Continued)
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,038,670	2,379,515	598,974	4,819,211	$11,325,146	$-	$-	$(238,711)
Oppenheimer Developing Markets Fund, Class I**	237,688	113,991	187,629	164,050	5,751,592	50,619	101,311	485,289
Oppenheimer Global Real Estate Fund, Class I**	533,091	313,154	94,165	752,080	8,287,923	357,502	-	10,884
Oppenheimer International Bond Fund, Class I**	1,935,968	482,459	862,656	1,555,771	9,194,605	377,377	-	(61,036)
Oppenheimer Real Estate Fund, Class I**	221,523	81,318	127,906	174,935	5,048,633	128,463	211,891	223,324

					$412,996,449	$9,388,710	$12,904,160	$28,254,352

MM RetireSMART Moderate Growth Fund
Babson Global Floating Rate Fund, Class Y*	-	350,871	15,436	335,435	$3,203,406	$203,676	$2,741	$(1,320)
MassMutual Premier Core Bond Fund, Class I	1,381,427	661,370	349,762	1,693,035	19,063,575	500,463	84,559	(68,131)
MassMutual Premier Disciplined Growth Fund, Class R5	1,966,525	51,161	2,017,686	-	-	-	-	3,888,715
MassMutual Premier Disciplined Growth Fund, Class I	-	2,291,230	312,469	1,978,761	23,191,079	245,562	2,721,598	173,641
MassMutual Premier Disciplined Value Fund, Class R5	1,583,111	43,954	1,627,065	-	-	-	-	7,336,462
MassMutual Premier Disciplined Value Fund, Class I	-	1,675,484	241,178	1,434,306	23,192,733	412,409	-	171,803
MassMutual Premier Focused International Fund, Class I	275,440	63,702	339,142	-	-	428,998	-	(226,053)
MassMutual Premier High Yield Fund, Class I	1,393,730	253,663	756,726	890,667	7,935,839	566,593	197,098	174,771
MassMutual Premier Inflation-Protected and Income Fund, Class I	403,054	229,705	129,844	502,915	5,164,936	127,605	-	(221,595)
MassMutual Premier International Equity Fund, Class R5	553,517	27,400	580,917	-	-	-	-	1,524,269
MassMutual Premier International Equity Fund, Class I	-	965,744	80,054	885,690	10,433,425	137,491	1,672,593	(134,228)
MassMutual Premier Money Market Fund, Class R5	10,401	844,987	645,935	209,453	209,453	11	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	906,627	183,864	618,017	472,474	4,861,757	114,592	669	(99,080)
MassMutual Premier Strategic Emerging Markets Fund, Class I	739,807	230,108	96,575	873,340	9,737,745	121,812	-	(386,110)
MassMutual Select Blue Chip Growth Fund, Class R5	644,177	30,503	674,680	-	-	-	-	2,832,277
MassMutual Select Blue Chip Growth Fund, Class I	-	742,404	115,104	627,300	10,814,659	-	759,195	76,734
MassMutual Select Diversified International Fund, Class R5	1,100,935	61,875	1,162,810	-	-	-	-	1,442,659
MassMutual Select Diversified International Fund, Class I	-	1,336,595	145,034	1,191,561	7,947,711	304,581	-	(57,594)
MassMutual Select Diversified Value Fund, Class R5	790,255	104,351	894,606	-	-	-	-	3,518,823
MassMutual Select Diversified Value Fund, Class I	-	969,841	114,723	855,118	12,707,054	253,696	-	62,008
MassMutual Select Focused Value Fund, Class I	373,388	110,060	98,537	384,911	8,733,641	160,551	1,034,648	536,158
MassMutual Select Fundamental Growth Fund, Class R5	1,292,567	59,962	1,352,529	-	-	-	-	2,254,904
MassMutual Select Fundamental Growth Fund, Class I	-	1,550,994	179,620	1,371,374	11,217,839	112,941	1,244,057	36,683
MassMutual Select Fundamental Value Fund, Class I	896,717	134,035	384,786	645,966	9,024,151	157,884	607,588	1,329,157
MassMutual Select Growth Opportunities Fund, Class I	810,402	163,573	195,903	778,072	9,259,053	-	579,299	639,957
MassMutual Select Large Cap Value Fund, Class R5	800,450	122,241	922,691	-	-	-	-	185,503
MassMutual Select Large Cap Value Fund, Class I	-	1,233,662	110,291	1,123,371	9,312,748	285,379	1,251,777	(32,971)

108

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	391,539	92,174	85,303	398,410	$7,430,342	$-	$770,811	$277,402
MassMutual Select Mid-Cap Value Fund, Class I	594,699	75,635	97,190	573,144	8,740,440	101,490	128,329	402,063
MassMutual Select Overseas Fund, Class I	2,723,014	685,536	409,741	2,998,809	24,860,130	615,442	-	496,108
MassMutual Select Small Cap Growth Equity Fund, Class I	264,597	132,433	176,503	220,527	3,610,028	-	660,758	639,913
MassMutual Select Small Cap Value Equity Fund, Class R5	555,582	12,938	568,520	-	-	-	-	2,795,925
MassMutual Select Small Cap Value Equity Fund, Class I	-	600,183	87,337	512,846	8,082,461	55,891	-	(24,882)
MassMutual Select Small Company Growth Fund, Class R5	261,720	7,379	269,099	-	-	-	-	514,177
MassMutual Select Small Company Growth Fund, Class I	-	245,088	54,418	190,670	2,307,103	-	193,079	(30,357)
MassMutual Select Small Company Value Fund, Class I	151,085	85,668	75,888	160,865	2,313,244	20,609	323,752	182,111
MassMutual Select Strategic Bond Fund, Class R5	248,318	17,150	265,468	-	-	-	-	4,868
MassMutual Select Strategic Bond Fund, Class I	-	354,083	47,057	307,026	3,116,310	112,634	-	14,849
MassMutual Select Total Return Bond Fund, Class I	299,768	248,417	121,734	426,451	4,307,153	128,629	64,304	(2,285)
MM MSCI EAFE International Index Fund, Class I	1,855,214	366,506	312,862	1,908,858	23,288,070	737,615	262,324	630,355
MM Russell 2000 Small Cap Index Fund, Class I	715,355	187,507	175,349	727,513	8,904,762	106,738	907,591	413,198
MM S&P Mid Cap Index Fund, Class I	849,540	111,754	121,405	839,889	11,010,942	119,658	317,235	242,113
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,113,037	2,459,989	538,491	5,034,535	11,831,157	-	-	(206,127)
Oppenheimer Developing Markets Fund, Class I**	286,974	89,767	200,965	175,776	6,162,695	53,488	107,053	483,011
Oppenheimer Global Real Estate Fund, Class I**	570,882	303,742	80,095	794,529	8,755,708	373,875	-	2,124
Oppenheimer International Bond Fund, Class I**	1,201,185	281,013	508,421	973,777	5,755,021	229,445	-	(47,041)
Oppenheimer Real Estate Fund, Class I**	237,942	76,116	127,364	186,694	5,387,989	133,506	222,018	220,621

					$331,874,359	$6,923,264	$14,113,076	$31,965,588

MM RetireSMART Growth Fund
Babson Global Floating Rate Fund, Class Y*	-	18,673	2,231	16,442	$157,019	$9,800	$134	$(95)
MassMutual Premier Core Bond Fund, Class I	71,325	109,045	85,241	95,129	1,071,148	28,101	4,748	(7,724)
MassMutual Premier Disciplined Growth Fund, Class R5	533,851	27,749	561,600	-	-	-	-	799,015
MassMutual Premier Disciplined Growth Fund, Class I	-	702,642	111,885	590,757	6,923,668	73,292	812,307	63,529
MassMutual Premier Disciplined Value Fund, Class R5	429,872	22,716	452,588	-	-	-	-	1,751,207
MassMutual Premier Disciplined Value Fund, Class I	-	518,410	90,209	428,201	6,924,003	123,087	-	63,453
MassMutual Premier Focused International Fund, Class I	96,872	29,700	126,572	-	-	160,829	-	(112,279)
MassMutual Premier High Yield Fund, Class I	65,175	32,450	57,079	40,546	361,267	25,801	8,975	2,877
MassMutual Premier Inflation-Protected and Income Fund, Class I	32,074	43,100	35,054	40,120	412,029	10,177	-	(13,589)
MassMutual Premier International Equity Fund, Class R5	194,591	16,135	210,726	-	-	-	-	438,486
MassMutual Premier International Equity Fund, Class I	-	382,748	37,265	345,483	4,069,787	53,617	652,254	(54,558)
MassMutual Premier Money Market Fund, Class R5	-	146,419	110,714	35,705	35,705	2	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	59,380	56,503	97,049	18,834	193,799	4,620	27	(2,336)
MassMutual Premier Strategic Emerging Markets Fund, Class I	270,085	129,370	48,192	351,263	3,916,577	49,114	-	(195,966)
MassMutual Select Blue Chip Growth Fund, Class R5	281,510	18,973	300,483	-	-	-	-	1,205,619
MassMutual Select Blue Chip Growth Fund, Class I	-	361,202	59,753	301,449	5,196,978	-	361,956	38,867

109

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART Growth Fund (Continued)
MassMutual Select Diversified International Fund, Class R5	388,627	33,377	422,004	-	$-	$-	$-	$445,258
MassMutual Select Diversified International Fund, Class I	-	531,546	66,086	465,460	3,104,615	118,708	-	(24,248)
MassMutual Select Diversified Value Fund, Class R5	345,516	48,328	393,844	-	-	-	-	1,360,068
MassMutual Select Diversified Value Fund, Class I	-	472,714	64,133	408,581	6,071,513	120,248	-	33,236
MassMutual Select Focused Value Fund, Class I	125,292	56,804	40,026	142,070	3,223,567	59,131	378,581	223,376
MassMutual Select Fundamental Growth Fund, Class R5	565,047	39,450	604,497	-	-	-	-	941,448
MassMutual Select Fundamental Growth Fund, Class I	-	754,371	98,962	655,409	5,361,247	53,858	591,077	21,401
MassMutual Select Fundamental Value Fund, Class I	392,133	107,760	186,989	312,904	4,371,262	75,248	286,124	660,208
MassMutual Select Growth Opportunities Fund, Class I	354,220	126,028	106,049	374,199	4,452,970	-	273,889	341,566
MassMutual Select Large Cap Value Fund, Class R5	350,031	55,898	405,929	-	-	-	-	44,562
MassMutual Select Large Cap Value Fund, Class I	-	600,435	63,774	536,661	4,448,922	136,021	593,389	(14,739)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	140,948	55,468	38,611	157,805	2,943,071	-	302,959	140,713
MassMutual Select Mid-Cap Value Fund, Class I	214,122	59,136	46,333	226,925	3,460,614	40,044	50,698	188,309
MassMutual Select Overseas Fund, Class I	957,653	409,369	195,223	1,171,799	9,714,210	226,789	-	240,174
MassMutual Select Small Cap Growth Equity Fund, Class I	99,130	62,202	71,830	89,502	1,465,154	-	266,720	243,475
MassMutual Select Small Cap Value Equity Fund, Class R5	203,810	9,552	213,362	-	-	-	-	879,537
MassMutual Select Small Cap Value Equity Fund, Class I	-	247,189	38,816	208,373	3,283,954	22,659	-	(10,291)
MassMutual Select Small Company Growth Fund, Class R5	98,135	5,488	103,623	-	-	-	-	154,231
MassMutual Select Small Company Growth Fund, Class I	-	98,727	21,236	77,491	937,636	-	77,669	(11,780)
MassMutual Select Small Company Value Fund, Class I	54,653	39,718	29,219	65,152	936,882	8,331	130,707	64,132
MassMutual Select Strategic Bond Fund, Class R5	13,238	1,171	14,409	-	-	-	-	(843)
MassMutual Select Strategic Bond Fund, Class I	-	24,914	9,751	15,163	153,908	5,595	-	3,012
MassMutual Select Total Return Bond Fund, Class I	15,973	27,374	9,343	34,004	343,445	10,119	5,094	(1,871)
MM MSCI EAFE International Index Fund, Class I	651,689	228,435	134,872	745,252	9,092,080	287,256	101,811	278,568
MM Russell 2000 Small Cap Index Fund, Class I	267,358	107,644	79,102	295,900	3,621,811	43,315	365,968	181,462
MM S&P Mid Cap Index Fund, Class I	305,900	86,646	60,101	332,445	4,358,351	47,254	124,621	122,092
Oppenheimer Commodity Strategy Total Return Fund, Class I**	1,016,205	1,023,291	260,641	1,778,855	4,180,310	-	-	(94,078)
Oppenheimer Developing Markets Fund, Class I**	97,017	35,779	72,486	60,310	2,114,476	18,774	37,575	161,617
Oppenheimer Global Real Estate Fund, Class I**	190,523	137,085	38,669	288,939	3,184,113	134,365	-	1,370
Oppenheimer International Bond Fund, Class I**	90,468	27,234	51,819	65,883	389,368	15,564	-	(7,472)
Oppenheimer Real Estate Fund, Class I**	81,462	35,136	49,116	67,482	1,947,523	46,372	79,909	83,704

					$112,422,982	$2,008,091	$5,507,192	$10,624,703

MM RetireSMART In Retirement Fund
Babson Global Floating Rate Fund, Class Y*	-	48,062	8,494	39,568	$377,870	$24,616	$323	$(429)
MassMutual Premier Core Bond Fund, Class I	1,504,753	714,102	529,963	1,688,892	19,016,924	483,738	81,733	(20,594)
MassMutual Premier Disciplined Growth Fund, Class R5	303,088	6,799	309,887	-	-	-	-	473,543
MassMutual Premier Disciplined Growth Fund, Class I	-	405,022	85,211	319,811	3,748,180	38,531	427,046	48,213
MassMutual Premier Disciplined Value Fund, Class R5	243,997	5,875	249,872	-	-	-	-	1,063,499
MassMutual Premier Disciplined Value Fund, Class I	-	299,778	67,942	231,836	3,748,781	64,717	-	40,108

110

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART In Retirement Fund (Continued)
MassMutual Premier Focused International Fund, Class I	25,515	6,689	32,204	-	$-	$35,587	$-	$(14,918)
MassMutual Premier High Yield Fund, Class I	167,690	59,837	113,620	113,907	1,014,912	69,689	24,242	91,746
MassMutual Premier Inflation-Protected and Income Fund, Class I	960,880	718,408	386,476	1,292,812	13,277,176	318,175	-	(391,446)
MassMutual Premier International Equity Fund, Class R5	51,278	1,110	52,388	-	-	-	-	135,672
MassMutual Premier International Equity Fund, Class I	-	97,529	14,560	82,969	977,369	12,484	151,869	(10,500)
MassMutual Premier Money Market Fund, Class R5	1,845,460	513,118	1,938,001	420,577	420,577	41	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	1,453,523	432,185	615,887	1,269,821	13,066,459	298,841	1,744	(147,363)
MassMutual Premier Strategic Emerging Markets Fund, Class I	140,033	69,401	48,332	161,102	1,796,292	21,757	-	(167,359)
MassMutual Select Blue Chip Growth Fund, Class R5	38,406	3,008	41,414	-	-	-	-	160,602
MassMutual Select Blue Chip Growth Fund, Class I	-	50,903	12,234	38,669	666,662	-	47,346	5,815
MassMutual Select Diversified International Fund, Class R5	100,445	3,095	103,540	-	-	-	-	152,260
MassMutual Select Diversified International Fund, Class I	-	139,362	27,638	111,724	745,198	27,759	-	(4,306)
MassMutual Select Diversified Value Fund, Class R5	47,114	8,257	55,371	-	-	-	-	189,691
MassMutual Select Diversified Value Fund, Class I	-	69,571	14,771	54,800	814,324	15,602	-	6,863
MassMutual Select Focused Value Fund, Class I	97,737	45,155	37,325	105,567	2,395,323	42,873	273,570	223,380
MassMutual Select Fundamental Growth Fund, Class R5	77,063	6,298	83,361	-	-	-	-	138,849
MassMutual Select Fundamental Growth Fund, Class I	-	107,805	19,967	87,838	718,511	7,041	76,889	2,765
MassMutual Select Fundamental Value Fund, Class I	53,463	14,993	30,826	37,630	525,692	9,841	36,800	106,010
MassMutual Select Growth Opportunities Fund, Class I	48,315	19,065	19,721	47,659	567,147	-	35,430	62,064
MassMutual Select Large Cap Value Fund, Class R5	47,722	9,665	57,387	-	-	-	-	31,952
MassMutual Select Large Cap Value Fund, Class I	-	86,632	14,545	72,087	597,602	17,809	77,084	631
MassMutual Select Mid Cap Growth Equity II Fund, Class I	36,649	17,748	15,931	38,466	717,387	-	72,024	79,057
MassMutual Select Mid-Cap Value Fund, Class I	55,659	20,831	21,076	55,414	845,067	9,533	12,072	91,025
MassMutual Select Overseas Fund, Class I	252,276	125,567	97,465	280,378	2,324,336	52,044	-	256,899
MassMutual Select Small Cap Growth Equity Fund, Class I	19,977	19,361	21,008	18,330	300,061	-	52,990	63,655
MassMutual Select Small Cap Value Equity Fund, Class R5	47,877	847	48,724	-	-	-	-	236,697
MassMutual Select Small Cap Value Equity Fund, Class I	-	58,924	16,578	42,346	667,376	4,492	-	(3,528)
MassMutual Select Small Company Growth Fund, Class R5	19,754	761	20,515	-	-	-	-	34,679
MassMutual Select Small Company Growth Fund, Class I	-	27,471	11,618	15,853	191,820	-	15,508	(4,750)
MassMutual Select Small Company Value Fund, Class I	14,094	15,618	16,126	13,586	195,361	1,700	26,622	13,946
MassMutual Select Strategic Bond Fund, Class R5	260,695	12,893	273,588	-	-	-	-	15,162
MassMutual Select Strategic Bond Fund, Class I	-	394,908	92,524	302,384	3,069,198	108,063	-	32,631
MassMutual Select Total Return Bond Fund, Class I	314,702	249,116	158,460	405,358	4,094,119	119,133	59,486	(2,559)
MM MSCI EAFE International Index Fund, Class I	172,763	68,026	61,588	179,201	2,186,251	67,224	23,766	147,102
MM Russell 2000 Small Cap Index Fund, Class I	54,446	28,730	23,582	59,594	729,435	8,505	71,907	60,401
MM S&P Mid Cap Index Fund, Class I	79,519	27,853	26,092	81,280	1,065,586	11,276	29,705	59,632
Oppenheimer Commodity Strategy Total Return Fund, Class I**	554,446	552,534	214,491	892,489	2,097,349	-	-	(43,144)
Oppenheimer Developing Markets Fund, Class I**	38,433	29,184	41,051	26,566	931,392	7,994	15,999	107,032

111

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART In Retirement Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	89,284	76,603	32,528	133,359	$1,469,615	$61,441	$-	$10,039
Oppenheimer International Bond Fund, Class I**	493,454	220,489	273,349	440,594	2,603,910	98,527	-	(27,166)
Oppenheimer Real Estate Fund, Class I**	37,052	24,256	29,365	31,943	921,861	22,285	36,653	56,451

					$88,885,123	$2,061,318	$1,650,808	$3,360,009

MM RetireSMART 2010 Fund
Babson Global Floating Rate Fund, Class Y*	-	81,543	25,954	55,589	$530,871	$35,314	$452	$(974)
MM MSCI EAFE International Index Fund, Class I	320,070	112,740	141,637	291,173	3,552,307	109,758	38,926	359,680
MM Russell 2000 Small Cap Index Fund, Class I	114,317	49,707	59,331	104,693	1,281,446	15,006	126,937	160,613
MM S&P Mid Cap Index Fund, Class I	178,282	61,606	84,788	155,100	2,033,362	21,609	57,143	197,771
MassMutual Premier Core Bond Fund, Class I	1,840,897	879,022	874,315	1,845,604	20,781,506	533,196	90,090	(34,611)
MassMutual Premier Disciplined Growth Fund, Class I	-	608,519	182,503	426,016	4,992,905	51,754	573,602	92,746
MassMutual Premier Disciplined Growth Fund, Class R5	463,417	23,678	487,095	-	-	-	-	726,779
MassMutual Premier Disciplined Value Fund, Class I	-	453,861	145,001	308,860	4,994,270	86,934	-	92,568
MassMutual Premier Disciplined Value Fund, Class R5	373,027	19,723	392,750	-	-	-	-	1,593,477
MassMutual Premier Focused International Fund, Class I	47,303	13,835	61,138	-	-	60,143	-	(17,632)
MassMutual Premier High Yield Fund, Class I	262,539	95,281	203,951	153,869	1,370,970	95,175	33,108	153,103
MassMutual Premier Inflation-Protected and Income Fund, Class I	948,817	812,066	548,649	1,212,234	12,449,642	300,941	-	(688,729)
MassMutual Premier International Equity Fund, Class I	-	172,024	37,002	135,022	1,590,563	20,495	249,329	(17,975)
MassMutual Premier International Equity Fund, Class R5	95,051	5,003	100,054	-	-	-	-	223,576
MassMutual Premier Money Market Fund, Class R5	885,953	412,257	1,092,484	205,726	205,726	20	-	1
MassMutual Premier Short-Duration Bond Fund, Class I	1,298,730	363,826	787,462	875,094	9,004,720	207,647	1,212	(147,818)
MassMutual Premier Strategic Emerging Markets Fund, Class I	172,595	83,265	76,284	179,576	2,002,269	24,184	-	(120,385)
MassMutual Select Blue Chip Growth Fund, Class I	-	85,461	29,080	56,381	972,011	-	68,421	15,669
MassMutual Select Blue Chip Growth Fund, Class R5	64,903	7,326	72,229	-	-	-	-	260,999
MassMutual Select Diversified International Fund, Class I	-	252,939	71,372	181,567	1,211,051	45,317	-	(1,050)
MassMutual Select Diversified International Fund, Class R5	186,425	11,472	197,897	-	-	-	-	260,414
MassMutual Select Diversified Value Fund, Class I	-	113,963	35,080	78,883	1,172,194	22,749	-	17,522
MassMutual Select Diversified Value Fund, Class R5	79,602	16,972	96,574	-	-	-	-	308,734
MassMutual Select Focused Value Fund, Class I	123,685	62,313	67,705	118,293	2,684,063	48,242	308,814	370,533
MassMutual Select Fundamental Growth Fund, Class I	-	179,209	52,790	126,419	1,034,111	10,177	111,732	9,025
MassMutual Select Fundamental Growth Fund, Class R5	130,204	14,189	144,393	-	-	-	-	228,174
MassMutual Select Fundamental Value Fund, Class I	90,315	28,730	63,110	55,935	781,412	14,219	54,121	204,494
MassMutual Select Growth Opportunities Fund, Class I	81,650	35,213	47,229	69,634	828,643	-	51,810	150,190
MassMutual Select Large Cap Value Fund, Class I	-	139,311	35,620	103,691	859,597	25,731	112,288	3,695
MassMutual Select Large Cap Value Fund, Class R5	80,623	19,154	99,777	-	-	-	-	56,320
MassMutual Select Mid Cap Growth Equity II Fund, Class I	82,186	36,525	45,279	73,432	1,369,506	-	138,607	194,577
MassMutual Select Mid-Cap Value Fund, Class I	124,795	45,009	64,071	105,733	1,612,428	18,285	23,133	280,447

112

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2010 Fund (Continued)
MassMutual Select Overseas Fund, Class I	467,595	222,337	233,876	456,056	$3,780,705	$88,355	$-	$616,515
MassMutual Select Small Cap Growth Equity Fund, Class I	41,663	31,160	41,083	31,740	519,579	-	92,397	103,735
MassMutual Select Small Cap Value Equity Fund, Class I	-	109,994	35,279	74,715	1,177,508	7,958	-	(6,428)
MassMutual Select Small Cap Value Equity Fund, Class R5	91,631	4,059	95,690	-	-	-	-	407,755
MassMutual Select Small Company Growth Fund, Class I	-	47,514	19,600	27,914	337,763	-	27,405	(8,617)
MassMutual Select Small Company Growth Fund, Class R5	41,193	2,382	43,575	-	-	-	-	54,416
MassMutual Select Small Company Value Fund, Class I	25,571	22,063	23,791	23,843	342,862	2,994	46,900	21,328
MassMutual Select Strategic Bond Fund, Class I	-	466,229	135,685	330,544	3,355,019	118,673	-	44,378
MassMutual Select Strategic Bond Fund, Class R5	320,734	22,727	343,461	-	-	-	-	(17,353)
MassMutual Select Total Return Fund, Class I	387,146	293,070	236,997	443,219	4,476,517	130,903	65,350	(10,592)
Oppenheimer Commodity Strategy Total Return Fund, Class I**	687,443	691,233	392,726	985,950	2,316,982	-	-	(56,012)
Oppenheimer Developing Markets Fund, Class I**	51,184	33,313	49,633	34,864	1,222,344	10,752	21,519	126,363
Oppenheimer Global Real Estate Fund, Class I**	115,656	96,704	60,130	152,230	1,677,575	71,278	-	34,490
Oppenheimer International Bond Fund, Class I**	555,786	259,014	378,222	436,578	2,580,175	105,335	-	(25,518)
Oppenheimer Real Estate Fund, Class I**	47,461	32,541	43,837	36,165	1,043,709	26,573	41,875	91,006

					$100,146,311	$2,309,717	$2,335,171	$6,307,399

MM RetireSMART 2015 Fund
Babson Global Floating Rate Fund, Class Y*	-	53,226	25,339	27,887	$266,322	$15,707	$228	$(48)
MassMutual Premier Core Bond Fund, Class I	270,406	857,753	162,177	965,982	10,876,956	269,064	45,462	15,413
MassMutual Premier Disciplined Growth Fund, Class R5	101,313	18,993	120,306	-	-	-	-	(9,613)
MassMutual Premier Disciplined Growth Fund, Class I	-	345,069	58,367	286,702	3,360,144	33,622	372,642	42,579
MassMutual Premier Disciplined Value Fund, Class R5	81,565	15,497	97,062	-	-	-	-	176,663
MassMutual Premier Disciplined Value Fund, Class I	-	252,175	44,325	207,850	3,360,929	56,475	-	33,121
MassMutual Premier Focused International Fund, Class I	10,968	21,723	32,691	-	-	43,231	-	(57,550)
MassMutual Premier High Yield Fund, Class I	49,948	134,294	84,158	100,084	891,745	59,256	20,613	8,228
MassMutual Premier Inflation-Protected and Income Fund, Class I	147,425	591,184	118,724	619,885	6,366,221	148,374	-	(76,747)
MassMutual Premier International Equity Fund, Class R5	22,046	4,318	26,364	-	-	-	-	12,587
MassMutual Premier International Equity Fund, Class I	-	114,546	17,163	97,383	1,147,168	14,248	173,328	(13,833)
MassMutual Premier Money Market Fund, Class R5	86,429	213,695	223,928	76,196	76,196	5	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	191,120	349,270	138,644	401,746	4,133,964	91,951	537	(8,775)
MassMutual Premier Strategic Emerging Markets Fund, Class I	39,249	103,555	24,326	118,478	1,321,024	15,236	-	1,277
MassMutual Select Blue Chip Growth Fund, Class R5	18,685	4,182	22,867	-	-	-	-	36,320
MassMutual Select Blue Chip Growth Fund, Class I	-	59,399	14,510	44,889	773,889	-	52,009	12,217
MassMutual Select Diversified International Fund, Class R5	43,559	8,974	52,533	-	-	-	-	22,553
MassMutual Select Diversified International Fund, Class I	-	153,254	22,308	130,946	873,411	31,492	-	(7,199)
MassMutual Select Diversified Value Fund, Class R5	22,924	7,341	30,265	-	-	-	-	47,228
MassMutual Select Diversified Value Fund, Class I	-	78,150	15,992	62,158	923,664	17,297	-	9,995

113

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2015 Fund (Continued)
MassMutual Select Focused Value Fund, Class I	24,417	63,668	15,429	72,656	$1,648,572	$28,597	$181,901	$36,052
MassMutual Select Fundamental Growth Fund, Class R5	37,489	8,573	46,062	-	-	-	-	33,856
MassMutual Select Fundamental Growth Fund, Class I	-	125,201	25,590	99,611	814,818	7,738	84,934	8,531
MassMutual Select Fundamental Value Fund, Class I	26,015	45,547	26,408	45,154	630,796	10,804	41,019	23,966
MassMutual Select Growth Opportunities Fund, Class I	23,509	53,635	21,618	55,526	660,754	-	39,355	37,003
MassMutual Select Large Cap Value Fund, Class R5	23,215	8,105	31,320	-	-	-	-	15,078
MassMutual Select Large Cap Value Fund, Class I	-	96,747	15,003	81,744	677,658	19,549	85,356	317
MassMutual Select Mid Cap Growth Equity II Fund, Class I	18,886	47,921	13,003	53,804	1,003,450	-	97,444	31,949
MassMutual Select Mid-Cap Value Fund, Class I	28,697	65,883	17,015	77,565	1,182,870	12,915	16,363	44,787
MassMutual Select Overseas Fund, Class I	108,474	306,842	86,857	328,459	2,722,923	58,706	-	61,666
MassMutual Select Small Cap Growth Equity Fund, Class I	9,720	27,438	14,189	22,969	376,004	-	64,090	4,318
MassMutual Select Small Cap Value Equity Fund, Class R5	20,656	3,418	24,074	-	-	-	-	53,001
MassMutual Select Small Cap Value Equity Fund, Class I	-	64,111	10,042	54,069	852,130	5,555	-	(2,846)
MassMutual Select Small Company Growth Fund, Class R5	9,622	2,009	11,631	-	-	-	-	(1,093)
MassMutual Select Small Company Growth Fund, Class I	-	25,900	5,838	20,062	242,753	-	18,780	(2,179)
MassMutual Select Small Company Value Fund, Class I	5,649	18,954	7,470	17,133	246,378	2,085	32,621	(434)
MassMutual Select Strategic Bond Fund, Class R5	48,242	11,808	60,050	-	-	-	-	(5,088)
MassMutual Select Strategic Bond Fund, Class I	-	200,059	27,007	173,052	1,756,478	59,931	-	9,454
MassMutual Select Total Return Bond Fund, Class I	58,227	226,056	51,570	232,713	2,350,405	66,073	33,060	(627)
MM MSCI EAFE International Index Fund, Class I	74,083	171,936	35,779	210,240	2,564,934	76,241	26,966	32,671
MM Russell 2000 Small Cap Index Fund, Class I	26,443	64,800	15,455	75,788	927,642	10,466	87,709	9,210
MM S&P Mid Cap Index Fund, Class I	40,986	94,755	22,121	113,620	1,489,558	15,281	40,161	13,915
Oppenheimer Commodity Strategy Total Return Fund, Class I**	144,981	601,194	115,076	631,099	1,483,083	-	-	(28,915)
Oppenheimer Developing Markets Fund, Class I**	10,276	24,547	13,498	21,325	747,666	6,413	12,834	25,310
Oppenheimer Global Real Estate Fund, Class I**	24,303	88,460	15,341	97,422	1,073,593	42,125	-	12,396
Oppenheimer International Bond Fund, Class I**	108,097	238,034	109,566	236,565	1,398,100	36,287	-	(10,764)
Oppenheimer Real Estate Fund, Class I**	10,644	29,832	17,231	23,245	670,853	13,394	25,558	55,382

					$59,893,051	$1,268,118	$1,552,970	$701,332

MM RetireSMART 2020 Fund
Babson Global Floating Rate Fund, Class Y*	-	427,981	74,550	353,431	$3,375,267	$218,517	$2,888	$(2,475)
MassMutual Premier Core Bond Fund, Class I	3,911,492	2,527,793	885,050	5,554,235	62,540,686	1,601,203	270,542	(83,118)
MassMutual Premier Disciplined Growth Fund, Class R5	2,531,365	101,196	2,632,561	-	-	-	-	5,391,851
MassMutual Premier Disciplined Growth Fund, Class I	-	3,558,563	596,723	2,961,840	34,712,765	359,151	3,980,524	355,181
MassMutual Premier Disciplined Value Fund, Class R5	2,037,790	83,279	2,121,069	-	-	-	-	10,177,986
MassMutual Premier Disciplined Value Fund, Class I	-	2,614,382	467,506	2,146,876	34,714,988	603,175	-	305,157
MassMutual Premier Focused International Fund, Class I	295,416	98,469	393,885	-	-	469,646	-	(289,980)
MassMutual Premier High Yield Fund, Class I	1,518,857	501,555	991,057	1,029,355	9,171,552	635,119	220,936	724,992
MassMutual Premier Inflation-Protected and Income Fund, Class I	2,369,118	2,279,195	743,391	3,904,922	40,103,553	967,442	-	(773,622)

114

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2020 Fund
MassMutual Premier International Equity Fund, Class R5	593,642	26,113	619,755	-	$-	$-	$-	$1,446,785
MassMutual Premier International Equity Fund, Class I	-	1,207,208	136,036	1,071,172	12,618,406	162,278	1,974,135	(46,390)
MassMutual Premier Money Market Fund, Class R5	847,550	1,359,991	1,732,981	474,560	474,560	34	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	2,926,751	944,642	1,266,735	2,604,658	26,801,935	616,760	3,600	(263,850)
MassMutual Premier Strategic Emerging Markets Fund, Class I	945,099	487,911	194,896	1,238,114	13,804,973	168,644	-	(780,661)
MassMutual Select Blue Chip Growth Fund, Class R5	673,916	37,657	711,573	-	-	-	-	2,678,280
MassMutual Select Blue Chip Growth Fund, Class I	-	923,538	177,788	745,750	12,856,726	-	886,151	97,961
MassMutual Select Diversified International Fund, Class R5	1,174,562	58,912	1,233,474	-	-	-	-	1,407,654
MassMutual Select Diversified International Fund, Class I	-	1,690,361	248,257	1,442,104	9,618,835	360,549	-	801
MassMutual Select Diversified Value Fund, Class R5	826,735	117,891	944,626	-	-	-	-	3,411,410
MassMutual Select Diversified Value Fund, Class I	-	1,217,279	197,808	1,019,471	15,149,333	292,482	-	96,402
MassMutual Select Focused Value Fund, Class I	542,445	290,063	174,463	658,045	14,931,049	268,808	1,708,981	1,062,376
MassMutual Select Fundamental Growth Fund, Class R5	1,352,238	75,524	1,427,762	-	-	-	-	2,386,304
MassMutual Select Fundamental Growth Fund, Class I	-	1,935,068	300,403	1,634,665	13,371,560	131,814	1,440,792	57,832
MassMutual Select Fundamental Value Fund, Class I	938,120	300,625	473,933	764,812	10,684,421	184,177	690,775	1,733,849
MassMutual Select Growth Opportunities Fund, Class I	847,857	360,775	284,089	924,543	11,002,061	-	664,499	911,298
MassMutual Select Large Cap Value Fund, Class R5	837,391	137,963	975,354	-	-	-	-	279,578
MassMutual Select Large Cap Value Fund, Class I	-	1,535,227	195,142	1,340,085	11,109,306	333,106	1,444,230	31,160
MassMutual Select Mid Cap Growth Equity II Fund, Class I	463,749	217,426	145,014	536,161	9,999,397	-	1,006,888	722,291
MassMutual Select Mid-Cap Value Fund, Class I	704,291	252,355	184,390	772,256	11,776,899	133,566	169,248	816,272
MassMutual Select Overseas Fund, Class I	2,920,569	1,460,200	758,708	3,622,061	30,026,889	664,198	-	1,202,017
MassMutual Select Small Cap Growth Equity Fund, Class I	253,477	181,048	194,337	240,188	3,931,877	-	698,416	671,991
MassMutual Select Small Cap Value Equity Fund, Class R5	556,925	19,287	576,212	-	-	-	-	2,517,658
MassMutual Select Small Cap Value Equity Fund, Class I	-	697,230	132,273	564,957	8,903,725	60,277	-	(38,985)
MassMutual Select Small Company Growth Fund, Class R5	250,743	11,125	261,868	-	-	-	-	395,241
MassMutual Select Small Company Growth Fund, Class I	-	290,966	80,762	210,204	2,543,471	-	204,993	(37,117)
MassMutual Select Small Company Value Fund, Class I	155,258	126,856	103,560	178,554	2,567,608	22,453	351,397	166,462
MassMutual Select Strategic Bond Fund, Class R5	674,875	63,420	738,295	-	-	-	-	(27,254)
MassMutual Select Strategic Bond Fund, Class I	-	1,159,598	167,705	991,893	10,067,711	355,948	-	57,915
MassMutual Select Total Return Bond Fund, Class I	814,671	884,619	342,161	1,357,129	13,707,008	400,444	200,395	15,128
MM MSCI EAFE International Index Fund, Class I	1,993,341	760,850	441,154	2,313,037	28,219,046	873,247	308,422	1,125,336
MM Russell 2000 Small Cap Index Fund, Class I	695,704	318,510	220,086	794,128	9,720,123	114,013	957,675	579,678
MM S&P Mid Cap Index Fund, Class I	1,006,168	357,152	232,062	1,131,258	14,830,793	157,841	414,765	544,270
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,764,596	4,278,382	1,001,343	7,041,635	16,547,842	-	-	(94,433)
Oppenheimer Developing Markets Fund, Class I**	305,537	155,654	262,488	198,703	6,966,538	59,650	119,387	738,075
Oppenheimer Global Real Estate Fund, Class I**	674,889	570,688	166,022	1,079,555	11,896,701	496,113	-	44,563
Oppenheimer International Bond Fund, Class I**	1,999,216	899,164	991,944	1,906,436	11,267,034	410,966	-	(121,413)
Oppenheimer Real Estate Fund, Class I**	280,913	170,413	195,239	256,087	7,390,680	175,934	296,120	334,389

					$537,405,318	$11,297,555	$18,015,759	$39,928,845

115

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2025 Fund
Babson Global Floating Rate Fund, Class Y*	-	109,946	32,326	77,620	$741,273	$43,083	$634	$(627)
MassMutual Premier Core Bond Fund, Class I	130,056	689,112	94,073	725,095	8,164,568	202,759	34,258	7,251
MassMutual Premier Disciplined Growth Fund, Class R5	150,859	45,718	196,577	-	-	-	-	(19,890)
MassMutual Premier Disciplined Growth Fund, Class I	-	710,718	90,463	620,255	7,269,394	73,119	810,375	53,206
MassMutual Premier Disciplined Value Fund, Class R5	121,493	37,332	158,825	-	-	-	-	256,423
MassMutual Premier Disciplined Value Fund, Class I	-	518,723	68,943	449,780	7,272,943	122,851	-	38,750
MassMutual Premier Focused International Fund, Class I	19,815	53,501	73,316	-	-	92,394	-	(126,787)
MassMutual Premier High Yield Fund, Class I	118,184	394,972	170,600	342,556	3,052,172	204,403	71,104	30,416
MassMutual Premier Inflation-Protected and Income Fund, Class I	92,783	505,450	76,691	521,542	5,356,240	125,485	-	(36,917)
MassMutual Premier International Equity Fund, Class R5	39,758	12,730	52,488	-	-	-	-	23,130
MassMutual Premier International Equity Fund, Class I	-	285,716	31,734	253,982	2,991,913	37,357	454,453	(24,565)
MassMutual Premier Money Market Fund, Class R5	13,420	263,915	205,764	71,571	71,571	4	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	107,987	285,047	96,404	296,630	3,052,322	68,235	398	(8,573)
MassMutual Premier Strategic Emerging Markets Fund, Class I	62,872	274,614	39,901	297,585	3,318,071	38,793	-	15,702
MassMutual Select Blue Chip Growth Fund, Class R5	45,821	14,510	60,331	-	-	-	-	88,213
MassMutual Select Blue Chip Growth Fund, Class I	-	208,993	30,650	178,343	3,074,636	-	204,160	19,063
MassMutual Select Diversified International Fund, Class R5	78,884	26,352	105,236	-	-	-	-	39,495
MassMutual Select Diversified International Fund, Class I	-	380,819	40,004	340,815	2,273,238	82,381	-	(14,133)
MassMutual Select Diversified Value Fund, Class R5	56,268	24,036	80,304	-	-	-	-	118,715
MassMutual Select Diversified Value Fund, Class I	-	275,414	32,695	242,719	3,606,811	65,984	-	13,689
MassMutual Select Focused Value Fund, Class I	30,054	117,645	19,240	128,459	2,914,737	50,809	315,048	28,410
MassMutual Select Fundamental Growth Fund, Class R5	92,009	29,480	121,489	-	-	-	-	84,162
MassMutual Select Fundamental Growth Fund, Class I	-	440,384	51,688	388,696	3,179,531	30,348	327,323	10,986
MassMutual Select Fundamental Value Fund, Class I	63,867	180,943	60,738	184,072	2,571,479	42,375	151,787	45,077
MassMutual Select Growth Opportunities Fund, Class I	57,662	209,805	46,189	221,278	2,633,213	-	148,469	80,221
MassMutual Select Large Cap Value Fund, Class R5	57,011	25,938	82,949	-	-	-	-	38,412
MassMutual Select Large Cap Value Fund, Class I	-	353,055	33,482	319,573	2,649,262	76,831	326,462	(3,183)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	29,119	108,783	19,187	118,715	2,214,034	-	211,276	37,058
MassMutual Select Mid-Cap Value Fund, Class I	44,248	150,909	23,550	171,607	2,617,012	28,571	36,387	55,673
MassMutual Select Overseas Fund, Class I	195,788	843,569	187,726	851,631	7,060,025	127,754	-	102,798
MassMutual Select Small Cap Growth Equity Fund, Class I	18,706	68,615	25,603	61,718	1,010,317	-	169,690	3
MassMutual Select Small Cap Value Equity Fund, Class R5	37,960	10,377	48,337	-	-	-	-	95,993
MassMutual Select Small Cap Value Equity Fund, Class I	-	158,258	17,057	141,201	2,225,333	14,581	-	(10,251)
MassMutual Select Small Company Growth Fund, Class R5	18,576	6,045	24,621	-	-	-	-	(1,570)
MassMutual Select Small Company Growth Fund, Class I	-	59,602	8,404	51,198	619,493	-	46,546	(5,570)
MassMutual Select Small Company Value Fund, Class I	10,078	43,603	9,953	43,728	628,806	5,340	83,009	(2,404)
MassMutual Select Strategic Bond Fund, Class I	-	145,153	16,070	129,083	1,310,190	44,711	-	5,643
MassMutual Select Strategic Bond Fund, Class R5	23,953	9,068	33,021	-	-	-	-	(2,045)
MassMutual Select Total Return Bond Fund, Class I	28,924	186,718	36,222	179,420	1,812,140	50,994	25,648	1,258
MM MSCI EAFE International Index Fund, Class I	133,577	478,139	62,835	548,881	6,696,347	200,018	69,811	60,146
MM Russell 2000 Small Cap Index Fund, Class I	50,585	179,252	29,461	200,376	2,452,605	27,821	225,392	7,504
MM S&P Mid Cap Index Fund, Class I	63,213	218,885	31,657	250,441	3,283,283	33,830	87,046	10,258
Oppenheimer Commodity Strategy Total Return Fund, Class I**	235,202	1,454,664	152,960	1,536,906	3,611,730	-	-	(23,732)
Oppenheimer Developing Markets Fund, Class I**	18,640	46,121	24,784	39,977	1,401,578	11,947	23,911	48,375

116

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2025 Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	39,813	217,013	24,989	231,837	$2,554,842	$98,167	$-	$11,692
Oppenheimer International Bond Fund, Class I**	131,193	404,978	148,608	387,563	2,290,495	50,601	-	(15,866)
Oppenheimer Real Estate Fund, Class I**	18,623	73,012	33,777	57,858	1,669,795	29,430	63,994	98,295

					$107,651,399	$2,080,976	$3,887,181	$1,229,904

MM RetireSMART 2030 Fund
Babson Global Floating Rate Fund, Class Y*	-	523,283	16,536	506,747	$4,839,430	$302,583	$4,140	$(1,118)
MassMutual Premier Core Bond Fund, Class I	1,413,036	1,377,630	398,543	2,392,123	26,935,310	687,858	116,221	(21,206)
MassMutual Premier Disciplined Growth Fund, Class R5	2,302,719	131,095	2,433,814	-	-	-	-	3,924,196
MassMutual Premier Disciplined Growth Fund, Class I	-	3,549,106	524,894	3,024,212	35,443,762	365,986	4,056,270	315,515
MassMutual Premier Disciplined Value Fund, Class R5	1,853,755	108,618	1,962,373	-	-	-	-	8,664,640
MassMutual Premier Disciplined Value Fund, Class I	-	2,603,210	410,856	2,192,354	35,450,358	614,727	-	266,545
MassMutual Premier International Equity Fund, Class I	-	1,536,858	152,657	1,384,201	16,305,886	209,268	2,545,768	(67,025)
MassMutual Premier Focused International Fund, Class I	334,336	150,383	484,719	-	-	602,801	-	(429,025)
MassMutual Premier High Yield Fund, Class I	1,728,327	1,000,429	1,091,669	1,637,087	14,586,445	1,007,715	350,549	502,863
MassMutual Premier Inflation-Protected and Income Fund, Class I	947,568	1,131,785	364,864	1,714,489	17,607,805	423,903	-	(571,632)
MassMutual Premier International Equity Fund, Class R5	671,879	52,479	724,358	-	-	-	-	1,647,996
MassMutual Premier Money Market Fund, Class R5	-	1,302,828	978,917	323,911	323,911	17	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	1,148,260	473,976	793,339	828,897	8,529,347	195,869	1,143	(97,874)
MassMutual Premier Strategic Emerging Markets Fund, Class I	933,191	680,853	185,425	1,428,619	15,929,100	193,960	-	(697,663)
MassMutual Select Blue Chip Growth Fund, Class R5	807,264	58,823	866,087	-	-	-	-	3,799,504
MassMutual Select Blue Chip Growth Fund, Class I	-	1,213,883	217,427	996,456	17,178,895	-	1,176,121	124,573
MassMutual Select Diversified International Fund, Class R5	1,334,643	117,593	1,452,236	-	-	-	-	1,600,708
MassMutual Select Diversified International Fund, Class I	-	2,129,227	266,303	1,862,924	12,425,700	464,800	-	(12,680)
MassMutual Select Diversified Value Fund, Class R5	990,419	157,148	1,147,567	-	-	-	-	4,123,116
MassMutual Select Diversified Value Fund, Class I	-	1,584,356	228,443	1,355,913	20,148,871	388,418	-	102,813
MassMutual Select Focused Value Fund, Class I	446,201	290,932	144,755	592,378	13,441,064	241,508	1,534,972	881,379
MassMutual Select Fundamental Growth Fund, Class R5	1,619,919	118,709	1,738,628	-	-	-	-	2,990,006
MassMutual Select Fundamental Growth Fund, Class I	-	2,537,998	364,327	2,173,671	17,780,627	174,929	1,912,651	75,656
MassMutual Select Fundamental Value Fund, Class I	1,123,894	473,068	568,551	1,028,411	14,366,897	244,410	917,556	2,107,212
MassMutual Select Growth Opportunities Fund, Class I	1,015,629	552,788	332,211	1,236,206	14,710,851	-	882,437	1,076,683
MassMutual Select Large Cap Value Fund, Class R5	1,003,194	181,617	1,184,811	-	-	-	-	256,882
MassMutual Select Large Cap Value Fund, Class I	-	2,004,910	222,379	1,782,531	14,777,186	442,177	1,918,018	24,899
MassMutual Select Mid Cap Growth Equity II Fund, Class I	475,386	279,020	134,282	620,124	11,565,321	-	1,159,542	556,719
MassMutual Select Mid-Cap Value Fund, Class I	722,034	333,568	161,983	893,619	13,627,686	154,158	195,450	711,384
MassMutual Select Overseas Fund, Class I	3,305,355	2,211,617	841,027	4,675,945	38,763,587	859,207	-	1,302,657

117

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2030 Fund (Continued)
MassMutual Select Small Cap Growth Equity Fund, Class I	324,133	265,287	240,046	349,374	$5,719,255	$-	$1,009,370	$844,791
MassMutual Select Small Cap Value Equity Fund, Class R5	679,289	34,307	713,596	-	-	-	-	3,144,229
MassMutual Select Small Cap Value Equity Fund, Class I	-	955,727	150,590	805,137	12,688,962	85,730	-	(44,268)
MassMutual Select Small Company Growth Fund, Class R5	320,679	19,859	340,538	-	-	-	-	529,320
MassMutual Select Small Company Growth Fund, Class I	-	373,834	77,539	296,295	3,585,166	-	287,821	(38,731)
MassMutual Select Small Company Value Fund, Class I	184,253	169,489	102,881	250,861	3,607,375	31,487	492,703	242,076
MassMutual Select Strategic Bond Fund, Class R5	248,090	28,003	276,093	-	-	-	-	(18,603)
MassMutual Select Strategic Bond Fund, Class I	-	504,261	79,212	425,049	4,314,244	152,094	-	28,041
MassMutual Select Total Return Bond Fund, Class I	299,482	505,287	192,159	612,610	6,187,364	180,200	90,298	(9,265)
MM MSCI EAFE International Index Fund, Class I	2,253,036	1,152,918	416,351	2,989,603	36,473,152	1,126,270	397,795	1,082,604
MM Russell 2000 Small Cap Index Fund, Class I	879,089	524,523	259,623	1,143,989	14,002,426	163,908	1,368,692	653,147
MM S&P Mid Cap Index Fund, Class I	1,031,496	480,806	204,673	1,307,629	17,143,013	182,082	477,402	464,929
Oppenheimer Commodity Strategy Total Return Fund, Class I**	3,733,670	5,006,377	937,746	7,802,301	18,335,407	-	-	(95,650)
Oppenheimer Developing Markets Fund, Class I**	335,450	146,559	228,640	253,369	8,883,109	75,848	151,808	569,575
Oppenheimer Global Real Estate Fund, Class I**	684,633	673,904	140,990	1,217,547	13,417,369	553,481	-	31,572
Oppenheimer International Bond Fund, Class I**	1,581,124	912,408	754,294	1,739,238	10,278,898	344,308	-	(96,717)
Oppenheimer Real Estate Fund, Class I**	287,200	199,307	193,907	292,600	8,444,448	191,262	336,992	334,082

					$527,818,227	$10,660,964	$21,383,719	$40,778,855

MM RetireSMART 2035 Fund
Babson Global Floating Rate Fund, Class Y*	-	54,523	12,823	41,700	$398,239	$23,143	$341	$(299)
MassMutual Premier Core Bond Fund, Class I	61,817	269,844	39,696	291,965	3,287,521	81,625	13,792	1,712
MassMutual Premier Disciplined Growth Fund, Class R5	116,672	37,500	154,172	-	-	-	-	5,865
MassMutual Premier Disciplined Growth Fund, Class I	-	473,672	51,686	421,986	4,945,679	49,781	551,727	38,821
MassMutual Premier Disciplined Value Fund, Class R5	93,946	30,582	124,528	-	-	-	-	225,571
MassMutual Premier Disciplined Value Fund, Class I	-	346,001	39,987	306,014	4,948,243	83,640	-	29,120
MassMutual Premier Focused International Fund, Class I	18,350	44,495	62,845	-	-	81,523	-	(108,513)
MassMutual Premier High Yield Fund, Class I	67,719	197,011	82,433	182,297	1,624,266	108,863	37,870	14,097
MassMutual Premier Inflation-Protected and Income Fund, Class I	37,084	163,417	26,717	173,784	1,784,762	41,848	-	(19,080)
MassMutual Premier International Equity Fund, Class R5	36,862	12,936	49,798	-	-	-	-	26,474
MassMutual Premier International Equity Fund, Class I	-	230,575	20,150	210,425	2,478,805	30,977	376,834	(11,620)
MassMutual Premier Money Market Fund, Class R5	-	144,748	108,991	35,757	35,757	2	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	51,729	96,768	51,803	96,694	994,980	22,241	130	(4,839)
MassMutual Premier Strategic Emerging Markets Fund, Class I	54,851	202,890	28,624	229,117	2,554,650	29,932	-	3,338
MassMutual Select Blue Chip Growth Fund, Class R5	47,692	15,745	63,437	-	-	-	-	107,221
MassMutual Select Blue Chip Growth Fund, Class I	-	185,334	22,929	162,405	2,799,862	-	184,568	18,947
MassMutual Select Diversified International Fund, Class R5	73,240	26,830	100,070	-	-	-	-	40,768

118

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2035 Fund (Continued)
MassMutual Select Diversified International Fund, Class I	-	307,416	25,302	282,114	$1,881,704	$67,964	$-	$(7,783)
MassMutual Select Diversified Value Fund, Class R5	58,545	25,296	83,841	-	-	-	-	139,958
MassMutual Select Diversified Value Fund, Class I	-	243,121	22,872	220,249	3,272,906	59,979	-	11,982
MassMutual Select Focused Value Fund, Class I	24,182	76,843	12,755	88,270	2,002,845	34,789	217,049	37,402
MassMutual Select Fundamental Growth Fund, Class R5	95,738	32,009	127,747	-	-	-	-	101,261
MassMutual Select Fundamental Growth Fund, Class I	-	389,976	37,274	352,702	2,885,103	27,442	296,946	12,353
MassMutual Select Fundamental Value Fund, Class I	66,450	155,056	53,113	168,393	2,352,456	38,305	138,709	66,033
MassMutual Select Growth Opportunities Fund, Class I	60,010	178,365	36,813	201,562	2,398,583	-	135,200	92,827
MassMutual Select Large Cap Value Fund, Class R5	59,310	27,251	86,561	-	-	-	-	44,935
MassMutual Select Large Cap Value Fund, Class I	-	312,646	22,705	289,941	2,403,614	69,455	296,624	440
MassMutual Select Mid Cap Growth Equity II Fund, Class I	26,310	81,240	13,326	94,224	1,757,285	-	167,785	41,872
MassMutual Select Mid-Cap Value Fund, Class I	39,978	111,636	15,467	136,147	2,076,244	22,608	28,767	46,886
MassMutual Select Overseas Fund, Class I	181,420	660,486	136,439	705,467	5,848,317	109,111	-	135,434
MassMutual Select Small Cap Growth Equity Fund, Class I	18,552	57,683	21,918	54,317	889,166	-	149,278	10,550
MassMutual Select Small Cap Value Equity Fund, Class R5	36,840	11,383	48,223	-	-	-	-	105,223
MassMutual Select Small Cap Value Equity Fund, Class I	-	136,598	13,005	123,593	1,947,828	12,716	-	(4,197)
MassMutual Select Small Company Growth Fund, Class R5	18,419	6,279	24,698	-	-	-	-	2,547
MassMutual Select Small Company Growth Fund, Class I	-	49,981	5,287	44,694	540,796	-	40,830	(2,430)
MassMutual Select Small Company Value Fund, Class I	9,642	36,386	7,930	38,098	547,850	4,639	72,235	264
MassMutual Select Strategic Bond Fund, Class R5	11,313	4,553	15,866	-	-	-	-	(1,315)
MassMutual Select Strategic Bond Fund, Class I	-	58,113	6,117	51,996	527,763	17,969	-	2,245
MassMutual Select Total Return Bond Fund, Class I	13,682	76,216	14,721	75,177	759,290	21,330	10,728	(836)
MM MSCI EAFE International Index Fund, Class I	123,686	375,075	44,496	454,265	5,542,038	164,977	57,733	66,163
MM Russell 2000 Small Cap Index Fund, Class I	49,860	150,516	24,432	175,944	2,153,551	24,343	198,364	29,102
MM S&P Mid Cap Index Fund, Class I	57,108	162,238	20,665	198,681	2,604,706	26,749	69,089	24,066
Oppenheimer Commodity Strategy Total Return Fund, Class I**	201,601	1,046,640	100,721	1,147,520	2,696,673	-	-	(20,875)
Oppenheimer Developing Markets Fund, Class I**	17,248	35,549	19,010	33,787	1,184,573	10,067	20,148	34,650
Oppenheimer Global Real Estate Fund, Class I**	35,442	156,187	14,683	176,946	1,949,948	75,155	-	9,591
Oppenheimer International Bond Fund, Class I**	78,099	200,767	72,264	206,602	1,221,020	28,195	-	(8,437)
Oppenheimer Real Estate Fund, Class I**	16,129	51,367	23,516	43,980	1,269,254	22,651	48,363	78,105

					$76,566,277	$1,392,019	$3,113,110	$1,415,599

MM RetireSMART 2040 Fund
Babson Global Floating Rate Fund, Class Y*	-	206,833	12,755	194,078	$1,853,449	$117,153	$1,586	$(775)
MassMutual Premier Core Bond Fund, Class I	758,046	643,210	216,125	1,185,131	13,344,574	339,384	57,343	(24,881)
MassMutual Premier Disciplined Growth Fund, Class R5	1,316,429	84,943	1,401,372	-	-	-	-	1,900,612
MassMutual Premier Disciplined Growth Fund, Class I	-	1,952,982	290,036	1,662,946	19,489,728	200,465	2,221,784	172,395
MassMutual Premier Disciplined Value Fund, Class R5	1,059,808	69,402	1,129,210	-	-	-	-	4,491,064
MassMutual Premier Disciplined Value Fund, Class I	-	1,438,226	232,692	1,205,534	19,493,490	336,711	-	149,374

119

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2040 Fund (Continued)
MassMutual Premier Focused International Fund, Class I	225,627	89,238	314,865	-	$-	$386,240	$-	$(247,890)
MassMutual Premier High Yield Fund, Class I	712,003	337,827	450,405	599,425	5,340,879	367,073	127,692	109,598
MassMutual Premier Inflation-Protected and Income Fund, Class I	358,205	373,010	144,367	586,848	6,026,932	144,507	-	(238,988)
MassMutual Premier International Equity Fund, Class R5	453,382	41,906	495,288	-	-	-	-	1,109,139
MassMutual Premier International Equity Fund, Class I	-	993,624	91,657	901,967	10,625,177	135,806	1,652,097	(44,467)
MassMutual Premier Money Market Fund, Class R5	-	645,691	485,375	160,316	160,316	8	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	600,570	227,452	448,671	379,351	3,903,525	89,234	521	(42,767)
MassMutual Premier Strategic Emerging Markets Fund, Class I	629,594	418,330	116,420	931,504	10,386,265	125,952	-	(446,542)
MassMutual Select Blue Chip Growth Fund, Class R5	630,132	48,616	678,748	-	-	-	-	2,768,781
MassMutual Select Blue Chip Growth Fund, Class I	-	899,025	151,958	747,067	12,879,437	-	875,287	83,842
MassMutual Select Diversified International Fund, Class R5	902,188	89,570	991,758	-	-	-	-	1,169,953
MassMutual Select Diversified International Fund, Class I	-	1,384,171	170,365	1,213,806	8,096,084	301,781	-	(10,881)
MassMutual Select Diversified Value Fund, Class R5	773,141	119,919	893,060	-	-	-	-	3,184,854
MassMutual Select Diversified Value Fund, Class I	-	1,177,190	164,697	1,012,493	15,045,642	288,813	-	71,174
MassMutual Select Focused Value Fund, Class I	294,104	169,882	89,543	374,443	8,496,102	152,145	966,235	534,851
MassMutual Select Fundamental Growth Fund, Class R5	1,264,521	101,489	1,366,010	-	-	-	-	2,281,568
MassMutual Select Fundamental Growth Fund, Class I	-	1,876,655	253,497	1,623,158	13,277,436	130,188	1,422,760	48,830
MassMutual Select Fundamental Value Fund, Class I	877,343	320,809	422,825	775,327	10,831,317	181,903	681,909	1,575,170
MassMutual Select Growth Opportunities Fund, Class I	792,789	370,482	235,868	927,403	11,036,095	-	656,037	761,959
MassMutual Select Large Cap Value Fund, Class R5	783,140	138,502	921,642	-	-	-	-	240,020
MassMutual Select Large Cap Value Fund, Class IC	-	1,490,532	159,380	1,331,152	11,035,253	329,066	1,426,222	14,913
MassMutual Select Mid Cap Growth Equity II Fund, Class I	326,665	168,948	87,112	408,501	7,618,552	-	760,826	410,950
MassMutual Select Mid-Cap Value Fund, Class I	496,172	194,843	102,314	588,701	8,977,683	101,195	128,320	448,171
MassMutual Select Overseas Fund, Class I	2,230,600	1,295,776	480,080	3,046,296	25,253,794	550,776	-	735,066
MassMutual Select Small Cap Growth Equity Fund, Class I	227,858	169,271	163,714	233,415	3,820,996	-	671,591	583,832
MassMutual Select Small Cap Value Equity Fund, Class I	-	637,062	99,246	537,816	8,475,977	57,070	-	(26,559)
MassMutual Select Small Cap Value Equity Fund, Class R5	471,391	27,067	498,458	-	-	-	-	2,148,773
MassMutual Select Small Company Growth Fund, Class R5	225,521	15,775	241,296	-	-	-	-	369,122
MassMutual Select Small Company Growth Fund, Class I	-	251,496	53,821	197,675	2,391,873	-	191,776	(27,906)
MassMutual Select Small Company Value Fund, Class I	126,831	107,619	67,335	167,115	2,403,119	20,913	327,283	163,776
MassMutual Select Strategic Bond Fund, Class R5	132,997	19,604	152,601	-	-	-	-	(16,416)
MassMutual Select Strategic Bond Fund, Class I	-	252,884	44,121	208,763	2,118,949	74,507	-	15,184
MassMutual Select Total Return Bond Fund, Class I	160,556	235,036	85,829	309,763	3,128,609	90,784	45,514	(19,292)
MM MSCI EAFE International Index Fund, Class I	1,519,567	704,417	275,822	1,948,162	23,767,582	731,238	258,125	704,933
MM Russell 2000 Small Cap Index Fund, Class I	616,312	321,829	173,437	764,704	9,359,971	109,186	912,057	441,044
MM S&P Mid Cap Index Fund, Class I	708,833	282,282	130,071	861,044	11,288,281	119,502	313,146	294,705
Oppenheimer Commodity Strategy Total Return Fund, Class I**	2,404,436	2,957,321	589,680	4,772,077	11,214,380	-	-	(68,638)
Oppenheimer Developing Markets Fund, Class I**	225,876	97,542	166,412	157,006	5,504,633	46,808	93,683	431,493

120

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2040 Fund (Continued)
Oppenheimer Global Real Estate Fund, Class I**	449,146	396,233	88,550	756,829	$8,340,256	$343,297	$-	$20,321
Oppenheimer International Bond Fund, Class I**	840,262	393,295	404,216	829,341	4,901,408	171,796	-	(57,824)
Oppenheimer Real Estate Fund, Class I**	189,922	110,835	118,712	182,045	5,253,820	118,957	208,613	209,030

					$325,141,584	$6,162,458	$14,000,407	$26,370,671

MM RetireSMART 2045 Fund
Babson Global Floating Rate Fund, Class Y*	-	13,019	3,188	9,831	$93,888	$5,345	$80	$(43)
MassMutual Premier Core Bond Fund, Class I	14,415	86,294	10,191	90,518	1,019,229	24,779	4,187	(541)
MassMutual Premier Disciplined Growth Fund, Class R5	54,166	20,262	74,428	-	-	-	-	10,424
MassMutual Premier Disciplined Growth Fund, Class I	-	234,978	23,523	211,455	2,478,258	24,450	270,981	18,661
MassMutual Premier Disciplined Value Fund, Class R5	43,619	16,523	60,142	-	-	-	-	112,194
MassMutual Premier Disciplined Value Fund, Class I	-	172,030	18,695	153,335	2,479,429	41,078	-	15,627
MassMutual Premier Focused International Fund, Class I	9,832	25,776	35,608	-	-	47,896	-	(64,079)
MassMutual Premier High Yield Fund, Class I	12,588	49,618	18,883	43,323	386,010	25,252	8,784	3,233
MassMutual Premier Inflation-Protected and Income Fund, Class I	6,116	37,675	5,877	37,914	389,377	8,942	-	(3,100)
MassMutual Premier International Equity Fund, Class R5	19,756	8,050	27,806	-	-	-	-	17,414
MassMutual Premier International Equity Fund, Class I	-	135,322	10,948	124,374	1,465,123	17,928	218,098	(7,953)
MassMutual Premier Money Market Fund, Class R5	-	53,740	40,349	13,391	13,391	1	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	11,671	31,086	16,083	26,674	274,476	5,974	35	(649)
MassMutual Premier Strategic Emerging Markets Fund, Class I	28,744	122,238	13,363	137,619	1,534,453	17,396	-	(942)
MassMutual Select Blue Chip Growth Fund, Class R5	28,552	11,023	39,575	-	-	-	-	69,180
MassMutual Select Blue Chip Growth Fund, Class I	-	120,900	12,735	108,165	1,864,768	-	121,190	10,990
MassMutual Select Diversified International Fund, Class R5	39,334	16,595	55,929	-	-	-	-	23,864
MassMutual Select Diversified International Fund, Class I	-	179,329	12,404	166,925	1,113,392	39,741	-	(4,154)
MassMutual Select Diversified Value Fund, Class R5	35,056	16,856	51,912	-	-	-	-	89,307
MassMutual Select Diversified Value Fund, Class I	-	159,396	13,206	146,190	2,172,383	39,201	-	8,055
MassMutual Select Focused Value Fund, Class I	12,716	44,356	6,332	50,740	1,151,282	19,781	122,923	24,339
MassMutual Select Fundamental Growth Fund, Class R5	57,330	22,372	79,702	-	-	-	-	65,870
MassMutual Select Fundamental Growth Fund, Class I	-	255,292	21,124	234,168	1,915,491	18,016	194,462	7,371
MassMutual Select Fundamental Value Fund, Class I	39,799	103,033	30,163	112,669	1,573,979	25,159	90,363	47,218
MassMutual Select Growth Opportunities Fund, Class I	35,933	118,401	20,006	134,328	1,598,504	-	88,270	55,070
MassMutual Select Large Cap Value Fund, Class R5	35,527	17,985	53,512	-	-	-	-	32,812
MassMutual Select Large Cap Value Fund, Class I	-	205,609	13,095	192,514	1,595,941	45,589	193,905	(131)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	14,304	48,344	6,393	56,255	1,049,162	-	98,749	23,546
MassMutual Select Mid-Cap Value Fund, Class I	21,739	66,894	7,323	81,310	1,239,978	13,340	16,988	25,702
MassMutual Select Overseas Fund, Class I	97,242	383,818	63,918	417,142	3,458,107	61,443	-	76,415
MassMutual Select Small Cap Growth Equity Fund, Class I	10,205	34,554	11,957	32,802	536,965	-	88,670	8,244
MassMutual Select Small Cap Value Equity Fund, Class R5	20,311	7,326	27,637	-	-	-	-	61,461

121

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2045 Fund (Continued)
MassMutual Select Small Cap Value Equity Fund, Class I	-	81,144	6,502	74,642	$1,176,354	$7,594	$-	$(1,814)
MassMutual Select Small Company Growth Fund, Class R5	10,134	4,043	14,177	-	-	-	-	2,919
MassMutual Select Small Company Growth Fund, Class I	-	29,713	2,746	26,967	326,298	-	24,329	(1,272)
MassMutual Select Small Company Value Fund, Class I	5,322	21,984	4,370	22,936	329,824	2,763	42,987	744
MassMutual Select Strategic Bond Fund, Class R5	2,601	1,455	4,056	-	-	-	-	(135)
MassMutual Select Strategic Bond Fund, Class I	-	17,326	1,280	16,046	162,870	5,480	-	385
MassMutual Select Total Return Bond Fund, Class I	3,136	25,149	3,345	24,940	251,898	7,002	3,532	(130)
MM MSCI EAFE International Index Fund, Class I	66,251	220,893	18,366	268,778	3,279,090	96,413	33,666	31,018
MM Russell 2000 Small Cap Index Fund, Class I	27,437	90,699	11,785	106,351	1,301,742	14,549	118,045	18,134
MM S&P Mid Cap Index Fund, Class I	31,059	96,232	8,706	118,585	1,554,651	15,791	40,654	14,487
Oppenheimer Commodity Strategy Total Return Fund, Class I**	103,863	581,768	44,445	641,186	1,506,787	-	-	(15,068)
Oppenheimer Developing Markets Fund, Class I**	9,439	18,989	10,049	18,379	644,356	5,583	11,171	17,581
Oppenheimer Global Real Estate Fund, Class I**	18,632	87,241	5,738	100,135	1,103,492	41,864	-	2,500
Oppenheimer International Bond Fund, Class I**	17,790	59,342	14,875	62,257	367,938	7,717	-	(2,066)
Oppenheimer Real Estate Fund, Class I**	8,493	29,359	12,903	24,949	720,015	12,597	27,097	40,845

					$42,128,901	$698,664	$1,819,166	$833,533

MM RetireSMART 2050 Fund
Babson Global Floating Rate Fund, Class Y*	-	29,105	5,390	23,715	$226,481	$14,399	$194	$(150)
MassMutual Premier Core Bond Fund, Class I	92,014	155,307	81,247	166,074	1,869,995	47,314	7,994	(12,519)
MassMutual Premier Disciplined Growth Fund, Class I	-	719,680	134,451	585,229	6,858,886	70,170	777,707	81,754
MassMutual Premier Disciplined Growth Fund, Class R5	405,364	41,183	446,547	-	-	-	-	248,124
MassMutual Premier Disciplined Value Fund, Class I	-	532,973	108,685	424,288	6,860,745	117,871	-	74,401
MassMutual Premier Disciplined Value Fund, Class R5	326,414	33,691	360,105	-	-	-	-	1,030,770
MassMutual Premier Focused International Fund, Class I	73,559	48,075	121,634	-	-	144,435	-	(136,524)
MassMutual Premier High Yield Fund, Class I	82,166	65,094	72,362	74,898	667,339	45,559	15,848	7,562
MassMutual Premier Inflation-Protected and Income Fund, Class I	40,662	62,335	33,068	69,929	718,169	17,125	-	(20,052)
MassMutual Premier International Equity Fund, Class R5	147,740	19,713	167,453	-	-	-	-	213,161
MassMutual Premier International Equity Fund, Class I	-	392,735	49,267	343,468	4,046,047	51,427	625,617	(12,027)
MassMutual Premier Money Market Fund, Class R5	-	146,278	109,877	36,401	36,401	2	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	75,196	62,596	93,529	44,263	455,469	10,317	60	(5,204)
MassMutual Premier Strategic Emerging Markets Fund, Class I	209,408	216,188	68,236	357,360	3,984,565	47,873	-	55,643
MassMutual Select Blue Chip Growth Fund, Class I	-	372,292	73,213	299,079	5,156,115	-	348,126	41,377
MassMutual Select Blue Chip Growth Fund, Class R5	213,749	24,892	238,641	-	-	-	-	662,233
MassMutual Select Diversified International Fund, Class I	-	548,946	87,305	461,641	3,079,147	114,178	-	4,606
MassMutual Select Diversified International Fund, Class R5	294,786	40,898	335,684	-	-	-	-	275,381
MassMutual Select Diversified Value Fund, Class I	-	490,809	85,983	404,826	6,015,713	114,168	-	41,996
MassMutual Select Diversified Value Fund, Class R5	262,366	50,913	313,279	-	-	-	-	812,116
MassMutual Select Focused Value Fund, Class I	95,139	83,813	38,350	140,602	3,190,260	56,843	358,664	196,205
MassMutual Select Fundamental Growth Fund, Class I	-	777,145	128,415	648,730	5,306,608	51,773	563,570	26,264
MassMutual Select Fundamental Growth Fund, Class R5	429,058	51,237	480,295	-	-	-	-	606,280
MassMutual Select Fundamental Value Fund, Class I	297,754	180,752	167,533	310,973	4,344,291	72,309	267,480	480,462
MassMutual Select Growth Opportunities Fund, Class I	269,039	209,876	107,563	371,352	4,419,091	-	258,577	349,327

122

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income		Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2050 Fund (Continued)
MassMutual Select Large Cap Value Fund, Class I	-	618,533	86,116	532,417	$4,413,736	$130,934		$564,092	$15,486
MassMutual Select Large Cap Value Fund, Class R5	265,806	57,132	322,938	-	-	-		-	139,898
MassMutual Select Mid Cap Growth Equity II Fund, Class I	107,033	88,392	39,397	156,028	2,909,918	-		287,559	157,294
MassMutual Select Mid-Cap Value Fund, Class I	162,608	111,782	49,416	224,974	3,430,850	38,425		48,788	224,421
MassMutual Select Overseas Fund, Class I	727,265	714,944	284,603	1,157,606	9,596,551	197,745		-	682,990
MassMutual Select Small Cap Growth Equity Fund, Class I	75,628	75,871	61,611	89,888	1,471,467	-		256,050	128,786
MassMutual Select Small Cap Value Equity Fund, Class I	-	252,965	46,340	206,625	3,256,411	21,814		-	(7,404)
MassMutual Select Small Cap Value Equity Fund, Class R5	153,874	15,043	168,917	-	-	-		-	556,478
MassMutual Select Small Company Growth Fund, Class I	-	96,097	20,497	75,600	914,764	-		72,262	(9,284)
MassMutual Select Small Company Growth Fund, Class R5	74,948	8,194	83,142	-	-	-		-	66,870
MassMutual Select Small Company Value Fund, Class I	40,976	48,038	25,001	64,013	920,514	7,975		124,581	36,394
MassMutual Select Strategic Bond Fund, Class I	-	39,546	10,807	28,739	291,702	10,214		-	3,477
MassMutual Select Strategic Bond Fund, Class R5	16,766	2,854	19,620	-	-	-		-	(1,119)
MassMutual Select Total Return Bond Fund, Class I	20,235	43,921	14,176	49,980	504,802	14,548		7,321	(2,779)
MM MSCI EAFE International Index Fund, Class I	495,119	384,397	138,065	741,451	9,045,707	276,760		97,371	373,590
MM Russell 2000 Small Cap Index Fund, Class I	203,775	166,403	76,206	293,972	3,598,213	41,756		345,837	210,517
MM S&P Mid Cap Index Fund, Class I	232,336	162,206	65,744	328,798	4,310,540	45,401		118,333	160,746
Oppenheimer Commodity Strategy Total Return Fund, Class I**	773,281	1,310,394	315,667	1,768,008	4,154,819	-		-	(25,696)
Oppenheimer Developing Markets Fund, Class I**	72,315	37,123	51,855	57,583	2,018,875	17,203		34,431	144,058
Oppenheimer Global Real Estate Fund, Class I**	142,854	185,366	46,896	281,324	3,100,189	126,266		-	22,876
Oppenheimer International Bond Fund, Class I**	112,290	79,062	76,634	114,718	677,985	22,907		-	(6,490)
Oppenheimer Real Estate Fund, Class I**	62,398	54,841	49,153	68,086	1,964,954	42,959		77,293	120,946

					$113,817,319	$1,970,670		$5,257,755	$8,013,241

MM RetireSMART 2055 Fund
Babson Global Floating Rate Fund, Class Y*	-	660	39	621	$5,932	$342		$5	$(1)
MassMutual Premier Core Bond Fund, Class I	1,313	7,071	1,213	7,171	80,741	2,015		340	254
MassMutual Premier Disciplined Growth Fund, Class R5	5,499	2,685	8,184	-	-	-		-	(3,126)
MassMutual Premier Disciplined Growth Fund, Class I	-	27,717	2,662	25,055	293,646	2,965		32,856	2,055
MassMutual Premier Disciplined Value Fund, Class R5	4,427	2,163	6,590	-	-	-		-	7,201
MassMutual Premier Disciplined Value Fund, Class I	-	20,294	2,119	18,175	293,883	4,982		-	1,676
MassMutual Premier Focused International Fund, Class I	999	3,243	4,242	-	-	5,882		-	(8,202)
MassMutual Premier High Yield Fund, Class I	1,123	4,075	1,633	3,565	31,764	2,140		744	207
MassMutual Premier Inflation-Protected and Income Fund, Class I	552	2,992	541	3,003	30,840	725		-	(110)
MassMutual Premier International Equity Fund, Class R5	2,004	1,056	3,060	-	-	-		-	(322)
MassMutual Premier International Equity Fund, Class I	-	15,718	976	14,742	173,657	2,177		26,482	(1,124)
MassMutual Premier Money Market Fund, Class R5	-	4,615	3,502	1,113	1,113	0	†	-	-
MassMutual Premier Short-Duration Bond Fund, Class I	1,015	2,694	1,729	1,980	20,373	454		3	(45)
MassMutual Premier Strategic Emerging Markets Fund, Class I	2,719	13,469	749	15,439	172,149	2,022		-	162

123

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
MM RetireSMART 2055 Fund (Continued)
MassMutual Select Blue Chip Growth Fund, Class R5	2,897	1,467	4,364	-	$-	$-	$-	$3,718
MassMutual Select Blue Chip Growth Fund, Class I	-	14,268	1,447	12,821	221,035	-	14,537	1,235
MassMutual Select Diversified International Fund, Class R5	3,989	2,180	6,169	-	-	-	-	972
MassMutual Select Diversified International Fund, Class I	-	21,327	1,547	19,780	131,934	4,769	-	(574)
MassMutual Select Diversified Value Fund, Class R5	3,559	2,072	5,631	-	-	-	-	5,667
MassMutual Select Diversified Value Fund, Class I	-	18,843	1,513	17,330	257,525	4,602	-	919
MassMutual Select Focused Value Fund, Class I	1,292	5,373	652	6,013	136,434	2,372	14,388	256
MassMutual Select Fundamental Growth Fund, Class R5	5,820	2,938	8,758	-	-	-	-	3,645
MassMutual Select Fundamental Growth Fund, Class I	-	30,170	2,426	27,744	226,949	2,161	23,009	845
MassMutual Select Fundamental Value Fund, Class I	4,036	12,627	3,303	13,360	186,636	3,013	10,325	745
MassMutual Select Growth Opportunities Fund, Class I	3,648	14,441	2,161	15,928	189,545	-	10,265	2,864
MassMutual Select Large Cap Value Fund, Class R5	3,600	2,208	5,808	-	-	-	-	1,309
MassMutual Select Large Cap Value Fund, Class I	-	24,353	1,534	22,819	189,173	5,471	22,797	(53)
MassMutual Select Mid Cap Growth Equity II Fund, Class I	1,452	5,931	718	6,665	124,295	-	11,599	564
MassMutual Select Mid-Cap Value Fund, Class I	2,207	8,249	816	9,640	147,003	1,594	2,039	1,316
MassMutual Select Overseas Fund, Class I	9,855	44,207	4,731	49,331	408,950	5,979	-	940
MassMutual Select Small Cap Growth Equity Fund, Class I	1,018	4,064	1,181	3,901	63,864	-	10,518	(1,091)
MassMutual Select Small Cap Value Equity Fund, Class R5	2,105	917	3,022	-	-	-	-	4,480
MassMutual Select Small Cap Value Equity Fund, Class I	-	9,683	837	8,846	139,412	911	-	(394)
MassMutual Select Small Company Growth Fund, Class R5	1,004	543	1,547	-	-	-	-	(540)
MassMutual Select Small Company Growth Fund, Class I	-	3,510	342	3,168	38,336	-	2,767	(193)
MassMutual Select Small Company Value Fund, Class I	566	2,595	462	2,699	38,815	329	5,077	(165)
MassMutual Select Strategic Bond Fund, Class R5	232	124	356	-	-	-	-	13
MassMutual Select Strategic Bond Fund, Class I	-	1,461	92	1,369	13,898	473	-	24
MassMutual Select Total Return Bond, Class I	275	2,102	272	2,105	21,258	597	302	44
MM MSCI EAFE International Index Fund, Class I	6,709	27,345	2,170	31,884	388,990	11,582	3,997	(342)
MM Russell 2000 Small Cap Index Fund, Class I	2,750	11,193	1,318	12,625	154,533	1,748	13,725	(851)
MM S&P Mid Cap Index Fund, Class I	3,145	11,920	1,018	14,047	184,155	1,892	4,776	(443)
Oppenheimer Commodity Strategy Total Return Fund, Class I**	10,459	72,280	6,905	75,834	178,210	-	-	(1,626)
Oppenheimer Developing Markets Fund, Class I**	1,016	2,486	1,043	2,459	86,202	727	1,454	1,093
Oppenheimer Global Real Estate Fund, Class I**	1,979	10,508	737	11,750	129,482	4,912	-	633
Oppenheimer International Bond Fund, Class I**	1,331	5,232	1,633	4,930	29,135	601	-	(112)
Oppenheimer Real Estate Fund, Class I**	831	3,600	1,461	2,970	85,709	1,394	3,261	5,237

					$4,875,576	$78,831	$215,266	$28,760

*	Fund advised by Babson Capital Management LLC.
**	Fund advised by OFI Global Asset Management, Inc.
†	Amount is less than $0.50.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

124

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2014, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

125

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund and MassMutual RetireSMART 2055 Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2015

126

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1996	Retired.	89	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	89	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2012 (2006-2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	89	Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2012	Retired.	89	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

127

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	89	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	89	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	91^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

128

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2003	Retired.	91^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2008 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	89	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

129

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	89

Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	89

Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	89

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	89

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	89

Eric H. Wietsma Age: 48	President	Since 2008	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	89
	Vice President	(2006- 2008)

130

Trustees and Officers (Unaudited) (Continued)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

131

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2014, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM RetireSMART Conservative Fund	27.98%
MM RetireSMART Moderate Fund	51.59%
MM RetireSMART Moderate Growth Fund	72.17%
MM RetireSMART Growth Fund	87.11%
MM RetireSMART In Retirement Fund	38.15%
MM RetireSMART 2010 Fund	40.98%
MM RetireSMART 2015 Fund	38.54%
MM RetireSMART 2020 Fund	78.66%
MM RetireSMART 2025 Fund	52.90%
MM RetireSMART 2030 Fund	51.29%
MM RetireSMART 2035 Fund	65.68%
MM RetireSMART 2040 Fund	57.14%
MM RetireSMART 2045 Fund	77.65%
MM RetireSMART 2050 Fund	70.17%
MM RetireSMART 2055 Fund	75.45%

For the year ended December 31, 2014, the following Fund(s) earned the following foreign sources of income:

Amount
MM RetireSMART Conservative Fund	$433,656
MM RetireSMART Moderate Fund	1,767,844
MM RetireSMART Moderate Growth Fund	2,118,504
MM RetireSMART Growth Fund	808,666
MM RetireSMART In Retirement Fund	198,309
MM RetireSMART 2010 Fund	315,579
MM RetireSMART 2015 Fund	216,572
MM RetireSMART 2020 Fund	2,436,270
MM RetireSMART 2025 Fund	519,539
MM RetireSMART 2030 Fund	3,112,644
MM RetireSMART 2035 Fund	435,558
MM RetireSMART 2040 Fund	2,008,761
MM RetireSMART 2045 Fund	252,384
MM RetireSMART 2050 Fund	748,953
MM RetireSMART 2055 Fund	29,150

132

Federal Tax Information (Unaudited) (Continued)

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2014:

Qualified Dividend Income
MM RetireSMART Conservative Fund	2,385,407
MM RetireSMART Moderate Fund	9,232,635
MM RetireSMART Moderate Growth Fund	8,977,262
MM RetireSMART Growth Fund	2,650,254
MM RetireSMART In Retirement Fund	1,122,086
MM RetireSMART 2010 Fund	1,693,529
MM RetireSMART 2015 Fund	1,104,200
MM RetireSMART 2020 Fund	13,918,734
MM RetireSMART 2025 Fund	2,817,990
MM RetireSMART 2030 Fund	16,886,602
MM RetireSMART 2035 Fund	2,193,513
MM RetireSMART 2040 Fund	10,536,996
MM RetireSMART 2045 Fund	1,376,446
MM RetireSMART 2050 Fund	3,589,553
MM RetireSMART 2055 Fund	135,311

133

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

134

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2014:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Conservative Fund
Class I	$1,000	0.02%	$997.80	$0.10	$1,025.10	$0.10
Class R5	1,000	0.12%	996.80	0.60	1,024.60	0.61
Service Class	1,000	0.22%	996.20	1.11	1,024.10	1.12
Administrative Class	1,000	0.32%	996.00	1.61	1,023.60	1.63
Class A	1,000	0.57%	995.30	2.87	1,022.30	2.91
Class R4	1,000	0.47%	995.50	2.36	1,022.80	2.40
Class R3	1,000	0.72%	993.60	3.62	1,021.60	3.67
MM RetireSMART Moderate Fund
Class I	1,000	0.04%	992.30	0.20	1,025.00	0.20
Class R5	1,000	0.14%	991.50	0.70	1,024.50	0.71
Service Class	1,000	0.24%	991.50	1.20	1,024.00	1.22
Administrative Class	1,000	0.34%	991.30	1.71	1,023.50	1.73
Class A	1,000	0.59%	989.70	2.96	1,022.20	3.01
Class R4	1,000	0.49%	989.90	2.46	1,022.70	2.50
Class R3	1,000	0.74%	989.00	3.71	1,021.50	3.77

135

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Moderate Growth Fund
Class I	$1,000	0.04%	$986.10	$0.20	$1,025.00	$0.20
Class R5	1,000	0.14%	985.20	0.70	1,024.50	0.71
Service Class	1,000	0.24%	984.40	1.20	1,024.00	1.22
Administrative Class	1,000	0.34%	985.00	1.70	1,023.50	1.73
Class A	1,000	0.59%	983.00	2.95	1,022.20	3.01
Class R4	1,000	0.49%	983.60	2.45	1,022.70	2.50
Class R3	1,000	0.74%	982.60	3.70	1,021.50	3.77
MM RetireSMART Growth Fund
Class I	1,000	0.07%	986.00	0.35	1,024.90	0.36
Class R5	1,000	0.17%	985.80	0.85	1,024.30	0.87
Service Class	1,000	0.27%	985.30	1.35	1,023.80	1.38
Administrative Class	1,000	0.37%	985.00	1.85	1,023.30	1.89
Class A	1,000	0.62%	983.30	3.10	1,022.10	3.16
Class R4	1,000	0.52%	983.60	2.60	1,022.60	2.65
Class R3	1,000	0.77%	982.60	3.85	1,021.30	3.92
MM RetireSMART In Retirement Fund
Class I	1,000	0.06%	993.90	0.30	1,024.90	0.31
Class R5	1,000	0.16%	992.10	0.80	1,024.40	0.82
Service Class	1,000	0.26%	991.60	1.31	1,023.90	1.33
Administrative Class	1,000	0.36%	992.20	1.81	1,023.40	1.84
Class A	1,000	0.61%	990.30	3.06	1,022.10	3.11
Class R4	1,000	0.51%	991.10	2.56	1,022.60	2.60
Class R3	1,000	0.76%	989.90	3.81	1,021.40	3.87
MM RetireSMART 2010 Fund
Class I	1,000	0.04%	992.10	0.20	1,025.00	0.20
Class R5	1,000	0.14%	992.10	0.70	1,024.50	0.71
Service Class	1,000	0.24%	991.50	1.20	1,024.00	1.22
Administrative Class	1,000	0.34%	990.30	1.71	1,023.50	1.73
Class A	1,000	0.59%	989.80	2.96	1,022.20	3.01
Class R4	1,000	0.49%	990.30	2.46	1,022.70	2.50
Class R3	1,000	0.74%	988.10	3.71	1,021.50	3.77
MM RetireSMART 2015 Fund
Class I	1,000	0.06%	991.20	0.30	1,024.90	0.31
Class R5	1,000	0.16%	991.20	0.80	1,024.40	0.82
Service Class	1,000	0.26%	990.70	1.30	1,023.90	1.33
Administrative Class	1,000	0.36%	989.70	1.81	1,023.40	1.84
Class A	1,000	0.61%	988.40	3.06	1,022.10	3.11
Class R4	1,000	0.51%	988.70	2.56	1,022.60	2.60
Class R3	1,000	0.76%	988.20	3.81	1,021.40	3.87
MM RetireSMART 2020 Fund
Class I	1,000	0.04%	989.60	0.20	1,025.00	0.20
Class R5	1,000	0.14%	989.60	0.70	1,024.50	0.71
Service Class	1,000	0.24%	988.80	1.20	1,024.00	1.22
Administrative Class	1,000	0.34%	989.00	1.70	1,023.50	1.73
Class A	1,000	0.59%	987.40	2.96	1,022.20	3.01
Class R4	1,000	0.49%	987.10	2.45	1,022.70	2.50
Class R3	1,000	0.74%	986.30	3.70	1,021.50	3.77

136

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2025 Fund
Class I	$1,000	0.01%	$987.50	$0.05	$1,025.20	$0.05
Class R5	1,000	0.11%	986.80	0.55	1,024.70	0.56
Service Class	1,000	0.21%	986.90	1.05	1,024.10	1.07
Administrative Class	1,000	0.31%	985.70	1.55	1,023.60	1.58
Class A	1,000	0.56%	984.30	2.80	1,022.40	2.85
Class R4	1,000	0.46%	985.30	2.30	1,022.90	2.35
Class R3	1,000	0.71%	983.40	3.55	1,021.60	3.62
MM RetireSMART 2030 Fund
Class I	1,000	0.04%	985.80	0.20	1,025.00	0.20
Class R5	1,000	0.14%	984.90	0.70	1,024.50	0.71
Service Class	1,000	0.24%	984.50	1.20	1,024.00	1.22
Administrative Class	1,000	0.34%	984.10	1.70	1,023.50	1.73
Class A	1,000	0.59%	982.70	2.95	1,022.20	3.01
Class R4	1,000	0.49%	983.30	2.45	1,022.70	2.50
Class R3	1,000	0.74%	982.40	3.70	1,021.50	3.72
MM RetireSMART 2035 Fund
Class I	1,000	0.05%	985.40	0.25	1,025.00	0.26
Class R5	1,000	0.15%	986.10	0.75	1,024.40	0.77
Service Class	1,000	0.25%	985.30	1.25	1,023.90	1.28
Administrative Class	1,000	0.35%	983.90	1.75	1,023.40	1.79
Class A	1,000	0.60%	983.50	3.00	1,022.20	3.06
Class R4	1,000	0.50%	984.10	2.50	1,022.70	2.55
Class R3	1,000	0.75%	982.70	3.75	1,021.40	3.82
MM RetireSMART 2040 Fund
Class I	1,000	0.04%	986.80	0.20	1,025.00	0.20
Class R5	1,000	0.14%	985.90	0.70	1,024.50	0.71
Service Class	1,000	0.24%	986.10	1.20	1,024.00	1.22
Administrative Class	1,000	0.34%	985.90	1.70	1,023.50	1.73
Class A	1,000	0.59%	984.30	2.95	1,022.20	3.01
Class R4	1,000	0.49%	984.20	2.45	1,022.70	2.50
Class R3	1,000	0.74%	983.40	3.70	1,021.50	3.77
MM RetireSMART 2045 Fund
Class I	1,000	0.02%	986.90	0.10	1,025.10	0.10
Class R5	1,000	0.12%	986.80	0.60	1,024.60	0.61
Service Class	1,000	0.22%	986.20	1.10	1,024.10	1.12
Administrative Class	1,000	0.32%	985.30	1.60	1,023.60	1.63
Class A	1,000	0.57%	984.20	2.85	1,022.30	2.91
Class R4	1,000	0.47%	984.70	2.35	1,022.80	2.40
Class R3	1,000	0.72%	983.60	3.60	1,021.60	3.67
MM RetireSMART 2050 Fund
Class I	1,000	0.02%	985.90	0.10	1,025.10	0.10
Class R5	1,000	0.12%	986.70	0.60	1,024.60	0.61
Service Class	1,000	0.22%	985.60	1.10	1,024.10	1.12
Administrative Class	1,000	0.32%	985.60	1.60	1,023.60	1.63
Class A	1,000	0.57%	983.40	2.85	1,022.30	2.91
Class R4	1,000	0.47%	984.50	2.35	1,022.80	2.40
Class R3	1,000	0.72%	983.80	3.60	1,021.60	3.67

137

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio		Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*		Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2055 Fund
Class I	$1,000	0.00	% [a]	$987.00	$0.00	[b]	$1,025.20	$0.00	[b]
Class R5	1,000	0.10%		986.40	0.50		1,024.70	0.51
Service Class	1,000	0.20%		986.40	1.00		1,024.20	1.02
Administrative Class	1,000	0.30%		985.50	1.50		1,023.70	1.53
Class A	1,000	0.55%		983.70	2.75		1,022.40	2.80
Class R4	1,000	0.45%		984.80	2.25		1,022.90	2.29
Class R3	1,000	0.70%		983.00	3.50		1,021.70	3.57

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
a	Amount is less than 0.005%
b	Amount is less than $0.005 per share

138

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082 March 1, 2015

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services
is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-35785-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms.”

December 31, 2014

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended December 31, 2014. U.S. stocks and bonds rose in 2014, with stocks reaching new heights and outperforming their foreign counterparts by a considerable margin. The accelerating expansion of the U.S. economy provided an accommodative investing environment that stood in sharp contrast to the challenges faced by some of the world’s other large economies in Europe and the Far East.

The performance of U.S. equity markets during 2014 was encouraging, but the volatility that resurfaced during the fourth quarter and the struggles of some foreign markets serve as ongoing reminders that retirement investors should not focus on short-term performance – but rather on making investment decisions that are based on their long-term goals and objectives. Individuals who are saving for retirement may have the advantage of not needing to access their funds in the short term. Even those who have begun withdrawing their retirement savings may choose to have the majority of their account balance remain invested, since retirement can last for decades. We believe retirement investors give themselves a greater opportunity to reach their retirement income goals when they follow certain investment guidelines, such as the ones below.

Investment concepts to keep in mind

Avoid focusing on daily market performance

Investing for retirement is a long-term proposition. While most retirement investors seem to understand that the financial markets experience volatility from time to time, seasoned investors typically take a long-term approach to investing and avoid focusing on short-term results.

The one thing you can control is your contribution level

Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

Take advantage of asset allocation and diversification*

Stocks, bonds, and short-term/money market investments are investment types that generally perform differently at different times, depending on the economic climate. Each of these categories contains an even broader array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe investors can help reduce their over-exposure to one or two poorly performing investment types by including a mix of investment types and sub-categories in their retirement strategy.

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms. To get there, we believe you may benefit most by maintaining a plan that

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

takes into consideration your specific goals, how comfortable you are with the market’s ups and downs, and how long you have to save and invest for your future. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

December 31, 2014

Investors drive U.S. stocks up, oil down; central bank concludes bond buying in 2014

Major U.S. stock indexes rose in 2014, with the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (the “Dow”), two of the most widely followed U.S. stock market benchmarks, repeatedly reaching new highs and finishing the year near record territory. U.S. bonds also advanced for the year. Foreign markets did not fare as well, as economic growth slowed substantially in Europe, Japan reentered a recession, and China’s economy also stumbled.

Investors navigated periods of volatility and other challenges in an environment that included political action over federal spending and midterm elections that left Republicans with majorities in both houses of the U.S. Congress, geopolitical conflicts in Eastern Europe and the Middle East, the end of government bond purchases through the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and a precipitous decline in the price of oil. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic measures – including a rebound and acceleration in gross domestic product (“GDP”) – helped bolster stock prices. Housing was a surprisingly notable laggard during much of the year and failed to echo other economic improvements.

The Fed began “tapering” its monthly QE bond purchases to $75 billion in January 2014. The Fed’s monthly reduction proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank made its last monthly buys in October 2014. There was some first-quarter market movement attributable to the tapering, but investors ultimately seemed to accept the inevitable end of the program and the reductions became less of a factor in market movements as the year progressed. The Fed also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following its September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE. Fed statements in mid-December indicated the central bank intends to be “patient” in raising short-term interest rates. While not ruling out rate hikes later in 2015, the Fed allayed investors’ fears that better-than-expected economic growth might cause the central bank to accelerate its timetable for normalizing rates from near-zero levels. The statement also noted that the Fed continues to pay close attention to the slow improvement of credit growth in the U.S. and core inflation that is below the central bank’s 2% target.

The price of oil declined steadily over the second half of the year due to investor concerns about slowing economic growth and falling demand in foreign markets colliding with an overabundant supply. West Texas Intermediate (WTI) crude oil started the year at more than $98 per barrel, gushed to nearly $108 in June, then trickled down steadily to finish 2014 at $53.45 – down more than 45% for the full year. U.S. retail gasoline prices accelerated from about $3.41 per gallon at the beginning of January to nearly $3.79 in late April. Gasoline parked in the $3.74 to $3.78 per gallon range until late June before rolling downhill to approximately $2.39 at the end of the year, which gave drivers the lowest gas prices since 2009. Gold prices gyrated but changed little, cresting to $1,385 per ounce in mid-March 2014, falling to $1,142 in early November, and finishing the year at $1,206 – just $1.50 more than the precious metal’s 2014 opening price.

Market performance

U.S. stocks of all sizes outperformed their foreign counterparts during 2014, with stocks of mid-size and large U.S. companies outpacing their small-company counterparts. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 14.75% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 13.69% advance, and the blue-chip Dow Jones Industrial AverageSM rose 10.04%. The Russell 2000® Index of small-capitalization stocks underperformed other key stock benchmarks, but still advanced 4.89%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declined 2.19% for the year and outperformed the MSCI EAFE Index, a barometer for foreign stocks in developed markets, which fell 4.90%.

Bonds rewarded investors, but underperformed most U.S. stock indexes during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.97%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.64%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

energy companies in the second half of the year worked against high-yield bonds, as many issuers of such bonds are energy companies. Despite losing ground in the third and fourth quarters, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, still managed to advance 2.45% for the year.*

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased later in the quarter, however, and enabled stocks to embark on a recovery.

Resurgent concerns over some aspects of U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen helped bolster the market. Yellen replaced Ben Bernanke at the end of January and is the first woman to lead the Fed. Fiscal woes afflicting the federal government eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did not significantly damage stock prices, so most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The European Central Bank (“ECB”) provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, which stated the central bank would continue to reduce the amount of monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, the second-quarter figure was revised upward to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where economic activity was stagnant – and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

Q4 2014: Volatility increases, but U.S. stocks hit new all-time highs

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter and to new highs for the year. Plunging crude oil prices, the spread of the Ebola virus in West Africa and beyond, and disappointing economic data from Europe and China were some of the factors keeping investors on edge and contributing to two noteworthy – but relatively short – sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (“OPEC”) announced its decision not to cut production. Good news on the U.S. economy was a major factor lifting share prices. GDP expanded by an upwardly revised 5.0% in the third quarter, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

As 2014 drew to a close, the low price of oil, the weakness of overseas economies, and possible actions by the Fed and other central banks around the world were on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad, which may help create a favorable environment for stocks and bonds in 2015.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class R5 shares returned 1.89%, underperforming the 4.77% return of the FTSE World Index (the “benchmark”), an unmanaged, market-capitalization weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series that covers 90%-95% of the investable market capitalization. Conversely, the Fund outperformed the -0.48% return of the Citigroup World Government Bond Index, a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets. Finally, the Fund trailed the 4.17% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; the FTSE World ex U.S. Index, an unmanaged, market-capitalization weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market-capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed to be highly diversified and invests across multiple asset classes, regions, sectors, currencies, and individual securities, so the performance of any individual security is not intended to have a particularly significant impact on the Fund’s overall return. Given the diversified composition of the Fund, the discussion below reflects the general themes impacting Fund performance over the period.

Within equities, stock selection and an underweight allocation to the U.S., relative to the benchmark, as well as stock selection in Canada and Europe – notably France and Germany – detracted from performance in 2014. Conversely, stock selection and an overweight allocation to Japan contributed to the Fund’s returns. From a sector perspective, stock selection and an overweight stake in the materials and industrials sectors, in tandem with stock selection in information technology and financials, weighed on the Fund’s returns. Conversely, an overweight position and stock selection in the health care sector benefited Fund performance.

Within fixed income, an underweight allocation to U.S. fixed-income securities and Japanese government bonds as well as an overweight position in emerging-market sovereign bonds contributed to performance. Conversely, overweight allocations to gold-related securities and cash equivalents negatively impacted results. From a currency perspective, an overweight exposure to the U.S. dollar was a performance driver.

The Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep its overall sensitivity to interest rates relatively low.

The Fund uses derivatives, which are securities that derive their value from the performance of other securities and may include options, futures, indexed securities, inverse securities, swaps, and forward contracts – both to seek to improve performance and to hedge (or protect) the value of the assets against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. The use of options, futures, indexed securities, inverse securities, swaps, and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets, but the Fund will not engage in certain strategies that are considered highly risky and speculative.

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We believe equities, relative to bonds, are likely to provide a more compelling opportunity for total return in 2015. Within equities, we favor Japan, based on what we believe are attractive valuations. Within fixed income, we remain cautious, given the low level of absolute yields on developed-market government bonds; however, we have found opportunities in select corporate and convertible bonds as well as local currency emerging-market government bonds. We continue to maintain a cash position in the Fund, given our unfavorable view on fixed income and to manage risk. Finally, we have a favorable outlook for the U.S. dollar, particularly versus major developed-market currencies such as the euro and the Japanese yen.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 12/31/14

United Kingdom Gilt 2.250% 9/07/23	1.3%
Australia Government Bond 2.750% 10/21/19	1.1%
United Mexican States 10.000% 12/05/24	1.1%
U.S. Treasury Note 2.000% 5/31/21	1.0%
U.S. Treasury Note 2.375% 8/15/24	0.9%
U.S. Treasury Note 2.250% 4/30/21	0.8%
U.S. Treasury Note 2.250% 11/15/24	0.7%
Australia Government Bond 5.250% 3/15/19	0.7%
U.S. Treasury Note 1.625% 7/31/19	0.7%
The Procter & Gamble Co.	0.6%

8.9%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

Equities	58.3%
Bonds & Notes	21.8%
Purchased Options	1.4%
Mutual Funds	0.9%
Warrants	0.0%
Rights	0.0%

Total Long-Term Investments	82.4%
Short-Term Investments and Other Assets and Liabilities	17.6%

Net Assets	100.0%

Securities Sold Short	(0.1)%

7

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 12/1/09 - 12/31/14
Class R5	1.89%	6.31%	6.00%
Service Class	1.80%	6.22%	5.91%
Administrative Class	1.70%	6.13%	5.82%
Class A	1.42%	5.80%	5.49%
Class A (sales load deducted)*	-4.41%	4.55%	4.27%
FTSE World Index#	4.77%	10.00%	10.27%
Citigroup World Government Bond Index	-0.48%	1.67%	0.62%
Custom Global Allocation Index	4.17%	7.99%	7.77%

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class I, Class R4, Class R3, the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	Since Inception 4/1/14 - 12/31/14
Class I	1.57%
Class R4	1.15%
Class R3	0.97%
FTSE World Index#	3.39%
Citigroup World Government Bond Index	-3.06%
Custom Global Allocation Index	2.54%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 58.3%

COMMON STOCK — 55.8%
Basic Materials — 4.2%
Chemicals — 1.9%
Akzo Nobel NV	13,469	$934,004
Arkema	7,783	516,127
Asahi Kasei Corp.	78,000	714,821
BASF SE	3,046	257,490
CF Industries Holdings, Inc.	491	133,817
The Dow Chemical Co.	3,853	175,735
FMC Corp.	15,529	885,619
Hitachi Chemical Co. Ltd.	27,400	485,371
JSR Corp.	32,300	554,650
Koninklijke DSM NV	12,306	748,284
Linde AG	2,839	529,530
LyondellBasell Industries NV Class A	6,272	497,934
Nitto Denko Corp.	19,700	1,101,693
Potash Corp. of Saskatchewan, Inc.	8,055	284,747
PPG Industries, Inc.	920	212,658
Shin-Etsu Chemical Co. Ltd.	26,788	1,742,753
Syngenta AG	6,660	2,138,529
Ube Industries Ltd.	215,600	322,136

		12,235,898

Forest Products & Paper — 0.0%
International Paper Co.	2,767	148,256

Machinery – Construction & Mining — 0.4%
Rio Tinto PLC	63,823	2,940,489

Mining — 1.9%
Antofagasta PLC	155,066	1,800,360
Barrick Gold Corp.	55,524	596,883
BHP Billiton PLC	35,126	751,338
Cameco Corp.	52,381	859,572
Constellium NV (b)	46,704	767,347
Eldorado Gold Corp.	53,295	324,779
First Quantum Minerals Ltd.	118,853	1,688,985
Freeport-McMoRan, Inc.	125,417	2,929,741
Goldcorp, Inc.	66,984	1,240,544
Platinum Group Metals Ltd. (b)	310,967	147,213
Southern Copper Corp.	50,068	1,411,918

		12,518,680

		27,843,323

Communications — 5.8%
Internet — 2.4%
Amazon.com, Inc. (b)	5,046	1,566,026
Dena Co. Ltd.	26,200	313,019
Dropbox, Inc. (a) (b)	87,114	1,663,982
eBay, Inc. (b)	39,577	2,221,061
Facebook, Inc. Class A (b)	13,357	1,042,113

	Number of Shares	Value
Google, Inc. Class A (b)	4,561	$2,420,340
Google, Inc. Class C (b)	5,789	3,047,330
Gree, Inc.	54,600	329,082
SINA Corp. (b)	24,711	924,439
Trend Micro, Inc. (b)	3,300	90,287
Twitter, Inc. (b)	72,586	2,603,660

		16,221,339

Media — 1.0%
Comcast Corp. Class A	33,584	1,948,208
DISH Network Corp. Class A (b)	9,530	694,642
Grupo Televisa SAB	28,643	196,004
Liberty Broadband Corp. (b)	6,146	307,853
Liberty Broadband Corp. (b)	12,411	618,316
Liberty Media Corp. Class A (b)	18,435	650,203
Liberty Media Corp. Class C (b)	39,852	1,396,016
NOS SGPS	49,580	313,866
RTL Group (b)	2,056	195,380
Time Warner Cable, Inc.	1,022	155,405
TV Asahi Holdings Corp.	2,000	31,573
Viacom, Inc. Class B	1,325	99,706

		6,607,172

Telecommunications — 2.4%
Amdocs Ltd.	2,789	130,121
America Movil SAB de C.V. Sponsored ADR (Mexico)	23,472	520,609
AT&T, Inc.	34,417	1,156,067
Axiata Group	299,212	602,623
BT Group PLC	99,205	615,821
Cisco Systems, Inc.	89,684	2,494,560
Deutsche Telekom AG	36,275	581,426
Ei Towers SpA (b)	16,093	805,556
Far EasTone Telecommunications Co. Ltd.	91,087	209,703
Harris Corp.	1,667	119,724
KDDI Corp.	12,400	775,871
Motorola Solutions, Inc.	1,773	118,933
Nippon Telegraph & Telephone Corp.	9,770	502,745
NTT DOCOMO, Inc.	8,600	125,888
Oi SA ADR (Brazil) (b)	21,760	69,413
Orange S.A.	17,979	305,756
QUALCOMM, Inc.	12,063	896,643
Samsung SDI Co. Ltd.	1,403	145,865
Singapore Telecommunications Ltd.	291,228	854,861
Swisscom AG	285	149,654
Taiwan Mobile Co. Ltd.	63,000	208,054
TDC A/S	19,925	151,841
Telecom Italia SpA (b)	227,219	240,970
Telecom Italia SpA- RSP	54,481	45,537
Telekom Malaysia	133,624	262,107

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Verizon Communications, Inc.	49,626	$2,321,504
Verizon Communications, Inc.	7,271	338,745
Vodafone Group PLC	136,684	468,342
Vodafone Group PLC Sponsored ADR (United Kingdom)	13,315	454,974

		15,673,913

		38,502,424

Consumer, Cyclical — 5.8%
Airlines — 0.2%
Japan Airlines Co. Ltd.	47,300	1,381,661

Apparel — 0.0%
Hermes International	-	104

Auto Manufacturers — 2.0%
Bayerische Motoren Werke AG	6,211	674,538
Daihatsu Motor Co. Ltd.	1,700	22,299
Dongfeng Motor Group Co. Ltd. Class H	97,500	136,050
Ford Motor Co.	114,180	1,769,790
Fuji Heavy Industries Ltd.	103,930	3,659,901
Honda Motor Co. Ltd.	36,860	1,071,878
Hyundai Motor Co.	4,618	701,097
Isuzu Motors Ltd.	39,700	484,365
Maruti Suzuki India Ltd.	8,015	421,037
Paccar, Inc.	10,053	683,705
Suzuki Motor Corp.	55,037	1,654,467
Toyota Motor Corp.	23,800	1,484,181
Volkswagen AG	258	56,217
Yulon Motor Co. Ltd.	150,000	219,400

		13,038,925

Automotive & Parts — 1.3%
Aisin Seiki Co. Ltd.	17,940	644,812
BorgWarner, Inc.	13,504	742,045
Bridgestone Corp.	41,800	1,452,587
Cheng Shin Rubber Industry Co. Ltd.	118,211	277,286
Delphi Automotive PLC	12,942	941,142
Denso Corp.	40,870	1,904,771
Futaba Industrial Co. Ltd.	20,610	96,432
Hyundai Wia Corp.	1,802	286,897
Koito Manufacturing Co. Ltd.	4,400	134,198
Lear Corp.	1,855	181,938
Stanley Electric Co. Ltd.	2,700	58,361
Sumitomo Electric Industries Ltd.	35,400	441,680
Toyota Industries Corp.	33,721	1,723,052

		8,885,201

Distribution & Wholesale — 0.7%
Canon Marketing Japan, Inc.	1,900	31,915
Fastenal Co.	14,807	704,221
Hitachi High-Technologies Corp.	2,900	83,674
Mitsubishi Corp.	59,020	1,082,419
Mitsui & Co. Ltd.	172,352	2,304,031

	Number of Shares	Value
Sumitomo Corp.	59,100	$607,016

		4,813,276

Entertainment — 0.2%
Delta Topco Ltd. (a) (b)	800,425	458,563
Manchester United PLC Class A (b)	15,778	250,870
RAI Way SpA (b) (c)	89,400	345,090
SeaWorld Entertainment, Inc.	10,950	196,005

		1,250,528

Home Builders — 0.0%
MRV Engenharia e Participacoes SA	37,314	104,367

Home Furnishing — 0.1%
Alpine Electronics, Inc.	2,600	42,756
Haier Electronics Group Co. Ltd.	90,000	213,621
Sony Corp.	16,500	335,920

		592,297

Leisure Time — 0.1%
Sega Sammy Holdings, Inc.	19,700	252,739
Yamaha Corp.	6,700	99,517

		352,256

Lodging — 0.0%
Wyndham Worldwide Corp.	1,700	145,792

Retail — 0.9%
Autobacs Seven Co. Ltd.	2,100	29,900
Coach, Inc.	45,927	1,725,018
CVS Health Corp.	1,778	171,239
FamilyMart Co. Ltd.	3,300	123,194
Kohl’s Corp.	1,963	119,822
Lowe’s Cos., Inc.	1,765	121,432
Lululemon Athletica, Inc. (b)	7,468	416,640
Macy’s, Inc.	1,900	124,925
McDonald’s Corp.	16,430	1,539,491
Ryohin Keikaku Co. Ltd.	2,400	296,552
Shimamura Co. Ltd.	700	60,311
Yamada Denki Co. Ltd.	258,500	862,796
Zhongsheng Group Holdings Ltd.	213,850	192,856

		5,784,176

Textiles — 0.1%
Guinness Peat Group PLC (b)	111,362	39,075
Kuraray Co. Ltd.	39,510	450,458

		489,533

Toys, Games & Hobbies — 0.2%
Namco Bandai Holdings, Inc.	4,900	104,005
Nintendo Co. Ltd.	8,800	917,147
Sanrio Co. Ltd.	13,800	343,236

		1,364,388

		38,202,504

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 12.1%
Agriculture — 0.1%
Archer-Daniels-Midland Co.	2,845	$147,940
Chaoda Modern Agriculture Holdings Ltd. (a) (b)	1,265,139	35,424
Philip Morris International, Inc.	5,047	411,078
SLC Agricola SA	25,087	132,544

		726,986

Beverages — 0.8%
The Coca-Cola Co.	46,653	1,969,690
Constellation Brands, Inc. Class A (b)	1,646	161,588
Diageo PLC	5,913	169,591
Diageo PLC Sponsored ADR (United Kingdom)	7,347	838,219
InBev NV	2,364	266,030
Kirin Holdings Co. Ltd.	18,900	234,117
Remy Cointreau SA	8,322	555,867
SABMiller PLC	12,123	627,393
Suntory Beverage & Food Ltd.	9,100	314,203

		5,136,698

Biotechnology — 0.9%
Alexion Pharmaceuticals, Inc. (b)	3,752	694,233
Amgen, Inc.	11,912	1,897,462
Biogen Idec, Inc. (b)	2,666	904,974
Celgene Corp. (b)	11,121	1,243,995
Mesoblast Ltd. (b)	56,372	200,206
Regeneron Pharmaceuticals, Inc. (b)	674	276,508
Vertex Pharmaceuticals, Inc. (b)	7,836	930,917

		6,148,295

Commercial Services — 1.2%
Alliance Data Systems Corp. (b)	472	135,016
Cintas Corp.	1,844	144,644
MasterCard, Inc. Class A	31,076	2,677,508
McKesson Corp.	9,585	1,989,654
Qualicorp SA (b)	37,344	387,926
Sohgo Security Services Co. Ltd.	2,700	64,912
Visa, Inc. Class A	8,996	2,358,751

		7,758,411

Cosmetics & Personal Care — 0.9%
Beiersdorf AG	9,138	745,318
Colgate-Palmolive Co.	13,080	905,005
L’Oreal	2,132	357,936
The Procter & Gamble Co.	44,411	4,045,398

		6,053,657

Foods — 1.1%
Ajinomoto Co., Inc.	18,000	333,535
Cosan Ltd. Class A	50,899	394,467
Danone SA	5,276	347,090
The Fresh Market, Inc. (b)	9,648	397,498
The Kroger Co.	2,832	181,843

	Number of Shares	Value
Nestle SA	40,516	$2,969,885
Unilever NV	52,266	2,053,153
Unilever PLC	15,491	629,256

		7,306,727

Health Care – Products — 0.5%
Becton, Dickinson & Co.	952	132,480
C.R. Bard, Inc.	807	134,462
CareFusion Corp. (b)	2,621	155,530
Fresenius SE & Co. KGaA	5,020	262,145
Getinge AB	22,448	509,881
Medtronic, Inc.	14,972	1,080,978
Mindray Medical International Ltd. ADR (Cayman Islands)	15,914	420,130
Zimmer Holdings, Inc.	4,492	509,483

		3,205,089

Health Care – Services — 2.0%
Aetna, Inc.	15,878	1,410,443
Al Noor Hospitals Group PLC	31,188	478,949
Anthem, Inc.	1,280	160,858
Bangkok Dusit Medical Services PCL	1,067,300	557,981
Bumrungrad Hospital PCL	76,800	329,143
Catalent, Inc. (b)	20,392	568,529
Catamaran Corp. (b)	11,504	595,332
Envision Healthcare Holdings, Inc. (b)	20,935	726,235
HCA Holdings, Inc. (b)	20,965	1,538,621
Healthscope Ltd. (b)	377,359	835,518
HEALTHSOUTH Corp.	8,602	330,833
Humana, Inc.	6,411	920,812
IHH Healthcare Bhd	554,700	763,322
Life Healthcare Group Holdings Ltd.	92,418	340,522
NMC Health PLC	52,867	377,034
Raffles Medical Group Ltd.	91,600	268,756
Siloam International Hospitals Tbk PT (b)	340,880	377,188
Spire Healthcare Group PLC (b) (c)	120,653	709,780
Tenet Healthcare Corp. (b)	11,140	564,464
UnitedHealth Group, Inc.	13,709	1,385,843

		13,240,163

Household Products — 0.2%
Hypermarcas SA (b)	69,746	436,679
Kimberly-Clark Corp.	4,748	548,584

		985,263

Pharmaceuticals — 4.4%
AbbVie, Inc.	44,813	2,932,563
Actavis PLC (b)	9,482	2,440,762
Allergan, Inc.	4,206	894,154
AmerisourceBergen Corp.	1,661	149,756
Astellas Pharma, Inc.	27,250	379,255
AstraZeneca PLC	20,028	1,408,883

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
AstraZeneca PLC Sponsored ADR (United Kingdom)	5,192	$365,413
Bristol-Myers Squibb Co.	16,382	967,029
Cardinal Health, Inc.	2,015	162,671
Eli Lilly & Co.	3,153	217,525
Gilead Sciences, Inc. (b)	7,531	709,872
Merck & Co., Inc.	50,714	2,880,048
Mylan, Inc. (b)	5,823	328,242
Novartis AG	15,984	1,470,008
Otsuka Holdings Co. Ltd.	13,800	413,889
Perrigo Co. PLC	4,076	681,344
Pfizer, Inc. (d)	99,826	3,109,580
Roche Holding AG	14,114	3,825,465
Sanofi ADR (France)	5,942	271,015
Sanofi	22,737	2,072,157
Sawai Pharmaceutical Co. Ltd.	1,800	103,699
Ship Healthcare Holdings, Inc.	8,700	197,681
Shire Ltd.	17,899	1,266,413
Sino Biopharmaceutical Ltd.	404,000	367,513
Sinopharm Group Co.	85,600	301,840
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	21,590	1,241,641

		29,158,418

		79,719,707

Diversified — 0.4%
Holding Company – Diversified — 0.4%
Keppel Corp. Ltd.	171,000	1,141,026
LVMH Moet Hennessy Louis Vuitton SA	3,761	594,742
Wharf Holdings Ltd.	156,000	1,120,274

		2,856,042

Energy — 5.0%
Coal — 0.1%
CONSOL Energy, Inc.	27,131	917,299

Energy – Alternate Sources — 0.1%
NextEra Energy Partners LP	4,553	153,664
TerraForm Power, Inc.	3,119	96,314
TerraForm Power Inc.	7,883	231,256

		481,234

Oil & Gas — 4.0%
Anadarko Petroleum Corp.	24,706	2,038,245
Antero Midstream Partners LP (b)	16,733	460,157
Athabasca Oil Corp. (b)	101,729	226,784
BG Group PLC	36,320	483,446
Chevron Corp.	2,577	289,088
Cimarex Energy Co.	3,300	349,800
Diamondback Energy, Inc. (b)	20,783	1,242,408
Eclipse Resources Corp. (b)	26,890	189,037
EOG Resources, Inc.	3,366	309,908
EQT Corp.	4,180	316,426
Gulfport Energy Corp. (b)	17,275	721,058
Helmerich & Payne, Inc.	1,557	104,973

	Number of Shares	Value
Inpex Corp.	118,400	$1,313,689
KazMunaiGas Exploration Production GDR (Kazakhstan) (e)	24,852	360,313
Lundin Petroleum AB (b)	120,389	1,721,457
Marathon Oil Corp.	3,091	87,444
Marathon Petroleum Corp.	1,691	152,630
Oasis Petroleum, Inc. (b)	13,365	221,057
Ocean Rig UDW, Inc.	16,396	152,155
Oil & Natural Gas Corp. Ltd.	134,245	722,600
Ophir Energy PLC (b)	243,611	528,959
Parsley Energy, Inc. (b)	6,693	106,820
Petroleo Brasileiro SA Sponsored ADR (Brazil)	61,935	452,125
Phillips 66	42,407	3,040,582
Pioneer Natural Resources Co.	3,722	554,020
Royal Dutch Shell PLC ADR (United Kingdom)	45,720	3,060,954
Statoil ASA	175,745	3,079,831
Stone Energy Corp. (b)	19,932	336,452
Suncor Energy, Inc.	3,862	122,734
Talisman Energy, Inc.	28,761	225,199
Tesoro Corp.	9,445	702,236
Total SA	17,714	913,320
Total SA Sponsored ADR (France)	35,670	1,826,304
Valero Energy Corp.	3,147	155,776

		26,567,987

Oil & Gas Services — 0.5%
Oceaneering International, Inc.	26,576	1,562,935
SBM Offshore NV (b)	128,773	1,527,071

		3,090,006

Pipelines — 0.3%
TransCanada Corp.	41,100	2,019,978

		33,076,504

Financial — 9.9%
Banks — 3.9%
Axis Bank Ltd.	21,181	167,134
Banco Bilbao Vizcaya Argentaria SA	72,394	681,337
Bank of America Corp.	185,344	3,315,804
The Bank of New York Mellon Corp.	17,313	702,388
The Bank of Yokohama Ltd.	19,000	103,122
BNP Paribas	25,530	1,500,252
Capital One Financial Corp.	12,992	1,072,490
The Chiba Bank Ltd.	16,000	105,013
Commonwealth Bank of Australia	9,600	666,723
Deutsche Bank AG	30,506	922,067
Fifth Third Bancorp	23,044	469,522
Fukuoka Financial Group, Inc.	67,000	345,919
HDFC Bank Ltd.	15,034	225,295
HSBC Holdings PLC	224,513	2,121,756
ICICI Bank Ltd.	28,375	157,221
Intesa Sanpaolo	325,661	942,085

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Kotak Mahindra Bank Ltd.	8,873	$176,431
Lloyds Banking Group PLC (b)	545,385	644,027
Mitsubishi UFJ Financial Group, Inc.	286,900	1,572,540
Regions Financial Corp.	82,550	871,728
The Shizuoka Bank Ltd.	11,000	100,618
Societe Generale	6,997	294,023
Sumitomo Mitsui Financial Group, Inc.	40,630	1,468,064
Sumitomo Mitsui Trust Holdings, Inc.	66,000	251,881
Svenska Handelsbanken AB	6,923	323,254
The Toronto-Dominion Bank	11,691	558,588
U.S. Bancorp	26,070	1,171,846
UniCredit SpA	52,388	333,895
Wells Fargo & Co.	71,384	3,913,271
Westpac Banking Corp.	15,320	411,859
Yes Bank Ltd.	15,533	188,175

		25,778,328

Diversified Financial — 1.9%
American Express Co.	23,667	2,201,978
Ameriprise Financial, Inc.	1,130	149,442
The Charles Schwab Corp.	22,479	678,641
Citigroup, Inc.	45,294	2,450,858
Deutsche Boerse AG	4,973	356,385
Discover Financial Services	18,544	1,214,447
The Goldman Sachs Group, Inc.	4,275	828,623
JP Morgan Chase & Co.	54,998	3,441,775
UBS Group AG	85,264	1,465,663

		12,787,812

Insurance — 2.3%
ACE Ltd.	1,266	145,438
AIA Group Ltd.	109,200	599,215
Allianz SE	4,501	747,858
Allstate Corp.	7,098	498,635
American International Group, Inc.	23,969	1,342,504
AXA SA	39,345	908,733
Axis Capital Holdings Ltd.	2,304	117,711
Berkshire Hathaway, Inc. Class A (b)	4	904,000
Berkshire Hathaway, Inc. Class B (b)	10,682	1,603,902
The Chubb Corp.	1,065	110,196
CNA Financial Corp.	2,951	114,233
ING Groep NV (b)	73,213	947,934
Legal & General Group PLC	90,145	346,231
Lincoln National Corp.	3,627	209,169
Marsh & McLennan Cos., Inc.	14,389	823,626
MetLife, Inc.	13,526	731,621
Millea Holdings, Inc.	40,175	1,304,673
Mitsui Sumitomo Insurance Group Holdings, Inc.	19,266	457,603
Prudential Financial, Inc.	5,527	499,972
Prudential PLC	43,067	991,065

	Number of Shares	Value
Reinsurance Group of America, Inc. Class A	1,552	$135,986
Sompo Japan Nipponkoa Holdings	16,900	424,697
Sony Financial Holdings, Inc.	30,600	451,228
Xl Group PLC	13,907	477,984

		14,894,214

Investment Companies — 0.0%
RHJ International Deposit Shares (b)	33,281	185,908
RHJ International Deposit Shares (c)	11,800	65,824

		251,732

Real Estate — 1.3%
BR Malls Participacoes SA	65,804	402,371
Capitaland Ltd.	562,500	1,397,583
China Overseas Land & Investment Ltd.	296,000	875,451
Cyrela Brazil Realty SA	28,289	116,557
Daikyo, Inc.	33,000	51,103
Daito Trust Construction Co. Ltd.	3,900	441,579
Global Logistic Properties Ltd.	559,000	1,045,447
Nomura Real Estate Holdings, Inc.	18,300	314,466
Sun Hung Kai Properties Ltd.	125,000	1,890,176
The St. Joe Co. (b)	105,745	1,944,651

		8,479,384

Real Estate Investment Trusts (REITS) — 0.5%
American Capital Agency Corp.	8,857	193,348
American Tower Corp.	6,844	676,529
Crown Castle International Corp.	9,168	721,522
Fibra Uno Administracion SA de CV	283,089	834,661
TF Administradora Industrial S de RL de CV	255,153	535,080

		2,961,140

		65,152,610

Industrial — 7.7%
Aerospace & Defense — 0.9%
The Boeing Co.	875	113,732
European Aeronautic Defence and Space Co.	33,153	1,646,617
General Dynamics Corp.	1,267	174,365
L-3 Communications Holdings, Inc.	1,199	151,326
Northrop Grumman Corp.	1,309	192,934
Raytheon Co.	1,630	176,317
Safran SA	34,241	2,107,498
United Technologies Corp.	12,478	1,434,970

		5,997,759

Biotechnology — 0.1%
Daikin Industries Ltd.	11,700	754,619

Building Materials — 0.2%
Compagnie de Saint-Gobain	14,653	616,881
Rinnai Corp.	6,300	424,224

		1,041,105

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.6%
Energizer Holdings, Inc.	971	$124,832
GS Yuasa Corp.	37,000	157,385
Hitachi Ltd.	201,600	1,475,159
Mitsubishi Electric Corp.	81,000	964,388
Schneider Electric SA	11,401	828,418
Schneider Electric SA	1,817	131,440

		3,681,622

Electronics — 0.9%
Agilent Technologies, Inc.	21,532	881,520
Avnet, Inc.	2,758	118,649
Fanuc Ltd.	2,550	420,849
Hoya Corp.	19,320	646,852
Keyence Corp.	400	177,175
Keysight Technologies, Inc. (b)	3,823	129,103
Koninklijke Philips NV	10,940	317,645
Kyocera Corp.	12,600	577,506
Mabuchi Motor Co. Ltd.	1,800	70,936
Mettler-Toledo, Inc. (b)	739	223,518
Murata Manufacturing Co. Ltd.	4,970	542,891
NEC Corp.	184,000	536,415
Omron Corp.	5,400	242,030
PerkinElmer, Inc.	12,204	533,681
TE Connectivity Ltd.	2,500	158,125
Waters Corp. (b)	4,174	470,493

		6,047,388

Engineering & Construction — 0.2%
Bouygues SA	4,314	155,672
JGC Corp.	21,030	433,409
Kinden Corp.	4,000	40,504
Maeda Road Construction Co. Ltd.	2,000	29,732
Okumura Corp.	75,230	338,227
Toda Corp.	80,200	316,720

		1,314,264

Hand & Machine Tools — 0.2%
SMC Corp.	900	234,366
Stanley Black & Decker, Inc.	12,595	1,210,128
THK Co. Ltd.	2,800	67,601

		1,512,095

Health Care – Services — 0.3%
Thermo Fisher Scientific, Inc.	13,339	1,671,243

Machinery – Construction & Mining — 0.0%
Komatsu Ltd.	14,900	330,326

Machinery – Diversified — 0.7%
CNH Industrial NV	8,333	67,164
Cummins India Ltd.	66,517	917,611
Haitian International Holdings Ltd.	148,171	311,448
IHI Corp.	107,000	543,275
Kubota Corp.	25,220	366,226
Mitsubishi Heavy Industries Ltd.	113,000	624,796

	Number of Shares	Value
Nabtesco Corp.	4,900	$117,635
Rockwell Automation, Inc.	14,084	1,566,141

		4,514,296

Manufacturing — 1.4%
3M Co.	755	124,062
Colfax Corp. (b)	25,763	1,328,598
Danaher Corp.	6,976	597,913
Dover Corp.	1,706	122,354
Eaton Corp. PLC	18,993	1,290,764
General Electric Co.	123,008	3,108,412
Nikon Corp.	21,300	282,822
Parker Hannifin Corp.	995	128,305
Siemens AG	21,740	2,465,538

		9,448,768

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	6,569	1,582,341

Packaging & Containers — 0.2%
Crown Holdings, Inc. (b)	14,330	729,397
Sealed Air Corp.	17,579	745,877

		1,475,274

Shipbuilding — 0.0%
Samsung Heavy Industries Co. Ltd.	11,958	215,023

Transportation — 1.8%
Canadian National Railway Co.	14,223	980,107
CSX Corp.	21,771	788,763
Deutsche Post AG	10,661	348,813
East Japan Railway	24,753	1,854,511
FedEx Corp.	5,069	880,283
J.B. Hunt Transport Services, Inc.	12,342	1,039,814
Kamigumi Co. Ltd.	4,000	35,574
Nippon Express Co. Ltd.	22,000	111,888
Novorossiysk Commercial Sea Port-Reg GDR (Russia) (e)	16,302	32,441
Seino Holdings Co. Ltd.	6,000	60,355
Union Pacific Corp.	14,712	1,752,641
United Continental Holdings, Inc. (b)	25,082	1,677,735
United Parcel Service, Inc. Class B	18,890	2,100,001

		11,662,926

		51,249,049

Technology — 2.7%
Computers — 0.4%
Accenture PLC Class A	1,483	132,447
Apple, Inc.	1,989	219,546
Atos Origin SA	12,525	991,141
Computer Sciences Corp.	2,508	158,129
International Business Machines Corp.	5,444	873,435
Seagate Technology	2,207	146,766
Western Digital Corp.	2,110	233,577

		2,755,041

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Internet — 0.0%
Check Point Software Technologies Ltd. (b)	1,836	$144,254

Semiconductors — 0.6%
Infineon Technologies AG	10,726	114,994
KLA-Tencor Corp.	3,867	271,928
Rohm Co. Ltd.	16,860	1,022,874
Samsung Electronics Co. Ltd.	1,690	2,031,468
Taiwan Semiconductor Manufacturing Co. Ltd.	122,000	538,353

		3,979,617

Software — 1.7%
Activision Blizzard, Inc. (d)	75,786	1,527,088
Adobe Systems, Inc. (b)	2,043	148,526
Electronic Arts, Inc. (b)	10,277	483,173
Fidelity National Information Services, Inc.	2,623	163,151
GungHo Online Entertainment, Inc. (b)	46,500	169,507
Intuit, Inc.	1,560	143,816
Microsoft Corp.	38,789	1,801,749
Nexon Co. Ltd.	14,600	136,133
Oracle Corp.	69,551	3,127,709
SAP SE	8,709	615,774
Ubisoft Entertainment (b)	20,355	372,652
Veeva Systems, Inc. Class A (b)	40,342	1,065,432
VMware, Inc. Class A (b)	3,735	308,212
Worldline SA (b) (c)	45,811	886,234

		10,949,156

		17,828,068

Utilities — 2.2%
Electric — 1.4%
The AES Corp.	44,886	618,080
American Electric Power Co., Inc.	16,824	1,021,553
Calpine Corp. (b)	40,646	899,496
CenterPoint Energy, Inc.	20,431	478,698
Chubu Electric Power Co., Inc. (b)	19,600	230,583
Dominion Resources, Inc.	12,816	985,550
Duke Energy Corp.	1,701	142,102
Enel SpA	137,035	612,717
Exelon Corp.	7,194	266,754
FirstEnergy Corp.	3,856	150,345
National Grid PLC	58,226	830,060
NextEra Energy, Inc.	10,345	1,099,570
NRG Energy, Inc.	28,256	761,499
NRG Yield, Inc. Class A	4,608	217,221
PPL Corp.	9,635	350,040
RWE AG	6,861	214,804
Terna Rete Elettrica Nazionale SpA	37,859	171,505

		9,050,577

	Number of Shares	Value
Gas — 0.7%
Beijing Enterprises Holdings Ltd.	149,422	$1,168,100
Gas Natural SDG SA	12,507	314,637
Gaz De France	36,617	855,201
Sempra Energy	8,538	950,792
Snam Rete Gas SpA	69,902	344,835
Tokyo Gas Co. Ltd.	225,988	1,219,468

		4,853,033

Water — 0.1%
American Water Works Co., Inc.	12,424	662,199

		14,565,809

TOTAL COMMON STOCK (Cost $339,536,955)		368,996,040

PREFERRED STOCK — 2.5%
Basic Materials — 0.0%
Iron & Steel — 0.0%
Cliffs Natural Resources, Inc. 7.000%	10,204	68,367

Communications — 0.2%
Internet — 0.2%
Uber Technologies, Inc. Series D (a) (b)	16,265	1,180,509

Consumer, Cyclical — 0.7%
Auto Manufacturers — 0.2%
Volkswagen AG 1.580%	7,203	1,608,948

Automotive & Parts — 0.5%
Mobileye NV (a) (b)	80,875	3,116,276

		4,725,224

Consumer, Non-cyclical — 0.1%
Foods — 0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 1.110%	9,628	354,510

Health Care Service — 0.0%
Invitae Corp. Series F	167,841	335,682

		690,192

Financial — 1.1%
Banks — 0.4%
HSBC Holdings PLC 8.000%	14,008	372,193
Itau Unibanco Holding SA 3.000%	33,691	438,064
Royal Bank of Scotland Group PLC, Series M 6.400%	11,375	280,507
Royal Bank of Scotland Group PLC, Series Q 6.750%	9,322	236,313
Royal Bank of Scotland Group PLC, Series T 7.250%	13,724	349,825
US Bancorp, Series F 6.500%	13,364	393,570
US Bancorp, Series G 6.000%	6,837	185,419
Wells Fargo & Co. 7.500%	240	289,440

		2,545,331

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 0.3%
Citigroup Capital XIII 7.875%	24,692	$656,313
RBS Capital Funding Trust V 5.900%	19,285	468,626
RBS Capital Funding Trust VII, Series G 6.080%	24,152	589,067

		1,714,006

Real Estate — 0.0%
Forestar Group, Inc. 6.000%	13,600	274,992

Real Estate Investment Trusts (REITS) — 0.3%
American Tower Corp. 5.250%	2,607	299,701
Crown Castle International Corp. 4.500%	7,754	798,584
Health Care REIT, Inc. 6.500% (b)	11,474	755,563

		1,853,848

Savings & Loans — 0.1%
GMAC Capital Trust I 8.125%	28,237	744,892

		7,133,069

Government — 0.0%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association, Series S 8.250%	36,847	142,598

Industrial — 0.1%
Aerospace & Defense — 0.1%
United Technologies Corp. 7.500%	4,464	273,777

Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc. 6.250%	1,807	212,756

		486,533

Technology — 0.2%
Semiconductors — 0.0%
Samsung Electronics Co. Ltd. 1.530%	177	165,618

Software — 0.2%
Lookout, Inc. Series F (a) (b)	55,056	628,910
Palantir Technologies, Inc. Series I	107,092	656,474

		1,285,384

		1,451,002

Utilities — 0.1%
Electric — 0.1%
Dominion Resources, Inc. 6.375%	6,500	338,065
NextEra Energy, Inc. 5.599%	8,579	588,091

		926,156

TOTAL PREFERRED STOCK (Cost $13,085,320)		16,803,650

TOTAL EQUITIES (Cost $352,622,275)		385,799,690

	Principal Amount	Value
BONDS & NOTES — 21.8%

BANK LOANS — 1.0%
Diversified Financial — 0.1%
Deutsche Raststatten Gruppe IV GmbH, Term Loan A EUR (f) 3.329% 12/10/18	$315,357	$379,274
Deutsche Raststatten Gruppe IV GmbH, Term Loan B EUR (f) 3.579% 12/10/19	127,160	153,422

		532,696

Entertainment — 0.1%
Univision Communications, Inc., Term Loan C4 4.000% 3/01/20	681,843	665,819

Health Care – Products — 0.0%
Mallinckrodt International Finance S.A., Term Loan B 3.250% 3/19/21	164,954	161,572

Lodging — 0.2%
Hilton Worldwide Finance LLC, Term Loan B2 3.500% 10/26/20	1,499,582	1,480,207

Media — 0.1%
Charter Communications Operating, LLC, Term Loan G 4.250% 9/12/21	419,000	421,359

Oil & Gas — 0.3%
Drillships Financing Holding, Inc., Term Loan B1 6.000% 3/31/21	340,897	265,688
Drillships Ocean Ventures, Inc., Term Loan B 5.500% 7/25/21	297,916	238,333
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	471,533	342,451
Obsidian Natural Gas Trust, Term Loan 7.000% 11/02/15	214,179	210,966
Seadrill Partners Finco LLC, Term Loan B 4.000% 2/21/21	635,804	491,794
Sheridan Production Partners II, L.P., Term Loan A 4.250% 12/16/20	702,372	554,874
Sheridan Production Partners II, L.P., Term Loan B 4.250% 12/16/20	97,680	77,168
Sheridan Production Partners II, L.P., Term Loan M 4.250% 12/16/20	36,432	28,781

		2,210,055

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 0.2%
Grifols Worldwide Operations USA, Inc., Term Loan B 3.169% 2/27/21	$1,108,340	$1,091,716

Real Estate — 0.0%
AP One Channel Center Owner LP, Mezzanine Term Loan 6.407% 7/15/19	265,000	265,000

TOTAL BANK LOANS (Cost $5,981,835)		6,828,424

CORPORATE DEBT — 7.3%
Agriculture — 0.1%
BAT International Finance PLC (c) 2.125% 6/07/17	336,000	339,122

Auto Manufacturers — 0.2%
Volkswagen International Finance NV EUR (c) (f) 5.500% 11/09/15	800,000	1,070,652

Banks — 1.5%
Banco Santander Chile FRN (c) 2.110% 6/07/18	460,000	465,750
Bank of America Corp. FRN 1.317% 3/22/18	254,000	255,856
Bank of America Corp. 2.600% 1/15/19	322,000	324,504
BNP Paribas SA 2.400% 12/12/18	1,013,000	1,022,645
CIT Group, Inc. (c) 4.750% 2/15/15	378,000	378,283
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.950% 11/09/22	251,000	255,676
Deutsche Bank Capital Funding Trust VII VRN (c) 5.628% 1/29/49	83,000	84,502
Export-Import Bank of Korea 2.875% 9/17/18	200,000	205,249
HSBC Holdings PLC VRN 6.375% 12/29/49	1,105,000	1,116,050
HSBC USA, Inc. 1.625% 1/16/18	366,000	364,591
Intesa Sanpaolo SpA 3.875% 1/16/18	200,000	208,231
Intesa Sanpaolo SpA 3.875% 1/15/19	746,000	772,403
JPMorgan Chase & Co. VRN 6.100% 12/31/49	1,346,000	1,342,635
Lloyds Bank PLC 2.300% 11/27/18	200,000	201,889
Lloyds TSB Bank PLC VRN GBP (f) 13.000% 1/29/49	565,000	1,500,100

	Principal Amount	Value
State Bank of India/London (c) 3.622% 4/17/19	$496,000	$502,981
Sumitomo Mitsui Banking Corp. 2.450% 1/10/19	439,000	440,987
UBS AG 2.375% 8/14/19	325,000	324,981
USB Capital IX VRN 3.500% 10/29/49	497,000	400,085

		10,167,398

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. 1.375% 7/15/17	240,000	239,787

Biotechnology — 0.3%
Cubist Pharmaceuticals, Inc., Convertible 2.500% 11/01/17	208,000	720,590
Gilead Sciences, Inc., Convertible 1.625% 5/01/16	277,000	1,146,434

		1,867,024

Coal — 0.0%
Bumi Investment Pte Ltd. (c) (g) 10.750% 10/06/17	251,000	55,848

Computers — 0.0%
SunGard Data Systems, Inc. 7.375% 11/15/18	140,000	145,600

Diversified Financial — 1.2%
Ally Financial, Inc. 2.750% 1/30/17	502,000	500,434
Ally Financial, Inc. 3.500% 1/27/19	350,000	345,800
Capital One Bank USA NA 2.150% 11/21/18	360,000	358,121
Citigroup, Inc. VRN 5.950% 12/31/49	267,000	262,995
Credit Suisse Group Guernsey I Ltd. VRN (e) 7.875% 2/24/41	310,000	328,600
Ford Motor Credit Co. LLC 1.724% 12/06/17	793,000	784,804
Ford Motor Credit Co. LLC 2.375% 1/16/18	366,000	368,121
Ford Motor Credit Co. LLC 5.000% 5/15/18	452,000	491,120
General Electric Capital Corp. 5.550% 5/04/20	245,000	281,573
General Electric Capital Corp. VRN 6.250% 12/29/49	500,000	544,375
General Electric Capital Corp. VRN 6.375% 11/15/67	381,000	408,622
General Motors Financial Co., Inc. 3.500% 7/10/19	511,000	521,793

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc. VRN 5.700% 12/31/49	$575,000	$581,612
Hyundai Capital America (c) 2.125% 10/02/17	204,000	204,995
JP Morgan Chase & Co. VRN 5.150% 12/29/49	664,000	625,488
JP Morgan Chase & Co. 6.125% 6/27/17	256,000	282,480
Merrill Lynch & Co., Inc. 6.875% 4/25/18	318,000	365,248
Morgan Stanley VRN 5.450% 12/31/49	427,000	427,769
Morgan Stanley 7.300% 5/13/19	216,000	256,208
Synchrony Financial 3.750% 8/15/21	316,000	322,791

		8,262,949

Electric — 0.0%
Empresa Distribuidora Y Comercializadora Norte (c) 9.750% 10/25/22	80,000	55,920

Electrical Components & Equipment — 0.1%
Suzlon Energy Ltd. STEP (c) 3.250% 7/16/19	1,196,000	980,720

Engineering & Construction — 0.1%
Odebrecht Finance Ltd. (c) 4.375% 4/25/25	400,000	343,000

Entertainment — 0.1%
Delta Topco Ltd. (a) 10.000% 11/24/60	671,247	674,778

Foods — 0.1%
Olam International Ltd., Convertible (e) 6.000% 10/15/16	500,000	527,500

Forest Products & Paper — 0.1%
TFS Corp. Ltd. (c) 11.000% 7/15/18	600,000	632,250

Health Care – Products — 0.1%
Medtronic, Inc. (c) 3.150% 3/15/22	710,000	719,000

Health Care – Services — 0.2%
Anthem, Inc., Convertible 2.750% 10/15/42	389,000	669,566
Bio City Development Co. B.V. (Acquired 7/06/11, Cost $1,400,000) (a) (c) (h) 8.000% 7/06/18	1,400,000	749,420
Brookdale Senior Living, Inc., Convertible 2.750% 6/15/18	73,000	99,417

		1,518,403

	Principal Amount	Value
Holding Company – Diversified — 0.1%
Hutchison Whampoa International 11 Ltd. (c) 3.500% 1/13/17	$348,000	$360,549
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (c) (g) (h) 5.500% 11/13/14	618,000	60,255

		420,804

Internet — 0.2%
Alibaba Group Holding Ltd. (c) 3.125% 11/28/21	365,000	360,612
Alibaba Group Holding Ltd. (c) 3.600% 11/28/24	605,000	600,066
SINA Corp., Convertible 1.000% 12/01/18	340,000	313,437
Twitter, Inc., Convertible (c) 1.000% 9/15/21	300,000	261,375

		1,535,490

Media — 0.1%
Cablevision Systems Corp. 5.875% 9/15/22	203,000	205,538
NBCUniversal Enterprise, Inc. (c) 5.250% 12/31/49	300,000	311,250
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (c) 5.500% 1/15/23	202,000	211,090

		727,878

Office Equipment/Supplies — 0.0%
Xerox Corp. 6.350% 5/15/18	207,000	234,059

Oil & Gas — 0.6%
Chesapeake Energy Corp. FRN 3.481% 4/15/19	338,000	331,240
Cobalt International Energy, Inc., Convertible 2.625% 12/01/19	785,000	473,944
Cobalt International Energy, Inc., Convertible 3.125% 5/15/24	996,000	669,187
Petrobras Global Finance BV FRN 2.371% 1/15/19	966,000	856,919
Petrobras Global Finance BV 6.250% 3/17/24	466,000	443,418
Petrobras International Finance Co. 5.375% 1/27/21	198,000	183,461
Reliance Holdings USA, Inc. (c) 4.500% 10/19/20	323,000	337,518
YPF SA (c) 8.750% 4/04/24	263,000	267,274
YPF SA (c) 8.875% 12/19/18	404,000	417,776

		3,980,737

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers — 0.1%
Constellium NV EUR (c) (f) 7.000% 1/15/23	$250,000	$290,034
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	77,000	72,380

		362,414

Pharmaceuticals — 0.4%
BioMarin Pharmaceutical, Inc., Convertible 0.750% 10/15/18	127,000	149,304
BioMarin Pharmaceutical, Inc., Convertible 1.500% 10/15/20	127,000	155,655
Forest Laboratories, Inc. (c) 4.375% 2/01/19	417,000	440,506
Forest Laboratories, Inc. (c) 5.000% 12/15/21	293,000	317,268
Mylan, Inc. /PA 2.550% 3/28/19	449,000	447,276
Mylan, Inc. /PA, Convertible 3.750% 9/15/15	349,000	1,474,961

		2,984,970

Pipelines — 0.0%
Sabine Pass Liquefaction LLC 5.625% 4/15/23	252,000	246,330

Real Estate — 0.4%
CapitaLand Ltd. SGD (c) (f) 1.950% 10/17/23	500,000	381,893
CapitaLand Ltd., Convertible SGD (e) (f) 2.100% 11/15/16	750,000	566,187
CapitaLand Ltd., Convertible SGD (e) (f) 2.950% 6/20/22	1,250,000	943,759
Forest City Enterprises, Inc., Convertible 4.250% 8/15/18	350,000	399,437
Sun Hung Kai Properties Capital Market Ltd. (e) 4.500% 2/14/22	200,000	212,822

		2,504,098

Real Estate Investment Trusts (REITS) — 0.1%
American Tower Corp. 3.400% 2/15/19	141,000	143,512
Trust F/1401 (c) 5.250% 12/15/24	270,000	278,127

		421,639

Retail — 0.1%
Best Buy Co., Inc. 5.000% 8/01/18	324,000	335,138

Savings & Loans — 0.2%
Dana Gas Sukuk Ltd., Convertible (c) 7.000% 10/31/17	1,224,670	1,077,710

	Principal Amount	Value
Dana Gas Sukuk Ltd. (c) 9.000% 10/31/17	$396,160	$356,544

		1,434,254

Semiconductors — 0.1%
Intel Corp., Convertible 3.250% 8/01/39	214,000	372,093

Software — 0.1%
Salesforce.com, Inc., Convertible 0.250% 4/01/18	365,000	415,872
Take-Two Interactive Software, Inc., Convertible 1.750% 12/01/16	360,000	544,500

		960,372

Telecommunications — 0.6%
AT&T, Inc. 2.375% 11/27/18	888,000	894,879
Colombia Telecomunicaciones SA (c) 5.375% 9/27/22	216,000	210,600
Hughes Satellite Systems Corp. 7.625% 6/15/21	103,000	113,300
Intelsat Jackson Holdings SA 7.500% 4/01/21	412,000	440,840
Telecom Italia Finance SA EUR (e) (f) 6.125% 11/15/16	500,000	709,089
Telecom Italia SpA (c) 5.303% 5/30/24	487,000	493,088
Telefonica Participaciones SAU EUR (f) 4.900% 9/25/17	800,000	973,364
Telefonica SA EUR (e) 6.000% 7/24/17	200,000	248,544

		4,083,704

Transportation — 0.1%
Inversiones Alsacia SA (Acquired 2/18/11, Cost $566,000) (c) (g) (h) 8.000% 12/31/18	307,096	221,109
Inversiones Alsacia SA (Acquired 12/11/14, Cost $0) (a) (c) (h) 8.000% 8/18/18	391,000	—
Viterra, Inc. (c) 5.950% 8/01/20	139,000	153,464

		374,573

TOTAL CORPORATE DEBT (Cost $49,233,678)		48,578,504

SOVEREIGN DEBT OBLIGATIONS — 7.5%
Argentina Bonar Bonds 7.000% 4/17/17	1,220,931	1,154,764
Argentina Bonar Bonds 7.000% 4/17/17	168,849	159,698
Argentina Bonar Bonds 8.750% 5/07/24	778,238	750,791

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Australia Government Bond AUD (f) 2.750% 10/21/19	$8,792,000	$7,334,837
Australia Government Bond AUD (f) 5.250% 3/15/19	5,109,000	4,680,848
Brazil Notas do Tesouro Nacional Serie B BRL (f) 6.000% 5/15/23	3,466,000	3,264,725
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/17	2,695,000	965,706
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/21	2,272,000	772,006
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/25	3,909,000	1,287,649
Brazilian Government International Bond 4.875% 1/22/21	221,000	234,813
Colombia Government International Bond 7.375% 1/27/17	101,000	111,858
Hungary Government International Bond 4.125% 2/19/18	460,000	477,057
Hungary Government International Bond 4.750% 2/03/15	153,000	153,358
Indonesia Treasury Bond IDR (f) 7.875% 4/15/19	21,816,000,000	1,772,495
Indonesia Treasury Bond IDR (f) 8.375% 3/15/24	5,320,000,000	445,660
Mexican Bonos MXN (f) 8.000% 12/07/23	41,976,900	3,269,872
New Zealand Government Bond NZD (e) (f) 5.000% 3/15/19	2,001,000	1,647,852
Poland Government Bond PLN (f) 5.250% 10/25/20	6,485,000	2,129,277
Poland Government Bond PLN (f) 5.750% 10/25/21	7,406,000	2,540,449
Provincia de Buenos Aires/Argentina (e) 10.875% 1/26/21	165,000	150,150
United Kingdom Gilt GBP (e) (f) 2.250% 9/07/23	5,284,119	8,629,506
United Mexican States MXN (f) 10.000% 12/05/24	82,500,100	7,324,113

		49,257,484

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $52,873,313)		49,257,484

	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.1%
Pass-Through Securities — 0.1%
Federal National Mortgage Association TBA Pool #10160 (i) 3.000% 8/01/42	$664,800	$672,850

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $665,111)		672,850

U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds & Notes — 5.9%
U.S. Treasury Note 0.250% 3/31/15	3,414,700	3,415,901
U.S. Treasury Note 0.250% 7/31/15	1,921,000	1,922,332
U.S. Treasury Note (j) 1.250% 10/31/18	3,235,100	3,213,933
U.S. Treasury Note 1.625% 7/31/19	4,554,000	4,560,582
U.S. Treasury Note (k) 1.625% 8/31/19	3,733,500	3,736,672
U.S. Treasury Note 2.000% 5/31/21	6,448,100	6,476,436
U.S. Treasury Note 2.250% 4/30/21	4,887,500	4,986,777
U.S. Treasury Note 2.250% 11/15/24	4,714,100	4,746,049
U.S. Treasury Note 2.375% 8/15/24	5,940,100	6,046,198

		39,104,880

TOTAL U.S. TREASURY OBLIGATIONS (Cost $38,813,281)		39,104,880

TOTAL BONDS & NOTES (Cost $147,567,218)		144,442,142

	Number of Shares

MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
BlackRock Liquidity Funds TempFund Portfolio	975,875	975,875
ETFS Gold Trust	14,400	1,668,240
ETFS Physical Palladium Shares	4,767	369,395
ETFS Platinum Trust	4,024	471,009

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
iShares Gold Trust (b)	150,384	$1,720,393
SPDR Gold Trust	5,705	647,974

		5,852,886

TOTAL MUTUAL FUNDS (Cost $7,482,543)		5,852,886

PURCHASED OPTIONS — 1.4%	Units
Communications — 0.0%
Internet — 0.0%
Google, Inc., Call, Expires 1/16/15, Strike 600.00	1,296	97

Consumer, Cyclical — 0.0%
Automotive & Parts — 0.0%
Delphi Automotive PLC, Call, Expires 1/16/15, Strike 72.50	1,700	2,422

Entertainment — 0.0%
Entertainment Gaming Asia, Inc., Call, Expires 3/20/15, Strike 100.00	10,447	3,134
Entertainment Gaming Asia, Inc., Call, Expires 3/20/15, Strike 100.00	8,292	2,488

		5,622

		8,044

Consumer, Non-cyclical — 0.3%
Beverages — 0.0%
The Coca-Cola Co., Call, Expires 1/16/15, Strike 45.00	67,728	3,725

Commercial Services — 0.0%
Visa Inc., Call, Expires 1/16/15, Strike 220.00	3,950	167,381

Health Care – Products — 0.0%
Johnson & Johnson Co., Call, Expires 7/17/15, Strike 110.00	65,100	148,428

Health Care – Services — 0.1%
Aetna, Inc., Call, Expires 6/19/15, Strike 80.00	25,400	286,353
Humana, Inc., Call, Expires 6/19/15, Strike 125.00	16,161	375,375

		661,728

Pharmaceuticals — 0.2%
AbbVie, Inc. Call, Expires 6/19/2015, Strike 55.00	31,400	362,404
Boai NKY Pharmaceuticals Ltd., Call, Expires 3/13/15, Strike 18,000.00	26,568	114,230
Gilead Sciences, Inc., Call, Expires 1/15/16, Strike 95.00	6,600	90,420
Mylan, Inc., Call, Expires 1/16/15, Strike 47.00	12,074	113,194
Mylan, Inc., Call, Expires 1/16/15, Strike 47.00	15,900	149,063

	Units	Value
Mylan, Inc., Call, Expires 1/16/15, Strike 55.00	15,900	$34,662
Pfizer, Inc., Call, Expires 1/15/16, Strike 33.00	130,900	161,069

		1,025,042

Retail — 0.0%
Coach Inc., Call, Expires 2/20/15, Strike 60.00	13,305	-

		2,006,304

Energy — 0.3%
Coal — 0.0%
CONSOL Energy, Inc., Put, Expires 4/17/15, Strike 38.00	16,550	86,060

Oil & Gas — 0.1%
Anadarko Petroleum Corp., Call, Expires 1/16/15, Strike 110.00	9,700	243
Anadarko Petroleum Corp., Call, Expires 2/20/15, Strike 85.00	7,204	28,276
Anadarko Petroleum Corp., Call, Expires 2/20/15, Strike 85.00	26,196	102,819
Anadarko Petroleum Corp., Call, Expires 2/20/15, Strike 95.00	27,825	34,364
Devon Energy Corp., Call, Expires 4/17/15, Strike 75.00	13,273	11,348
Devon Energy Corp., Call, Expires 4/17/15, Strike 75.00	13,273	11,348
Marathon Petroleum Corp., Call, Expires 4/17/15, Strike 100.00	16,500	40,425
Marathon Petroleum Corp., Call, Expires 4/17/15, Strike 90.00	6,655	42,592
Marathon Petroleum Corp., Call, Expires 4/17/15, Strike 90.00	13,278	84,979
Phillips 66, Call, Expires 5/15/15, Strike 75.00	3,264	12,240
Phillips 66, Call, Expires 5/15/15, Strike 75.00	16,382	61,433
Phillips 66, Call, Expires 5/15/15, Strike 75.00	6,553	24,574

		454,641

Oil & Gas Services — 0.2%
Transocean Ltd., Put, Expires 1/16/15, Strike 36.00	10,101	179,545
Transocean Ltd., Put, Expires 1/16/15, Strike 37.00	29,400	549,045
Transocean Ltd., Put, Expires 1/16/15, Strike 38.00	19,604	387,179
Transocean Ltd., Put, Expires 5/15/15, Strike 26.00	53,125	475,469

		1,591,238

		2,131,939

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Financial — 0.7%
Banks — 0.0%
Bank of America Corp., Call, Expires 1/15/16, Strike 20.00	53,000	$45,315
JP Morgan Chase & Co., Call, Expires 1/15/16, Strike 75.00	33,100	29,459
Wells Fargo & Co., Call, Expires 1/15/16, Strike 60.00	16,500	27,308

		102,082

	Notional Amount
Diversified Financial — 0.6%
3-Month USD LIBOR BBA 10 year Swaption, Call, Expires 2/17/15, Strike 2.25% (OTC—Deutsche Bank AG); Underlying swap terminates 2/19/25	$12,468,000	80,629
3-Month USD LIBOR BBA 10 year Swaption, Call, Expires 2/17/15, Strike 2.30% (OTC—Bank of America N.A.); Underlying swap terminates 2/19/25	6,677,028	53,450
3-Month USD LIBOR BBA 5 year Swaption, Call, Expires 3/09/15, Strike 1.65% (OTC—Deutsche Bank AG); Underlying swap terminates 3/11/20	40,040,000	86,467
3-Month USD LIBOR BBA 5 year Swaption, Call, Expires 3/19/15, Strike 1.73% (OTC—Goldman Sachs & Co.); Underlying swap terminates 3/23/20	19,923,496	70,096
3-Month USD LIBOR BBA 5 year Swaption, Call, Expires 3/19/15, Strike 1.75% (OTC—Goldman Sachs & Co.); Underlying swap terminates 3/23/20	13,334,687	52,903
3-Month USD LIBOR BBA 5 year Swaption, Call, Expires 3/31/15, Strike 1.67% (OTC—Deutsche Bank AG); Underlying swap terminates 4/02/20	33,670,778	98,904
6-Month JPY LIBOR BBA 10 year Swaption, Put, Expires 1/25/16, Strike 1.35% (OTC—Goldman Sachs & Co.); Underlying swap terminates 1/27/26	134,187,000	1,100
6-Month JPY LIBOR BBA 10 year Swaption, Put, Expires 1/25/16, Strike 1.35% (OTC—Goldman Sachs & Co.); Underlying swap terminates 1/27/26	268,830,000	2,203

	Notional Amount	Value
6-Month JPY LIBOR BBA 10 year Swaption, Put, Expires 7/29/16, Strike 1.25% (OTC—Deutsche Bank AG); Underlying swap terminates 8/02/26	$159,980,000	$5,149
6-Month JPY LIBOR BBA 5 year Swaption, Put, Expires 4/4/18, Strike 1.07% (OTC—Deutsche Bank AG); Underlying swap terminates 4/06/23	143,913,000	6,028

	Units
CBOE S&P Volatility Index, Put, Expires 2/18/15, Strike 16.00	6,587	8,234
Citigroup, Inc., Call, Expires 1/15/16, Strike 70.00	36,400	29,666
Euro STOXX 50 Index, Call, Expires 12/15/17, Strike 3,500.00	453	98,369
Euro STOXX 50 Index, Call, Expires 12/18/15, Strike 3,325.00	478	70,143
Euro STOXX 50 Index, Call, Expires 3/16/18, Strike 3,500.00	377	86,774
Euro STOXX 50 Index, Call, Expires 3/17/17, Strike 3,450.00	445	83,099
Euro STOXX 50 Index, Call, Expires 6/15/18, Strike 3,600.00	182	38,953
Euro STOXX 50 Index, Call, Expires 6/16/17, Strike 3,500.00	411	73,709
Euro STOXX 50 Index, Call, Expires 9/15/17, Strike 3,600.00	443	76,169
Euro STOXX 50 Index, Call, Expires 9/21/18, Strike 3,426.55	190	52,175
Euro STOXX 50 Index, Call, Expires 12/16/16, Strike 3,293.01	1,131	249,777
Goldman Sachs Group, Inc., Call, Expires 1/15/16, Strike 220.00	5,000	34,750
Ibovespa Index, Put, Expires 2/18/15, Strike 55,443.54	25	131,290
Morgan Stanley Index, Call, Expires 12/11/15, Strike 131.28	1,181,745	106,782
Morgan Stanley Index, Call, Expires 12/11/15, Strike 139.99	304,626	24,268
Russell 2000 Index, Put, Expires 1/16/15, Strike 1,150.00	3,123	19,050
Russell 2000 Index, Put, Expires 2/20/15, Strike 1,165.00	2,976	67,323
S&P 500 Index, Put, Expires 2/20/15, Strike 2,050.00	1,457	63,161
SPDR Gold Shares, Call, Expires 03/20/15, Strike 133.44	9,065	731
SPDR Gold Shares, Call, Expires 06/19/15, Strike 135.00	134	8,710
SPDR Gold Shares, Call, Expires 9/18/15, Strike 120.00	14,800	61,050

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
STOXX Europe 600 Index, Call, Expires 12/16/16, Strike 347.97	3,569	$94,348
STOXX Europe 600 Index, Call, Expires 3/18/17, Strike 355.61	4,020	100,357
STOXX Europe 600 Index, Call, Expires 9/15/17, Strike 372.06	2,765	62,796
STOXX Europe 600 Index, Call, Expires 9/16/16, Strike 348.12	4,260	104,822
Taiwan TWSE Index, Call, Expires 9/21/16, Strike 9,000.77	5,800	92,657
Topix Index, Call, Expires 12/11/14, Strike 1,314.83	223,095	283,159
Topix Index, Call, Expires 12/11/15, Strike 1,325.00	233,603	284,917
Topix Index, Call, Expires 3/13/15, Strike 1,350.00	192,271	163,731
Topix Index, Call, Expires 6/12/15, Strike 1,288.50	228,678	282,223
Topix Index, Call, Expires 6/12/15, Strike 1,346.15	125,970	115,282
Topix Index, Call, Expires 9/11/15, Strike 1,344.04	132,700	141,307
Topix Index, Call, Expires 9/11/15, Strike 1,357.29	106,348	106,582
Topix Index, Call, Expires 9/11/15, Strike 1,660.07	106,348	22,651
Topix Index, Put, Expire 9/11/15, Strike 1,161.53	106,348	20,665
USD Call EUR Put, Expires 2/19/15, Strike 1.20	3,273,457	33,029
USD Call EUR Put, Expires 3/05/15, Strike 1.20	3,731,758	43,676
USD Call JPY Put, Call, Expires 4/30/15, Strike 125.00	11,457,096	125,776
USD Put EUR Call, Put, Expires 2/19/15, Strike 1.24	1,990,000	11,148
USD Put EUR Call, Put, Expires 3/26/15, Strike 1.24	3,330,000	30,966
USD Put EUR Call, Put, Expires 3/3/15, Strike 1.24	9,810,594	54,468
USD Put EUR, Call, Expires 2/19/15, Strike 1.27	3,939,308	4,755

		4,020,427

Insurance — 0.1%
MetLife Inc., Call, Expires 1/15/16, Strike 57.50	52,375	153,197
Prudential Financial, Inc., Call, Expires 1/15/16, Strike 90.00	40,639	354,575

		507,772

		4,630,281

	Units	Value
Industrial — 0.0%
Manufacturing — 0.0%
Siemens AG, Call, Expires 1/16/15, Strike 150.00	16,864	$22,092

Technology — 0.1%
Computers — 0.0%
International Business Machines Corp., Call, Expires 1/15/16, Strike 182.00	6,579	31,706
International Business Machines Corp., Call, Expires 1/15/16, Strike 182.00	6,578	31,701

		63,407

Software — 0.1%
Electronic Arts, Inc., Call, Expires 1/16/15, Strike 37.00	15,152	153,414
Hewlett-Packard Co., Call, Expires 2/20/15, Strike 41.00	3,077	2,831
Oracle Corp., Call, Expires 1/16/15, Strike 42.00	8,242	25,014

		181,259

		244,666

TOTAL PURCHASED OPTIONS (Cost $7,806,666)		9,043,423

	Number of Shares
WARRANTS — 0.0%
Financial — 0.0%
Insurance — 0.0%
Sun Hung Kai Properties Ltd., Expires 4/22/16, Strike 98.60 (b)	11,250	28,435
TFS Corp. Ltd., Expires 7/15/18, Strike 1.28 (b)	222,000	164,777

		193,212

TOTAL WARRANTS (Cost $0)		193,212

RIGHTS — 0.0%
Communications — 0.0%
Media — 0.0%
Liberty Broadband Corp., Expires 1/09/15 (b)	3,711	35,254

TOTAL RIGHTS (Cost $0)		35,254

TOTAL LONG-TERM INVESTMENTS (Cost $515,478,702)		545,366,607

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 18.3%
Certificate of Deposit — 0.1%
Banco Del Estado De Chile 2.030% 4/02/15	$475,000	$474,786

Sovereign Debt Obligations — 2.1%
Japan Treasury Discount Bill JPY (f) 0.010% 1/08/15	130,000,000	1,085,324
Japan Treasury Discount Bill JPY (f) 0.010% 2/04/15	130,000,000	1,085,348
Japan Treasury Discount Bill JPY (f) 0.010% 3/10/15	70,000,000	584,432
Japan Treasury Discount Bill JPY (f) 0.010% 3/23/15	130,000,000	1,085,371
Mexico Cetes MXN (f) 2.991% 1/22/15	19,597,700	1,326,064
Mexico Cetes MXN (f) 2.991% 2/05/15	6,698,430	452,728
Mexico Cetes MXN (f) 2.991% 2/19/15	11,172,170	754,240
Mexico Cetes MXN (f) 2.996% 3/05/15	17,746,120	1,196,686
Mexico Cetes MXN (f) 3.001% 3/19/15	13,441,640	905,379
Mexico Cetes MXN (f) 3.011% 4/30/15	13,356,220	896,505
Mexico Cetes MXN (f) 3.021% 4/16/15	10,007,000	672,430
Mexico Cetes MXN (f) 3.032% 6/11/15	20,014,000	1,338,657
Mexico Cetes MXN (f) 3.062% 5/28/15	19,965,150	1,336,763
Mexico Cetes MXN (f) 3.072% 3/19/15	6,686,090	450,278
Mexico Cetes MXN (f) 3.082% 4/01/15	13,479,680	906,794

		14,076,999

Time Deposits — 0.0%
Brown Brothers Time Deposit 0.030% 1/02/15	30,288	30,288

U.S. Treasury Bills — 16.1%
U.S. Treasury Bill 0.000% 1/02/15	1,943,000	1,943,000
U.S. Treasury Bill 0.000% 1/02/15	2,000,000	1,999,999
U.S. Treasury Bill 0.000% 1/15/15	1,213,000	1,212,998
U.S. Treasury Bill 0.000% 1/15/15	2,239,000	2,238,991

	Principal Amount	Value
U.S. Treasury Bill 0.000% 1/22/15	$1,754,000	$1,753,980
U.S. Treasury Bill 0.000% 2/05/15	842,000	841,998
U.S. Treasury Bill 0.000% 2/12/15	12,500,000	12,499,562
U.S. Treasury Bill 0.000% 2/19/15	11,035,000	11,034,872
U.S. Treasury Bill 0.000% 2/19/15	4,088,000	4,087,875
U.S. Treasury Bill 0.000% 2/19/15	2,700,000	2,699,824
U.S. Treasury Bill 0.000% 2/26/15	4,000,000	3,999,876
U.S. Treasury Bill 0.000% 2/26/15	22,000,000	21,998,460
U.S. Treasury Bill 0.000% 3/05/15	4,000,000	3,999,860
U.S. Treasury Bill 0.000% 3/05/15	9,000,000	8,999,480
U.S. Treasury Bill 0.000% 3/12/15	4,000,000	3,999,946
U.S. Treasury Bill 0.000% 3/19/15	344,000	343,989
U.S. Treasury Bill 0.000% 3/26/15	4,000,000	3,999,725
U.S. Treasury Bill 0.000% 4/02/15	3,500,000	3,499,726
U.S. Treasury Bill 0.000% 4/02/15	2,000,000	1,999,788
U.S. Treasury Bill 0.000% 5/14/15	5,100,000	5,098,851
U.S. Treasury Bill 0.000% 5/21/15	5,000,000	4,998,872
U.S. Treasury Bill 0.000% 5/21/15	1,700,000	1,699,597
U.S. Treasury Bill 0.000% 6/04/15	1,500,000	1,499,455

		106,450,724

TOTAL SHORT-TERM INVESTMENTS (Cost $121,981,798)		121,032,797

TOTAL INVESTMENTS — 100.7% (Cost $637,460,500) (l)		666,399,404

Other Assets/(Liabilities) — (0.7)%		(4,418,171)

NET ASSETS — 100.0%		$661,981,233

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
EQUITIES SOLD SHORT — (0.1)%
Consumer, Non-cyclical — (0.1)%
Foods — (0.0)%
Campbell Soup Co.	(3,180)	$(139,920)
Household Products — (0.0)%
Avery Dennison Corp.	(6,561)	(340,385)
Pharmaceuticals — (0.1)%
Mead Johnson Nutrition Co.	(4,106)	(412,817)

		(893,122)

TOTAL EQUITIES SOLD SHORT (Cost $(876,786))		(893,122)

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
(a)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $9,731,274 or 1.47% of net assets.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $15,997,479 or 2.42% of net assets.
(d)	These securities are held as collateral for written options. (Note 2).
(e)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2014, these securities amounted to a value of $14,356,763 or 2.17% of net assets.
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2014, these securities amounted to a value of $337,212 or 0.05% of net assets.
(h)	Restricted security. Certain securities are restricted as to resale. At December 31, 2014, these securities amounted to a value of $1,030,784 or 0.16% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(i)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(j)	A portion of this security is held as collateral for forward commitments. (Note 2).
(k)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(l)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	41.5%
Japan	9.0%
United Kingdom	5.4%
France	2.8%
Australia	2.3%
Netherlands	2.0%
Mexico	2.0%
Switzerland	1.9%
Germany	1.9%
Canada	1.6%
Brazil	1.4%
Singapore	1.1%
Ireland	0.9%
Hong Kong	0.9%
Italy	0.8%
Cayman Islands	0.7%
Poland	0.7%
India	0.7%
Republic of Korea	0.6%
Norway	0.5%
Indonesia	0.4%
Sweden	0.4%
Argentina	0.4%
United Arab Emirates	0.3%
Spain	0.3%
New Zealand	0.2%
Malaysia	0.2%
Taiwan	0.2%
Luxembourg	0.2%
Israel	0.2%
Thailand	0.1%
Bermuda	0.1%
Chile	0.1%
Marshall Islands	0.1%
Hungary	0.1%
Belgium	0.1%
China	0.1%
Kazakhstan	0.1%
South Africa	0.1%
Colombia	0.0%
Portugal	0.0%
Denmark	0.0%
Russia	0.0%

Total Long-Term Investments	82.4%
Short-Term Investments and Other Assets and Liabilities	17.6%

Net Assets	100.0%

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual BlackRock Global Allocation Funds – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (Note 2) (a)	$545,366,607
Short-term investments, at value (Note 2) (b)	121,032,797

Total investments	666,399,404

Foreign currency, at value (c)	1,630
Receivables from:
Investments sold	1,673,001
Collateral held for securities sold short	879,056
Open forward foreign currency contracts (Note 2)	3,495,484
Investment adviser (Note 3)	124,737
Fund shares sold	12,184
Collateral held for open swap agreements (Note 2)	630,000
Variation margin on open derivative instruments (Note 2)	225,106
Interest and dividends	1,813,248
Foreign taxes withheld	263,187
Open swap agreements, at value (Note 2)	415,274
Prepaid expenses	16,086

Total assets	675,948,397

Liabilities:
Payables for:
Investments purchased	1,999,248
Collateral pledged for open swap agreements and options (Note 2)	5,030,000
Written options outstanding, at value (Note 2) (d)	3,782,685
Payable for securities sold short, at value (Note 2) (e)	893,122
Payable for dividend on short sales (Note 2)	1,540
Open forward foreign currency contracts (Note 2)	200,863
Fund shares repurchased	491,034
Interest and dividends	5,417
Investments purchased on a when-issued basis (Note 2)	665,832
Payable for premium on purchased options	71,336
Trustees’ fees and expenses (Note 3)	96,693
Affiliates (Note 3):
Investment advisory fees	471,462
Administration fees	28,872
Service fees	5,746
Shareholder service fees	4,051
Distribution fees	64
Due to custodian	23,749
Accrued expense and other liabilities	195,450

Total liabilities	13,967,164

Net assets	$661,981,233

Net assets consist of:
Paid-in capital	$621,406,193
Undistributed (accumulated) net investment income (loss)	(286,104)
Accumulated net realized gain (loss) on investments and foreign currency transactions	9,477,965
Net unrealized appreciation (depreciation) on investments and foreign currency translations	31,383,179

Net assets	$661,981,233

(a) Cost of investments:	$515,478,702
(b) Cost of short-term investments:	$121,981,798
(c) Cost of foreign currency:	$1,610
(d) Premiums on written options:	$2,676,475
(e) Proceeds from securities sold short:	$876,786

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

December 31, 2014

Class I shares:
Net assets	$611,548,616

Shares outstanding (a)	56,986,526

Net asset value, offering price and redemption price per share	$10.73

Class R5 shares:
Net assets	$12,994,372

Shares outstanding (a)	1,195,853

Net asset value, offering price and redemption price per share	$10.87

Service Class shares:
Net assets	$11,605,443

Shares outstanding (a)	1,082,422

Net asset value, offering price and redemption price per share	$10.72

Administrative Class shares:
Net assets	$16,936,191

Shares outstanding (a)	1,537,248

Net asset value, offering price and redemption price per share	$11.02

Class A shares:
Net assets	$8,694,115

Shares outstanding (a)	814,668

Net asset value and redemption price per share	$10.67

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.32

Class R4 shares:
Net assets	$101,294

Shares outstanding (a)	9,507

Net asset value, offering price and redemption price per share	$10.65

Class R3 shares:
Net assets	$101,202

Shares outstanding (a)	9,500

Net asset value, offering price and redemption price per share	$10.65

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended December 31, 2014

Investment income (Note 2):
Dividends (a)	$9,963,614
Interest (b)	7,359,170

Total investment income	17,322,784

Expenses (Note 3):
Investment advisory fees	5,291,758
Custody fees	648,948
Dividend expense on short sales	17,424
Audit fees	132,503
Legal fees	16,217
Proxy fees	1,028
Shareholder reporting fees	45,883
Trustees’ fees	46,862
Registration and filing fees	2,181
Transfer agent fees	2,250
Subsidiary administration fees	31,216

6,236,270
Administration fees:
Class I*	86,944
Class R5	269,435
Service Class	19,877
Administrative Class	38,554
Class A	19,038
Class R4*	173
Class R3*	173
Distribution fees:
Class R3*	191
Distribution and Service fees:
Class A	23,195
Class R4*	191
Class R3*	191
Shareholder service fees:
Service Class	4,426
Administrative Class	21,049
Class A	10,605

Total expenses	6,730,312
Expenses waived (Note 3):
Class I fees reimbursed by adviser*	(503,775)
Class R5 fees reimbursed by adviser	(362,528)
Service Class fees reimbursed by adviser	(16,126)
Administrative Class fees reimbursed by adviser	(25,549)
Class A fees reimbursed by adviser	(12,777)
Class R4 fees reimbursed by adviser*	(118)
Class R3 fees reimbursed by adviser*	(118)
Subsidiary expenses waived (Note 3)	(115,247)

Net expenses	5,694,074

Net investment income (loss)	11,628,710

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations (Continued)

For the Year Ended December 31, 2014

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$56,880,516
Futures contracts	(3,986,009)
Written options	1,239,916
Equities sold short	(20,221)
Swap agreements	(43,312)
Foreign currency transactions	7,160,523

Net realized gain (loss)	61,231,413

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(63,389,912)
Futures contracts	830,377
Written options	(744,753)
Equities sold short	(16,336)
Swap agreements	642,711
Translation of assets and liabilities in foreign currencies	2,361,403

Net change in unrealized appreciation (depreciation)	(60,316,510)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	914,903

Net increase (decrease) in net assets resulting from operations	$12,543,613

(a) Net of withholding tax of:	$603,389
(b) Net of withholding tax of:	$15,749

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual BlackRock Global Allocation Funds – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,628,710	$6,390,042
Net realized gain (loss) on investment transactions	61,231,413	32,050,507
Net change in unrealized appreciation (depreciation) on investments	(60,316,510)	47,096,126

Net increase (decrease) in net assets resulting from operations	12,543,613	85,536,675

Distributions to shareholders (Note 2):
From net investment income:
Class I*	(14,755,597)	-
Class R5	(169,078)	(7,665,490)
Service Class	(256,748)	(126,870)
Administrative Class	(348,785)	(177,667)
Class A	(163,835)	(73,326)
Class R4*	(2,109)	-
Class R3*	(1,927)	-

Total distributions from net investment income	(15,698,079)	(8,043,353)

From net realized gains:
Class I*	(50,989,230)	-
Class R5	(1,398,062)	(20,384,732)
Service Class	(966,912)	(383,749)
Administrative Class	(1,409,719)	(613,968)
Class A	(748,758)	(293,458)
Class R4*	(8,474)	-
Class R3*	(8,467)	-

Total distributions from net realized gains	(55,529,622)	(21,675,907)

Net fund share transactions (Note 5):
Class I*	685,027,830	-
Class R5	(620,435,772)	16,215,029
Service Class	958,033	(5,917,479)
Administrative Class	(703,123)	(6,165,596)
Class A	661,891	2,176,404
Class R4*	110,683	-
Class R3*	110,594	-

Increase (decrease) in net assets from fund share transactions	65,730,136	6,308,358

Total increase (decrease) in net assets	7,046,048	62,125,773
Net assets
Beginning of year	654,935,185	592,809,412

End of year	$661,981,233	$654,935,185

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(286,104)	$(394,766)

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

30

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MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]
Class I
12/31/14[h,w]	$11.80	$0.13	$0.06	$0.19	$(0.28)	$(0.98)	$(1.26)	$10.73	1.57%	[b]
Class R5
12/31/14[w]	$11.74	$0.25	$(0.02)	$0.23	$(0.12)	$(0.98)	$(1.10)	$10.87	1.89%
12/31/13[w]	10.73	0.12	1.44	1.56	(0.15)	(0.40)	(0.55)	11.74	14.65%
12/31/12[w]	9.93	0.17	0.84	1.01	(0.18)	(0.03)	(0.21)	10.73	10.13%
12/31/11[w]	10.79	0.19	(0.63)	(0.44)	(0.24)	(0.18)	(0.42)	9.93	(4.07%	)
12/31/10	9.90	0.16	0.83	0.99	(0.10)	-	(0.10)	10.79	10.03%
Service Class
12/31/14[w]	$11.74	$0.19	$0.03	$0.22	$(0.26)	$(0.98)	$(1.24)	$10.72	1.80%
12/31/13[w]	10.72	0.11	1.44	1.55	(0.13)	(0.40)	(0.53)	11.74	14.48%
12/31/12[w]	9.93	0.15	0.85	1.00	(0.18)	(0.03)	(0.21)	10.72	10.10%
12/31/11[w]	10.78	0.18	(0.63)	(0.45)	(0.22)	(0.18)	(0.40)	9.93	(4.15%	)
12/31/10	9.90	0.16	0.82	0.98	(0.10)	-	(0.10)	10.78	9.93%
Administrative Class
12/31/14[w]	$12.03	$0.18	$0.03	$0.21	$(0.24)	$(0.98)	$(1.22)	$11.02	1.70%
12/31/13[w]	10.98	0.09	1.48	1.57	(0.12)	(0.40)	(0.52)	12.03	14.36%
12/31/12[w]	10.17	0.14	0.87	1.01	(0.17)	(0.03)	(0.20)	10.98	9.86%
12/31/11[w]	10.79	0.16	(0.59)	(0.43)	(0.01)	(0.18)	(0.19)	10.17	(3.91%	)
12/31/10	9.90	0.13	0.83	0.96	(0.07)	-	(0.07)	10.79	9.96%
Class A
12/31/14[w]	$11.69	$0.15	$0.03	$0.18	$(0.22)	$(0.98)	$(1.20)	$10.67	1.42%
12/31/13[w]	10.69	0.06	1.44	1.50	(0.10)	(0.40)	(0.50)	11.69	14.13%
12/31/12[w]	9.91	0.11	0.84	0.95	(0.14)	(0.03)	(0.17)	10.69	9.57%
12/31/11[w]	10.77	0.13	(0.63)	(0.50)	(0.18)	(0.18)	(0.36)	9.91	(4.53%	)
12/31/10	9.90	0.11	0.84	0.95	(0.08)	-	(0.08)	10.77	9.46%
Class R4
12/31/14[h,w]	$11.73	$0.11	$0.03	$0.14	$(0.24)	$(0.98)	$(1.22)	$10.65	1.15%	[b]
Class R3
12/31/14[h,w]	$11.73	$0.08	$0.04	$0.12	$(0.22)	$(0.98)	$(1.20)	$10.65	0.97%	[b]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	94%	66%	61%	43%	46%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
f	Amount is less than $500.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Consolidated. (Note 2).
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Includes short sale dividend and loan expense.

The accompanying notes are an integral part of the consolidated financial statements.

32

Ratios / Supplemental Data
Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers[z]	Ratio of expenses to average daily net assets after expense waivers[j,z]	Short sale dividend and loan expense to average daily net assets[y]	Net investment income (loss) to average daily net assets[z]

$611,549		0.96%[a]	0.79%[a]	0.00%[a,e]	1.40%[a]

$12,994		1.01%	0.88%	0.00%[e]	2.12%
615,383		0.97%	0.86%	0.00%[e]	1.04%
547,436		1.00%	0.86%	N/A	1.57%
526,621		0.95%	0.86%	0.00%[e]	1.77%
556,739		0.95%	0.86%	0.00%[e]	1.54%

$11,605		1.14%	0.99%	0.00%[e]	1.61%
11,658		1.07%	0.96%	0.00%[e]	0.98%
16,060		1.10%	0.96%	N/A	1.45%
786		1.05%	0.96%	0.00%[e]	1.63%
1,524		1.05%	0.96%	0.00%[e]	1.52%

$16,936		1.25%	1.10%	0.00%[e]	1.50%
19,051		1.22%	1.11%	0.00%[e]	0.79%
23,253		1.25%	1.11%	N/A	1.29%
0	[f]	1.17%	1.10%	0.00%[e]	1.42%
10,852		1.20%	1.11%	0.00%[e]	1.29%

$8,694		1.50%	1.35%	0.00%[e]	1.26%
8,844		1.47%	1.36%	0.00%[e]	0.53%
6,060		1.50%	1.36%	N/A	1.07%
2,015		1.45%	1.36%	0.00%[e]	1.24%
2,432		1.45%	1.36%	0.00%[e]	1.10%

$101		1.41%[a]	1.24%[a]	0.00%[a,e]	1.20%[a]

$101		1.66%[a]	1.49%[a]	0.00%[a,e]	0.95%[a]

33

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

Effective April 1, 2014, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of December 31, 2014, the Fund’s net assets were $661,981,233, of which $6,772,161, or 1.02%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for, or, in the case of futures contracts, the settlement price, securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

34

Notes to Consolidated Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset value. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

35

Notes to Consolidated Financial Statements (Continued)

the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

36

Notes to Consolidated Financial Statements (Continued)

The Fund characterized all securities sold short at Level 1, as of December 31, 2014. The level of classification by major category of investments is the same as the category presentation in the Consolidated Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2014, for the Fund’s other investments:

Asset Investments	Level 1	Level 2	Level 3	Total
Common Stock	$207,372,930	$159,233,885 *	$2,389,225	$368,996,040
Preferred Stock	7,312,978	3,572,821	5,917,851	16,803,650
Bank Loans	-	6,828,424	-	6,828,424
Corporate Debt	-	46,872,942	1,705,562	48,578,504
Sovereign Debt Obligations	-	49,257,484	-	49,257,484
U.S. Government Agency Obligations and Instrumentalities	-	672,850	-	672,850
U.S. Treasury Obligations	-	39,104,880	-	39,104,880
Mutual Funds	5,852,886	-	-	5,852,886
Purchased Options	8,710	9,034,713	-	9,043,423
Warrants	-	28,435	164,777	193,212
Rights	35,254	-	-	35,254
Short-Term Investments	-	121,032,797	-	121,032,797

Total Investments	$220,582,758	$435,639,231	$10,177,415	$666,399,404

Asset Derivatives
Forward Contracts	$-	$3,495,484	$-	$3,495,484
Futures Contracts	46,084	-	-	46,084
Swap Agreements	-	760,970	-	760,970

Total	$46,084	$4,256,454	$-	$4,302,538

Liability Derivatives
Forward Contracts	$-	$(200,863)	$-	$(200,863)
Futures Contracts	(245,474)	-	-	(245,474)
Swap Agreements	-	(254,348)	-	(254,348)
Written Options	(114,384)	(3,668,301)	-	(3,782,685)

Total	$(359,858)	$(4,123,512)	$-	$(4,483,370)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to collateral held for securities sold short, investments purchased on a when-issued basis, collateral held/pledged for open swap agreements, and due to custodian approximates fair value, which would be categorized at Level 2, as of December 31, 2014.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In*		Transfers Out*
Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
$325,000	$-	$-	$(325,000)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 2 and Level 1 as inputs were more observable.

37

Notes to Consolidated Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/2013	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/2014
Common Stock	$4,556,870	$-	$-	$(3,001,747)	$3,112,333	$(2,423,722)	$2,158,664	**	$(2,013,173	)***	$2,389,225	$(126,037)
Preferred Stock	629,046	-	-	2,658,460	2,630,345	-	-		-		5,917,851	2,658,460
Corporate Debt†	1,114,473	-	-	(233,109)	292,659	(322,659)	-		(570,000	)***	281,364	(321,841)
Corporate Debt	1,831,831	-	(1,184)	(415,898)	66,180	(56,731)	-		-		1,424,198	(415,897)
Warrants	59,343	-	-	105,434	-	-	-		-		164,777	105,434

	$8,191,563	$-	$(1,184)	$(886,860)	$6,101,517	$(2,803,112)	$2,158,664		$(2,583,173)		$10,177,415	$1,900,119

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as inputs were less observable.
***	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund other than those disclosed below.

The Fund fair values certain of its Level 3 investments using a market approach such as Comparable Company valuation, acquisition cost, and any observed secondary transactions. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at any of the above methodologies is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $2,389,225
Chaoda Modern Agriculture Holdings Ltd.	$35,424	Market Approach	ADR Security Price (CMGHF) converted to HKD	$0.03
Delta Topco Ltd.	458,563	Market Approach	EV/Multiple	21.25
Dropbox, Inc.	1,663,982	Market Approach	Secondary Market Transaction	$19.10
TerraForm Power Inc.	231,256	Market Approach	Discount for Lack of Marketability	5%

38

Notes to Consolidated Financial Statements (Continued)

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Corporate Debt — $1,424,198
Bio City Development Co. B.V.	$749,420	Market Approach	Debt Restructure Analysis, Cashflow Discount Rate	15%
Delta Topco Ltd.	674,778	Market Approach	EV/Multiple	21.25
Inversiones Alsacia SA	0	Cost	Acquisition Cost	$0.00

Preferred stock — $5,917,851
Invitae Corp. Series F	335,682	Cost	Acquisition Cost	$2.00
Mobileye NV	3,116,276	Market Approach	Discount for Lack of Marketability	5%
Lookout Inc. Series F	628,910	Cost	Acquisition Cost	$11.42
Palantir Technologies, Inc. Series I	656,474	Market Approach	EV/Multiple	11.50
Uber Technologies, Inc. Series D	1,180,509	Market Approach	EV/Multiple	7.61

Total	$9,731,274

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended December 31, 2014. The following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	M
Substitution for Direct Investment	A
Total Return Swaps****
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

39

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Directional Investment	A

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	A
Result of a Corporate Action	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At December 31, 2014, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$3,495,484	$-	$3,495,484
Futures Contracts^^	-	46,084	-	-	46,084
Swap Agreements*	240,538	144,382	-	30,354	415,274
Swap Agreements^^,^^^	-	-	-	345,696	345,696
Purchased Options*	-	8,282,676	303,818	456,929	9,043,423
Warrants*	-	193,212	-	-	193,212
Rights*	-	35,254	-	-	35,254

Total Value	$240,538	$8,701,608	$3,799,302	$832,979	$13,574,427

Liability Derivatives
Forward Contracts^	$-	$-	$(200,863)	$-	$(200,863)
Futures Contracts^^	-	(245,474)	-	-	(245,474)
Swap Agreements^^,^^^	(71,520)	-	-	(182,828)	(254,348)
Written Options^	-	(3,641,289)	-	(27,012)	(3,668,301)
Written Options^^^	-	(114,384)	-	-	(114,384)

Total Value	$(71,520)	$(4,001,147)	$(200,863)	$(209,840)	$(4,483,370)

40

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Realized Gain (Loss)#
Forward Contracts	$-	$-	$7,487,264	$-	$7,487,264
Futures Contracts	-	(3,986,009)	-	-	(3,986,009)
Swap Agreements	(69,108)	(51,340)	-	77,136	(43,312)
Purchased Options	-	(3,119,531)	622,813	(339,571)	(2,836,289)
Written Options	-	1,093,758	7,950	138,208	1,239,916
Rights	-	67,419	-	-	67,419

Total Realized Gain (Loss)	$(69,108)	$(5,995,703)	$8,118,027	$(124,227)	$1,928,989

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$2,428,731	$-	$2,428,731
Futures Contracts	-	830,377	-	-	830,377
Swap Agreements	293,315	27,847	-	321,549	642,711
Purchased Options	-	2,959,187	(220,108)	111,599	2,850,678
Written Options	-	(825,602)	-	80,849	(744,753)
Rights	-	133,869	-	-	133,869
Warrants	-	35,254	-	-	35,254

Total Change in Appreciation (Depreciation)	$293,315	$3,160,932	$2,208,623	$513,997	$6,176,867

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$93,787,978	$-	$93,787,978
Futures Contracts	-	595	-	-	595
Swap Agreements	$3,177,092	$5,042,000	$-	$63,168,602	$71,387,694
Purchased Options	-	3,127,312	30,277,196	-	33,404,508
Purchased Swaptions	-	-	-	$767,849,475	$767,849,475
Written Options	-	3,277,399	6,623,478	37,595,670	47,496,547
Rights	-	63,051	-	-	63,051
Warrants	-	230,438	-	-	230,438

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
^^^	Represents centrally cleared swaps or exchange-traded written options, which are not subject to a master netting agreement.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options, forward contracts, and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2014.

41

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of December 31, 2014.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Barclays Bank PLC	$149,181	$(149,181)	$-	$-
BNP Paribas SA	699,676	(69,682)	-	629,994
Citibank N.A.	68,738	(68,738)	-	-
Credit Suisse International	780,212	(62,662)	-	717,550
Deutsche Bank AG	747,532	(261,549)	(485,983)	-
HSBC Bank USA	324,990	(21,425)	-	303,565
JP Morgan Chase Bank	382,395	(298,754)	-	83,641
Morgan Stanley & Co.	370,855	(267,085)	(103,770)	-
UBS AG	387,179	(179,743)	-	207,436

	$3,910,758	$(1,378,819)	$(589,753)	$1,942,186

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Fund as of December 31, 2014.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(416,801)	$-	$-	$(416,801)
Barclays Bank PLC	(400,356)	149,181	-	(251,175)
BNP Paribas SA	(69,682)	69,682	-	-
Citibank N.A.	(1,030,295)	68,738	630,000	(331,557)
Credit Suisse International	(62,662)	62,662	-	-
Deutsche Bank AG	(261,549)	261,549	-	-
Goldman Sachs & Co.	(860,812)	-	-	(860,812)
HSBC Bank USA	(21,425)	21,425	-	-
JP Morgan Chase Bank	(298,754)	298,754	-	-
Morgan Stanley & Co.	(267,085)	267,085	-	-
UBS AG	(179,743)	179,743	-	-

	$(3,869,164)	$1,378,819	$630,000	$(1,860,345)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the year ended December 31, 2014, are discussed below.

42

Notes to Consolidated Financial Statements (Continued)

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund had the following open forward foreign currency contracts at December 31, 2014. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
EUR	1,236,000	BNP Paribas SA	01/08/15	$1,520,466	$(24,796)
EUR	26,000	BNP Paribas SA	01/09/15	32,190	(727)
EUR	30,000	BNP Paribas SA	01/15/15	37,148	(843)
JPY	182,386,130	BNP Paribas SA	01/09/15	1,520,892	1,822

				3,110,696	(24,544)

INR	82,465,090	Credit Suisse International	06/26/15	1,293,374	(30,733)
INR	43,532,160	Credit Suisse International	08/05/15	672,000	(10,235)
JPY	154,659,778	Credit Suisse International	01/15/15	1,295,829	(4,532)
JPY	249,077,900	Credit Suisse International	01/16/15	2,057,008	22,629
JPY	75,802,000	Credit Suisse International	01/30/15	628,898	4,074
JPY	129,629,213	Credit Suisse International	02/05/15	1,075,525	6,976

				7,022,634	(11,821)

43

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy (Continued)
CNY	10,160,247	Deutsche Bank AG	01/30/15	$1,635,932	$(3,296)
EUR	31,000	Deutsche Bank AG	01/08/15	38,387	(874)
EUR	52,000	Deutsche Bank AG	01/09/15	64,391	(1,466)
JPY	39,865,000	Deutsche Bank AG	01/22/15	334,070	(1,207)

				2,072,780	(6,843)

GBP	400,000	HSBC Bank USA	01/15/15	644,816	(21,425)

CLP	422,421,000	JP Morgan Chase Bank	09/15/15	676,223	4,881
CNY	4,087,158	JP Morgan Chase Bank	01/30/15	653,579	3,180
JPY	199,497,962	JP Morgan Chase Bank	01/29/15	1,678,993	(13,134)
JPY	213,771,011	JP Morgan Chase Bank	02/06/15	1,766,914	18,250

				4,775,709	13,177

EUR	28,000	UBS AG	01/15/15	34,670	(785)
JPY	190,066,800	UBS AG	02/05/15	1,586,746	455
MXN	9,787,540	UBS AG	02/06/15	678,000	(15,896)

				2,299,416	(16,226)

				$19,926,051	$(67,682)

Contracts to Deliver
BRL	4,538,845	BNP Paribas SA	02/06/15	$1,718,023	$25,201
EUR	1,236,000	BNP Paribas SA	01/08/15	1,574,177	78,507
EUR	1,351,000	BNP Paribas SA	01/09/15	1,710,785	75,937
EUR	1,352,000	BNP Paribas SA	01/15/15	1,723,895	87,732
JPY	182,386,130	BNP Paribas SA	01/09/15	1,654,386	131,672
JPY	153,278,944	BNP Paribas SA	02/06/15	1,292,959	12,954
MXN	19,597,700	BNP Paribas SA	01/22/15	1,475,231	148,279
MXN	19,965,150	BNP Paribas SA	05/28/15	1,361,090	19,889

				12,510,546	580,171

EUR	1,878,600	Credit Suisse International	02/12/15	2,350,166	76,088
EUR	1,168,000	Credit Suisse International	02/13/15	1,449,044	35,148
JPY	285,425,166	Credit Suisse International	01/08/15	2,557,476	174,524
JPY	154,659,778	Credit Suisse International	01/15/15	1,351,000	59,703
JPY	249,077,900	Credit Suisse International	01/16/15	2,306,277	226,640
JPY	76,577,182	Credit Suisse International	01/29/15	656,560	17,121
JPY	75,802,000	Credit Suisse International	01/30/15	633,383	411
JPY	129,629,213	Credit Suisse International	02/05/15	1,092,074	9,573
JPY	133,867,550	Credit Suisse International	02/12/15	1,142,215	24,253
KRW	1,519,058,800	Credit Suisse International	05/05/15	1,358,000	(17,162)
MXN	6,698,430	Credit Suisse International	02/05/15	500,836	47,673
MXN	13,479,680	Credit Suisse International	04/01/15	984,162	75,399

				16,381,193	729,371

AUD	1,931,900	Deutsche Bank AG	01/23/15	1,676,889	101,752
AUD	1,919,634	Deutsche Bank AG	02/06/15	1,645,702	82,159

44

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
BRL	1,243,025	Deutsche Bank AG	02/13/15	$454,156	$(8,564)
CNY	10,160,247	Deutsche Bank AG	01/30/15	1,658,000	25,364
EUR	1,236,000	Deutsche Bank AG	01/08/15	1,573,397	77,727
EUR	2,127,000	Deutsche Bank AG	01/09/15	2,694,069	120,182
EUR	715,100	Deutsche Bank AG	02/05/15	888,190	22,597
EUR	1,906,300	Deutsche Bank AG	02/12/15	2,383,857	76,248
JPY	135,726,863	Deutsche Bank AG	01/22/15	1,173,966	40,678
JPY	144,489,909	Deutsche Bank AG	01/23/15	1,252,709	46,242
KRW	1,856,751,480	Deutsche Bank AG	05/05/15	1,689,000	8,134
MXN	11,172,170	Deutsche Bank AG	02/19/15	835,834	80,719

				17,925,769	673,238

GBP	400,000	HSBC Bank USA	01/15/15	627,296	3,904
JPY	145,165,823	HSBC Bank USA	02/12/15	1,238,511	26,194
JPY	70,000,000	HSBC Bank USA	03/10/15	656,328	71,602
MXN	17,746,120	HSBC Bank USA	03/05/15	1,329,148	130,827
MXN	13,441,640	HSBC Bank USA	03/19/15	999,364	92,463

				4,850,647	324,990

CLP	422,421,000	JP Morgan Chase Bank	09/15/15	695,000	13,896
CNY	4,087,158	JP Morgan Chase Bank	01/30/15	668,000	11,240
CNY	6,369,217	JP Morgan Chase Bank	06/09/15	1,013,000	904
EUR	469,000	JP Morgan Chase Bank	01/22/15	582,765	15,149
EUR	1,224,000	JP Morgan Chase Bank	02/13/15	1,519,749	38,064
JPY	138,633,590	JP Morgan Chase Bank	01/23/15	1,202,373	44,805
JPY	199,497,962	JP Morgan Chase Bank	01/29/15	1,697,000	31,141
JPY	274,260,444	JP Morgan Chase Bank	01/30/15	2,291,825	1,660
JPY	213,771,011	JP Morgan Chase Bank	02/06/15	1,817,781	32,617
JPY	327,065,050	JP Morgan Chase Bank	05/07/15	2,698,000	(35,903)
MXN	6,686,090	JP Morgan Chase Bank	03/19/15	488,589	37,482
MXN	13,356,220	JP Morgan Chase Bank	04/30/15	978,621	79,808
MXN	20,014,000	JP Morgan Chase Bank	06/11/15	1,337,369	(5,932)

				16,990,072	264,931

AUD	1,956,000	Morgan Stanley & Co.	01/16/15	1,730,454	134,854
AUD	813,000	Morgan Stanley & Co.	01/23/15	675,538	12,674
BRL	4,228,552	Morgan Stanley & Co.	01/16/15	1,638,974	52,937
CLP	405,762,750	Morgan Stanley & Co.	08/24/15	675,000	19,593
EUR	1,100,500	Morgan Stanley & Co.	01/23/15	1,370,123	38,207
EUR	1,231,000	Morgan Stanley & Co.	01/30/15	1,515,336	25,367
EUR	1,197,000	Morgan Stanley & Co.	02/05/15	1,486,267	37,358
JPY	142,221,040	Morgan Stanley & Co.	01/22/15	1,228,861	41,349
JPY	130,000,000	Morgan Stanley & Co.	02/04/15	1,089,882	4,294
JPY	130,000,000	Morgan Stanley & Co.	03/23/15	1,090,302	4,222

				12,500,737	370,855

CLP	407,137,645	UBS AG	08/26/15	677,000	19,478

45

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
EUR	1,350,000	UBS AG	01/15/15	$1,721,345	$87,602
EUR	1,198,000	UBS AG	01/30/15	1,474,738	24,711
EUR	1,157,700	UBS AG	02/12/15	1,446,685	45,269
JPY	155,570,068	UBS AG	01/08/15	1,367,000	68,180
JPY	140,774,000	UBS AG	01/09/15	1,228,673	53,372
JPY	190,066,800	UBS AG	02/05/15	1,599,714	12,513
MXN	13,861,275	UBS AG	02/06/15	1,013,281	75,599
MXN	10,007,000	UBS AG	04/16/15	670,666	(3,353)

				11,199,102	383,371

				$92,358,066	$3,326,927

Cross Currency Forwards
GBP	1,006,884	Deutsche Bank AG	02/12/15	EUR 1,266,800	$35,376

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	China Yuan Renminbi
EUR	Euro
GBP	British Pound
INR	Indian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

46

Notes to Consolidated Financial Statements (Continued)

The Fund had the following open futures contracts at December 31, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Topix Index	03/12/15	20	$2,350,142	$(48,325)
Yen Denom Nikkei	03/12/15	29	2,095,467	46,084

				$(2,241)

Futures Contracts — Short
FTSE 100 Index	03/20/15	4	$(406,639)	$(15,411)
S&P 500 E Mini Index	03/20/15	167	(17,137,540)	(181,738)

				$(197,149)

Swap	Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection,

47

Notes to Consolidated Financial Statements (Continued)

it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

48

Notes to Consolidated Financial Statements (Continued)

The Fund had the following open swap transactions at December 31, 2014. The Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection*
OTC Swaps
Barclays Bank PLC	USD	325,100	6/20/19	(1.000)%	Transocean, Inc.	$51,883	$8,167	$60,050
Barclays Bank PLC	USD	97,533	6/20/19	(1.000)%	Transocean, Inc.	15,565	2,451	18,016
Barclays Bank PLC	USD	237,000	6/20/19	(1.000)%	Transocean, Inc.	37,489	6,288	43,777
Barclays Bank PLC	USD	148,000	6/20/19	(1.000)%	Transocean, Inc.	23,699	3,639	27,338
Citibank N.A.	USD	227,589	6/20/19	(1.000)%	Transocean, Inc.	36,944	5,095	42,039
JP Morgan Chase Bank	USD	59,000	6/20/19	(1.000)%	Transocean, Inc.	9,461	1,437	10,898
JP Morgan Chase Bank	USD	207,996	6/20/19	(1.000)%	Transocean, Inc.	33,318	5,102	38,420

						208,359	32,179	240,538

Centrally Cleared Swaps
	USD	1,153,524	12/20/19	5.000%	CDX.NA.HY.23.V1†	8,464	(79,984)	(71,520)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps*
OTC Swaps
Deutsche Bank AG	PLN	2,157,000	9/08/24	6-Month Poland Warsaw Interbank	2.760%	$30,354	$-	$30,354

Centrally Cleared Swaps
	USD	32,810,000	2/01/17	3-Month USD-LIBOR-BBA	1.180%	(143,473)	144	(143,329)
	USD	33,230,000	3/11/17	3-Month USD-LIBOR-BBA	1.015%	21,706	-	21,706
	USD	16,480,000	3/11/17	3-Month USD-LIBOR-BBA	1.028%	6,258	-	6,258
	USD	33,380,000	3/17/17	3-Month USD-LIBOR-BBA	0.990%	45,874	-	45,874
	USD	13,120,000	2/01/20	3-Month USD-LIBOR-BBA	2.188%	234,329	120	234,449
	USD	7,310,000	3/11/25	3-Month USD-LIBOR-BBA	2.389%	29,756	-	29,756
	USD	6,810,000	3/11/20	3-Month USD-LIBOR-BBA	1.877%	2,558	-	2,558
	AUD	834,076	6/11/20	6-Month Australian Bill Bank Rate	2.887%	5,095	-	5,095
	USD	7,340,000	3/17/25	3-Month USD-LIBOR-BBA	2.290%	(39,499)	-	(39,499)

						162,604	264	162,868

Total Return Swaps*
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	27,851	-	27,851
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	23,343	-	23,343
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	35,540	-	35,540
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	30,949	-	30,949

						117,683	-	117,683

Citibank N.A.	USD	148,400	3/13/15	1-Month USD-LIBOR-BBA	Notional amount at expiration date × Strike Price	26,699	-	26,699

AUD	Australian Dollar
JPY	Japanese Yen
PLN	Polish Zloty
USD	U.S. Dollar
*	Collateral for swap agreements held by Citibank N.A. amounted to $630,000 in cash at December 31, 2014. A portion of the cash collateral received from Barclays Bank PLC, Citibank N.A., and Deutsche Bank AG, in the amount $530,000, $700,000, and $1,400,000, respectively, was related to swap agreements at December 31, 2014.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

49

Notes to Consolidated Financial Statements (Continued)

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

50

Notes to Consolidated Financial Statements (Continued)

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund had the following open written option contracts at December 31, 2014. The Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
	77	2/20/15	Coca-Cola Co., Call, Strike 44.00	$7,620	$3,388
	79	5/15/15	Coca-Cola Co., Call, Strike 45.00	8,055	5,846
	83	3/20/15	Ocean Rig UDW, Inc., Put, Strike 15.00	16,952	49,800
	82	1/17/15	Procter & Gamble Co., Call, Strike 85.00	16,337	55,350
Bank of America N.A.	13,305	2/20/15	Coach, Inc., Put, Strike 42.50	37,254	70,076
Bank of America N.A.	6,677,028	2/17/15	Interest Rate Swaption USD 10 Year Call, Strike 2.05	7,545	9,083
Bank of America N.A.	15,900	1/16/15	Mylan, Inc., Call, Strike 55.00	44,735	34,662
Bank of America N.A.	2,976	2/20/15	Russell 2000 Index, Call, Strike 1,255.00	29,760	32,142
Bank of America N.A.	2,976	2/20/15	Russell 2000 Index, Put, Strike 1,085.00	35,712	28,443
Bank of America N.A.	223,095	12/11/15	Topix Index, Call, Strike 1,627.28	31,995	74,633
Bank of America N.A.	223,095	12/11/15	Topix Index, Put, Strike 1,171.64	114,554	64,177
Bank of America N.A.	132,700	9/11/15	Topix Index, Put, Strike 1,300.00	56,087	103,585
Barclays Bank PLC	31,400	6/19/15	AbbVie, Inc., Call, Strike 65.00	31,400	147,055
Barclays Bank PLC	25,400	6/19/15	Aetna, Inc., Call, Strike 90.00	40,640	123,882
Barclays Bank PLC	27,825	2/20/15	Anadarko Petroleum Corp. Call, Strike 95.00	26,434	34,364

51

Notes to Consolidated Financial Statements (Continued)

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
Barclays Bank PLC	6,624	3/20/15	UnitedHealth Group, Inc., Call, Strike 87.50	$19,077	$95,055
BNP Paribas SA	106,348	9/11/15	Topix Index, Call, Strike 1,660.07	9,275	22,651
BNP Paribas SA	106,348	9/11/15	Topix Index, Put, Strike 1,161.53	37,761	20,665
Citibank N.A.	26,568	3/13/15	Boai NKY Pharmaceuticals Ltd. Call, Strike 19,500.00	64,119	26,617
Citibank N.A.	26,568	3/13/15	Boai NKY Pharmaceuticals Ltd. Put, Strike 15,500.00	65,728	43,252
Citibank N.A.	3,300	3/20/15	Cimarex Energy Co., Call, Strike 130.00	47,933	6,435
Citibank N.A.	6,130	1/16/15	eBay, Inc. Call, Strike 57.50	4,475	2,391
Citibank N.A.	6,600	1/15/16	Gilead Sciences, Inc., Call, Strike 110.00	62,040	53,790
Citibank N.A.	6,600	1/15/16	Gilead Sciences, Inc., Put, Strike 85.00	56,760	57,255
Citibank N.A.	7,468	3/20/15	Lululemon Athletica, Inc., Call, Strike 52.50	24,122	43,688
Citibank N.A.	130,900	1/15/16	Pfizer, Inc., Call, Strike 37.50	51,051	50,362
Citibank N.A.	40,639	1/15/16	Prudential Financial, Inc., Call, Strike 105.00	105,661	121,917
Citibank N.A.	5,800	9/21/16	Taiwan TWSE Index Put, Strike 8,100.70	97,719	64,890
Citibank N.A.	9,445	2/20/15	Tesoro Corp., Call, Strike 75.00	33,058	42,030
Citibank N.A.	233,603	12/11/15	Topix Index, Call, Strike 1,600.00	39,634	87,862
Citibank N.A.	233,603	12/11/15	Topix Index, Put, Strike 1,170.00	119,645	66,533
Citibank N.A.	26,468	1/16/15	Transocean Ltd., Put, Strike 32.00	80,401	363,273
Deutsche Bank AG	190	9/21/18	Euro STOXX 50 Index, Put, Strike 2,586.07	69,380	75,317
Deutsche Bank AG	66,230	6/19/15	General Electric Co., Put, Strike 23.00	70,866	37,089
Deutsche Bank AG	20,212,988	3/31/15	Interest Rate Swaption USD 5 Year Call, Strike 1.47	25,266	17,929
Deutsche Bank AG	65,100	7/17/15	Johnson & Johnson Co., Call, Strike 117.50	59,892	49,852
Deutsche Bank AG	16,500	4/17/15	Marathon Petroleum Corp., Call, Strike 100.00	41,415	40,425
Deutsche Bank AG	3,123	1/16/15	Russell 2000 Index, Call, Strike 1,230.00	21,861	20,924
Deutsche Bank AG	3,123	1/16/15	Russell 2000 Index, Put, Strike 1,050.00	21,705	4,606
Goldman Sachs & Co.	6,624	1/16/15	Diamondback Energy, Inc., Call, Strike 65.00	16,957	6,955
Goldman Sachs & Co.	6,624	1/16/15	Diamondback Energy, Inc., Put, Strike 65.00	66,902	40,406
Goldman Sachs & Co.	3,289	4/17/15	EOG Resources, Inc., Call, Strike 100.00	30,588	13,156
Goldman Sachs & Co.	16,161	6/19/15	Humana Inc., Call, Strike 155.00	46,059	97,465
Goldman Sachs & Co.	52,375	1/15/16	MetLife, Inc., Call, Strike 67.50	39,281	27,112
Goldman Sachs & Co.	228,678	6/12/15	Topix Index, Call, Strike 1,490.61	41,105	84,476
Goldman Sachs & Co.	228,678	6/12/15	Topix Index, Put, Strike 1,136.91	92,104	22,330
Goldman Sachs & Co.	19,604	1/16/15	Transocean Ltd., Put, Strike 38.00	19,604	387,179
Goldman Sachs & Co.	13,241	1/16/15	Transocean Ltd., Put, Strike 32.00	28,468	181,733
JP Morgan Chase Bank	16,550	4/17/15	Consol Energy, Inc., Put, Strike 38.00	56,270	86,060
JP Morgan Chase Bank	6,599	4/17/15	EOG Resources, Inc., Put, Strike 100.00	50,152	78,693
JP Morgan Chase Bank	14,800	9/18/15	SPDR Gold Trust, Call, Strike 140.00	29,156	14,282
JP Morgan Chase Bank	14,800	9/18/15	SPDR Gold Trust, Put, Strike 108.00	49,580	64,750
Morgan Stanley & Co.	1,700	1/16/15	Delphi Automotive PLC, Call, Strike 82.50	595	13
Morgan Stanley & Co.	1,700	1/16/15	Delphi Automotive PLC, Put, Strike 65.00	2,108	340
Morgan Stanley & Co.	25	2/18/15	Ibovespa Index, Put, Strike 50,617.48	35,063	48,709
Morgan Stanley & Co.	1,181,745	12/11/15	MSCI Custom Index Put, Strike 128.68	104,540	94,142
Morgan Stanley & Co.	304,626	12/11/15	MSCI Custom Index Put, Strike 137.22	28,318	26,996
Morgan Stanley & Co.	1,457	2/20/15	S&P 500 Index, Call, Strike 2,155.00	12,122	8,159
Morgan Stanley & Co.	1,457	2/20/15	S&P 500 Index, Put, Strike 1,935.00	16,828	26,809
Morgan Stanley & Co.	125,970	6/12/15	Topix Index, Put, Strike 1,187.78	36,377	18,657
Morgan Stanley & Co.	105,545	9/11/15	Topix Index, Put, Strike 1,275.00	50,093	43,260
UBS AG	26,398	4/17/15	Consol Energy, Inc., Put, Strike 39.00	90,281	159,709

				$2,676,475	$3,782,685

USD	U.S. Dollar

52

Notes to Consolidated Financial Statements (Continued)

Transactions in written option contracts during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2013	52,727,287	$1,138,223
Options written	177,358,636	11,469,848
Options terminated in closing purchase transactions	(198,343,625)	(8,490,806)
Options expired	(570,475)	(1,130,093)
Options exercised	(66,890)	(310,697)

Options outstanding at December 31, 2014	31,104,933	$2,676,475

Bank	Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2014, the Fund had no unfunded loan commitments.

Short	Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

53

Notes to Consolidated Financial Statements (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

54

Notes to Consolidated Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on the relative net assets of each.

Foreign	Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends	and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. Effective April 1, 2014, in return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million. MassMutual served as the Fund’s investment adviser pursuant to an investment advisory agreement through March 31, 2014. Prior to April 1, 2014, MassMutual received an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80% on the first $750 million; and 0.75% on any excess over $750 million.

55

Notes to Consolidated Financial Statements (Continued)

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect of the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates*:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

*	Prior to April 1, 2014, the administrative services fees were as follows:

Class R5	Service Class	Administrative Class	Class A
0.0500%	0.1500%	0.3000%	0.3000%

MassMutual served as the Fund’s administrator pursuant to an administrative and shareholder services agreement with the Fund through March 31, 2014.

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund

56

Notes to Consolidated Financial Statements (Continued)

separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through March 31, 2015 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund fees and expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Prior to April 1, 2014, MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class R5	Service Class	Administrative Class	Class A
0.86%	0.96%	1.11%	1.36%

#	Acquired Fund fees and expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at December 31, 2014 was 6.3%.

57

Notes to Consolidated Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2014, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$56,633,229	$480,937,128	$58,988,166	$520,321,357

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Class I*
Sold	53,738,422	$651,978,089
Issued as reinvestment of dividends	5,952,446	65,213,177
Redeemed	(2,704,342)	(32,163,436)

Net increase (decrease)	56,986,526	$685,027,830

Class R5
Sold	2,021,022	$23,997,706	2,963,542	$34,109,551
Issued as reinvestment of dividends	141,441	1,567,140	2,397,562	27,852,216
Redeemed	(53,367,656)	(646,000,618)	(3,971,311)	(45,746,738)

Net increase (decrease)	(51,205,193)	$(620,435,772)	1,389,793	$16,215,029

Service Class
Sold	98,672	$1,169,079	343,453	$3,822,784
Issued as reinvestment of dividends	111,814	1,223,660	43,995	510,619
Redeemed	(121,139)	(1,434,706)	(891,862)	(10,250,882)

Net increase (decrease)	89,347	$958,033	(504,414)	$(5,917,479)

Administrative Class
Sold	130,207	$1,578,608	151,663	$1,777,648
Issued as reinvestment of dividends	156,199	1,758,504	66,548	791,635
Redeemed	(333,243)	(4,040,235)	(752,815)	(8,734,879)

Net increase (decrease)	(46,837)	$(703,123)	(534,604)	$(6,165,596)

Class A
Sold	257,852	$3,052,045	315,791	$3,603,787
Issued as reinvestment of dividends	83,643	912,593	31,738	366,784
Redeemed	(283,509)	(3,302,747)	(157,666)	(1,794,167)

Net increase (decrease)	57,986	$661,891	189,863	$2,176,404

Class R4*
Sold	8,534	$100,100
Issued as reinvestment of dividends	973	10,583
Redeemed	-	-

Net increase (decrease)	9,507	$110,683

58

Notes to Consolidated Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Class R3*
Sold	8,544	$100,200
Issued as reinvestment of dividends	956	10,394
Redeemed	-	-

Net increase (decrease)	9,500	$110,594

*	Class commenced operations on April 1, 2014.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2014, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. There were no contingent deferred sales charges imposed during the year ended December 31, 2014.

6.	Federal Income Tax Information

At December 31, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$640,299,562	$65,304,624	$(39,204,782)	$26,099,842

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$21,619,795	$49,607,906	$-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$17,082,033	$12,637,227	$-

59

Notes to Consolidated Financial Statements (Continued)

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, non-taxable dividends and defaulted bond income accruals, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$4,812,047	$10,673,170	$(94,000)	$25,183,823

During the year ended December 31, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

Pain-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(854,515)	$(3,323,516)	$4,178,031

The Fund did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the consolidated financial statements.

9.	Subsequent Events

In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to December 31, 2014, through the date when the consolidated financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

60

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the MassMutual Select BlackRock Global Allocation Fund and subsidiary as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2015

61

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1996	Retired.	89	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	89	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2012 (2006- 2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	89	Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2012	Retired.	89	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

62

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	89	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	89	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	91^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

63

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2003	Retired.	91^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2008 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	89	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	89

Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	89

64

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	89

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	89

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	89

Eric H. Wietsma Age: 48	President Vice President	Since 2008 (2006- 2008)	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	89

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

65

Federal Tax Information (Unaudited)

For corporate shareholders, 16.36% of the ordinary dividends paid during the Fund’s year ended December 31, 2014, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $10,351,462 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2014.

66

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

67

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2014:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I	$1,000	0.79%	$984.80	$3.95	$1,021.20	$4.02
Class R5	1,000	0.89%	983.70	4.45	1,020.70	4.53
Service Class	1,000	0.99%	983.60	4.95	1,020.20	5.04
Administrative Class	1,000	1.09%	983.50	5.45	1,019.70	5.55
Class A	1,000	1.34%	982.30	6.70	1,018.50	6.82
Class R4	1,000	1.24%	982.20	6.20	1,019.00	6.31
Class R3	1,000	1.49%	981.30	7.44	1,017.70	7.58

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

68

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082

March 1, 2015

©2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-35787-00

Item 2. Code of Ethics.

As of December 31, 2014, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2014, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2014 and 2013 were $1,157,661 and $1,118,488, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2014 and 2013 were $180,169 and $194,181, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2014 and 2013 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2014 and 2013 were $2,019,069 and $777,238, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	2/27/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	2/27/15

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/27/15